As filed electronically with the Securities and Exchange Commission on August 8, 2006

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

DWS VARIABLE SERIES I

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, Massachusetts 02110

(Address of Principal Executive Offices) (Zip Code)

800-778-1482

(Registrant’s Area Code and Telephone Number)

John Millette Deutsche Investment Management Americas Inc.

Two International Place

Boston, Massachusetts 02110-4103

(Name and Address of Agent for Service)

With copies to:

John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110-2624	David A. Sturms, Esq. Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, Illinois 60601

TITLE OF SECURITIES BEING REGISTERED:

Shares of the DWS Capital Growth VIP, DWS International VIP and DWS Growth & Income VIP series of the Registrant

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Mercury Large Cap Core VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page [ ] in the enclosed Prospectus/Proxy Statement), has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Mercury Large Cap Core VIP into DWS Growth & Income VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Mercury Large Cap Core VIP is a series, has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAm, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable

Q&A continued

Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support DWS Mercury Large Cap Core VIP in its current form, DeAM has proposed the merger of DWS Mercury Large Cap Core VIP with DWS Growth & Income VIP, which DeAM believes is similar from an investment objective standpoint.

While DeAM believes that DWS Growth & Income VIP should provide a comparable investment opportunity for shareholders of DWS Mercury Large Cap Core VIP, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately [    ]% of DWS Mercury Large Cap Core VIP’s portfolio will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Mercury Large Cap Core VIP’s portfolio will conform to DWS Growth & Income VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of DWS Mercury Large Cap Core VIP’s portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will

Q&A continued

be exchanged at the net asset value per share of DWS Growth & Income VIP, which will probably be different from the net asset value per share of DWS Mercury Large Cap Core VIP.

Q When would the merger take place?

A If approved, the merger would occur on or about November 6, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Growth & Income VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of DWS Mercury Large Cap Core VIP. Why am I being asked to vote on a proposal for DWS Mercury Large Cap Core VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Mercury Large Cap Core VIP. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in DWS Mercury Large Cap Core VIP. Thus, you are not the “shareholder” of DWS Mercury Large Cap Core VIP; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote DWS Mercury Large Cap Core VIP shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the

Q&A continued

voting of shares of DWS Mercury Large Cap Core VIP, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-390-5113.

DWS MERCURY LARGE CAP CORE VIP

A Message from the President of DWS Variable Series II

[            ]

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of Mercury Large Cap Core VIP into DWS Growth & Income VIP. In this merger, your investment in Mercury Large Cap Core VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Growth & Income VIP with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page [    ] of the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging Mercury Large Cap Core VIP into DWS Growth & Income VIP (“Growth & Income VIP”), which DeAM believes is a similar fund, from an investment objective standpoint, to Mercury Large Cap Core VIP. Please note, however, that the investment strategies of Mercury Large Cap Core VIP and Growth & Income VIP are different. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the merger, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of the merger, and concluded that Mercury Large Cap Core VIP’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on Growth & Income VIP, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Mercury Large Cap Core VIP’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS MERCURY LARGE CAP CORE VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting.

To the shareholders of DWS Mercury Large Cap Core VIP:

A Special Meeting of Shareholders of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”) will be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Mercury Large Cap Core VIP to DWS Growth & Income VIP (“Growth & Income VIP”), in exchange for shares of Growth & Income VIP and the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Mercury Large Cap Core VIP in complete liquidation of Mercury Large Cap Core VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Mercury Large Cap Core VIP at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

[            ]

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS

INVESTED IN DWS MERCURY LARGE CAP CORE VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page [    ]. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc. Mercury Large Cap Core VIP’s information agent, at the special toll-free number we have set up for you (1-866-390-5113), or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

[            ]

Acquisition of the assets of:	By and in exchange for shares of:

DWS Mercury Large Cap Core VIP, a series of DWS Variable Series II	DWS Growth & Income VIP, a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”) into DWS Growth & Income VIP (“Growth & Income VIP”). Mercury Large Cap Core VIP and Growth & Income VIP are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Mercury Large Cap Core VIP will receive a number of full and fractional shares of the corresponding class of Growth & Income VIP equal in value as of the Valuation Time (as defined below on page [    ]) to the total value of such shareholder’s Mercury Large Cap Core VIP shares.

Shares of Mercury Large Cap Core VIP are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Mercury Large Cap Core VIP as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Mercury Large Cap Core VIP. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Mercury Large Cap Core VIP. All persons entitled to direct the voting of shares of Mercury Large Cap Core VIP, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [            ]. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Growth & Income VIP, a diversified series of DWS Variable Series I, an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

1

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Growth & Income VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Growth & Income VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Mercury Large Cap Core VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated [ ] (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 for Mercury Large Cap Core VIP and the unaudited financial statements included in the Semiannual Report to Shareholders dated June 30, 2006 for Mercury Large Cap Core VIP.

The financial highlights for Growth & Income VIP contained in the Semiannual Report to Shareholders for the six months ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Mercury Large Cap Core VIP, shares of Growth & Income VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Mercury Large Cap Core VIP’s information agent, at 1-866-390-5113, or contact your insurance company.

Growth & Income VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds,

2

including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

3

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which Mercury Large Cap Core VIP is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Mercury Large Cap Core VIP into Growth & Income VIP. If approved by shareholders, all of the assets of Mercury Large Cap Core VIP will be transferred to Growth & Income VIP solely in exchange for (a) the issuance and delivery to Mercury Large Cap Core VIP of Class A and Class B shares of Growth & Income VIP (“Merger Shares”) with a value equal to the value of Mercury Large Cap Core VIP’s assets net of liabilities, and (b) the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP. Immediately following the merger, the appropriate class of Merger Shares received by Mercury Large Cap Core VIP will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Mercury Large Cap Core VIP as a result of the merger?

Your investment in Mercury Large Cap Core VIP will, in effect, be exchanged for an investment in the same share class of Growth & Income VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page [    ]).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Mercury Large Cap Core VIP approve the merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on p. [ ]) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support Mercury Large Cap Core VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Mercury Large Cap Core VIP);

•	That DeAM recommended the merger of Mercury Large Cap Core VIP into Growth & Income VIP based on its belief that Growth & Income VIP has a similar investment objective and strategy to Mercury Large Cap Core VIP, relative to other DWS funds; and

4

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Mercury Large Cap Core VIP.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are [lower] than the current total operating expense ratios of Mercury Large Cap Core VIP for at least three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of Mercury Large Cap Core VIP’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Mercury Large Cap Core VIP, and (2) the interests of the existing shareholders of Mercury Large Cap Core VIP will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

Mercury Large Cap Core VIP Portfolio seeks long-term capital growth. Mercury Large Cap Core VIP seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US. Growth & Income VIP seeks long-term growth of capital, current income and growth of income. Mercury Large Cap Core VIP normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index. Growth & Income VIP invests at least 65% of total assets in equities, mainly common stocks. Although Growth & Income VIP can invest in companies of any size and from any country, it invests primarily in large US companies. Mercury Large Cap Core VIP can invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts, whereas Growth & Income VIP is not so limited. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

5

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of Growth & Income VIP assuming completion of the proposed merger:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Mercury Large Cap Core VIP Portfolio		Growth & Income VIP		Growth & Income VIP— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	[	]	[	]	[	]
Consumer Staples	[	]	[	]	[	]
Energy	[	]	[	]	[	]
Financials	[	]	[	]	[	]
Health Care	[	]	[	]	[	]
Industrials	[	]	[	]	[	]
Information Technology	[	]	[	]	[	]
Materials	[	]	[	]	[	]
Telecommunications Services	[	]	[	]	[	]
Utilities	[	]	[	]	[	]

	100%		100%		100%

(1)	Reflects DeAM’s estimation of the portfolio composition of Growth & Income VIP subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Mercury Large Cap Core VIP will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Growth & Income VIP. There can be no assurance as to the actual portfolio composition of Growth & Income VIP subsequent to the merger.

5.	How do the expense ratios and management fees of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of Growth & Income VIP assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

6

As shown below, the merger is expected to result in a [lower] management fee ratio and [lower total] expense ratios for shareholders of Mercury Large Cap Core VIP. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees		Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Mercury Large Cap Core VIP
Class A	[	]	[	]	[	]	[	]	[	]	[	](1)
Class B	[	]	[	]	[	]	[	]	[	]	[	](1)
Growth & Income VIP
Class A	[	](3),(4)	[	]	[	](3)	[	]	[	]	[	](2)
Class B	[	](3),(4)	[	]	[	](3)	[	]	[	]	[	](2)
Growth & Income VIP (Pro forma combined)
Class A	[	](3),(4)	[	]	[	](3),(5)	[	]	[	](6)	[	](6),(7)
Class B	[	](3),(4)	[	]	[	](3),(5)	[	]	[	](6)	[	](6),(7)

(1)	Pursuant to their respective agreements with DWS Variable Series II, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Mercury Large Cap Core VIP to [0.873]% and [1.20]%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(2)	Pursuant to an agreement with DWS Variable Series I, DeIM, the underwriter and accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS Growth & Income VIP to [0.54]% and [0.89]%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(3)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(4)	Management fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(5)	Other expenses are estimated, accounting for the effect of the merger.
(6)	If the merger is consummated, through April 30, 2010, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund‘s total operating expenses at [0.54]% and [0.87]% for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(7)

DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds

7

for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund‘s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year			3 Years			5 Years			10 Years
Mercury Large Cap Core VIP(1)
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B	$	[	]	$	[	]	$	[	]	$	[	]
Growth & Income VIP(1)
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B	$	[	]	$	[	]	$	[	]	$	[	]
Growth & Income VIP (Pro forma combined)
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B(2)	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, Growth & Income VIP and Mercury Large Cap Core VIP had net assets of $[            ] and $[            ], respectively.

Mercury Large Cap Core VIP(1)		Growth & Income VIP (Pre- and Post-Merger)(1)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$250 million	0.90%	First $250 million	0.390%
Next $250 million	0.850%	Next $750 million	0.365%
Next $500 million	0.800%	Over $1 billion	0.340%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

(1)	Prior to June 1, 2006, the management agreement for Growth & Income VIP contemplated the provision by Deutsche Investment Management Americas, Inc. (“DeIM”) of both investment advisory and administrative services, and the management fee payable by Growth & Income VIP compensated DeIM for both types of services. Effective June 1, 2006, Growth & Income VIP’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Mercury Large Cap Core VIP continues to compensate DeIM for both investment advisory and administrative services.

8

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Mercury Large Cap Core VIP or the shareholders of the Fund as a direct result of the merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. No fee is charged to separate accounts as shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Growth & Income VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Mercury Large Cap Core VIP.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Growth & Income VIP will

9

equal the total value of your investment in Mercury Large Cap Core VIP as of the Valuation Time (as defined below on page [ ]). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Mercury Large Cap Core VIP. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Growth & Income VIP and how do they compare with those of Mercury Large Cap Core VIP?

Investment Objectives and Strategies.    Growth & Income VIP seeks long-term growth of capital, current income and growth of income. Mercury Large Cap Core VIP seeks long-term capital growth. Both Funds buy primarily equity securities. Growth & Income VIP invests at least 65% of total assets in equities, mainly common stocks. Although Growth & Income VIP can invest in companies of any size and from any country, it invests primarily in large US companies. Mercury Large Cap Core VIP normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index (as of June 30, 2006, the Russell 1000® Index had a median market capitalization of $5.32 billion).

Growth & Income VIP seeks to bring together the top US equity research recommendations of its advisor into a single investment portfolio. In managing Growth & Income VIP, each of the advisor’s US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for Growth & Income VIP by its advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the Growth & Income VIP managers normally will buy and sell securities in accordance with the model’s, and hence the research analysts’, recommendations. In addition to the risk management criteria inherent in the Growth & Income VIP portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

10

The Mercury Large Cap Core VIP portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in their opinion, are consistent with the investment objective of the portfolio. Mercury Large Cap Core VIP will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000® Index.

In selecting securities for Mercury Large Cap Core VIP, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined—if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because Mercury Large Cap Core VIP generally will not hold all the stocks in the Russell 1000® Index, and because Mercury Large Cap Core VIP’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, Mercury Large Cap Core VIP is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings

•	momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

Both Funds are permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The Funds may use derivatives in circumstances when its portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Additionally, Growth & Income VIP is not limited with respect to foreign issuers, whereas Mercury Large Cap Core VIP could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts. While most of Growth & Income VIP’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

11

As a temporary defensive measure, both Funds could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, a Fund would not be pursuing its investment objective. However, the Funds’ portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Both Funds have elected to be classified as a diversified series of an open end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of its total assets in securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

The portfolio turnover rate for Growth & Income VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve month period ended June 30, 2006 was [    ]%. The portfolio turnover rate for Mercury Large Cap Core VIP for the twelve month period ended June 30, 2006 was [    ]%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

Although DeAM believes that Growth & Income VIP should provide a comparable investment opportunity for shareholders of Mercury Large Cap Core VIP, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement and Plan of Reorganization, DeAM has estimated that approximately [    ]% of the portfolio of Mercury Large Cap Core VIP will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Growth & Income VIP’s investment objective, policies, restrictions and strategies.

For a more detailed description of the investment techniques used by Mercury Large Cap Core VIP and Growth & Income VIP, please see the applicable Fund’s prospectus and statement of additional information.

It is anticipated that the subadvisory agreement between Fund Asset Management, L.P. (doing business as Mercury Advisors, a subsidiary of Merrill Lynch Investment Managers, L.P.), the subadvisor to Mercury VIP, and DeIM, the investment advisor to Mercury VIP, will terminate effective September 30, 2006. Accordingly, DeIM, as investment advisor for Mercury VIP, expects to be responsible for the day to day investment management of Mercury VIP after September 30, 2006, regardless of whether the merger is approved by shareholders and consummated. In the event the merger is approved by shareholders, DeIM will be responsible for rebalancing Mercury VIP’s portfolio prior to consummation of the merger.

Primary Risks.    As with any mutual fund, you may lose money by investing in Growth & Income VIP. Certain risks associated with an investment in Growth & Income VIP are summarized below. The risks of an investment in Growth & Income VIP are similar to the risks of an investment in Mercury Large Cap Core VIP. More detailed descriptions of the risks associated with an investment in Growth & Income VIP can be found in the current prospectus and statement of additional information for Growth & Income VIP.

12

The value of your investment in Growth & Income VIP will change with changes in the values of the investments held by Growth & Income VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Growth & Income VIP’s investments as a whole. Growth & Income VIP could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Growth & Income VIP, cause you to lose money or cause the performance of Growth & Income VIP to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Growth & Income VIP is how stock markets perform—in this case, the large company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Growth & Income VIP makes and it may not be able to get attractive prices for them. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Industry Risk.    While Growth & Income VIP does not concentrate in any industry, to the extent that Growth & Income VIP has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of its portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the Growth & Income VIP’s investment portfolio will decline in value. An investment in Mercury Large Cap Core VIP is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify Growth & Income VIP’s performance if it has a small asset base. Growth & Income VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that Growth & Income VIP will be able to obtain proportionately larger IPO allocations.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Growth & Income VIP will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose Growth & Income

13

VIP to the effects of leverage, which could increase its exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Growth & Income VIP. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Growth & Income VIP that occurs during the term of the loan would be borne by Growth & Income VIP and would adversely affect Growth & Income VIP’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Growth & Income VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Growth & Income VIP has valued its securities too highly, you may end up paying too much for Growth & Income VIP shares when you buy into Growth & Income VIP. If Growth & Income VIP underestimates their price, you may not receive the full market value for your Growth & Income VIP shares when you sell. An investment in Mercury Large Cap Core VIP is also subject to this risk.

Other factors that could affect performance of both Funds include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities risk because foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because the inception date for Class B shares of Growth & Income Portfolio was May 1, 1997, the performance figures for Class B shares of Growth & Income Portfolio prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

14

Calendar Year Total Returns (%)

Growth & Income VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 15.86%, Q2, 1997                Worst Quarter: -16.73%, Q3, 2002

2006 Total Return as of June 30: 0.02%

Mercury Large Cap Core VIP

Annual Total Returns (%) as of 12/31	Class A

For the period included in the bar chart:

Best Quarter: 5.67%, Q3, 2005                Worst Quarter: 1.54%, Q1, 2005

2006 Total Return as of June 30: 3.77%

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 year	Past 5 years		Past 10 years/ Since inception(1)
Growth & Income VIP
Class A	6.07		0.20	5.98
Class B	5.73	-	0.10	5.69
Index 1 (Reflects no deductions for fees or expenses)	4.91		0.54	9.07

Mercury Large Cap Core VIP
Class A	13.20			15.55	(1)
Class B	12.93			15.30	(1)
Index 2 (Reflects no deductions for fees or expenses)	6.27			9.30	(1)

(1)	The inception date for both Class A and Class B shares of Mercury Large Cap Core VIP is 11/15/2004. Index comparison begins 11/30/2004.

15

Index 1:    Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2:    The Russell 1000® Index is an unmanaged capitalization-weighted price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced for both Funds. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the DWS website at www.DWS-Scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Growth & Income VIP

Theresa Gusman, Managing Director of Deutsche Asset Management, is the Lead Portfolio Manager of Growth & Income VIP. Ms. Gusman joined DeAM in 1995, became a Portfolio Manager for Growth & Income VIP in 2005, and has over 22 years of investment industry experience. Ms. Gusman is the Head of Americas Large Cap Core Equity Team and Global Commodities Team in New York.

Sal Bruno, Director of DeAM, is a Portfolio Manager of Growth & Income VIP. Mr. Bruno joined DeAm in 1991 and became a Portfolio Manager for Growth & Income VIP in 2005. Mr. Bruno is a Portfolio Manager for the Americas Large Cap Core Equity Team in New York.

Gregory Y. Sivin, CFA, Director of Deutsche Asset Management, is a Portfolio Manager of Growth & Income VIP. Mr. Sivin joined DeAm in 2000 and became a Portfolio Manager for Growth & Income VIP in 2005. Mr. Sivin is a Portfolio Manager for the Americas Large Cap Core Equity Team in New York.

16

Mercury Large Cap Core VIP

Mercury Large Cap Core VIP’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Pond, Plainsboro New Jersey 08536. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 23 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over 10 years of investment industry experience), Dan Hansen (over 10 years of investment industry experience), Brenda Sklar (over nine years of investment industry experience) and Gregory Brunk (over 13 years of investment industry experience), each of whom joined the portfolio in 2004.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of both Mercury Large Cap Core VIP and Growth & Income VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Growth & Income VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Mercury Large Cap Core VIP on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which Growth & Income VIP is a series) are different from those of the Trust (of which Mercury Large Cap Core VIP is a series). As more fully described in the statement of additional information for Growth & Income VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).     [                                ] serves as Auditor for Growth & Income VIP. [                    ] LLP serves as Auditor for Mercury Large Cap Core VIP.

Charter Documents.    Mercury Large Cap Core VIP is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Growth & Income VIP is a

17

series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Mercury Large Cap Core VIP is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24,1998, as amended from time to time. Growth & Income VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Mercury Large Cap Core VIP and Growth & Income VIP have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of Mercury Large Cap Core VIP requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate Growth & Income VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust,

18

however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing Growth & Income VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing Growth & Income VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing Mercury Large Cap Core VIP may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Mercury Large Cap Core VIP may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Mercury Large Cap Core VIP expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by

19

the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Mercury Large Cap Core VIP and Growth & Income VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Mercury Large Cap Core VIP are being asked to approve a merger between Mercury Large Cap Core VIP and Growth & Income VIP pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Mercury Large Cap Core VIP to Growth & Income VIP in exchange for the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP and for the issuance and delivery to Mercury Large Cap Core VIP of Merger Shares equal in aggregate value to the net value of the assets transferred to Growth & Income VIP.

After receipt of the Merger Shares, Mercury Large Cap Core VIP will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Mercury Large Cap Core VIP, and the legal existence of Mercury Large Cap Core VIP as a series of the Trust will be terminated. Each shareholder of Mercury Large Cap Core VIP will receive a number of full and fractional

20

Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page [    ]) to, the aggregate value of the shareholder’s Mercury Large Cap Core VIP shares. Such shares will be held in an account with Growth & Income VIP identical in all material respects to the account currently maintained by Mercury Large Cap Core VIP. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Mercury Large Cap Core VIP separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Mercury Large Cap Core VIP under an existing Contract will, following the merger, be allocated to Growth & Income VIP.

Prior to the date of the merger, Mercury Large Cap Core VIP will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of Growth & Income VIP and (ii) determined by the portfolio managers of Growth & Income VIP in their sole discretion to be inconsistent with their current investment strategies. In addition, prior to the merger, Mercury Large Cap Core VIP will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Mercury Large Cap Core VIP through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

The Trustees of the Trust have unanimously voted to approve the Agreement and the proposed merger and to recommend that shareholders of Mercury Large Cap Core VIP also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAm, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves

21

as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support Mercury Large Cap Core VIP in its current form, DeAM proposed to the Trustees merging Mercury Large Cap Core VIP into Growth & Income VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Mercury Large Cap Core VIP’s shareholders.

In determining to recommend that the shareholders of Mercury Large Cap Core VIP approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support Mercury Large Cap Core VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Mercury Large Cap Core VIP);

•	That DeAM recommended the merger based on its belief that Growth & Income VIP has a similar investment objective and strategy to Mercury Large Cap Core VIP, relative to other DWS funds; and

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Mercury Large Cap Core VIP.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Mercury Large Cap Core VIP approve the merger:

•	The Trustees noted that DeAM would bear all expenses associated with the merger, including but not limited to transaction costs associated with any related repositioning of Mercury Large Cap Core VIP’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be [lower] than those of Mercury Large Cap Core VIP. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels that are [lower] compared to Mercury Large Cap Core VIP’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

22

•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees considered that the services available to shareholders of each class of Growth & Income VIP were substantially identical to those available to shareholders of the corresponding class of Mercury Large Cap Core VIP.

•	That DeIM has agreed to indemnify Growth & Income VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Mercury Large Cap Core VIP (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Mercury Large Cap Core VIP’s participation in the merger would be in the best interests of Mercury Large Cap Core VIP and would not dilute the interests of Mercury Large Cap Core VIP’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Growth & Income VIP will acquire all of the assets of Mercury Large Cap Core VIP solely in exchange for the assumption by Growth & Income VIP of all liabilities of Mercury Large Cap Core VIP and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on November 3, 2006 or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Mercury Large Cap Core VIP will transfer all of its assets to Growth & Income VIP, and in exchange, Growth & Income VIP will assume all liabilities of Mercury Large Cap Core VIP and deliver to Mercury Large Cap Core VIP a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Mercury Large Cap Core VIP attributable to shares of the corresponding class of Mercury Large Cap Core VIP, less the value of the liabilities of Mercury Large Cap Core VIP assumed by Growth & Income VIP attributable to shares of such class of Mercury Large Cap Core VIP. Immediately following the transfer of assets on the Exchange Date, Mercury Large Cap Core VIP will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Mercury Large Cap Core VIP Portfolio, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Mercury Large Cap Core VIP. As a result of the proposed merger, each shareholder of Mercury Large Cap Core VIP will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of Mercury Large Cap Core VIP shares of the corresponding class surrendered by the shareholder. This distribution will be

23

accomplished by the establishment of accounts on the share records of Growth & Income VIP in the name of such Mercury Large Cap Core VIP shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Variable Series I have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Growth & Income VIP and Mercury Large Cap Core VIP, (ii) by either party if the merger shall not be consummated by [    ] or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Mercury Large Cap Core VIP approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Mercury Large Cap Core VIP are added to the portfolio of Growth & Income VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Growth & Income VIP. DeAM has estimated that approximately [    ]% of the portfolio of Mercury Large Cap Core VIP, will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Growth & Income VIP’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Mercury Large Cap Core VIP in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Growth & Income VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Mercury Large Cap Core VIP. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its Mercury Large Cap Core VIP shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Growth & Income VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Growth & Income VIP could, under certain circumstances, be held personally liable for the obligations of Growth & Income VIP. However, Growth & Income VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Growth & Income VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Growth & Income VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Growth & Income VIP.

24

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)	the acquisition by Growth & Income VIP of all of the assets of Mercury Large Cap Core VIP solely in exchange for Merger Shares and the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP, followed by the distribution by Mercury Large Cap Core VIP to separate accounts as shareholders of Merger Shares in complete liquidation of Mercury Large Cap Core VIP, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Mercury Large Cap Core VIP and Growth & Income VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Mercury Large Cap Core VIP will not recognize gain or loss upon the transfer of Mercury Large Cap Core VIP’s assets to Growth & Income VIP in exchange for Merger Shares and the assumption of Mercury Large Cap Core VIP liabilities by Growth & Income VIP, and Mercury Large Cap Core VIP will not recognize gain or loss upon the distribution to Mercury Large Cap Core VIP’s shareholders of the Merger Shares in liquidation of Mercury Large Cap Core VIP;

(iii)	under Section 354 of the Code, separate accounts as shareholders of Mercury Large Cap Core VIP will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Mercury Large Cap Core VIP shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of Mercury Large Cap Core VIP will be the same as the aggregate basis of Mercury Large Cap Core VIP shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of Mercury Large Cap Core VIP will include the holding periods of Mercury Large Cap Core VIP shares exchanged therefor, provided that such separate accounts as shareholder of Mercury Large Cap Core VIP held Mercury Large Cap Core VIP shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, Growth & Income VIP will not recognize gain or loss upon the receipt of assets of Mercury Large Cap Core VIP in exchange for Merger Shares and the assumption by Growth & Income VIP of all of the liabilities of Mercury Large Cap Core VIP;

(vii)	under Section 362(b) of the Code, the basis of the assets of Mercury Large Cap Core VIP transferred to Growth & Income VIP in the reorganization will be the same in the hands of Growth & Income VIP as the basis of such assets in the hands of Mercury Large Cap Core VIP immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Mercury Large Cap Core VIP transferred to Growth & Income VIP in the reorganization in the hands of Growth & Income VIP will include the periods during which such assets were held by Mercury Large Cap Core VIP.

25

(ix)	Growth & Income VIP will succeed to and take into account the items of Mercury Large Cap Core VIP described in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Mercury Large Cap Core VIP normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. Growth & Income VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by Mercury Large Cap Core VIP’s shareholders, Mercury Large Cap Core VIP will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

26

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of Growth & Income VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Mercury Large Cap Core VIP			Growth & Income VIP			Pro Forma Adjustments			Growth & Income VIP— Pro Forma Combined(1)
Net Assets
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]

Total Net Assets	$	[	]	$	[	]	$	[	]	$	[	]

Shares Outstanding
Class A Shares		[	]		[	]		[	]		[	]
Class B Shares		[	]		[	]		[	]		[	]
Net Asset Value Per Share
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of Growth & Income VIP will be received by the shareholders of Mercury Large Cap Core VIP on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Growth & Income VIP that actually will be received on or after such date.

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Mercury Large Cap Core VIP with and into Growth & Income VIP and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Mercury Large Cap Core VIP shareholders (the “Meeting”). The Meeting is to be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about [    ].

As of August 3, 2006, Mercury Large Cap Core VIP Portfolio had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]

27

Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Mercury Large Cap Core VIP’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Mercury Large Cap Core VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Mercury Large Cap Core VIP at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Mercury Large Cap Core VIP outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Mercury Large Cap Core VIP as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

28

Share Ownership.    [[As of August 3, 2006, the officers and Trustees of the Trust and of DWS Variable Series I, each as a group, beneficially owned less than 1% of the outstanding shares of Mercury Large Cap Core VIP and Growth & Income VIP, respectively.]] To the best of the knowledge of Mercury Large Cap Core VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Mercury Large Cap Core VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	[Deutsche Investment Management Americas, Inc. Attn: Enrique Cuesta New York, NY 10154-0004]

B	[Deutsche Investment Management Americas, Inc. Attn: Enrique Cuesta New York, NY 10154-0004]

B	[The Manufacturers Life Ins. Co. Boston, MA 02116-3787]

B	[Travelers Life & Annuity Company Hartford, CT 06103-3432]

B	[Travelers Insurance Company Attn: Shareholder Accounting Unit Hartford, CT 06199-0027]

To the best of the knowledge of Growth & Income VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Growth & Income VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	[Allmerica Life Ins. Co. Worcester, MA 01653-0002

A	[Allmerica Life Ins. Co. Worcester, MA 01653-0002]

A	[PowerV Farmers PowerV & Flex Vulnet Schaumberg, IL 60196-6800]

A	[Zurich Destinations/Farmers Fund c/o Kilico Atten: Investment Accounting LL-2W Greenville, SC 29602-9097]

A	[State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategic Portfolio Attn: Marylou McPhee North Quincy, MA 02171-2119]

29

Class	Shareholder Name and Address	Percentage Owned
A	[State Street Bank & Trust Cust., FBO SVSII Scudder Grow & Income Portfolio, Strategic Portfolio Attn: Marylou McPhee North Quincy, MA 02171-2119]

B	[United of Omaha Attn: Product Accounting & Reporting Omaha, NE 68175-0001]

B	[The Manufacturer’s Life Ins. Co. (USA) Boston, MA 02116-3787]

B	[Traveler’s Life & Annuity Company Hartford, CT 06103-3432]

B	[Travelers Insurance Company Attn: Shareholder Accounting Unit Hartford, CT 06199-0027]

Solicitation of Proxies.    As discussed above, shares of Mercury Large Cap Core VIP are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Mercury Large Cap Core VIP are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Mercury Large Cap Core VIP held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Mercury Large Cap Core VIP held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Mercury Large Cap Core VIP for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Mercury Large Cap Core VIP. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Growth & Income VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

30

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Mercury Large Cap Core VIP, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, Massachusetts 02110 (ii) by properly executing a later-dated proxy that is received by the Fund at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“Inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS.

31

The DWS funds’ advisors have been cooperating in connection with these Inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending Inquiries. It is not possible to determine with certainty what the outcome of these Inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved. Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM

32

arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters.    DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

33

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Growth & Income VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Mercury Large Cap Core VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid

A-1

expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4   On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

A-2

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be November 6, 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state

A-3

stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under

A-4

the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2005, have been audited by [                ], Independent Registered Public Accounting Firm, and are in accordance

A-5

with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens

A-6

or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to

A-7

own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by [                                ], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in

A-8

accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

A-9

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the

A-10

Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December [            ], 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the

A-11

Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all

A-12

the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

A-13

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to [            ]% and [            ]%, respectively (or if the substitution order of a certain participating insurance company is effected, to 0.82% for Class B Shares), excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

A-14

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought

A-15

to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned

A-16

upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [            ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a

A-17

material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to

A-18

time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

A-19

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Growth & Income VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Mercury Large Cap Core VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

A-20

EXHIBIT B

Financial Highlights

Class A

	(Unaudited) Six Months ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	[	]	$9.29	$8.50	$6.77	$8.90	$10.38

Income (loss) from investment operations:
Net investment income (loss)[a]	[	]	.10	.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	[	]	.45	.74	1.74	(2.12)	(1.23)

Total from investment operations	[	]	.55	.86	1.81	(2.05)	(1.14)

Less distributions from:
Net Investment Income	[	]	(.12)	(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	[	]	—	—	—	—	(.22)

Total distributions	[	]	(.12)	(.07)	(.08)	(.08)	(.34)

Net asset value, end of period	[	]	$9.72	$9.29	$8.50	$6.77	$8.90

Total return (%)	[	]	6.07[c]	10.16	26.74	(23.13)	(11.30)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	[	]	294	172	161	135	185
Ratio of expenses before expense reductions (%)	[	]	.57	.56	.59	.57	.57[b]
Ratio of expenses after expense reductions (%)	[	]	.54	.56	.59	.57	.56[b]
Ratio of net investment income (loss) (%)	[	]	1.10	1.37	.91	.92	.94
Portfolio turnover rate (%)	[	]	115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.

B-1

Class B

	(Unaudited) Six Months ended June 30,		(Audited) Years Ended December 31,
	2006		2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	[	]	$9.25	$8.47	$6.75	$8.87	$10.35

Income (loss) from investment operations:
Net investment income (loss)[a]	[	]	.07	.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	[	]	.45	.73	1.73	(2.12)	(1.23)

Total from investment operations	[	]	.52	.82	1.78	(2.07)	(1.17)

Less distributions from:
Net Investment Income	[	]	(.09)	(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	[	]	—	—	—	—	(.22)

Total distributions	[	]	(.09)	(.04)	(.06)	(.05)	(.31)

Net asset value, end of period	[	]	$9.68	$9.25	$8.47	$6.75	$8.87

Total return (%)	[	]	5.73[c]	9.78	26.55	(23.40)	(11.56)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	[	]	47	33	18	7	10
Ratio of expenses before expense reductions (%)	[	]	.95	.89	.85	.82	.82[b]
Ratio of expenses after expense reductions (%)	[	]	.89	.89	.85	.82	.81[b]
Ratio of net investment income (loss) (%)	[	]	.75	1.04	.65	.67	.69
Portfolio turnover rate (%)	[	]	115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.

B-2

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet

voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-390-5113, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

DWS MERCURY LARGE CAP CORE VIP

DWS VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

11:00 a.m., Eastern time, on October 12, 2006 PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-866-390-5113,

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[ ]

[ ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:

VOTE ON PROPOSAL 1:

FOR AGAINST ABSTAIN

1. Approval of a proposed merger of DWS Mercury Large Cap Core VIP into DWS Growth & Income VIP. In this merger, your investment in Mercury Large Cap Core VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Growth & Income VIP with an equal aggregate net asset value.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

[ ]

[ ]

Questions & Answers

DWS Templeton Foreign Value VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page [ ] in the enclosed Prospectus/Proxy Statement), has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge DWS Templeton Foreign Value VIP into DWS International VIP.

After carefully reviewing the proposal, the Board of DWS Variable Series II, of which DWS Templeton Foreign Value VIP is a series, has determined that this action is in the best interests of the fund. The Board recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAm, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable

Q&A continued

Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support DWS Templeton Foreign Value VIP in its current form, DeAM has proposed the merger of DWS Templeton Foreign Value VIP with DWS International VIP, which DeAM believes is similar from an investment objective standpoint.

While DeAM believes that DWS International VIP should provide a comparable investment opportunity for shareholders of DWS Templeton Foreign Value VIP, there are a number of significant differences in the portfolios of each Fund. DeAM has estimated that approximately [    ]% of DWS Templeton Foreign Value VIP’s portfolio will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, DWS Templeton Foreign Value VIP’s portfolio will conform to DWS International VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of DWS Templeton Foreign Value VIP’s portfolio.

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will

Q&A continued

be exchanged at the net asset value per share of DWS International VIP, which will probably be different from the net asset value per share of DWS Templeton Foreign Value VIP.

Q When would the merger take place?

A If approved, the merger would occur on or about November 6, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS International VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of DWS Templeton Foreign Value VIP. Why am I being asked to vote on a proposal for DWS Templeton Foreign Value VIP shareholders?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in DWS Templeton Foreign Value VIP. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in DWS Templeton Foreign Value VIP. Thus, you are not the “shareholder” of DWS Templeton Foreign Value VIP; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote DWS Templeton Foreign Value VIP shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of DWS Templeton Foreign Value VIP, whether or not they are

Q&A continued

shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page 1 of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s information agent, at 1-866-390-5113.

DWS TEMPLETON FOREIGN VALUE VIP

A Message from the President of DWS Variable Series II

[    ]

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”). You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal:	Approval of a proposed merger of Templeton Foreign Value VIP into DWS International VIP. In this merger, your investment in Templeton Foreign Value VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS International VIP with an equal aggregate net asset value.

The proposed merger is part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page [     ] of the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging Templeton Foreign Value VIP into DWS International VIP (“International VIP”) which DeAM believes is a similar fund, from an investment objective standpoint. Please note, however, that the investment strategies of Templeton Foreign Value VIP and International VIP are different. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the merger, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of the merger, and concluded that Templeton Foreign Value VIP’s participation in the proposed merger would be in the best interests of the Fund and would not dilute the interests of the Fund’s existing shareholders. If the proposed merger is approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on International VIP, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS TEMPLETON FOREIGN VALUE VIP

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on AND the time and place of the special meeting.

To the shareholders of DWS Templeton Foreign Value VIP:

A Special Meeting of Shareholders of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”) will be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following:

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Templeton Foreign Value VIP to DWS International VIP, in exchange for shares of DWS International VIP and the assumption by DWS International VIP of all liabilities of Templeton Foreign Value VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Templeton Foreign Value VIP in complete liquidation of Templeton Foreign Value VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Templeton Foreign Value VIP at the close of business on August 3, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve the merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

[    ]

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND

VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS

INVESTED IN DWS TEMPLETON FOREIGN VALUE VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page [    ]. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at the special toll-free number we have set up for you 1-866-390-5113 or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

[            ]

Acquisition of the assets of:	By and in exchange for shares of:

DWS Templeton Foreign Value VIP, a series of DWS Variable Series II	DWS International VIP, a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”) into DWS International VIP (“International VIP”). International VIP and Templeton Foreign Value VIP are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Templeton Foreign Value VIP will receive a number of full and fractional shares of the corresponding class of International VIP equal in value as of the Valuation Time (as defined below on page [    ]) to the total value of such shareholder’s Templeton Foreign Value VIP shares.

Shares of Templeton Foreign Value VIP are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of Templeton Foreign Value VIP as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of Templeton Foreign Value VIP. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed merger. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to Templeton Foreign Value VIP. All persons entitled to direct the voting of shares of Templeton Foreign Value VIP, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

This Prospectus/Proxy Statement, along with the Notice of Special Meeting and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [    ]. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in International VIP, a diversified series of DWS Variable Series I, an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

1

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of International VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of International VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Templeton Foreign Value VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated [ ] (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 for Templeton Foreign Value VIP and the unaudited financial statements included in the Semiannual Report to Shareholders dated June 30, 2006 for Templeton Foreign Value VIP.

The financial highlights for International VIP contained in the Semiannual Report to Shareholders for the six months ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of Templeton Foreign Value VIP, shares of International VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Templeton Foreign Value VIP’s information agent, at 1-866-390-5113, or contact your insurance company.

International VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

2

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which Templeton Foreign Value VIP is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Templeton Foreign Value VIP into International VIP. If approved by shareholders, all of the assets of Templeton Foreign Value VIP will be transferred to International VIP solely in exchange for (a) the issuance and delivery to Templeton Foreign Value VIP of Class A and Class B shares of International VIP (“Merger Shares”) with a value equal to the value of Templeton Foreign Value VIP’s assets net of liabilities, and (b) the assumption by International VIP of all liabilities of Templeton Foreign Value VIP. Immediately following the merger, the appropriate class of Merger Shares received by Templeton Foreign Value VIP will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in Templeton Foreign Value VIP as a result of the merger?

Your investment in Templeton Foreign Value VIP will, in effect, be exchanged for an investment in the same share class of International VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page [    ]).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

The Trustees considered the following factors in determining to recommend that shareholders of Templeton Foreign Value VIP approve the merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on p.[ ]) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support Templeton Foreign Value VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Templeton Foreign Value VIP);

•	That DeAM recommended the merger of Templeton Foreign Value VIP into International VIP based on its belief that International VIP has a similar investment objective and strategy to Templeton Foreign Value VIP, relative to other DWS funds; and

3

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Templeton Foreign Value VIP.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are the [same or lower] than the current total expense ratios of Templeton Foreign Value VIP for at least three years following the merger. The Trustees also noted that DeAM agreed to pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of Templeton Foreign Value VIP’s portfolio.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Templeton Foreign Value VIP, and (2) the interests of the existing shareholders of Templeton Foreign Value VIP will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend approval of the Agreement (as defined below) and the merger as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the two Funds compare?

Templeton Foreign Value VIP seeks long-term capital growth. Under normal market conditions, Templeton Foreign Value VIP invests mainly in the equity securities of companies located outside the US, including emerging markets. International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Templeton Foreign Value VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located outside the US, which may include emerging markets. Although International VIP can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies. Templeton Foreign Value VIP also invests in American, European and Global Depositary Receipts. International VIP may also invest in depositary receipts. Depending on current market conditions, Templeton Foreign Value VIP generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton Foreign Value VIP may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Both Funds may lend their investment securities in an amount up to 33 1/3% of their total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions. Please also see Part II—Investment Strategies and Risk Factors—below for a more detailed comparison of the Funds’ investment policies and restrictions.

4

The following tables set forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of International VIP assuming completion of the proposed merger.

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Templeton Foreign Value VIP		International VIP		International VIP— Estimated (assuming consummation of merger)(1)
Consumer Discretionary	[	]	[	]	[	]
Consumer Staples	[	]	[	]	[	]
Energy	[	]	[	]	[	]
Financials	[	]	[	]	[	]
Health Care	[	]	[	]	[	]
Industrials	[	]	[	]	[	]
Information Technology	[	]	[	]	[	]
Materials	[	]	[	]	[	]
Telecommunications Services	[	]	[	]	[	]
Utilities	[	]	[	]	[	]

	100%		100%		100%

(1)	Reflects DeAM’s estimation of the portfolio composition of International VIP subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, a significant portion of the portfolio of Templeton Foreign Value VIP will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of International VIP. There can be no assurance as to the actual portfolio composition of International VIP subsequent to the merger.

Geographical Diversification (as a % of Fund)

Country Diversification (As a % of Common Stocks)	Templeton Foreign Value VIP		International VIP		International VIP— Estimated (assuming consummation of merger)
Europe (excluding United Kingdom)	[	]	[	]	[	]
United Kingdom	[	]	[	]	[	]
Japan	[	]	[	]	[	]
Pacific Basin	[	]	[	]	[	]
Latin America	[	]	[	]	[	]
Australia	[	]	[	]	[	]
Other	[	]	[	]	[	]

	100%		100%		100%

5

5.	How do the expense ratios and management fees of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of International VIP assuming consummation of the merger as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

As shown below, the merger is expected to result in a [lower] management fee ratio and the [same or lower total] expense ratios for shareholders of Templeton Foreign Value VIP. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees		Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Templeton Foreign Value VIP
Class A	[	]	[	]	[	]	[	]	[	]	[	]
Class B	[	]	[	]	[	]	[	]	[	]	[	]
International VIP
Class A	[	](3),(4)	[	]	[	](3)	[	]	[	]	[	]
Class B	[	](3),(4)	[	]	[	](3)	[	]	[	]	[	]
International VIP (Pro forma combined)
Class A	[	](3),(4)	[	]	[	](3),(5)	[	]	[	](6)	[	](6)
Class B	[	](3),(4)	[	]	[	](3),(5)	[	]	[	](6)	[	](6),(7)

(1)	Pursuant to their respective agreements with DWS Variable Series II, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS Templeton Foreign Value VIP to [1.14%] and [1.34%], respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(2)

Pursuant to their respective agreements with DWS Variable Series I, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of DWS International VIP [1.15%] and [1.55%], respectively, excluding certain expenses such as

6

extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(3)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(4)	Management fee includes 0.10% paid to the advisor for administrative and accounting services pursuant to an Administrative Services Agreement.
(5)	Other expenses are estimated, accounting for the effect of the merger.
(6)	If the merger is consummated, through April 30, 2010, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses [0.96%] and [1.34%] for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(7)	DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios. If the substitution order is granted, the substitution is effected, and the merger is consummated, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expense ratios at 1.29% for Class B shares through April 30, 2010, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the merger.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs may be higher or lower.

7

	1 Year			3 Years			5 Years			10 Years
Templeton Foreign Value VIP(1)
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B	$	[	]	$	[	]	$	[	]	$	[	]
International VIP
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B	$	[	]	$	[	]	$	[	]	$	[	]
International VIP (Pro forma combined)
Class A	$	[	]	$	[	]	$	[	]	$	[	]
Class B(2)	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Including one year of capped expenses in each period.
(2)	Including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years”, “5 Years” and “10 Years” periods.

The table immediately below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, International VIP and Templeton Foreign Value VIP had net assets of $[                    ] and $[                    ] respectively.

Templeton Foreign Value VIP(1)		International VIP (Pre- and Post-Merger)(1)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$250 million	0.950%	First $500 million	0.790%
Next $250 million	0.900%	Over $500 million	0.640%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

(1)	Prior to June 1, 2006, the management agreement for International VIP contemplated the provision by DeIM of both investment advisory and administrative services, and the management fee payable by International VIP compensated DeIM for both types of services. Effective June 1, 2006, International VIP’s management agreement was separated into two separate agreements with two separate fees—an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by Templeton Foreign Value VIP continues to compensate DeIM for both investment advisory and administrative services.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Templeton Foreign Value VIP or the shareholders of the Fund as a direct result of the merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Merger—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to its Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or electronically by an authorized employee of a Participating Insurance Company. No fee is charged to separate accounts as shareholders when they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of International VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger is not approved, this result will be noted in the next shareholder report of Templeton Foreign Value VIP.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in International VIP will equal the total value of your investment in Templeton Foreign Value VIP as of the Valuation Time (as defined below on page [    ]). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed merger is in the best interests of Templeton Foreign Value VIP. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

9

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of International VIP and how do they compare with those of Templeton Foreign Value VIP?

Investment Objectives and Strategies.    Templeton Foreign Value VIP seeks long-term capital growth. Under normal market conditions, Templeton Foreign Value VIP invests mainly in the equity securities of companies located outside the US, including emerging markets. International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Although International VIP can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the International VIP portfolio manager applies the analytical discipline of “bottom-up” research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented. The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities. While most of International VIP’s foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts.

Templeton Foreign Value VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities” which may include emerging markets. For purposes of Templeton Foreign Value VIP’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

Templeton Foreign Value VIP’s definition of “foreign securities” may differ from the definition of the same or similar term as used in other mutual funds. As a result, Templeton Foreign Value VIP may hold foreign securities that other funds may classify differently. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Templeton Foreign Value VIP also invests in American, European and Global Depository Receipts. These are certificates issued typically by a bank or trust company that give their holders the right

10

to receive securities issued by a foreign or domestic company. Templeton Foreign Value VIP, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending on current market conditions, Templeton Foreign Value VIP generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

When choosing equity investments for Templeton Foreign Value VIP, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

International VIP is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). International VIP may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Templeton Foreign Value VIP may also use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. Templeton Foreign Value VIP may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular investment or strategy.

Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

For temporary defensive purposes, International VIP may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, International VIP would not be pursuing its investment objective. However, International VIP portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions. As a temporary defensive measure, Templeton Foreign Value VIP could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, Templeton Foreign Value VIP will not be pursuing its investment objective. However, the Templeton Foreign Value VIP managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The portfolio turnover rate for International VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both

11

the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve month period ended June 30, 2006 was [    ]%. The portfolio turnover rate for Templeton Foreign Value VIP for the twelve month period ended June 30, 2006 was [    ]%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

Both Funds have elected to be classified as a diversified series of an open end investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of its total assets in securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Although DeAM believes that International VIP should provide a comparable investment opportunity for shareholders of Templeton Foreign Value VIP, there are a number of significant differences in the portfolios of each Fund. Pursuant to the Agreement and Plan of Reorganization, DeAM has estimated that approximately [    ]% of the portfolio of Templeton Foreign Value VIP will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with International VIP’s investment objective, policies, restrictions and strategies.

For a more detailed description of the investment techniques used by International VIP and Templeton Foreign Value VIP, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in International VIP. Certain risks associated with an investment in International VIP are summarized below. The risks of an investment in International VIP are similar to the risks of an investment in Templeton Foreign Value VIP. More detailed descriptions of the risks associated with an investment in International VIP can be found in the current prospectus and statement of additional information for International VIP.

The value of your investment in International VIP will change with changes in the values of the investments held by International VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect International VIP’s investments as a whole. International VIP could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of International VIP, cause you to lose money or cause the performance of International VIP to trail that of other investments.

Stock Market Risk.    As with most stock portfolios, an important factor with International VIP is how stock markets perform—in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments International VIP makes and International VIP may not be able to get attractive prices for them. An investment in Templeton Foreign Value VIP is also subject to this risk.

12

Foreign Investment Risk.    Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value International VIP’s foreign investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Currency Risk. International VIP invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of International VIP. In addition, special US tax considerations may apply to International VIP’s foreign investments. An investment in Templeton Foreign Value VIP is also subject to this risk.

13

Emerging Markets Risk.    All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. An investment in Templeton Foreign Value VIP is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if International VIP has valued its securities too highly, you may end up paying too much for International VIP shares when you buy into International VIP. If International VIP underestimates their price, you may not receive the full market value for your portfolio shares when you sell. An investment in Templeton Foreign Value VIP is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in the International VIP’s investment portfolio will decline in value. An investment in Templeton Foreign Value VIP is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify International VIP’s performance if it has a small asset base. International VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that International VIP will be able to obtain proportionately larger IPO allocations.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that International VIP will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose International VIP to the effects of leverage, which could increase International VIP’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to International VIP. An investment in Templeton Foreign Value VIP is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by International VIP that occurs during the term of the loan would be borne by International VIP and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the International VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Templeton Foreign Value VIP is also subject to this risk.

14

Another factor that could affect performance of each Fund is that the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of a broad-based market index (which, unlike a fund, does not have any fees or expenses). Because the inception date for Class B shares of International VIP was May 8, 1997. the performance figures for Class B shares of International VIP prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

International VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999                Worst Quarter: -18.80%, Q3 2002

2006 Total Return as of June 30: 9.59%

Templeton Foreign Value VIP

Annual Total Returns (%) as of 12/31	Class A

For the period included in the bar chart:

Best Quarter: 8.02%, Q3 2005                Worst Quarter: -2.27%, Q2 2005

2006 Total Return as of June 30: 9.69%

15

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 year	Past 5 years	Past 10 years/ Since inception(1)
International VIP
Class A	16.17	-0.48	5.77
Class B	15.71	-0.69	5.53
Index 1 (Reflects no deductions for fees or expenses)	13.54	4.55	5.84

Templeton Foreign Value VIP
Class A	9.61		13.92	(1)
Class B	9.39		13.71	(1)
Index 2 (Reflects no deductions for fees or expenses)	14.47		17.70	(1)

(1)	The inception date for both Class A and Class B shares of Templeton Foreign Value VIP was 11/15/04. Index comparison begins 11/30/04.

Index 1:    The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Index 2:    The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Total returns would have been lower if operating expenses hadn’t been reduced for both Funds. Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the DWS website at www.dws-scudder.com.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

16

International VIP

Matthias Knerr, CFA, Director, Deutsche Asset Management, is the Portfolio Manager of International VIP. Mr. Knerr joined DeAM in 1995 and became a Portfolio Manager for International VIP in 2004. Mr. Knerr is a portfolio manager for the EAFE Equities and Global Equities team.

Templeton Foreign Value VIP

The portfolio’s subadvisor is Templeton Investment Counsel LLC, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394. Antonio Docal, CFA, is the Lead Portfolio Manager of the portfolio. Mr. Docal became a Portfolio manager for the fund in 2004, and has over 20 years of investment industry experience. As an analyst at Templeton, Mr. Docal focuses on the global chemical industry and telecommunications equipment sector.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS-Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of both Templeton Foreign Value VIP and International VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. International VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Templeton Foreign Value VIP on behalf of its Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of the applicable Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of either Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which International VIP is a series) are different from those of the Trust (of which Templeton Foreign Value VIP is a series). As more fully described in the statement of additional information for International VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).     [                                                 ] serves as Auditor for International VIP. [                                ] serves as Auditor for Templeton Foreign Value VIP.

Charter Documents.    Templeton Foreign Value VIP is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. International VIP is a

17

series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Templeton Foreign Value VIP is governed by an Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. International VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of Templeton Foreign Value VIP and International VIP have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

Neither Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current net asset value, the shares of any shareholder whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of Templeton Foreign Value VIP requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate International VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust, however, disclaim shareholder liability in connection with the applicable Fund’s

18

property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of Trust governing International VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing International VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing Templeton Foreign Value VIP may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing Templeton Foreign Value VIP may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing Templeton Foreign Value VIP expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS

19

Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing Templeton Foreign Value VIP and International VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General.    The shareholders of Templeton Foreign Value VIP are being asked to approve a merger between Templeton Foreign Value VIP and International VIP pursuant to an Agreement and Plan of Reorganization between the Funds (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Templeton Foreign Value VIP to International VIP in exchange for the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP and for the issuance and delivery to Templeton Foreign Value VIP of Merger Shares equal in aggregate value to the net value of the assets transferred to International VIP.

After receipt of the Merger Shares, Templeton Foreign Value VIP will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Templeton Foreign Value VIP, and the legal existence of Templeton Foreign Value VIP as a series of the Trust will be terminated. Each shareholder of Templeton Foreign Value VIP will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page [ ]) to, the aggregate value of the shareholder’s Templeton

20

Foreign Value VIP shares. Such shares will be held in an account with International VIP identical in all material respects to the account currently maintained by Templeton Foreign Value VIP. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its Templeton Foreign Value VIP separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to Templeton Foreign Value VIP under an existing Contract will, following the merger, be allocated to International VIP.

Prior to the date of the merger, Templeton Foreign Value VIP will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of International VIP and (ii) determined by the portfolio manager of International VIP in his sole discretion to be inconsistent with International VIP’s current investment strategies. In addition, prior to the merger, Templeton Foreign Value VIP will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in Templeton Foreign Value VIP through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

The Trustees of the Trust have voted to approve the Agreement and the proposed merger and to recommend that shareholders of Templeton Foreign Value VIP also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that the proposed merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Merger.    DeAM first discussed the merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAm, or its affiliates, however, will continue to serve as the investment manager of the DWS funds that serves as underlying investments for variable insurance products.) Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support Templeton Foreign

21

Value VIP in its current form, DeAM proposed to the Trustees merging Templeton Foreign Value VIP into International VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of the merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of the merger. The Trustees have also agreed to recommend that the merger be approved by Templeton Foreign Value VIP’s shareholders.

In determining to recommend that the shareholders of Templeton Foreign Value VIP approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support Templeton Foreign Value VIP in its current form;

•	Various alternatives to the proposed merger (e.g., liquidation of Templeton Foreign Value VIP);

•	That DeAM recommended the merger based on its belief that International VIP has a similar investment objective and strategy to Templeton Foreign Value VIP, relative to other DWS funds; and

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of Templeton Foreign Value VIP.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of Templeton Foreign Value VIP approve the merger:

•	The Trustees noted that DeAM would bear all expenses associated with the merger, including but not limited to transaction costs associated with any related repositioning of Templeton Foreign Value VIP’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be [lower] than those of Templeton Foreign Value VIP. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at levels that are [lower] compared to Templeton Foreign Value VIP’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the merger.

•	The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees considered that the services available to shareholders of each class of International VIP were substantially identical to those available to shareholders of the corresponding class of Templeton Foreign Value VIP.

22

•	That DeIM has agreed to indemnify International VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in Templeton Foreign Value VIP (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that Templeton Foreign Value VIP’s participation in the merger would be in the best interests of Templeton Foreign Value VIP and would not dilute the interests of Templeton Foreign Value VIP’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of the Fund approve the proposed merger.

Agreement and Plan of Reorganization.    The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that International VIP will acquire all of the assets of Templeton Foreign Value VIP solely in exchange for the assumption by International VIP of all liabilities of Templeton Foreign Value VIP and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on November 3, 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Templeton Foreign Value VIP will transfer all of its assets to International VIP, and in exchange, International VIP will assume all liabilities of Templeton Foreign Value VIP and deliver to Templeton Foreign Value VIP a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Templeton Foreign Value VIP attributable to shares of the corresponding class of Templeton Foreign Value VIP, less the value of the liabilities of Templeton Foreign Value VIP assumed by International VIP attributable to shares of such class of Templeton Foreign Value VIP. Immediately following the transfer of assets on the Exchange Date, Templeton Foreign Value VIP will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Templeton Foreign Value VIP, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Templeton Foreign Value VIP. As a result of the proposed merger, each shareholder of Templeton Foreign Value VIP will receive a number of Merger Shares of each class equal in aggregate value as of the Valuation Time to the value of Templeton Foreign Value VIP shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of International VIP in the name of such Templeton Foreign Value VIP shareholders, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of DWS Variable Series I have determined that the proposed merger is in the best interests of their respective Fund and that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

23

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of International VIP and Templeton Foreign Value VIP, (ii) by either party if the merger shall not be consummated by [    ] or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of Templeton Foreign Value VIP approve the merger, both Funds agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Templeton Foreign Value VIP are added to the portfolio of International VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of International VIP. DeAM has estimated that approximately [    ]% of the portfolio of Templeton Foreign Value VIP, will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with International VIP’s investment objective, policies, restrictions and strategies.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of Templeton Foreign Value VIP in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of International VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Templeton Foreign Value VIP. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its Templeton Foreign Value VIP shares and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable International VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, separate accounts as shareholders of International VIP could, under certain circumstances, be held personally liable for the obligations of International VIP. However, International VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of International VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of International VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of International VIP.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(i)

the acquisition by International VIP of all of the assets of Templeton Foreign Value VIP solely in exchange for Merger Shares and the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP,

24

followed by the distribution by Templeton Foreign Value VIP to separate accounts as shareholders of Merger Shares in complete liquidation of Templeton Foreign Value VIP, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Templeton Foreign Value VIP and International VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, Templeton Foreign Value VIP will not recognize gain or loss upon the transfer of Templeton Foreign Value VIP’s assets to International VIP in exchange for Merger Shares and the assumption of Templeton Foreign Value VIP liabilities by International VIP, and Templeton Foreign Value VIP will not recognize gain or loss upon the distribution to Templeton Foreign Value VIP’s shareholders of the Merger Shares in liquidation of Templeton Foreign Value VIP;

(iii)	under Section 354 of the Code, separate accounts as shareholders of Templeton Foreign Value VIP will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Templeton Foreign Value VIP shares;

(iv)	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of Templeton Foreign Value VIP will be the same as the aggregate basis of Templeton Foreign Value VIP shares exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of Templeton Foreign Value VIP will include the holding periods of Templeton Foreign Value VIP shares exchanged therefor, provided that such separate accounts as shareholder of Templeton Foreign Value VIP held Templeton Foreign Value VIP shares at the time of the reorganization as a capital asset;

(vi)	under Section 1032 of the Code, International VIP will not recognize gain or loss upon the receipt of assets of Templeton Foreign Value VIP in exchange for Merger Shares and the assumption by International VIP of all of the liabilities of Templeton Foreign Value VIP;

(vii)	under Section 362(b) of the Code, the basis of the assets of Templeton Foreign Value VIP transferred to International VIP in the reorganization will be the same in the hands of International VIP as the basis of such assets in the hands of Templeton Foreign Value VIP immediately prior to the transfer; and

(viii)	under Section 1223(2) of the Code, the holding periods of the assets of Templeton Foreign Value VIP transferred to International VIP in the reorganization in the hands of International VIP will include the periods during which such assets were held by Templeton Foreign Value VIP.

(ix)	International VIP will succeed to and take into account the items of Templeton Foreign Value VIP described in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however,

25

may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Templeton Foreign Value VIP normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. International VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. For both Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by Templeton Foreign Value VIP’s shareholders, Templeton Foreign Value VIP will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of International VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Templeton Foreign Value VIP			International VIP			Pro Forma Adjustments			International VIP— Pro Forma Combined(1)
Net Assets
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]

Total Net Assets	$	[	]	$	[	]	$	[	]	$	[	]

Shares Outstanding
Class A Shares		[	]		[	]		[	]		[	]
Class B Shares		[	]		[	]		[	]		[	]
Net Asset Value Per Share
Class A Shares	$	[	]	$	[	]	$	[	]	$	[	]
Class B Shares	$	[	]	$	[	]	$	[	]	$	[	]

(1)	Assumes the merger had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of International VIP will be received by the shareholders of Templeton Foreign Value VIP on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of International VIP that actually will be received on or after such date.

26

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Templeton Foreign Value VIP with and into International VIP and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Templeton Foreign Value VIP shareholders (the “Meeting”). The Meeting is to be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about [            ].

As of August 3, 2006, Templeton Foreign Value VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]

Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from Templeton Foreign Value VIP’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the shareholders of Templeton Foreign Value VIP entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of Templeton Foreign Value VIP at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of Templeton Foreign Value VIP outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

27

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Templeton Foreign Value VIP as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    [[As of August 3, 2006, the officers and Trustees of the Trust and of DWS Variable Series I, each as a group, beneficially owned less than 1% of the outstanding shares of Templeton Foreign Value VIP and International VIP, respectively.]] To the best of the knowledge of Templeton Foreign Value VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Templeton Foreign Value VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	[Deutsche Investment Management Americas, Inc. Attn: Enrique Cuesta New York, NY 10154-0004]

A	[State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategic Portfolio Attn: Marylou McPhee North Quincy, MA 02171-2119]

A	[State Street Bank & Trust Cust., FBO SVSII Scudder Growth & Income Portfolio, Strategic Portfolio] Attn: Marylou McPhee North Quincy, MA 02171-2119]

A	[State Street Bank & Trust Cust., FBO SVSII Scudder Income & Growth Portfolio, Strategic Portfolio Attn: Marylou McPhee North Quincy, MA 02171-2119]

B	[Deutsche Investment Management Americas, Inc. Attn: Enrique Cuesta New York, NY 10154-0004]

28

Class	Shareholder Name and Address	Percentage Owned

B	[The Manufacturer’s Life Ins. Co. (USA) Boston, MA 02116-3787]

B	[Traveler’s Life & Annuity Company Hartford, CT 06103-3432]

B	[Travelers Insurance Company Attn: Shareholder Accounting Unit Hartford, CT 06199-0027]

To the best of the knowledge of International VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of International VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	[Allmerica Life Ins. Co. Worcester, MA 01653-0002]

A	[Allmerica Life Ins. Co. Worcester, MA 01653-0002]

A	[Metlife Inv. USA Sep. Acct. A Boston, MA 02116-3706]

A	[Mutual of America New York, NY 10022-6815]

A	[Mutual of America New York, NY 10022-6815]

A	[Union Central ESP International Cincinnati, OH 45201-0179]

A	[Zurich Destinations/Farmers Fund c/o Kilico Attn: Investment Accounting LL-2W PO Box 19097 Greenville, SC 29602-9097]

B	[The Manufacturer’s Life Ins. Co. (USA) Boston, MA 02116-3787]

29

Class	Shareholder Name and Address	Percentage Owned

B	[Traveler’s Life & Annuity Company Hartford, CT 06103-3432]

B	[Travelers Insurance Company Attn: Shareholder Accounting Unit Hartford, CT 06199-0027]

Solicitation of Proxies.    As discussed above, shares of Templeton Foreign Value VIP are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of Templeton Foreign Value VIP are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of Templeton Foreign Value VIP held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of Templeton Foreign Value VIP held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of Templeton Foreign Value VIP for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of Templeton Foreign Value VIP. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of International VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

30

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Templeton Foreign Value VIP, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110 (ii) by properly executing a later-dated proxy that is received by Templeton Foreign Value VIP at or prior to the Meeting, or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“Inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS. The DWS funds’ advisors have been cooperating in connection with these Inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending Inquiries. It is not possible to determine with certainty what the outcome of these Inquiries will be or what the effect, if any, would be on the funds or their advisors.

31

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved. Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

32

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters.    DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

33

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [            ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS International VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Templeton Foreign Value VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid

A-1

expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

A-2

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be November 6, 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state

A-3

stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

A-4

existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund

A-5

at and for the fiscal year ended December 31, 2005, have been audited by[                        ], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to

A-6

section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly

A-7

existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by [                                ], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of

A-8

each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except

A-9

those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and

A-10

warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December [    ], 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

A-11

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

A-12

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject

A-13

to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to [            ]% and [            ]%, respectively [[or if the substitution order of a certain participating insurance company is effected, to 0.82% for Class B Shares]], excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

A-14

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

A-15

Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund

A-16

will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

A-17

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [                    ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent

A-18

of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

A-19

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS International VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Templeton Foreign Value VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

A-20

EXHIBIT B

Financial Highlights

Class A

	(Unaudited) Six Months ended June 30, 2006		(Audited) Years Ended December 31,
			2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	[	]	$9.50	$8.26	$6.52	$8.05	$14.26

Income (loss) from investment operations:
Net investment income (loss)(a)	[	]	.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	[	]	1.36	1.26	1.70	(1.52)	(3.97)

Total from investment operations	[	]	1.51	1.35	1.79	(1.47)	(3.91)

Less distributions from:
Net Investment Income	[	]	(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	[	]	—	—	—	—	(2.25)

Total distributions	[	]	(.16)	(.11)	(.05)	(.06)	(.05)

Net asset value, end of period	[	]	$10.85	$9.50	$8.26	$6.52	$8.05

Total return (%)	[	]	16.17	16.53	27.75	(18.37)	(30.86)

Ratios to Average Net Assets and Supplemental Data
Net assets. End of period ($ millions)	[	]	558	533	485	412	513
Ratio of expenses before expense reductions (%)	[	]	1.02	1.04	1.05	1.03	1.01 (b)
Ratio of expenses after expense reductions (%)	[	]	1.02	1.04	1.05	1.03	1.00
Ratio of net investment income (loss) (%)	[	]	1.59	1.05	1.32	.73	.64
Portfolio Turnover rate (%)	[	]	59	73	119	123	105

(a)	Based on average shares outstanding during the period.
(b)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

B-1

Class B

	(Unaudited) Six Months ended June 30, 2006		(Audited) Years Ended December 31,
			2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	[	]	$9.48	$8.24	$6.50	$8.03	$14.19

Income (loss) from investment operations:
Net investment income (loss)(a)	[	]	.12	.06	.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	[	]	1.35	1.27	1.71	(1.53)	(3.94)

Total from investment operations	[	]	1.47	1.33	1.78	(1.49)	(3.89)

Less distributions from:
Net Investment Income	[	]	(.13)	(.09)	(.04)	(.04)	(.02)
Net realized gain on investment transactions	[	]	—	—	—	—	(2.25)

Total distributions	[	]	(.13)	(.09)	(.04)	(.04)	(2.27)

Net asset value, end of period	[	]	$10.82	$9.48	$8.24	$6.50	$8.03

Total return (%)	[	]	15.71 (c)	16.24 (c)	27.52	(18.62)	(30.81)

Ratios to Average Net Assets and Supplemental Data
Net assets. End of period ($ millions)	[	]	40	35	24	8	3
Ratio of expenses before expense reductions (%)	[	]	1.41	1.38	1.32	1.28	1.26 (b)
Ratio of expenses after expense reductions (%)	[	]	1.37	1.35	1.32	1.28	1.25 (b)
Ratio of net investment income (loss) (%)	[	]	1.24	.74	1.05	.48	.39
Portfolio Turnover rate (%)	[	]	59	73	119	123	105

(a)	Based on average shares outstanding during the period.
(b)	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.
(c)	Total return would have been less had certain expenses not been reduced.

B-2

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the

PHONE or the INTERNET.

It saves Money! Telephone and Internet

voting saves postage costs. Savings which

can help minimize expenses.

It saves Time! Telephone and Internet

voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it

and this proxy card at hand.

2. Call toll-free 1-866-390-5113, or go to

website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen

directions.

4. Do not mail your Proxy Card when you

vote by phone or Internet.

Please detach at perforation before mailing.

DWS TEMPLETON FOREIGN VALUE VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 11:00 a.m., Eastern time, on October 12, 2006	PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-390-5113,

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee,

executor, administrator, guardian or corporate officer, please give your

FULL title as such.

Signature(s) (Title(s), if applicable)

Date

[            ]

[            ]

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND.

THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A

VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

	FOR	AGAINST	ABSTAIN

1. Approval of a proposed merger of DWS Templeton Foreign Value VIP into DWS

International VIP. In this merger, your investment in DWS Templeton Foreign Value VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS International VIP with an equal aggregate net asset value.

	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

[            ]

[            ]

Questions & Answers

DWS Legg Mason Aggressive Growth VIP,

DWS Oak Strategic Equity VIP and

DWS Janus Growth Opportunities VIP

DWS Variable Series II

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM” as defined on page [    ] in the enclosed Prospectus/Proxy Statement) has initiated a program to reorganize and merge selected funds within the DWS fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on one (or more) of three proposals below, as applicable.

Proposal	Shareholders Voting
To merge DWS Legg Mason Aggressive Growth VIP into DWS Capital Growth VIP	DWS Legg Mason Aggressive Growth VIP
To merge DWS Oak Strategic Equity VIP into DWS Capital Growth VIP	DWS Oak Strategic Equity VIP
To merge DWS Janus Growth Opportunities VIP into DWS Capital Growth VIP	DWS Janus Growth Opportunities VIP

After carefully reviewing the proposals, the Board of DWS Variable Series II, of which each of DWS Legg Mason Aggressive Growth VIP, DWS Oak Strategic Equity VIP and

Q&A continued

DWS Janus Growth Opportunities VIP (collectively, the “Acquired Funds” and each an “Acquired Fund”) is a series, has determined that each merger is in the best interests of the applicable Acquired Fund. The Board recommends that you vote for the proposal that applies to you.

Q Why has this proposal been made for my Acquired Fund?

A DeAM has advised the Board of DWS Variable Series II that, as part of its ongoing program to restructure its product line, it is exiting the proprietary variable insurance products business, (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including DWS Variable Series II, and certain non-DWS funds as underlying investments. DeAM or its affiliates, however, will continue to serve as the investment manager of the DWS Funds that serve as underlying investments for variable insurance products). Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios that have little opportunity for growth. Because DeAM no longer wishes to manage or support the Acquired Funds in their current form, DeAM has proposed the merger of each Acquired Fund into DWS Capital Growth VIP, which DeAM believes is a similar fund from an investment objective standpoint.

While DeAM believes that DWS Capital Growth VIP should provide a comparable investment opportunity for shareholders of each Acquired Fund, there are a number of significant differences in the portfolios of DWS Capital Growth VIP and each Acquired Fund. DeAM has estimated that approximately [    ]%, [    ]% and [    ]% of the portfolios of DWS Legg Mason Aggressive Growth VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP, respectively, will be liquidated and the proceeds will be reinvested in other securities so that upon the merger, each Acquired Fund’s portfolio will conform to DWS Capital Growth VIP’s investment objective, policies, restrictions and strategies. As noted below, DeAM will pay all costs associated with the merger, including but not limited to transaction costs associated with the repositioning of each Acquired Fund’s portfolio.

Q&A continued

Q Will any fund pay for the solicitation of voting instructions and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q Will I have to pay taxes as a result of the merger of my fund?

A Each merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. However, if you choose to redeem or exchange your investment by surrendering your Contract or initiating a partial withdrawal, you may be subject to taxes and tax penalties.

Q Upon merger, how will the value of my investment change?

A The aggregate value of your investment will not change as a result of the merger. It is likely, however, that the number of shares owned by your insurance company on your behalf will change as a result of the merger because your insurance company’s shares will be exchanged at the net asset value per share of DWS Capital Growth VIP, which will probably be different from the net asset value per share of your Acquired Fund.

Q When would the mergers take place?

A If approved, each merger would occur on or about November 6, 2006 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of each merger, shareholders whose accounts are affected by a merger (i.e., your insurance company) will receive a confirmation statement reflecting their new account number and the number of shares of DWS Capital Growth VIP they are receiving. Subsequently, you will be notified of changes to your account information by your insurance company.

Q Are the mergers related?

A No. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into DWS Capital Growth VIP. The merger of one Acquired Fund into DWS Capital Growth VIP is not contingent upon the approval of the other Acquired Funds’ shareholders. Each merger is separate and distinct from the other.

Q&A continued

Q I am the owner of a variable life insurance policy or a variable annuity contract offered by my insurance company. I am not a shareholder of an Acquired Fund. Why am I being asked to vote on a proposal for shareholders of an Acquired Fund?

A You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in an Acquired Fund. Although you receive gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the Acquired Fund. Thus, you are not the “shareholder” of the Acquired Fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the Acquired Fund shares corresponding to your investment through your Contract. It is your insurance company, as the shareholder, that will actually vote the shares corresponding to your investment (likely by executing a proxy card) once it receives instructions from its Contract owners.

The attached Prospectus/Proxy Statement is, therefore, used to solicit voting instructions from you and other owners of Contracts. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of the Prospectus/Proxy Statement. Please see page [    ] of the attached Prospectus/Proxy Statement for more details.

Q How can I vote?

A You can vote in any one of three ways:

■	Through the Internet, by going to the website listed on your voting instruction form;

■	By telephone, with a toll-free call to the number listed on your voting instruction form; or

■	By mail, by sending the enclosed voting instruction form, signed and dated, in the enclosed envelope.

Q&A continued

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your voting instruction form. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your Acquired Fund’s information agent, at 1-866-390-5113.

DWS JANUS GROWTH OPPORTUNITIES VIP

DWS OAK STRATEGIC EQUITY VIP

DWS LEGG MASON AGGRESSIVE GROWTH VIP

A Message from the President of DWS Variable Series II

[                    ]

Dear Investor:

I am writing to ask you to instruct your insurance company as to how to vote on an important matter that affects your investment in DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and/or DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”), as applicable. You may provide your instructions by filling out and signing the enclosed voting instruction form, or by recording your instructions by telephone or through the Internet.

We are asking for your voting instructions on the following matter:

Proposal for Janus VIP:	Approval of a proposed merger of Janus VIP into DWS Capital Growth VIP. In this merger, your investment in Janus VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

Proposal for Oak VIP:	Approval of a proposed merger of Oak VIP into DWS Capital Growth VIP. In this merger, your investment in Oak VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

Proposal for Legg Mason VIP:	Approval of a proposed merger of Legg Mason VIP into DWS Capital Growth VIP. In this merger, your investment in Legg Mason VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

The proposed mergers are part of a program initiated by Deutsche Asset Management (or “DeAM” as defined on page [    ] in the enclosed Prospectus/Proxy Statement). This program is intended to restructure DeAM’s product line to match its distribution focus in the future and to eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business. Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of DWS Variable Series II. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. In order to provide you with a continuity of investment within the DWS fund family, DeAM proposed to the Board merging each of Janus VIP, Oak VIP and Legg Mason VIP into DWS Capital Growth VIP, which DeAM believes is a similar fund, from an investment objective standpoint. Please note, however, that the investment strategies of each of Janus VIP, Oak VIP and Legg Mason VIP are different from those of DWS Capital Growth VIP. See “Investment Strategies and Risk Factors” in the enclosed Prospectus/Proxy Statement for more details.

In determining to recommend approval of the mergers, the Trustees of DWS Variable Series II conducted a thorough review of the potential implications of each merger, and concluded that the participation of Janus VIP, Oak VIP and Legg Mason VIP in the proposed mergers would be in the best interests of each Fund and would not dilute the interests of that Fund’s existing shareholders. If the proposed mergers are approved, the Board expects that the proposed changes will take effect during the fourth calendar quarter of 2006.

Included in this booklet is information about the upcoming shareholders’ meetings:

•	A Notice of Special Meetings of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on DWS Capital Growth VIP, the specific proposals being considered at the shareholders’ meetings and why the proposals are being made.

We need your voting instructions and urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed voting instruction form, vote by telephone or record your voting instructions through the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your voting instruction form. You may receive more than one voting instruction form. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this Prospectus/Proxy Statement aside for another day. Please don’t. Your prompt return of the enclosed voting instruction form (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., your Acquired Fund’s information agent, at 1-866-390-5113, or contact your insurance company. Thank you for your continued support of DWS Scudder.

Sincerely yours,

Michael Clark

President

DWS Variable Series II

DWS JANUS GROWTH OPPORTUNITIES VIP

DWS OAK STRATEGIC EQUITY VIP

DWS LEGG MASON AGGRESSIVE GROWTH VIP

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

This is the formal agenda for your fund’s special meeting of shareholders. It tells you what matter will be voted on and the time and place of the special meeting.

To the shareholders of DWS Janus Growth Opportunities VIP, DWS Oak Strategic Equity VIP and DWS Legg Mason Aggressive Growth VIP:

Special Meetings of Shareholders of DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”) will be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (each a “Meeting”), to consider the following:

Proposal for Janus VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Janus VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Janus VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Janus VIP in complete liquidation of Janus VIP.

Proposal for Oak VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Oak VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Oak VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Oak VIP in complete liquidation of Oak VIP.

Proposal for Legg Mason VIP:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Legg Mason VIP to DWS Capital Growth VIP, in exchange for shares of DWS Capital Growth VIP and the assumption by DWS Capital Growth VIP of all liabilities of Legg Mason VIP, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Legg Mason VIP in complete liquidation of Legg Mason VIP.

The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

Holders of record of shares of Janus VIP, Oak VIP and Legg Mason VIP at the close of business on August 3, 2006 are entitled to vote at the applicable Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

By order of the Trustees

John Millette

Secretary

[                    ]

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

DWS JANUS GROWTH OPPORTUNITIES VIP,

DWS OAK STRATEGIC EQUITY VIP OR

DWS LEGG MASON AGGRESSIVE GROWTH VIP

This document contains a Prospectus/Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in DWS Janus Growth Opportunities VIP, DWS Oak Strategic Equity VIP or DWS Legg Mason Aggressive Growth VIP (each an “Acquired Fund”), as applicable. If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Trustees’ recommendation on page [    ]. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote your shares in the same proportion as shares for which instructions have been received.

We urge you to review the Prospectus/Proxy Statement carefully and either fill out your voting instruction form and return it by mail or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form since several shareholder special meetings are being held as part of the broader restructuring program of the DWS fund family. If so, please vote each one. Your prompt return of the enclosed voting instruction form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form.

If you have any questions, please call Computershare Fund Services, Inc., information agent for your Acquired Fund, at the special toll-free number we have set up for you (1-866-390-5113) or contact your insurance company.

PROSPECTUS/PROXY STATEMENT

[                    ]

Acquisition of the assets of:	By and in exchange for shares of:

DWS Janus Growth Opportunities VIP DWS Oak Strategic Equity VIP and/or DWS Legg Mason Aggressive Growth VIP each a series of DWS Variable Series II	DWS Capital Growth VIP a series of DWS Variable Series I

222 South Riverside Plaza Chicago, IL 60606 (800) 778-1482	Two International Place Boston, MA 02110 (800) 778-1482

This Prospectus/Proxy Statement is being furnished in connection with three proposals: (i) the proposed merger of DWS Janus Growth Opportunities VIP (“Janus VIP”) into DWS Capital Growth VIP (“Capital Growth VIP”), (ii) the proposed merger of DWS Oak Strategic Equity VIP (“Oak VIP”) into Capital Growth VIP and (iii) the proposed merger of DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP” and, together with Janus VIP and Oak VIP, the “Acquired Funds”) into Capital Growth VIP. Capital Growth VIP and the Acquired Funds are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed mergers, each Acquired Fund shareholder will receive a number of full and fractional shares of the corresponding class of Capital Growth VIP equal in value as of the Valuation Time (as defined below on page [    ]) to the total value of such shareholder’s Acquired Fund shares. Each Acquired Fund’s shareholders will vote separately on the merger of their Acquired Fund into Capital Growth VIP, with each merger being separate and distinct from the other. The merger of one Acquired Fund into Capital Growth VIP is not contingent upon the approval of the other Acquired Funds’ shareholders.

The following table identifies the Fund entitled to vote on each proposal:

Proposal
Fund	Approval of Proposed Merger of Janus VIP into Capital Growth VIP	Approval of Proposed Merger of Oak VIP into Capital Growth VIP	Approval of Proposed Merger of Legg Mason VIP into Capital Growth VIP
Janus VIP	✓
Oak VIP		✓
Legg Mason VIP			✓

Shares of the Acquired Funds are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Acquired Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Acquired Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities

1

and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposed mergers. This Prospectus/Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Acquired Funds. All persons entitled to direct the voting of shares of an Acquired Fund, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement. This Prospectus/Proxy Statement, along with the Notice of Special Meetings and the proxy card or voting instruction form, is being mailed to shareholders and Contract Owners on or about [                    ]. It explains concisely what you should know before voting on the matter described in this Prospectus/Proxy Statement or investing in Capital Growth VIP, a diversified series of an open-end registered management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the SEC, nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Capital Growth VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(ii)	the prospectus of Capital Growth VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;

(iii)	the prospectus of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A shares;

(iv)	the prospectus of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class B shares;

(v)	the statement of additional information of Janus VIP, Oak VIP and Legg Mason VIP, dated May 1, 2006, as supplemented from time to time, relating to Class A and Class B shares;

(vi)	the statement of additional information relating to the proposed merger, dated [ ] (the “Merger SAI”); and

(vii)	the financial statements and related report of the independent registered public accounting firm included in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements in the Semiannual Report to Shareholders for Janus VIP, Oak VIP and Legg Mason VIP.

The financial highlights for Capital Growth VIP contained in the Semiannual Report to Shareholders for the six months ended June 30, 2006 are attached to this Prospectus/Proxy Statement as Exhibit B.

2

You may receive free copies of the Funds’ annual reports, semiannual reports, prospectuses, statements of additional information or the Merger SAI, request other information about a Fund or make inquiries by contacting your insurance company or by calling the corresponding Fund at 1-800-778-1482.

Like shares of the Acquired Funds, shares of Capital Growth VIP are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., information agent for the Acquired Funds, at 1-866-390-5113, or contact your insurance company.

Capital Growth VIP is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the prospectuses and the statements of additional information, at the SEC’s public reference room at 100 F Street NE, Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

3

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Trustees of DWS Variable Series II (the “Trust”), of which each Acquired Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreements and Plans of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of each Acquired Fund into Capital Growth VIP. If approved by your Acquired Fund’s shareholders, all of the assets of your Acquired Fund will be transferred to Capital Growth VIP solely in exchange for (a) the issuance and delivery to your Acquired Fund of Class A and Class B shares of Capital Growth VIP (“Merger Shares”) with a value equal to the value of your Acquired Fund’s assets net of liabilities, and (b) the assumption by Capital Growth VIP of all liabilities of your Acquired Fund. Immediately following the merger, the appropriate class of Merger Shares received by your Acquired Fund will be distributed pro-rata, on a tax-free basis for federal income tax purposes, to each of its shareholders of record.

2.	What will happen to my investment in my Acquired Fund as a result of the merger?

Your investment in your Acquired Fund will, in effect, be exchanged for an investment in the same share class of Capital Growth VIP with an equal aggregate net asset value as of the Valuation Time (as defined below on page [    ]).

3.	Why have the Trustees of the Trust recommended that shareholders approve the mergers?

The Trustees considered the following factors in determining to recommend that shareholders of each Acquired Fund approve its merger:

•	That, as a part of its ongoing program to restructure its product line, Deutsche Asset Management (or “DeAM” as defined below on p. [ ]) is exiting the proprietary variable insurance product business and therefore would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth. Accordingly, DeAM no longer wishes to manage or support the Acquired Funds in their current form;

•	Various alternatives to each proposed merger (e.g., liquidation of the Acquired Fund);

•	That DeAM recommended the merger of each Acquired Fund into Capital Growth VIP based on its belief that Capital Growth VIP has an investment objective and strategy similar to the Acquired Funds, relative to other DWS funds;

4

•	That the merger would provide a continuity of investment within the DWS fund family for shareholders of each Acquired Fund;

•	With respect to Oak VIP, the proposed merger would address the Fund’s long-term relative underperformance.

In addition, the Trustees noted that DeAM has agreed to cap the total operating expense ratio of the combined fund at levels that are [[lower]] than the current total operating expense ratios of each Acquired Fund for at least three years following the mergers. The Trustees also noted that DeAM agreed to pay all costs associated with the mergers, including but not limited to, transaction costs associated with the repositioning of each Acquired Fund’s portfolio.

The Trustees of the Trust have concluded that: (1) each merger is in the best interests of the applicable Acquired Fund, and (2) the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the mergers. Accordingly, the Trustees of the Trust unanimously recommend approval of each Agreement (as defined below) and the mergers as contemplated thereby.

4.	How do the investment goals, policies and restrictions of the Funds compare?

Janus VIP seeks long-term growth of capital in a manner consistent with the preservation of capital. Oak VIP seeks long-term capital growth. Legg Mason VIP seeks to achieve capital appreciation. Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. All of the Funds generally buy equity securities of large U.S. companies. Janus VIP invests primarily in equity securities selected for their growth potential. Oak VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, primarily common stocks of established U.S. companies with large market capitalizations (in excess of $5 billion). Legg Mason VIP invests primarily in common stocks of larger companies that the portfolio manager believes are experiencing or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. Legg Mason VIP may also invest in small- and medium-sized companies that experience higher earnings growth rates. Capital Growth VIP normally invests at least 65% of total assets in common stocks of U.S. companies. Although Capital Growth VIP can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock Price Index or the Russell 1000® Growth Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer. Please also see Part II—Investment Strategies and Risk Factors below for a more detailed comparison of each Fund’s investment policies and restrictions.

5

The following two tables set forth a summary of the composition of the investment portfolio of each Fund as of June 30, 2006, and DeAM’s estimation of the portfolio composition of Capital Growth VIP assuming consummation of the proposed mergers:

Portfolio Composition (as a % of Fund)

(excludes cash equivalents)

Common Stocks	Janus VIP		Oak VIP		Legg Mason VIP		Capital Growth VIP
Consumer Discretionary	[	]	[	]	[	]	[	]
Consumer Staples	[	]	[	]	[	]	[	]
Energy	[	]	[	]	[	]	[	]
Financials	[	]	[	]	[	]	[	]
Health Care	[	]	[	]	[	]	[	]
Industrials	[	]	[	]	[	]	[	]
Information Technology	[	]	[	]	[	]	[	]
Materials	[	]	[	]	[	]	[	]
Telecommunications Services	[	]	[	]	[	]	[	]

	100%		100%		100%		100%

Common Stocks	Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP merger)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Oak VIP merger)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Legg Mason VIP merger)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP and Oak VIP mergers)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Janus VIP and Legg Mason VIP mergers)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of Oak VIP and Legg Mason VIP mergers)		Capital Growth VIP Portfolio— Estimated(1) (assuming consumm- ation of all mergers)
Consumer Discretionary	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Consumer Staples	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Energy	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Financials	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Health Care	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Industrials	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Information Technology	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Materials	[	]	[	]	[	]	[	]	[	]	[	]	[	]
Telecommunications Services	[	]	[	]	[	]	[	]	[	]	[	]	[	]

	100%		100%		100%		100%		100%		100%		100%

(1)	Reflects DeAM’s estimation of the portfolio composition of Capital Growth VIP subsequent to the mergers, taking into account that prior to the merger, pursuant to each Agreement and Plan of Reorganization, a significant portion of the portfolio of each Acquired Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Capital Growth VIP. There can be no assurance as to the actual portfolio composition of Capital Growth VIP subsequent to the mergers.

6

5.	How do the expense ratios and management fees of the Funds compare, and what are they estimated to be following the mergers?

The following tables summarize the fees and expenses you may bear directly or indirectly as an investor in the Funds, the expenses that each of the Funds incurred for the year ended June 30, 2006, and the pro forma estimated expenses of Capital Growth VIP assuming consummation of the mergers as of that date. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. These charges and fees will increase expenses.

As shown below, the mergers are expected to result in a [[lower]] management fee ratio and [[lower total]] expense ratios for shareholders of each Acquired Fund. However, there can be no assurance that the mergers will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

(as a % of average net assets)

	Management Fee		Distribution/ Service (12b-1) Fees		Other Expenses		Total Annual Fund Operating Expenses		Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Janus VIP
Class A	[	]	[	]	[	]	[	]	[	]	[	]
Class B	[	]	[	]	[	]	[	]	[	]	[	]
Oak VIP
Class A	[	](1)	[	]	[	]	[	]	[	]	[	]
Class B	[	](1)	[	]	[	]	[	]	[	](4)	[	]
Legg Mason VIP
Class A	[	]	[	]	[	]	[	]	[	](5)	[	]
Class B	[	]	[	]	[	]	[	]	[	](5)	[	]
Capital Growth VIP
Class A	[	](2),(3)	[	]	[	](2)	[	]	[	](6)	[	]
Class B	[	](2),(3)	[	]	[	](2)	[	]	[	](6)	[	]
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP merger)
Class A	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8)	[	]
Class B	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8),(9)	[	]
Capital Growth VIP (pro forma combined, assuming consummation of Oak VIP merger)
Class A	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8)	[	]
Class B	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8),(9)	[	]
Capital Growth VIP (pro forma combined, assuming consummation of Legg Mason VIP merger)
Class A	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8)	[	]
Class B	[	](2),(3)	[	]	[	](2),(7)	[	]	[	](8),(9)	[	]

7

	Management Fee		Distribution/ Service (12b-1) Fees	Other Expenses		Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements		Net Annual Fund Operating Expenses (after waiver)
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP and Oak VIP mergers)
Class A	[	](2),(3)		[	](2),(7)		[	](8)
Class B	[	](2),(3)		[	](2),(7)		[	](8),(9)
Capital Growth VIP (pro forma combined, assuming consummation of Janus VIP and Legg Mason VIP mergers)
Class A	[	](2),(3)		[	](2),(7)		[	](8)
Class B	[	](2),(3)		[	](2),(7)		[	](8),(9)
Capital Growth VIP (pro forma combined, assuming consummation of Oak VIP and Legg Mason VIP mergers)
Class A	[	](2),(3)		[	](2),(7)		[	](8)
Class B	[	](2),(3)		[	](2),(7)		[	](8),(9)
Capital Growth VIP (pro forma combined, assuming consummation of all mergers)
Class A	[	](2),(3)		[	](2),(7)		[	](8)
Class B	[	](2),(3)		[	](2),(7)		[	](8),(9)

(1)	Restated to reflect the new management fee schedule effective October 1, 2005.
(2)	Restated on an annualized basis to reflect approved fee changes effective June 1, 2006.
(3)	Management fee includes 0.10% paid to DeIM for administrative and accounting services pursuant to an Administrative Services Agreement.
(4)	Pursuant to their respective arrangements with the Trust, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Oak VIP to [1.301]%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(5)	Pursuant to their respective arrangements with the Trust, DeIM, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A and Class B shares of Legg Mason VIP to [0.908]% and [1.308]%, respectively. There can be no guarantee that such parties will continue to limit fees or reimburse expenses following September 30, 2006.
(6)	Pursuant to their respective agreements with DWS Variable Series I, DeIM, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class A and Class B shares of Capital Growth VIP to [0.49]% and [0.86]%, respectively.
(7)	Other expenses are estimated, accounting for the effect of the Merger.
(8)

If the merger is consummated, then through April 30, 2010, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating

8

expenses at [0.49%] and [0.86%] for Class A and Class B shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(9)	DeIM has been notified by a Participating Insurance Company that it intends to seek a substitution order from the SEC, which would permit the Participating Insurance Company to substitute shares of certain non-DWS variable insurance product funds for shares of the Funds. There can be no assurance that the substitution order will be granted by the SEC, and if granted, there can be no assurance as to the effect, if any, on the Funds or their respective operating expense ratios. If the substitution order is granted, the substitution is effected and the merger is consummated, DeIM has agreed contractually to waive all or a portion of its management fee and/or to reimburse or to pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expense ratio at 0.82% for Class B shares through April 30, 2010, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined fund to incur in the first year following the mergers.

Examples:

The following examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples take into account any expense reduction arrangements described in the footnotes to the Annual Operating Expenses tables. The examples are hypothetical; your actual costs may be higher or lower.

	1 Year		3 Years		5 Years		10 Years
Janus VIP
Class A	[	]	[	]	[	]	[	]
Class B	[	]	[	]	[	]	[	]
Oak VIP
Class A	[	]	[	]	[	]	[	]
Class B	[	]	[	]	[	]	[	]
Legg Mason VIP
Class A	[	]	[	]	[	]	[	]
Class B	[	]	[	]	[	]	[	]
Capital Growth VIP
Class A	[	]	[	]	[	]	[	]
Class B(1)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP merger)
Class A	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]

9

	1 Year		3 Years		5 Years		10 Years
Capital Growth VIP (Pro forma combined, assuming consummation of Oak VIP merger)
Class A(2)	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of Legg Mason VIP merger)
Class A(2)	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP and Oak VIP mergers)
Class A	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of Janus VIP and Legg Mason VIP mergers)
Class A	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of Oak VIP and Legg Mason VIP mergers)
Class A	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]
Capital Growth VIP (Pro forma combined, assuming consummation of all mergers)
Class A	[	]	[	]	[	]	[	]
Class B(2)	[	]	[	]	[	]	[	]

(1)	Includes one year of capped expenses in each period.
(2)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods.

10

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. As of June 30, 2006, Capital Growth VIP, Janus VIP, Oak VIP and Legg Mason VIP had net assets of $1,104,685,706, $154,956,794, $75,204,271 and $48,026,242, respectively.

Janus VIP(1)		Oak VIP(1)		Legg Mason VIP(1)		Capital Growth VIP Pre- and Post-Merger(1)
Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee	Average Daily Net Assets	Manage- ment Fee
$0-$250 million	0.750%	$0-$250 million	0.750%	$0-$250 million	0.800%	$0-$250 million	0.390%
$250 million-$1 billion	0.725%	$250-$500 million	0.735%	$250-$750 million	0.775%	$250 million- $1 billion	0.365%
$1 billion- $2.5 billion	0.700%	$500 million-$1 billion	0.720%	$750 million-$1.5 billion	0.750%	Over $1 billion	0.340%
Over $2.5 billion	0.675%	Over $1 billion	0.705%	Over $1.5 billion	0.725%

(1)	Prior to June 1, 2006, the management agreement for Capital Growth VIP contemplated the provision by Deutsche Investment Management Americas Inc. (“DeIM”) of both investment advisory and administrative services, and the management fee payable by Capital Growth VIP compensated DeIM for both types of services. Effective June 1, 2006, Capital Growth VIP’s management agreement was separated into two separate agreements with two separate fees — an amended and restated agreement for investment advisory services and a new agreement for administrative services. The management fee payable by each of Janus VIP, Oak VIP and Legg Mason VIP continues to compensate DeIM for both investment advisory and administrative services.

6.	What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by an Acquired Fund or the separate accounts as shareholders of an Acquired Fund as a direct result of its merger. As long as these Contracts qualify as annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), and Treasury regulations thereunder, the mergers, whether or not treated as tax-free reorganizations, will not create any tax liability for Contract Owners. For more information, please see “Information about the Proposed Mergers—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Funds based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to their Contracts. The shares of each Fund are purchased and redeemed at the net asset value of the Fund’s shares determined that same day or, in the case of an order not resulting automatically from Contract transactions, next determined after an order in proper form is received. No fee is charged to separate accounts as shareholders when

11

they purchase or redeem shares of the Funds, nor will a fee be charged to separate accounts as shareholders when they purchase or redeem shares of the combined fund. Please see the Funds’ prospectuses for additional information.

9.	How will I be notified of the outcome of the merger of my Acquired Fund?

If the proposed merger of your Acquired Fund is approved by separate accounts as shareholders, separate accounts as shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares of Capital Growth VIP they are receiving after the merger is completed. Subsequently, affected Contract Owners will be notified of changes to their account information by their respective Participating Insurance Companies. If the proposed merger of your Acquired Fund is not approved, this result will be noted in the next shareholder report of your Acquired Fund.

10.	Will the value of my investment change?

The number of shares owned by each Participating Insurance Company will most likely change. However, the total value of your investment in Capital Growth VIP will equal the total value of your investment in your Acquired Fund at the Valuation Time (as defined below on page [        ]). Even though the net asset value per share of each Fund is likely to be different, the total value of your holdings will not change as a result of the mergers.

11.	What percentage of shareholders’ votes is required to approve each merger?

Approval of each merger will require the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

The Trustees of the Trust believe that the proposed mergers are in the best interests of each Acquired Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed mergers.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Capital Growth VIP and how do they compare with those of the Acquired Funds?

Investment Objectives and Strategies.    Janus VIP seeks long-term growth of capital in a manner consistent with the preservation of capital. Oak VIP seeks long-term capital growth. Legg Mason VIP seeks to achieve capital appreciation. Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. All of the Funds generally buy equity securities of large U.S. companies. Janus VIP invests primarily in equity securities selected for their growth potential although it may invest in debt securities, index/structured and high yield/high-risk bonds (less than 35% of total assets). Oak VIP normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, primarily common stocks of established U.S. companies with large market capitalizations (in

12

excess of $5 billion). Legg Mason VIP invests primarily in common stocks of larger companies that the portfolio manager believes are experiencing or will experience growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. Legg Mason VIP may also invest in small- and medium-sized companies that experience higher earnings growth rates. Capital Growth VIP normally invests at least 65% of total assets in common stocks of U.S. companies. Although Capital Growth VIP can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock Price Index or the Russell 1000® Growth Index. Each Fund has elected to be classified as a diversified series of an open-end management investment company. With certain exceptions, a diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

In choosing stocks, the portfolio managers of Capital Growth VIP look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within core markets. The managers also analyze each company’s valuation, financial position and other factors. The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

In managing Janus VIP, the portfolio manager uses a bottom-up method of analysis based on fundamental research to determine which common stocks to purchase. In other words, he evaluates companies’ earnings growth potential one at a time. The portfolio manager makes this assessment regardless of size, country of organization, place of principal business activity or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio manager’s investment process for Oak VIP begins with a top-down analysis of industry sectors. The portfolio manager determines which industry sectors he believes has the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

For Legg Mason VIP, the portfolio manager emphasizes individual security selection and diversifies the portfolio’s investments across industries to help reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

•	New technologies, products or services;

•	New cost-reducing measures;

13

•	Changes in management;

•	Favorable changes in government regulations.

Each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Each Fund may use derivatives in circumstances when its portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Each Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval, although major changes tend to be infrequent. With respect to Oak VIP, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to Oak VIP’s investment policy to invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities.

The portfolio turnover rate for Capital Growth VIP, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the twelve month period ended June 30, 2006. The portfolio turnover rate for Janus VIP for the twelve month period ended June 30, 2006. The portfolio turnover rate for Oak VIP twelve month period ended June 30, 2006. The portfolio turnover rate for Legg Mason VIP for the twelve month period ended June 30, 2006. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund.

Although DeAM believes that Capital Growth VIP should provide a comparable investment opportunity for shareholders of each Acquired Fund, there are a number of significant differences in the portfolios of each Acquired Fund and Capital Growth VIP. Pursuant to each Agreement, DeAM has estimated that approximately [    ]%, [    ]% and [    ]% of the portfolios of Janus VIP, Oak VIP and Legg Mason VIP, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be used to acquire securities consistent with Capital Growth VIP’s investment objective, policies, restrictions and strategies.

Subject to approval of the merger by shareholders, Salomon Brothers Asset Management Inc., the subadvisor to Legg Mason VIP, has informed DeIM that it intends to resign as subadvisor effective upon such shareholder approval. In such event, DeIM, as investment advisor for Legg Mason VIP, expects to be responsible for the day to day investment management of Legg Mason VIP during the period commencing immediately after the shareholder meeting at which shareholder approval is obtained and ending immediately prior to the closing of the merger, during which period the rebalancing of the Legg Mason VIP will be completed.

Subject to approval of the merger by shareholders, DeIM, and not Janus Capital Management LLC or Oak Associates, Ltd., the subadvisors to Janus VIP and Oak VIP, respectively, expects to direct and be responsible for all sales and purchases of assets

14

made during the period commencing immediately after the shareholder meeting at which shareholder approval is obtained and ending immediately prior to the closing of the merger, during which period the rebalancing of Janus VIP and Oak VIP will be completed.

For a more detailed description of the investment techniques used by Capital Growth VIP, Janus VIP, Oak VIP or Legg Mason VIP, please see the applicable Fund’s prospectus and statement of additional information.

Primary Risks.    As with any mutual fund, you may lose money by investing in Capital Growth VIP. Certain risks associated with an investment in Capital Growth VIP are summarized below. The risks of an investment in Capital Growth VIP are similar to the risks of an investment in an Acquired Fund. More detailed descriptions of the risks associated with an investment in Capital Growth VIP can be found in the current prospectus and statement of additional information for Capital Growth VIP.

The value of your investment in Capital Growth VIP will change with changes in the values of the investments held by Capital Growth VIP. A wide array of factors can affect those values. In this summary, we describe the principal risks that may affect Capital Growth VIP’s investments as a whole. Capital Growth VIP could be subject to additional principal risks because the types of investments it makes can change over time.

There are several risk factors that could hurt the performance of Capital Growth VIP, cause you to lose money or cause the performance of Capital Growth VIP to trail that of other investments.

Stock Market Risk.    As with most stock funds, an important factor with Capital Growth VIP is how stock markets perform—in this case, the growth portion of the U.S. stock market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments that Capital Growth VIP makes and it may not be able to get attractive prices for them. An investment in an Acquired Fund is also subject to this risk.

Industry Risk.    While Capital Growth VIP does not concentrate in any industry, to the extent that it has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of its portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in an Acquired Fund is also subject to this risk.

Security Selection Risk.    A risk that pervades all investing is the risk that the securities in Capital Growth VIP’s investment portfolio will decline in value.

15

Growth Investing Risk.    Since growth companies usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks also may be out of favor for certain periods in relation to value stocks. An investment in an Acquired Fund is also subject to this risk.

IPO Risk.    Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the performance of Capital Growth VIP if it has a small asset base. Capital Growth VIP is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that Capital Growth VIP will be able to obtain proportionately larger IPO allocations. An investment in an Acquired Fund is also subject to this risk.

Derivatives Risk.    Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that Capital Growth VIP will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose Capital Growth VIP to the effects of leverage, which could increase its exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to Capital Growth VIP. An investment in an Acquired Fund is also subject to this risk.

Securities Lending Risk.    Any loss in the market price of securities loaned by Capital Growth VIP that occurs during the term of the loan would be borne by Capital Growth VIP and would adversely affect Capital Growth VIP’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Capital Growth VIP’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in an Acquired Fund is also subject to this risk.

Pricing Risk.    At times, market conditions might make it hard to value some investments. For example, if Capital Growth VIP has valued its securities too highly, you may end up paying too much for Capital Growth VIP shares when you buy into Capital Growth VIP. If Capital Growth VIP underestimates their price, you may not receive the full market value for your shares when you sell. An investment in an Acquired Fund is also subject to this risk.

Another factor that could affect performance is that the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters. An investment in an Acquired Fund is also subject to this risk.

16

Performance Information.    The following information provides some indication of the risks of investing in the Funds. The information shown below does not reflect charges and fees associated with the separate accounts that invest in the Funds or any Contract for which the Funds are investment options. If it did, performance would be less than that shown. The bar charts show year-to-year changes in the performance of each Fund’s Class A shares. The table following the bar charts shows how each Fund’s performance compares to that of one or more broad-based market indices (which, unlike a fund, do not have any fees or expenses). Because the inception date for Class B shares of Capital Growth VIP was May 12, 1997, the performance figures for Class B shares of Capital Growth VIP prior to their inception are based on the historical performance of the Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Oak VIP commenced operations on May 1, 2001 and began offering Class B shares on July 1, 2002. Janus VIP commenced operations on October 29, 1999 and began offering Class B shares on July 1, 2002. Legg Mason VIP commenced operations on May 1, 2001 and began offering Class B shares on July 1, 2002. Performance figures for Class B shares of each Acquired Fund prior to their inception each are based on the historical performance of each respective Fund’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of the Class B shares offered by each Fund. The performance of the Funds and the indices varies over time. Of course, a Fund’s past performance is not an indication of future performance.

Calendar Year Total Returns (%)

Capital Growth VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998                Worst Quarter: -19.94%, Q3 2001

Total return for the six month period ended June 30, 2006: -0.69%

17

Janus VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001                Worst Quarter: -25.46%, Q3 2001

Total return for the six month period ended June 30, 2006: -4.98%

Oak VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003                Worst Quarter: -27.69%, Q2 2002

Total return for the six month period ended June 30, 2006: -7.20%

Legg Mason VIP

Annual Total Returns (%) as of 12/31 each year	Class A

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003                Worst Quarter: -20.45%, Q2 2002

Total return for the six month period ended June 30, 2006: 0.91%

18

Average Annual Total Returns

(for periods ended 12/31/05)

	Past 1 Year	Past 5 Years	Past 10 Years/ Since Inception
Capital Growth VIP
Class A	8.96%	-3.14%	7.64%
Class B	8.51%	-3.47%	7.32%
Index 1 (Reflects no deductions for fees or expenses)	5.26%	-3.58%	6.73%
Index 2 (Reflects no deductions for fees or expenses)	4.91%	0.54%	9.07%

Janus VIP
Class A	7.67%	-4.05%	-2.81	%(1)
Class B	7.12%	-4.40%	-3.14	%(1)
Index 1 (Reflects no deductions for fees or expenses)	5.26%	-3.58%	-4.52	%(1)

Oak VIP
Class A	-4.01%	—	-8.31	%(2)
Class B	-4.50%	—	-8.64	%(2)
Index 1 (Reflects no deductions for fees or expenses)	5.26%	—	-1.43	%(2)

Legg Mason VIP
Class A	13.54%	—	1.01	%(3)
Class B	13.22%	—	0.69	%(3)
Index 3 (Reflects no deductions for fees or expenses)	5.17%	—	-1.06	%(3)

(1)	Janus VIP commenced operations on October 29, 1999. Index returns begin on October 31, 1999.
(2)	Oak VIP commenced operations on May 1, 2001. Index returns begin April 30, 2001.
(3)	Legg Mason VIP commenced operations on May 1, 2001. Index returns begin April 30, 2001.

Index 1:    The Russell 1000® Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted-growth values.

Index 2:    The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 3:    The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Total returns would have been lower for Class A and B shares of Capital Growth VIP, Oak VIP and Legg Mason VIP and Class B shares of Janus VIP if operating expenses had not been reduced with respect to each of these share classes.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 or visit the DWS Scudder website at www.dws-scudder.com.

19

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each Fund, DeIM, with headquarters at 345 Park Avenue, New York, New York, or a subadvisor, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DeIM, or a subadvisor, also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is a part of DeAM and an indirect wholly owned subsidiary of Deutsche Bank AG. DeAM, or Deutsche Asset Management, is the marketing name in the United States for the asset management activities of, among others, Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Capital Growth VIP

Capital Growth VIP is managed by a team of investment management professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA, Managing Director of DeAM, is Lead Portfolio Manager for Capital Growth VIP. Ms. Van Cleave joined DeAM and became a Portfolio Manager of Capital Growth VIP in 2002. She also heads the Large Cap Growth Portfolio Selection Team. Her previous experience includes eighteen years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team. Ms. Van Cleave earned her BBA and MBA from the University of Wisconsin at Madison.

Jack A. Zehner, Director of DeAM, is a Portfolio Manager for Capital Growth VIP. Mr. Zehner joined DeAM and became a Portfolio Manager of Capital Growth VIP in 2002. His previous experience includes eight years of investment industry experience at Mason Street Advisors where he served most recently as Director—Common Stock. Mr. Zehner earned is BBA from the University of Wisconsin at Madison and his MBA at Marquette University.

Thomas J. Schmid, CFA, Director of DeAM, is a Portfolio Manager for Capital Growth VIP. Mr. Schmid joined DeAM and became a Portfolio Manager of these Funds

20

in 2002. His previous experience includes fifteen years of investment industry experience, most recently as Director—Common Stock at Mason Street Advisors. Mr. Schmid earned his BBA from the University of Wisconsin at Madison and MBA at University of Chicago.

Janus VIP

Janus Capital Management LLC (“Janus Capital”) (formerly, Janus Capital Corporation), 151 Detroit Street, Denver, Colorado 80206, is the subadvisor for Janus VIP. Janus Capital has served as subadvisor to the portfolio since its inception on October 29, 1999. Under the terms of a subadvisory agreement with DeIM, Janus Capital manages the investment and reinvestment of Janus VIP’s assets and will provide such investment advice, research and assistance as DeIM may from time to time reasonably request. DeIM pays Janus Capital for its services a subadvisory fee, payable monthly, according to a schedule of annual rates.

Marc Pinto is the portfolio manager. Mr. Pinto joined Janus Capital in 1994 and has managed the portfolio since its inception.

Oak VIP

Oak Associates, Ltd. (“Oak Associates”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor for Oak VIP. Oak Associates has served as subadvisor to the portfolio since its inception on May 1, 2001. Under the terms of a subadvisory agreement with DeIM, Oak Associates manages the investment and reinvestment of Oak Associates’ assets and will provide such investment advice, research and assistance as DeIM may from time to time reasonably request. DeIM pays Oak Associates for its services a subadvisory fee, payable monthly, according to a flat annual rate.

James D. Oelschlager is the portfolio manager. Mr. Oelschlager joined Oak Associates in 1985 and has managed the portfolio since its inception.

Legg Mason VIP

Salomon Brothers Asset Management Inc (“SBAM”) acts as subadvisor to Legg Mason VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to Legg Mason VIP.

Richard Freeman is the portfolio manager. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates, and has managed the portfolio since its inception.

Distribution and Service Fees.    Pursuant to separate Underwriting Agreements, DWS Scudder Distributors, Inc. (“DWS-SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DeIM, is the principal underwriter and distributor for the Class A and Class B shares of Capital Growth VIP, Janus VIP, Oak VIP and Legg Mason VIP. DWS-SDI acts as agent of each Fund in the continuous offer of shares to the

21

separate accounts (or sub-accounts thereof) of Participating Insurance Companies in all states in which the Funds or their respective trusts may from time to time be registered or where permitted by applicable law. Capital Growth VIP has adopted a distribution plan on behalf of its Class B shares in accordance with Rule 12b-1 under the 1940 Act that is substantially identical to the distribution plan adopted by Janus VIP, Oak VIP and Legg Mason VIP on behalf of their respective Class B shares. These plans allow the Funds to make quarterly payments at an annual rate of up to 0.25% of the average daily net assets attributable to Class B shares of each Fund to DWS-SDI as reimbursement for distribution and shareholder servicing related expenses incurred by DWS-SDI or a Participating Insurance Company. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments. Rule 12b-1 plans have not been adopted for Class A shares of any Fund.

Trustees and Officers.    The Trustees of DWS Variable Series I (of which Capital Growth VIP is a series) are different from those of the Trust (of which each Acquired Fund is a series). As more fully described in the statement of additional information for Capital Growth VIP, which is available upon request, the following individuals comprise the Board of Trustees of DWS Variable Series I: Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Phillip Saunders, Jr., William N. Searcy, Jr., Jean Gleason Stromberg, Carl W. Vogt and Axel Schwarzer. In addition, the officers of DWS Variable Series I are different from those of the Trust.

Independent Registered Public Accounting Firms (“Auditors”).     [[                        ]] serves as Auditor for Capital Growth VIP. [[                        ]] serves as Auditor for Janus VIP, Oak VIP and Legg Mason VIP.

Charter Documents.    Each Acquired Fund is a different series of the Trust, a Massachusetts business trust governed by Massachusetts law. Capital Growth VIP is a series of DWS Variable Series I, a Massachusetts business trust governed by Massachusetts law. Each Acquired Fund is governed by the same Amended and Restated Agreement and Declaration of Trust dated April 24, 1998, as amended from time to time. Capital Growth VIP is governed by an Amended and Restated Declaration of Trust dated June 27, 2006, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are similar but not identical to one another, and therefore shareholders of the Funds may have different rights. Additional information about each Fund’s Declaration of Trust is provided below.

Shareholders of each Fund have a number of rights in common. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund or class of shares on matters affecting that particular Fund or class, as determined by the Trustees of the trust of which the applicable Fund is a series. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund, and adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees.

Neither the Trust nor DWS Variable Series I is required to hold annual meetings of its shareholders, but meetings of the shareholders shall be called for the purpose of

22

electing Trustees, when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the Trust may call a shareholder meeting if the Trustees and the President of the Trust fail to call a meeting for thirty days after written application by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. The Trustees of DWS Variable Series I are required to call a meeting of shareholders at the written request of the holders of at least 10% of the outstanding shares entitled to vote at such meeting for the purpose of removing a Trustee.

None of the Fund’s shares have conversion, exchange, preemption or appraisal rights. Shares of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, each class of shares of that Fund would receive the net assets of the Fund attributable to said class. The Trust has the right to redeem, at the then current net asset value, the shares of any shareholder of an Acquired Fund whose account does not exceed a minimum balance or quantity of shares as designated from time to time by the Trustees, in accordance with terms set by the Trustees. The Trustees of DWS Variable Series I may impose fees on accounts that do not exceed a minimum investment amount and may involuntarily redeem shares at the then current net asset value to pay for such fees under terms set by the Trustees. DWS Variable Series I also may involuntarily redeem shares at the then current net asset value for any other reason under terms set by the Trustees. Sale, conveyance, or transfer of the assets of each Acquired Fund requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of DWS Variable Series I may merge or consolidate Growth & Income VIP with any other organization, or may sell, lease or exchange all or substantially all of the trust property, without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligations of a fund. The Declarations of Trust governing both DWS Variable Series I and the Trust, however, disclaim shareholder liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and require notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees of the trust of which the applicable Fund is a series. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of said Fund, and provides that the Fund may be covered by insurance that the Trustees consider necessary or appropriate.

All consideration received by the applicable trust for the issue or sale of shares of the applicable Fund, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds, including proceeds from sale, exchange or liquidation of assets, are held and accounted for separately from the other assets of said trust and belong irrevocably to said Fund for all purposes, subject only to the rights of creditors.

DWS Variable Series I (or any series thereof) may be terminated by a written instrument signed by a majority of its Trustees, or by the affirmative vote of the holders of a majority of the shares of the trust or series outstanding and entitled to vote. The Trust (or any series or class thereof) may be terminated by its Trustees without shareholder consent by written notice to shareholders, or by vote of the holders of more than 50% of the votes of the Trust or series or class entitled to vote on the matter. The Declaration of

23

Trust governing Capital Growth VIP may be amended by an instrument in writing executed by a majority of the Trustees, except for any amendment that would impair shareholder’s voting right specifically granted in the Declaration of Trust, any amendment required by law to be approved by shareholders and any amendment submitted for shareholder approval by the Trustees. If a shareholder vote is required, an amendment shall require the vote of holders at least 66 2/3% of the shares outstanding and entitled to vote, unless the action is recommended by the Board of Trustees, in which case the required vote is a majority of the outstanding voting securities. The Declaration of Trust governing Capital Growth VIP may also be amended by the Trustees without shareholder consent if the Trustees deem it necessary to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, or to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision thereof. The Declaration of Trust governing each Acquired Fund may be amended by the Trustees when authorized by a vote of the shareholders holding more than 50% of the shares of each series entitled to vote or, where the Trustees determine that the amendment will affect the holders of only certain series or classes, a vote of the holders of more than 50% of the shares entitled to vote of each affected series or class. The Declaration of Trust governing each Acquired Fund may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the Trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

The voting powers of shareholders of each Fund are substantially similar. However, only the Declaration of Trust governing the Acquired Funds expressly provides that a majority of the outstanding securities of a series of the Trust, as defined in the 1940 Act, has the power to vote on whether the Trustees may enter into a contract with an investment advisor or manager for that series (although this is currently required by the 1940 Act for all mutual funds). Any vacancy on the Board of Trustees of DWS Variable Series I may be filled by the affirmative vote or consent of a majority of the standing Trustees, except that, when required by the 1940 Act, a Trustee will be elected by the shareholders of the trust holding a plurality of the shares voting at a meeting of shareholders. Any Trustee of DWS Variable Series I may be removed, with or without cause, by action of two-thirds of the remaining Trustees or at a meeting of shareholders by vote of two-thirds of the outstanding shares of the trust. Except as required by the 1940 Act or as described above, the Trustees of the Trust need not call meetings of the shareholders for the election or reelection of Trustees, or fill vacancies that do not cause the total number of Trustees to fall below three. Such vacancies may be filled by a majority of the standing Trustees or, if deemed appropriate by the Trustees, by a plurality of the shares voted on the matter at a meeting called for such purpose. Any Trustee of the Trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Quorum for a shareholder meeting of DWS Variable Series I is set forth in the by-laws, which state that the presence in person or by proxy of 30% of the those shares of DWS Variable Series I that are issued and outstanding, not including those shares that have been redeemed or repurchased by the trust. Quorum for a shareholder meeting of the Trust is the presence in person or by proxy of at least 30% of all the votes entitled to be cast of each series or class entitled to vote, or, where the vote is in the aggregate and

24

not by series or class, at least 30% of all votes entitled to be cast at the meeting, irrespective of series or class.

The foregoing is a very general summary of certain provisions of the Declarations of Trust governing the Acquired Funds and Capital Growth VIP. It is qualified in its entirety by reference to the charter documents themselves.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of Janus VIP, Oak VIP and Legg Mason VIP are each being asked to approve a merger between their respective Acquired Fund and Capital Growth VIP. Each proposed merger would be pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and Capital Growth Fund (each an “Agreement”), a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

Each merger is structured as a transfer of all of the assets of the applicable Acquired Fund to Capital Growth VIP in exchange for the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund, and for the issuance and delivery to the applicable Acquired Fund of Merger Shares equal in aggregate value to the net value of the assets transferred to Capital Growth VIP.

After receipt of the Merger Shares, the applicable Acquired Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of the applicable Acquired Fund, and the legal existence of the applicable Acquired Fund as a series of the Trust will be terminated. Each shareholder of the applicable Acquired Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined below on page [        ]) to, the aggregate value of the shareholder’s shares in the applicable Acquired Fund. Such shares will be held in an account with Capital Growth VIP identical in all material respects to the account currently maintained by the applicable Acquired Fund. Each Participating Insurance Company will then allocate its Merger Shares on a pro-rata basis among the Contract Owners in its applicable Acquired Fund separate account (or in sub-accounts thereof). Unless a Contract Owner instructs his or her Participating Insurance Company otherwise, amounts that would have been allocated to the applicable Acquired Fund under an existing Contract will, following the merger, be allocated to Capital Growth VIP.

Prior to the date of its merger, the applicable Acquired Fund will sell any investments that are (i) prohibited by the current investment objective, policies and restrictions of Capital Growth VIP or (ii) determined by the portfolio managers of Capital Growth VIP in their sole discretion to be inconsistent with Capital Growth VIP’s current investment strategies. In addition, prior to any merger, each Acquired Fund will declare a taxable distribution that, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. Contract Owners who invest in an Acquired Fund through a Contract will not be affected by such distributions as long as the Contracts qualify as annuity contracts under Section 72 of the Code and the Treasury regulations thereunder.

The Trustees of the Trust have voted to approve each Agreement and each of the proposed mergers and to recommend that shareholders of the Acquired Funds also

25

approve the mergers. With respect to each Acquired Fund, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the special meeting.

In the event that a proposed merger does not receive the required shareholder approval, the Acquired Fund whose merger is not approved will continue to be managed as a separate series of the Trust in accordance with its current investment objectives and policies, and the Trustees of the Trust and of DWS Variable Series I may consider such alternatives as may be in the best interests of each Fund’s respective shareholders.

Background and Trustees’ Considerations Relating to the Proposed Mergers.    DeAM first discussed each merger with the Trustees in December 2005 as a part of an ongoing program initiated by DeAM to restructure its mutual fund lineup. DeAM advised the Trustees that the program is intended to restructure its product line to match its distribution focus in the future and eliminate funds that have little opportunity for growth and that add unnecessary complexity and inefficiency to its business.

In particular, DeAM advised the Trustees that it is exiting the proprietary variable insurance products business. (DeAM’s proprietary variable insurance products business involved relationships DeAM developed with select insurance companies to provide “Scudder” branded variable insurance products using certain DWS funds, including the Trust, and certain non-DWS funds as underlying investments. DeAM or its affiliates, however, will continue to serve as the investment manager for the DWS Funds that serve as underlying funds for variable insurance products). Accordingly, DeAM would like to eliminate a significant number of the subadvised portfolios of the Trust. In addition, DeAM would like to eliminate those portfolios with little opportunity for growth. Because DeAM no longer wishes to manage or support the Acquired Funds in their current form, DeAM proposed to the Trustees merging each Acquired Fund into Capital Growth VIP, which DeAM believes is a similar fund from an investment objective standpoint.

The Trustees conducted a thorough review of the potential implications of each merger. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the mergers, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On May 10, 2006, the Trustees of the Trust, all of whom are not “interested persons” (as defined by the 1940 Act) (“Disinterested Trustees”), approved the terms of each merger. The Trustees have also agreed to recommend that each merger be approved by the corresponding Acquired Fund’s shareholders.

In determining to recommend that the shareholders of each Acquired Fund approve its merger, the Trustees considered the factors described below:

•	That DeAM is exiting the proprietary variable insurance product business and would like to eliminate a significant number of its subadvised portfolios and portfolios with little opportunity for growth, and therefore no longer wishes to manage or support the Acquired Funds;

•	Various alternatives to each proposed merger (e.g., liquidation of the Acquired Fund);

26

•	That DeAM recommended each merger based on its belief that Capital Growth VIP has an investment objective and strategy similar to the Acquired Funds, relative to other DWS funds;

•	That each merger would provide a continuity of investment within the DWS fund family for shareholders of each Acquired Fund; and

•	With respect to Oak VIP, the proposed merger would address the Fund’s long-term relative underperformance.

In addition, the Trustees considered the following factors, among others, in determining to recommend that the shareholders of each Acquired Fund approve its merger:

•	The Trustees noted that DeAM would bear all expenses associated with each merger, including but not limited to transaction costs associated with any related repositioning of each Acquired Fund’s portfolio.

•	The Trustees noted that the estimated operating expense ratios of the combined fund are expected to be [lower] than the current expense ratios of each Acquired Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at [lower] levels compared to each Acquired Fund’s current operating expense ratios. The Trustees noted the possible economies of scale that might be realized by DeAM in connection with the mergers.

•	The Trustees considered that each merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The Trustees concluded that the services available to shareholders of each class of Capital Growth VIP were substantially identical to those available to shareholders of the corresponding classes of each Acquired Fund.

•	That DeIM has agreed to indemnify Capital Growth VIP against certain liabilities it may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in any of the Acquired Funds (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by Fund management to be remote.

•	DeAM has agreed to indemnify the Trustees of the Trust against certain liabilities that the Trustees may incur by reason of having served as a Trustee of the Trust with respect to the Acquired Funds.

Based on all of the foregoing, the Trustees concluded that each Acquired Fund’s participation in its proposed merger would be in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend that shareholders of each Acquired Fund approve its proposed merger.

Agreement and Plan of Reorganization.    Each proposed merger will be governed by an Agreement, a form of which is attached as Exhibit A. Each Agreement provides that Capital Growth VIP will acquire all of the assets of the applicable Acquired Fund solely in exchange for the assumption by Capital Growth VIP of all liabilities of the

27

applicable Acquired Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time on November 3, 2006, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement.

The applicable Acquired Fund will transfer all of its assets to Capital Growth VIP, and in exchange, Capital Growth VIP will assume all liabilities of the applicable Acquired Fund and deliver to the applicable Acquired Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of the applicable Acquired Fund attributable to shares of the corresponding class of the applicable Acquired Fund, less the value of the liabilities of the applicable Acquired Fund assumed by Capital Growth VIP attributable to shares of such class of the applicable Acquired Fund. Immediately following the transfer of assets on the Exchange Date, the applicable Acquired Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by the applicable Acquired Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of the applicable Acquired Fund. As a result of the proposed mergers, each shareholder of the applicable Acquired Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of the shares of the corresponding class of the applicable Acquired Fund surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Capital Growth VIP in the name of such shareholders of the applicable Acquired Fund, each account representing the respective number of full and fractional Merger Shares of each class due to the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust have determined that each proposed merger is in the best interests of the applicable Acquired Fund and that the interests of the applicable Acquired Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement.

The consummation of each merger is subject to the conditions set forth in the applicable Agreement. Each Agreement may be terminated and the merger abandoned (i) by mutual consent of Capital Growth VIP and the applicable Acquired Fund, (ii) by either party if the merger shall not be consummated by [                    ] or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of an Acquired Fund approve its merger, Capital Growth VIP and the applicable Acquired Fund agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of the applicable Acquired Fund are added to the portfolio of Capital Growth VIP, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Capital Growth VIP. DeAM has estimated that approximately [    ]%, [    ]% and [    ]% of the portfolios of Janus VIP, Oak VIP and Legg Mason VIP, respectively, will be liquidated prior to each merger. Proceeds from the liquidation will be used to acquire securities consistent with Capital Growth VIP’s investment objective, policies, restrictions and strategies.

28

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), trading costs and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    Merger Shares will be issued to separate accounts as shareholders of each Acquired Fund in accordance with the Agreement as described above. The Merger Shares will be Class A and Class B shares of Capital Growth VIP. Each class of Merger Shares has the same characteristics as shares of the corresponding class of the applicable Acquired Fund. Merger Shares will be treated as having been purchased on the date a separate accounts as shareholder purchased its shares of the applicable Acquired Fund and for the price it originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Capital Growth VIP prospectus, a copy of which is included with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of Capital Growth VIP could, under certain circumstances, be held personally liable for the obligations of Capital Growth VIP. However, Capital Growth VIP’s Declaration of Trust disclaims shareholder liability for the acts or obligations of Capital Growth VIP and provides for indemnification for all losses and expenses of any shareholder held liable for the obligations of Capital Growth VIP. The indemnification and reimbursement discussed in the preceding sentence is to be made only out of the assets of Capital Growth VIP.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate its merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	the acquisition by Capital Growth VIP of all of the assets of the applicable Acquired Fund solely in exchange for Merger Shares and the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund, followed by the distribution by the applicable Acquired Fund to separate accounts as shareholders of Merger Shares in complete liquidation of the applicable Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the applicable Acquired Fund and Capital Growth VIP will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 361 of the Code, the applicable Acquired Fund will not recognize gain or loss upon the transfer of the applicable Acquired Fund’s assets to Capital Growth VIP in exchange for Merger Shares and the assumption of the applicable Acquired Fund liabilities by Capital Growth VIP, and the applicable Acquired Fund will not recognize gain or loss upon the distribution to the applicable Acquired Fund’s shareholders of the Merger Shares in liquidation of the applicable Acquired Fund;

•	under Section 354 of the Code, separate accounts as shareholders of the applicable Acquired Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for the applicable Acquired Fund shares;

29

•	under Section 358 of the Code, the aggregate basis of the Merger Shares received by each separate account as shareholder of the applicable Acquired Fund will be the same as the aggregate basis of the applicable Acquired Fund shares exchanged therefor;

•	under Section 1223(1) of the Code, the holding period of the Merger Shares received by each separate account as shareholder of the applicable Acquired Fund will include the holding periods of the applicable Acquired Fund shares exchanged therefor, provided that the separate account as shareholder applicable Acquired Fund held the applicable Acquired Fund shares at the time of the reorganization as a capital asset;

•	under Section 1032 of the Code, Capital Growth VIP will not recognize gain or loss upon the receipt of assets of the applicable Acquired Fund in exchange for Merger Shares and the assumption by Capital Growth VIP of all of the liabilities of the applicable Acquired Fund;

•	under Section 362(b) of the Code, the basis of the assets of the applicable Acquired Fund transferred to Capital Growth VIP in the reorganization will be the same in the hands of Capital Growth VIP as the basis of such assets in the hands of the applicable Acquired Fund immediately prior to the transfer;

•	under Section 1223(2) of the Code, the holding periods of the assets of the applicable Acquired Fund transferred to Capital Growth VIP in the reorganization in the hands of Capital Growth VIP will include the periods during which such assets were held by the applicable Acquired Fund; and

•	Capital Growth VIP will succeed to and take into account items of each Acquired Fund described in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

As long as the Contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the mergers, whether or not treated as tax-free reorganizations for federal income tax purposes, will not create any tax liability for Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their Contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect Contract Owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

Capital Growth VIP intends to distribute to Participating Insurance Companies its investment company taxable income and any net realized capital gains in April of each year. Additional distributions may be made if necessary. For all Funds, all distributions will be reinvested in shares of the same class of the applicable Fund. If the Agreement is approved by shareholders of an Acquired Fund, the applicable Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains (after reduction by any capital loss carryforwards) prior to the Closing (as defined in the Agreement).

This description of the federal income tax consequences of the mergers is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of a merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

30

Capitalization.    The following table sets forth the unaudited capitalization of each Fund as of June 30, 2006 and of Capital Growth VIP on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:(1)

	Capital Growth VIP		Janus VIP		Oak VIP		Legg Mason VIP		Pro Forma Adjustments		Capital Growth VIP/Janus VIP Pro Forma Combined		Capital Growth VIP/Oak VIP Pro Forma Combined		Capital Growth VIP/Legg Mason VIP Pro Forma Combined		Capital Growth VIP/Janus VIP/ Oak VIP/ Legg Mason VIP Pro Forma Combined
Net Assets
Class A Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[ ]		[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]	[	]							[	]
Class B Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[ ]		[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]	[	]							[	]
Total Net Assets	[	]	[	]	[	]	[	]			[	]	[	]	[	]	[	]
Shares outstanding
Class A Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[ ]		[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]	[	]							[	]
Class B Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[ ]		[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]	[	]							[	]
Net Asset Value per share
Class A Shares	[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]							[	]
	[ ]		[	]	[	]	[	]									[	]
Class B Shares	[	]	[	]	[	]	[	]			[	]
	[ ]		[	]	[	]	[	]					[	]
	[ ]		[	]	[	]	[	]							[	]
	[ ]		[	]	[	]	[	]									[	]

31

	Capital Growth VIP		Janus VIP		Oak VIP		Legg Mason VIP		Pro Forma Adjustments		Capital Growth VIP/Janus VIP/ Oak VIP Pro Forma Combined		Capital Growth VIP/Janus VIP/ Legg Mason VIP Pro Forma Combined		Capital Growth VIP/Oak VIP/ Legg Mason VIP Pro Forma Combined
Net Assets
Class A Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[	]	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]	[	]					[	]
Class B Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[	]	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]	[	]					[	]
Total Net Assets	[	]	[	]	[	]	[	]			[	]	[	]	[	]
Shares outstanding
Class A Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[	]	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]	[	]					[	]
	[	]	[	]	[	]	[	]
Class B Shares	[	]	[	]	[	]	[	]	[	]	[	]
	[	]	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]	[	]					[	]
	[	]	[	]	[	]	[	]
Net Asset Value per share
Class A Shares	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]					[	]
	[	]	[	]	[	]	[	]							[	]
	[	]	[	]	[	]	[	]
Class B Shares	[	]	[	]	[	]	[	]			[	]
	[	]	[	]	[	]	[	]					[	]
	[	]	[	]	[	]	[	]							[	]

(1)	Assumes the mergers had been consummated on June 30, 2006, and is for information purposes only. No assurance can be given as to how many shares of Capital Growth VIP will be received by the shareholders of each Acquired Fund on the date the mergers take place, and the foregoing should not be relied upon to reflect the number of shares of Capital Growth VIP that actually will be received on or after such date.

32

Unaudited pro forma combined financial statements of Capital Growth VIP and Janus VIP as of June 30, 2006 and for the twelve-month period then ended are included in the Merger SAI. The pro forma combined financial statements reflect the transfer of the assets and liabilities of Janus VIP to Capital Growth VIP as contemplated by the corresponding Agreement.

The Trustees of the Trust, all of whom are Disinterested Trustees, unanimously recommend approval of each merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER SPECIAL MEETINGS

General.    This Prospectus/Proxy Statement is furnished in connection with (i) the proposed merger of Janus VIP with and into Capital Growth VIP, (ii) the proposed merger of Oak VIP with and into Capital Growth VIP, (iii) the proposed merger of Legg Mason VIP with and into Capital Growth VIP and (iv) the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meetings of shareholders (each a “Meeting” and collectively, the “Meetings”). The Meetings are to be held October 12, 2006 at 11:00 a.m. Eastern time, at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of Special Meetings, the combined Prospectus/Proxy Statement and the enclosed form of proxy or voting instruction form are being mailed to investors on or about [                    ].

As of August 3, 2006, Janus VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]

As of August 3, 2006, Oak VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]

As of August 3, 2006, Legg Mason VIP had the following shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]

Only shareholders of record on August 3, 2006 (the “Record Date”) will be entitled to notice of and to vote at the applicable Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meetings. If, however, any other matters properly come before a

33

Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the form of proxy.

Required Vote.    Proxies are being solicited from shareholders of each Acquired Fund by the Trust’s Trustees for the Meetings. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by each Agreement will be consummated only if approved by the affirmative vote of the shareholders of the applicable Acquired Fund entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter at the Meeting.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of an Acquired Fund at the close of business on the Record Date will be entitled to vote at that Acquired Fund’s Meeting or any adjournment thereof. The holders of at least 30% of the shares of that Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the transaction of business at a Meeting. In the event that the necessary quorum to transact business or the vote required to approve the proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

Votes cast by proxy or in person at a Meeting will be counted by persons appointed by the applicable Acquired Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Share Ownership.    [[ As of August 3, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each of Janus VIP, Oak VIP and Legg Mason VIP. As of August 3, 2006, the officers and Trustees of DWS Variable Series I, as a group, beneficially owned less than 1% of the outstanding shares of Capital Growth VIP.]] To the best of the knowledge of Capital Growth VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Capital Growth VIP as of such date:

Class	Shareholder Name and Address	Percentage Owned
A	[ALLMERICA LIFE INSURANCE CO. WORCESTER, MA 01653-0002]	[ ]
A	[MUTUAL OF AMERICA NEW YORK, NY 10022-6815]	[ ]
A	[MUTUAL OF AMERICA SEP. ACCT. 2 ST. LOUIS, MO 63122]	[ ]

34

Class	Shareholder Name and Address	Percentage Owned
A	[POWERV FARMERS & FLEX VULNET SCHAUMBURG, IL 60196-6800]	[ ]
A	[ZURICH DESTINATION/FARMERS FUND C/O KILICO, ATTN: INVESTMENT ACCOUNTING LL-2W, GREENVILLE, SC 29602-9097]	[ ]
A	[CHARTER NAT/ LIFE INS. CO – HORIZON ATTN: ACCOUNTING FINANCIAL CONTROL TEAM VERNON HILLS, IL 60061-1826]	[ ]
B	[THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787]	[ ]
B	[TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432]	[ ]
B	[TRAVELERS INSURANCE COMPANY ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027]	[ ]

To the best of the knowledge of Janus VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Janus VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	[ALLMERICA LIFE SVII WORCESTER, MA 01653-0002]	[ ]
A	[ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097 ]	[ ]
A	[STATE STREET BANK & TRUST CUST. FBO SVSII SCUD GROWTH & INCOME STRATEGIC PORTFOLIO ATTN: MARYLOU MCPHEE ADAMS BLDG. 2 NORTH JPB2N NORTH QUINCY, MA 02171-2119]	[ ]
A	[STATE STREET BANK & TRUST CUST. FBO SVSII SCUD GROWTH & INCOME STRATEGIC PORTFOLIO ATTN: MARYLOU MCPHEE ADAMS BLDG. 2 NORTH JPB2N NORTH QUINCY, MA 02171-2119]	[ ]
B	[THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787]	[ ]
B	[TRAVELERS INSURANCE COMPANY ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027]	[ ]

35

To the best of the knowledge of Oak VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Oak VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	[ALLMERICA LIFE SVII WORCESTER, MA 01653-0002]	[ ]
A	[ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097]	[ ]
B	[THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787 ]	[ ]
B	[TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432]	[ ]
B	[TRAVELERS INSURANCE COMPANY ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027]	[ ]

To the best of the knowledge of Legg Mason VIP, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Legg Mason VIP as of August 3, 2006:

Class	Shareholder Name and Address	Percentage Owned
A	[ALLMERICA LIFE SVII WORCESTER, MA 01653-0002]	[ ]
A	[ZURICH DESTINATIONS FARMERS SVSII C/O KILICO ATTN: INVESTMENT ACCOUNTING LL-2W GREENVILLE, SC 29602-9097]	[ ]
B	[THE MANUFACTURERS LIFE INS. CO. (USA) BOSTON, MA 02116-3787 ]	[ ]
B	[TRAVELERS LIFE & ANNUITY COMPANY HARTFORD, CT 06103-3432]	[ ]
B	[TRAVELERS INSURANCE COMPANY ATTN: SHAREHOLDER ACCOUNTING UNIT HARTFORD, CT 06199-0027]	[ ]
B	[ALLMERICA LIFE SVII WORCESTER, MA 01653-0002]	[ ]

Solicitation of Proxies.    As discussed above, shares of the Acquired Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Acquired Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their

36

interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of an Acquired Fund held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of an Acquired Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of such Acquired Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). This Prospectus/Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Acquired Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Prospectus/Proxy Statement.

In addition to soliciting proxies by mail, certain officers and representatives of Capital Growth VIP, officers and employees of DeAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, by telegram or personally.

All properly executed proxies received in time for the applicable Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged as an information agent in connection with this Prospectus/Proxy Statement at an estimated cost of $3,500 each for Janus VIP, Oak VIP and Legg Mason VIP. No person has been engaged to assist in the solicitation of proxies.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at 1-866-390-5113. Any proxy given by a shareholder is revocable until voted at the applicable Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Acquired Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Voting Instructions.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a

37

written revocation received by the Secretary of the Trust at Two International Place, Boston, MA 02110, (ii) by properly executing a later-dated proxy that is received by the applicable Acquired Fund at or prior to the applicable Meeting, or (iii) by attending the applicable Meeting and voting in person. Merely attending the applicable Meeting without voting, however, will not revoke a previously submitted proxy. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of Special Meetings are not received by the time scheduled for the Meetings, the persons named as proxies may propose adjournments of a Meeting for a reasonable time after the date set for the original meeting to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a

38

distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved. Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement as well as the three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters.    DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussion with the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

39

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                ], 2006, by and among DWS Variable Series I (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS Capital Growth VIP (the “Acquiring Fund”), a separate series of the Acquiring Trust, and DWS Variable Series II (the “Acquired Trust,” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS Janus Growth Opportunities VIP, DWS Legg Mason Aggressive Growth VIP and DWS Oak Strategic Equity VIP (the “Acquired Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser for the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust is Two International Place, Boston, Massachusetts 02110. The principal place of business of the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class B voting shares of beneficial interest (no par value) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A and Class B shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A and Class B Acquiring Fund Shares determined in the manner set forth in section 2.3; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date as defined in section 3.1.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A and Class B Acquiring Fund Shares to be so credited to the Class A and Class B Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A and Class B shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of a Class A and Class B Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Class A and Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A and Class B shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be November 6, 2006, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, as custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  DWS Scudder Investments Service Company (“DWS-SISC”) (or its designee), as transfer agent (or subtransfer agent) for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A and Class B Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the trustees of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A and Class B shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation to the Acquired Trust’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on Schedule 4.1(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended December 31, 2005, have been audited by

[[                        ]], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (as determined without regard to any deduction for dividends paid by the Acquired Fund) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on Schedule 4.2(e), no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2005, have been audited by [[                                    ]], Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since December 31, 2005, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the

Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objectives, policies, restrictions and strategies, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Trust’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than December [        ], 2006.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions or strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets with cash proceeds from the disposition of assets pursuant to the foregoing sentence prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is an existing business trust;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.2(e), the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Trusts.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have entered into an expense cap agreement with DeIM limiting the expenses of the Class A and Class B shares of the Acquiring Fund to [            ]% and [            ]%, respectively [[or if the substitution order of a certain participating insurance company is effected, to 0.82% for Class B Shares]], excluding 12b-1 fees and certain other expenses, for the period commencing on the Closing Date and ending April 30, 2010, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is an existing business trust;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on Schedule 4.1(e), the Acquired Fund is not subject to any litigation or other proceedings that might have a material adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Trusts.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired

Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of customary representations it shall reasonably request of each of the Trusts. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM or its affiliates will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the rebalancing of its portfolio as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [                ], 2006, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., or to the Acquiring Fund, Two International Place, Boston, Massachusetts, 02110-4103, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, Attention: John W. Gerstmayr, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to a Trust mean and refer to the trustees of such Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which it conducts its business. It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund or Acquired Fund, as applicable, as provided in such Trust’s Declaration of Trust. Moreover, no series of a Trust other than the Fund shall be responsible for the obligations of such Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of any Trust hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Funds, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Declaration of Trust.

15.5  Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.6  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS VARIABLE SERIES I, on behalf of DWS Legg Mason VIP, DWS Oak Strategic Equity VIP and DWS Janus Growth Opportunities VIP

Secretary	By: Its:

Attest:	DWS VARIABLE SERIES II, on behalf of DWS Capital Growth VIP

Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

EXHIBIT B

Financial Highlights

DWS Capital Growth VIP

Class A

	(Unaudited) Six Months Ended June 30,			(Audited) Years Ended December 31,
	2006			2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$	[	]	$15.67	$14.59	$11.54	$16.36	$23.07

Income (loss) from investment operations:
Net investment income (loss)[a]		[	]	.10	.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions		[	]	1.29	1.02	3.03	(4.82)	(4.21)

Total from investment operations		[	]	1.39	1.16	3.11	(4.77)	(4.16)

Less distributions from:
Net investment income		[	]	(.16)	(.08)	(.06)	(.05)	(.08)
Net realized gains on investment transactions		[—	]	—	—	—	—	(2.47)

Total distributions		[	]	(.16)	(.08)	(.06)	(.05)	(2.55)

Net asset value, end of period	$	[	]	$16.90	$15.67	$14.59	$11.54	$16.36

Total Return (%)[b]		[	]	8.96[c]	7.99	26.89	(29.18)	(19.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($millions)		[	]	1,031	698	705	558	866
Ratio of expenses before expense reductions (%)		[	]	.50	.50	.51	.51	.52[b]
Ratio of expenses after expense reductions (%)		[	]	.49	.50	.51	.51	.52[b]
Ratio of net investment income (loss) (%)		[	]	.61	.98	.61	.38	.27
Portfolio turnover rate (%)		[	]	17	15	13	25	33

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.

B-1

DWS Capital Growth VIP

Class B

	(Unaudited) Six Months Ended June 30,			(Audited) Years Ended December 31,
	2006			2005	2006	2005	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$	[	]	$15.59	$14.52	$11.49	$16.29	$23.00

Income (loss) from investment operations:
Net investment income (loss)[a]		[	]	.04	.09	.03	.02	.00[a]
Net realized and unrealized gain (loss) on investment transactions		[	]	1.28	1.01	3.02	(4.81)	(4.21)

Total from investment operations		[	]	1.32	1.10	3.05	(4.79)	(4.21)

Less distributions from:
Net investment income		[	]	(.10)	(.03)	(.02)	(.01)	(.03)
Net realized gains on investment transactions		[—	]	—	—	—	—	(2.47)

Total distributions		[	]	(.10)	(.03)	(.02)	(.01)	(2.50)

Net asset value, end of period	$	[	]	$16.81	$15.59	$14.52	$11.49	$16.29

Total Return (%)		[	]	8.51[d]	7.56	26.51	(29.37)	(19.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($millions)		[	]	73	23	15	89	.71
Ratio of expenses before expense reductions (%)		[	]	.89	.88	.87	.76	.77[c]
Ratio of expenses after expense reductions (%)		[	]	.86	.88	.87	.76	75[c]
Ratio of net investment income (loss) (%)		[	]	.24	.60	.25	.13	.02
Portfolio turnover rate (%)		[	]	17	15	13	25	33

[a]	Based on average shares outstanding during the period.
[b]	Amount is less than $.005.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.
[d]	Total return would have been less had certain expenses not been reduced.

B-2

YOUR VOTE IS IMPORTANT! UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET. It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses. It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day. It’s Easy! Just follow these simple steps: 1. Read your proxy statement and have it and this proxy card at hand. 2. Call toll-free [[                    ]], or go to website: https://vote.proxy-direct.com. 3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet. Please detach at perforation before mailing.

DWS LEGG MASON AGGRESSIVE GROWTH VIP DWS VARIABLE SERIES II PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 11:00 a.m., Eastern time, on October 12, 2006 PROXY CARD The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: [[                    ]]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ¦

VOTE ON PROPOSAL 1:

1. Approval of a proposed merger of DWS Legg Mason Aggressive Growth VIP into DWS Capital Growth VIP. In this merger, your investment in DWS Legg Mason Aggressive Growth VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

FOR

AGAINST

ABSTAIN

`

`

`

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free [[                    ]], or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

DWS JANUS GROWTH OPPORTUNITIES VIP DWS VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154 11:00 a.m., Eastern time, on October 12, 2006

PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: [[                    ]]

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: [[1-866-390-5113]]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ¦

VOTE ON PROPOSAL 1:

1. Approval of a proposed merger of DWS Janus Growth Opportunities VIP into DWS Capital Growth VIP. In this merger, your investment in DWS Janus Growth Opportunities VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

FOR AGAINST ABSTAIN

`

`

`

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important! And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

It’s Easy! Just follow these simple steps: 1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free [[                    ]], or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

DWS OAK STRATEGIC EQUITY VIP

DWS VARIABLE SERIES II

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

345 Park Avenue, 27th Floor, New York, New York 10154

11:00 a.m., Eastern time, on October 12, 2006

PROXY CARD

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: [[                    ]]

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ¦

VOTE ON PROPOSAL 1:

1. Approval of a proposed merger of DWS Oak Strategic Equity VIP into DWS Capital Growth VIP. In this merger, your investment in DWS Oak Strategic Equity VIP would, in effect, be exchanged, on a tax-free basis for federal income tax purposes, for an investment in the same class of shares of DWS Capital Growth VIP with an equal aggregate net asset value.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

FOR AGAINST ABSTAIN

`

`

`

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS INTERNATIONAL VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated September [    ], 2006 for the special meeting of shareholders of DWS Templeton Foreign Value VIP (“Templeton Foreign Value VIP”), a series of DWS Variable Series II, to be held on October 12, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS International VIP (“International VIP”), a series of DWS Variable Series I, is contained in International VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for International VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006 are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of the registration statement. As of July 31, 2006 the net asset value of Templeton Foreign Value VIP did not exceed 10% of the net asset value of International VIP.

The date of this statement of additional information is September [    ], 2006.

1

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

i

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

2

Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

3

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

4

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

5

securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

6

Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

7

exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

8

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

9

borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

10

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

11

to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

12

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

13

See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

14

security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

15

and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

16

investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

17

occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

18

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

19

collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

20

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

21

comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

22

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

23

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

24

the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

25

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

26

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

27

of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

28

subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

29

Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

30

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

31

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

32

Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

33

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

34

Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

35

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

36

in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

37

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

38

agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

39

Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

40

For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

41

A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

42

++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

43

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

44

provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

45

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

46

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

47

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

48

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

49

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

50

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

51

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

52

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

53

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

54

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

55

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

56

annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

57

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

58

Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

59

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

60

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

61

amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

62

regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

63

year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

64

liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

65

basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

66

TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

67

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

68

Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

69

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

70

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

71

Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

72

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

73

As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

74

Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

75

As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

76

As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

77

report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

78

been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

79

voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

80

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

81

officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

82

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

83

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

84

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

85

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

86

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

87

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS GROWTH & INCOME VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy Statement dated September [    ], 2006 for the special meeting of shareholders of DWS Mercury Large Cap Core VIP (“Mercury Large Cap Core VIP”), a series of DWS Variable Series II, to be held on October 12, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS Growth & Income VIP (“Growth & Income VIP”), a series of DWS Variable Series I, is contained in Growth & Income VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for Growth & Income VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006, are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of the registration statement. As of July 31, 2006 the net asset value of Mercury Large Cap Core VIP did not exceed 10% of the net asset value of Growth & Income VIP.

The date of this statement of additional information is September [    ], 2006.

1

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

i

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

2

Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

3

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

4

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

5

securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

6

Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

7

exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

8

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

9

borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

10

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

11

to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

12

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

13

See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

14

security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

15

and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

16

investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

17

occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

18

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

19

collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

20

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

21

comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

22

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

23

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

24

the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

25

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

26

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

27

of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

28

subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

29

Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

30

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

31

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

32

Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

33

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

34

Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

35

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

36

in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

37

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

38

agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

39

Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

40

For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

41

A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

42

++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

43

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

44

provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

45

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

46

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

47

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

48

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

49

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

50

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

51

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

52

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

53

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

54

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

55

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.
Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

56

annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

57

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

58

Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

59

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

60

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

61

amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

62

regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

63

year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

64

liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

65

basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

66

TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

67

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

68

Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

69

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

70

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

71

Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

72

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

73

As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

74

Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

75

As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

76

As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

77

report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

78

been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

79

voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

80

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

81

officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

82

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

83

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

84

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

85

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

86

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

87

STATEMENT OF ADDITIONAL INFORMATION

DWS VARIABLE SERIES I

DWS CAPITAL GROWTH VIP

Two International Place

Boston, MA 02112

This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus/proxy statement dated September [    ], 2006 for the special meetings of shareholders of DWS Janus Growth Opportunities VIP (“Janus VIP”), DWS Oak Strategic Equity VIP (“Oak VIP”) and DWS Legg Mason Aggressive Growth VIP (“Legg Mason VIP”), each a series of DWS Variable Series II, to be held on October 12, 2006, into which this statement of additional information is hereby incorporated by reference. Copies of the prospectus/proxy statement may be obtained at no charge by contacting your insurance company or by calling the corresponding Fund at 1-800-621-1048, or from the firm from which this statement of additional information was obtained, and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov).

Further information about DWS Capital Growth VIP (“Capital Growth VIP”), a series of DWS Variable Series I, is contained in Capital Growth VIP’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares, which is attached to this statement of additional information as Exhibit A. The audited financial statements and related independent registered public accounting firm’s report for the Capital Growth VIP contained in the annual report to shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the semiannual report to shareholders for the six-month period ended June 30, 2006 are incorporated herein by reference. No other parts of the annual or semiannual reports to shareholders are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto as Exhibit B, are intended to present the financial condition and related results of operations of Janus VIP and Capital Growth VIP as if the merger had been consummated on June 30, 2006, except as otherwise indicated.

The unaudited pro forma financial statements required by Rule 11-01 of Regulation S-X have been omitted for the proposed mergers involving Legg Mason VIP and Oak VIP pursuant to Item 14 of Form N-14, which permits such omission if the net asset value of the fund to be acquired does not exceed 10% of the acquiring fund’s net asset value as of a specified date within 30 days prior to the filing of this registration statement. As of July 31, 2006 the net asset value of neither Legg Mason VIP nor Oak VIP exceeded 10% of the net asset value of Capital Growth VIP.

Further information about Janus VIP, Oak VIP and Legg Mason VIP is contained in each fund’s statement of additional information dated May 1, 2006, as supplemented from time to time, for Class A shares and Class B shares. The audited financial statements and related independent registered public accounting firm’s report for each of Janus VIP, Oak VIP and Legg Mason VIP is contained in each fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2005 and the unaudited financial statements contained in the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006 and are incorporated herein by reference. No other parts of the Annual or Semi-Annual Reports to Shareholders are incorporated by reference herein.

The date of this statement of additional information is September [    ], 2006.

1

Exhibit B

[Unaudited Pro Forma Financial Statements For Proposed Merger of Janus

VIP and Capital Growth VIP]

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

i

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

2

Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

3

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

4

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

5

securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

6

Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

7

exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

8

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

9

borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

10

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

11

to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

12

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

13

See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

14

security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

15

and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

16

investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

17

occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

18

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

19

collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

20

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

21

comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

22

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

23

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

24

the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

25

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

26

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

27

of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

28

subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

29

Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

30

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

31

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

32

Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

33

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

34

Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

35

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

36

in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

37

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

38

agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

39

Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

40

For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

41

A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

42

++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

43

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

44

provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

45

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

46

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

47

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

48

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

49

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

50

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

51

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

52

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

53

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

54

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

55

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

56

annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

57

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

58

Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

59

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

60

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

61

amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

62

regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

63

year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

64

liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

65

basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

66

TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

67

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

68

Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

69

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

70

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

71

Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

72

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

73

As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

74

Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

75

As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

76

As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

77

report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

78

been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

79

voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

80

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

81

officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

82

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

83

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

84

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

85

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

86

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

87

MAY 1, 2006

PROSPECTUS

CLASS A SHARES

DWS VARIABLE SERIES I (formerly Scudder Variable Series I)	DWS INVESTMENTS VIT FUNDS (formerly Scudder Investments VIT Funds)

Money Market VIP* (formerly Money Market Portfolio)	DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio)

DWS Bond VIP (formerly Bond Portfolio)	DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500 Index Fund)

DWS Growth & Income VIP (formerly Growth and Income Portfolio)	DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index Fund)

DWS Capital Growth VIP (formerly Capital Growth Portfolio)

DWS Global Opportunities VIP (formerly Global Discovery Portfolio)

DWS International VIP (formerly International Portfolio)

DWS Health Care VIP (formerly Health Sciences Portfolio)

*	Money Market VIP does not offer separate classes of shares.

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

Money Market VIP

(formerly Money Market Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the investment advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

3

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

4

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

5.09	5.25	5.29	4.99	6.21	3.88	1.49	0.82	0.90	2.72
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000	Worst Quarter: 0.15%, Q2 2004

2006 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.72	1.96	3.65

7-day effective yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.37%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23
Total Annual Operating Expenses(1)	0.60

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses necessary to limit total operating expenses to 0.68%, excluding certain expense such as extraordinary expenses, taxes brokerage, interest and organizational and offering costs.

5

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
	$61	$192	$335	$750

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned or lost, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Money Market VIP

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	.027	.009	.008	.015	.038

Less distributions from:
Net investment income	(.027)	(.009)	(.008)	(.015)	(.038)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.72	.90	.82	1.49	3.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	55	70	101	139

Ratio of expenses before expense reductions (%)	.60	.53	.48	.43	.46	^a
Ratio of expenses after expense reductions (%)	.60	.53	.48	.43	.45	^a
Ratio of net investment income (%)	2.68	.89	.83	1.49	3.77

^a	The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

6

DWS Bond VIP

(formerly Bond Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio’s assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. For this portfolio, we refer to both as part of the investment advisor.

The asset allocation team meets to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The investment advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The investment advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

7

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use other various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. Prepayment may reduce the portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

8

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

9

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.82	9.10	6.57	-0.95	10.56	5.75	7.66	5.06	5.38	2.60
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 3.98%, Q4 2000	Worst Quarter -2.47%, Q1 1996

2006 Total Return as of March 31: -0.43%

10

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	2.60	5.28	5.41
Index	2.43	5.87	6.16

Index: Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.48%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20

Total Annual Operating Expenses(1),(2)	0.68

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Bond VIP to 0.71%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Bond VIP to 0.58%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$69	$218	$379	$847

11

The Portfolio Managers

The portfolio’s subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

•	BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III

Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

•	BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty

Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

•	BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

•	BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA

Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

•	BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

•	BS from Susquehanna University.

William T. Lissenden

Portfolio manager for Core Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

•	BS from St. Peter’s College; MBA from Baruch College.

12

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Brett Diment

Head of Emerging Markets and Co-Manager of the portfolio. Co-Manager of the

•	Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.

•	BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

•	Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

•	MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

•	Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

•	BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

•	Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

•	Joined the fund in 2002.

Stephen Ilott

Head of Fixed Income and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

•	Joined the portfolio in 2004.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

•	Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the portfolio

•	Joined Aberdeen Asset Asset Management in 2005 and the portfolio in 2004.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

•	Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

•	BA from University of Strathclyde.

Matthew Cobon

Head of Currency and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

•	Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

•	BA from Warwick University.

The high yield portion of the portfolio is managed by the advisor. The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit officer, asset based lending group, Fleet bank, from 1995 to 1997.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

13

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Bond VIP — Class A

Years Ended December 31,	2005		2004		2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$7.13		$7.04		$6.98		$6.89		$6.78

Income (loss) from investment operations:
Net investment income^b	.29		.29		.26		.34		.38
Net realized and unrealized gain (loss) on investment transactions	(.10)		.08		.09		.17		.00	^c

Total from investment Operations	.19		.37		.35		.51		.38

Less distributions from:
Net investment income	(.26)		(.28)		(.29)		(.42)		(.27)

Net realized gain on investment transactions	(.07)		—		—		—

Total distributions	(.33)		(.28)		(.29)		(.42)		(.27)

Net asset value, end of period	$6.99		$7.13		$7.04		$6.98		$6.89

Total Return (%)	2.60		5.38		5.06		7.66		5.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209		177		176		165		182
Ratio of expenses before expense reductions (%)	.68		.60		.58		.55		.58	^d
Ratio of expenses after expense reductions (%)	.68		.60		.58		.55		.57	^d
Ratio of net investment income (%)	4.11		4.18		3.78		5.03		5.47
Portfolio turnover rate (%)	187	^e	223	^e	242	^e	262	^e	169	^e

^a	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.
^c	The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
^d	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.
^e	The portfolio turnover rate including mortgage dollar roll transactions was 197%, 245%, 286%, 276% and 193% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

14

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor’s US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model’s, and hence the research analysts’, recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

15

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

16

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

22.17	30.47	7.18	5.80	-2.10	-11.30	-23.13	26.74	10.16	6.07
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 15.86%, Q2 1997	Worst Quarter: -16.73%, Q3 2002

2006 Total Return as of March 31: 2.98%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	6.07	0.20	5.98
Index	4.91	0.54	9.07

Index: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.47%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.09
Total Annual Operating Expenses*	0.56
Less Expense Waiver/Reimbursement*	0.02

Net Annual Operating Expenses*	0.54

*	Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Growth & Income VIP to 0.54%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

17

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$55	$175	$309	$698

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2005.

•	Head of Americas Large Cap Core Equity Team and Global Commodities Team: New York.

•	Over 22 years of investment industry experience.

•	BA, State University of New York — Stony Brook.

Sal Bruno

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2005.

•	Portfolio Manager for Americas Large Cap Core Equity: New York.

•	BS, Cornell University; MBA, New York University, Stern School of Business.

Gregory Y. Sivin, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 and the portfolio in 2005.

•	Portfolio Manager for Americas Large Cap Core Equity: New York.

•	Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

•	BS, State University of New York — Stony Brook.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

18

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.29		$8.50	$6.77	$8.90	$10.38

Income (loss) from investment operations:
Net investment income (loss)^a	.10		.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	.45		.74	1.74	(2.12)	(1.23)

Total from investment operations	.55		.86	1.81	(2.05)	(1.14)

Less distributions from:
Net investment income	(.12)		(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	—		—	—	—	(.22)

Total distributions	(.12)		(.07)	(.08)	(.08)	(.34)

Net asset value, end of period	$9.72		$9.29	$8.50	$6.77	$8.90

Total Return (%)	6.07	^c	10.16	26.74	(23.13)	(11.30)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294		172	161	135	185
Ratio of expenses before expense reductions (%)	.57		.56	.59	.57	.57	^b
Ratio of expenses after expense reductions (%)	.54		.56	.59	.57	.56	^b
Ratio of net investment income (loss) (%)	1.10		1.37	.91	.92	.94
Portfolio turnover rate (%)	115		33	37	66	67

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.
^c	Total return would have been less had certain expenses not been reduced.

19

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500© Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000® Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000® Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company’s valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

20

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

21

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

20.13	35.76	23.23	35.23	-9.90	-19.36	-29.18	26.89	7.99	8.96
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 25.80%, Q4 1998	Worst Quarter: -19.94%, Q3 2001

2006 Total Return as of March 31: 3.02%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio - Class A	8.96	-3.14	7.64
Index 1	4.91	0.54	9.07
Index 2	5.26	-3.58	6.73

Index 1: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.45%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.04

Total Annual Operating Expenses*	0.49

*	Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Capital Growth VIP to 0.49%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

22

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$50	$157	$274	$616

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years’ investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

•	BBA, MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes eight years’ investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

•	BBA, University of Wisconsin — Madison; MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes 15 years’ investment industry experience, most recently as Director — Common Stock at Mason Street Advisors.

•	BBA, University of Wisconsin — Madison; MBA, University of Chicago.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

23

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.67		$14.59	$11.54	$16.36	$23.07

Income (loss) from investment operations:
Net investment income (loss)^a	.10		.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.29		1.02	3.03	(4.82)	(4.21)

Total from investment operations	1.39		1.16	3.11	(4.77)	(4.16)

Less distributions from:
Net investment income	(.16)		(.08)	(.06)	(.05)	(.08)

Net realized gain on investment transactions	—		—	—	—	(2.47)

Total distributions	(.16)		(.08)	(.06)	(.05)	(2.55)

Net asset value, end of period	$16.90		$15.67	$14.59	$11.54	$16.36

Total Return (%)	8.96	^c	7.99	26.89	(29.18)	(19.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,031		698	705	558	866

Ratio of expenses before expense reductions (%)	.50		.50	.51	.51	.52	^b
Ratio of expenses after expense reductions (%)	.49		.50	.51	.51	.50	^b
Ratio of net investment income (loss) (%)	.61		.98	.61	.38	.27
Portfolio turnover rate (%)	17		15	13	25	33

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.
^c	Total return would have been less had certain expenses not been reduced.

24

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

25

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the fund’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

26

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

27

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

12.38	16.44	65.88	-5.29	-24.59	-19.89	49.09	23.35	18.19
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 40.96%, Q4 1999	Worst Quarter: -21.29%, Q3 2001

2006 Total Return as of March 31: 11.87%

Average	Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	18.19	5.60	11.44
Index	15.43	11.39	9.48

Index: S&P/Citigroup World Equity Extended Market Index, is an unmanaged small-capitalization stock universe of 22 countries.

*	Inception: May 1, 1996. Index comparison begins April 30, 1996.

Total returns from inception through 1998 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

28

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.98%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.19

Total Annual Operating Expenses(1),(2)	1.17

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Opportunities VIP to 1.097%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$119	$372	$644	$1,420

29

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001 and the portfolio in 2002.

•	Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

•	Director, International Research at PCM International (1989-1996).

•	Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

•	Analyst at Prudential-Bache Capital Funding in London (1987-1988).

•	Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

•	BS, University of Minnesota — Carlson School of Management.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1993 and the portfolio in 2003.

•	Over 13 years of investment industry experience.

•	Head of global portfolio selection team for Pacific Basin Equity: New York.

•	BS, Boston College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

30

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities — VIP Class A

Years Ended December 31,	2005	2004	2003	2002		2001
Selected Per Share Data
Net asset value, beginning of period	$12.77	$10.38	$6.97	$8.70		$11.76

Income (loss) from investment operations:
Net investment income (loss)^a	.04	.01	.02	(.00	)^b	(.00	)^b
Net realized and unrealized gain (loss) on investment transactions	2.27	2.41	3.40	(1.73)		(2.87)

Total from investment operations	2.31	2.42	3.42	(1.73)		(2.87)

Less distributions from:
Net investment income	(.08)	(.03)	(.01)	—		—

Net realized gain on investment transactions	—	—	—	—		(.19)

Total distributions	(.08)	(.03)	(.01)	(.19)		—

Net asset value, end of period	$15.00	$12.77	$10.38	$6.97		$8.70

Total Return (%)	18.19	23.35	49.09	(19.89)		(24.59)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	285	232	183	121		150
Ratio of expenses before expense reductions (%)	1.17	1.18	1.18	1.19		1.23	^c
Ratio of expenses after expense reductions (%)	1.17	1.18	1.18	1.19		1.22	^c
Ratio of net investment income (loss) (%)	.32	.09	.28	(.03)		.00	^d
Portfolio turnover rate (%)	30	24	41	47		56

^a	Based on average shares outstanding during the period.
^b	Amount is less than $.005.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.
^d	Amount is less than .005%.

31

DWS International VIP

(formerly International Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges.) Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

32

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

33

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

14.78	9.07	18.49	54.51	-21.70	-30.86	-18.37	27.75	16.53	16.17
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 29.06%, Q4 1999	Worst Quarter: -18.80%, Q3 2002

2006 Total Return as of March 31: 10.69%

Average	Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	16.17	-0.48	5.77
Index	13.54	4.55	5.84

Index: The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

34

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.86%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.16

Total Annual Operating Expenses(1),(2)	1.02

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS International VIP to 1.15%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$104	$325	$563	$1,248

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

35

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.50	$8.26	$6.52	$8.05	$14.26

Income (loss) from investment operations:
Net investment income (loss)^a	.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	1.36	1.26	1.70	(1.52)	(3.97)

Total from investment operations	1.51	1.35	1.79	(1.47)	(3.91)

Less distributions from: Net investment income	(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	—	—	—	—	(2.25)

Total distributions	(.16)	(.11)	(.05)	(.06)	(2.30)

Net asset value, end of period	$10.85	$9.50	$8.26	$6.52	$8.05

Total Return (%)	16.17	16.53	27.75	(18.37)	(30.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	558	533	485	412	513
Ratio of expenses before expense reductions (%)	1.02	1.04	1.05	1.03	1.01	^b
Ratio of expenses after expense reductions (%)	1.02	1.04	1.05	1.03	1.00	^b
Ratio of net investment income (loss) (%)	1.59	1.05	1.32	.73	.64
Portfolio turnover rate (%)	59	73	119	123	105

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

36

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio’s Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33(1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

37

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses.

There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

The portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

38

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-23.10	33.70	9.59	8.50
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 15.08%, Q2 2003	Worst Quarter: -15.62%, Q2 2002

2006 Total Return as of March 31: 3.53%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	8.50	5.82
Index 1	4.91	1.70
Index 2	12.12	3.75

Index 1: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*	Inception: May 1, 2001. Index comparisons begin April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

39

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.13

Total Annual Operating Expenses(1),(2)	0.88

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Health Care VIP to 1.135%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$90	$281	$488	$1,084

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

James Fenger

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1983 and the portfolio in 2001.

•	Over 22 years of investment industry experience.

•	BA, MBA, University of Wisconsin.

Leefin Lai, CFA, CPA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

•	Over 14 years of investment industry experience.

•	BS, MBA, University of Illinois.

Thomas Bucher, CFA Managing Director of Deutsche Asset Management and Consult portfolio.

•	Joined Deutsche Asset Management in 1995 and the portf previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity, after one year of experience as a trainee for Deutsche Bank.

•	Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.

•	MA, University of Tuegingen, Germany.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

40

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, by whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care — VIP Class A

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$12.00	$10.95	$8.19	$10.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	(.02)	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	1.08	2.78	(2.43)	.67

Total from investment operations	1.02	1.05	2.76	(2.46)	.65

Net asset value, end of period	$13.02	$12.00	$10.95	$8.19	$10.65

Total Return (%)	8.50	9.59	33.70	(23.10)	6.50	^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	109	101	69	56
Ratio of expenses before expense reductions (%)	.88	.88	.87	.91	1.40	*
Ratio of expenses after expense reductions (%)	.88	.88	.87	.91	.95	*
Ratio of net investment income (loss) (%)	(.18)	(.29)	(.24)	(.38)	(.25	)*
Portfolio turnover rate (%)	43	77	64	53	34	*

^a	For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

41

DWS RREEF Real Estate Securities VIP

(formerly Scudder Real Estate Securities Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objectives are long-term capital appreciation and current income.

The portfolio invests primarily in real estate securities. Under normal circumstances, the portfolio intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of an investment), invested in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

The portfolio managers look for real estate securities they believe will provide superior returns to the portfolio over the long term, and attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Their analysis also includes the companies’ management structure, financial structure and business strategy. The goal of this analysis is to determine which of the issuers the portfolio managers believe will be the most profitable to the portfolio over the long term. The portfolio managers also consider the performance and outlook of the real estate securities markets in general when making investment decisions. The portfolio managers do not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The portfolio managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

•	a security is not fulfilling its investment purpose;

•	a security has reached its optimum valuation; or

•	a particular company or general economic conditions have changed.

Based on its recent purchases, the portfolio managers expect the portfolio’s assets will be invested primarily in equity REITs. In changing markets conditions, the portfolio may invest in other funds or REITs.

The investment objectives and all other investment policies of the portfolio are not fundamental and may be changed without shareholder approval.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objectives without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

42

Other investments

The portfolio’s equity investments are mainly common stocks but may also include other types of equities such as preferred stocks or convertible securities.

When the portfolio managers believe that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, equity securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the portfolio’s cash assets remain liquid while performing more like stocks. The portfolio has a non-fundamental investment policy that it cannot use derivatives as leveraged investments that magnify the gains or losses of an investment. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. Non-fundamental policies may be changed by the portfolio’s Board of Trustees without shareholder approval.

As a temporary defensive measure, the portfolio managers could shift up to 100% of assets into investments such as money market securities and investment grade income producing debt securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Concentrated Portfolio Risk. The portfolio concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

•	declines in property values;

•	increases in property taxes, operating expenses, interest rates or competition;

•	overbuilding;

•	zoning changes; and

•	losses from casualty or condemnation.

In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that the portfolio may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio underestimates its price, you may not receive the full market value for your shares when you sell.

43

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase a portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Other factors that could affect performance include:

•	the portfolio managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	the market value of the individual securities the portfolio owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The portfolio is designed for investors interested in an investment that seeks long-term capital appreciation and current income through investment in real estate securities.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class A shares varied from year to year, which may give some idea of risk. The table below shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Average Annual Total Returns (%) as of 12/31 each year — Class A Shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

11.72
2005

For the periods included in the bar chart:

Best Quarter: 14.45%, Q2 2005	Worst Quarter: -6.74%, Q1 2005

2006 Total Return as of March 31: 14.35%

44

Average	Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio Class A Shares	11.72	25.77
Index	12.13	21.13

Index: The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

*	Inception 8/16/2004. Index comparisons begin 8/31/2004.

Total returns from inception through 2005 would have been lower if operating expenses hadn’t been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract, or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets

Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.58

Total Annual Operating Expenses(1),(2),(3)	1.48

(1)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the portfolio to the extent necessary to maintain the portfolio’s operating expenses at 1.10% for Class A shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(2)	In addition, from June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s operating expense at 1.099% for Class A shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(3)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$151	$468	$808	$1,768

45

The Portfolio Managers

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.

John F. Robertson, CFA

Partner of RREEF and Lead Manager of the portfolio.

•	Joined RREEF in 1997, Deutsche Asset Management, Inc. in 2002 and the portfolio in 2003.

•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

•	Over 15 years of investment industry experience.

•	MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Manager of the portfolio.

•	Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in 2004.

•	Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

•	Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1995-2000.

•	Over 10 years of investment industry experience.

•	MS, University of Wisconsin-Madison.

John W. Vojticek

Partner of RREEF and Manager of the portfolio.

•	Joined RREEF, Deutsche Asset Management, Inc. and the portfolio in September 2004.

•	Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

•	Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management, Inc. from 2002-March 2004.

•	Ten years of investment industry experience.

Asad Kazim

Vice President of RREEF and Manager of the portfolio.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the portfolio in 2005.

•	Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

•	Over six years of investment industry experience.

•	BS, The College of New Jersey.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure, and information regarding other accounts they manage.

46

Financial Highlights

The table below is designed to help you understand the portfolio’s financial performance in a recent year. The figures in the first part of the table are for a single Class A share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the period ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS RREEF Real Estate Securities VIP — Class A

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$16.33	$13.32

Income (loss) from investment operations:
Net investment income (loss)^b	.30	.07
Net realized and unrealized gain (loss) on investment transactions	1.61	2.94

Total from investment operations	1.91	3.01

Less distributions from:
Net investment income	(.49)	—

Net realized gain on investment transactions	(1.17)	—

Total distributions	(1.66)	—

Net asset value, end of period	$16.58	$16.33

Total Return (%)^c	11.72	22.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	1

Ratio of expenses before expense reductions (%)	1.35	1.27	*
Ratio of expenses after expense reductions (%)	1.10	1.10	*
Ratio of net investment income (loss) (%)	1.79	1.24	*
Portfolio turnover rate (%)	70	84	*

^a	For the period August 16, 2004 (commencement of sales of Class A shares) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

47

DWS Equity 500 Index VIP

(formerly Scudder VIT Equity 500 Index Fund)

The Portfolio’s Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index’s performance, there is no assurance of achieving this objective. The portfolio’s objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

•	indexing provides simplicity because it is a straightforward market-replicating strategy;

•	index portfolios generally provide diversification by investing in a wide variety of companies and industries;

•	an index portfolio’s performance is generally predictable in that the portfolio’s value is expected to move in the same direction, up or down, as the target index;

•	index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

•	index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as “optimization.” This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

48

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio’s securities are weighted to attempt to make the portfolio’s total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index’s performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval. In addition, the portfolio’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of “optimization,” a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index’s value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio’s liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.

Information regarding the index

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

49

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. fundAs with most stock portfolios, the most important factor with this portfolio is how stock markets perform in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Tracking Error Risk. fundThere are several reasons that the portfolio’s performance may not exactly replicate the S&P 500 Index:

•	Unlike the S&P 500 Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio’s performance to deviate from the “fully invested” S&P 500 Index.

Index Fund Risk. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Futures and Options Risk. The portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.

50

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A Shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

28.71	20.39	-9.24	-12.18	-22.31	28.16	10.59	4.68
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 21.22%, Q4 1998	Worst Quarter: -17.24%, Q3 2002

2006 Total Return as of March 31: 4.12%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio Class A Shares	4.68	0.24	4.61
Index	4.91	0.54	5.00

Index: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Inception: October 1, 1997. Index comparisons begin September 30, 1997.

Total returns would have been lower if operating expenses had not been reduced.

51

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets

Management Fee	0.19%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.15

Total Annual Fund Operating Expenses(1)	0.34

Less Expense Waiver/Reimbursement(1)	0.06

Net Annual Operating Expenses(1)	0.28

(1)	Effective September 19, 2005, the advisor contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.28% for Class A shares until April 30, 2009.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$29	$103	$185	$425

The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA (“NTI”). Chad is a Team Leader — Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

52

Financial Highlights

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class A share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Equity 500 Index VIP — Class A

Years Ended December 31,	2005	2004		2003		2002		2001
Selected Per Share Data
Net asset value, beginning of period	$12.73	$11.64		$9.20		$11.98		$13.77

Income (loss) from investment operations:
Net investment income (loss)^a	.21	.21		.15		.14		.09
Net realized and unrealized gain (loss) on investment transactions	.37	1.01		2.41		(2.81)		(1.77)

Total from investment operations	.58	1.22		2.56		(2.67)		(1.68)

Less distributions from:
Net investment income	(.20)	(.13)		(.12)		(.11)		(.10)

Net realized gain on investment transactions	—	—		—		—		(.01)

Total distributions	(.20)	(.13)		(.12)		(.11)		(.11)

Net asset value, end of period	$13.11	$12.73		$11.64		$9.20		$11.98

Total Return (%)	4.68	10.59	^b	28.16	^b	(22.31	)^b	(12.18	)^b

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,102	790		627		395		466
Ratio of expenses before expense reductions and/or recoupments (%)	.27	.28		.30		.32		.31
Ratio of expenses after expense reductions and/or recoupments (%)	.27	.29		.30		.30		.30
Ratio of net investment income (loss) (%)	1.62	1.76		1.50		1.33		1.06
Portfolio turnover rate (%)	15	1		1		10		2	^c

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.
^c	Portfolio turnover excludes the impact of redemption in kind.

53

DWS Small Cap Index VIP

(formerly Scudder VIT Small Cap Index Fund)

The Portfolio’s Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. The Russell 2000® Index is a widely accepted benchmark of small company stock performance. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000® Index’s performance, there is no assurance of achieving this objective. The portfolio’s objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

•	indexing provides simplicity because it is a straightforward market-replicating strategy;

•	index portfolios generally provide diversification by investing in a wide variety of companies and industries;

•	an index portfolio’s performance is generally predictable in that the portfolio’s value is expected to move in the same direction, up or down, as the target index;

•	index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

•	index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000® Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000® Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000® Index, using a process known as “optimization.” This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000® Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000® Index of 95% or better. A figure of 100% would indicate perfect correlation.

54

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000® Index. The portfolio’s securities are weighted to attempt to make the portfolio’s total investment characteristics similar to those of the Russell 2000® Index as a whole. We may exclude or remove any Russell 2000® Index stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not included in the Russell 2000® Index when it is believed to be a cost-efficient way of approximating the Russell 2000® Index’s performance, for example, in anticipation of a stock being added to the Russell 2000® Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio’s investment objective without seeking shareholder approval. In addition, the portfolio’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of “optimization,” a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000® Index’s value in roughly the same proportion as the Russell 2000® Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000® Index without buying all of those stocks. This approach attempts to maximize the portfolio’s liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the fund sells and replaces the value of its securities within a given period. High turnover can increase a portfolio’s transaction costs, thereby lowering its returns.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform in this case, the small company portion of the US market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Tracking Error Risk. There are several reasons that the portfolio’s performance may not replicate the Russell 2000® Index exactly:

•	Unlike the Russell 2000® Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the Russell 2000® Index and the stocks held by the portfolio may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio’s performance to deviate from the “fully invested” Russell 2000® Index.

55

Index Fund Risk. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000® Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000® Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Futures and Options Risk. The portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment.

The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000® Index.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

56

Annual Total Returns (%) as of 12/31 each year — Class A Shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-2.18	20.16	-3.87	2.07	-20.58	46.42	17.76	4.26
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 23.16%, Q2 2003	Worst Quarter: -21.37%, Q3 2002

2006 Total Return as of March 31: 13.75%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio Class A Shares	4.26	7.82	6.78
Index	4.55	8.22	7.05

Index: Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*	Inception: August 22, 1997. Index comparisons begin August 31, 1997.

Total returns would have been lower if operating expenses had not been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets

Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.16

Total Annual Operating Expenses1, 2, (3)	0.51

(1)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s operating expenses at 0.45% for Class A shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(2)	In addition, from June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio’s operating expense at 0.483% for Class A shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(3)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

57

Example	1 Year	3 Years	5 Years	10 Years
Class A Shares	$52	$164	$285	$640

The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA (“NTI”). Chad is a Team Leader — Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class A share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Index VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$14.35	$12.24	$8.45	$10.73	$11.10

Income (loss) from investmentoperations:
Net investment income (loss)^a	.11	.11	.09	.10	.06
Net realized and unrealized gain (loss) on investment transactions	.42	2.06	3.79	(2.31)	.16

Total from investment Operations	.53	2.17	3.88	(2.21)	.22

Less distributions from:
Net investment income	(.09)	(.06)	(.09)	(.06)	(.06)

Net realized gain on investment transactions	(.39)	—	—	(.01)	(.53)

Total distributions	(.48)	(.06)	(.09)	(.07)	(.59)

Net asset value, end of period	$14.40	$14.35	$12.24	$8.45	$10.73

Total Return (%)^b	4.26	17.76	46.42	(20.58)	2.07

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	449	450	316	144	152
Ratio of expenses before expense reductions (%)	.46	.48	.61	.61	.63
Ratio of expenses after expense reductions (%)	.45	.45	.45	.45	.45
Ratio of net investment income (loss) (%)	.78	.87	.91	1.09	1.07
Portfolio turnover rate (%)	26	22	28	40	44

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.

58

Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

•	The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security’s credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any portfolio will achieve its objective.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc. (“DeAM or the “advisor”), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each DWS Variable Series I portfolio. DeAM is the investment advisor for each DWS Investments VIT Funds portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors makes each portfolio’s investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

59

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets.

Portfolio Name	Fee Paid
Money Market VIP	0.370%
DWS Bond VIP	0.475%
DWS Growth & Income VIP*	0.450%
DWS Capital Growth VIP*	0.454%
DWS Global Opportunities VIP	0.975%
DWS International VIP	0.858%
DWS Health Care VIP	0.750%
DWS RREEF Real Estate Securities VIP*	0.650%
DWS Equity 500 Index VIP	0.190%
DWS Small Cap Index VIP*	0.340%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

Each portfolio’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of each portfolio’s investment management agreement, and as applicable, subadvisory agreement (see “Shareholder reports” on the back cover).

Portfolio Subadvisors

Subadvisor for DWS Bond VIP

Subadvisor. Pursuant to an investment subadvisory agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, AAMI acts as the subadvisor for the portfolio. As the subadvisor, AAMI, under the supervision of the Board of Trustees and DeIM, makes the portfolio’s investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. DeIM continues to manage the high yield portion of the portfolio.

AAMI is paid for its services by DeIM from its fee as investment advisor to the portfolio.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI’s headquarters are located at 1735 Market Street, Philadelphia, PA 19103.

Sub-subadvisor. Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DeIM and AAMI, manages the portfolio’s investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges for the portion of the portfolio advised by AAMISL. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio’s subadvisor, from AAMI’s subadvisory fee paid by DeIM to AAMI.

60

Subadvisor for DWS RREEF Real Estate Securities VIP

RREEF America LLC (“RREEF”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the portfolio. DeAM, Inc. pays a fee to RREEF for acting as subadvisor to the portfolio.

RREEF makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. RREEF is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP

Northern Trust Investments, N.A. (“NTI”), the investment advisor for each portfolio, is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

61

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

62

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

Each portfolio, except Money Market VIP and DWS Equity 500 Index VIP, offers two classes of shares. The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value and are not subject to 12b-1 fees.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public.

The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

63

Since Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio’s policies as described in this prospectus and approved by the Board.

The portfolios’ policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	for portfolios that invest some portion in foreign securities only — each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

64

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified and terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

65

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For Money Market VIP, the share price or net asset value per share is normally $1.00, calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios’ Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio’s use of fair value pricing. This is intended to reduce each portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59(1)/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

66

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio’s share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio’s investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

67

To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios’ SAI and shareholder reports are also available through the Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

DWS Scudder Distributors, Inc.	SEC
222 South Riverside Plaza	100 F Street, N.E.
Chicago, IL 60606-5808	Washington, D.C. 20549-2001
(800) 778-1482	(202) 551-5850

www.sec.gov

SEC File #
DWS Variable Series I	811-4257

DWS Investments VIT Funds	811-07507

MAY 1, 2006

PROSPECTUS

CLASS B SHARES

DWS VARIABLE SERIES I (formerly Scudder Variable Series I)	DWS INVESTMENTS VIT FUNDS (formerly Scudder Investments VIT Funds)

Money Market VIP* (formerly Money Market Portfolio)	DWS RREEF Real Estate Securities VIP (formerly Scudder Real Estate Securities Portfolio)

DWS Bond VIP (formerly Bond Portfolio)	DWS Equity 500 Index VIP** (formerly Scudder VIT Equity 500 Index Fund)

DWS Growth & Income VIP (formerly Growth and Income Portfolio)	DWS Small Cap Index VIP (formerly Scudder VIT Small Cap Index Fund)

DWS Capital Growth VIP (formerly Capital Growth Portfolio)

DWS Global Opportunities VIP (formerly Global Discovery Portfolio)

DWS International VIP (formerly International Portfolio)

DWS Health Care VIP (formerly Health Sciences Portfolio)

*	Money Market VIP does not offer separate classes of shares.
**	DWS Equity 500 Index VIP also offers Class B2 shares.

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Portfolios Work

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

Money Market VIP

(formerly Money Market Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maintain stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as repurchase agreements.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The portfolio is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the investment advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of comparable quality by the advisor.

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in conjunction with the portfolio managers, the credit team screens potential issuers and develops a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

3

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Prepayment Risk. When a bond issuer, such as an issuer of asset backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may make sense for investors who are interested in capital preservation or want a portfolio for the cash portion of an allocation plan.

4

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

5.09	5.25	5.29	4.99	6.21	3.88	1.49	0.82	0.90	2.72
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 1.60%, Q4 2000 Worst Quarter: 0.15%, Q2 2004

2006 Total Return as of March 31: 0.97%

Average Annual Total Returns (%) as of 12/31/2005

1 Year	5 Years	10 Years
2.72	1.96	3.65

7-day effective yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets

Management Fee	0.37%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23

Total Annual Operating Expenses(1)	0.60

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses necessary to limit total operating expenses to 0.68%, excluding certain expense such as extraordinary expenses, taxes brokerage, interest and organizational and offering costs.

5

Based on the costs above, this example helps you compare the expenses of the portfolio to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
	$61	$192	$335	$750

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned or lost, assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Money Market VIP

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	.027	.009	.008	.015	.038

Less distributions from:
Net investment income	(.027)	(.009)	(.008)	(.015)	(.038)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.72	.90	.82	1.49	3.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	55	70	101	139
Ratio of expenses before expense reductions (%)	.60	.53	.48	.43	.46	^a
Ratio of expenses after expense reductions (%)	.60	.53	.48	.43	.45	^a
Ratio of net investment income (%)	2.68	.89	.83	1.49	3.77

^a	The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

6

DWS Bond VIP

(formerly Bond Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity.

The portfolio primarily invests in US dollar-denominated investment grade fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. A significant portion of the portfolio’s assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of US and foreign issuers (including high yield bonds of issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.

The portfolio normally invests at least 65% of total assets in high grade US bonds (those considered to be in the top three grades of credit quality). The portfolio may invest up to 25% of its total assets in foreign investment grade bonds (those considered to be in the top four grades of credit quality).

In addition, the portfolio may also invest up to 20% of total assets in securities of US and foreign issuers that are below investment grade (rated as low as the sixth credit grade, i.e., grade B, otherwise known as junk bonds), including investments in US dollar or foreign currency denominated bonds of issuers located in countries with new or emerging securities markets. The portfolio considers an emerging securities market to be one where the sovereign debt issued by the government in local currency terms is rated below investment grade. Compared to investment grade bonds, junk bonds generally pay higher yields and have higher volatility and higher risk of default.

The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes. The team includes members from the investment advisor and the sub-advisor. For this portfolio, we refer to both as part of the investment advisor.

The asset allocation team meets to determine relative value across asset classes, drawing on input from sector and market specialists. Once allocation targets for each broad fixed income sector are set, sector specialists consider the relative value of purchase candidates given the distinct characteristics of that particular asset class. Company research and fundamental analysis are used to select the best securities within each asset class. The techniques used by the sector specialists in evaluating each asset class include those described below:

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The portfolio managers look to take advantage of any inefficiencies between this value and market trading price;

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	uses a bottom-up approach which subordinates sector weightings to individual bonds that the investment advisor believes may add above-market value.

The investment advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

Foreign Investment Grade Securities and Emerging Markets High Yield Securities. In selecting these securities for investment, the investment advisor follows a bottom-up, relative value strategy. The investment advisor looks to purchase foreign securities that offer incremental value over US Treasuries. The investment advisor invests in a focused fashion, so that it is not simply investing in a basket of all non-US fixed income markets, but instead only those markets that its relative value process has identified as being the most attractive. The investment advisor sells securities or exchanges currencies when they meet their target price objectives or when the investment advisor revises price objectives downward. In selecting emerging market securities, the investment advisor also considers short-term factors such as market sentiment, capital flows, and new issue programs.

7

High Yield Securities (Excluding Emerging Market Sovereign Debt). In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may have exposure of up to 10% of total assets in foreign currencies measured by the market value of non-US dollar holdings netted with the market value of currency forward contracts. Currency forward contracts are permitted for both hedging and non-hedging purposes.

In addition, the portfolio is permitted, but not required, to use various other types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The portfolio may use these derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you receive from the portfolio, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. Prepayment may reduce the portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of the security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

8

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

9

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio is designed for investors who are looking for a relatively high level of income and can accept a moderate level of risk to their investment.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 2005. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.56	8.82	6.30	-1.19	10.28	5.48	7.41	4.81	5.13	2.35
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 3.92%, Q4 2000        Worst Quarter: -2.54%, Q1 1996

2006 Total Return as of March 31: -0.43%

10

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	2.35	5.01	5.14
Index	2.43	5.87	6.16

Index: Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.48%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.31

Total Annual Operating Expenses1, (2)	1.04

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Bond VIP to 1.10%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Bond VIP to 0.95%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$106	$331	$574	$1,271

11

The Portfolio Managers

The portfolio’s subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:

Gary W. Bartlett, CFA

Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

•	BA from Bucknell University; MBA from Drexel University.

Warren S. Davis, III Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for PaineWebber and Merrill Lynch.

•	BS from Pennsylvania State University; MBA from Drexel University.

Thomas J. Flaherty Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

•	BA from SUNY Stony Brook.

J. Christopher Gagnier

Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income Investments at PaineWebber and Continental Bank.

•	BS from Wharton School of Business; MBA from University of Chicago.

Daniel R. Taylor, CFA Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

•	Joined Aberdeen Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

•	BS from Villanova University.

Timothy C. Vile, CFA

Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European Credit and Global Aggregate capabilities; before joining Deutsche Asset Management, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

•	BS from Susquehanna University. Asset Management

William T. Lissenden Portfolio manager for Core Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

•	BS from St. Peter’s College; MBA from Baruch College.

12

The following portfolio managers of the subadvisor are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:
Brett Diment

Head of Emerging Markets and Co-Manager of the Portfolio.

•	Joined Aberdeen Asset Management in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management, joined Deutsche Asset Management 1991. Head of Emerging Markets.

•	BSc from London School of Economics.

Annette Fraser

Client Portfolio Manager and Co-Manager of the Portfolio.

•	Joined Aberdeen Asset Management and the Portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1990.

•	Portfolio Manager in the fixed income team for 10 years specializing in the global fixed income product.

•	MA from St. Andrews University.

Anthony Fletcher

Client Portfolio Manager and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1996 as a portfolio manager covering global and UK fixed income products.

•	Over 19 years investment industry experience, including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

•	BSc Geology from University of London.

Nik Hart

Head of European Investment Grade and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992.

•	Head of European Investment Grade, analyst specializing in investing credit and managing sterling portfolios.

•	Joined the fund in 2002.

Stephen Ilott

Head of Fixed Income and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management in 2005 as head of the fixed income business globally.

•	Joined the portfolio in 2004.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998.

•	Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Ian Winship

Head of Global Interest Rates and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management in 2005 and the portfolio in 2004.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 1999 as a member of the fixed income team.

•	Previously had nine years of experience as a fixed income portfolio manager at Scottish Amicable Investment Managers, Murray Johnstone, and Hill Samuel Asset Managers.

•	BA from University of Strathclyde.

Matthew Cobon

•	Head of Currency and Co-Manager of the portfolio.

•	Joined Aberdeen Asset Management and the portfolio in 2005.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2001 as a member of the fixed income currency desk.

•	Previously had five years of experience at Citibank advising global fixed income and currency fund managers on the active management of their currency exposure.

•	BA from Warwick University.

The high yield portion of the portfolio is managed by the advisor. The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Co-Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998.

•	Prior to that, Credit officer, asset based lending group, Fleet bank, from 1995 to 1997.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

13

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Bond VIP — Class B

	2005^a
Selected Per Share Data
Net asset value, beginning of period	$6.88

Income (loss) from investment operations:
Net investment income^b	.18
Net realized and unrealized gain (loss) on investment transactions	(.09)

Total from investment operations	.09

Net asset value, end of period	$6.97

Total Return (%)	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	1.04	*
Ratio of net investment income (%)	3.86	*
Portfolio turnover rate (%)	187	^c

^a	For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 197% for the year ended December 31, 2005.
*	Annualized
**	Not annualized

14

DWS Growth & Income VIP

(formerly Growth and Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital, current income and growth of income. The portfolio invests at least 65% of total assets in equities, mainly common stocks. Although the portfolio can invest in companies of any size and from any country, it invests primarily in large US companies.

The portfolio seeks to bring together the top US equity research recommendations of the advisor into a single investment portfolio. In managing the portfolio, each of the advisor’s US equity analysts individually assigns qualitative ratings to stocks under their coverage using bottom-up analysis and looking for companies with strong prospects for continued growth of capital and earnings. Using criteria specifically designed for the portfolio by the advisor, as well as the investment parameters of the portfolio and risk management considerations, a quantitative model compiles these research analyst ratings into a proposed list of stocks for the portfolio and suggests appropriate weightings for each stock.

Making adjustments where necessary, the managers buy and sell securities in accordance with the model’s, and hence the research analysts’, recommendations. In addition to the risk management criteria inherent in the portfolio construction process, the managers use analytical tools to monitor the risk profile of the portfolio relative to comparable portfolios, and appropriate benchmarks and peer groups.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

15

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors interested in an equity fund to provide long-term growth and some current income.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 1, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

16

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

21.86	30.15	6.95	5.48	-2.33	-11.56	-23.40	26.55	9.78	5.73
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 1997	Worst Quarter: -16.88%, Q3 2002

2006 Total Return as of March 31: 2.89%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	5.73	-0.10	5.69
Index	4.91	0.54	9.07

Index: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.47%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.24

Total Annual Operating Expenses*	0.96

Less Expense Waiver/Reimbursement*	0.07

Net Annual Operating Expenses*	0.89

*	Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Growth & Income VIP to 0.89%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

17

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$91	$292	$517	$1,165

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2005.

•	Head of Americas Large Cap Core Equity Team and Global Commodities Team: New York.

•	Over 22 years of investment industry experience.

•	BA, State University of New York — Stony Brook.

Sal Bruno

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1991 and the portfolio in 2005.

•	Portfolio Manager for Americas Large Cap Core Equity: New York.

•	BS, Cornell University; MBA, New York University, Stern School of Business.

Gregory Y. Sivin, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 and the portfolio in 2005.

•	Portfolio Manager for Americas Large Cap Core Equity: New York.

•	BS, State University of New York -- Stony Brook.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

18

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth & Income VIP— Class B

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.25		$8.47	$6.75	$8.87	$10.35

Income (loss) from investment operations:
Net investment income (loss)^a	.07		.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	.45		.73	1.73	(2.12)	(1.23)

Total from investment operations	.52		.82	1.78	(2.07)	(1.17)

Less distributions from:
Net investment income	(.09)		(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	—		—	—	—	(.22)

Total distributions	(.09)		(.04)	(.06)	(.05)	(.31)

Net asset value, end of period	$9.68		$9.25	$8.47	$6.75	$8.87

Total Return (%)	5.73	^c	9.78	26.55	(23.40)	(11.56)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47		33	18	7	10
Ratio of expenses before expense reductions (%)	.95		.89	.85	.82	.82	^b
Ratio of expenses after expense reductions (%)	.89		.89	.85	.82	.81	^b
Ratio of net investment income (loss) (%)	.75		1.04	.65	.67	.69
Portfolio turnover rate (%)	115		33	37	66	67

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
^c	Total return would have been less had certain expenses not been reduced.

19

DWS Capital Growth VIP

(formerly Capital Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The portfolio normally invests at least 65% of total assets in common stocks of US companies. Although the portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500© Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000® Growth Index (as of February 28, 2006, the S&P 500 Index and the Russell 1000® Growth Index had median market capitalizations of $11.57 billion and $5.44 billion, respectively). Although the portfolio may invest in companies of any size, the portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of these Indexes.

In choosing stocks, the portfolio managers look for individual companies that have the potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions or potential to become leaders within their markets. The managers also analyze each company’s valuation, financial position and other factors.

The managers will normally sell a stock when they believe its potential risks have increased, its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s investments are common stocks, some may be other types of equities, such as convertible securities and preferred stocks.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio mangers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, growth stocks. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

20

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of companies, sectors, economic trends, the relative attractiveness of different securities or other matters

This portfolio may make sense for investors seeking long-term growth.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and two broad-based market indexes (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 12, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

21

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

19.83	35.45	22.94	34.88	-10.13	-19.64	-29.37	26.51	7.56	8.51
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 25.75%, Q4 1998	Worst Quarter: -20.09%, Q3 2001

2006 Total Return as of March 31: 2.91%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	8.51	-3.47	7.32
Index 1	4.91	0.54	9.07
Index 2	5.26	--3.58	6.73

Index 1: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Russell 1000 Growth Index is an unmanaged capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted-growth values.

Total returns for the period ended 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.45%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.19
Total Annual Operating Expenses*	0.89
Less Expense Waiver/ Reimbursements*	0.03

Net Annual Operating Expenses*	0.86

*	Pursuant to an agreement with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through April 30, 2008, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of Capital Growth VIP to 0.86%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

22

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$88	$278	$487	$1,090

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years’ investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

•	BBA, MBA, University of Wisconsin — Madison.

Jack A. Zehner

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes eight years’ investment industry experience at Mason Street Advisors where he served most recently as Director — Common Stock.

•	BBA, University of Wisconsin — Madison; MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Previous experience includes 15 years’ investment industry experience, most recently as Director — Common Stock at Mason Street Advisors.

•	BBA, University of Wisconsin — Madison; MBA, University of Chicago.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

23

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Capital Growth VIP — Class B

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.59	$14.52	$11.49	$16.29	$23.00
Income (loss) from investment operations:
Net investment income (loss)^a	.04	.09	.03	.02	.00	^b
Net realized and unrealized gain (loss) on investment transactions	1.28	1.01	3.02	(4.81)	(4.21)

Total from investment operations	1.32	1.10	3.05	(4.79)	(4.21)

Less distributions from:
Net investment income	(.10)	(.03)	(.02)	(.01)	(.03)

Net realized gain on investment transactions	—	—	—	—	(2.47)

Total distributions	(.10)	(.03)	(.02)	(.01)	(2.50)

Net asset value, end of period	$16.81	$15.59	$14.52	$11.49	$16.29

Total Return (%)	8.51^d	7.56	26.51	(29.37)	(19.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	23	15	.89	.71
Ratio of expenses before expense reductions (%)	.89	.88	.87	.76	.77	^c
Ratio of expenses after expense reductions (%)	.86	.88	.87	.76	.75	^c
Ratio of net investment income (loss) (%)	.24	.60	.25	.13	.02
Portfolio turnover rate (%)	17	15	13	25	33

^a	Based on average shares outstanding during the period.
^b	Amount is less than $.005.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.
^d	Total return would have been less had certain expenses not been reduced.

24

DWS Global Opportunities VIP

(formerly Global Discovery Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks above-average capital appreciation over the long term. The portfolio invests at least 65% of total assets in common stocks and other equities of small companies throughout the world (companies with market values similar to the smallest 20% of the Citigroup Broad Market Index). While the portfolio may invest in securities in any country, it generally focuses on countries with developed economies (including the US). As of December 31, 2005, companies in which the portfolio invests typically have a market capitalization of between $500 million and $5 billion. As part of the investment process (and low turnover strategy) the portfolio may own stocks even though they exceed the market capitalization level.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. The managers consider global economic outlooks, seeking to identify industries and companies that they believe are likely to benefit from social, political and economic changes.

The managers may focus on the securities of particular issuers, industries, countries or regions at different times.

The managers will normally sell a stock when they believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its exposure to a given country.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest up to 35% of total assets in common stocks and other equities of large companies or in debt securities (of which 5% of net assets may be junk bonds, i.e., grade BB/Ba and below).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options. To the extent the portfolio invests in foreign securities, the portfolio may enter into forward currency exchange contracts and buy and sell currency options to hedge against currency exchange rate fluctuations. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

25

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, you should expect the value of your investment to fall as well. Compared to large company stocks, small company stocks tend to be more volatile, in part because these companies tend to be less established and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

26

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

•	growth stocks may be out of favor for certain periods

This portfolio may interest long-term investors interested in diversifying a large-cap or domestic portfolio of investments.

27

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 2, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

12.10	16.18	65.63	-5.42	-24.96	-20.07	48.77	23.12	18.06
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 40.87%, Q4 1999	Worst Quarter: -21.44%, Q3 2001

2006 Total Return as of March 31: 11.86%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	18.06	5.34	11.18
Index	15.43	11.39	9.48

Index: S&P/Citigroup World Equity Extended Market Index is an unmanaged small-capitalization stock universe of 22 countries.

*	Portfolio inception: May 1, 1996. Index comparison begins April 30, 1996.

Total returns from inception through 1998 and for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

28

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.98%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.31

Total Annual Operating Expenses(1,2)	1.54

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.24%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Global Opportunities VIP to 1.497%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$157	$486	$839	$1,835

29

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001 and the portfolio in 2002.

•	Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced Portfolio (1996-2001).

•	Director, International Research at PCM International (1989-1996).

•	Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

•	Analyst at Prudential-Bache Capital Funding in London (1987-1988).

•	Equity analyst in the healthcare sector at Prudential Equity Management Associates (1985-1987).

•	BS, University of Minnesota — Carlson School of Management.

Terrence S. Gray, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1993 and the portfolio in 2003.

•	Over 13 years of investment industry experience.

•	Head of global Portfolio selection team for Pacific Basin Equity: New York.

•	BS, Boston College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

30

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Opportunities VIP— Class B

Years Ended December 31,	2005		2004		2003		2002	2001
Selected Per Share Data
Net asset value, beginning of Period	$12.62		$10.25		$6.89		$8.62	$11.69

Income (loss) from investment operations:
Net investment income (loss)^a	.03		(.01)		.00	^b	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.24		2.38		3.36		(1.71)	(2.86)

Total from investment operations	2.27		2.37		3.36		(1.73)	(2.88)

Less distributions from:
Net investment income	(.05)		—		—		—	—

Net realized gain on investment transactions	—		—		—		—	(.19)

Total distributions	(.05)		—		—		—	(.19)

Net asset value, end of period	$14.84		$12.62		$10.25		$6.89	$8.62

Total Return (%)	18.06	^d	23.12	^d	48.77		(20.07)	(24.96)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		24		13		4	7
Ratio of expenses before expense reductions (%)	1.54		1.52		1.43		1.44	1.48	^c
Ratio of expenses after expense reductions (%)	1.24		1.39		1.43		1.44	1.47	^c
Ratio of net investment income (loss) (%)	.25		(.12)		.03		(.28)	(.25)
Portfolio turnover rate (%)	30		24		41		47	56

^a	Based on average shares outstanding during the period.
^b	Amount is less than $.005.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.
^d	Total return would have been less had certain expenses not been reduced.

31

DWS International VIP

(formerly International Portfolio)

The Po rtfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments (equities issued by foreign-based companies and listed on foreign exchanges). Although the portfolio can invest in companies of any size and from any country (other than the United States), it invests mainly in common stocks of established companies in countries with developed economies.

In choosing stocks, the portfolio manager uses the following analytical discipline:

Bottom-up research. The manager looks for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The manager may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities, issuers and countries represented.

The manager will normally sell a stock when the manager believes its price is unlikely to go higher, its fundamentals have deteriorated or other investments offer better opportunities.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While most of the portfolio’s foreign equities are common stocks, some may be other types of equities, such as convertible securities, preferred stocks and depositary receipts. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

For temporary defensive purposes, the portfolio may invest up to 100% of its assets in Canadian and US Government obligations or currencies, securities of companies incorporated in and having their principal place of business in Canada or the US or in relatively stable investments, such as money market securities. In such a case, the portfolio would not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

32

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

33

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters

This portfolio is designed for investors who are interested in a broadly diversified international investment with the emphasis on long-term growth of capital.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is May 8, 1997. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

14.50	8.79	18.28	54.13	-21.89	-30.81	-18.62	27.52	16.24	15.71
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 29.00%, Q4 1999 Worst Quarter: -18.82%, Q3 2002

2006 Total Return as of March 31: 10.63%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Class B	15.71	-0.69	5.53
Index	13.54	4.55	5.84

Index: *The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East.

Total returns for the fiscal periods ended 2004 and 2005 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

34

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.86%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.30

Total Annual Operating Expenses(1,2)	1.41

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS International VIP to 1.37%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS International VIP to 1.55%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$144	$446	$771	$1,691

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

35

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International VIP — Class B

Years Ended December 31,	2005		2004		2003	2002	2001
Selected Per Share Data
Net asset value, beginning of Period	$9.48		$8.24		$6.50	$8.03	$14.19

Income (loss) from investment operations:
Net investment income (loss)^a	.12		.06		.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.35		1.27		1.71	(1.53)	(3.94)

Total from investment operations	1.47		1.33		1.78	(1.49)	(3.89)

Less distributions from:
Net investment income	(.13)		(.09)		(.04)	(.04)	(.02)

Net realized gain on investment transactions	—		—		—	—	(2.25)
Total distributions	(.13)		(.09)		(.04)	(.04)	(2.27)

Net asset value, end of period	$10.82		$9.48		$8.24	$6.50	$8.03

Total Return (%)	15.71	^c	16.24	^c	27.52	(18.62)	(30.81)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		35		24	8	3
Ratio of expenses before expense reductions (%)	1.41		1.38		1.32	1.28	1.26	^b
Ratio of expenses after expense reductions (%)	1.37		1.35		1.32	1.28	1.25	^b
Ratio of net investment income (loss) (%)	1.24		.74		1.05	.48	.39
Portfolio turnover rate (%)	59		73		119	123	105

^a	Based on average shares outstanding during the period.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.
^c	Total return would have been lower had certain expenses not been reduced.

36

DWS Health Care VIP

(formerly Health Sciences Portfolio)

The Portfolio’s Main Investment Strategy

Under normal circumstances, the portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. For purposes of the portfolio’s 80% investment policy, to be considered part of the health care sector, companies must commit at least half of their assets to, or derive at least half of their revenues or net income from, that sector. The industries in the health care sector include pharmaceuticals, biotechnology, medical products and supplies, and health care services. The companies may be of any size. The portfolio will invest primarily in securities of US companies, but may invest in foreign companies as well.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, new tests or treatments, the ability to take advantage of demographic trends, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the health care sector while looking for those that may benefit from changes in the overall business environment.

The managers may favor different types of securities from different industries and companies within the health care sector at different times.

The managers will normally sell a stock when they believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given health care industry.

The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in common stocks, it may also invest up to 20% of total assets in US Treasury and agency debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

37

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, an important factor with this portfolio is how stock markets perform — in this case, health care stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors tend to buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Concentration Risk. The fact that the portfolio concentrates its investments in the industries of the health care sector increases stock market risk, because factors affecting that sector could affect portfolio performance. For example, health care companies could be hurt by such factors as rapid product obsolescence and the unpredictability of winning government approvals.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of the industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty

This portfolio may make sense for investors who are comfortable with higher risks of a portfolio that focuses on an often volatile sector and are interested in gaining exposure to the health care sector.

38

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class B shares has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indexes varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is July 1, 2002. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE BAR CHART DATA:

-23.21	33.21	9.17	8.06
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 14.98%, Q2 2003	Worst Quarter: -15.67%, Q2 2002

2006 Total Return as of March 31: 3.42%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	8.06	5.48
Index 1	4.91	1.70
Index 2	12.12	3.75

Index 1: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

*	Portfolio inception: May 1, 2001. Index comparisons begin April 30, 2001.

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

39

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.27

Total Annual Operating Expenses(1,2)	1.27

(1)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit the total operating expenses of Class B shares of DWS Health Care VIP to 1.35%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Health Care VIP to 1.535%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$129	$403	$697	$1,534

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

James Fenger

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1983 and the portfolio in 2001.

•	Over 22 years of investment industry experience.

•	BA, MBA, University of Wisconsin.

Leefin Lai, CFA, CPA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2001 and the portfolio in 2001, previously serving as an analyst for Salomon Smith Barney and Paine Webber and as Vice President/analyst for Citigroup Global Asset Management and Scudder Kemper Investments.

•	Over 14 years of investment industry experience.

•	BS, MBA, University of Illinois.

Thomas Bucher, CFA

Managing Director of Deutsche Asset Management and Consultant to the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2002, previously serving as analyst for European Chemical, Oil, Steel and Engineering sectors and analyst/portfolio manager for Eastern European equity, after one year of experience as a trainee for Deutsche Bank.

•	Head of global equity research team for health care sector and portfolio manager for European Equity: Frankfurt.

•	MA, University of Tuegingen, Germany.

40

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Health Care VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.91	$10.91	$8.19	$8.09

Income (loss) from investment operations:
Net investment income (loss)^b	(.07)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.03	1.08	2.79	.14

Total from investment operations	.96	1.00	2.72	.10

Net asset value, end of period	$12.87	$11.91	$10.91	$8.19

Total Return (%)	8.06	9.17	33.21	1.24	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20	11	.3
Ratio of expenses (%)	1.27	1.27	1.26	1.16	*
Ratio of net investment income (loss) (%)	(.57)	(.68)	(.63)	(.92	)*
Portfolio turnover rate (%)	43	77	64	53

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

41

DWS RREEF Real Estate Securities VIP

(formerly Scudder Real Estate Securities Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objectives are long-term capital appreciation and current income.

The portfolio invests primarily in real estate securities. Under normal circumstances, the portfolio intends to keep at least 80% of its net assets, plus the amount of any borrowing for investment purposes (calculated at the time of any investment), invested in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

The portfolio managers look for real estate securities they believe will provide superior returns to the portfolio over the long term, and attempt to focus on companies with the potential for stock price appreciation and a record of paying dividends.

To find these issuers, the portfolio managers track economic conditions and real estate market performance in major metropolitan areas and analyze performance of various property types within those regions. To perform this analysis, the portfolio managers use information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies’ management structure, financial structure and business strategy. The goal of this analysis is to determine which of the issuers the portfolio managers believe will be the most profitable to the portfolio over the long term. The portfolio managers also consider the performance and outlook of the real estate securities markets in general when making investment decisions. The portfolio managers do not attempt to time the market.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The portfolio managers may choose to sell a security for a variety of reasons, but typically the portfolio managers will sell if they believe that one or more of the following is true:

•	a security is not fulfilling its investment purpose;

•	a security has reached its optimum valuation; or

•	a particular company or general economic conditions have changed.

Based on its recent purchases, the portfolio managers expect the portfolio’s assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

The investment objectives and all other investment policies of the portfolio are not fundamental and may be changed without shareholder approval.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objectives without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

42

Other investments

The portfolio’s equity investments are mainly common stocks but may also include other types of equities such as preferred stocks or convertible securities.

When the portfolio managers believe that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include short-term securities, bonds, notes, equity securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. Stock index futures contracts, a type of derivative security, can help the portfolio’s cash assets remain liquid while performing more like stocks. The portfolio has a non-fundamental investment policy that it cannot use derivatives as leveraged investments that magnify the gains or losses of an investment. For example, the portfolio managers cannot invest in a derivative security if it would be possible for the portfolio to lose more money than it invested. Non-fundamental policies may be changed by the Portfolio’s Board of Trustees without shareholder approval.

As a temporary defensive measure, the portfolio managers could shift up to 100% of assets into investments such as money market securities and investment grade income producing debt securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the Portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the Portfolio may not be able to get attractive prices for them.

Concentrated Portfolio Risk. The portfolio concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate, such as:

•	declines in property values;

•	increases in property taxes, operating expenses, interest rates or competition;

•	overbuilding;

•	zoning changes; and

•	losses from casualty or condemnation.

In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases stock market risk.

Non-Diversification Risk. The portfolio is classified as a “non-diversified” investment company, which means that the Portfolio may invest in the securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio was diversified.

Security Selection Risk. A risk that pervades all investing is the risk that the securities in the portfolio’s investment portfolio will decline in value.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio underestimates its price, you may not receive the full market value for your shares when you sell.

43

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Other factors that could affect performance include:

•	the portfolio managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	the market value of the individual securities the portfolio owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions and investor confidence.

The portfolio is designed for investors interested in an investment that seeks long-term capital appreciation and current income through investment in real estate securities.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

30.73	11.31
2004	2005

For the periods included in the bar chart:

Best Quarter: 15.92%, Q4 2004	Worst Quarter: -6.81%, Q1 2005

2006 Total Return as of March 31: 14.23%

44

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B Shares	11.31	25.49
Index	12.13	27.53

Index: The MSCI US REIT Index is an unmanaged free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

*	Inception 5/1/2003. Index comparisons begin on 4/30/2003.

Total returns from inception through 2005 would have been lower if operating expenses hadn’t been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract, or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table Annual Operating Expenses, deducted from portfolio assets

Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses(1)	0.68

Total Annual Operating Expenses(2,3,4)	1.83

(1)	Includes expenses of compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the portfolio. Record keeping fees can be charged up to 0.15%.
(2)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio’s operating expenses at 1.50% for Class B shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(3)	In addition, from June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s operating expense at 1.499% for Class B shares of DWS RREEF Real Estate Securities VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(4)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	lYear	3 Years	5 Years	10 Years
Class B Shares	$186	$576	$990	$2,148

45

The Portfolio Managers

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio.

John F. Robertson, CFA

Partner of RREEF and Lead Manager of the portfolio.

•	Joined RREEF in 1997, Deutsche AssetManagement, Inc. in 2002 and the Portfolio in 2003.

•	Prior to that, Assistant Vice President of Lincoln Investment Management responsible for REIT research.

•	Over 15 years of investment industry experience.

•	MBA, Indiana University.

Jerry W. Ehlinger, CFA

Managing Director of RREEF and Manager of the portfolio.

•	Joined RREEF, Deutsche Asset Management, Inc. and the Portfolio in 2004.

•	Prior to that, Senior Vice President at Heitman Real Estate Investment Management from 2000-2004.

•	Prior to that, Senior Research Associate at Morgan Stanley Asset Management from 1995-2000.

•	Over 10 years of investment industry experience.

•	MS, University of Wisconsin — Madison.

John W. Vojticek

Partner of RREEF and Manager of the portfolio.

•	Joined RREEF, Deutsche Asset Management, Inc. and the Portfolio in September 2004.

•	Prior to that, Principal at KG Redding and Associates, March 2004-September 2004.

•	Prior to that, Managing Director of RREEF from 1996-March 2004 and Deutsche Asset Management, Inc. from 2002-March 2004.

•	Ten years of investment industry experience.

Asad Kazim

Vice President of RREEF and Manager of the portfolio.

•	Joined RREEF and Deutsche Asset Management, Inc. in 2002 and the portfolio in 2005.

•	Prior to that, Financial Analyst at Clarion CRA Securities from 2000-2002.

•	Over six years of investment industry experience.

•	BS, The College of New Jersey.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure, and information regarding other accounts they manage.

46

Financial Highlights

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class B share of the portfolio. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS RREEF Real Estate Securities VIP — Class B

Years Ended December 31	2005	2004	2003^a
Selected Per Share Data
Net asset value, beginning of period	$16.31	$12.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.25	.27	.24
Net realized and unrealized gain (loss) on investment transactions	1.60	3.56	2.35

Total from investment operations	1.85	3.83	2.59

Less distributions from:
Net investment income	(.40)	(.09)	—

Net realized gain on investment transactions	(1.17)	(.02)	—

Total distributions	(1.57)	(.11)	—

Net asset value, end of period	$16.59	$16.31	$12.59

Total Return (%)^c	11.31	30.73	25.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	31	10
Ratio of expenses before expense reductions (%)	1.71	1.67	2.61	*
Ratio of expenses after expense reductions (%)	1.46	1.50	1.50	*
Ratio of net investment income (loss) (%)	1.43	1.99	3.07	*
Portfolio turnover rate (%)	70	84	10	*

^a	For the period May 1, 2003 (commencement of sales of Class B shares) to December 31, 2003.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

47

DWS Equity 500 Index VIP

(formerly Scudder VIT Equity 500 Index Fund)

The Portfolio’s Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poors 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the S&P 500 Index’s performance, there is no assurance of achieving this objective. The portfolio’s objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index portfolio tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

•	indexing provides simplicity because it is a straightforward market-replicating strategy;

•	index portfolios generally provide diversification by investing in a wide variety of companies and industries;

•	an index portfolio’s performance is generally predictable in that the portfolio’s value is expected to move in the same direction, up or down, as the target index;

•	index portfolios tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

•	index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the S&P 500 Index, while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the S&P 500 Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as “optimization.” This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely replicate those of the securities in the S&P 500 Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

48

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The portfolio’s securities are weighted to attempt to make the portfolio’s total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the portfolio if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the portfolio management team may purchase a stock not included in the S&P 500 Index when it is believed to be a cost-efficient way of approximating the S&P 500 Index’s performance, for example, in anticipation of a stock being added to the S&P 500 Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board could change the portfolio’s investment goal without seeking shareholder approval. In addition, the portfolio’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of “optimization,” a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the S&P 500 Index’s value in roughly the same proportion as the S&P 500 Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the S&P 500 Index without buying all of those stocks. This approach attempts to maximize the portfolio’s liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period.

Information regarding the index

The portfolio is not sponsored, endorsed, sold or promoted by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the portfolio.

S&P has no obligation to take the needs of the portfolio or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the portfolio, owners of the portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

49

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. fundAs with most stock portfolios, the most important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund portfolio makes and the fund portfolio may not be able to get attractive prices for them.

Tracking Error Risk. fund’s performance may not exactly replicate the S&P 500 Index exactly:There are several reasons that the portfolio’s performance may not exactly replicate the S&P 500 Index exactly:

•	Unlike the S&P 500 Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the S&P 500 Index and the stocks held by the portfolio may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio’s performance to deviate from the “fully invested” S&P 500 Index.

Index Fund Risk. fund invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the S&P 500 Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Futures and Options Risk. fundThe portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and o the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. fundAt times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for fund shares when you buy the portfolio. If the fund underestimates their price, you may not receive the full market value for your fund shares when you sell.

Securities Lending Risk. fundAny loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by larger companies; and investment returns that track the performance of the S&P 500 Index.

50

Performance — Class B shares

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B is April 30, 2002. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

28.39	20.08	-9.46	-12.40	-22.51	27.83	10.32	4.42
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 21.14%, Q4 1998	Worst Quarter: -17.26%, Q3 2002

2006 Total Return as of March 31: 4.05%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B Shares	4.42	-0.01	4.35
Index	4.91	0.54	5.00

Index: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Total returns in 2004 would have been lower if operating expenses had not been reduced.

*	Portfolio inception: October 1, 1997. Index comparisons begin September 30, 1997.

51

Performance — Class B2 shares

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the annual returns for the portfolio’s Class B2 shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B2 shares is September 16, 2005, and therefore they do not have a full calendar year of performance available. In the bar chart and the table, the performance figures for Class B2 are based upon the historical performance of the fund’s Class A shares adjusted to reflect the higher gross total annual operating expenses of Class B2. Class A shares are offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year— Class B2 shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

28.24	19.94	-9.57	-12.51	-22.60	27.68	10.18	4.23
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 21.11%, Q4 1998	Worst Quarter: -17.32%, Q3 2002

2006 Total Return as of March 31: 4.05%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B2 Shares	4.23	-0.14	4.22
S&P 500 Index	4.91	0.54	5.00

Index: Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Portfolio inception: October 1, 1997. Index comparisons begin September 30, 1997.

Total returns would have been lower if operating expenses had not been reduced.

52

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the fund or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B	Class B2
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.19%	0.19%
Distribution and/or Service (12b-1) Fees	0.25	0.25
Other Expenses(1)	0.28	0.22	(3)

Total Annual Fund Operating Expenses(1),(2)	0.72	0.66

Less Expense Waiver/Reimbursement(1),(2)	0.19	0.03

Net Annual Operating Expenses(1),(2)	0.53	0.63

(1)	Effective September 19, 2005, the advisor contractually agreed to waive its fees and/or reimburse expenses of the portfolio, to the extent necessary to limit all expenses to 0.53% and 0.63% for Class B shares and Class B2 shares, respectively, until April 30, 2009.
(2)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.
(3)	Other expenses are based on estimated amounts for the current fiscal year.

Based on the costs above (including one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of portfolio shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$54	$170	$341	$838
Class B2 Shares	$64	$202	$358	$814

The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA (“NTI”). Chad is a Team Leader — Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure, and information regarding other accounts he manages.

53

Financial Highlights — Class B

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class B share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Equity 500 Index VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.72	$11.63	$9.20	$11.27

Income (loss) from investment operations:
Net investment income (loss)^b	.17	.20	.14	.09
Net realized and unrealized gain (loss) on investment transactions	.38	.99	2.40	(2.07)

Total from investment operations	.55	1.19	2.54	(1.98)

Less distributions from:
Net investment income	(.17)	(.10)	(.11)	(.09)

Net asset value, end of period	$13.10	$12.72	$11.63	$9.20

Total Return (%)	4.42	10.32^c	27.83	(17.56	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	53	17	3
Ratio of expenses before expense reductions and/or recoupments (%)	.52	.53	.55	.55	*
Ratio of expenses after expense reductions and/or recoupments (%)	.52	.54	.55	.55	*
Ratio of net investment income (loss) (%)	1.37	1.71	1.29	1.45	*
Portfolio turnover rate (%)	15	1	1	10

^a	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

54

Financial Highlights — Class B2

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class B2 share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on back cover).

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Equity 500 Index VIP — Class B2

Years Ended December 31,	2005^a
Selected Per Share Data
Net asset value, beginning of period	$12.94

Income (loss) from investment operations:
Net investment income (loss)^b	.05
Net realized and unrealized gain (loss) on investment transactions	.10

Total from investment operations	.15

Net asset value, end of period	$13.09

Total Return (%)	1.16	**^c

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59
Ratio of expenses before expense reductions (%)	.66	*
Ratio of expenses after expense reductions (%)	.63	*
Ratio of net investment income (loss) (%)	1.34	*
Portfolio turnover rate (%)	15

^a	For the period September 16, 2005 (commencement of operations) to December 31, 2005.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

55

DWS Small Cap Index VIP

(formerly Scudder VIT Small Cap Index Fund)

The Portfolio’s Main Investment Strategy

The portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies. The Russell 2000® Index is a widely accepted benchmark of small company stock performance. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index. Stocks in the Russell 2000® Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock’s current price).

The portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While the portfolio manager gives priority to replicating the Russell 2000® Index’s performance, there is no assurance of achieving this objective. The portfolio’s objective is not a fundamental policy. The portfolio must notify shareholders before we change it, but is not required to seek their approval to do so.

Index investing versus active management

Active management involves the portfolio management team buying and selling securities based on research and analysis. Unlike a portfolio that is actively managed, an index fund tries to replicate, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

•	indexing provides simplicity because it is a straightforward market-replicating strategy;

•	index portfolios generally provide diversification by investing in a wide variety of companies and industries;

•	an index portfolio’s performance is generally predictable in that the portfolio’s value is expected to move in the same direction, up or down, as the target index;

•	index portfolios tend to have lower costs because they do not have many of the expenses of actively managed portfolios, such as research. Also, index portfolios usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

•	index portfolios generally realize low capital gains.

Strategy

The portfolio will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. Futures contracts and options are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The portfolio management team uses quantitative analysis techniques to structure the portfolio to obtain a high correlation to the Russell 2000® Index while keeping the portfolio as fully invested as possible in all market environments. To attempt to replicate the risk and return characteristics of the Russell 2000® Index as closely as possible, the portfolio invests in a statistically selected sample of the securities found in the Russell 2000® Index, using a process known as “optimization.” This process selects stocks for the portfolio so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the securities in the Russell 2000® Index. Over the long term, the portfolio seeks a correlation between the performance of the portfolio, before expenses, and the Russell 2000® Index of 95% or better. A figure of 100% would indicate perfect correlation.

56

Principal investments

Under normal circumstances, the portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000® Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000® Index. The portfolio’s securities are weighted to attempt to make the portfolio’s total investment characteristics similar to those of the Russell 2000® Index as a whole. We may exclude or remove any Russell 2000 stock from the portfolio if we believe that the stock is illiquid or has impaired financial conditions brought on by extraordinary events. At times, the portfolio management team may purchase a stock not included in the Russell 2000® Index when it is believed to be a cost-efficient way of approximating the Index’s performance, for example, in anticipation of a stock being added to the Russell 2000® Index. The portfolio may hold assets in short-term debt securities or money market instruments for liquidity purposes.

The portfolio may lend its investment securities up to 30% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The investment objective and all other investment policies of the portfolio are not fundamental and may be changed without shareholder approval.

Although major changes tend to be infrequent, the Board could change the portfolio’s investment objective without seeking shareholder approval. In addition, the portfolio’s Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy, as described herein.

Investment process

In an effort to run an efficient and effective strategy, the portfolio uses the process of “optimization,” a statistical sampling technique. First, the portfolio buys the stocks that make up the larger portions of the Russell 2000® Index’s value in roughly the same proportion as the Russell 2000® Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, the portfolio management team tries to replicate the industry and risk characteristics of all of the smaller companies in the Russell 2000® Index without buying all of those stocks. This approach attempts to maximize the portfolio’s liquidity and returns while minimizing its costs. Historically, this portfolio has had a low portfolio turnover rate. Portfolio turnover measures the frequency that the portfolio sells and replaces the value of its securities within a given period. High turnover can increase a portfolio’s transaction costs, thereby lowering its returns.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform — in this case, the small company portion of the US market. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Tracking Error Risk. There are several reasons that the portfolio’s performance may not replicate the Russell 2000® Index exactly:

•	Unlike the Russell 2000® Index, the portfolio incurs administrative expenses and transaction costs in trading stocks.

•	The composition of the Russell 2000® Index and the stocks held by the portfolio may occasionally diverge.

•	The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the portfolio’s performance to deviate from the “fully invested” Russell 2000® Index.

57

Index Fund Risk. Because the portfolio invests at least 80% of its assets in the stocks of companies included in the Russell 2000® Index and in derivative instruments that provide exposure to the stocks of companies in the Russell 2000® Index, it cannot alter its investment strategy in response to fluctuations in the market segment represented by the Index.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Futures and Options Risk. The portfolio may invest, to a limited extent, in stock index futures or options, including but not limited to options on securities and options on stock index futures, which are types of derivatives. The portfolio will not use these derivatives for speculative purposes or as leveraged instruments that magnify the gains or losses of an investment.

The portfolio invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

•	the risk that the derivative is not well correlated with the security for which it is acting as a substitute;

•	the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio is designed for investors interested in capital appreciation over the long term; exposure to the US equity markets as represented by smaller companies; and investment returns that track the performance of the Russell 2000® Index.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how annual returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B shares is April 30, 2002. In the bar chart and the table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

58

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-2.43	19.86	-4.11	1.82	-20.78	46.05	17.48	3.99
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 22.95%, Q2 2003	Worst Quarter: -21.30%, Q3 2002

2006 Total Return as of March 31: 13.69%

Average Annual Total returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B Shares	3.99	7.55	6.51
Index	4.55	8.22	7.05

Index: Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

*	Portfolio inception: August 22, 1997. Index comparisons begin August 31, 1997.

Total returns would have been lower if operating expenses had not been reduced.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy, variable annuity contract or tax-qualified plan for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table

Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.35%
Distribution and/or Service (12b-1) Fees	0.25
Other Expenses	0.16

Total Annual Operating Expenses(1),(2),(3)	0.76

(1)	Through May 31, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the portfolio’s operating expenses at 0.70% for Class B shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(2)	In addition, from June 1, 2006 through September 30, 2006, the advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the portfolio to the extent necessary to maintain the portfolio’s operating expense at 0.733% for Class B shares of DWS Small Cap Index VIP, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organization and offering expenses.
(3)	Restated on an annualized basis to reflect approved fee changes to take effect on or about June 1, 2006.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

59

Example	1 Year	3 Years	5 Years	10 Years
Class B Shares	$78	$243	$422	$942

The Portfolio Manager

Chad M. Rakvin, CFA, is a Vice President at Northern Trust Investments, NA (“NTI”). Chad is a Team Leader — Domestic Index in the Quantitative Management Group of NTI. Before joining NTI in 2004, Chad was associated with Barclays Global Investors since 1999, most recently as a Principal of the Index Research Group. Chad received a BS degree in finance from the Indiana University of Pennsylvania in 1993. He is a CFA charterholder.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

The table below is designed to help you understand the portfolio’s financial performance in recent years. The figures in the first part of the table are for a single Class B share of the portfolio. The total return figures represent the percentage that an investor would have earned (or lost), assuming all dividends and distributions are reinvested. The information for the year ended December 31, 2005 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover). Information for the periods ended prior to December 31, 2005 was audited by Ernst & Young LLP, an independent registered public accounting firm.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Index VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$14.34	$12.23	$8.44	$11.23

Income (loss) from investment operations:
Net investment income (loss)^b	.07	.08	.07	.06
Net realized and unrealized gain (loss) on investment transactions	.43	2.05	3.80	(2.79)

Total from investment operations	.50	2.13	3.87	(2.73)

Less distributions from:
Net investment income	(.06)	(.02)	(.08)	(.05)

Net realized gains on investment transactions	(.39)	—	—	(.01)

Total distributions	(.45)	(.02)	(.08)	(.06)

Net asset value, end of period	$14.39	$14.34	$12.23	$8.44

Total Return (%)^c	3.99	17.48	46.05	(24.34)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	35	18	2
Ratio of expenses before expense reductions (%)	.71	.73	.87	.88 *
Ratio of expenses after expense reductions (%)	.70	.70	.70	.70 *
Ratio of net investment income (loss) (%)	.53	.66	.66	1.11 *
Portfolio turnover rate (%)	26	22	28	40

^a	For the period April 30, 2002 (commencement of operations) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

60

Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This could raise transaction costs and, accordingly, lower performance.

•	The advisor measures credit quality at the time it buys securities, using independent ratings or, for unrated securities, its own credit analysis. If a security’s credit quality declines, the advisor will decide what to do with the security based on its assessment of what would benefit shareholders most.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover of this prospectus tells you how to do this).

Keep in mind that there is no assurance that any portfolio will achieve its objective.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until the portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of the portfolio’s portfolio holdings.

The Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc. (“DeAM” or the “advisor”), Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

The advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each DWS Variable Series I portfolio. DeAM is the investment advisor for each DWS Investments VIT Funds portfolio. Under the supervision of the Board of Trustees, the advisor, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors makes each portfolio’s investment decisions, buys and sells securities for the portfolios and conducts research that leads to these purchase and sale decisions. The advisor provides a full range of investment advisory services to institutional and retail clients. The advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

61

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets.

Portfolio Name	Fee Paid
DWS Money Market VIP	0.370%
DWS Bond VIP	0.475%
DWS Growth & Income VIP*	0.450%
DWS Capital Growth VIP*	0.454%
DWS Global Opportunities VIP	0.975%
DWS International VIP	0.858%
DWS Health Care VIP	0.750%
DWS RREEF Real Estate Securities VIP*	0.650%
DWS Equity 500 Index VIP	0.190%
DWS Small Cap Index VIP*	0.340%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

Each portfolio’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of each portfolio’s investment management agreement and as applicable, subadvisory agreement (see “Shareholder reports” on the back cover).

Portfolio Subadvisors

Subadvisor for DWS Bond VIP

Subadvisor. Pursuant to an investment subadvisory agreement between DeIM and Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, AAMI acts as the subadvisor for the portfolio. As the subadvisor, AAMI, under the supervision of the Board of Trustees and DeIM, makes the portfolio’s investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. DeIM continues to manage the high yield portion of the portfolio.

AAMI is paid for its services by DeIM from its fee as investment advisor to the portfolio.

AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI’s headquarters are located at 1735 Market Street, Philadelphia, PA 19103.

Sub-subadvisor. Pursuant to an investment sub-subadvisory agreement between AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”), a US registered investment advisor, AAMISL acts as the sub-subadvisor for the portfolio. As the sub-subadvisor, AAMISL, under the supervision of the Board of Trustees, DeIM and AAMI, manages the portfolio’s investments in foreign securities, foreign currencies and related investments and conducts the research that leads to these investments. AAMISL is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges for the portion of the portfolio advised by AAMISL. AAMISL provides a full range of international investment advisory services to institutional and retail clients. AAMI continues to manage the core bond and active fixed income strategies of the portfolio.

AAMISL will be paid for its sub-subadvisory services by AAMI, the portfolio’s subadvisor, from AAMI’s subadvisory fee paid by DeIM to AAMI.

62

Subadvisor for DWS RREEF Real Estate Securities VIP

RREEF America LLC (“RREEF”), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the subadvisor for the portfolio. DeAM, Inc. pays a fee to RREEF for acting as subadvisor to the portfolio.

RREEF makes the portfolio’s investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. RREEF is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

Subadvisor for DWS Equity 500 Index VIP and DWS Small Cap Index VIP

Northern Trust Investments, N.A. (“NTI”), the investment advisor for each portfolio, is located at 50 South LaSalle Street, Chicago, IL 60675. NTI is an investment advisor registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company, an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of December 31, 2005, NTI and its affiliates had assets under custody of $2.9 trillion, and assets under investment management of $618 billion.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

63

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

64

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

Each portfolio, except Money Market VIP and DWS Equity 500 Index VIP, offers two classes of shares. The information in this prospectus applies to Class B shares of each portfolio and the B2 shares of DWS Equity 500 Index VIP. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Class B2 shares of DWS Equity 500 Index VIP are offered at net asset value and are subject to a 12b-1 fee and to a subrecordkeeping fee of up to 0.15%.

Technically, the shareholders of DWS Variable Series I and DWS Investments VIT Funds (which include the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: When an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

65

Since Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of a portfolio (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

Each portfolio discourages short-term and excessive trading. Each portfolio will take steps to detect and deter short-term and excessive trading pursuant to a portfolio’s policies as described in this prospectus and approved by the Board.

The portfolios’ policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	for portfolios that invest some portion in foreign securities only — each portfolio has adopted certain fair valuation practices reasonably designed to protect the portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

66

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of the portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in a portfolio. It is important to note that the advisor and the portfolio do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified or terminated at any time.

Since Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in Money Market VIP and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its portfolio securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

67

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES TOTAL NUMBER OF SHARES OUTSTANDING	= NAV

The price at which you buy and sell shares for each portfolio is the NAV.

For Money Market VIP, the share price or net asset value per share is normally $1.00, calculated using amortized cost value (the method used by most money market funds).

We typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios’ Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, each portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio’s use of fair value pricing. This is intended to reduce the portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the

68

separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio’s share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio’s investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

Class B Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the funds’ distributor.

DWS Variable Series I and DWS Investments VIT Funds have each adopted a 12b-1 plan for all Class B shares. Under this plan, each portfolio (except Money Market VIP, which does not offer separate classes of shares) pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B shares of that portfolio. Depending on the participating insurance company’s corporate structure and applicable state law, the distributor may remit payments to the participating insurance company’s affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Variable Series I and DWS Investments VIT Funds, on behalf of each applicable portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to that portfolio’s Class B shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares of the portfolios attributable to that participating insurance company’s variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

Class B2 Shares. DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the funds’ distributor.

DWS Investments VIT Funds has adopted a 12b-1 plan for Class B2 shares of DWS Equity 500 Index VIP. Under this plan, the portfolio pays a fee to the distributor, which in turn remits fees to participating insurance companies for various costs incurred or paid by these companies in connection with marketing and distributing Class B2 shares of the portfolio. Depending on the participating insurance company’s corporate structure

69

and applicable state law, the distributor may remit payments to the participating insurance company’s affiliated broker-dealers or another affiliated company rather than to the participating insurance company itself.

The plan provides that DWS Investments VIT Funds, on behalf of the portfolio, will pay DWS Scudder Distributors, Inc., as distributor, a fee of up to 0.25% of the average daily net assets of the portfolio attributable to the portfolio’s Class B2 shares. Under the plan, the fund may make quarterly payments to the distributor for remittance to a participating insurance company for distribution and shareholder servicing related expenses incurred or paid by the participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B2 shares of the portfolio attributable to that participating insurance company’s variable annuity contracts and variable life insurance policies during that quarterly period.

Because 12b-1 fees for Class B2 shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B2 shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan may include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

70

This page

Intentionally

left blank.

To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns, and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

DWS Scudder Distributors, Inc.	SEC

222 South Riverside Plaza	100 F Street, N.E.
Chicago, IL 60606-5808	Washington, D.C. 20549-2001

(800) 778-1482	(202) 551-5850
www.sec.gov

SEC File #
DWS Variable Series I	811-4257

DWS Investments VIT Funds	811-07507

Exhibit A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES I

(formerly SCUDDER VARIABLE SERIES I)

Two International Place, Boston, Massachusetts 02110

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series I (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet Web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.

DWS Variable Series I offers a choice of seven portfolios (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The seven portfolios are:

MONEY MARKET VIP (formerly MONEY MARKET PORTFOLIO)

DWS BOND VIP (formerly BOND PORTFOLIO)

DWS GROWTH & INCOME VIP (formerly GROWTH AND INCOME PORTFOLIO)

DWS CAPITAL GROWTH VIP (formerly CAPITAL GROWTH PORTFOLIO)

DWS GLOBAL OPPORTUNITIES VIP (formerly GLOBAL DISCOVERY PORTFOLIO)

DWS INTERNATIONAL VIP (formerly INTERNATIONAL PORTFOLIO)

DWS HEALTH CARE VIP (formerly HEALTH SCIENCES PORTFOLIO)

i

INVESTMENT RESTRICTIONS

The following fundamental policies may not be changed with respect to any Portfolio without the approval of the majority of outstanding voting securities of that Portfolio which, under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio.

As a matter of fundamental policy, the Fund may not on behalf of any Portfolio:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3.	For all Portfolios (except DWS Health Care VIP): concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	purchase physical commodities or contracts relating to physical commodities;

5.	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities; or

7.	make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Other Investment Policies. The Board of Trustees of the Fund has voluntarily adopted policies and restrictions which are observed in the conduct of the Fund’s affairs. These represent intentions of the Board based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Board without prior notice to or approval of shareholders.

As a matter of nonfundamental policy, the Fund currently does not intend on behalf of the indicated Portfolio(s):

1.	For Money Market VIP: to borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

2.	For all Portfolios (except Money Market VIP): to borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

3.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

4.	For all Portfolios (except Money Market VIP): to purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be necessary for the clearance of securities transactions;

5.	For all Portfolios (except Money Market VIP): to purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

6.	For all Portfolios (except Money Market VIP and DWS Bond VIP): to enter into futures contracts or purchase options thereon, unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, and in-the-money amount may be excluded in computing the 5% limit;

7.	For Bond VIP: to invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts;

8.	For all Portfolios (except Money Market VIP): to purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

9.	For all Portfolios (except Money Market VIP): to lend portfolio securities in an amount greater than 33 1/3% of its total assets;

10.	For Money Market VIP: to lend portfolio securities in an amount greater than 5% of its total assets; and

11.	For Money Market VIP: to invest more than 10% of total assets in non-affiliated registered investment companies.

12.	For all portfolios (except Money Market VIP): acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

“Value” for the purposes of all investment restrictions shall mean the value used in determining a Portfolio’s net asset value. (See “NET ASSET VALUE.”)

Master/feeder Fund Structure

The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

2

Money Market VIP. Money Market VIP seeks to maintain the stability of capital and, consistent therewith, to maintain the liquidity of capital and to provide current income.

Money Market VIP purchases US Treasury bills, notes and bonds; obligations of agencies and instrumentalities of the US Government; domestic and foreign bank certificates of deposit; variable and floating rate instruments; bankers’ acceptances; finance company and corporate commercial paper; and repurchase agreements and corporate obligations. Investments are limited to those that are US Dollar-denominated and at the time of purchase are rated, or judged by the Advisor, subject to the supervision of the Trustees, to be equivalent to those rated high quality (i.e., rated in the two highest short-term rating categories) by any two nationally-recognized statistical rating services such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”). In addition, the Advisor seeks through its own credit analysis to limit investments to high quality instruments presenting minimal credit risks. Securities eligible for investment by Money Market VIP which are rated in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating service has issued a rating with respect to that security) are known as “first tier securities.” Securities eligible for investment by Money Market VIP rated in the top two categories which are not first tier securities are known as “second tier securities.” Investments in commercial paper and finance company paper will be limited to securities which, at the time of purchase, will be rated A-1 or A-2 by S&P or Prime 1 or Prime 2 by Moody’s or the equivalent by any nationally-recognized statistical rating service or judged to be equivalent by the Advisor. Obligations which are subject to repurchase agreements will be limited to those of the type and quality described above. Money Market VIP may also hold cash. Shares of the Portfolio are not insured by an agency of the US Government. Securities and instruments in which the Portfolio may invest may be issued by the US Government, its agencies and instrumentalities, corporations, trusts, banks, finance companies and other business entities.

Money Market VIP may invest in bankers’ acceptances of large domestic or foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion) including foreign branches of such domestic banks, which involve different risks than those associated with investments in certificates of deposit of domestic banks, and of smaller banks as described below. The Portfolio will invest in US dollar-denominated certificates of deposit and bankers’ acceptances of foreign banks if such banks meet the stated qualifications. Although the Portfolio recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit and bankers’ acceptances issued by foreign banks and foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investments in certificates of deposit and bankers’ acceptances issued by domestic banks. (See “Foreign Securities” in this Statement of Additional Information for further risks of foreign investment.)

Money Market VIP may also invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Portfolio hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Portfolio’s assets (taken at current value) are invested in certificates of deposit of such banks.

The assets of Money Market VIP consist entirely of cash items and investments having a remaining maturity date of 397 calendar days or less from date of purchase. The Portfolio will be managed so that the average maturity of all instruments in the portfolio (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Portfolio’s investments varies according to the Advisor’s appraisal of money market conditions.

The Portfolio may invest more than 5% but not more than 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the Portfolio may not make more than one such investment at any time. The Portfolio may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the Portfolio. Further, the Portfolio may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the Portfolio.

DWS Bond VIP. DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management, by investing for both current income and capital appreciation.

3

DWS Growth & Income VIP. DWS Growth & Income VIP seeks long-term growth of capital, current income and growth of income. The portfolio may invest up to 25% of its total assets in foreign securities.

DWS Capital Growth VIP. DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program.

The Portfolio, as a matter of nonfundamental policy, may invest up to 20% of its net assets in intermediate to longer term debt securities. Generally, these securities will be in the top four grades of credit quality (i.e. BBB/Baa and above). In order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments. The Portfolio’s intermediate to longer-term debt securities may also include those which are rated below investment grade as long as no more than 5% of its net assets are invested in such securities. While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign equity securities.

Should the rating of any security held by the Portfolio be downgraded after the time of purchase, the Advisor will determine whether it is in the best interest of the Portfolio to retain or dispose of the security.

DWS Global Opportunities VIP. DWS Global Opportunities VIP seeks above-average capital appreciation over the long term. The Portfolio may purchase investment-grade bonds, those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, of equivalent quality as determined by the Advisor.

The Portfolio invests in no less than five foreign countries; provided that, (i) if foreign securities comprise less than 80% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than four foreign countries; (ii) if foreign securities comprise less than 60% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than three foreign countries; (iii) if foreign securities comprise less than 40% of the value of the Portfolio’s net assets, the Portfolio shall invest in no less than two foreign countries; and (iv) if foreign securities comprise less than 20% of the value of the Portfolio’s net assets the Portfolio may invest in a single foreign country.

The Portfolio shall invest no more than 20% of the value of its net assets in securities of issuers located in any one country; provided that an additional 15% of the value of the Portfolio’s net assets may be invested in securities of issuers located in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom and Germany; and provided further that 100% of the Portfolio’s assets may be invested in securities of issuers located in the United States. The Portfolio will limit investments in securities of issuers located in Eastern Europe to 5% of its total assets.

DWS International VIP. DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio typically will invest in companies in at least three different countries, excluding the United States.

Under exceptional economic or market conditions abroad, the Portfolio may temporarily, until normal conditions return, invest all or a major portion of its assets in Canadian or US Government obligations or currencies, or securities of companies incorporated in and having their principal activities in Canada or the United States.

DWS Health Care VIP. Under normal circumstances, DWS Health Care VIP seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector. The Portfolio “concentrates,” for purposes of the 1940 Act, its assets in securities related to a particular industry or group of related industries, which means that at least 25% of its net assets will be invested in these assets at all times.

A security will be considered appropriate for the Portfolio if at least 50% of its total assets, revenues, or net income is related to or derived from the industry or industries designated for the Portfolio. DWS Health Care VIP may invest up to 20% of total assets in debt securities, including bonds of private issuers. The Portfolio may invest up to 20% of its total assets in US Treasury securities, and agency and instrumentality obligations.

4

Temporary Defensive Policy. For temporary defensive purposes, each Portfolio may invest, without limit, in cash and cash equivalents, US government securities, money market instruments and high quality debt securities without equity features. In such a case, a Portfolio would not be pursuing, and may not achieve, its investment objective.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Policies

DWS Variable Series I is an open-end, registered management investment company established as a Massachusetts business trust. The Fund is a series fund consisting of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Health Care VIP and DWS International VIP: (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios”). Additional portfolios may be created from time to time. The Fund is intended to be the funding vehicle for variable annuity contracts (“VA contracts”) and variable life insurance policies (“VLI policies”) to be offered to the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Except for Money Market VIP, which does not offer separate classes of shares, two classes of shares of each Portfolio of the Fund are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule 12b-1 Distribution Plan.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Borrowing. As a matter of fundamental policy, each Portfolio (except Money Market VIP) will not borrow money, except as permitted under the 1940 Act, and as interpreted by regulatory authority having jurisdiction, from time to time. While the Trustees do not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Portfolio’s volatility and the risk of loss in a declining market. Borrowing by a Portfolio will involve special risk considerations. Although the principal of a Portfolio’s borrowings will be fixed, the Portfolio’s assets may change in value during the time that a borrowing is outstanding, thus increasing exposure to capital risk.

Asset-Backed Securities. Asset backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a Portfolio’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed

5

securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Asset-Indexed Securities. DWS Health Care VIP may purchase asset-indexed securities which are debt securities usually issued by companies in precious metals related businesses such as mining, the principal amount, redemption terms, or interest rates of which are related to the market price of a specified precious metal. The Portfolio will only enter into transactions in publicly traded asset-indexed securities. Market prices of asset-indexed securities will relate primarily to changes in the market prices of the precious metals to which the securities are indexed rather than to changes in market rates of interest. However, there may not be a perfect correlation between the price movements of the asset-indexed securities and the underlying precious metals. Asset-indexed securities typically bear interest or pay dividends at below market rates (and in certain cases at nominal rates). The Portfolio may purchase asset-indexed securities to the extent permitted by law.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Portfolios may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although the Portfolios recognize that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Portfolio will not benefit from insurance from the Bank Insurance

6

Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a fund’s limitation on investments in illiquid securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are hybrids between a mortgage-backed bond and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series, (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities.

Common Stocks. DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Portfolios may participate in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in convertible securities; that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market values of convertible securities tends to decline as interest rates increase and, conversely, tend to increase as interest rates decline. In addition, because of the conversion or

7

exchange feature, the market values of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tend to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities are generally subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”).

Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer-term bonds are, however, generally more volatile than bonds with shorter maturities.

Depositary Receipts. DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP may each invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts which are bought and sold in the United States and are typically issued by a bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the DWS Growth & Income VIP, DWS Capital Growth VIP and DWS International VIP investment policies, the Portfolios’ investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

8

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Bond VIP may invest in all types of direct debt investments, but among these investments the Portfolio currently intends to invest primarily in direct loans and trade claims.

When the Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. The Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of the Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which the Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, the Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to the Portfolio. The Portfolio will not invest in trade claims if it effects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Portfolio to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Portfolio agrees to buy a security on a future date.

Each Portfolio will segregate cash, US Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. The Portfolios will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

Dollar rolls may be treated for purposes of the 1940 Act, as amended, as borrowings of each Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to the Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its

9

borrowing. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio’s borrowing.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that each Portfolio’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Eurodollar Instruments. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Eurodollar Obligations. Eurodollar bank obligations are US dollar-denominated certificates of deposit and time deposits issued outside the US capital markets by foreign branches of US banks and US branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.

FHLMC Collateralized Mortgage Obligations. Federal Home Loan Mortgage Corporation (“FHLMC”) CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates (“PCs”), payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Foreign Currencies. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Portfolio may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Portfolio may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

10

The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Portfolio’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.

Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer. A Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, a Portfolio will invest in foreign fixed income securities based on the Advisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor than would otherwise be the case.

The value of the foreign fixed income securities held by a Portfolio, and thus the net asset value of a Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed income securities are denominated with respect to the US dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio.

Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable

11

to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Investment. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP may each invest, except as applicable to debt securities generally, in US dollar-denominated foreign debt securities (including those issued by the Dominion of Canada and its provinces and other debt securities which meet the criteria applicable to the Portfolio’s domestic investments), and in certificates of deposit issued by foreign banks and foreign branches of United States banks, to any extent deemed appropriate by the Advisor. DWS Bond VIP may invest up to 25% of its assets in non-US dollar-denominated foreign debt securities. DWS Growth & Income VIP may invest up to 25% of its assets in non-US dollar denominated equity securities of foreign issuers. DWS Capital Growth VIP may invest up to 25% of its assets, and DWS Global Opportunities VIP and DWS International VIP may invest without limit, in non-US dollar-denominated equity securities of foreign issuers.

Foreign Securities. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

12

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield/High Risk Bonds. DWS Bond VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Ba by Moody’s or below BB by S&P and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest.

13

See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Illiquid Securities and Restricted Securities. A Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

A Portfolio’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the

14

security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Portfolio may be required to bear all or part of the registration expenses. A Portfolio may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Portfolio may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Portfolio may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A Portfolio may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Portfolio’s decision to sell a restricted or illiquid security and the point at which a Portfolio is permitted or able to sell such security, a Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Portfolio.

Indexed Securities. DWS Bond VIP may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which a Portfolio may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a US dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Interfund Borrowing and Lending Program. The Fund, on behalf of each Portfolio, has received exemptive relief from the Securities and Exchange Commission (“SEC”) which permits the Portfolios to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight

15

and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of nonfundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that a Portfolio (except Money Market VIP) may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. Each Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their Net Asset Value (“NAVs”). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the S&P 500. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS Growth & Income VIP, DWS Health Care VIP and DWS International VIP may each purchase “investment-grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor. Moody’s considers bonds it rates Baa to have speculative elements as well as

16

investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust and DWS Trust Company, or one or more future entities for which Deutsche Asset Management acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The DWS Health Care VIP may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of the Portfolio’s portfolio as its assets increase (and thus have a more limited effect on the Portfolio’s performance).

Lending of Portfolio Securities. Each Portfolio (except Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a portfolio. A portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a portfolio at any time, and (d) a portfolio receives reasonable interest on the loan (which may include the portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event

17

occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Fund’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.

Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, a fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.

Mortgage-Backed Securities and Mortgage Pass-Through Securities. DWS Bond VIP, DWS Global Opportunities VIP and DWS Growth & Income VIP may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations as further described below. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year.

A decline in interest rates will often lead to a faster rate of repayment of the underlying mortgages, and expose the Portfolios to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by the Portfolios, the prepayment right will tend to limit to some degree the increase in net asset value of the Portfolios because the value of the mortgage-backed securities held by the Portfolios may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

18

When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their volatility, affecting the price volatility of the Fund’s shares.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities such as securities issued by the “GNMA” are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned US Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Portfolio shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., not backed by the full faith and credit of the US Government) include Fannie Mae and the “FHLMC.” Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any governmental agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the US Government.

FHLMC is a corporate instrumentality of the US Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues PCs which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolios’ investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Portfolios may buy mortgage-related securities without insurance or guarantees, if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Portfolios’ quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Other Mortgage-Backed Securities. The Advisor expects that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-

19

collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. DWS Bond VIP will not purchase mortgage-backed securities or any other assets which, in the opinion of the Advisor, are illiquid if, as a result, more than 15% of the value of the Portfolio’s net assets will be illiquid. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Portfolio’s investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Municipal Obligations. DWS Bond VIP may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax in the hands of most investors. The two principal classifications of municipal obligations are “notes” and “bonds.” Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: Tax Anticipation Notes; Revenue Anticipation Notes; Bond Anticipation Notes; and Construction Loan Notes.

Tax Anticipation Notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenue. Tax Anticipation Notes and Revenue Anticipation Notes are generally issued in anticipation of various seasonal revenue such as income, sales, use and business taxes. Bond Anticipation Notes are sold to provide interim financing and Construction Loan Notes are sold to provide construction financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. After the projects are successfully completed and accepted, many projects receive permanent financing through the FHA under Fannie Mae or GNMA. There are, of course, a number of other types of notes issued for different purposes and secured differently than those described above.

Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully-insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt reserve fund.

20

Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Some issues of municipal bonds are payable from United States Treasury bonds and notes held in escrow by a trustee, frequently a commercial bank. The interest and principal on these US Government securities are sufficient to pay all interest and principal requirements of the municipal securities when due. Some escrowed Treasury securities are used to retire municipal bonds at their earliest call date, while others are used to retire municipal bonds at their maturity.

Securities purchased for a Portfolio may include variable/floating rate instruments, variable mode instruments, put bonds, and other obligations which have a specified maturity date but also are payable before maturity after notice by the holder (“demand obligations”). Demand obligations are considered for a Portfolio’s purposes to mature at the demand date.

There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications (i.e., notes and bonds) discussed above.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, such an issue may not be said to be publicly offered. Unlike the equity securities of operating companies or mutual funds which must be registered under the Securities Act of 1933 prior to offer and sale unless an exemption from such registration is available, municipal securities, whether publicly or privately offered, may nevertheless be readily marketable. A secondary market exists for municipal securities which have been publicly offered as well as securities which have not been publicly offered initially but which may nevertheless be readily marketable. Municipal securities purchased for a Portfolio are subject to the limitations on holdings of securities which are not readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its recorded value. A Portfolio believes that the quality standards applicable to their investments enhance marketability. In addition, stand-by commitments, participation interests and demand obligations also enhance marketability.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

For the purpose of a Portfolio’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Advisor on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such obligations.

DWS Bond VIP may acquire municipal obligations when, due to disparities in the debt securities markets, the anticipated total return on such obligations is higher than that on taxable obligations. DWS Bond VIP has no current intention of purchasing tax-exempt municipal obligations that would amount to greater than 5% of the Portfolio’s total assets.

Participation Interests. A Portfolio may purchase from financial institutions participation interests in securities in which a Portfolio may invest. A participation interest gives a Portfolio an undivided interest in the security in the proportion that a Portfolio’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by a Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by US Government securities, or, in the case of unrated participation interest, determined by the Advisor to be of

21

comparable quality to those instruments in which a Portfolio may invest. For certain participation interests, a Portfolio will have the right to demand payment, on not more than seven days’ notice, for all or any part of a Portfolio’s participation interests in the security, plus accrued interest. As to these instruments, a Portfolio generally intends to exercise its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

22

Other Asset-Backed Securities. The securitization techniques used to develop mortgaged-backed securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures or in a structure similar to the CMO structure. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARS(SM)”). CARS(SM) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS(SM) are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS(SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. DWS Bond VIP will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated, or failure of the credit support could adversely affect the return on an investment in such a security.

23

DWS Bond VIP may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual interest in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933 may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.

The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require DWS Bond VIP to dispose of any then existing holdings of such securities.

Real Estate Investment Trusts (“REITs”). DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP may each invest in REITs. REITs are sometimes informally categorized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Equity REITs may also realize capital gains by selling properties that have appreciated in value. Changes in interest rates may also affect the value of a Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market prices of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the registration requirements of the Investment Company Act of 1940, as amended. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. On behalf of a Portfolio, the Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell

24

the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Portfolio, the Fund seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed upon time and price. The Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. Each Portfolio will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, the Fund, on behalf of the Money Market VIP, may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Securities Backed by Guarantees. On behalf of the Money Market VIP, the Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund and affect its share price.

Securities Index Options. DWS Bond VIP, DWS Capital Growth VIP and DWS International VIP may each purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio’s securities. Options on securities indexes are similar to options on stock except that the settlement is made in cash. (See “Strategic Transactions and Derivatives.”)

Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, multiplied by (ii) a fixed “index multiplier.” In exchange for undertaking the obligation to make such cash payment, the writer of the securities index option receives a premium.

25

A securities index fluctuates with changes in the market values of the securities so included. Some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indexes are currently traded on exchanges including the Chicago Board Options Exchange, Philadelphia Exchange, New York Stock Exchange, and American Stock Exchange.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities holdings of a Portfolio will not exactly match the composition of the securities indexes on which options are written. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transactions costs paid by a Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is written. Options on securities indexes also entail the risk that a liquid secondary market to close out the option will not exist, although a Portfolio will generally only purchase or write such an option if the Advisor believes the option can be closed out.

Securities with Put Rights. On behalf of Money Market VIP, the Fund may enter into put transactions with respect to obligations held in its portfolio with broker/dealers pursuant to a rule under the 1940 Act and with commercial banks.

The right of the Portfolio to exercise a put is unconditional and unqualified. A put is not transferable by the Portfolios, although the Portfolio may sell the underlying securities to a third party at any time. If necessary and advisable, the Portfolio may pay for certain puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a put (thus reducing the yield to maturity otherwise available for the same securities). The Portfolio expects, however, that puts generally will be available without the payment of any direct or indirect consideration.

The Portfolio may enter into puts only with banks or broker/dealers that, in the opinion of the Advisor, present minimal credit risks. The ability of the Portfolio to exercise a put will depend on the ability of the bank or broker/dealer to pay for the underlying securities at the time the put is exercised. In the event that a bank or broker/dealer should default on its obligation to repurchase an underlying security, the Portfolio might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

The Portfolio intends to enter into puts solely to maintain liquidity and does not intend to exercise its rights thereunder for trading purposes. The puts will only be for periods of substantially less than the life of the underlying security. The acquisition of a put will not affect the valuation by the Portfolio of the underlying security. The actual put will be valued at zero in determining net asset value of the Portfolio. Where the Portfolio pays directly or indirectly for a put, its cost will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put. The maturity of an obligation purchased by the Portfolio will not be considered shortened by any put to which such obligation is subject.

Short Sales Against the Box. DWS Health Care VIP may make short sales of common stocks if, at all times when a short position is open, a Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales “against the box.” The portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which the Portfolio replaces the borrowed security. The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the custodian. The Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Uncertainty regarding the tax effects of short sales of appreciated investments may limit the extent to which a Portfolio may enter into short sales against the box.

26

Small Company Risk. The Advisor believes that many small companies often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based. That index is designed to reflect overall price trends in the market for equity securities.

Stock index futures may be used to hedge the equity securities of each of DWS Growth & Income VIP, DWS Capital Growth VIP or DWS International VIP with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, the Fund may seek to protect the value of the equity of a Portfolio’s securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the Fund can seek on behalf of a Portfolio to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. (See “Strategic Transactions and Derivatives.”)

Stripped Zero Coupon Securities. Zero coupon securities include securities issued directly by the US Treasury, and US Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the “corpus”) of the US Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRS(TM)”) and Certificate of Accrual on Treasuries (“CATS(TM)”). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The Treasury has facilitated transfers

27

of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Portfolio will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying US Treasury securities.

When US Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e. cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Third Party Puts. On behalf of the Money Market VIP, the Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a fund at specified intervals (not exceeding 397 calendar days) to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to a Portfolio will be that of holding such a long-term bond and the weighted average maturity of a fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a Portfolio, a fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage a fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Trust Preferred Securities. DWS Bond VIP may invest in Trust Preferred Securities, which are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to the Portfolios of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Portfolios, would be required to accrue daily for Federal income tax purposes, their share of the stated interest and the de minimis OID on the debentures (regardless of whether a Portfolio receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior

28

subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act of 1933, as amended, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Portfolios, to sell their holdings.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in a Portfolio’s portfolio does not guarantee the net asset value of the shares of a fund. There are market risks inherent in all investments in securities and the value of an investment in a fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of a fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of a fund and may even result in losses to a fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of a Portfolio’s average portfolio maturity. As a result, a Portfolio’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. Money Market VIP, may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand

29

Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Warrants. Each Portfolio (except Money Market VIP) may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, the Portfolio would lose the entire purchase price of the warrant.

When-Issued Securities. A Portfolio may from time to time purchase securities on a “when-issued” or “forward delivery” basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is generally fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. When a Portfolio purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While such securities may be sold prior to the settlement date, a Portfolio intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Portfolio will establish a segregated account in which it will maintain cash and liquid securities equal in value to commitments for such securities.

Zero Coupon Securities. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP may each invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Strategic Transactions and Derivatives. The following is applicable to DWS Bond VIP, DWS Growth & Income VIP, DWS Global Opportunities VIP and DWS Health Care VIP. The following is also applicable to DWS Capital Growth VIP and DWS International VIP where specifically noted.

A Portfolio may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in the Fund’s portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

30

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). (DWS Capital Growth VIP and International VIP may only engage in certain Strategic Transactions as specified below). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of the Portfolio’s assets (10% for DWS Bond VIP with respect to currency exposure and 15% for DWS Bond VIP with respect to credit default swaps) will be committed to Strategic Transactions entered into for non-hedging purposes.

The Trustees have adopted a policy (which is not fundamental and may be modified by the Trustees without a shareholder vote) that, immediately after the purchase or sale of a futures contract or option thereon, the value of the aggregate initial margin with respect to all futures contracts and premiums on options on futures contracts entered into by a Portfolio will not exceed 5% of the fair market value of the Portfolio’s total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by the Portfolio will not exceed 20% of its total assets. Additionally, the value of the aggregate premiums paid for all put and call options held by a Portfolio will not exceed 20% of its total assets. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. Each Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and a Portfolio will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic

31

Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Portfolio’s assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. Each Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Each Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that may not be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Each Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days.

32

Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. Each Portfolio will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

Each Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.
Each Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. Each Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price. DWS Capital Growth VIP and DWS International VIP may write covered call and put options on no more than 5% of each Portfolio’s net assets; the value of the aggregate premiums paid for all put and call options held by each of these Portfolios will not exceed 20% of its total assets.

General Characteristics of Futures. Each Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position. In particular cases, however, when it is economically advantageous to the Portfolio, a long futures position may be terminated (or any option may expire) without the corresponding purchase of securities.

33

The portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. DWS International VIP may enter into foreign currency futures contracts for hedging purposes. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Each Portfolio (except DWS Bond VIP) will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio’s total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. Each Portfolio (subject to the limitations pertaining to certain Portfolios described below) may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. Each Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor. Each

34

Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Each Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

Each Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

DWS Bond VIP will limit its currency exposure to 10% of its total assets measured by the market value of non-U.S. dollar holdings netted with the market value of currency forward contracts.

DWS Capital Growth VIP and DWS International VIP may enter into forward currency contracts for hedging purposes. DWS International VIP may enter into foreign currency futures contracts and foreign currency options for hedging purposes. DWS Capital Growth VIP and DWS International VIP do not intend to enter into such forward or futures contracts to protect the value of their portfolio securities on a regular continuous basis, and will not do so if, as a result, a Portfolio will have more than 15% of the value of its total assets committed to the consummation of such contracts; and generally will not enter into a forward or foreign currency futures contract with a term of greater than one year.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, each Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), a Portfolio holds securities denominated in schillings and the Advisor believes that the value of schillings will decline against the US dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

35

Combined Transactions. Each Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are, currency, and other types of swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed, regular fee. The seller of protection provides the buyer with a contingent exchange that occurs upon a credit event.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. DWS Bond VIP will not invest more than 15% of its total assets in futures contracts and interest rate swaps contracts based on the notional amount of the contracts and will invest in these instruments only for hedging purposes.

DWS Bond VIP may invest up to 15% of its total assets in credit default swaps for both hedging and non-hedging purposes (measured by the notional amount of the contract).

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value”, of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Portfolio’s assets may be invested

36

in credit default swaps for purposes of buying credit protection on individual securities if the Portfolio does not own the individual security or securities at the time of the investment. Where the Portfolio is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Portfolio currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Portfolio’s restrictions on investing in illiquid securities.

If the Portfolio is a buyer of a credit default swap and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if the Portfolio is a buyer and an event of default occurs, the Portfolio will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Portfolio had invested in the reference obligation directly.

The Portfolio may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Portfolio is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Portfolio’s restrictions on investing in illiquid securities.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent a Portfolio’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to the Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

37

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Risks of Specialized Investment Techniques Outside the US. When conducted outside the US, the above described specialized investment techniques may not be regulated as effectively as in the US; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the US of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US; and (v) lower trading volume and liquidity.

Portfolio Holdings Information

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking

38

agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG. and Scudder changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management (DeAM), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, DeIM or a subadvisor, with headquarters at 345 Park Avenue, New York, New York, 10154, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and DWS Trust

39

Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor, that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

For all Portfolios except DWS Bond VIP: The current Agreements for all Portfolios, each dated April 5, 2002, were last renewed by the Trustees on September 29, 2005. Each Agreement had an initial term ending September 30, 2002 and continues in effect until September 30, 2006 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

For DWS Bond VIP: Prior to December 2, 2005, the Advisor served as investment advisor to DWS Bond VIP pursuant to an Investment Management Agreement between the Advisor and DWS Bond VIP (the “Previous Investment Management Agreement”). On December 2, 2005, the Advisor began serving as investment advisor to DWS Bond VIP pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing the Advisor to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated subadvisors.

40

For all Portfolios: Under the Agreements, the Advisor regularly provides the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under the fund’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Fund.

For its investment management services, the Advisor receives compensation monthly at the following annual rates, and received the amounts for the years as indicated, from each Portfolio:

Portfolio	% of the average daily net asset values of each Portfolio	2005	2004	2003
Money Market VIP#	0.370%	$199,057	$227,056	$314,670
DWS Bond VIP##	0.475%	865,302	825,230	867,690
DWS Growth & Income VIP*	0.475%	1,335,546	870,770	730,659
DWS Capital Growth VIP**	0.454%	4,421,003	3,322,815	2,927,691
DWS Global Opportunities VIP+	0.975%	2,754,030	2,073,565	1,456,437
DWS International VIP++	0.858%	4,841,891	4,489,153	3,810,737
DWS Health Care VIP+++	0.750%	959,087	925,788	662,973

#	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to April 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Money Market VIP to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.68%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
##	Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent had contractually agreed, for the period January 1, 2005 to May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class

41

A shares and Class B shares (DWS Bond VIP Class B commenced operations on May 2, 2005) of DWS Bond VIP to 0.71% and 1.11%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Bond VIP to 0.58% and 0.95%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

*	Through April 29, 2005 the investment management fee for DWS Growth & Income VIP was 0.475% of average daily net assets. Effective April 30, 2005 the investment management fee for the DWS Growth & Income VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 1.08%. Also, pursuant to its agreement with DWS Variable Series I, the Advisor has contractually agreed, for the three year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Growth & Income VIP to 0.54% and 0.89%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP $12,854 for expenses. For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.
**	Through April 29, 2005 the investment management fee for the DWS Capital Growth VIP was calculated according to the following schedule: 0.475% of average daily net assets on the first $500 million, 0.450% of average daily net assets on the next $500 million and 0.425% of average daily net assets in excess of $1 billion. As of April 30, 2005 the investment management fee for the DWS Capital Growth VIP is calculated according to the following schedule: 0.475% of average daily net assets on the first $250 million, 0.450% of average daily net assets on the next $750 million and 0.425% of average daily net assets in excess of $1 billion. As a result, the Advisor received compensation at an annual rate of 0.47%, 0.468% and 0.454% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. For the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 1.09%. Also, pursuant to its agreement with DWS Variable Series I, the advisor has contractually agreed, for the three-year period commencing May 1, 2005 through April 30, 2008, to waive a portion of its fee and to reimburse expenses to the extent necessary to maintain total operating expenses of Class A shares and Class B shares of DWS Capital Growth VIP to 0.49% and 0.86%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under these arrangements, the Advisor reimbursed DWS Capital Growth VIP $11,870 for expenses. For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692.
+	The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.24% of average daily net assets for Class A and Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $22,685. Under these arrangements, the Advisor reimbursed DWS Global Opportunities VIP $81,355 for expenses. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Global Opportunities VIP to 1.097% and 1.497%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

42

++	The investment management fee for DWS International VIP is calculated according to the following schedule: 0.875% of average daily net assets on the first $500 million and 0.725% of average daily net assets in excess of $500 million. As a result, the Advisor received compensation at an annual rate of 0.875%, 0.87% and 0.858% for the fiscal years ended December 31, 2003, 2004 and 2005, respectively. From September 1, 2004 through December 31, 2004 the Advisor agreed to waive a portion of its fee. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 1.37% for Classes A and B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Under this arrangement, for the fiscal year ended 2004, the Advisor reimbursed the portfolio $9,159. Under these arrangements, the Advisor reimbursed DWS International VIP $16,354 for expenses. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS International VIP to 1.15% and 1.55%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
+++	The investment management fee for the DWS Health Care VIP is calculated according to the following schedule: 0.750% of average daily net assets on the first $250 million, 0.725% of average daily net assets on the next $750 million, 0.700% of average daily net assets on the next $1.5 billion, 0.680% of average daily net assets on the next $2.5 billion, 0.650% of average daily net assets on the next $2.5 billion, 0.640% of average daily net assets on the next $2.5 billion, 0.630% of average daily net assets on the next $2.5 billion and 0.620% of average daily net assets over $12.5 billion. The Advisor received compensation at an annual rate of 0.750% for each of the fiscal years ended December 31, 2003, 2004 and 2005. The Advisor, the underwriter or the accounting agent have contractually agreed, for the period January 1, 2005 through May 31, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit their total operating expenses at 0.95% of average daily net assets for Class A and 1.35% of average daily net assets for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Pursuant to their respective agreements with DWS Variable Series I, the advisor, the underwriter and the accounting agent have agreed, for the period June 1, 2006 through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A Shares and Class B Shares of DWS Health Care VIP to 1.135% and 1.535%, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under the Agreements, each Portfolio is responsible for all of its other expenses, including clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; taxes and governmental fees; the charges of custodians, transfer agents and other agents; any other expenses, including clerical expenses, of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Fund who are not affiliated with the Advisor; and the cost of preparing and distributing reports and notices to shareholders. The Fund may arrange to have third parties assume all or part of the expense of sale, underwriting and distribution of a Portfolio’s shares. Each Portfolio is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

In addition to payments for investment management services provided by the Advisor, the Trustees, consistent with the Portfolios’ investment management agreements and underwriting agreement, have approved payments to the Advisor and DeAM Investor Services, Inc. for clerical, accounting and certain other services they may provide the Fund or the particular Portfolio. Effective October 1, 1994, the Trustees authorized the elimination of these administrative expenses. Under a new agreement, effective October 1, 1994, the Trustees authorized the Fund, on behalf of each Portfolio, to pay DWS Scudder Fund Accounting Corporation, a subsidiary of the Advisor, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Portfolios.

43

In reviewing the terms of the Agreements and in discussions with the Advisor concerning the Agreements, Independent Trustees (as defined in the 1940 Act) of the Fund are represented by independent counsel at the Fund’s expense.

The Agreements provide that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreements.

Each Participating Insurance Company has agreed with the Advisor to reimburse the Advisor for a period of five years to the extent that the aggregate annual advisory fee paid on behalf of all Portfolios with respect to the average daily net asset value of the shares of all Portfolios held in that Participating Insurance Company’s general or separate account (or those of affiliates) is less than $25,000 in any year. It is expected that insurance companies which become Participating Insurance Companies in the future will be required to enter into similar arrangements.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as Advisor to other funds with investment objectives and policies similar to those of the Portfolios that may have different distribution arrangements or expenses, which may affect performance.

None of the Officers and Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The Agreement identifies the Advisor as the exclusive licensee of the rights to use and sublicense the names “Scudder,” “DWS Scudder” and “Scudder, Stevens and Clark, Inc.” (together, the “Scudder Marks”). Under this license, the Trust, with respect to the fund, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust’s investment products and services.

The term “DWS Scudder” is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds.

Subadvisor and Sub-subadvisor — DWS Bond VIP

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio. DeAMIS rendered investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments. The Advisor managed all other assets of the Portfolio. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. Effective December 1, 2005, DeAMIS became a direct wholly-owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly-owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Effective December 2, 2005 and pursuant to a written contract with the Advisor, AAMI became the subadvisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor and pursuant to the Aberdeen Subadvisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contracted to

44

provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-subadvisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Subadvisory Agreement”).

Under the terms of the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMI and AAMISL, respectively, each agree, subject to the supervision and control of the Advisor and the Board (and, in the case of the Sub-Subadvisory Agreement, also subject to the supervision and control of AAMI), to manage the securities and assets of the Portfolio entrusted to it by the Advisor (and, in the case of the Sub-Subadvisory Agreement, entrusted to AAMISL by AAMI), in accordance with the Portfolio’s investment objectives, policies and restrictions.

AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. AAMISL is paid for its services by AAMI, and not the Portfolio, from its fee as investment subadvisor to the Portfolio. As compensation for their services under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.29% of the average daily net assets of the Portfolio, computed daily and paid monthly. The subadvisory fee paid by DeIM to AAMI for the period December 2, 2005 to December 31, 2005 was $49,460. AAMI will pay AAMISL a fee for its services at the annual rate of 0.04% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement will each have an initial term of two years (unless sooner terminated) and will each remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMISL and AAMI are each obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMISL and AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement or Sub-Subadvisory Agreement prevents AAMISL and AAMI or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement and the Sub-Subadvisory Agreement, AAMISL and AAMI will each be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement or the Sub-Subadvisory Agreement.

Compensation of Portfolio Managers. For all portfolio managers, except for a certain senior investment professional managing the high-yield portion of DWS Bond VIP. The portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base fixed salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

45

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For a certain senior investment professional managing the high yield portion of DWS Bond VIP. The portfolio has been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. The Portfolio manager and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time. Performance information is provided in the Portfolio’s prospectus.

Remuneration of Personnel for DWS Bond VIP:

The following information applies to the Aberdeen employees of DWS Bond VIP: Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

46

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee.

Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in the Long Term Incentive Plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

Conflicts of Interest

In addition, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. AAMI and AAMISL have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Portfolio and also for other clients advised by AAMI and AAMISL, including other client accounts managed by the Portfolio’s portfolio management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of AAMI and AAMISL may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Portfolio may differ from the results achieved for other clients of AAMI and AAMISL. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by AAMI and AAMISL to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of AAMI and AAMISL in the interest of achieving the most favorable net results to the Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

47

In some cases, an apparent conflict may arise where AAMI and AAMISL have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, AAMI and AAMISL have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

Portfolio Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the portfolios’ management team (except Money Market VIP) in the applicable portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
DWS Bond VIP	Andrew P. Cestone	$0		Over $1,000,000
	Gary W. Bartlett	$0		NA
	Warren S. Davis, III	$0		NA
	Thomas J. Flaherty	$0		NA
	J. Christopher Gagnier	$0		NA
	Daniel R. Taylor	$0		NA
	Timothy C. Vile	$0		NA
	William T. Lissenden	$0		NA
	Brett Diment	$0		NA
	Annette Fraser	$0		NA
	Anthony Fletcher	$0		NA
	Nick Hart	$0		NA
	Stephen Ilott	$0		NA
	Ian Winship	$0		NA
	Matthew Cobon	$0		NA

DWS Growth & Income VIP	Theresa Gusman	$0		$100,001-$500,000
	Gregory Y. Sivin	$0		$50,001-$100,000
	Sal Bruno	$0		$100,001-$500,000

DWS Capital Growth VIP	Julie M. Van Cleave	$0	(1)	Over $1,000,000
	Jack A. Zehner	$0	(2)	$50,001-$100,000
	Thomas J. Schmid	$0		$100,001-$500,000

DWS Global Opportunities VIP	Joseph Axtell	$0	(3)	$100,001-$500,000
	Terrence S. Gray	$0	(4)	$500,001-$1,000,000

DWS International VIP	Matthias Knerr	$0		$100,001-$500,000

DWS Health Care VIP	James Fenger	$0		Over $1,000,000
	Leefin Lai	$0	(5)	$100,001-$500,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

48

(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $1-$10,000 in DWS Capital Growth Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $50,001-$100,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(4)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Global Opportunities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(5)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Health Care VIP, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

Conflicts of Interest

In addition to managing the assets of the portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	10	$7,723,974,470	0	$0
	Gary W. Bartlett	8	$3,235,996,266	0	$0
	Warren S. Davis, III	8	$3,235,996,266	0	$0
	Thomas J. Flaherty	8	$3,235,996,266	0	$0
	J. Christopher Gagnier	8	$3,235,996,266	0	$0
	Daniel R. Taylor	8	$3,235,996,266	0	$0
	Timothy C. Vile	8	$3,235,996,266	0	$0
	William T. Lissenden	8	$3,235,996,266	0	$0
	Brett Diment	5	$1,567,938,699	0	$0
	Annette Fraser	5	$1,567,938,699	0	$0
	Anthony Fletcher	5	$1,567,938,699	0	$0
	Nick Hart	5	$1,567,938,699	0	$0
	Stephen Ilott	5	$1,567,938,699	0	$0
	Ian Winship	5	$1,567,938,699	0	$0
	Mathew Cobon	5	$1,567,938,699	0	$0
DWS Growth & Income VIP	Theresa Gusman	10	$5,770,837,190	0	$0
	Gregory Y. Sivin	8	$5,202,479,373	0	$0

49

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno		$5,202,479,373	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	4	$5,095,222,293	0	$0
	Jack A. Zehner	2	$2,352,746,491	0	$0
	Thomas J. Schmid	2	$2,352,746,491	0	$0
DWS Global Opportunities VIP	Joseph Axtell	1	$655,287,684	0	$0
	Terrence S. Gray	4	$2,283,517,603	0	$0
DWS International VIP	Matthias Knerr	4	$2,649,498,511	0	$0
DWS Health Care VIP	James Fenger	1	$248,641,687	0	$0
	Leefin Lai	1	$248,641,687	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	14	$3,939,987,953	0	$0
	Warren S. Davis, III	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0
	Brett Diment	27	$1,264,010,618	0	$0
	Annette Fraser	27	$1,264,010,618	0	$0
	Anthony Fletcher	27	$1,264,010,618	0	$0
	Nick Hart	27	$1,264,010,618	0	$0
	Stephen Ilott	27	$1,264,010,618	0	$0
	Ian Winship	27	$1,264,010,618	0	$0
	Mathew Cobon	27	$1,264,010,618	0	$0
DWS Growth & Income VIP	Theresa Gusman	0	$0	0	$0
	Gregory Y. Sivin	0	$0	0	$0

50

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	3	$23,911,423	0	$0
	Jack A. Zehner	3	$23,911,423	0	$0
	Thomas J. Schmid	3	$23,911,423	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$503,968,813	0	$0
DWS International VIP	Matthias Knerr	5	$46,365,659	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Bond VIP	Andrew P. Cestone	0	$0	0	$0
	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis, III	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
	Brett Diment	93	$23,491,246,957	29	$6,240,384,809
	Annette Fraser	93	$23,491,246,957	29	$6,240,384,809
	Anthony Fletcher	93	$23,491,246,957	29	$6,240,384,809
	Nick Hart	93	$23,491,246,957	29	$6,240,384,809
	Stephen Ilott	93	$23,491,246,957	29	$6,240,384,809
	Ian Winship	93	$23,491,246,957	29	$6,240,384,809
	Mathew Cobon	93	$23,491,246,957	29	$6,240,384,809

51

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts
DWS Growth & Income VIP	Theresa Gusman	1	$55,902,194	0	$0
	Gregory Y. Sivin	0	$0	0	$0
	Sal Bruno	0	$0	0	$0
DWS Capital Growth VIP	Julie M. Van Cleave	14	$1,279,351,379	0	$0
	Jack A. Zehner	14	$1,279,351,379	0	$0
	Thomas J. Schmid	14	$1,279,351,379	0	$0
DWS Global Opportunities VIP	Joseph Axtell	0	$0	0	$0
	Terrence S. Gray	2	$460,023,303	0	$0
DWS International VIP	Matthias Knerr	4	$844,882,218	0	$0
DWS Health Care VIP	James Fenger	0	$0	0	$0
	Leefin Lai	0	$0	0	$0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

52

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the portfolios’ Board.

AMA InvestmentLinkSM Program

Pursuant to an Agreement between the Advisor and AMA Solutions, Inc., a subsidiary of the American Medical Association (the “AMA”), dated May 9, 1997, the Advisor has agreed, subject to applicable state regulations, to pay AMA Solutions, Inc. royalties in an amount equal to 5% of the management fee received by the Advisor with respect to assets invested by AMA members in DWS Funds in connection with the AMA InvestmentLinkSM Program. The Advisor will also pay AMA Solutions, Inc. a general monthly fee, currently in the amount of $833 in connection with these arrangements. The AMA and AMA Solutions, Inc. are not engaged in the business of providing investment advice and neither is registered as an investment Advisor or broker/dealer under federal securities laws. Any person who participates in the AMA InvestmentLinkSM Program will be a customer of the Advisor (or of a subsidiary thereof) and not the AMA or AMA Solutions, Inc. AMA InvestmentLinkSM is a service mark of AMA Solutions, Inc.

Codes of Ethics

The Fund, Advisor and subadvisor, as applicable, and the Fund’s principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

53

FUND SERVICE PROVIDERS

Principal Underwriter

Pursuant to an underwriting agreement dated September 30, 2002, DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 (the “Distributor”), an affiliate of the Advisor, is the principal underwriter for the Class A and Class B shares of each Portfolio.

Under the principal underwriting agreement between the Fund and the Distributor, the Fund is responsible for the payment of all fees and expenses in connection with the preparation and filing of any registration statement and prospectus covering the issue and sale of shares, and the registration and qualification of shares for sale with the SEC in the various states, including registering the Distributor as a broker or dealer. The Fund will also pay the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders and any notice, proxy statement, report, prospectus or other communication to shareholders of the Fund, printing and mailing confirmations of purchases of shares, any issue taxes or any initial transfer taxes, a portion of toll-free telephone service for shareholders, wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction), printing and postage of business reply envelopes and a portion of the computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under Federal and state laws, a portion of the toll-free telephone service and of computer terminals, and of any activity which is primarily intended to result in the sale of shares issued by the Fund, except with respect to Class B shares, for which a 12b-l Plan is in effect which provides that the Fund shall bear some or all of the distribution related expenses attributable to such shares. The Distributor has entered into agreements with broker-dealers authorized to offer and sell VA contracts and VLI policies on behalf of the Participating Insurance Companies under which agreements the broker-dealers have agreed to be responsible for the fees and expenses of any prospectus, statement of additional information and printed information supplemental thereto of the Fund distributed in connection with their offer of VA contracts and VLI policies.

The Distributor currently offers shares of each Portfolio on a continuous basis to the separate accounts of Participating Insurance Companies in all states in which a Portfolio or the Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value without sales commission or load being charged. The Distributor has made no commitment to acquire shares of any Portfolio.

Each Portfolio (Except DWS Money Market VIP) has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, DWS Variable Series I may make quarterly payments to the distributor as reimbursement for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. In connection with its consideration of the Plan, the Board of Trustees was furnished with drafts of the Plan and related materials, including information related to the advantages and disadvantages of Rule 12b-1 plans currently being used in the mutual fund industry. Legal counsel for the Fund provided additional information, summarized the provisions of the proposed Plan and discussed the legal and regulatory considerations in adopting such Plan.

54

Expenses of the Portfolios and of the Distributor in connection with the Rule 12b-1 plan for the Class B shares are set forth below:

Class B Shares	Fiscal Year 2004	Fiscal Year 2005
DWS Bond VIP	*	$427
DWS Growth & Income VIP	$61,944	$104,192
DWS Capital Growth VIP	$49,709	$138,501
DWS Global Opportunities VIP	$45,532	$68,421
DWS International VIP	$70,912	$93,098
DWS Health Care VIP	$40,385	$52,676

*	As of December 31, 2004 DWS Bond VIP did not have any outstanding Class B shares.

The Board considered various factors in connection with its decision as to whether to approve the Plan, including (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the possible benefits of the Plan to any other person relative to those of the Fund; (e) the effect of the Plan on existing owners of VA contracts and VLI policies; (f) the merits of possible alternative plans or pricing structures; (g) competitive conditions in the variable products industry and (h) the relationship of the Plan to other distribution efforts of the Fund.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Fund’s Plan is reasonably likely to benefit the Fund and the VA contract and VLI policy owners in at least one of several ways. Specifically, the Board concluded that the Participating Insurance Companies would have less incentive to educate VA contract and VLI policy owners and sales people concerning the Fund if expenses associated with such services were not paid for by the Fund. In addition, the Board determined that the payment of distribution fees to insurers should motivate them to maintain and enhance the level of services relating to the Fund provided to VA contract and VLI policy owners, which would, of course, benefit such VA contract and VLI policy owners. Further, the adoption of the Plan would likely help to maintain and may lead to an increase in net assets under management given the distribution financing alternatives available through the multi-class structure. The Board also took into account expense structures of other competing products and administrative compensation arrangements between other funds, their advisors and insurance companies that currently are in use in the variable products industry. Further, it is anticipated that Plan fees may be used to educate potential and existing owners of VA contracts and VLI policies concerning the Fund, the securities markets and related risks.

The Board realizes that there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results. However, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the Plan.

The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio and who have no financial interest in the operation of the Plan (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

55

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, is the transfer and dividend paying agent for the Fund. The Fund reimburses DWS-SISC, or pays directly, for “out-of-pocket” expenses. Such expenses include, but are not limited to: telephone (portion allocable to servicing accounts); postage, overnight service or similar services; stationary and envelopes; shareholder statements, printing and postage; checks, stock supply, printing and postage; data circuits; lease and maintenance of SAIL and Easy Access; forms; microfilm and microfiche; and expenses incurred at the specific direction of the Fund. DWS-SISC receives no fee for its services to the Fund. These expenses will be billed by DWS-SISC to the Fund within the first five (5) business days of each month and will be paid by wire within five (5) business days of receipt.

Certain record-keeping and administrative services that would otherwise be performed by the transfer agent may be performed by the Participating Insurance Company that purchases a Portfolio’s shares, and the Fund or the Advisor (including any affiliate of the Advisor), or both, may pay the Participating Insurance Company for such services.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

Custodian

Portfolio securities of the Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP are held separately, pursuant to a custodian agreement, by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian.

DWS Bond VIP and DWS Health Care VIP only: SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Portfolio securities of DWS Global Opportunities VIP and DWS International VIP are held separately, pursuant to a custodian agreement, by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as custodian.

Independent Registered Public Accounting Firm

The Financial Highlights of the Portfolios included in the Fund’s prospectuses and the Financial Statements incorporated by reference into this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, independent registered public accounting firm, and given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP audits the financial statements of the Fund and provides other audit, tax, and related services. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Legal Counsel

The law firm of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, is counsel for the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), Two International Place, Boston, Massachusetts 02110-4103, a subsidiary of the Advisor, computes net asset value for the Portfolios. Money Market VIP pays DWS-SFAC an

56

annual fee equal to 0.020% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP each pay DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150 million and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS Global Opportunities VIP and DWS International VIP each pay DWS-SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets, 0.040% of such assets in excess of $150 million and 0.020% of such assets in excess of $1 billion, plus holding and transaction charges for this service. DWS-SFAC computes net asset value for the Portfolios.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreement. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

The table below shows the fees paid to DWS-SFAC for the last three fiscal years.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
Money Market VIP	$43,702	$36,796	$30,276
DWS Bond VIP	$135,150	$119,718	$78,258
DWS Growth & Income VIP	$93,605	$66,951	$68,392
DWS Capital Growth VIP	$146,442	$119,838	$108,362
DWS Global Opportunities VIP	$226,558	$180,569	$125,625
DWS International VIP	$374,978	$372,264	$326,304
DWS Health Care VIP	$63,666	$72,604	$47,373

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios/funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the portfolios/funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

57

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios/funds to their customers. However, the Advisor does not consider sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios/funds as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios/funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a portfolio/fund, to cause the portfolio/fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the portfolio/fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the portfolio/fund making the trade, and not all such information is used by the Advisor in connection with such portfolio/fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the portfolio/fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio/fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio/fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the portfolio/fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio/fund.

Deutsche Bank AG or one of its affiliates (or in the case of a subadvisor, the subadvisor or one of its affiliates) may act as a broker for the portfolios/funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the portfolios’/funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio/fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

58

Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Credit Suisse	$2,500
HBOS Plc	$1,500

DWS Bond VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
HSBC Bank Plc	$904
Merrill Lynch	$313
BNP Paribas	$39
Americredit	$37
Doral Financial Corp.	$29

DWS Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$11,334
Goldman Sachs Group, Inc.	$8,513
Lehman Brothers Holdings, Inc.	$7,970
General Electric Capital Corp.	$5,953
Wachovia Corp.	$5,466
Merrill Lynch	$4,944
Wells Fargo & Co.	$4,020
Zions Bancorp	$2,531
JPMorgan Chase & Co.	$2,498
US Bancorp	$2,059

DWS Capital Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$37,580
Lehman Brothers Holdings, Inc.	$13,765
Bank of America Corp.	$13,730

59

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,841
Goldman Sachs	$11,545
Merrill Lynch	$6,726
Legg Mason	$7,295

DWS Global Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Zions Bancorp	$4,352
Macquaire Bank Ltd.	$4,097
Matsui Securities Co., Ltd.	$2,582
Bangkok Bank	$1,710
Alpha Bank AE	$1,562

DWS International VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Banca Intesa SpA	$10,460
Allianz AG	$8,968
BNP Paribas	$8,437
HSBC Holdings PLC	$7,764
Axa	$7,647
Australia & New Zealand Banking Group, Plc	$5,938
Alpha Bank AE	$4,826
Foreningssparbanken AB (Swedbank)	$3,116

DWS Health Care VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio does not hold any securities of its regular brokers or dealers.

The table below shows total brokerage commissions paid by each Portfolio then existing for the last three fiscal years including the most recent fiscal year.

Portfolio	Fiscal 2003	Fiscal 2004	Fiscal 2005
Money Market VIP	$0	$0	$0
DWS Bond VIP	$0	$0	$0
DWS Growth & Income VIP	$141,538	$133,135	$507,380
DWS Capital Growth VIP	$186,147	$265,189	$375,290
DWS Global Opportunities VIP	$209,722	$147,157	$293,518
DWS International VIP	$1,586,007	$1,163,918	$1,215,094
DWS Health Care VIP	$160,579	$237,824	$159.618

60

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less. Higher levels of activity by a Portfolio result in higher transaction costs and may also result in taxes on realized capital gains to be borne by a Portfolio’s shareholders. Purchases and sales are made whenever necessary, in the Advisor’s discretion, to meet a Portfolio’s objective. Under the above definition, Money Market VIP will have no portfolio turnover.

Portfolio turnover rates for the two most recent fiscal periods are as follows:

	12/31/04	12/31/05
DWS Bond VIP	223%	187%
DWS Growth & Income VIP	33%	115%
DWS Capital Growth VIP	15%	17%
DWS Global Opportunities VIP	24%	30%
DWS International VIP	73%	59%
DWS Health Care VIP	77%	43%

PURCHASES AND REDEMPTIONS

The separate accounts of the Participating Insurance Companies purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to variable annuity contracts and variable life insurance policies, but only on days on which the Exchange is open for trading. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share, determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on that same day except that, in the case of Money Market VIP, purchases will not be effected until the next determination of net asset value after federal funds have been made available to the Fund. (See “NET ASSET VALUE.”) Payment for redemptions will be made by State Street Bank and Trust Company or Brown Brothers Harriman & Co., as applicable, on behalf of the Fund and the applicable Portfolios within seven days thereafter. No fee is charged the separate accounts of the Participating Insurance Companies when they redeem Fund shares.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Set forth below is a discussion of certain US federal income tax consequences relating to the ownership of shares in the Portfolios by life insurance companies for the purpose of funding variable life insurance policies. This discussion does not purport to be complete or to deal with all aspects of federal income taxation. It deals only with the status of the Portfolios as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as

61

amended (the “Code”) and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon the present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.

The discussion below is generally based on the assumption that the shares of each Portfolio will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Portfolios’ shares will be currently taxed on the Portfolios’ distributions, and on the proceeds of any redemption of the Portfolios’ shares, under the Code rules.

For information concerning the federal tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a Portfolio, no attempt is made here to particularly describe the tax aspects of an investment in such a Portfolio.

Each Portfolio of the Fund has elected to be treated as a RIC under subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets consists of cash and cash items, US government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the US Government or other RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses; and (c) distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income (if any), and, the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To the extent each Portfolio qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Such qualification does not involve governmental supervision or management of investment practices or policy.

If a Portfolio were to fail to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Portfolio would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Portfolio level. The excise tax is generally inapplicable to any RIC whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

A Portfolio’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Each Portfolio also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a Portfolio as assets of the related separate account, these

62

regulations are imposed on the assets of a Portfolio. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each US Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), US Government securities and securities of other regulated investment companies. Failure by a Portfolio to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (“IRS”) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holder’s control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. The Portfolios are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in the summer of 2004 relating to ss. 817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in the Portfolio, described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Portfolios, and such guidance could affect the treatment of the Portfolios described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a Portfolio will be able to operate as currently described, or that such Portfolio will not have to change its investment objective or investment policies. A Portfolio’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Portfolio.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

Investment by a Portfolio in “passive foreign investment companies” (“PFICs”) could subject the Portfolio to US federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio’s taxable

63

year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a “qualified electing fund” (“QEF election”), in which case the Portfolio will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio’s total return.

Money Market VIP

The net investment income of Money Market VIP is determined as of the close of regular trading on the Exchange (normally 4 p.m. Eastern time) on each day on which the Exchange is open for business. All of the net income so determined normally will be declared as a dividend to shareholders of record as of the close of regular trading on such Exchange after the purchase and redemption of shares. Unless the business day before a weekend or holiday is the last day of an accounting period, the dividend declared on that day will include an amount in respect of the Portfolio’s income for the subsequent non-business day or days. No daily dividend will include any amount of net income in respect of a subsequent semi-annual accounting period. Dividends commence on the next business day after the date of purchase. Dividends will be invested in additional shares of the Portfolio at the net asset value per share, normally $1.00, determined as of the first business day of each month unless payment of the dividend in cash has been requested.

Net investment income of Money Market VIP consists of all interest income accrued on portfolio assets less all expenses of the Portfolio and amortized market premium. Accredited market discount is included in interest income. The Portfolio does not anticipate that it will normally realize any long-term capital gains with respect to its portfolio.

Normally Money Market VIP will have a positive net income at the time of each determination thereof. Net income may be negative if an unexpected liability must be accrued or a loss realized. If the net income of the Portfolio determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Trustees have the authority (1) to reduce the number of shares in each shareholder’s account, (2) to offset each shareholder’s pro rata portion of negative net income from the shareholder’s accrued dividend account or from future dividends, or (3) to combine these methods in order to seek to maintain the net asset value per share at $1.00. The Fund may endeavor to restore the Portfolio’s net asset value per share to $1.00 by not declaring dividends from net income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net income which is not declared as a dividend.

Should Money Market VIP incur or anticipate, with respect to its portfolio, any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio’s income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid. Similarly, should Money Market VIP incur or anticipate any unusual or unexpected significant income, appreciation or gain which would affect disproportionately the fund’s income for a particular period, the Trustees or the Executive Committee of the Trustees may consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such income, appreciation or gain on the dividend received by existing shareholders. Such actions may reduce the amount of the daily dividend received by existing shareholders.

All Portfolios (except Money Market VIP)

Each Portfolio, except Money Market VIP, intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Portfolio may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, a Portfolio may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax

64

liability. If a Portfolio does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, that Portfolio may be subject to that excise tax.

Each Portfolio, except Money Market VIP, intends to distribute investment company taxable income and any net realized capital gains in April each year. Additional distributions may be made if necessary.

All distributions will be made in shares of a Portfolio. Both dividends and capital gain distributions will be reinvested in additional shares of such a Portfolio unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

Shareholders of the Portfolios may be subject to state and local taxes on distributions received from such Portfolios and on redemptions of their shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution.

The Fund is organized as a Massachusetts business trust, and neither the Fund nor the Portfolios are liable for any income or franchise tax in the Commonwealth of Massachusetts providing each Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

NET ASSET VALUE

The net asset value of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for regular trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the net asset value of such class, which is the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the

65

basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last trade price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

For Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

66

TRUSTEES AND OFFICERS

DWS Variable Series I

The following table presents certain information regarding the Trustees and Officers of the Trust as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, MA 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman since 2004 and Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	43

67

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	45

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, DWS Global High Income Fund, Inc. (since 2001), DWS Global Commodities Stock Fund, Inc. (since 2004) and The Brazil Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	44

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	45

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies; 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005)	43

68

Officers2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Michael Colon[4] (1969) President, 2006-present	Managing Director[3] and Chief Operating Officer, Deutsche Asset Management (since 1999); President DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary, 2005-present	Director(3), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

A. Thomas Smith[4] (1956) Chief Legal Officer, 2005-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher LLP (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the officers of the Trust, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.

69

[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.
[3]	Executive title, not a board directorship.
[4]	Address: 345 Park Avenue, New York, New York 10154.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Trustees’ Responsibilities. The primary responsibility of the Board of Trustees is to represent the interests of the Fund’s shareholders and to provide oversight of the management of the Fund. Currently, six of the Board’s members are “Independent Trustees;” that is, they are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor.

The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2005, the Trustees conducted over 55 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings were held over the course of 17 different days. In addition, various Trustees participated as members of the Board’s Valuation Committee throughout the year. Furthermore, the Independent Trustees review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute’s 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Fund’s independent public accountants and other independent experts retained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Independent Trustees from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following standing committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to their independence. The members of the Audit Committee are Keith R. Fox (Chair), Kenneth C. Froewiss and Jean Gleason Stromberg. The Audit Committee held six meetings during the calendar year 2005.

Nominating/Corporate Governance Committee: The Nominating/Corporate Governance Committee (i) selects and nominates candidates to serve as Independent Trustees*; (ii) oversees all other fund governance-related matters, including Board compensation practices, retirement policies, self-evaluations of effectiveness and allocations of assignments and functions of committees of the Board. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair) and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Trustees) held five meetings during the calendar year 2005.

Valuation Committee: The Valuation Committee oversees fund valuation matters, reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation

70

Procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are Keith R. Fox (Chair), Kenneth C. Froewiss, Henry P. Becton, Jr. (alternate), Dawn-Marie Driscoll (alternate), Jean Gleason Stromberg (alternate) and Carl W. Vogt. Two Valuation Committee members or alternate members, 50% or more which are Independent Trustees, are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee held eight meetings for DWS Global Opportunities VIP and six meetings for all other portfolios for the calendar year 2005.

Investment Oversight Committee: The Board has established two Investment Oversight Committees, one focusing on funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with fund portfolio managers and other investment personnel to review the relevant funds’ investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr. (Chair) and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss and Jean Gleason Stromberg (Chair). Each Investment Oversight Committee held six meetings during the calendar year 2005.

Marketing/Shareholder Service Committee: The Marketing/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the Funds and their shareholders, and (ii) the distribution-related services provided to the Fund and their shareholders. The members of the Shareholder Servicing and Distribution Committee are Carl W. Vogt (Chair) and Jean Gleason Stromberg. The Marketing/Shareholder Service Committee (previously known as the Shareholder Servicing and Distribution Committee) held six meetings during the calendar year 2005.

Legal/Regulatory/Compliance Committee: The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Fund, including the handling of pending or threatened litigation or regulatory action involving the Fund, and (ii) general compliance matters relating to the Fund. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Jean Gleason Stromberg and Carl Vogt (Chair). This committee met six times in 2005.

Expense/Operations Committee: The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Funds, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox (Chair) and Kenneth C. Froewiss. The Expense/Operations Committee held six meetings during the calendar year 2005.

*	Fund Shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.

Remuneration. Each Independent Trustee receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from all of the funds in the fund complex during the calendar year 2005.

71

Name of Trustee	Compensation from DWS Variable Series I	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Fund Complex 2 3 4
Henry P. Becton, Jr.	$11,230	$0	$164,000
Dawn-Marie Driscoll[1]	$13,335	$0	$203,829
Keith R. Fox	$12,291	$0	$184,829
Kenneth C. Froewiss[5]	$3,248	$0	$129,687
Jean Gleason Stromberg	$11,984	$0	$178,549
Carl W. Vogt	$11,073	$0	$162,049

[1]	Includes $19,000 in annual retainer fees in Ms. Driscoll’s role as Chairman of the Board.
[2]	For each Trustee, except Mr. Froewiss, total compensation includes compensation for service on the boards of 20 trusts/corporations comprised of 48 funds/portfolios. Each Trustee, except Mr. Froewiss, currently serves on the boards of 20 trusts/corporations comprised of 43 funds/portfolios. Mr. Froewiss currently serves on the boards of 23 trusts/corporations comprised of 46 funds/portfolios.
[3]	Aggregate compensation reflects amounts paid to the Trustees, except Mr. Froewiss, for special meetings of ad hoc committees of the Boston Board in connection with the possible consolidation of the various DWS Fund Boards and Funds, meetings for considering Fund expense simplification, and with respect to legal and regulatory matters. Such amounts totaled $5,500 for Mr. Becton, $26,280 for Ms. Driscoll, $25,280 for Mr. Fox, $18,000 for Ms. Stromberg and $3,500 for Mr. Vogt. These meeting fees were borne by the Funds.
[4]	Aggregate compensation also reflects amounts paid to the Trustees for special meetings of the Boston Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds. Such amounts totaled $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Ms. Stromberg and $1,000 for Mr. Vogt. These meeting fees were borne by the Advisor.
[5]	Mr. Froewiss was appointed to the Boston Board on September 15, 2005. His compensation includes fees received as a member of five DWS closed-end funds in 2005, for which he served on the Board.

Trustee Fund Ownership of Independent and Interested Trustees

The following sets forth ranges of Trustee beneficial share ownership as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series I	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Henry P. Becton, Jr.	None	Over $100,000
Dawn-Marie Driscoll	None	Over $100,000
Keith R. Fox	None	Over $100,000
Kenneth C. Froewiss	None	Over $100,000
Jean Gleason Stromberg	None	Over $100,000
Carl W. Vogt	None	Over $100,000

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

72

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.		None
Dawn-Marie Driscoll		None
Keith R. Fox		None
Kenneth C. Froewiss		None
Jean Gleason Stromberg		None
Carl W. Vogt		None

Securities Beneficially Owned

As of April 10, 2006, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of each class of the Fund.

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of April 10, 2006, 24,385,280.240 shares in the aggregate, or 46.84% of the outstanding shares of Money Market VIP, were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,676,447.830 shares in the aggregate, or 14.74% of the outstanding shares of Money Market VIP, were held in the name of Paragon Multi Manager, Saint Louis, MO 63105-3443, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,677,380.660 shares in the aggregate, or 5.14% of the outstanding shares of Money Market VIP, were held in the name of Carillon Life Account, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,437,864.150 shares in the aggregate, or 12.37% of the outstanding shares of Money Market VIP, were held in the name of Union Cen. Individual Money Market, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,968,977.133 shares in the aggregate, or 6.50% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,397,926.716 shares in the aggregate, or 7.92% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,165,375.612 shares in the aggregate, or 46.76% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Lincoln Benefit Life Annuity, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,381,635.598 shares in the aggregate, or 21.07% of the outstanding shares of DWS Bond VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

73

As of April 10, 2006, 77,642.919 shares in the aggregate, or 68.76% of the outstanding shares of DWS Bond VIP, Class B were held in the name of The Manufacturers Life Insurance Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,903.444 shares in the aggregate, or 11.43% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103.3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 22,373.465 shares in the aggregate, or 19.81% of the outstanding shares of DWS Bond VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,660,008.525 shares in the aggregate, or 9.64% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,347,938.703 shares in the aggregate, or 10.81% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 17,571,044.749 shares in the aggregate, or 29.92% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, St. Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,976,093.789 shares in the aggregate, or 11.88% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of PowerV Farmers & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,006,190.466 shares in the aggregate, or 18.74% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Zurich Destination/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,654,636.028 shares in the aggregate, or 7.93% of the outstanding shares of DWS Capital Growth VIP, Class A were held in the name of Charter Nat. Life Ins. Co.-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 6001-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,609,590.295 shares in the aggregate, or 84.02% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 365,540.803 shares in the aggregate, or 8.51% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 268,939.119 shares in the aggregate, or 6.26% of the outstanding shares of DWS Capital Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,604,076.172 shares in the aggregate, or 18.83% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,229,544.752 shares in the aggregate, or 58.66% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment

74

Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,890,003.691 shares in the aggregate, or 9.87% of the outstanding shares of DWS Global Opportunities VIP, Class A were held in the name of Charter Nat. Life Ins. Co-Horizon, Attn: Accounting Financial Control Team, Vernon Hills, IL 60061-1826, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 347,550.495 shares in the aggregate, or 15.62% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,430,863.092 shares in the aggregate, or 64.32% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,191.232 shares in the aggregate, or 10.39% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 204,432.549 shares in the aggregate, or 9.19% of the outstanding shares of DWS Global Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,794,446.547 shares in the aggregate, or 27.85% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 30,888,802.791 shares in the aggregate, or 11.35% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Allmerica Life Insurance Co., Worcester, MA 01653.0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,417,173.603 shares in the aggregate, or 5.06% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of PowerV Farmers PowerV & Flex Vulnet, Schaumburg, IL 60196-6800, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,867,324.229 shares in the aggregate, or 28.11% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,606,901.127 shares in the aggregate, or 5.74% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust, Cust. FBO SVSII Scud Growth & Income, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,441,424.321 shares in the aggregate, or 8.72% of the outstanding shares of DWS Growth & Income VIP, Class A were held in the name of State Street Bank & Trust Cust., FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 421,961.094 shares in the aggregate, or 8.76% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of United of Omaha, Attn: Product Accounting & Reporting, Omaha, NE 68175-0001, who may be deemed as the beneficial owner of certain of these shares.

75

As of April 10, 2006, 3,236,908.656 shares in the aggregate, or 67.16% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 519,087.039 shares in the aggregate, or 10.77% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 595,583.296 shares in the aggregate, or 12.36% of the outstanding shares of DWS Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,699,301.312 shares in the aggregate, or 20.97% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,357,170.265 shares in the aggregate, or 78.43% of the outstanding shares of DWS Health Care VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,309,391.521 shares in the aggregate, or 74.91% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 205,867.990 shares in the aggregate, or 11.78% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 229,366.313 shares in the aggregate, or 13.12% of the outstanding shares of DWS Health Care VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,420,904.110 shares in the aggregate, or 6.67% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,642,438.026 shares in the aggregate, or 7.10% of the outstanding shares of DWS International VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,570,084.220 shares in the aggregate, or 5.01% of the outstanding shares of DWS International VIP, Class A were held in the name of Metlife Inv. USA Sep. Acct. A, Boston, MA 02116-3706, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,578,802.373 shares in the aggregate, or 6.98% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, New York, NY 10022-6815, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,438,593.830 shares in the aggregate, or 24.26% of the outstanding shares of DWS International VIP, Class A were held in the name of Mutual of America, Sep. Acct. 2, Saint Louis, MO 63122, who may be deemed as the beneficial owner of certain of these shares.

76

As of April 10, 2006, 4,158,493.415 shares in the aggregate, or 8.11% of the outstanding shares of DWS International VIP, Class A were held in the name of Union Central ESP International, Cincinnati, OH 45201-0179, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,702,079.061 shares in the aggregate, or 20.87% of the outstanding shares of DWS International VIP, Class A were held in the name of Zurich Destinations/Farmers Fund, c/o Kilico, Attn: Investment Accounting LL-2W, P.O. Box 19097, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,003,167.883 shares in the aggregate, or 81.33% of the outstanding shares of DWS International VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 316,202.703 shares in the aggregate, or 8.56% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 301,368.614 shares in the aggregate, or 8.16% of the outstanding shares of DWS International VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Portfolios, each Portfolio’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Portfolios or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Portfolios against the Portfolios, their directors and officers, the Portfolios’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Portfolios and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Portfolio’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Portfolios’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Portfolio’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Portfolios or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Portfolios as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Portfolio’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Portfolios.

SHAREHOLDER COMMUNICATIONS

Owners of policies and contracts issued by Participating Insurance Companies for which shares of one or more Portfolios are the investment vehicle will receive from the Participating Insurance Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Portfolios’ independent public accountants. Each

77

report will show the investments owned by a Portfolio and the market values thereof as determined by the Trustees and will provide other information about a Portfolio and its operations.

Participating Insurance Companies with inquiries regarding the Fund or its Portfolios may call the Fund’s underwriter, DWS Scudder Distributors, Inc., at 1-800-778-1482 or write DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606-5808.

FUND ORGANIZATION

General

The Portfolios are series of DWS Variable Series I, a Massachusetts business trust established under an Amended and Restated Declaration of Trust dated October 24, 1997, as amended from time to time. The Fund offers seven portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP.

The Fund may issue an unlimited number of shares of beneficial interest in the Portfolios, all having $.01 par value, which may be divided by the Board of Trustees into classes of shares. The Board of Trustees of the Fund may authorize the issuance of additional classes and additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund offers multiple Portfolios, it is known as a “series company.” Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio and are subject to any preferences, rights or privileges of any classes of shares of the Portfolio. Currently, each Portfolio (except Money Market VIP, which does not offer separate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class A and Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Class A and Class B Rule 12b-1 Plans, respectively. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares of each Portfolio are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholder meetings and does not intend to do so. However, the Fund will hold special meetings as required or deemed desirable for such purposes as electing Trustees, changing fundamental policies or approving an investment management agreement. Subject to the Declaration of Trust, shareholders may remove Trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of Trustees, or when voting by class is appropriate.

The Portfolios generally are not required to hold meetings of their shareholders. Under the Declaration of Trust, however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of Trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or Portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Portfolios, or any registration of the Portfolios with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The activities of the Fund are supervised by its Trustees, who are elected by shareholders. Shareholders have one vote for each share held. Fractional shares have fractional votes.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act, (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the Trustees have

78

been elected by shareholders, and (b) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy `will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of two-thirds of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Portfolio stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Portfolio has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund’s Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Portfolio could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Portfolio and certain amendments of the Declaration of Trust, would not be effected by this provision; nor would matters which under the 1940 Act require the vote of a “majority of the outstanding voting securities” as defined in the 1940 Act. The Fund will vote its shares in each Underlying Fund in proportion to the vote of all other shareholders of each respective Underlying Fund.

The Fund’s Declaration of Trust specifically authorizes the Board of Trustees to terminate any Portfolio or class by notice to the shareholders without shareholder approval.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a portfolio thereof. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Portfolio and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Portfolio or the Fund’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Portfolio property for all losses and expenses of any shareholder held personally liable for the obligations of a Portfolio and each Portfolio will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Portfolio itself is unable to meet its obligations. It is possible that a Portfolio might become liable for a misstatement regarding another Portfolio. The Trustees of the Fund have considered this and approved the use of a combined Statement of Additional Information for the Portfolios.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, of reckless disregard of duties involved in the conduct of his or her office.

Shares entitle their holders to one vote per share; however, separate votes will be taken by each Portfolio on matters affecting an individual Portfolio. For example, a change in investment policy for Money Market VIP would be voted upon only by shareholders of Money Market VIP. Additionally, approval of the investment advisory agreement covering a Portfolio is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares

79

voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.

Shareholders have certain rights, as set forth in the Declaration of Trust of the Fund, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of beneficial interest of the Fund.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

80

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

ADDITIONAL INFORMATION

The CUSIP number of Money Market VIP is 23338G 844.

The CUSIP number of DWS Bond VIP Class A shares is 23338G 109.

The CUSIP number of DWS Bond VIP Class B shares is 23338G 208.

The CUSIP number of DWS Growth & Income VIP Class A shares is 23338G 703.

The CUSIP number of DWS Growth & Income VIP Class B shares is 23338G 802.

The CUSIP number of DWS Capital Growth VIP Class A shares is 23338G 307.

The CUSIP number of DWS Capital Growth VIP Class B shares is 23338G 406.

The CUSIP number of DWS Global Opportunities VIP Class A shares is 23338G 505.

The CUSIP number of DWS Global Opportunities VIP Class B shares is 23338G 604.

The CUSIP number of DWS International VIP Class A shares is 23338G 869.

The CUSIP number of DWS International VIP Class B shares is 23338G 851.

The CUSIP number of DWS Health Care VIP Class A shares is 23338G 885.

The CUSIP number of DWS Health Care VIP Class B shares is 23338G 877.

Each Portfolio has a December 31 fiscal year end.

The name “DWS Variable Series I” is the designation of the Trustees for the time being under an amended and restated Declaration of Trust dated October 24, 1997, as amended from time to time, and all persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund as neither the Trustees,

81

officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Fund’s Declaration of Trust, as amended from time to time. The Declaration of Trust is on file at the Massachusetts Secretary of State’s Office in Boston, Massachusetts.

Each Portfolio, through its combined Prospectuses and combined Statement of Additional Information, offers only its own share classes, yet it is possible that one Portfolio might become liable for a misstatement regarding the other Portfolio. The Trustees have considered this, and have approved the use of the Prospectus and Statement of Additional Information.

The Fund’s prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement, and its amendments, for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The financial statements of DWS Variable Series I are comprised of the following:

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

The financial statements, including the investment portfolios of DWS Variable Series I, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements are incorporated by reference and attached hereto, in the Annual Report to the Shareholders of the Fund dated December 31, 2005, and are hereby deemed to be part of this Statement of Additional Information.

82

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

83

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

84

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

85

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

86

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

87

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number 811-4257

DWS VARIABLE SERIES I (FORMERLY SCUDDER VARIABLE SERIES I)

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, MA 02110-4103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end: 12/31

Date of reporting period: 12/31/05

ITEM 1. REPORT TO STOCKHOLDERS

DECEMBER 31, 2005

ANNUAL REPORT

DWS VARIABLE SERIES I

(formerly Scudder Variable Series I)

Money Market VIP

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio’s Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here Money Market VIP (formerly Money Market Portfolio)

Click Here DWS Bond VIP (formerly Bond Portfolio)

Click Here DWS Growth & Income VIP (formerly Growth and Income Portfolio)

Click Here DWS Capital Growth VIP (formerly Capital Growth Portfolio)

Click Here DWS Global Opportunities VIP (formerly Global Discovery Portfolio)

Click Here DWS International VIP (fomerly International Portfolio)

Click Here DWS Health Care VIP (formerly Health Sciences Portfolio)

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Proxy Voting

Click Here Shareholder Meeting Results

Click Here Investment Management Agreement Approvals

Click Here Trustees and Officers

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the product’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the investment product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Information About Your Portfolio’s Expenses

Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,016.00
Expenses Paid per $1,000*	$3.20
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,022.03
Expenses Paid per $1,000*	$3.21

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios
DWS Variable Series I — Money Market VIP	.63%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

Money Market VIP

During the 12-month period ended December 31, 2005, the US Federal Reserve continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate1 was raised to 4.25% in eight quarter-percentage-point increments in 2005. At the end of December 2005, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, was close to a four-year high, at 4.84%.

For the 12-month period ended December 31, 2005, the Portfolio provided a total return of 2.72% (unadjusted for contract charges). The 7-day current yield was 3.74% as of December 31, 2005. For the period, our strategy was to keep the Portfolio’s average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities, and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. During the period, we maintained a target allocation of approximately 25% to 30% in floating-rate securities. Our decision to maintain this allocation helped performance during the period. There were no significant detractors from performance. Going forward, we will continue our insistence on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio’s shares outstanding.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

Money Market VIP

Asset Allocation	12/31/05	12/31/04
Commercial Paper	35%	42%
Short-Term Notes	28%	21%
Repurchase Agreements	15%	13%
Certificates of Deposit and Bank Notes	14%	9%
US Government Sponsored Agencies+	4%	13%
Funding Agreements	4%	—
Promissory Notes	—	2%

	100%	100%

+	Not backed by the full faith and credit of the US Government

Weighted Average Maturity
DWS Variable Series I — Money Market VIP	37 days	28 days
First Tier Retail Money Fund Average*	38 days	36 days

*	The Portfolio is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.
Asset allocation and weighted average maturity is subject to change.
For more complete details about the Portfolio’s holdings, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

Money Market VIP

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 14.2%
Banco Bilbao Vizcaya Argentaria SA, 4.055%, 1/11/2006	2,000,000	1,999,823
Bank of Tokyo-Mitsubishi, 4.38%, 1/17/2006	1,500,000	1,500,000
BNP Paribas, 4.2%, 2/2/2006	1,000,000	999,828
Depfa Bank PLC, 3.22%, 2/6/2006	1,000,000	1,000,000
HBOS Treasury Services PLC, 4.25%, 2/7/2006	1,500,000	1,499,931
Toronto Dominion Bank, 3.75%, 5/16/2006	500,000	499,982

Total Certificates of Deposit and Bank Notes (Cost $7,499,564)		7,499,564

Commercial Paper** 35.3%
Atlantic Asset Securitization LLC, 4.32%, 1/19/2006	1,000,000	997,840
Atlantis One Funding Corp., 3.93%, 3/1/2006	750,000	745,169
Charta LLC, 4.34%, 1/13/2006	1,000,000	998,553
CIT Group, Inc.:
4.21%, 2/2/2006	1,500,000	1,494,387
4.21%, 2/8/2006	1,000,000	995,556
Dorada Finance, Inc., 4.42%, 3/3/2006	1,000,000	992,511
Giro Funding US Corp.:
4.14%, 1/20/2006	1,250,000	1,247,269
4.25%, 2/8/2006	1,500,000	1,493,271
Greyhawk Funding LLC, 4.23%, 2/7/2006	2,500,000	2,489,131
K2 (USA) LLC, 3.96%, 1/23/2006	500,000	498,790
Mane Funding Corp.:
4.22%, 1/17/2006	1,000,000	998,124
4.36%, 2/13/2006	1,200,000	1,193,751
Perry Global Funding LLC, Series A, 4.31%, 1/26/2006	1,000,000	997,007
Ranger Funding Co. LLC, 4.31%, 1/27/2006	1,500,000	1,495,331
RWE AG, 4.31%, 1/23/2006	1,000,000	997,366
Sanofi-Aventis, 4.37%, 2/15/2006	1,000,000	994,537

Total Commercial Paper (Cost $18,628,593)		18,628,593

US Government Sponsored Agencies 3.9%
Federal Home Loan Bank, 3.25%, 7/21/2006	500,000	498,000
Federal Home Loan Mortgage Corp., 3.83%, 6/20/2006	750,000	750,000

	Principal Amount ($)	Value ($)
Federal National Mortgage Association, 4.03%, 7/21/2006	800,000	800,000

Total US Government Sponsored Agencies (Cost $2,048,000)		2,048,000

Funding Agreements 3.8%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $2,000,000)	2,000,000	2,000,000

Short-Term Notes* 27.4%
American Express Credit Corp., 4.32%, 1/9/2007	1,000,000	999,891
American Honda Finance Corp.:
4.44%, 9/12/2006	1,500,000	1,500,000
4.461%, 6/22/2006	1,000,000	1,000,000
Credit Suisse:
4.02%, 9/26/2006	1,000,000	1,000,000
4.49%, 9/26/2006	1,500,000	1,500,000
Greenwich Capital Holdings, Inc., 4.33%, 6/20/2006	2,000,000	2,000,000
Links Finance LLC, 4.325%, 5/22/2006	1,500,000	1,499,941
Merrill Lynch & Co., Inc., 4.36%, 5/5/2006	1,500,000	1,500,410
Skandinaviska Enskila Banken, 4.38%, 7/18/2006	1,000,000	1,000,000
Tango Finance Corp.:
144A, 4.07%, 2/2/2006	1,000,000	1,000,000
144A, 4.08%, 9/18/2006	1,500,000	1,499,972

Total Short-Term Notes (Cost $14,500,214)		14,500,214

Repurchase Agreements 14.8%
State Street Bank and Trust Co., 3.2%, dated 12/30/2005, to be repurchased at $811,288 on 1/3/2006 (a)	811,000	811,000
The Goldman Sachs & Co., 4.33%, dated 12/30/2005, to be repurchased at $7,003,368 on 1/3/2006 (b)	7,000,000	7,000,000

Total Repurchase Agreements (Cost $7,811,000)		7,811,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $52,487,371)+	99.4	52,487,371
Other Assets and Liabilities, Net	0.6	292,026

Net Assets	100.0	52,779,397

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $52,487,371.

(a)	Collateralized by $835,000 US Treasury Note, 2.5%, maturing on 5/31/2006 with a value of $830,825.

(b) Collateralized by $7,461,385 Federal Home Loan Mortgage Corp., 4.5%, maturing on 10/1/2035 with a value of $7,140,001.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at amortized cost	$44,676,371
Repurchase agreements, at amortized cost	7,811,000

Total investments in securities, at amortized cost	52,487,371

Interest receivable	151,757
Receivable for investments sold	1,295,798
Receivable for Portfolio shares sold	236,177
Other assets	1,438

Total assets	54,172,541

Liabilities
Due to custodian bank	1,295,745
Payable for Portfolio shares redeemed	33,129
Accrued management fee	16,984
Other accrued expenses and payables	47,286

Total liabilities	1,393,144

Net assets, at value	$52,779,397

Net Assets
Net assets consist of:
Undistributed net investment income	3,677
Accumulated net realized gain (loss)	(2,650)
Paid-in capital	52,778,370

Net assets, at value	$52,779,397

Net Asset Value, offering and redemption price per share ($52,779,397 ÷ 52,769,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Interest	$1,765,872
Expenses:
Management fee	199,057
Custodian and accounting fees	59,502
Auditing	19,987
Legal	19,482
Trustees’ fees and expenses	4,071
Reports to shareholders	16,132
Other	5,694

Total expenses before expense reductions	323,925
Expense reductions	(2,405)

Total expenses after expense reductions	321,520

Net investment income	1,444,352
Net gain (loss) on investment transactions	(8)

Net increase (decrease) in net assets resulting from operations	$1,444,344

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income	$1,444,352	$544,033
Net realized gain (loss) on investment transactions	(8)	1,745
Net increase (decrease) in net assets resulting from operations	1,444,344	545,778
Distributions to shareholders from net investment income	(1,444,352)	(540,356)

Portfolio share transactions:

Proceeds from shares sold	28,415,633	32,931,943
Reinvestment of distributions	1,444,352	540,356
Cost of shares redeemed	(31,796,066)	(48,506,966)
Net increase (decrease) in net assets from Portfolio transactions	(1,936,081)	(15,034,667)
Increase (decrease) in net assets	(1,936,089)	(15,029,245)
Net assets at beginning of period	54,715,486	69,744,731

Net assets at end of period (including undistributed net investment income of $3,677 and $3,677, respectively)	$52,779,397	$54,715,486

Other Information
Shares outstanding at beginning of period	54,705,614	69,740,281
Shares sold	28,415,633	32,931,943
Shares issued to shareholders in reinvestment of distributions	1,444,352	540,356
Shares redeemed	(31,796,066)	(48,506,966)
Net increase (decrease) in Portfolio shares	(1,936,081)	(15,034,667)

Shares outstanding at end of period	52,769,533	54,705,614

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:

Net investment income	.027	.009	.008	.015	.038
Less distributions from:

Net investment income	(.027)	(.009)	(.008)	(.015)	(.038)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (%)	2.72	.90	.82	1.49	3.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	55	70	101	139
Ratio of expenses before expense reductions (%)	.60	.53	.48	.43	.46[a]
Ratio of expenses after expense reductions (%)	.60	.53	.48	.43	.45[a]
Ratio of net investment income (%)	2.68	.89	.83	1.49	3.77

a	The ratios of expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .45% and .45%, respectively.

Performance Summary December 31, 2005

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐ DWS Bond VIP — Class A ☐ LBAB Index	The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Bond VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,260	$11,360	$12,932	$16,929
Average annual total return	2.60%	4.34%	5.28%	5.41%
LBAB Index Growth of $10,000	$10,243	$11,126	$13,303	$18,189
Average annual total return	2.43%	3.62%	5.87%	6.16%

DWS Bond VIP				Life of Class*
Class B
Growth of $10,000				$10,131
Total return				1.31%
LBAB Index
Growth of $10,000				$10,155
Total return				1.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on May 2, 2005. Index returns begin April 30, 2005.

Information About Your Portfolio’s Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,000.00	$997.10
Expenses Paid per $1,000*	$3.73	$5.24

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.48	$1,019.96
Expenses Paid per $1,000*	$3.77	$5.30

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Bond VIP	.74%	1.04%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Bond VIP

Despite several rounds of bond market speculation to the contrary, the Federal Open Market Committee has remained surprisingly consistent in their tightening regimen, raising rates 25 basis points at every meeting in 2005. The Fed target rate finished the year 2.00% higher at 4.25%. The Treasury market, for its part, has been less consistent with periods of rate volatility. Still, the flattening yield curve trend continued and intensified in 2005, even ending the year slightly inverted as measured by the 2- to 10-year Treasuries (-2 basis points). Against this backdrop, the Portfolio returned 2.60% (Class A shares, unadjusted for contract charges) for the year, outpacing the 2.43% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Please see page 11 for standardized performance as of December 31, 2005.

Spread sector1 performance for the year was mixed. Credit,1 after outperforming treasuries1 every year since 2002, reversed course and underperformed by 85 basis points due largely to the meltdown in auto sector bonds.1 Our underweight strategy in autos, therefore, benefited performance, as did our holdings in insurance and utilities. Mortgage-backed securities1 also underperformed comparable treasuries. On balance, our MBS holdings detracted from returns, although our emphasis on more structured CMOs, which are less prepayment sensitive than the pass-throughs that comprise the index, fared better as volatility increased. The other high quality sectors, ABS and CMBS, delivered the best performance for the year, and our overweight to these sectors aided returns. Our allocations to plus sectors did not materially impact performance. Emerging debt, high yield and international bonds made modest contributions to performance, while currency detracted slightly.

The following members of the management team handle the day-to-day operations of the core bond and active fixed income portion of the portfolio:	The following portfolio managers are responsible for the day-to-day management of the foreign securities, foreign currencies and related investments for the portfolio:

Senior Portfolio Managers:	Portfolio Managers:

Gary W. Bartlett, CFA Warren S. Davis, III Thomas J. Flaherty J. Christopher Gagnier Daniel R. Taylor, CFA Timothy C. Vile, CFA	Brett Diment Annette Fraser Anthony Fletcher Nik Hart Stephen Ilott William T. Lissenden Ian Winship Matthew Cobon

The following portfolio manager handles the day-to-day management of the high yield portion of the portfolio.

Andrew P. Cestone

Co-Lead Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment fund, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

1 As measured by the Lehman Brothers Aggregate Bond Index (defined below).

Portfolio Summary

DWS Bond VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Commercial and Non-Agency Mortgage-Backed Securities	19%	8%
US Treasury Obligations	18%	15%
Corporate Bonds	17%	21%
Collateralized Mortgage Obligations	15%	23%
Foreign Bonds — US$ Denominated	8%	9%
Asset Backed	7%	6%
US Government Agency Sponsored Pass-Throughs	7%	6%
Municipal Bonds and Notes	5%	4%
Cash Equivalents	3%	2%
Foreign Bonds — Non US$ Denominated	1%	5%
Government National Mortgage Association	—	1%

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04
US Government & Treasury Obligations	40%	45%
AAA*	32%	21%
AA	2%	4%
A	7%	9%
BBB	12%	13%
BB or Below	7%	8%

	100%	100%

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Under 1 year	10%	7%
1 - 4.99 years	33%	48%
5 - 9.99 years	39%	24%
10 - 14.99 years	7%	9%
15 + years	11%	12%

	100%	100%

*	Category includes cash equivalents

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Bond VIP

	Principal Amount ($) (a)	Value ($)
Corporate Bonds 17.0%
Consumer Discretionary 2.9%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	10,000	9,625
Adesa, Inc., 7.625%, 6/15/2012	15,000	14,925
Auburn Hills Trust, 12.375%, 5/1/2020	70,000	104,085
AutoNation, Inc., 9.0%, 8/1/2008	15,000	16,106
Aztar Corp., 7.875%, 6/15/2014 (b)	25,000	26,188
Cablevision Systems Corp., Series B, 8.716%*, 4/1/2009	10,000	10,100
Caesars Entertainment, Inc.:
7.875%, 3/15/2010	125,000	134,375
8.875%, 9/15/2008	10,000	10,813
9.375%, 2/15/2007	10,000	10,413
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	92,000	120,538
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	400,000	437,026
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	30,000	22,800
CSC Holdings, Inc.:
7.25%, 7/15/2008	20,000	19,950
7.875%, 12/15/2007	25,000	25,438
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	481,000	476,612
Series E, 4.78%*, 10/31/2008 (b)	320,000	320,179
Dex Media East LLC/Financial, 12.125%, 11/15/2012	49,000	57,330
Dura Operating Corp., Series B, 8.625%, 4/15/2012	10,000	8,250
EchoStar DBS Corp., 6.625%, 10/1/2014	10,000	9,588
Foot Locker, Inc., 8.5%, 1/15/2022	30,000	31,725
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	25,000	28,000
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	20,000	18,800
Harrah’s Operating Co., Inc., 5.75%, 10/1/2017	840,000	817,569
Hertz Corp., 144A, 8.875%, 1/1/2014	210,000	213,937
ITT Corp., 7.375%, 11/15/2015	10,000	10,850
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	35,000	37,144
Mandalay Resort Group:
6.5%, 7/31/2009 (b)	94,000	95,057
Series B, 10.25%, 8/1/2007	15,000	15,994
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	10,000	9,263
MGM MIRAGE:
6.0%, 10/1/2009	195,000	193,781
6.625%, 7/15/2015	70,000	69,825
8.375%, 2/1/2011 (b)	20,000	21,400
9.75%, 6/1/2007	15,000	15,806
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	20,000	21,350
NCL Corp., 10.625%, 7/15/2014	10,000	10,325
News America, Inc., 144A, 6.4%, 12/15/2035	410,000	413,254

	Principal Amount ($) (a)	Value ($)
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	15,000	15,075
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	15,000	14,475
PRIMEDIA, Inc.:
8.875%, 5/15/2011	10,000	9,225
9.715%*, 5/15/2010	20,000	19,225
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	40,000	44,300
Schuler Homes, Inc., 10.5%, 7/15/2011	45,000	48,375
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	35,000	36,837
TCI Communications, Inc., 8.75%, 8/1/2015	608,000	736,710
Tele-Communications, Inc., 10.125%, 4/15/2022	168,000	229,838
Time Warner, Inc.:
6.625%, 5/15/2029	105,000	104,852
7.625%, 4/15/2031	845,000	941,033
TRW Automotive, Inc., 11.0%, 2/15/2013	25,000	28,062
United Auto Group, Inc., 9.625%, 3/15/2012	20,000	21,050

		6,107,478

Consumer Staples 0.1%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	15,000	13,200
Delhaize America, Inc.:
8.05%, 4/15/2027	10,000	10,260
9.0%, 4/15/2031	10,000	11,756
Harry & David Holdings, Inc., 9.41%*, 3/1/2012	10,000	10,075
Swift & Co.:
10.125%, 10/1/2009	10,000	10,325
12.5%, 1/1/2010	15,000	15,788
Viskase Co., Inc., 11.5%, 6/15/2011	30,000	31,950

		103,354

Energy 1.5%
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	20,000	20,700
Chesapeake Energy Corp.:
6.375%, 6/15/2015	180,000	180,000
6.625%, 1/15/2016	115,000	116,437
6.875%, 1/15/2016	20,000	20,500
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	55,000	60,294
El Paso Production Holding Corp., 7.75%, 6/1/2013	15,000	15,563
Energy Transfer Partners LP:
144A, 5.65%, 8/1/2012	230,000	227,364
5.95%, 2/1/2015	180,000	179,367
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015	125,000	119,073
7.5%, 2/1/2011	347,000	377,510
Frontier Oil Corp., 6.625%, 10/1/2011	10,000	10,200
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	15,000	15,000
Sempra Energy, 4.621%, 5/17/2007	760,000	754,614

	Principal Amount ($) (a)	Value ($)
Southern Natural Gas, 8.875%, 3/15/2010	20,000	21,374
Stone Energy Corp.:
6.75%, 12/15/2014	35,000	33,162
8.25%, 12/15/2011	20,000	20,650
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	880,000	906,039
Williams Companies, Inc.:
8.125%, 3/15/2012	65,000	70,850
8.75%, 3/15/2032	15,000	17,400

		3,166,097

Financials 7.2%
American General Finance Corp.:
2.75%, 6/15/2008	1,145,000	1,084,017
Series I, 4.875%, 5/15/2010	105,000	104,098
AmeriCredit Corp., 9.25%, 5/1/2009	35,000	36,838
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	20,000	18,025
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	1,101,000	1,079,739
Downey Financial Corp., 6.5%, 7/1/2014	365,000	366,170
Duke Capital LLC, 4.302%, 5/18/2006	237,000	236,436
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	10,000	10,125
8.0%, 6/15/2011	30,000	31,200
Erac USA Finance Co.:
144A, 5.6%, 5/1/2015	455,000	453,111
144A, 8.0%, 1/15/2011	330,000	368,688
ERP Operating LP, 6.95%, 3/2/2011	305,000	327,354
Farmers Exchange Capital, 144A, 7.2%, 7/15/2048	385,000	400,753
Ford Motor Credit Co.:
6.5%, 1/25/2007	942,000	911,357
6.875%, 2/1/2006	1,561,000	1,557,644
7.25%, 10/25/2011	55,000	47,512
7.375%, 10/28/2009	50,000	44,344
General Motors Acceptance Corp.:
4.375%, 12/10/2007	98,000	87,083
5.22%*, 3/20/2007	15,000	14,168
6.125%, 9/15/2006 (b)	100,000	97,136
6.125%, 2/1/2007	757,000	722,668
6.125%, 8/28/2007	985,000	913,072
6.15%, 4/5/2007	95,000	89,732
6.875%, 9/15/2011	25,000	22,799
8.0%, 11/1/2031 (b)	130,000	124,525
H&E Equipment/Finance, 11.125%, 6/15/2012	15,000	16,575
HSBC Bank USA, 5.625%, 8/15/2035	306,000	299,292
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035	600,000	605,104
ILFC E-Capital Trust I, 144A, 5.9%, 12/21/2065	1,085,000	1,089,263
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	45,000	44,740
JPMorgan Chase XVII, 5.85%, 8/1/2035 (b)	60,000	59,364
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	317,000	313,434
NLV Financial Corp., 144A, 6.5%, 3/15/2035	734,000	709,913

	Principal Amount ($) (a)	Value ($)
Ohio Casualty Corp., 7.3%, 6/15/2014	125,000	134,352
Pennsylvania Mutual Life Insurance Co., 144A, 6.65%, 6/15/2034	505,000	564,406
Poster Financial Group, Inc., 8.75%, 12/1/2011	20,000	20,600
PXRE Capital Trust I, 8.85%, 2/1/2027	30,000	29,475
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	40,000	45,100
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	440,000	443,904
Simon Property Group LP, 144A, 5.75%, 12/1/2015	225,000	228,321
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	30,000	23,850
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	10,000	9,900
UGS Corp., 10.0%, 6/1/2012	15,000	16,350
Universal City Development, 11.75%, 4/1/2010	25,000	28,031
Verizon Global Funding Corp., 7.75%, 12/1/2030	180,000	213,958
ZFS Finance USA Trust I:
144A, 6.15%, 12/15/2065	500,000	503,634
144A, 6.45%, 12/15/2065	500,000	506,950

		15,055,110

Health Care 0.0%
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	30,000	30,000
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	25,000	24,812

		54,812

Industrials 2.1%
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	25,000	27,063
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	252,105	269,324
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	367,547	385,117
Beazer Homes USA, Inc.:
8.375%, 4/15/2012	40,000	41,600
8.625%, 5/15/2011	15,000	15,675
Browning-Ferris Industries:
7.4%, 9/15/2035	25,000	22,125
9.25%, 5/1/2021	10,000	10,300
Case New Holland, Inc., 9.25%, 8/1/2011	25,000	26,750
Centex Corp., 5.45%, 8/15/2012	655,000	643,836
Cenveo Corp., 7.875%, 12/1/2013	15,000	14,475
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	10,000	8,800
Columbus McKinnon Corp., 10.0%, 8/1/2010	7,000	7,753
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	25,000	24,250
144A, 11.46%*, 7/1/2012	15,000	14,700
D.R. Horton, Inc., 5.375%, 6/15/2012	995,000	961,817
Dana Corp., 7.0%, 3/1/2029 (b)	20,000	14,350
DRS Technologies, Inc., 6.875%, 11/1/2013	10,000	9,563
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	25,000	26,625

	Principal Amount ($) (a)	Value ($)
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	345,000	324,682
6.25%, 1/15/2016	25,000	23,196
8.875%, 4/1/2012	20,000	20,782
Kansas City Southern, 9.5%, 10/1/2008	35,000	37,887
Millennium America, Inc., 9.25%, 6/15/2008	30,000	32,362
Northwest Airlines Corp., Series 02-1, 6.264%, 11/20/2021	1,196,370	1,217,677
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	20,000	17,000
Ship Finance International Ltd., 8.5%, 12/15/2013	15,000	14,025
Standard Pacific Corp., 6.5%, 8/15/2010	130,000	123,987
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	20,000	17,825
10.375%, 7/1/2012	15,000	14,756
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	10,000	11,075
United Rentals North America, Inc., 7.0%, 2/15/2014	15,000	14,025
Xerox Capital Trust I, 8.0%, 2/1/2027	15,000	15,450

		4,408,852

Information Technology 0.2%
Activant Solutions, Inc.:
10.5%, 6/15/2011	15,000	16,425
144A, 10.054%*, 4/1/2010	15,000	15,469
L-3 Communications Corp.:
5.875%, 1/15/2015	70,000	67,900
144A, 6.375%, 10/15/2015	10,000	9,975
7.625%, 6/15/2012	145,000	152,612
Lucent Technologies, Inc., 6.45%, 3/15/2029	35,000	30,013
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	25,000	23,781
10.375%, 1/15/2010	28,000	30,940

		347,115

Materials 0.5%
ARCO Chemical Co., 9.8%, 2/1/2020	45,000	50,512
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	20,000	20,400
Dayton Superior Corp., 10.75%, 9/15/2008	20,000	19,300
GEO Specialty Chemicals, Inc., 12.565%*, 12/31/2009	48,000	39,840
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	25,000	23,875
8.875%, 5/15/2031	435,000	436,087
Huntsman LLC, 11.625%, 10/15/2010	21,000	23,914
IMC Global, Inc., 10.875%, 8/1/2013	30,000	34,462
International Steel Group, Inc., 6.5%, 4/15/2014	15,000	15,000
Massey Energy Co.:
6.625%, 11/15/2010	10,000	10,163
144A, 6.875%, 12/15/2013	10,000	10,088
Omnova Solutions, Inc., 11.25%, 6/1/2010	50,000	52,125
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	20,000	21,400

	Principal Amount ($) (a)	Value ($)
Pliant Corp., 11.625%, 6/15/2009 (PIK)	7	7
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	11,000	12,059
TriMas Corp., 9.875%, 6/15/2012	20,000	16,500
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	10,000	8,663
United States Steel Corp., 9.75%, 5/15/2010	20,000	21,750
Weyerhaeuser Co.:
7.125%, 7/15/2023	100,000	105,724
7.375%, 3/15/2032	76,000	84,490

		1,006,359

Telecommunication Services 0.5%
AirGate PCS, Inc., 7.9%*, 10/15/2011	25,000	25,813
Anixter International, Inc., 5.95%, 3/1/2015	153,000	138,454
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	620,000	625,584
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	15,000	15,600
8.375%, 1/15/2014 (b)	15,000	14,756
Insight Midwest LP, 9.75%, 10/1/2009	25,000	25,750
LCI International, Inc., 7.25%, 6/15/2007	15,000	15,075
MCI, Inc., 8.735%, 5/1/2014	50,000	55,312
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	60,000	63,319
Nextel Partners, Inc., 8.125%, 7/1/2011	30,000	32,063
Qwest Corp.:
7.25%, 9/15/2025	25,000	24,875
144A, 7.741%*, 6/15/2013	15,000	16,181
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	10,000	9,275

		1,062,057

Utilities 2.0%
AES Corp., 144A, 8.75%, 5/15/2013	35,000	38,106
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	35,000	39,462
CC Funding Trust I, 6.9%, 2/16/2007	758,000	772,580
CMS Energy Corp.:
8.5%, 4/15/2011	20,000	21,775
9.875%, 10/15/2007	25,000	26,750
Consumers Energy Co., Series F, 4.0%, 5/15/2010	980,000	930,661
DPL, Inc., 6.875%, 9/1/2011	22,000	23,183
Entergy Louisiana, Inc., 6.3%, 9/1/2035	180,000	176,219
NorthWestern Corp., 5.875%, 11/1/2014	10,000	10,019
NRG Energy, Inc., 8.0%, 12/15/2013	30,000	33,450
Progress Energy, Inc., 6.75%, 3/1/2006	1,400,000	1,404,396
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	45,000	49,500
TXU Corp., Series 0, 4.8%, 11/15/2009	498,000	479,012

	Principal Amount ($) (a)	Value ($)
TXU Energy Co., 7.0%, 3/15/2013	235,000	250,431

		4,255,544

Total Corporate Bonds (Cost $36,248,086)		35,566,778

Foreign Bonds — US$ Denominated 7.5%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	24,000	26,280
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	350,000	395,500
Shaw Communications, Inc., 8.25%, 4/11/2010	15,000	16,106

		437,886

Energy 0.0%
Secunda International Ltd., 12.15%*, 9/1/2012	15,000	15,750

Financials 2.6%
Banco Do Estado De Sao Paulo, 144A, 8.7%, 9/20/2049	135,000	139,050
BNP Paribas SA, 144A, 5.186%, 6/29/2049	40,000	38,805
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	670,000	649,238
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	181,000	200,268
Doral Financial Corp., 5.004%*, 7/20/2007	30,000	29,161
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	1,330,000	1,306,762
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,320,000	1,430,220
Nordea Bank AB, 144A, 5.424%, 12/29/2049	505,000	500,595
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	364,000	416,999
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	635,000	677,860

		5,388,958

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010 (b)	20,000	20,725

Industrials 1.0%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	15,000	16,425
10.25%, 6/15/2007	40,000	42,200
12.5%, 6/15/2012	30,000	34,200
LeGrand SA, 8.5%, 2/15/2025	25,000	30,062
Stena AB, 9.625%, 12/1/2012	10,000	10,863
Tyco International Group SA:
6.375%, 10/15/2011	960,000	997,051
6.75%, 2/15/2011	996,000	1,047,183
7.0%, 6/15/2028	36,000	39,603

		2,217,587

Materials 1.0%
Alcan, Inc., 5.75%, 6/1/2035	79,000	76,920
Cascades, Inc., 7.25%, 2/15/2013	30,000	27,300
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	385,000	382,191
ISPAT Inland ULC, 9.75%, 4/1/2014	21,000	23,783
Novelis, Inc.:
144A, 7.5%, 2/15/2015	35,000	32,638

	Principal Amount ($) (a)	Value ($)
Series WI, 7.5%, 2/15/2015	10,000	9,325
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,365,000	1,433,018
Tembec Industries, Inc.:
8.5%, 2/1/2011	25,000	13,875
8.625%, 6/30/2009	30,000	17,100
Vale Overseas Ltd., 8.25%, 1/17/2034	146,000	168,082

		2,194,957

Sovereign Bonds 1.3%
Aries Vermogensverwaltung GmbH, Series C, Series REG S, 9.6%, 10/25/2014	250,000	322,372
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	100,000	107,910
Republic of Argentina:
Zero Coupon, 12/15/2035	536,083	27,876
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	180,000	59,400
8.28%, 12/31/2033 (PIK)	127,926	106,499
Republic of Bulgaria, 8.25%, 1/15/2015	640,000	772,864
Republic of Ecuador, Series REG S, 9.375%, 12/15/2015	100,000	93,250
Republic of Philippines:
9.375%, 1/18/2017	70,000	80,150
10.625%, 3/16/2025	60,000	76,200
Republic of Turkey, 7.25%, 3/15/2015 (b)	15,000	15,788
Republic of Venezuela:
7.65%, 4/21/2025	90,000	91,913
10.75%, 9/19/2013	60,000	73,800
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	150,000	169,335
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	300,000	284,520
State of Qatar, Series REG S, 9.75%, 6/15/2030	260,000	396,578
United Mexican States, 8.375%, 1/14/2011	40,000	45,600

		2,724,055

Telecommunication Services 1.0%
British Telecommunications PLC, 8.875%, 12/15/2030	540,000	722,489
Embratel, Series B, 11.0%, 12/15/2008	10,000	11,325
Intelsat Bermuda Ltd., 144A, 8.695%*, 1/15/2012	10,000	10,162
Mobifon Holdings BV, 12.5%, 7/31/2010	60,000	69,600
Nortel Networks Ltd., 6.125%, 2/15/2006	60,000	60,000
Telecom Italia Capital:
4.0%, 1/15/2010	175,000	166,678
4.95%, 9/30/2014	370,000	353,383
5.25%, 11/15/2013	445,000	436,667
Telefonos de Mexico SA de CV, 4.75%, 1/27/2010	235,000	230,864

		2,061,168

	Principal Amount ($) (a)	Value ($)
Utilities 0.4%
Scottish Power PLC, 5.81%, 3/15/2025	745,000	755,636

Total Foreign Bonds — US$ Denominated (Cost $15,655,489)		15,816,722

Foreign Bonds — Non-US$ Denominated 1.4%
Financials 0.1%
European Investment Bank, 10.0%, 1/28/2011 TRY	210,000	155,265

Sovereign Bonds 1.3%
Government of Malaysia, 4.305%, 2/27/2009 MYR	3,901,208	1,053,763
Mexican Bonds:
Series MI-10, 8.0%, 12/19/2013 MXN	10,412,600	965,510
Series M-20, 8.0%, 12/7/2023 MXN	4,510,000	399,103
Series MI-10, 9.5%, 12/18/2014 MXN	1,000,000	101,208
Republic of Argentina:
Zero Coupon, 12/15/2035 ARS	1,246,291	19,898
5.83%, 12/31/2033 (PIK) ARS	420,000	162,375
Republic of Uruguay, 17.75%, 2/4/2006 UYU	6,500,000	127,276

		2,829,133

Total Foreign Bonds — Non-US$ Denominated (Cost $2,758,368)		2,984,398

Asset Backed 6.9%
Automobile Receivables 0.8%
Drive Auto Receivables Trust, “A2”, Series 2005-2, 144A, 4.12%, 1/15/2010	460,000	454,563
MMCA Automobile Trust:
“A4”, Series 2002-3, 3.57%, 8/17/2009	101,032	100,771
“A4”, Series 2002-2, 4.3%, 3/15/2010	639,371	637,499
“B”, Series 2002-1, 5.37%, 1/15/2010	236,900	236,270
Onyx Acceptance Owner Trust, “A3”, Series 2003-D, 2.4%, 12/15/2007	292,011	291,240

		1,720,343

Home Equity Loans 6.0%
Aegis Asset Backed Securities Trust, “N1”, Series 2005-5N, 144A, 4.5%, 12/25/2023	699,180	693,499
Bear Stearns Asset Backed Securities NIM, “A1”, Series 2005-HE2N, 144A, 5.0%, 2/25/2035	206,138	205,719
Credit-Based Asset Servicing and Securities, “AV2”, Series 2005-CB5, 4.639%*, 8/25/2035	788,000	787,991
First Franklin Mortgage Loan NIM, “N4”, Series 2004-FFH2, 144A, 5.926%, 8/25/2034	750,000	755,625
Merrill Lynch Mortgage Investors, Inc., “A1A”, Series 2005-NCB, 5.451%, 7/25/2036	756,376	756,035

	Principal Amount ($) (a)	Value ($)
New Century Home Equity Loan Trust, “A2”, Series 2005-A, 4.461%, 8/25/2035	1,120,000	1,106,537
Park Place Securities NIM Trust, “A”, Series 2004-WHQ2, 144A, 4.0%, 2/25/2035	137,266	136,908
Popular ABS Mortgage Pass-Through Trust, “A1”, Series 2005-6, 5.5%, 1/25/2036	1,877,000	1,877,000
Renaissance Home Equity Loan Trust:
“AF3”, Series 2004-2, 4.464%, 7/25/2034	820,000	811,926
“AF6”, Series 2005-2, 4.781%, 8/25/2035	147,000	140,992
Renaissance NIM Trust:
“NOTE”, Series 2004-C, 144A, 4.458%, 12/25/2034	163,380	162,870
“NOTE”, Series 2004-D, 144A, 4.459%, 2/25/2035	724,847	721,527
Residential Asset Mortgage Products, Inc.:
“A3”, Series 2003-RZ4, 3.38%, 2/25/2030	784,602	779,367
“AI3”, Series 2004-RS4, 4.003%, 1/25/2030	1,032,243	1,025,987
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,003,029	1,007,635
Terwin Mortgage Trust, “AF2”, Series 2005-14HE, 4.85%, 8/25/2036	1,525,000	1,510,227

		12,479,845

Industrials 0.1%
Northwest Airlines, Inc., “G”, Series 1999-3, 7.935%, 4/1/2019	155,272	157,087

Total Asset Backed (Cost $14,526,792)		14,357,275

Convertible Bond 0.0%
Consumer Discretionary
HIH Capital Ltd., 144A, Series DOM, 7.5%, 9/25/2006 (Cost $9,969)	10,000	9,900

US Government Agency Sponsored Pass-Throughs 6.9%
Federal Home Loan Mortgage Corp.:
5.0%, 2/1/2034 (g)	995,000	962,973
5.5%, with various maturities from 11/15/2016 until 8/1/2024	2,321,398	2,334,721
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 6/1/2034 (g)	2,387,617	2,270,961
5.0%, with various maturities from 3/1/2025 until 5/1/2034	2,679,623	2,612,887
5.5%, with various maturities from 7/1/2023 until 3/1/2035	2,060,171	2,052,728
6.0%, with various maturities from 3/1/2025 until 10/1/2035	1,759,715	1,772,525
6.31%, 6/1/2008	1,700,000	1,734,235
6.5%, with various maturities from 3/1/2017 until 6/1/2017	528,203	542,693

	Principal Amount ($) (a)	Value ($)
8.0%, 9/1/2015	61,899	66,101

Total US Government Agency Sponsored Pass-Throughs (Cost $14,508,233)		14,349,824

Commercial and Non-Agency Mortgage-Backed Securities 19.2%
Adjustable Rate Mortgage Trust, “3A31”, Series 2005-10, 5.437%, 1/25/2036	820,000	814,625
American Home Mortgage Investment Trust, “5A3”, Series 2005-2, 5.077%, 9/25/2035	1,050,000	1,034,958
Banc of America Mortgage Securities:
“2A6”, Series 2004-F, 4.156%*, 7/25/2034	1,180,000	1,155,868
“2A8”, Series 2003-J, 4.209%*, 11/25/2033	820,000	805,156
“2A6”, Series 2004-G, 4.657%*, 8/25/2034	825,000	816,089
Bear Stearns Adjustable Rate Mortgage Trust, “2A3”, Series 2005-4, 4.45%*, 8/25/2035	580,000	563,281
Chase Commercial Mortgage Securities Corp., “A2”, Series 1996-2, 6.9%, 11/19/2028	300,393	299,905
Citigroup Mortgage Loan Trust, Inc.:
“1A3”, Series 2004-NCM1, 6.75%, 7/25/2034	441,032	452,057
“1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	955,864	984,241
Commercial Mortgage Asset Trust, “A2”, Series 1999-C1, 6.585%, 1/17/2032	796,266	804,882
Countrywide Alternative Loan Trust:
“1A1”, Series 2004-2CB, 4.25%, 3/25/2034	700,170	691,431
“A1”, Series 2004-1T1, 5.0%, 2/25/2034	774,775	766,830
“A2”, Series 2002-18, 5.25%, 2/25/2033	1,209,097	1,205,196
“A2”, Series 2003-21T1, 5.25%, 12/25/2033	910,627	907,983
“A2”, Series 2004-1T1, 5.5%, 2/25/2034	514,557	514,090
“4A3”, Series 2005-43, 5.763%, 10/25/2035	702,387	703,050
“A1”, Series 2004-35T2, 6.0%, 2/25/2035	869,910	872,271
CS First Boston Mortgage Securities Corp.:
“AMFX”, Series 2005-C2, 4.877%, 4/15/2037	840,000	818,615
“AM”, Series 2005-C5, 5.1%, 8/15/2038	1,154,000	1,143,103
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	442,670	452,475
GMAC Mortgage Corp. Loan Trust, “A2”, Series 2003-GH2, 3.69%, 7/25/2020	405,939	403,881
Greenwich Capital Commercial Funding Corp., “AM”, Series 2005-GG5, 5.277%, 4/10/2037	840,000	844,448
GS Mortgage Securities Corp. II, “AJ”, Series 2005-GG4, 4.782%, 7/10/2039	1,501,000	1,443,927

	Principal Amount ($) (a)	Value ($)
GSR Mortgage Loan Trust, “4A5”, Series 2005-AR6, 4.556%*, 9/25/2035	845,000	824,482
Harborview Mortgage Loan Trust, “3A1B”, Series 2004-10, 5.097%, 1/19/2035	521,912	522,205
JPMorgan Chase Commercial Mortgage Securities, “B”, Series 2005-CB12, 5.014%, 9/12/2037	835,000	817,654
JPMorgan Mortgage Trust, “2A1”, Series 2005-A8, 4.969%, 11/25/2035	758,479	752,810
Master Alternative Loans Trust:
“5A1”, Series 2005-1, 5.5%, 1/25/2020	1,180,188	1,182,299
“3A1”, Series 2004-5, 6.5%, 6/25/2034	109,198	111,109
“5A1”, Series 2005-2, 6.5%, 12/25/2034	231,355	233,253
“8A1”, Series 2004-3, 7.0%, 4/25/2034	134,538	135,689
Master Asset Securitization Trust:
“8A1”, Series 2003-6, 5.5%, 7/25/2033	645,411	634,520
“2A7”, Series 2003-9, 5.5%, 10/25/2033	647,951	641,052
RAAC Series, “2A5”, Series 2005-SP1, 5.25%, 9/25/2034	1,150,000	1,149,007
Residential Accredit Loans, Inc., “CB”, Series 2004-QS2, 5.75%, 2/25/2034	838,429	832,927
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	36,650	36,542
Structured Adjustable Rate Mortgage Loan:
“6A3”, Series 2005-21, 5.4%, 11/25/2035	740,000	735,149
“5A1”, Series 2005-18, 5.608%*, 9/25/2035	770,569	773,314
“1A1”, Series 2005-17, 5.729%, 8/25/2035	1,379,073	1,383,235
Structured Asset Securities Corp., “2A1”, Series 2003-1, 6.0%, 2/25/2018	16,053	16,197
Wachovia Bank Commercial Mortgage Trust:
“AMFX”, Series 2005-C20, 5.179%, 7/15/2042	1,550,000	1,540,295
“A4”, Series 2005-C21, 5.195%, 10/15/2044	1,220,000	1,230,064
Washington Mutual:
“A6”, Series 2004-AR7, 3.946%*, 7/25/2034	740,000	715,858
“A6”, Series 2003-AR11, 3.985%, 10/25/2033	740,000	718,591
“A6”, Series 2003-AR10, 4.067%*, 10/25/2033	1,130,000	1,104,317
“A7”, Series 2004-AR9, 4.181%*, 8/25/2034	737,000	721,855
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	209,967	208,710
“A1”, Series 2005-AR3, 4.65%, 3/25/2035	617,552	608,058
“1A6”, Series 2005-AR12, 4.844%, 10/25/2035	1,540,000	1,515,266
“1A1”, Series 2005-AR14, 5.082%, 12/25/2035	790,485	785,556
“1A3”, Series 2005-AR16, 5.132%, 12/25/2035	825,000	814,358

	Principal Amount ($) (a)	Value ($)
Wells Fargo Mortgage Backed Securities Trust:
“2A17”, Series 2005-AR10, 3.5%*, 6/25/2035	190,000	182,873
“B1”, Series 2005-AR12, 4.326%*, 7/25/2035	768,185	738,832

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $40,593,836)		40,164,439

Collateralized Mortgage Obligations 14.9%
Fannie Mae Whole Loan:
“2A3”, Series 2003-W15, 4.71%, 8/25/2043	8,138	8,114
“1A1”, Series 2004-W15, 6.0%, 8/25/2044	750,550	758,489
Federal Home Loan Mortgage Corp.:
“NR”, Series 2638, 4.0%, 2/15/2020	1,185,000	1,172,686
“KB”, Series 2552, 4.25%, 6/15/2027	1,104,517	1,096,009
“LC”, Series 2682, 4.5%, 7/15/2032	570,000	539,382
“PC”, Series 3026, 4.5%, 1/15/2034	450,000	418,358
“MD”, Series 3057, 4.5%, 8/15/2034	570,000	531,164
“WJ”, Series 2557, 5.0%, 7/15/2014	895,000	894,433
“OL”, Series 2840, 5.0%, 11/15/2022	1,335,000	1,331,708
“PE”, Series 2721, 5.0%, 1/15/2023	2,425,000	2,327,316
“EW”, Series 2545, 5.0%, 3/15/2029	702,439	700,535
“PD”, Series 2844, 5.0%, 12/15/2032	1,580,000	1,522,725
“EG”, Series 2836, 5.0%, 12/15/2032	1,580,000	1,522,484
“PD”, Series 2783, 5.0%, 1/15/2033	761,000	735,348
“TE”, Series 2780, 5.0%, 1/15/2033	1,150,000	1,111,014
“NE”, Series 2802, 5.0%, 2/15/2033	1,580,000	1,526,355
“PD”, Series 2893, 5.0%, 2/15/2033	800,000	769,635
“OG”, Series 2889, 5.0%, 5/15/2033	685,000	661,196
“PE”, Series 2898, 5.0%, 5/15/2033	335,000	322,242
“ND”, Series 2950, 5.0%, 6/15/2033	1,140,000	1,095,654
“BG”, Series 2869, 5.0%, 7/15/2033	185,000	178,058
“PD”, Series 2939, 5.0%, 7/15/2033	535,000	514,259
“KD”, Series 2915, 5.0%, 9/15/2033	1,140,000	1,096,419
“HD”, Series 3056, 5.0%, 2/15/2034	845,000	810,428
“ND”, Series 3036, 5.0%, 5/15/2034	855,000	821,050
“KG”, Series 2987, 5.0%, 12/15/2034	1,470,000	1,411,549
“CH”, Series 2390, 5.5%, 12/15/2016	200,000	202,073

	Principal Amount ($)(a)	Value ($)
“Z”, Series 2173, 6.5%, 7/15/2029	872,572	902,424
Federal National Mortgage Association:
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,290,000	1,278,779
“PE”, Series 2005-44, 5.0%, 7/25/2033	300,000	287,821
“ME”, Series 2005-14, 5.0%, 10/25/2033	1,525,000	1,463,841
“EG”, Series 2005-22, 5.0%, 11/25/2033	750,000	719,808
“OG”, Series 2001-69, 5.5%, 12/25/2016	750,000	761,142
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	507,765
“QC”, Series 2002-11, 5.5%, 3/25/2017	290,000	294,233
“MC”, Series 2002-56, 5.5%, 9/25/2017	508,929	514,260
“VD”, Series 2002-56, 6.0%, 4/25/2020	78,128	78,441
“PM”, Series 2001-60, 6.0%, 3/25/2030	91,065	91,163
“ZQ”, Series G92-9, 7.0%, 12/25/2021	201,327	203,509
Government National Mortgage Association, “KA”, Series 2002-5, 6.0%, 8/16/2026	110,419	110,458

Total Collateralized Mortgage Obligations (Cost $31,683,958)		31,292,327

Municipal Bonds and Notes 4.8%
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (c)	750,000	744,105
Clark-Pleasant, IN, General Obligation, Community School Corp., 5.7%, 1/5/2026 (c)	1,190,000	1,219,643
Hoboken, NJ, Core City General Obligation, 6.5%, 4/1/2026 (c)	1,900,000	2,176,488
Illinois, State General Obligation, 4.95%, 6/1/2023	195,000	191,334
Jicarilla, NM, Apache Nation Revenue, 144A, 3.85%, 12/1/2008	680,000	659,178
Jicarilla, NM, Sales & Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	670,000	672,647
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, Series B, 4.99%, 12/1/2012 (c)	680,000	682,101
Trenton, NJ, Core City General Obligation, School District Revenue, 4.7%, 4/1/2013 (c)	745,000	731,046
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	940,000	948,620
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	1,420,000	1,428,406
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.8%, 10/1/2011 (c)	550,000	523,270

Total Municipal Bonds and Notes (Cost $9,709,148)		9,976,838

	Principal Amount ($)(a)	Value ($)
US Treasury Obligations 18.2%
US Treasury Bonds:
6.0%, 2/15/2026 (b)	4,473,000	5,274,647
7.5%, 11/15/2016	405,000	508,718
US Treasury Notes:
3.0%, 12/31/2006	1,790,000	1,764,758
3.0%, 2/15/2008	700,000	680,285
3.375%, 2/15/2008 (b)	4,000,000	3,917,656
4.75%, 5/15/2014 (b)	2,860,000	2,929,601
5.0%, 2/15/2011	940,000	968,163
5.0%, 8/15/2011 (b)	20,397,000	21,052,105
5.75%, 8/15/2010	970,000	1,026,191

Total US Treasury Obligations (Cost $38,316,136)		38,122,124

	Shares	Value ($)
Preferred Stock 0.2%
Axis Capital Holdings Ltd., Series B, 7.5%	1,700	176,906
Farm Credit Bank of Texas, Series 1	164,000	179,874
Markel Capital Trust I, Series B, 8.71%	88,000	94,588

Total Preferred Stocks (Cost $440,359)		451,368

	Units	Value ($)
Other Investments 0.0%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029 (Cost $17,129)	20,000	15,000

	Shares	Value ($)
Securities Lending Collateral 16.9%
Daily Assets Fund Institutional, 4.28% (d) (e) (Cost $35,392,881)	35,392,881	35,392,881

Cash Equivalents 2.7%
Cash Management QP Trust, 4.26% (f) (Cost $5,687,193)	5,687,193	5,687,193

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $245,547,577)+	116.6	244,187,067

Other Assets and Liabilities, Net	(16.6)	(34,822,329)

Net Assets	100.0	209,364,738

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
+	The cost for federal income tax purposes was $245,657,073. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $1,470,006. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,106,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,576,924.
(a)	Principal amount stated in US dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $34,080,097 which is 16.3% of net assets.
(c)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.3%
Financial Guaranty Insurance Co.	0.3%
Financial Security Assurance, Inc.	1.3%
MBIA Corp.	1.1%
XL Capital Assurance, Inc.	0.5%

(d)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents collateral held in connection with securities lending.
(f)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(g)	Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Mortgage Corp. issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

Currency Abbreviations

ARS Argentine Peso

MXN Mexican Peso

MYR Malaysian Ringgit

TRY New Turkish Lira

UYU Uruguay Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:

Investments in securities, at value (cost $204,467,503), including $34,080,097 of securities loaned	$203,106,993
Investment in Daily Assets Fund Institutional (cost $35,392,881)*	35,392,881
Investment in Cash Management QP Trust (cost $5,687,193)	5,687,193
Total investments in securities, at value (cost $245,547,577)	244,187,067
Cash	16,038
Foreign currency, at value (cost $161,070)	159,987
Net receivable on closed forward currency exchange contracts	42,465
Interest receivable	2,060,494
Receivable for Portfolio shares sold	191,973
Unrealized appreciation on forward foreign currency exchange contracts	199,541
Other assets	5,023

Total assets	246,862,588

Liabilities
Payable for Portfolio shares redeemed	37,656
Payable for investments purchased	149,151
Payable for investments purchased — mortgage dollar rolls	1,502,082
Payable upon return of securities loaned	35,392,881
Deferred mortgage dollar roll income	343
Unrealized depreciation on forward foreign currency exchange contracts	225,754
Accrued management fee	81,139
Accrued distribution service fees (Class B)	87
Other accrued expenses and payables	108,757
Total liabilities	37,497,850

Net assets, at value	$209,364,738

Net Assets
Net assets consist of:
Undistributed net investment income	8,003,780
Net unrealized appreciation (depreciation) on:
Investments	(1,360,510)
Foreign currency related transactions	14,754
Accumulated net realized gain (loss)	2,692
Paid-in capital	202,704,022

Net assets, at value	$209,364,738

Class A

Net Asset Value, offering and redemption price per share ($208,904,294 ÷ 29,892,841 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.99

Class B

Net Asset Value, offering and redemption price per share ($460,444 ÷ 66,058 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.97

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Interest	$8,476,114
Mortgage dollar roll income	16,783
Interest — Cash Management QP Trust	183,543
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	37,232
Dividends	6,418

Total Income	8,720,090

Expenses:
Management fee	865,302
Custodian and accounting fees	187,099
Distribution service fees (Class B)	427
Record keeping fees (Class B)	182
Auditing	33,994
Legal	28,181
Trustees’ fees and expenses	5,869
Reports to shareholders	36,931
Pricing service fees	62,253
Other	25,427

Total expenses before expense reductions	1,245,665

Expense reductions	(4,902)
Total expenses after expense reductions	1,240,763

Net investment income	7,479,327

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	113,422
Foreign currency related transactions	(232,491)
Net increase from payments made by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(119,069)
Net unrealized appreciation (depreciation) during the period on: Investments	(3,290,040)
Foreign currency related transactions	768,930
(2,521,110)

Net gain (loss) on investment transactions	(2,640,179)

Net increase (decrease) in net assets resulting from operations	$4,839,148

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$7,479,327	$7,264,637
Net realized gain (loss) on investment transactions	(119,069)	1,908,061
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,521,110)	(100,566)
Net increase (decrease) in net assets resulting from operations	4,839,148	9,072,132
Distributions to shareholders from:
Net investment income:

Class A	(6,383,141)	(6,665,081)
Net realized gains:

Class A	(1,627,075)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	52,731,670	30,276,293
Reinvestment of distributions	8,010,216	6,665,081
Cost of shares redeemed	(25,921,871)	(38,484,371)
Net increase (decrease) in net assets from Class A share transactions	34,820,015	(1,542,997)

Class B*
Proceeds from shares sold	473,041	—
Reinvestment of distributions	—	—
Cost of shares redeemed	(15,935)	—
Net increase (decrease) in net assets from Class B share transactions	457,106	—
Increase (decrease) in net assets	32,106,053	864,054
Net assets at beginning of period	177,258,685	176,394,631

Net assets at end of period (including undistributed net investment income of $8,003,780 and $7,130,843, respectively)	$209,364,738	$177,258,685

Other Information

Class A
Shares outstanding at beginning of period	24,873,210	25,068,858
Shares sold	7,554,171	4,299,192
Shares issued to shareholders in reinvestment of distributions	1,165,970	981,603
Shares redeemed	(3,700,510)	(5,476,443)
Net increase (decrease) in Class A shares	5,019,631	(195,648)

Shares outstanding at end of period	29,892,841	24,873,210

Class B*
Shares outstanding at beginning of period	—	—
Shares sold	68,350	—
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	(2,292)	—
Net increase (decrease) in Class B shares	66,058	—

Shares outstanding at end of period	66,058	—

*	For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$7.13	$7.04	$6.98	$6.89	$6.78

Income (loss) from investment operations:
Net investment income[b]	.29	.29	.26	.34	.38
Net realized and unrealized gain (loss) on investment transactions	(.10)	.08	.09	.17	.00[c]

Total from investment operations	.19	.37	.35	.51	.38

Less distributions from:
Net investment income	(.26)	(.28)	(.29)	(.42)	(.27)
Net realized gain on investment transactions	(.07)	—	—	—	—

Total distributions	(.33)	(.28)	(.29)	(.42)	(.27)

Net asset value, end of period	$6.99	$7.13	$7.04	$6.98	$6.89

Total Return (%)	2.60	5.38	5.06	7.66	5.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	177	176	165	182
Ratio of expenses before expense reductions (%)	.68	.60	.58	.55	.58[d]
Ratio of expenses after expense reductions (%)	.68	.60	.58	.55	.57[d]
Ratio of net investment income (%)	4.11	4.18	3.78	5.03	5.47
Portfolio turnover rate (%)	187[e]	223[e]	242[e]	262[e]	169[e]

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.
[c]	The amount of net realized and unrealized gain shown for a share outstanding for the year ended December 31, 2001 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Portfolio shares in relation to fluctuating market values of the investments of the Portfolio.
[d]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .57% and .57%, respectively.
[e]	The portfolio turnover rate including mortgage dollar roll transactions was 197%, 245%, 286%, 276% and 193% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

Class B

	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$6.88

Income (loss) from investment operations:
Net investment income[b]	.18
Net realized and unrealized gain (loss) on investment transactions	(.09)

Total from investment operations	.09

Net asset value, end of period	$6.97

Total Return (%)	1.31	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5
Ratio of expenses (%)	1.04	*
Ratio of net investment income (%)	3.86	*
Portfolio turnover rate (%)	187[c]

[a]	For the period May 2, 2005 (commencement of operations of Class B shares) to December 31, 2005.
[b]	Based on average shares outstanding during the period.
[c]	The portfolio turnover rate including mortgage dollar roll transactions was 197% for the year ended December 31, 2005.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investments, can decline and the investor can lose principal value. Please read this portfolio’s prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment

☐ DWS Growth & Income VIP — Class A ☐ S&P 500 Index	The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Growth & Income VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,607	$14,809	$10,098	$17,868
Average annual total return	6.07%	13.98%	.20%	5.98%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$23,836
Average annual total return	4.91%	14.39%	.54%	9.07%

DWS Growth & Income VIP	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$10,573	$14,689	$9,951	$13,473
Average annual total return	5.73%	13.67%	-.10%	3.50%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$17,816
Average annual total return	4.91%	14.39%	.54%	6.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 1, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio’s Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,065.80	$1,063.70
Expenses Paid per $1,000*	$2.81	$4.58

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,022.48	$1,020.77
Expenses Paid per $1,000*	$2.75	$4.48

* Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.89%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Growth & Income VIP

The US economy posted positive growth for all four quarters of 2005, and concerns about inflation and the sustainability of the economic expansion seemed to abate as the year progressed. The US stock market was up modestly in 2005; the return of the S&P 500 Index was 4.91%. The Portfolio returned 6.07% (Class A shares, unadjusted for contract charges), ahead of the S&P 500 Index. The Portfolio’s return was also above the 5.77% average of its peers in the Lipper Large-Cap Core Funds category.

On April 1, 2005, we applied a new investment process to the Portfolio that has served us well with other DWS products. The Portfolio’s solid performance resulted from the successful application of our investment process, which combines quantitative modeling techniques with rigorous fundamental analysis. Since the Portfolio’s sector weights are maintained close to those of the S&P 500 Index, essentially all differences between returns of the Portfolio and the index results from stock selection. However, in order to align the Portfolio with the new process, we had to significantly restructure the Portfolio’s existing holdings, which led to a one-time, higher Portfolio turnover rate in 2005.

The energy sector, which was the strongest of the 10 sectors in the S&P 500 Index, made a major contribution to absolute return. One of the strongest contributors in this sector was Amerada Hess Corp., which is one of the largest positions in the Portfolio. Also positive were ExxonMobil Corp., Burlington Resources, Inc. and Devon Energy Corp.; we sold these last two securities during the fourth quarter after their prices reached levels that no longer appeared attractive relative to other companies in the industry.

Another strong performer was TXU Corp., an electric utility in Texas, which has reported excellent earnings this year, reflecting the success of its comprehensive restructuring program.

In the consumer discretionary sector, relative performance benefited from our decision not to own the automobile manufacturers, which performed poorly. Nordstrom, Inc. is a holding in this sector that performed well for the Portfolio. However, we sold this stock in November because we saw more upside potential in Target Corp., the new position that replaced Nordstrom.

Holdings that detracted from performance include Coca-Cola Co., which reported disappointing earnings, and Tyco International Ltd., which has had management issues and is currently undergoing restructuring.

Theresa Gusman Sal Bruno

Lead Portfolio Manager

Gregory Y. Sivin, CFA

Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific information regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Large-Cap Core Funds category is an unmanaged group of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It is not possible to invest directly into a Lipper Category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth & Income VIP

	12/31/05	12/31/04
Asset Allocation
Common Stocks	99%	97%
Cash Equivalents	1%	3%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	21%	18%
Information Technology	15%	18%
Health Care	13%	12%
Industrials	12%	14%
Consumer Discretionary	11%	11%
Consumer Staples	10%	9%
Energy	9%	8%
Utilities	3%	3%
Materials	3%	4%
Telecommunication Services	3%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 34. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Growth & Income VIP

	Shares	Value ($)
Common Stocks 99.0%
Consumer Discretionary 10.5%
Auto Components 0.6%
Johnson Controls, Inc.	28,160	2,053,146

Household Durables 1.6%
Black & Decker Corp.	41,190	3,581,882
Pulte Homes, Inc.	44,750	1,761,360

		5,343,242

Internet & Catalog Retail 0.7%
eBay, Inc.*	55,210	2,387,832

Media 1.9%
CCE Spinco, Inc.*	6,901	90,406
Clear Channel Communications, Inc.	55,210	1,736,355
Viacom, Inc. “B”*	137,780	4,491,628

		6,318,389

Multiline Retail 3.6%
Federated Department Stores, Inc.	50,900	3,376,197
J.C. Penney Co., Inc.	77,930	4,332,908
Kohl’s Corp.*	46,560	2,262,816
Target Corp.	43,770	2,406,037

		12,377,958

Specialty Retail 1.2%
Home Depot, Inc.	53,520	2,166,489
Staples, Inc.	91,135	2,069,676

		4,236,165

Textiles, Apparel & Luxury Goods 0.9%
Coach, Inc.*	42,520	1,417,617
Polo Ralph Lauren Corp.	32,420	1,820,059

		3,237,676

Consumer Staples 9.4%
Beverages 3.8%
Coca-Cola Co.	214,870	8,661,410
PepsiCo, Inc.	74,720	4,414,457

		13,075,867

Food & Staples Retailing 0.9%
Costco Wholesale Corp.	62,070	3,070,603

Food Products 1.8%
General Mills, Inc.	63,710	3,142,177
Kellogg Co.	69,700	3,012,434

		6,154,611

Household Products 2.9%
Procter & Gamble Co.	171,000	9,897,480

Energy 9.3%
Energy Equipment & Services 0.7%
Cooper Cameron Corp.*	16,520	683,928
Schlumberger Ltd.	18,090	1,757,444

		2,441,372

Oil, Gas & Consumable Fuels 8.6%
Amerada Hess Corp.	46,790	5,933,908
Chevron Corp.	110,240	6,258,325
ConocoPhillips	34,360	1,999,065

	Shares	Value ($)
ExxonMobil Corp.	208,294	11,699,874
Occidental Petroleum Corp.	19,790	1,580,825
Talisman Energy, Inc.	31,120	1,645,625

		29,117,622

Financials 21.0%
Banks 7.4%
Bank of America Corp.	245,600	11,334,440
US Bancorp.	68,900	2,059,421
Wachovia Corp.	103,400	5,465,724
Wells Fargo & Co.	63,990	4,020,491
Zions Bancorp.	33,500	2,531,260

		25,411,336

Capital Markets 6.3%
Lehman Brothers Holdings, Inc.	62,180	7,969,611
Merrill Lynch & Co., Inc.	72,990	4,943,613
The Goldman Sachs Group, Inc.	66,660	8,513,148

		21,426,372

Diversified Financial Services 2.1%
Citigroup, Inc.	50,590	2,455,133
Countrywide Financial Corp.	66,330	2,267,823
JPMorgan Chase & Co.	62,950	2,498,485

		7,221,441

Insurance 5.2%
AFLAC, Inc.	87,650	4,068,713
Allstate Corp.	77,710	4,201,780
Hartford Financial Services Group, Inc.	19,550	1,679,149
Lincoln National Corp.	16,350	867,041
MetLife, Inc.	140,920	6,905,080

		17,721,763

Health Care 13.0%
Biotechnology 2.3%
Amgen, Inc.*	40,850	3,221,431
Genzyme Corp.*	36,940	2,614,613
Invitrogen Corp.*	29,790	1,985,206

		7,821,250

Health Care Equipment & Supplies 1.5%
C.R. Bard, Inc.	29,850	1,967,712
Medtronic, Inc.	54,770	3,153,109

		5,120,821

Health Care Providers & Services 5.5%
Aetna, Inc.	28,590	2,696,323
Cardinal Health, Inc.	40,470	2,782,312
Caremark Rx, Inc.*	37,050	1,918,819
UnitedHealth Group, Inc.	134,390	8,350,995
WellPoint, Inc.*	35,690	2,847,705

		18,596,154

Pharmaceuticals 3.7%
Allergan, Inc.	32,430	3,501,143
Johnson & Johnson	108,040	6,493,204
Pfizer, Inc.	118,790	2,770,183

		12,764,530

	Shares	Value ($)
Industrials 11.4%
Aerospace & Defense 5.8%
Boeing Co.	92,670	6,509,141
Goodrich Corp.	75,230	3,091,953
Lockheed Martin Corp.	45,570	2,899,619
United Technologies Corp.	132,730	7,420,934

		19,921,647

Electrical Equipment 1.4%
Emerson Electric Co.	64,070	4,786,029

Industrial Conglomerates 4.2%
General Electric Co.	169,830	5,952,542
Tyco International Ltd.	285,470	8,238,664

		14,191,206

Information Technology 14.9%
Communications Equipment 2.2%
Cisco Systems, Inc.*	205,370	3,515,934
Motorola, Inc.	182,650	4,126,064

		7,641,998

Computers & Peripherals 3.8%
Apple Computer, Inc.*	30,340	2,181,143
EMC Corp.*	357,860	4,874,053
International Business Machines Corp.	71,900	5,910,180

		12,965,376

IT Consulting & Services 2.1%
Accenture Ltd. “A”	141,060	4,072,402
Affiliated Computer Services, Inc. “A”*	52,990	3,135,948

		7,208,350

Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	117,860	2,114,408
Intel Corp.	239,620	5,980,915
Texas Instruments, Inc.	231,340	7,419,074

		15,514,397

Software 2.2%
Microsoft Corp.	217,680	5,692,332
Oracle Corp.*	160,790	1,963,246

		7,655,578

	Shares	Value ($)
Materials 3.1%
Chemicals
Dow Chemical Co.	108,780	4,766,740
Monsanto Co.	32,630	2,529,804
PPG Industries, Inc.	55,420	3,208,818

		10,505,362

Telecommunication Services 2.9%
Wireless Telecommunication Services
ALLTEL Corp.	25,380	1,601,478
Sprint Nextel Corp.	354,280	8,275,981

		9,877,459

Utilities 3.5%
Electric Utilities 1.9%
Allegheny Energy, Inc.*	44,810	1,418,237
Edison International	50,950	2,221,929
Exelon Corp.	52,850	2,808,449

		6,448,615

Independent Power Producers & Energy Traders 1.6%
Constellation Energy Group	47,990	2,764,224
TXU Corp.	54,700	2,745,393

		5,509,617

Total Common Stocks (Cost $304,098,538)		338,021,264

Cash Equivalents 1.2%
Cash Management QP Trust, 4.26% (a) (Cost $4,108,184)		4,108,184

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $308,206,722)+	100.2	342,129,448
Other Assets and Liabilities, Net	(0.2)	(536,609)

Net Assets	100.0	341,592,839

*	Non-income producing security.
+	The cost for federal income tax purposes was $310,579,908. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $31,549,540. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,248,456 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,698,916.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $304,098,538)	$338,021,264
Investment in Cash Management QP Trust (cost $4,108,184)	4,108,184
Total investments in securities, at value (cost $308,206,722)	342,129,448
Cash	10,000
Receivable for Portfolio shares sold	2,400
Dividends receivable	355,794
Interest receivable	15,382
Foreign taxes recoverable	13,302
Other assets	7,785

Total assets	342,534,111

Liabilities
Payable for Portfolio shares redeemed	723,799
Accrued management fee	117,887
Accrued distribution service fees (Class B)	9,903
Other accrued expenses and payables	89,683
Total liabilities	941,272

Net assets, at value	$341,592,839

Net Assets
Net assets consist of:
Undistributed net investment income	2,776,543
Net unrealized appreciation (depreciation) on investments	33,922,726
Accumulated net realized gain (loss)	(32,601,115)
Paid-in capital	337,494,685

Net assets, at value	$341,592,839

Class A
Net Asset Value, offering and redemption price per share ($294,320,825 ÷ 30,277,518 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.72

Class B
Net Asset Value, offering and redemption price per share ($47,272,014 ÷ 4,883,742 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.68

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Dividends	$4,448,496
Interest — Cash Management QP Trust	194,026
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	5,216

Total Income	4,647,738

Expenses:
Management fee	1,335,546
Custodian and accounting fees	122,198
Distribution service fees (Class B)	104,192
Record keeping fees (Class B)	54,767
Auditing	35,884
Legal	23,901
Trustees’ fees and expenses	8,019
Reports to shareholders	62,019
Other	21,795
Total expenses before expense reductions	1,768,321
Expense reductions	(82,526)
Total expenses after expense reductions	1,685,795

Net investment income (loss)	2,961,943

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	23,958,487
Written options	31,358

23,989,845

Net unrealized appreciation (depreciation) during the period on:
Investments	(2,131,545)
Written options	(9,086)
(2,140,631)

Net gain (loss) on investment transactions	21,849,214

Net increase (decrease) in net assets resulting from operations	$24,811,157

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$2,961,943	$2,438,934
Net realized gain (loss) on investment transactions	23,989,845	6,835,797
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,140,631)	8,951,633

Net increase (decrease) in net assets resulting from operations	24,811,157	18,226,364

Distributions to shareholders from:
Net investment income:
Class A	(2,208,887)	(1,239,211)
Class B	(336,934)	(112,919)
Portfolio share transactions:
Class A
Proceeds from shares sold	45,563,045	22,740,822
Net assets acquired in tax-free reorganization	99,119,857	—
Reinvestment of distributions	2,208,887	1,239,211
Cost of shares redeemed	(43,761,424)	(27,224,855)

Net increase (decrease) in net assets from Class A share transactions	103,130,365	(3,244,822)

Class B
Proceeds from shares sold	16,893,009	16,908,894
Net assets acquired in tax-free reorganization	10,376,860	—
Reinvestment of distributions	336,934	112,919
Cost of shares redeemed	(16,154,081)	(4,470,402)
Net increase (decrease) in net assets from Class B share transactions	11,452,722	12,551,411
Increase (decrease) in net assets	136,848,423	26,180,823
Net assets at beginning of period	204,744,416	178,563,593

Net assets at end of period (including undistributed net investment income of $2,776,543 and $2,360,421, respectively)	$341,592,839	$204,744,416

Other Information
Class A
Shares outstanding at beginning of period	18,483,989	18,896,518
Shares sold	4,876,623	2,601,316
Shares issued in tax-free reorganization	11,366,540	—
Shares issued to shareholders in reinvestment of distributions	253,023	146,478
Shares redeemed	(4,702,657)	(3,160,323)
Net increase (decrease) in Class A shares	11,793,529	(412,529)
Shares outstanding at end of period	30,277,518	18,483,989
Class B
Shares outstanding at beginning of period	3,576,021	2,114,110
Shares sold	1,896,063	1,958,270
Shares issued in tax-free reorganization	1,191,379	—
Shares issued to shareholders in reinvestment of distributions	38,684	13,379
Shares redeemed	(1,818,405)	(509,738)
Net increase (decrease) in Class B shares	1,307,721	1,461,911

Shares outstanding at end of period	4,883,742	3,576,021

The accompanying notes are an integral part of the financial statements.

47

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.29	$8.50	$6.77	$8.90	$10.38
Income (loss) from investment operations:

Net investment income (loss)[a]	.10	.12	.07	.07	.09
Net realized and unrealized gain (loss) on investment transactions	.45	.74	1.74	(2.12)	(1.23)
Total from investment operations	.55	.86	1.81	(2.05)	(1.14)
Less distributions from:

Net investment income	(.12)	(.07)	(.08)	(.08)	(.12)
Net realized gain on investment transactions	—	—	—	—	(.22)
Total distributions	(.12)	(.07)	(.08)	(.08)	(.34)

Net asset value, end of period	$9.72	$9.29	$8.50	$6.77	$8.90

Total Return (%)	6.07[c]	10.16	26.74	(23.13)	(11.30)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	172	161	135	185
Ratio of expenses before expense reductions (%)	.57	.56	.59	.57	.57[b]
Ratio of expenses after expense reductions (%)	.54	.56	.59	.57	.56[b]
Ratio of net investment income (loss) (%)	1.10	1.37	.91	.92	.94
Portfolio turnover rate (%)	115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .56% and .56%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.

Class B

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.25	$8.47	$6.75	$8.87	$10.35
Income (loss) from investment operations:

Net investment income (loss)[a]	.07	.09	.05	.05	.06
Net realized and unrealized gain (loss) on investment transactions	.45	.73	1.73	(2.12)	(1.23)
Total from investment operations	.52	.82	1.78	(2.07)	(1.17)
Less distributions from:

Net investment income	(.09)	(.04)	(.06)	(.05)	(.09)
Net realized gain on investment transactions	—	—	—	—	(.22)
Total distributions	(.09)	(.04)	(.06)	(.05)	(.31)

Net asset value, end of period	$9.68	$9.25	$8.47	$6.75	$8.87

Total Return (%)	5.73[c]	9.78	26.55	(23.40)	(11.56)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	33	18	7	10
Ratio of expenses before expense reductions (%)	.95	.89	.85	.82	.82[b]
Ratio of expenses after expense reductions (%)	.89	.89	.85	.82	.81[b]
Ratio of net investment income (loss) (%)	.75	1.04	.65	.67	.69
Portfolio turnover rate (%)	115	33	37	66	67

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .81% and .81%, respectively.
[c]	Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this portfolio’s prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
☐ DWS Capital Growth VIP — Class A ☐ S&P 500 Index ☐ Russell 1000 Growth Index

The Standard & Poor’s (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is an unmanaged capitalization- weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume the reinvestment of all distributions and do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Capital Growth VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,896	$14,929	$8,526	$20,877
Average annual total return	8.96%	14.29%	-3.14%	7.64%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$23,836
Average annual total return	4.91%	14.39%	.54%	9.07%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$8,332	$19,179
Average annual total return	5.26%	13.23%	-3.58%	6.73%

DWS Capital Growth VIP	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$10,851	$14,766	$8,381	$14,736
Average annual total return	8.51%	13.87%	-3.47%	4.59%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$16,793
Average annual total return	4.91%	14.39%	.54%	6.23%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$8,332	$13,551
Average annual total return	5.26%	13.23%	-3.58%	3.60%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 12, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio’s Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,074.40	$1,072.10
Expenses Paid per $1,000*	$2.56	$4.44

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,022.74	$1,020.92
Expenses Paid per $1,000*	$2.50	$4.33

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.86%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Capital Growth VIP

A generally high level of uncertainty led to a lack of conviction that tempered equity market returns in 2005. Investors weighed robust corporate earnings growth and strong corporate balance sheets against a backdrop of tightening monetary policy, horrible natural disasters, soaring energy prices and geopolitical risks. In the end, however, the equity market proved resilient, posting positive returns for the year, as the Portfolio’s two benchmark indices, the S&P 500 and the Russell 1000 Growth, returned 4.91% and 5.26%, respectively. DWS Capital Growth VIP’s diversified, high-quality approach to large-cap growth management enabled the Portfolio to outperform its benchmarks by posting an 8.96% annual return (Class A shares, unadjusted for contract charges).

Both sector allocation and stock selection contributed to the Portfolio’s outperformance. Most significant was the Portfolio’s strategic overweight in the energy sector, based on our belief that chronic underinvestment in the exploration for and production of new oil reserves creates long-term growth opportunities. Our emphasis within the energy group is on energy equipment and services and oil and gas exploration. Energy holdings that were particularly strong in 2005 include EOG Resources, Inc., Devon Energy Corp., Valero Energy Corp. and XTO Energy, Inc.

Positioning in the health care sector produced mixed results in 2005, as some of the largest contributors and detractors were found in this sector. On the positive side, holdings in the biotechnology industry, a space that reconciles well with the Portfolio managers’ emphasis on innovation, were extremely additive to returns. Genentech, Inc., and Gilead Sciences, Inc., were up significantly. Additionally, UnitedHealth Group, Inc. showed a strong gain rewarding the Portfolio’s overweight position. Detracting from returns were holdings in the pharmaceuticals and health care equipment industries. Pfizer, Inc., Zimmer Holdings, Inc. and Boston Scientific Corp. were examples of this weakness.

Stock selection within the consumer discretionary sector detracted from the Portfolio’s returns, as Harley-Davidson, Inc. stock dropped at midyear after the company reduced production and earnings estimates; we continue to hold this stock, which has recovered significantly from its low point. Also negative was stock selection in the technology sector, where EMC Corp. and Electronic Arts, Inc., underperformed.

While there has been no significant change to our strategic sector allocation, we have attempted to find companies that reconcile well with our key selection criteria of quality and growth and that are well-positioned to perform in the latter stages of an economic expansion. We believe that the ability to deliver consistent earnings growth will be critical to success in 2006. We continue to place a significant premium on innovation across market sectors. We feel innovation will continue to separate growth companies from value companies and winners from losers. We believe that the companies in this Portfolio possess these attributes, and we therefore believe that the Portfolio is well-positioned for continued success.

Julie M. Van Cleave, CFA Jack A. Zehner

Lead Portfolio Manager Thomas J. Schmid, CFA

Portfolio Managers

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific information regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	98%	97%
Cash Equivalents	2%	2%
Exchange Traded Fund	—	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	25%	23%
Health Care	21%	21%
Energy	14%	10%
Consumer Staples	12%	11%
Consumer Discretionary	11%	16%
Industrials	9%	8%
Financials	7%	9%
Materials	1%	1%
Telecommunication Services	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 46. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Capital Growth VIP

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 11.1%
Automobiles 0.9%
Harley-Davidson, Inc. (a)	204,000	10,503,960

Hotels Restaurants & Leisure 0.8%
Starbucks Corp.*	292,800	8,786,928

Household Durables 0.7%
Fortune Brands, Inc.	101,300	7,903,426

Internet & Catalog Retail 1.0%
eBay, Inc.*	256,400	11,089,300

Media 2.7%
McGraw-Hill Companies, Inc.	301,900	15,587,097
Omnicom Group, Inc.	171,540	14,603,200

		30,190,297

Multiline Retail 2.7%
Kohl’s Corp.*	195,300	9,491,580
Target Corp.	361,200	19,855,164

		29,346,744

Specialty Retail 2.3%
Bed Bath & Beyond, Inc.*	128,800	4,656,120
Home Depot, Inc.	71,875	2,909,500
Lowe’s Companies, Inc.	106,300	7,085,958
Staples, Inc.	472,400	10,728,204

		25,379,782

Consumer Staples 11.6%
Beverages 2.9%
Diageo PLC	299,553	4,342,087
PepsiCo, Inc.	464,250	27,427,890

		31,769,977

Food & Staples Retailing 3.0%
Wal-Mart Stores, Inc.	369,390	17,287,452
Walgreen Co.	363,300	16,079,658

		33,367,110

Food Products 2.2%
Dean Foods Co.*	169,900	6,398,434
Kellogg Co.	234,700	10,143,734
The Hershey Co.	138,700	7,663,175

		24,205,343

Household Products 3.5%
Colgate-Palmolive Co.	164,440	9,019,534
Kimberly-Clark Corp.	79,700	4,754,105
Procter & Gamble Co.	423,800	24,529,544

		38,303,183

Energy 13.9%
Energy Equipment & Services 6.0%
Baker Hughes, Inc.	281,200	17,091,336
Halliburton Co.	102,100	6,326,116
Noble Corp.	79,200	5,586,768
Schlumberger Ltd.	197,900	19,225,985
Transocean, Inc.*	254,840	17,759,799

		65,990,004

	Shares	Value ($)
Oil, Gas & Consumable Fuels 7.9%
ConocoPhillips	301,660	17,550,579
Devon Energy Corp.	361,200	22,589,448
EOG Resources, Inc.	302,000	22,157,740
Valero Energy Corp.	291,600	15,046,560
XTO Energy, Inc.	225,766	9,920,158

		87,264,485

Financials 7.3%
Banks 1.2%
Bank of America Corp.	297,500	13,729,625

Capital Markets 2.9%
Lehman Brothers Holdings, Inc.	107,400	13,765,458
Merrill Lynch & Co., Inc.	99,300	6,725,589
The Goldman Sachs Group, Inc.	90,400	11,544,984

		32,036,031

Consumer Finance 0.9%
American Express Co.	195,400	10,055,284

Diversified Financial Services 1.1%
Citigroup, Inc.	243,999	11,841,271

Insurance 1.2%
AFLAC, Inc.	277,200	12,867,624

Health Care 20.1%
Biotechnology 5.9%
Amgen, Inc.*	181,450	14,309,147
Genentech, Inc.*	337,200	31,191,000
Gilead Sciences, Inc.*	383,500	20,183,605

		65,683,752

Health Care Equipment & Supplies 5.1%
Baxter International, Inc.	258,100	9,717,465
Boston Scientific Corp.*	281,300	6,889,037
C.R. Bard, Inc.	111,700	7,363,264
Medtronic, Inc.	281,300	16,194,441
Zimmer Holdings, Inc.*	232,240	15,662,266

		55,826,473

Health Care Providers & Services 3.3%
UnitedHealth Group, Inc.	587,800	36,525,892

Pharmaceuticals 5.8%
Abbott Laboratories	409,100	16,130,813
Eli Lilly & Co.	133,300	7,543,447
Johnson & Johnson	587,186	35,289,878
Pfizer, Inc.	224,177	5,227,808

		64,191,946

Industrials 9.0%
Aerospace & Defense 2.2%
United Technologies Corp.	434,000	24,264,940

Air Freight & Logistics 1.3%
FedEx Corp.	140,100	14,484,939

Electrical Equipment 1.2%
Emerson Electric Co.	184,900	13,812,030

Industrial Conglomerates 3.4%
General Electric Co.	1,072,190	37,580,260

	Shares	Value ($)
Machinery 0.9%
Caterpillar, Inc.	165,400	9,555,158

Information Technology 24.5%
Communications Equipment 2.5%
Cisco Systems, Inc.*	757,320	12,965,318
QUALCOMM, Inc.	345,100	14,866,908

		27,832,226

Computers & Peripherals 5.1%
Apple Computer, Inc.*	217,700	15,650,453
Dell, Inc.*	347,950	10,435,021
EMC Corp.*	1,297,600	17,673,312
International Business Machines Corp.	156,200	12,839,640

		56,598,426

Internet Software & Services 1.4%
Google, Inc. “A”*	7,200	2,986,992
Yahoo!, Inc.*	311,050	12,186,940

		15,173,932

IT Consulting & Services 2.3%
Accenture Ltd. “A”	373,900	10,794,493
Fiserv, Inc.*	203,900	8,822,753
Paychex, Inc.	143,600	5,474,032

		25,091,278

Semiconductors & Semiconductor Equipment 6.9%
Broadcom Corp. “A”*	343,500	16,196,025
Intel Corp.	912,490	22,775,750
Linear Technology Corp.	307,930	11,107,035
Maxim Integrated Products, Inc.	294,800	10,683,552

	Shares	Value ($)
Texas Instruments, Inc.	494,350	15,853,805

		76,616,167

Software 6.3%
Adobe Systems, Inc.	309,000	11,420,640
Electronic Arts, Inc.*	214,200	11,204,802
Microsoft Corp.	1,568,180	41,007,907
Oracle Corp.*	495,800	6,053,717

		69,687,066

Materials 0.9%
Chemicals
Ecolab, Inc.	261,700	9,491,859

Total Common Stocks (Cost $811,254,532)		1,087,046,718

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $6,539,400)	6,539,400	6,539,400

Cash Equivalents 1.6%
Cash Management QP Trust, 4.26% (d) (Cost $18,109,690)	18,109,690	18,109,690

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $835,903,622)+	100.6	1,111,695,808
Other Assets and Liabilities, Net	(0.6)	(7,010,102)

Net Assets	100.0	1,104,685,706

*	Non-income producing security.
+	The cost for federal income tax purposes was $841,356,883. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $270,338,925. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $297,840,430 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,501,505.
(a)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $6,235,439 which is 0.6% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $811,254,532), including $6,235,439 of securities loaned	$1,087,046,718
Investment in Daily Assets Fund Institutional (cost $6,539,400)*	6,539,400
Investment in Cash Management QP Trust (cost $18,109,690)	18,109,690
Total investments in securities, at value (cost $835,903,622)	1,111,695,808
Dividends receivable	800,054
Interest receivable	70,215
Receivable for investments sold	3,300,825
Receivable for Portfolio shares sold	111,130
Other assets	32,228

Total assets	1,116,010,260

Liabilities
Payable upon return of securities loaned	6,539,400
Payable for investments purchased	3,292,982
Payable for Portfolio shares redeemed	1,024,459
Accrued management fee	406,046
Accrued distribution fees (Class B)	15,196
Other accrued expenses and payables	46,471
Total liabilities	11,324,554

Net assets, at value	$1,104,685,706

Net Assets
Net assets consist of:
Undistributed net investment income	5,517,479
Net unrealized appreciation (depreciation) on investments	275,792,186
Accumulated net realized gain (loss)	(370,857,451)
Paid-in capital	1,194,233,492

Net assets, at value	$1,104,685,706

Class A
Net Asset Value, offering and redemption price per share ($1,031,481,514 ÷ 61,042,375 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$16.90

Class B
Net Asset Value, offering and redemption price per share ($73,204,192 ÷ 4,353,863 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$16.81

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Dividends	$10,072,806
Interest — Cash Management QP Trust	535,599
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,757

Total Income	10,622,162

Expenses:
Management fee	4,421,003
Custodian and accounting fees	206,366
Distribution service fees (Class B)	138,501
Record keeping fees (Class B)	78,741
Auditing	36,339
Legal	37,205
Trustees’ fees and expenses	25,734
Reports to shareholders	40,270
Other	53,533
Total expenses before expense reductions	5,037,692
Expense reductions	(56,901)
Total expenses after expense reductions	4,980,791

Net investment income (loss)	5,641,371

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	28,746,725
Foreign currency related transactions	(5,714)
28,741,011
Net unrealized appreciation (depreciation) during the period on investments	68,936,129

Net gain (loss) on investment transactions	97,677,140

Net increase (decrease) in net assets resulting from operations	$103,318,511

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$5,641,371	$6,855,154
Net realized gain (loss) on investment transactions	28,741,011	(47,247,081)
Net unrealized appreciation (depreciation) during the period on investment transactions	68,936,129	94,779,509
Net increase (decrease) in net assets resulting from operations	103,318,511	54,387,582
Distributions to shareholders from:
Net investment income:
Class A	(6,678,103)	(3,764,724)
Class B	(143,508)	(32,841)
Portfolio share transactions:
Class A
Proceeds from shares sold	32,068,877	32,110,324
Net assets acquired in tax-free reorganization	335,682,359	—
Reinvestment of distributions	6,678,103	3,764,724
Cost of shares redeemed	(130,607,217)	(92,227,827)
Net increase (decrease) in net assets from Class A share transactions	243,822,122	(56,352,779)
Class B
Proceeds from shares sold	47,750,588	8,550,042
Net assets acquired in tax-free reorganization	44,685,282	—
Reinvestment of distributions	143,508	32,841
Cost of shares redeemed	(49,704,968)	(1,806,233)
Net increase (decrease) in net assets from Class B share transactions	42,874,410	6,776,650
Increase (decrease) in net assets	383,193,432	1,013,888
Net assets at beginning of period	721,492,274	720,478,386

Net assets at end of period (including undistributed net investment income of $5,517,479 and $6,697,719, respectively)	$1,104,685,706	$721,492,274

Other Information
Class A
Shares outstanding at beginning of period	44,544,616	48,332,734
Shares sold	1,996,443	2,172,282
Shares issued in tax-free reorganization	22,200,595	—
Shares issued to shareholders in reinvestment of distributions	441,966	255,928
Shares redeemed	(8,141,245)	(6,216,328)
Net increase (decrease) in Class A shares	16,497,759	(3,788,118)

Shares outstanding at end of period	61,042,375	44,544,616

Class B
Shares outstanding at beginning of period	1,503,725	1,044,792
Shares sold	3,152,024	579,183
Shares issued in tax-free reorganization	2,963,218	—
Shares issued to shareholders in reinvestment of distributions	9,523	2,239
Shares redeemed	(3,274,627)	(122,489)
Net increase (decrease) in Class B shares	2,850,138	458,933

Shares outstanding at end of period	4,353,863	1,503,725

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.67	$14.59	$11.54	$16.36	$23.07

Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.14	.08	.05	.05
Net realized and unrealized gain (loss) on investment transactions	1.29	1.02	3.03	(4.82)	(4.21)
Total from investment operations	1.39	1.16	3.11	(4.77)	(4.16)
Less distributions from:
Net investment income	(.16)	(.08)	(.06)	(.05)	(.08)
Net realized gain on investment transactions	—	—	—	—	(2.47)
Total distributions	(.16)	(.08)	(.06)	(.05)	(2.55)

Net asset value, end of period	$16.90	$15.67	$14.59	$11.54	$16.36

Total Return (%)	8.96[c]	7.99	26.89	(29.18)	(19.36)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,031	698	705	558	866
Ratio of expenses before expense reductions (%)	.50	.50	.51	.51	.52[b]
Ratio of expenses after expense reductions (%)	.49	.50	.51	.51	.50[b]
Ratio of net investment income (loss) (%)	.61	.98	.61	.38	.27
Portfolio turnover rate (%)	17	15	13	25	33

a	Based on average shares outstanding during the period.
b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .50% and .50%, respectively.
c	Total return would have been less had certain expenses not been reduced.

Class B

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.59	$14.52	$11.49	$16.29	$23.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.09	.03	.02	.00[b]
Net realized and unrealized gain (loss) on investment transactions	1.28	1.01	3.02	(4.81)	(4.21)
Total from investment operations	1.32	1.10	3.05	(4.79)	(4.21)
Less distributions from:
Net investment income	(.10)	(.03)	(.02)	(.01)	(.03)
Net realized gain on investment transactions	—	—	—	—	(2.47)
Total distributions	(.10)	(.03)	(.02)	(.01)	(2.50)

Net asset value, end of period	$16.81	$15.59	$14.52	$11.49	$16.29

Total Return (%)	8.51[d]	7.56	26.51	(29.37)	(19.64)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	23	15	.89	.71
Ratio of expenses before expense reductions (%)	.89	.88	.87	.76	.77[c]
Ratio of expenses after expense reductions (%)	.86	.88	.87	.76	.75[c]
Ratio of net investment income (loss) (%)	.24	.60	.25	.13	.02
Portfolio turnover rate (%)	17	15	13	25	33

a	Based on average shares outstanding during the period.
b	Amount is less than $.005.
c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .75% and .75%, respectively.
d	Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Returns shown for the life of class periods reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
☐ DWS Global Opportunities VIP — Class A* ☐ S&P/Citigroup World Equity EMI	The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI), is an unmanaged index of small-capitalization stocks within 27 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Global Opportunities VIP	1-Year	3-Year	5-Year	Life of Class*
Class A
Growth of $10,000	$11,819	$21,734	$13,130	$28,481
Average annual total return	18.19%	29.53%	5.60%	11.44%
S&P/Citigroup World Equity EMI
Growth of $10,000	$11,543	$21,024	$17,148	$24,000
Average annual total return	15.43%	28.11%	11.39%	9.48%

DWS Global Opportunities VIP	1-Year	3-Year	5-Year	Life of Class**
Class B
Growth of $10,000	$11,806	$21,625	$12,971	$26,920
Average annual total return	18.06%	29.32%	5.34%	12.11%
S&P/Citigroup World Equity EMI
Growth of $10,000	$11,543	$21,024	$17,148	$24,313
Average annual total return	15.43%	28.11%	11.39%	10.79%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1,1996. Index returns begin April 30, 1996.
**	The Portfolio commenced selling Class B shares on May 2, 1997. Index returns begin April 30, 1997.

Information About Your Portfolio’s Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,130.40	$1,130.20
Expenses Paid per $1,000*	$6.44	$6.66

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,019.16	$1,018.95
Expenses Paid per $1,000*	$6.11	$6.31

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.20%	1.24%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Global Opportunities VIP

DWS Global Opportunities VIP provided a total return of 18.19% for 2005 (Class A shares, unadjusted for contract charges), ahead of the 15.43% return of its benchmark, the Citigroup World Equity Extended Market Index. The Portfolio’s performance was the third-best among the 37 comparable annuity Portfolios in Lipper’s Global Growth Funds category for the one-year period. For the same category, the Portfolio ranked three of 29 for the three-year period and five of 19 for the five-year period.

We continue to employ a disciplined, research-oriented approach to construct the Portfolio one stock at a time. Our best relative performance was in the financials sector, where top contributors included Legg Mason, Inc. (United States), Deutsche Boerse AG (Germany) and Sumitomo Realty & Development Co., Ltd. (Japan). Our stock picking in the energy sector also added value. The Portfolio’s holding in EOG Resources, Inc. (United States) delivered a gain, and we elected to take profits in the position and roll the proceeds into Ultra Petroleum Corp. (United States), which subsequently doubled in price. A position in Spinnaker Exploration Co. (United States) (not held in the Portfolio at the end of the reporting period) also paid off when the company was taken over at a premium by Norsk Hydro ASA (Norway) in September. Stock selection was also strong in the utilities sector, where the top contributor was Allegheny Energy, Inc. (United States) The two largest factors detracting from the Portfolio’s return were an overweight in technology stocks and an underweight in industrials.

Although small caps’ long stretch of outperformance (as measured by the Citigroup World Equity Extended Market Index) raises the risk that the asset class will begin to lag, we believe our broad investment universe-which encompasses micro-, small- and mid-cap companies anywhere in the world-provides us with fertile ground in which to find the approximately 100 “best ideas” that typically make up the Portfolio.

Joseph Axtell, CFA Terrence S. Gray, CFA

Lead Portfolio Manager Portfolio Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more established companies. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The S&P/Citigroup World Equity Extended Market Index (Citigroup World Equity EMI) is an unmanaged index of small-capitalization stocks within 27 countries around the globe. Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Growth includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. It is not possible to invest directly into a Lipper category.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the Portfolio’s total return unadjusted for contract charges with distributions reinvested. If contract charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks and Warrants	99%	94%
Cash Equivalents	1%	6%

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Europe	38%	41%
United States	37%	35%
Japan	8%	7%
Pacific Basin	7%	5%
United Kingdom	4%	5%
Australia	2%	2%
Latin America	2%	2%
Canada	1%	2%
Other	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	25%	25%
Consumer Discretionary	17%	21%
Industrials	14%	15%
Health Care	14%	12%
Information Technology	14%	16%
Energy	5%	3%
Materials	4%	3%
Utilities	3%	2%
Consumer Staples	2%	2%
Telecommunication Services	2%	1%

	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 58. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Global Opportunities VIP

	Shares	Value ($)
Common Stocks 98.8%
Australia 2.4%
Macquarie Bank Ltd.	82,011	4,097,334
QBE Insurance Group Ltd.	109,098	1,567,603
Sigma Pharmaceuticals Ltd.	863,938	1,976,062

(Cost $3,537,175)		7,640,999

Bermuda 0.5%
Orient-Express Hotels Ltd. “A” (Cost $1,474,197)	47,700	1,503,504

Brazil 1.6%
Aracruz Celulose SA “B” (ADR)	71,400	2,856,714
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	61,418	2,401,444

(Cost $3,225,777)		5,258,158

Canada 1.4%
OPTI Canada, Inc.*	60,000	1,970,149
ZENON Environmental, Inc.*	166,000	2,401,927

(Cost $4,057,639)		4,372,076

Denmark 1.1%
GN Store Nord AS (GN Great Nordic) (Cost $2,726,276)	267,500	3,501,864

France 3.9%
Autoroutes du Sud de la France	61,108	3,617,288
Business Objects SA*	29,188	1,181,458
Business Objects SA (ADR)* (a)	63,900	2,582,199
Flamel Technologies SA (ADR)* (a)	118,900	2,244,832
JC Decaux SA*	123,622	2,883,215

(Cost $8,478,688)		12,508,992

Germany 12.2%
AWD Holding AG (a)	128,163	3,558,119
Deutsche Boerse AG	62,352	6,389,732
Fresenius Medical Care AG (a)	77,847	8,202,512
Hypo Real Estate Holding AG	97,269	5,064,594
Puma AG	11,665	3,404,212
Rational AG	15,511	2,061,667
Stada Arzneimittel AG	106,086	3,472,708
United Internet AG (Registered) (a)	87,167	3,328,103
Wincor Nixdorf AG	32,876	3,478,450

(Cost $23,189,117)		38,960,097

Greece 4.9%
Alpha Bank AE	53,512	1,562,281
Coca-Cola Hellenic Bottling Co. SA	100,100	2,948,489
Dryships, Inc.	122,800	1,500,604
Germanos SA	148,800	2,505,056
Piraeus Bank SA	213,900	4,578,510
Titan Cement Co.	62,900	2,569,122

(Cost $12,132,340)		15,664,062

Hong Kong 2.5%
Kingboard Chemical Holdings Ltd.	1,343,500	3,638,738
Midland Realty Holdings Ltd.	2,285,800	1,179,212
Wing Hang Bank Ltd.	428,700	3,085,187

(Cost $5,230,233)		7,903,137

	Shares	Value ($)
India 0.7%
Mahindra & Mahindra Ltd. (Cost $1,072,406)	192,800	2,182,739

Indonesia 0.5%
PT Indosat Tbk (ADR) (Cost $1,501,550)	51,400	1,495,226

Ireland 6.2%
Anglo Irish Bank Corp. PLC	758,416	11,510,932
FBD Holdings PLC	56,400	2,447,860
ICON PLC (ADR)*	27,900	1,147,806
Irish Continental Group PLC*	65,360	834,153
Paddy Power PLC	143,100	2,049,934
Ryanair Holdings PLC*	170,600	1,676,379

(Cost $7,470,452)		19,667,064

Italy 0.5%
Safilo SpA* (Cost $1,681,420)	291,000	1,667,452

Japan 8.0%
AEON Credit Services Co., Ltd.	33,600	3,179,514
AEON Mall Co., Ltd.	80,000	3,900,454
JAFCO Co., Ltd.	22,100	1,973,231
Matsui Securities Co., Ltd. (a)	186,000	2,581,778
Nidec Corp.	25,600	2,177,199
Park24 Co., Ltd. (a)	122,000	4,365,456
Sumitomo Realty & Development Co., Ltd.	223,000	4,850,087
UFJ Central Leasing Co., Ltd.	46,000	2,285,666

(Cost $14,514,236)		25,313,385

Korea 1.2%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	112,200	3,032,964
Korea Information Service, Inc.	35,000	677,753

(Cost $2,760,432)		3,710,717

Netherlands 3.7%
Chicago Bridge & Iron Co., NV (New York Shares)	143,500	3,617,635
SBM Offshore NV	51,485	4,160,048
Vedior NV	264,008	3,913,239

(Cost $7,472,173)		11,690,922

Norway 0.8%
Prosafe ASA (a)	35,600	1,511,179
Tandberg ASA (a)	170,800	1,045,151

(Cost $2,526,848)		2,556,330

Russia 0.8%
Mobile TeleSystems (ADR)	48,900	1,711,500
Pyaterochka Holding NV (GDR) 144A*	55,700	804,865

(Cost $1,172,385)		2,516,365

Sweden 1.7%
Brostrom AB “B” (a)	87,700	1,766,253
Eniro AB	201,300	2,533,829
Micronic Laser Systems AB*	82,800	1,172,509

(Cost $3,557,186)		5,472,591

	Shares	Value ($)
Switzerland 1.3%
Advanced Digital Broadcast Holdings SA*	27,040	2,469,313
EFG International*	20,800	554,012
Micronas Semiconductor Holdings AG (Foreign Registered)*	35,101	1,161,975

(Cost $3,232,607)		4,185,300

Taiwan 2.4%
Optimax Technology Corp.	1,028,000	1,756,837
Powerchip Semiconductor Corp.	2,955,000	1,948,905
Siliconware Precision Industries Co.	2,809,537	3,941,303

(Cost $5,395,752)		7,647,045

Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $1,528,960)	609,900	1,709,653

United Kingdom 3.6%
Aegis Group PLC	610,239	1,280,899
ARM Holdings PLC	754,483	1,570,688
Group 4 Securicor PLC	454,660	1,284,187
John Wood Group PLC	306,492	1,075,732
Misys PLC	453,860	1,864,319
Taylor Nelson Sofres PLC	586,931	2,269,560
Viridian Group PLC	133,625	2,056,473

(Cost $12,056,523)		11,401,858

United States 36.4%
Adams Respiratory Therapeutics, Inc.*	66,600	2,707,956
Advance Auto Parts, Inc.*	97,350	4,230,831
Advanced Medical Optics, Inc.*	70,600	2,951,080
Aeropostale, Inc.*	139,900	3,679,370
Allegheny Energy, Inc.* (a)	218,000	6,899,700
AMERIGROUP Corp.*	122,200	2,378,012
Caribou Coffee Co., Inc.* (a)	55,400	556,216
Carter’s, Inc.*	47,900	2,818,915
Celgene Corp.*	75,800	4,911,840
Diamond Foods, Inc.*	87,900	1,737,783
Dresser-Rand Group, Inc.*	81,200	1,963,416
Euronet Worldwide, Inc.*	110,500	3,071,900
Fiserv, Inc.*	67,800	2,933,706
Foundation Coal Holdings, Inc.	71,900	2,732,200
FTI Consulting, Inc.*	84,650	2,322,796
Gentex Corp.	115,700	2,256,150
GTECH Holdings Corp.	157,100	4,986,354
Harman International Industries, Inc.	29,800	2,915,930

	Shares	Value ($)
Harris Interactive, Inc.*	146,700	632,277
Invitrogen Corp.*	38,200	2,545,648
Joy Global, Inc.	102,375	4,095,000
Kenneth Cole Productions, Inc. “A”	68,200	1,739,100
Lam Research Corp.*	46,700	1,666,256
LECG Corp.*	79,400	1,379,972
Legg Mason, Inc.	60,950	7,295,106
NeuStar, Inc. “A”*	79,000	2,408,710
New York & Co., Inc.*	146,700	3,110,040
NxStage Medical, Inc.*	112,100	1,340,716
P.F. Chang’s China Bistro, Inc.*	64,500	3,201,135
Rowan Companies, Inc.	58,800	2,095,632
Symbol Technologies, Inc.	122,148	1,565,937
Telik, Inc.*	114,300	1,941,957
The First Marblehead Corp.	108,200	3,555,452
Thoratec Corp.*	136,800	2,830,392
THQ, Inc.*	197,100	4,700,835
Ultra Petroleum Corp.*	120,700	6,735,060
Waters Corp.*	65,800	2,487,240
Zions Bancorp.	57,600	4,352,257

(Cost $83,898,810)		115,732,877

Total Common Stocks (Cost $213,893,182)		314,262,413

Warrants 0.0%
Hong Kong
Kingboard Chemical Holdings Ltd.* (Cost $849)	91,640	31,911

Securities Lending Collateral 9.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $28,727,151)	28,727,151	28,727,151

Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (d) (Cost $4,509,408)	4,509,408	4,509,408

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $247,130,590)+	109.2	347,530,883
Other Assets and Liabilities, Net	(9.2)	(29,312,480)

Net Assets	100.0	318,218,403

*	Non-income producing security.
+	The cost for federal income tax purposes was $251,568,347. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $95,962,536. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $107,113,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,151,225.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $27,782,850 which is 8.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $213,894,031), including $27,782,850 of securities loaned	$314,294,324
Investment in Daily Assets Fund Institutional (cost $28,727,151)*	28,727,151
Investment in Cash Management QP Trust (cost $4,509,408)	4,509,408
Total investments in securities, at value (cost $247,130,590)	347,530,883
Foreign currency, at value (cost $773)	792
Dividends receivable	258,496
Interest receivable	38,763
Receivable for Portfolio shares sold	31,318
Foreign taxes recoverable	19,575
Other assets	9,013

Total assets	347,888,840

Liabilities
Payable upon return of securities loaned	28,727,151
Payable for Portfolio shares redeemed	509,812
Deferred foreign taxes	731
Accrued management fee	310,101
Other accrued expenses and payables	122,642
Total liabilities	29,670,437

Net assets, at value	$318,218,403

Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(621,811)
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $731)	100,399,562
Foreign currency related transactions	279
Accumulated net realized gain (loss)	(397,370)
Paid-in capital	218,837,743

Net assets, at value	$318,218,403

Class A
Net Asset Value, offering and redemption price per share ($285,223,759 ÷ 19,013,655 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.00

Class B
Net Asset Value, offering and redemption price per share ($32,994,644 ÷ 2,223,191 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.84

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Dividends (net of foreign taxes withheld of $300,200)	$3,605,712
Interest	1,060
Interest — Cash Management QP Trust	363,573
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	231,157

Total Income	4,201,502

Expenses:
Management fee	2,754,030
Custodian and accounting fees	380,323
Distribution service fees (Class B)	68,421
Record keeping fees (Class B)	31,465
Auditing	42,909
Legal	31,895
Trustees’ fees and expenses	10,347
Reports to shareholders	57,179
Other	30,789
Total expenses before expense reductions	3,407,358
Expense reductions	(86,264)
Total expenses after expense reductions	3,321,094

Net investment income (loss)	880,408

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	29,238,124
Foreign currency related transactions	(61,285)
29,176,839
Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $731)	18,683,790
Foreign currency related transactions	(10,266)
18,673,524

Net gain (loss) on investment transactions	47,850,363

Net increase (decrease) in net assets resulting from operations	$48,730,771

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$880,408	$160,121
Net realized gain (loss) on investment transactions	29,176,839	13,182,071
Net unrealized appreciation (depreciation) during the period on investment transactions	18,673,524	33,488,081
Net increase (decrease) in net assets resulting from operations	48,730,771	46,830,273
Distributions to shareholders from:
Net investment income:
Class A	(1,475,427)	(501,729)
Class B	(100,297)	—
Portfolio share transactions:
Class A
Proceeds from shares sold	36,509,577	33,267,780
Reinvestment of distributions	1,475,427	501,729
Cost of shares redeemed	(27,263,254)	(26,576,758)
Net increase (decrease) in net assets from Class A share transactions	10,721,750	7,192,751
Class B
Proceeds from shares sold	8,447,459	9,197,327
Reinvestment of distributions	100,297	—
Cost of shares redeemed	(3,892,529)	(3,074,994)
Net increase (decrease) in net assets from Class B share transactions	4,655,227	6,122,333
Increase (decrease) in net assets	62,532,024	59,643,628

Net assets at beginning of period	255,686,379	196,042,751

Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $621,811 and $111,958, respectively)	$318,218,403	$255,686,379

Other Information
Class A
Shares outstanding at beginning of period	18,170,922	17,610,512
Shares sold	2,735,197	2,966,838
Shares issued to shareholders in reinvestment of distributions	116,727	46,673
Shares redeemed	(2,009,191)	(2,453,101)
Net increase (decrease) in Class A shares	842,733	560,410

Shares outstanding at end of period	19,013,655	18,170,922

Class B
Shares outstanding at beginning of period	1,871,933	1,289,405
Shares sold	635,797	862,506
Shares issued to shareholders in reinvestment of distributions	8,017	—
Shares redeemed	(292,556)	(279,978)
Net increase (decrease) in Class B shares	351,258	582,528

Shares outstanding at end of period	2,223,191	1,871,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.77	$10.38	$6.97	$8.70	$11.76

Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.01	.02	(.00)[b]	(.00)[b]
Net realized and unrealized gain (loss) on investment transactions	2.27	2.41	3.40	(1.73)	(2.87)
Total from investment operations	2.31	2.42	3.42	(1.73)	(2.87)
Less distributions from:
Net investment income	(.08)	(.03)	(.01)	—	—
Net realized gain on investment transactions	—	—	—	—	(.19)
Total distributions	(.08)	(.03)	(.01)	—	(.19)

Net asset value, end of period	$15.00	$12.77	$10.38	$6.97	$8.70

Total Return (%)	18.19	23.35	49.09	(19.89)	(24.59)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	285	232	183	121	150
Ratio of expenses before expense reductions (%)	1.17	1.18	1.18	1.19	1.23[c]
Ratio of expenses after expense reductions (%)	1.17	1.18	1.18	1.19	1.22[c]
Ratio of net investment income (loss) (%)	.32	.09	.28	(.03)	.00[d]
Portfolio turnover rate (%)	30	24	41	47	56

[a]	Based on average shares outstanding during the period.
[b]	Amount is less than $.005.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.22% and 1.22%, respectively.
[d]	Amount is less than .005%.

Class B

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.62	$10.25	$6.89	$8.62	$11.69

Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.01)	.00[b]	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	2.24	2.38	3.36	(1.71)	(2.86)
Total from investment operations	2.27	2.37	3.36	(1.73)	(2.88)
Less distributions from:
Net investment income	(.05)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	(.19)
Total distributions	(.05)	—	—	—	(.19)

Net asset value, end of period	$14.84	$12.62	$10.25	$6.89	$8.62

Total Return (%)	18.06[d]	23.12[d]	48.77	(20.07)	(24.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	24	13	4	7
Ratio of expenses before expense reductions (%)	1.54	1.52	1.43	1.44	1.48[c]
Ratio of expenses after expense reductions (%)	1.24	1.39	1.43	1.44	1.47[c]
Ratio of net investment income (loss) (%)	.25	(.12)	.03	(.28)	(.25)
Portfolio turnover rate (%)	30	24	41	47	56

[a]	Based on average shares outstanding during the period.
[b]	Amount is less than $.005.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.47% and 1.47%, respectively.
[d]	Total return would have been less had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Returns shown for the all periods for Class B reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
☐ DWS International VIP — Class A ☐ MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS International VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$11,617	$17,294	$9,762	$17,517
Average annual total return	16.17%	20.03%	-.48%	5.77%
MSCI EAFE® Index
Growth of $10,000	$11,354	$18,920	$12,494	$17,634
Average annual total return	13.54%	23.68%	4.55%	5.84%

DWS International VIP	1-Year	3-Year	5-Year	Life of Class*
Class B
Growth of $10,000	$11,571	$17,152	$9,658	$14,071
Average annual total return	15.71%	19.70%	-.69%	4.03%
MSCI EAFE® Index
Growth of $10,000	$11,354	$18,920	$12,494	$15,777
Average annual total return	13.54%	23.68%	4.55%	5.46%

The growth of $10,000 is cumulative.

*	The Portfolio commenced selling Class B shares on May 8, 1997. Index returns begin May 31, 1997.

Information About Your Portfolio’s Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Class B shares limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,164.20	$1,162.20
Expenses Paid per $1,000*	$5.62	$7.47

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.01	$1,018.30
Expenses Paid per $1,000*	$5.24	$6.97

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	1.03%	1.37%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS International VIP

International equities delivered strong performance in 2005 relative to most other asset classes. The MSCI EAFE® Index returned 13.54% in US dollar terms and was even stronger in local currency terms with a gain of 29.00%. All developed regions reported positive returns for the year, with Japan producing the best return among the countries represented in the MSCI EAFE® Index. The Portfolio gained 16.17% (Class A shares, unadjusted for contract charges), outperforming the benchmark.

The Portfolio’s return was bolstered by outperformance in eight of 10 market sectors. The most notable contributors to return stemmed from the energy and financials sectors. Within energy, key positions including OAO Gazprom (Russia), Statoil ASA (Norway), Petroleo Brasileiro SA (Brazil), Total SA (France) and Eni SpA (Italy), were beneficiaries of the rising price of oil in 2005. Among financials, the Portfolio’s positions in Mizuho Financial Group, Inc. (Japan), Mitsui Fudosan Co., Ltd. (Japan) and Credit Saison Co., Ltd. (Japan) were lifted by Japan’s economic recovery. Several emerging-markets positions, including ICICI Bank Ltd. (India) and OTP Bank Rt (Hungary), ascended throughout 2005 as the need for financial services within developing economies continued to increase. The only lagging sector of note within the Portfolio was industrials, particularly stocks with homebuilding and real estate exposure such as Wienerberger (Austria) and Grafton Group (United Kingdom) (both securities were not held at the end of the reporting period).

Looking ahead, management believes investors will increasingly reward those companies that can command higher prices for their products and services based on their brand, technological capability, market position or cost advantage, as well as those which have the ability to grow amid a potentially slower global macroeconomic environment.

Matthias Knerr, CFA

Manager

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted measure of stock markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

DWS International VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	100%
Cash Equivalents	1%	—

	100%	100%

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Europe (excluding United Kingdom)	50%	47%
Japan	22%	23%
United Kingdom	17%	21%
Pacific Basin	5%	6%
Latin America	3%	2%
Australia	2%	1%
Other	1%	—

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	34%	30%
Consumer Discretionary	15%	13%
Energy	11%	10%
Industrials	8%	7%
Consumer Staples	7%	5%
Materials	7%	6%
Information Technology	6%	7%
Health Care	6%	9%
Telecommunication Services	4%	8%
Utilities	2%	5%

	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 70. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS International VIP

	Shares	Value ($)
Common Stocks 98.6%
Australia 1.8%
Australia & New Zealand Banking Group Ltd.	338,192	5,937,891
Macquarie Airports	2,089,800	4,856,544

(Cost $9,747,839)		10,794,435

Brazil 1.7%
Companhia Vale do Rio Doce (ADR)	141,806	5,833,899
Petroleo Brasileiro SA (ADR)	59,800	4,261,946

(Cost $3,440,902)		10,095,845

Finland 3.3%
Fortum Oyj	276,400	5,183,322
Neste Oil Oyj*	150,900	4,266,174
Nokia Oyj	182,757	3,342,855
Nokia Oyj (ADR)	72,590	1,328,397
Nokian Renkaat Oyj (a)	435,610	5,492,403

(Cost $21,070,233)		19,613,151

France 8.3%
Axa	236,932	7,646,533
BNP Paribas SA	104,268	8,437,320
Pernod Ricard SA	36,392	6,350,653
Schneider Electric SA	47,568	4,243,392
Total SA	67,284	16,903,326
Vivendi Universal SA	199,731	6,256,772

(Cost $36,039,117)		49,837,996

Germany 12.9%
Adidas-Salomon AG	35,342	6,694,623
Allianz AG (Registered)	59,210	8,968,429
BASF AG	88,649	6,791,414
Bayer AG	153,513	6,413,747
Commerzbank AG	239,036	7,363,522
Continental AG	62,772	5,572,196
Deutsche Boerse AG	50,067	5,130,785
E.ON AG	97,867	10,125,419
Fresenius Medical Care AG (a)	50,240	5,293,643
Hypo Real Estate Holding AG	201,286	10,480,543
Siemens AG (Registered)	48,920	4,193,146

(Cost $59,370,936)		77,027,467

Greece 2.1%
Alpha Bank AE	165,308	4,826,162
Hellenic Telecommunications Organization SA*	350,320	7,465,389

(Cost $8,129,933)		12,291,551

Hong Kong 1.1%
Esprit Holdings Ltd. (Cost $4,197,496)	895,748	6,365,481

Hungary 0.5%
OTP Bank Rt (GDR) (REG S) (Cost $1,614,557)	47,857	3,139,419

India 1.2%
ICICI Bank Ltd. (Cost $3,992,104)	522,802	7,133,380

Indonesia 1.1%
PT Telekomunikasi Indonesia (ADR) (Cost $5,674,309)	265,300	6,330,058

	Shares	Value ($)
Ireland 2.0%
Anglo Irish Bank Corp. PLC	429,040	6,511,796
CRH PLC	185,410	5,454,746

(Cost $10,270,239)		11,966,542

Italy 5.4%
Assicurazioni Generali SpA	152,400	5,326,186
Banca Intesa SpA	1,974,260	10,459,535
Capitalia SpA	1,081,500	6,261,096
Eni SpA	367,620	10,197,328

(Cost $23,799,147)		32,244,145

Japan 21.6%
AEON Co., Ltd.	234,000	5,952,431
Aiful Corp.	55,106	4,602,485
Astellas Pharma, Inc.	143,300	5,589,350
Canon, Inc.	191,500	11,204,053
Credit Saison Co., Ltd.	110,700	5,528,664
Dai Nippon Printing Co., Ltd.	210,862	3,754,697
Daito Trust Construction Co., Ltd.	89,900	4,649,934
Mitsubishi Corp.	541,000	11,972,782
Mitsui & Co., Ltd.	425,000	5,459,575
Mitsui Fudosan Co., Ltd.	400,000	8,123,119
Mitsui Sumitomo Insurance Co., Ltd.	344,000	4,209,030
Mizuho Financial Group, Inc.	1,631	12,944,554
Nishimatsuya Chain Co., Ltd.	16,000	736,677
Nissan Motor Co., Ltd.	549,157	5,564,443
Sega Sammy Holdings, Inc.	271,800	9,103,405
Shinsei Bank Ltd.	843,000	4,874,940
Takefuji Corp.	69,200	4,699,979
Toyota Motor Corp.	301,300	15,635,359
Yamada Denki Co., Ltd.	34,500	4,317,802

(Cost $83,531,791)		128,923,279

Korea 2.2%
POSCO (ADR) (a)	91,500	4,530,165
Samsung Electronics Co., Ltd.	13,617	8,771,494

(Cost $8,299,221)		13,301,659

Mexico 1.0%
Fomento Economico Mexicano SA de CV (ADR) (Cost $5,857,721)	86,400	6,264,864

Norway 1.0%
Statoil ASA (Cost $3,370,796)	266,968	6,131,012

Russia 1.3%
AFK Sistema (GDR) (REG S)	145,892	3,428,462
OAO Gazprom (ADR) (REG S) (b)	57,107	4,094,572
OAO Gazprom (ADR) (REG S) (b)	4,193	300,638

(Cost $4,750,449)		7,823,672

Spain 1.1%
ACS, Actividades de Construccion y Servicios SA (Cost $5,394,466)	213,000	6,861,564

Sweden 1.7%
ForeningsSparbanken AB	114,360	3,116,488
Telefonaktiebolaget LM Ericsson “B”	2,024,637	6,957,340

(Cost $4,923,390)		10,073,828

	Shares	Value ($)
Switzerland 7.6%
Baloise Holding AG “R”	74,543	4,353,849
Nestle SA (Registered)	38,002	11,365,463
Novartis AG (Registered)	139,514	7,331,107
Roche Holding AG (Genusschein)	70,775	10,626,618
UBS AG (Registered)	121,441	11,561,409

(Cost $26,994,411)		45,238,446

Taiwan 0.6%
Hon Hai Precision Industry Co., Ltd. (Cost $2,278,194)	698,091	3,827,895

United Kingdom 19.1%
AstraZeneca PLC	98,384	4,788,642
BHP Billiton PLC	660,454	10,789,281
Hammerson PLC	338,895	5,958,968
Hilton Group PLC	900,446	5,631,409
HSBC Holdings PLC	483,680	7,764,165
Imperial Tobacco Group PLC	341,990	10,220,407
Informa PLC	658,685	4,915,551
National Grid PLC	508,474	4,973,409
Prudential PLC	633,048	5,990,379
Punch Taverns PLC	439,530	6,420,239
Reckitt Benckiser PLC	181,990	6,011,789
Royal Bank of Scotland Group PLC	432,478	13,058,585
Royal Dutch Shell PLC “B”	402,405	12,863,645
Smiths Group PLC	368,771	6,636,564
Vodafone Group PLC	3,886,031	8,390,830

(Cost $89,524,304)		114,413,863

Total Common Stocks (Cost $422,271,555)		589,699,552

	Principal Amount ($)	Value ($)
Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce SA* (Cost $0)	219,880	4,579

	Shares	Value ($)
Securities Lending Collateral 2.0%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $11,892,100)	11,892,100	11,892,100

Cash Equivalents 1.5%
Cash Management QP Trust, 4.26% (e) (Cost $8,744,948)	8,744,948	8,744,948

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $442,908,603)+	102.1	610,341,179

Other Assets and Liabilities, Net	(2.1)	(12,270,495)

Net Assets	100.0	598,070,684

*	Non-income producing security.
+	The cost for federal income tax purposes was $450,056,662. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $160,284,517. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $163,338,650 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,054,133.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $11,322,939 which is 1.9% of net assets.
(b)	Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR:	American Depositary Receipt
GDR:	Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $422,271,555), including $11,322,939 of securities loaned	$589,704,131
Investment in Daily Assets Fund Institutional (cost $11,892,100)*	11,892,100
Investment in Cash Management QP Trust (cost $8,744,948)	8,744,948

Total investments in securities, at value (cost $442,908,603)	610,341,179

Cash	63
Foreign currency, at value (cost $46,258)	46,139
Receivable for investments sold	3,540,353
Dividends receivable	914,645
Interest receivable	46,661
Receivable for Portfolio shares sold	181,301
Foreign taxes recoverable	115,517
Other assets	17,244

Total assets	615,203,102

Liabilities
Payable upon return of securities loaned	11,892,100
Payable for investments purchased	3,575,642
Payable for Portfolio shares redeemed	935,053
Deferred foreign taxes	156,933
Accrued management fee	424,572
Accrued distribution service fees (Class B)	3,686
Other accrued expenses and payables	144,432

Total liabilities	17,132,418

Net assets, at value	$598,070,684

Net Assets
Net assets consist of:
Undistributed net investment income	6,301,420
Net unrealized appreciation (depreciation) on:
Investments (net of deferred foreign taxes of $156,933)	167,275,643
Foreign currency related transactions	28
Accumulated net realized gain (loss)	(170,682,258)
Paid-in capital	595,175,851

Net assets, at value	$598,070,684

Class A
Net Asset Value, offering and redemption price per share ($557,616,582 ÷ 51,410,562 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.85

Class B
Net Asset Value, offering and redemption price per share ($40,454,102 ÷ 3,739,529 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.82

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:

Dividends (net of foreign taxes withheld of $1,540,052)	$14,084,189
Interest	28,260
Interest — Cash Management QP Trust	215,350
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	411,399

Total Income	14,739,198

Expenses:

Management fee	4,841,891
Custodian and accounting fees	709,799
Distribution service fees (Class B)	93,098
Record keeping fees (Class B)	53,601
Auditing	50,498
Legal	24,066
Trustees’ fees and expenses	14,766
Reports to shareholders	48,425
Other	67,263
Total expenses before expense reductions	5,903,407
Expense reductions	(23,983)

Total expenses after expense reductions	5,879,424

Net investment income (loss)	8,859,774

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:
Investments (net of foreign taxes of $120,259)	54,149,154
Foreign currency related transactions	(362,287)

53,786,867

Net unrealized appreciation (depreciation) during the period on:

Investments (net of deferred foreign taxes of $156,933)	21,913,257
Foreign currency related transactions	(232,522)

21,680,735

Net gain (loss) on investment transactions	75,467,602

Net increase (decrease) in net assets resulting from operations	$84,327,376

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
	2005	2004
Increase (Decrease) in Net Assets
Operations:

Net investment income (loss)	$8,859,774	$5,345,381
Net realized gain (loss) on investment transactions	53,786,867	34,381,716
Net unrealized appreciation (depreciation) during the period on investment transactions	21,680,735	41,874,166
Net increase (decrease) in net assets resulting from operations	84,327,376	81,601,263
Distributions to shareholders from:

Net investment income:

Class A	(8,620,538)	(6,363,976)
Class B	(480,677)	(312,686)
Portfolio share transactions:

Class A

Proceeds from shares sold	58,844,328	57,653,358
Reinvestment of distributions	8,620,538	6,363,976
Cost of shares redeemed	(112,841,762)	(86,826,684)
Net increase (decrease) in net assets from Class A share transactions	(45,376,896)	(22,809,350)
Class B

Proceeds from shares sold	4,971,389	19,706,198
Reinvestment of distributions	480,677	312,686
Cost of shares redeemed	(5,251,206)	(13,535,303)
Net increase (decrease) in net assets from Class B share transactions	200,860	6,483,581

Increase (decrease) in net assets	30,050,125	58,598,832

Net assets at beginning of period	568,020,559	509,421,727

Net assets at end of period (including undistributed net investment income of $6,301,420 and $7,025,372, respectively)	$598,070,684	$568,020,559

Other Information
Class A

Shares outstanding at beginning of period	56,078,328	58,747,179
Shares sold	5,966,433	6,770,517
Shares issued to shareholders in reinvestment of distributions	946,272	763,983
Shares redeemed	(11,580,471)	(10,203,351)
Net increase (decrease) in Class A shares	(4,667,766)	(2,668,851)

Shares outstanding at end of period	51,410,562	56,078,328

Class B

Shares outstanding at beginning of period	3,699,485	2,910,661
Shares sold	510,934	2,359,763
Shares issued to shareholders in reinvestment of distributions	52,764	37,537
Shares redeemed	(523,654)	(1,608,476)
Net increase (decrease) in Class B shares	40,044	788,824

Shares outstanding at end of period	3,739,529	3,699,485

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.50	$8.26	$6.52	$8.05	$14.26

Income (loss) from investment operations:

Net investment income (loss)[a]	.15	.09	.09	.05	.06
Net realized and unrealized gain (loss) on investment transactions	1.36	1.26	1.70	(1.52)	(3.97)
Total from investment operations	1.51	1.35	1.79	(1.47)	(3.91)
Less distributions from:

Net investment income	(.16)	(.11)	(.05)	(.06)	(.05)
Net realized gain on investment transactions	—	—	—	—	(2.25)
Total distributions	(.16)	(.11)	(.05)	(.06)	(2.30)

Net asset value, end of period	$10.85	$9.50	$8.26	$6.52	$8.05

Total Return (%)	16.17	16.53	27.75	(18.37)	(30.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	558	533	485	412	513
Ratio of expenses before expense reductions (%)	1.02	1.04	1.05	1.03	1.01[b]
Ratio of expenses after expense reductions (%)	1.02	1.04	1.05	1.03	1.00[b]
Ratio of net investment income (loss) (%)	1.59	1.05	1.32	.73	.64
Portfolio turnover rate (%)	59	73	119	123	105

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.00% and 1.00%, respectively.

Class B

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.48	$8.24	$6.50	$8.03	$14.19

Income (loss) from investment operations:

Net investment income (loss)[a]	.12	.06	.07	.04	.05
Net realized and unrealized gain (loss) on investment transactions	1.35	1.27	1.71	(1.53)	(3.94)
Total from investment operations	1.47	1.33	1.78	(1.49)	(3.89)
Less distributions from:

Net investment income	(.13)	(.09)	(.04)	(.04)	(.02)
Net realized gain on investment transactions	—	—	—	—	(2.25)
Total distributions	(.13)	(.09)	(.04)	(.04)	(2.27)

Net asset value, end of period	$10.82	$9.48	$8.24	$6.50	$8.03

Total Return (%)	15.71[c]	16.24[c]	27.52	(18.62)	(30.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	24	8	3
Ratio of expenses before expense reductions (%)	1.41	1.38	1.32	1.28	1.26[b]
Ratio of expenses after expense reductions (%)	1.37	1.35	1.32	1.28	1.25[b]
Ratio of net investment income (loss) (%)	1.24	.74	1.05	.48	.39
Portfolio turnover rate (%)	59	73	119	123	105

[a]	Based on average shares outstanding during the period.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.25% and 1.25%, respectively.
[c]	Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2005

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The returns shown for the life of class period for Class A reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
☐ DWS Health Care VIP — Class A*

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Goldman Sachs Healthcare Index is a market capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

☐ S&P 500 Index
Index returns assume the reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
☐ Goldman Sachs Healthcare Index

Comparative Results

DWS Health Care VIP	1-Year	3-Year	Life of Class*
Class A
Growth of $10,000	$10,850	$15,897	$13,020
Average annual total return	8.50%	16.71%	5.82%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,817
Average annual total return	4.91%	14.39%	1.70%
Goldman Sachs Healthcare Index
Growth of $10,000	$11,212	$14,680	$11,873
Average annual total return	12.12%	13.65%	3.75%

DWS Health Care VIP	1-Year	3-Year	Life of Class*
Class B
Growth of $10,000	$10,806	$15,714	$15,909
Average annual total return	8.06%	16.26%	14.19%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$13,428
Average annual total return	4.91%	14.39%	8.79%
Goldman Sachs Healthcare Index
Growth of $10,000	$11,212	$14,680	$14,214
Average annual total return	12.12%	13.65%	10.55%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
**	The Portfolio commenced selling Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,072.50	$1,069.80
Expenses Paid per $1,000*	$4.65	$6.73

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.72	$1,018.70
Expenses Paid per $1,000*	$4.53	$6.56

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.89%	1.29%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Health Care VIP

Owing in part to the strong performance of managed care stocks, DWS Health Care VIP posted an 8.50% return for its most recent year ended December 31, 2005 (Class A shares, unadjusted for contract charges). In comparison, the S&P 500 Index returned 4.91%, and the Goldman Sachs Healthcare Index returned 12.12%.

Two positive performers for the Portfolio during the period were Amgen, Inc., from the biotechnology area, and UnitedHealth Group, Inc., within health care services. Investors have become more positive about Amgen’s pipeline of drugs in development and seem especially enthusiastic about the company’s new product designed to treat osteoporosis. UnitedHealth was the leader among several managed care companies that performed well for the Portfolio during the period. Managed care companies benefited from several major trends, including lower cost due to slower growth in drug and hospital expenditures. A major detractor from performance during the period was Abbott Laboratories, which received unfavorable clinical results on several significant products under development.

We believe some of the best opportunities in health care continue to be in the service areas such as managed care companies, which we think will continue to show strength. Major pharmaceuticals are facing major patent expirations and are lacking meaningful new product pipelines. Thus, we underweighted this sector. We believe that our focus on individual company research will enable us to build a portfolio of the most attractive companies within this industry.

James E. Fenger Leefin Lai, CFA, CPA

Lead Portfolio Manager Portfolio Manager

Thomas Bucher, CFA

Consultant to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Goldman Sachs Healthcare Index is an unmanaged market-capitalization-weighted index of 114 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	96%	97%
Cash Equivalents	4%	3%

	100%	100%

Industry Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Pharmaceuticals	35%	33%
Biotechnology	23%	27%
Health Care Services	19%	16%
Medical Supply & Specialty	17%	17%
Hospital Management	3%	4%
Life Sciences Equipment	3%	3%

	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 81. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month-end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Health Care VIP

	Shares	Value ($)
Common Stocks 95.6%
Health Care 95.6%
Biotechnology 22.0%
Amgen, Inc.*	64,750	5,106,185
Amylin Pharmaceuticals, Inc.*	14,500	578,840
Biogen Idec, Inc.*	48,920	2,217,544
Celgene Corp.*	23,200	1,503,360
Discovery Laboratories, Inc.*	98,800	659,984
DOV Pharmaceutical, Inc.*	72,600	1,065,768
Encysive Pharmaceuticals, Inc.*	39,700	313,233
Gen-Probe, Inc.*	27,800	1,356,362
Genentech, Inc.*	40,700	3,764,750
Genzyme Corp.*	42,900	3,036,462
Gilead Sciences, Inc.*	44,200	2,326,246
GPC Biotech AG (ADR)*	60,512	746,113
ImClone Systems, Inc.*	21,600	739,584
Keryx Biopharmaceuticals, Inc.*	46,400	679,296
Medicines Co.*	59,000	1,029,550
MedImmune, Inc.*	25,200	882,504
MGI Pharma, Inc.*	59,900	1,027,884
Millennium Pharmaceuticals, Inc.*	56,700	549,990
Myogen, Inc.*	29,000	874,640
Rigel Pharmaceuticals, Inc.* (a)	69,000	576,840

		29,035,135

Health Care Services 18.6%
Aetna, Inc.	26,900	2,536,939
Caremark Rx, Inc.*	65,900	3,412,961
Covance, Inc.*	11,400	553,470
DaVita, Inc.*	18,200	921,648
Fisher Scientific International, Inc.*	27,500	1,701,150
Fresenius Medical Care AG	8,729	919,749
Humana, Inc.*	400	21,732
Medco Health Solutions, Inc.*	23,984	1,338,307
Omnicare, Inc.	16,700	955,574
UnitedHealth Group, Inc.	104,200	6,474,988
WellPoint, Inc.*	70,700	5,641,153

		24,477,671

Hospital Management 3.2%
Community Health Systems, Inc.*	65,600	2,515,104
Triad Hospitals, Inc.*	42,600	1,671,198

		4,186,302

Life Sciences Equipment 2.7%
Charles River Laboratories International, Inc.*	18,100	766,897
Invitrogen Corp.*	11,800	786,352
PerkinElmer, Inc.	51,800	1,220,408
Serologicals Corp.*	41,200	813,288

		3,586,945

	Shares	Value ($)
Medical Supply & Specialty 15.7%
ArthroCare Corp.*	23,100	973,434
Bausch & Lomb, Inc.	8,100	549,990
Baxter International, Inc.	52,800	1,987,920
Biomet, Inc.	45,800	1,674,906
C.R. Bard, Inc.	23,000	1,516,160
Cardinal Health, Inc.	37,800	2,598,750
Cytyc Corp.*	46,400	1,309,872
Elekta AB “B”	62,000	920,889
IntraLase Corp.* (a)	33,800	602,654
Kyphon, Inc.*	30,800	1,257,564
Medtronic, Inc.	62,500	3,598,125
Nobel Biocare Holding AG	800	175,944
St. Jude Medical, Inc.*	8,700	436,740
Stryker Corp.	17,600	781,968
The Cooper Companies, Inc.	18,900	969,570
Zimmer Holdings, Inc.*	20,300	1,369,032

		20,723,518

Pharmaceuticals 33.4%
Abbott Laboratories	50,900	2,006,987
Allergan, Inc.	7,900	852,884
Astellas Pharma, Inc.	46,000	1,794,209
AstraZeneca PLC	28,980	1,410,543
AVANIR Pharmaceuticals “A”*	211,000	725,840
Barrier Therapeutics, Inc.*	45,600	373,920
Cardiome Pharma Corp.*	81,900	827,190
Eli Lilly & Co.	23,400	1,324,206
Forest Laboratories, Inc.*	21,500	874,620
Johnson & Johnson	85,000	5,108,500
Medicis Pharmaceutical Corp. “A” (a)	24,700	791,635
New River Pharmaceuticals, Inc.* (a)	16,600	861,208
Novartis AG (Registered)	69,696	3,662,348
Pfizer, Inc.	127,940	2,983,561
Roche Holding AG (Genusschein)	23,298	3,498,113
Sanofi-Aventis	27,250	2,387,334
Schering-Plough Corp.	180,200	3,757,170
Schwarz Pharma AG	28,200	1,790,490
Sepracor, Inc.*	26,900	1,388,040
Shire Pharmaceuticals Group PLC (ADR)	24,800	961,992
Teva Pharmaceutical Industries Ltd. (ADR)	32,100	1,380,621
ViroPharma, Inc.*	31,300	580,615
Wyeth	103,100	4,749,817

		44,091,843

Total Common Stocks (Cost $94,012,368)		126,101,414

	Shares	Value ($)
Securities Lending Collateral 1.9%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $2,559,800)	2,559,800	2,559,800

	Shares	Value ($)
Cash Equivalents 4.3%
Cash Management QP Trust, 4.26% (d) (Cost $5,628,061)	5,628,061	5,628,061

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $102,200,229)+	101.8	134,289,275
Other Assets and Liabilities, Net	(1.8)	(2,362,941)

Net Assets	100.0	131,926,334

*	Non-income producing security.
+	The cost for federal income tax purposes was $102,791,519. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $31,497,756. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $35,056,735 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,558,979.
(a)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $2,491,772 which is 1.9% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $94,012,368), including $2,491,772 of securities loaned	$126,101,414
Investment in Daily Assets Fund Institutional (cost $2,559,800)*	2,559,800
Investment in Cash Management QP Trust (cost $5,628,061)	5,628,061
Total investments in securities, at value (cost $102,200,229)	134,289,275
Cash	10,000
Foreign currency, at value (cost $105,565)	99,672
Receivable for investments sold	261,971
Dividends receivable	30,189
Interest receivable	21,096
Foreign taxes recoverable	6,232
Other assets	1,366

Total assets	134,719,801

Liabilities
Payable upon return of securities loaned	2,559,800
Payable for Portfolio shares redeemed	91,971
Accrued management fee	83,202
Accrued distribution service fees (Class B)	6,831
Other accrued expenses and payables	51,663

Total liabilities	2,793,467

Net assets, at value	$131,926,334

Net Assets
Net assets consist of:
Accumulated net investment loss	(8,982)
Net unrealized appreciation (depreciation) on:
Investments	32,089,046
Foreign currency related transactions	(6,390)
Accumulated net realized gain (loss)	(113,846)
Paid-in capital	99,966,506

Net assets, at value	$131,926,334

Class A
Net Asset Value, offering and redemption price per share ($109,111,132 ÷ 8,377,800 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.02

Class B
Net Asset Value, offering and redemption price per share ($22,815,202 ÷ 1,772,301 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.87

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2005

Investment Income
Income:
Dividends (net of foreign taxes withheld of $38,227)	$759,842
Interest	408
Interest — Cash Management QP Trust	97,680
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	35,233

Total Income	893,163

Expenses: Management fee	959,087
Custodian fees	85,944
Distribution service fees (Class B)	52,676
Record keeping fees (Class B)	29,017
Auditing	34,866
Legal	1,448
Trustees’ fees and expenses	5,818
Reports to shareholders	21,990
Other	17,448
Total expenses before expense reductions	1,208,294
Expense reductions	(3,270)
Total expenses after expense reductions	1,205,024

Net investment income (loss)	(311,861)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,797,819
Foreign currency related transactions	(33,499)
5,764,320
Net unrealized appreciation (depreciation) during the period on: Investments	4,959,885
Foreign currency related transactions	(7,516)
4,952,369

Net gain (loss) on investment transactions	10,716,689

Net increase (decrease) in net assets resulting from operations	$10,404,828

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$(311,861)	$(424,014)
Net realized gain (loss) on investment transactions	5,764,320	5,571,554
Net unrealized appreciation (depreciation) during the period on investment transactions	4,952,369	5,777,481
Net increase (decrease) in net assets resulting from operations	10,404,828	10,925,021
Portfolio share transactions:
Class A
Proceeds from shares sold	8,840,510	14,603,543
Cost of shares redeemed	(17,288,593)	(16,500,791)
Net increase (decrease) in net assets from Class A share transactions	(8,448,083)	(1,897,248)

Class B
Proceeds from shares sold	4,364,689	9,015,887
Cost of shares redeemed	(3,728,727)	(1,312,710)
Net increase (decrease) in net assets from Class B share transactions	635,962	7,703,177

Increase (decrease) in net assets	2,592,707	16,730,950

Net assets at beginning of period	129,333,627	112,602,677

Net assets at end of period (including accumulated net investment loss of $8,982 and $283, respectively)	$131,926,334	$129,333,627

Other Information
Class A
Shares outstanding at beginning of period	9,070,686	9,253,001
Shares sold	715,380	1,284,769
Shares redeemed	(1,408,266)	(1,467,084)
Net increase (decrease) in Class A shares	(692,886)	(182,315)

Shares outstanding at end of period	8,377,800	9,070,686

Class B
Shares outstanding at beginning of period	1,720,377	1,034,876
Shares sold	357,712	802,351
Shares redeemed	(305,788)	(116,850)
Net increase (decrease) in Class B shares	51,924	685,501

Shares outstanding at end of period	1,772,301	1,720,377

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$12.00	$10.95	$8.19	$10.65	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.03)	(.02)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.04	1.08	2.78	(2.43)	.67
Total from investment operations	1.02	1.05	2.76	(2.46)	.65

Net asset value, end of period	$13.02	$12.00	$10.95	$8.19	$10.65

Total Return (%)	8.50	9.59	33.70	(23.10)	6.50[c]	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	109	101	69	56
Ratio of expenses before expense reductions (%)	.88	.88	.87	.91	1.40	*
Ratio of expenses after expense reductions (%)	.88	.88	.87	.91	.95	*
Ratio of net investment income (loss) (%)	(.18)	(.29)	(.24)	(.38)	(.25	)*
Portfolio turnover rate (%)	43	77	64	53	34	*

[a]	For the period May 1, 2001 (commencement of operations of Class A shares) to December 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.91	$10.91	$8.19	$8.09

Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.08)	(.07)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.03	1.08	2.79	.14
Total from investment operations	.96	1.00	2.72	.10
Net asset value, end of period	$12.87	$11.91	$10.91	$8.19

Total Return (%)	8.06	9.17	33.21	1.24	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	20	11	.3
Ratio of expenses (%)	1.27	1.27	1.26	1.16	*
Ratio of net investment income (loss) (%)	(.57)	(.68)	(.63)	(.92	)*
Portfolio turnover rate (%)	43	77	64	53

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series I (formerly Scudder Variable Series I) (the “Series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of seven diversified portfolios: Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a “Portfolio” or the “Portfolios” and formerly known as Money Market Portfolio, Bond Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, International Portfolio and Health Sciences Portfolio, respectively). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies”).

Multiple Classes of Shares of Beneficial Interest. The Series offers one class of shares for the Money Market VIP and two classes of shares (Class A shares and Class B shares) for each of the other Portfolios. On May 2, 2005, the DWS Bond VIP commenced offering Class B shares. Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. The Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. Each Portfolio, except the Money Market VIP, may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. Each Portfolio, except for Money Market VIP, may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. Each Portfolio may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolio, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolio has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolio’s claims on the collateral may be subject to legal proceedings.

Mortgage Dollar Rolls. The DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them.

At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

When-Issued/Delayed Delivery Securities. Each Portfolio may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations/Assignments. The DWS Bond VIP may invest in US dollar-denominated fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Portfolio invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Portfolio having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Series’ understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2005, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards Utilized ($)+	Capital Loss Carryforwards ($)	Expiration Date
Money Market VIP	—	2,690	12/31/2009
		10	12/31/2013
DWS Growth & Income VIP	24,492,000	7,548,000	12/31/2009
		15,651,000	12/31/2010
		7,030,000	12/31/2011
DWS Capital Growth VIP	10,884,000	647,000	12/31/2007
		83,834,000	12/31/2008
		51,869,000	12/31/2009
		132,940,000	12/31/2010
		67,497,000	12/31/2011
		28,617,000	12/31/2012
DWS Global Opportunities VIP	29,221,000	8,289,000	12/31/2010
		5,230,000	12/31/2011
DWS International VIP	52,487,000	49,645,000	12/31/2009
		105,374,000	12/31/2010
		13,952,000	12/31/2011
DWS Health Care VIP	5,204,000	—	—

+	Represents the amount of prior year capital loss carryforwards utilized during the year ended December 31, 2005.

The DWS Capital Growth VIP inherited approximately $176,061,000 of its capital loss carryforward from its merger with the SVS II Eagle Focused Large Cap Growth Portfolio ($22,474,000) and SVS II Growth Portfolio ($153,587,000) (Note J), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $456,000 and $10,428,000 of the inherited amounts from SVS II Eagle Focused Large Cap Growth Portfolio and SVS II Growth Portfolio, respectively, which is also included in the table above. Due to certain limitations under Sections 381-384 of the Internal Revenue Code, approximately $32,647,000 of the losses from SVS II Growth Portfolio cannot be used. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $132,529,000 inherited from its mergers, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2007 ($647,000), December 31, 2008 ($83,834,000), December 31, 2009 ($33,831,000), December 31, 2010 ($11,910,000) and December 31, 2011 ($2,307,000), the respective expiration dates, whichever occurs first.

The DWS Growth & Income VIP inherited approximately $18,794,000 of its capital loss carryforward from its merger with the SVS II Focus Value & Growth Portfolio (Note J), which is included in the table above and may be applied against net realized taxable gains. The Portfolio utilized approximately $3,700,000 of the inherited amount which is also included in the table above. At December 31, 2005 the Portfolio had a remaining net tax basis capital loss carryforward of $15,094,000 inherited from its merger, which may be applied against any net realized taxable gains of each succeeding year until fully utilized or until December 31, 2009 ($7,548,000), and December 31, 2010 ($7,546,000) the respective expiration dates, whichever occurs first.

In addition, from November 1, 2005 through December 31, 2005, DWS Bond VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP incurred approximately $31,400, $5,800, $12,000, $96,000 and $8,982, respectively, of net realized currency losses. In addition, DWS Bond VIP incurred approximately $152,900 of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Net investment income of Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly. All other Portfolios will declare and distribute dividends from their net investment income, if any, in April, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2005, the Portfolios’ components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
Money Market VIP	3,677	—	(2,700)	—
DWS Bond VIP	8,194,250	67,901	—	(1,470,006)
DWS Growth & Income VIP	2,776,543	—	(30,229,000)	31,549,540
DWS Capital Growth VIP	5,517,479	—	(365,404,000)	270,338,925
DWS Global Opportunities VIP	3,418,577	—	(13,519,000)	95,962,536
DWS International VIP	11,838,678	—	(168,971,000)	160,284,517
DWS Health Care VIP	—	477,444	—	31,497,756

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)*		Distributions from Long-Term Capital Gains ($)
	Years Ended December 31,		Years Ended December 31,
Portfolio	2005	2004	2005	2004
Money Market VIP	1,444,352	540,356	—	—
DWS Bond VIP	6,958,800	6,665,081	1,051,416	—
DWS Growth & Income VIP	2,545,821	1,352,130	—	—
DWS Capital Growth VIP	6,821,611	3,797,565	—	—
DWS Global Opportunities VIP	1,575,724	501,729	—	—
DWS International VIP	9,101,215	6,676,662	—	—
DWS Health Care VIP	—	—	—	—

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Series arising in connection with a specific portfolio are allocated to that portfolio. Other Series expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Series.

Other. For the Money Market VIP, investment transactions are accounted for on trade date. For all other Portfolios, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment securities (excluding short-term investments) were as follow:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations and mortgage dollar roll transactions	201,504,071	179,865,410
US Treasury Obligations	164,280,702	151,765,440
mortgage dollar roll transactions	16,753,582	17,212,507
DWS Growth & Income VIP	420,132,427	316,238,132
DWS Capital Growth VIP	164,670,736	261,220,617
DWS Global Opportunities VIP	107,023,480	81,233,299
DWS International VIP	327,151,600	372,568,000
DWS Health Care VIP	53,711,178	63,520,618

For the year ended December 31, 2005, transactions for written options were as follows for the DWS Growth & Income VIP:

	Contract Amounts	Premium ($)
Beginning of period	119	9,684
Options written	487	27,816
Options exercised	(222)	(5,778)
Options closed	(29)	(2,920)
Options expired	(355)	(28,802)
End of period	—	—

C. Related Parties

Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Series’ Management Agreement with the Advisor, the Portfolios pay a monthly investment management fee, based on the average daily net assets of each Portfolio, payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
Money Market VIP	0.370%
DWS Bond VIP	0.475%
DWS Global Opportunities VIP	0.975%

Prior to December 2, 2005, Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets in DWS Bond VIP. The Advisor compensated DeAMIS out of the management fee it receives from DWS Bond VIP. On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 2, 2005, and pursuant to a written contract with the Advisor (the “Sub-Advisory Agreement”), Aberdeen Asset Management Inc. (“AAMI”), a direct wholly-owned subsidiary of Aberdeen PLC, serves as subadvisor to the Fund. AAMI is paid by the Advisor for its services.

For the period January 1, 2005 through April 29, 2005, the DWS Growth & Income VIP paid the Advisor a monthly investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rate shown below:

Portfolio	Annual Management Fee Rate
DWS Growth & Income VIP	0.475%

Effective April 30, 2005, the DWS Growth & Income VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2005, the DWS Growth & Income VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $57,047 and the amount charged aggregated $1,278,499, which was equivalent to an annual effective rate of 0.450% of the Portfolio’s average daily net assets.

From January 1, 2005 through April 29, 2005, the DWS Capital Growth VIP paid the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.475%
next $500 million	0.450%
over $1 billion	0.425%

Effective April 30, 2005, the DWS Capital Growth VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.475%
next $750 million	0.450%
over $1 billion	0.425%

For the year ended December 31, 2005, the DWS Capital Growth VIP waived a portion of its management fees pursuant to the Management Agreement aggregating $31,311 and the amount charged aggregated $4,389,692, which was equivalent to an annual effective rate of 0.454% of the Portfolio’s average daily net assets.

DWS International VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $500 million	0.875%
over $500 million	0.725%

For the year ended December 31, 2005, DWS International VIP incurred a management fee equivalent to an annualized effective rate of 0.858% of the Portfolio’s average daily net assets. Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an indirect wholly owned subsidiary of Deutsche Bank AG, was the subadvisor for the Fund. The subadvisor was paid by the Advisor for its services. Effective October 1, 2005, DeIM performs the services previously performed by DeAMIS.

The DWS Health Care VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
first $250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
over $12.5 billion	0.620%

For the year ended December 31, 2005, DWS Health Care VIP incurred a management fee equivalent to an annual effective rate of 0.750% of the Portfolio’s average daily net assets.

In addition, for the period January 1, 2005 through April 30, 2006 (DWS Bond VIP Class B commenced operations on May 2, 2005), the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Operating Expense Ratio
Money Market VIP	0.68%
DWS Bond VIP Class A	0.71%
DWS Bond VIP Class B	1.11%
DWS Global Opportunities VIP Class A	1.24%
DWS Global Opportunities VIP Class B	1.24%
DWS International VIP Class A	1.37%
DWS International VIP Class B	1.37%
DWS Health Care VIP Class A	0.95%
DWS Health Care VIP Class B	1.35%

Also, for the period from January 1, 2005 through April 30, 2005, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class as follows:

Portfolio	Operating Expense Ratio
DWS Capital Growth VIP Class A	1.08%
DWS Capital Growth VIP Class B	1.08%
DWS Growth & Income VIP Class A	1.09%
DWS Growth & Income VIP Class B	1.09%

Effective May 1, 2005 through April 30, 2008, the Advisor contractually agreed to waive a portion of its fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Operating Expense Ratio
DWS Capital Growth VIP Class A	0.49%
DWS Capital Growth VIP Class B	0.86%
DWS Growth & Income VIP Class A	0.54%
DWS Growth & Income VIP Class B	0.89%

Under these arrangements, the Advisor reimbursed DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS International VIP $12,854, $11,870, $81,355 and $16,354, respectively, for expenses.

Service Provider Fees. DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2005, DWS-SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2005 ($)
Money Market VIP	43,702	3,552
DWS Bond VIP	135,150	6,200
DWS Growth & Income VIP	93,605	9,330
DWS Capital Growth VIP	146,442	12,889
DWS Global Opportunities VIP	226,558	21,042
DWS International VIP	374,978	30,499
DWS Health Care VIP	63,666	5,685

DWS Scudder Investments Service Company, an affiliate of the Advisor, is the transfer agent and dividend-paying agent of the Series. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services.

DWS Scudder Distributors, Inc. (“DWS-SDI”), also an affiliate of the Advisor, is the Series’ Distributor. In accordance with the Master Distribution Plan, DWS-SDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DWS-SDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio’s Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Portfolios. For the year ended December 31, 2005, the amount charged to the Portfolios by DeIM included in the reports to shareholders were as follows:

Portfolio	Amount ($)	Unpaid at December 31, 2005 ($)
Money Market VIP	4,114	1,303
DWS Bond VIP	4,114	1,303
DWS Growth & Income VIP	4,114	1,303
DWS Capital Growth VIP	4,114	1,303
DWS Global Opportunities VIP	4,114	1,303
DWS International VIP	4,114	1,303
DWS Health Care VIP	4,114	1,303

Trustees’ Fees and Expenses. The Portfolios pay each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings. Allocated Trustees’ fees and expenses for each Portfolio for the year ended December 31, 2005 are detailed in each Portfolio’s Statement of Operations.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Series may invest in the Cash Management QP Trust (the “QP Trust”), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the Portfolios a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider as follows:

Portfolio	Amount ($)
Money Market VIP	2,353
DWS Bond VIP	3,716
DWS Growth & Income VIP	5,181
DWS Capital Growth VIP	13,590
DWS Global Opportunities VIP	4,909
DWS International VIP	7,629
DWS Health Care VIP	3,200

In addition, Money Market VIP, DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Health Care VIP have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ expenses. During the year ended December 31, 2005, the custodian fees were reduced as follows:

Portfolio	Custody Credits ($)
Money Market VIP	52
DWS Bond VIP	1,186
DWS Growth & Income VIP	7,444
DWS Capital Growth VIP	130
DWS Health Care VIP	70

F. Forward Foreign Currency Exchange Contracts

As of December 31, 2005, the DWS Bond VIP had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
CHF	1,790,000	EUR	1,163,426	1/25/2006	4,779
CHF	1,790,000	EUR	1,163,426	1/25/2006	8,763
EUR	797,033	CHF	1,230,000	1/25/2006	3,288
EUR	420,534	GBP	290,000	1/25/2006	1,129
EUR	401,670	SEK	3,800,000	1/25/2006	7,521
EUR	400,490	SEK	3,760,000	1/25/2006	4,348
EUR	1,940,000	USD	2,359,079	1/25/2006	59,048
EUR	372,000	USD	442,806	1/25/2006	1,770
EUR	60,000	USD	72,089	1/25/2006	954
GBP	515,496	EUR	759,000	1/25/2006	10,537
GBP	515,496	EUR	759,000	1/25/2006	2,516
JPY	110,000,000	USD	942,951	1/25/2006	7,239
JPY	56,000,000	USD	484,995	1/25/2006	8,633
MXN	10,300,000	USD	974,770	1/25/2006	9,224
NZD	1,322,250	AUD	1,230,000	1/25/2006	24,138
NZD	660,445	AUD	613,000	1/25/2006	10,048
USD	1,012,233	EUR	857,000	1/25/2006	3,812
USD	897,242	EUR	763,000	1/25/2006	7,357
USD	511,098	JPY	61,100,000	1/25/2006	8,647
USD	443,060	RUB	12,800,000	1/25/2006	1,839
USD	78,071	RUB	2,250,000	1/25/2006	134
USD	451,951	SGD	760,000	1/25/2006	5,529
USD	462,613	SGD	778,000	1/25/2006	5,702
USD	77,011	SGD	130,000	1/25/2006	1,242
USD	77,368	TRY	107,000	1/25/2006	1,344

Total unrealized appreciation					199,541

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	797,033	CHF	1,230,000	1/25/2006	(9,730)
EUR	420,534	GBP	290,000	1/25/2006	(822)
EUR	401,670	SEK	3,800,000	1/25/2006	(4,489)
EUR	400,490	SEK	3,760,000	1/25/2006	(4,960)
EUR	760,000	USD	890,515	1/25/2006	(10,528)
EUR	274,000	USD	323,560	1/25/2006	(1,290)
EUR	41,000	USD	48,270	1/25/2006	(339)
MXN	2,540,000	USD	230,553	1/25/2006	(7,553)
MXN	1,100,000	USD	101,196	1/25/2006	(1,921)
MXN	830,000	USD	77,762	1/25/2006	(44)
NZD	1,322,250	AUD	1,230,000	1/25/2006	(23,964)
NZD	660,445	AUD	613,000	1/25/2006	(10,963)
SEK	7,100,000	EUR	738,279	1/25/2006	(15,849)
SEK	7,100,000	EUR	738,279	1/25/2006	(4,293)
SGD	1,668,000	USD	980,061	1/25/2006	(23,987)
SGD	130,000	USD	76,384	1/25/2006	(1,870)
TRY	210,000	USD	154,253	1/25/2006	(228)
USD	78,333	ARS	235,000	1/25/2006	(1,475)
USD	86,288	BRL	202,000	1/25/2006	(572)
USD	77,261	BRL	176,000	1/25/2006	(2,578)
USD	1,414,718	CHF	1,790,000	1/25/2006	(48,922)
USD	926,482	EUR	767,000	1/25/2006	(17,140)
USD	510,043	EUR	423,000	1/25/2006	(8,541)
USD	76,926	RUB	2,200,000	1/25/2006	(459)
USD	1,384,043	SEK	10,790,000	1/25/2006	(23,237)

Total unrealized depreciation					(225,754)

Currency Abbreviations
ARSArgentine Peso
AUDAustralian Dollar
BRLBrazilian Real
CHFSwiss Franc
EUREuro Currency
GBPPound Sterling
JPY  Japanese Yen
MXNMexican Peso
NZDNew Zealand Dollar
RUBRussian Ruble
SEK Swedish Krona
SGDSingapore Dollar
TRYNew Turkish Lira
USDUnited States Dollar

G. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47%, 14% and 14%.

DWS Bond VIP: One participating insurance company was owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 66%. Two participating insurance companies were owners of record each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

DWS Growth & Income VIP: Four participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 27%, 27%, 16% and 11%. Two participating insurance companies were owners of record, each owning 67% and 23% of the total outstanding Class B shares of the Portfolio.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 18% and 12%. Two participating insurance companies were owners of record, each owning 84% and 15% of the total outstanding Class B shares of the Portfolio.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 58%, 20% and 10%. Three participating insurance companies were owners of record, each owning 64%, 19% and 16% of the total outstanding Class B shares of the Portfolio.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 31% and 21%. Two participating insurance companies were owners of record, each owning 83% and 16% of the total outstanding Class B shares of the Portfolio.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 78% and 21%. Two participating insurance companies were owners of record, each owning 75% and 25% of the total outstanding Class B shares of the Portfolio.

H. Line of Credit

The Series and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

J. Acquisition of Assets

On April 29, 2005, the DWS Growth & Income VIP acquired all of the net assets of SVS Focus Value+Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,630,195 Class A shares and 797,917 Class B shares of the SVS Focus Value+Growth Portfolio, respectively, for 11,366,540 Class A shares and 1,191,379 Class B shares of DWS Growth & Income VIP, respectively, outstanding on April 29, 2005. SVS Focus Value+Growth Portfolio’s net assets at that date of $109,496,717, including $2,627,352 of net unrealized appreciation, were combined with those of the DWS Growth & Income VIP. The aggregate net assets of the DWS Growth & Income VIP immediately before the acquisition were $196,724,411. The combined net assets of the DWS Growth & Income VIP immediately following the acquisition were $306,221,128.

On April 29, 2005, the DWS Capital Growth VIP acquired all of the net assets of Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 13,922,674 Class A shares and 864,495 Class B shares of the Scudder Growth Portfolio and 9,460,787 Class A shares and 3,575,054 Class B shares of the SVS Eagle Focused Large Cap Growth Portfolio, respectively, for 17,164,853 Class A shares and 1,066,401 Class B shares and 5,035,742 Class A shares and 1,896,817 of Class B shares of the DWS Capital Growth VIP, respectively, outstanding on April 29, 2005. Scudder Growth Portfolio and SVS Eagle Focused Large Cap Growth Portfolio’s net assets at that date of $275,619,467 and $104,748,174, respectively, including $53,072,812 and $4,059,393, respectively, of net unrealized appreciation, were combined with those of the DWS Capital Growth VIP. The aggregate net assets of the DWS Capital Growth VIP immediately before the acquisition were $680,032,918. The combined net assets of the DWS Capital Growth VIP immediately following the acquisition were $1,060,400,559.

K. Payments Made by Affiliates

During the year ended December 31, 2005, the Advisor fully reimbursed the DWS Bond VIP $517 for losses incurred for a trade executed in error.

L. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the seven Portfolios (identified in Note A) of DWS Variable Series I (formerly Scudder Variable Series I) (the “Series”) at December 31, 2005 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP

February 22, 2006

Tax Information (Unaudited)

The DWS Bond VIP paid distributions of $0.042 per share from net long-term capital gains during its year ended December 31, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the DWS Bond VIP and DWS Health Care VIP designate approximately $141,600 and $525,100, respectively, as capital gain dividends for its year ended December 31, 2005, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP and DWS Global Opportunities VIP, had 100%, 100% and 50% of their respective income dividends paid during the Portfolios fiscal years ended December 31, 2005, qualified for the dividends received deduction.

DWS International VIP paid foreign taxes of $1,171,329 and earned $15,624,241 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, DWS International VIP designates $0.03 per share as foreign taxes paid and $0.29 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS Global Opportunities VIP paid foreign taxes of $282,556 and earned $1,679,405 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, DWS Global Opportunities VIP designates $0.01 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended December 31, 2005.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-728-3337.

Proxy Voting

A description of the series’ policies and procedures for voting proxies for portfolio securities and information about how the series voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the series’ policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of DWS Bond VIP (the “Portfolio”) was held on November 18, 2005 at the offices of Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):

1. To approve an Amended and Restated Investment Management Agreement between DWS Variable Series I, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
22,755,884	798,631	2,580,662

2. To approve a new Sub-advisory Agreement between DeIM and Aberdeen Asset Management, Inc. (“AAMI”):

Number of Votes:
Affirmative	Against	Abstain
22,625,443	829,471	2,680,264

3. To approve a new Sub-sub-advisory Agreement between AAMI and Aberdeen Asset Management Investment Services Limited:

Number of Votes:
Affirmative	Against	Abstain
22,515,990	810,567	2,808,620

Investment Management Agreement Approvals

Money Market VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance was in the 1st quartile of the applicable ImoneyNet universe for each of the one-, three- and five-ear periods. The Board also observed that the Portfolio has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Bond VIP

Background

Prior to December 2, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor of the Portfolio, was the subadvisor for the Portfolio and was responsible for managing the Portfolio’s assets. DeAMIS rendered investment advisory and management services, including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provided a full range of international investment advisory services to institutional and retail clients.

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of DeIM, parts of its asset management business and related assets based in London and Philadelphia (the “Aberdeen Transaction”). As of that date, DeAMIS became a direct wholly owned subsidiary of Aberdeen PLC and was renamed Aberdeen Asset Management Investment Services Limited (“AAMISL”), and the individuals at the Advisor’s Philadelphia-based Fixed Income team who managed all or a portion of the assets of the Portfolio became employees of Aberdeen Asset Management, Inc. (“AAMI”). AAMI and AAMISL are each a direct wholly owned subsidiary of Aberdeen PLC and each a registered investment advisor under the Investment Advisors Act of 1940, as amended.

As of December 2, 2005, AAMI became the subadvisor to the Portfolio pursuant to a written contract with the Advisor (“Aberdeen Sub-Advisory Agreement”). As the subadvisor and pursuant to the Aberdeen Sub-Advisory Agreement, AAMI may delegate certain of its duties and responsibilities with respect to the services it is contacted to provide to the Portfolio. Pursuant to such authority, AAMI has entered into an investment sub-sub-advisory agreement with AAMISL to provide investment services to the Portfolio (“Sub-Sub-Advisory Agreement”). Aberdeen PLC and its asset management subsidiaries, including AAMI and AAMISL, are known as ”Aberdeen.”

Prior to December 2, 2005, DeIM served as investment advisor to the Portfolio pursuant to an Investment Management Agreement between DeIM and the Portfolio (the “Previous Investment Management Agreement”). On December 2, 2005, DeIM began serving as investment advisor to the Portfolio pursuant to an Amended and Restated Investment Management Agreement, which contains provisions substantially identical to the Previous Investment Management Agreement, except that the Amended and Restated Investment Management Agreement contains a specific provision authorizing DeIM to delegate some or all of its duties under the Amended and Restated Investment Management Agreement to non-affiliated sub-advisors, such as AAMI and AAMISL.

Board Considerations — Aberdeen Transaction

The Board of Trustees of the Portfolio held a meeting on August 9, 2005 to consider information about Aberdeen PLC, Aberdeen, AAMI, AAMISL and the Aberdeen Transaction. To assist the Board in its consideration of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, as discussed below, the Board received and considered extensive information about Aberdeen PLC and AAMISL and AAMI and the resources that they intended to commit to the Portfolio. The Board conducted a thorough review of the potential implications of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement on the Portfolio’s shareholders and was assisted in this review by its independent legal counsel. On September 9, 2005, the Board, including its Independent Trustees, approved the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and directed that these agreements be submitted to the Portfolio’s shareholders for approval.

In approving the terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, the Board considered the following factors, among others:

DeIM and Aberdeen PLC have advised the Board that the same London-based and/or Philadelphia-based Fixed Income team that managed the Portfolio prior to the Aberdeen Transaction would become employees of Aberdeen and would continue to manage the Portfolio as employees of an Aberdeen PLC subsidiary. In this regard, the Board also considered Aberdeen PLC’s assurances regarding the arrangements and incentives that had been established to ensure continued employment with Aberdeen of key members of this investment team. The Board concluded that continued access to the services provided by this team was in the best interests of the Portfolio and its shareholders.

The advisory fees paid by the Portfolio would not change as a result of implementing the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, and the overall scope of services provided to the Portfolio and the standard of care applicable to those services would not be adversely affected. In this regard, the Board also considered DeIM’s and Aberdeen PLC’s representations that they do not expect any diminution in the nature or quality of services provided to the Portfolio after the Aberdeen Transaction.

The terms of the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are consistent with other sub-advisory agreements considered by the Board and determined to be in the best interests of shareholders. The Board considered the fees payable to AAMISL by DeIM under the Aberdeen Sub-Advisory Agreement and the fees payable to AAMISL by AAMI under the Sub-Sub-Advisory Agreement, including relative to the fees paid to sub-advisors of other similar funds, and concluded that such fees are fair and reasonable. The Board also considered the portion of the fees retained by DeIM under the Amended and Restated Investment Management Agreement in light of the services DeIM will continue to provide and its estimated costs of providing such services and concluded that such fees are fair and reasonable.

The benefits to DeIM, Aberdeen PLC and their respective affiliates from the Aberdeen Transaction, including DeIM’s conflicts of interest in recommending to the Board that they approve the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The resources and operations of Aberdeen, including the experience and professional qualifications of Aberdeen personnel that would be providing compliance and other services to the Portfolio. The Board noted that, pursuant to the Amended and Restated Investment Management Agreement, DeIM will oversee the management of the Portfolio’s portfolio by AAMI and AAMISL and will continue to provide the same administrative services that it currently provides.

DeIM’s commitment to pay all costs associated with obtaining shareholder approval of the Amended and Restated Investment Management Agreement and the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board evaluated the Amended and Restated Investment Management Agreement in conjunction with its broader annual review of all contractual arrangements between the Portfolio and DeIM and its affiliates. With regard to the Amended and Restated Investment Management Agreement for the Portfolio, the Board considered in particular that its terms are substantially identical to the terms of the Previous Investment Management Agreement for the Portfolio, except that the Amended and Restated Investment Management Agreement contains a provision specifically authorizing DeIM to delegate some or all of its advisory duties to an unaffiliated sub-advisor (such as AAMI). At the conclusion of this review, the Board unanimously voted to continue the current contractual arrangements between the Portfolio and DeIM and its affiliates, pending shareholder approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement. The factors considered by the Board in connection with their general contract review, which are also pertinent to its approval of the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement, are set forth below.

Board Considerations — General Contract Review

In terms of the process the Trustees followed prior to approving the Previous Investment Management Agreement, shareholders should know that:

At the present time, all of the Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining whether to provide the continuation of the Portfolio’s Previous Investment Management Agreement, the Board considered factors that it believes are relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (2nd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one- and three-year periods ended June 30, 2005 and underperformed its benchmark in the five-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board concluded that the Amended and Restated Investment Management Agreement, the Aberdeen Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Growth & Income VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Portfolio has outperformed its benchmark in the five-year period ended June 30, 2005 and underperformed its benchmark in the one- and three-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Capital Growth VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (1st quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods. The Board also observed that the Portfolio has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Global Opportunities VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. The Board noted that the Fund’s management fee does not contain breakpoints and determined that, at the present time and at current asset levels and management fee rates, fee breakpoints are not warranted. The Board continues to monitor the Fund’s management fees and asset levels to determine if any breakpoints are appropriate.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were higher than the median (3rd quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one- and three-year periods ended June 30, 2005 and underperformed its benchmark in the five-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS International VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were higher than the median (4th quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the one-year period ended June 30, 2005 and underperformed its benchmark in the three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

DWS Health Care VIP

The Portfolio’s Trustees approved the continuation of the Portfolio’s current investment management agreement with DeIM in September 2005.

In terms of the process the Trustees followed prior to approving the contract, shareholders should know that:

At the present time, all of your Portfolio’s Trustees — including the chair of the board — are independent of DeIM and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters.

The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Portfolio since inception, and the Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Portfolio’s Trustees consider these and many other factors, including the quality and integrity of DeIM’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Trustees note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called “soft dollars,” even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Portfolio’s current investment management agreement, the Board considered factors that it believes relevant to the interests of Portfolio shareholders, including:

The investment management fee schedule for the Portfolio, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Portfolio (Class A shares) were lower than the median (2nd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Portfolio represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Portfolio.

The extent to which economies of scale would be realized as the Portfolio grows. In this regard, the Board noted that the Portfolio’s investment management fee schedule includes fee breakpoints. The Board concluded that the Portfolio’s fee schedule represents an appropriate sharing between Portfolio shareholders and DeIM of such economies of scale as may exist in the management of the Portfolio at current asset levels.

The total operating expenses of the Portfolio, including relative to the Portfolio’s peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Portfolio (Class A shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Portfolio to experience a material increase in total expenses prior to the Board’s next annual review of the Portfolio’s contractual arrangements, and also serve to ensure that the Portfolio’s total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Portfolio and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one- and three-year periods ended June 30, 2005, the Portfolio’s performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Portfolio has outperformed its benchmark in the three-year period ended June 30, 2005 and underperformed its benchmark in the one-year period ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM’s personnel (including particularly those personnel with responsibilities for providing services to the Portfolio), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Portfolio and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Portfolio. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Portfolio (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM’s profitability. In analyzing DeIM’s costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM’s cost allocation methodology and calculations. The Board concluded that the Portfolio’s investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Portfolio. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management’s overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Portfolio, including DeIM’s soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Portfolio’s brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

DeIM’s commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM’s commitment to indemnify the Portfolio against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM’s chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM’s chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank’s commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Portfolio and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank’s strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Portfolio shareholders and Deutsche Bank’s management of the DWS fund group, one of Europe’s most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Portfolio’s current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Portfolio’s shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41

Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41

Keith R. Fox (1954) Trustee, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41

Kenneth C. Froewiss (1945) Trustee 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46

Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	41

Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41

Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held

Vincent J. Esposito[4] (1956) President, 2005-present	Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management

Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management

Kathleen Sullivan D’Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

A. Thomas Smith[4] (1956) Chief Legal Officer, since 2005	Managing Director[3], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
[3]	Executive title, not a board directorship
[4]	Address: 345 Park Avenue, New York, New York 10154
[5]	Address: One South Street, Baltimore, Maryland 21202

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

About the Series’ Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in the Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 778-1482

VS1-2 (2/06) 42920

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2005, DWS Variable Series I has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R. Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the Funds’ audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Series’ independent registered public accounting firm, billed to the Series during the Series’ last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Series.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Series

Fiscal Year Ended December 31,	Audit Fees Billed to Series	Audit-Related Fees Billed to Series	Tax Fees Billed to Series	All Other Fees Billed to Series
2005	$194,000	$225	$0	$0
2004	$233,000	$185	$35,700	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

Services that the Series’ Independent Registered Public Accounting Firm Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Series (“Affiliated Fund Service Provider”), for engagements directly related to the Series’ operations and financial reporting, during the Series’ last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2005	$268,900	$197,605	$0
2004	$431,907	$0	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Series’ last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Series’ operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Series’ last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Series (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Series) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2005	$0	$197,605	$104,635	$302,240
2004	$35,700	$0	$253,272	$288,972

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the Series.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

               INVESTMENT COMPANIES.

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

               AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: DWS Variable Series I

By:	/s/ Vincent J. Esposito
Vincent J. Esposito
President

Date:	March 2, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant: DWS Variable Series I

By:	/s/ Vincent J. Esposito
Vincent J. Esposito
President

Date:	March 2, 2006

By:	/s/ Paul Schubert
Paul Schubert
Chief Financial Officer and Treasurer

Date:	March 2, 2006

MAY 1, 2006

PROSPECTUS

DWS VARIABLE SERIES II

(formerly Scudder Variable Series II)

CLASS A SHARES

DWS Balanced VIP (formerly Scudder Total Return Portfolio)	DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)

DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio)	DWS Legg Mason Aggressive Growth VIP (formerly SVS Salomon Aggressive Growth Portfolio and SVS INVESCO Dynamic Growth Portfolio)

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)	DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)	DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)

DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio)	DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio and Scudder Aggressive Growth Portfolio)

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)	DWS Money Market VIP (formerly Scudder Money Market Portfolio)

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)	DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)	DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)	DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

DWS High Income VIP (formerly Scudder High Income Portfolio)	DWS Technology VIP (formerly Scudder Technology Growth Portfolio)

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)	DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)

DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)	DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise. Table of Contents

ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]

Deutsche Bank Group

How the Portfolios Work

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

3

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor’s current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as “derivatives,” which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

4

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

5

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

•	the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

16.76	19.96	15.14	14.81	-2.63	-6.09	-15.17	18.10	6.64	4.30

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 13.32%, Q2 1997	Worst Quarter: -9.91%, Q2 2002

2006 Total Return as of March 31: 3.12%

6

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	4.30	0.91	6.55
Index 1	4.91	0.54	9.07
Index 2	2.43	5.87	6.16

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index: 2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.45%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.06

Total Annual Operating Expenses(2)	0.51

(1)	Restated to reflect a new management fee schedule effective May 2, 2005.
(2)	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.51% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$52	$164	$285	$640

7

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

William Chepolis,

CFA Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2005. BIS, University of Minnesota.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

•	Global Asset Allocation portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, MS, Moscow State University; MBA, University of Chicago.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2004.

•	Over 33 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Julie M. Van Cleave,

CFA Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002.

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

•	BBA, MBA, University of Wisconsin — Madison.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

8

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

DWS Balanced VIP — Class A

Years Ended December 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$22.37		$21.32		$18.66		$22.57	$25.91

Income (loss) from investment operations:
Net investment income (loss)^b	.59		.47		.37		.47	.61
Net realized and unrealized gain (loss) on investment transactions	.34		.93		2.90		(3.81)	(2.20)

Total from investment operations	.93		1.40		3.27		(3.34)	(1.59)

Less distributions from:
Net investment income	(.55)		(.35)		(.61)		(.57)	(.80)
Net realized gain on investment transactions	—		—		—		—	(.95)
Total distributions	(.55)		(.35)		(.61)		(.57)	(1.75)

Net asset value, end of period	$22.75		$22.37		$21.32		$18.66	$22.57

Total Return (%)	4.30	^c	6.64		18.10		(15.17)	(6.09)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	653		622		667		640	861
Ratio of expenses before expense reduction (%)	.55		.59		.59		.58	.58
Ratio of expenses after expense reduction (%)	.53		.59		.59		.58	.58
Ratio of net investment income (%)	2.66		2.18		1.88		2.32	2.63
Portfolio turnover rate (%)	121	^d	131	^d	102	^d	140	115

^a	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

9

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for “blue chip” companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio’s emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

10

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

11

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

13.84	25.24	-7.84	-15.81	-22.11	27.25	16.04	10.06

1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.26%, Q4 1998	Worst Quarter: -17.43%, Q3 2001

2006 Total Return as of March 31: 5.78%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	10.06	1.28	5.28
Index	6.27	1.07	7.38

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.

*	Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses	0.70

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$72	$224	$390	$871

12

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J. P. Morgan.

•	Global Asset Allocation Senior Portfolio Manager: New York.

•	Joined the portfolio in 2003.

•	BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Senior portfolio manager for Global Strategies: New York.

•	Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

•	Joined the portfolio in 2006.

•	BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Senior portfolio manager for Global Quantitative Equity: New York.

•	Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

•	Joined the portfolio in 2006.

•	BA, University of Connecticut.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

13

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$13.65	$11.84	$9.37	$12.07	$14.41

Income (loss) from investment operations:
Net investment income (loss)^a	.14	.13	.08	.07	.05
Net realized and unrealized gain (loss) on investment transactions	1.22	1.76	2.45	(2.73)	(2.33)

Total from investment operations	1.36	1.89	2.53	(2.66)	(2.28)

Less distributions from:
Net investment income	(.13)	(.08)	(.06)	(.04)	(.06)

Net asset value, end of period	$14.88	$13.65	$11.84	$9.37	$12.07

Total Return (%)	10.06	16.04	27.25	(22.11)	(15.81)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	283	242	174	240
Ratio of expenses (%)	.70	.70	.71	.69	.69
Ratio of net investment income (%)	1.00	1.08	.82	.65	.42
Portfolio turnover rate (%)	288	249	182	195	118

^a	Based on average shares outstanding during the period.

14

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio’s investment objective are not readily available for purchase. The portfolio’s investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a “bottom-up” approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio’s investment process. In selecting individual securities for investment, the portfolio managers:

•	assign a relative value, based on creditworthiness, cash flow and price, to each bond;

•	determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

•	use credit analysis to determine the issuer’s ability to pay interest and repay principal on its bonds; and

•	subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

15

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

16

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

9.04	7.93	-2.06	9.90	5.71	8.01	5.13	4.53	2.25

1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 4.14%, Q3 2002	Worst Quarter: -2.36%, Q2 2004

2006 Total Return as of March 31: -0.58%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	2.25	5.11	5.54
Index	2.43	5.87	6.64

Index: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

17

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.07

Total Annual Operating Expenses	0.67

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, and reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$68	$214	$373	$835

The Portfolio Managers

The portfolio’s subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA

•	Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

•	BA, Bucknell University; MBA, Drexel University.

Warren S. Davis, III

•	Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.

•	BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty

•	Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

•	BA, SUNY Stony Brook.

18

J. Christopher Gagnier

•	Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

•	BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Daniel R. Taylor, CFA

•	Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

•	BS, Villanova University.

Timothy C. Vile, CFA

•	Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

•	BS, Susquehanna University.

William T. Lissenden

•	Portfolio manager for Core Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

•	BS, St. Peter’s College; MBA, Baruch College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

19

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP — Class A

Years Ended December 31,	2005		2004		2003		2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$12.07		$12.16		$11.98		$11.48	$11.45

Income (loss) from investment operations:
Net investment income^b	.47		.50		.45		.53	.62
Net realized and unrealized gain (loss) on investment transactions	(.21)		.05		.14		.37	.01
Total from investment operations	.26		.55		.59		.90	.63
Less distributions from:
Net investment income	(.41)		(.43)		(.41)		(.40)	(.60)
Net realized gain on investment transactions	(.11)		(.21)		—		—	—

Total distributions	(.52)		(.64)		(.41)		(.40)	(.60)

Net asset value, end of period	$11.81		$12.07		$12.16		$11.98	$11.48

Total Return (%)	2.25		4.53		5.13		8.01	5.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252		210		201		216	134
Ratio of expenses (%)	.67		.66		.66		.65	.64
Ratio of net investment income (%)	3.96		4.18		3.75		4.57	5.46
Portfolio turnover rate (%)	164	^c	185	^c	229	^c	267	176

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

20

DWS Davis Venture Value VIP

(formerly SVS Davis Venture Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock’s market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

21

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

22

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-15.79	29.84	11.83	9.64
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003	Worst Quarter: -12.70%, Q3 2002

2006 Total Return as of March 31: 2.67%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	9.64	5.32
Index	7.05	5.95

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.94%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.08

Total Annual Operating Expenses(1)	1.02

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Davis Venture Value VIP to 0.853%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$104	$325	$563	$1,248

The Portfolio Managers

The portfolio’s subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

24

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Davis Venture Value VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$11.48		$10.31	$7.99	$9.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.09		.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.01		1.14	2.31	(1.55)	(.53)

Total from investment operations	1.10		1.22	2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.09)		(.05)	(.05)	(.01)	—

Net asset value, end of period	$12.49		$11.48	$10.31	$7.99	$9.50

Total Return (%)	9.64	^c	11.83	29.84	(15.79)	(5.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309		268	220	160	109
Ratio of expenses before expense reductions (%)	1.02		1.05	1.01	1.02	1.09	*
Ratio of expenses after expense reductions (%)	.96		1.05	1.01	1.02	1.09	*
Ratio of net investment income (%)	.78		.74	.62	.62	.48	*
Portfolio turnover rate (%)	8		3	7	22	15	*

^a	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized

25

DWS Dreman Financial Services VIP

(formerly SVS Dreman Financial Services Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

26

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

27

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-5.05	27.04	-4.86	-8.51	28.13	12.00	-0.07
1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 22.35%, Q3 2000	Worst Quarter: -15.86%, Q3 2002

2006 Total Return as of March 31: 3.68%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	-0.07	4.54	5.18
Index 1	4.91	0.54	3.09
Index 2	6.47	3.76	5.75

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The S&P Financial Index is an unmanaged index generally representative of the financial stock market.

*	Since 5/4/98. Index comparisons begin 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

28

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.14

Total Annual Operating Expenses	0.89

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$91	$284	$493	$1,096

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Lead Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Portfolio Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2001.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

29

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Financial Services VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$13.60	$12.33	$9.79	$10.78	$11.53

Income (loss) from investment operations:
Net investment income (loss)^a	.27	.23	.20	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(.30)	1.23	2.50	(1.06)	(.71)

Total from investment operations	(.03)	1.46	2.70	(.91)	(.57)

Less distributions from:
Net investment income	(.24)	(.20)	(.16)	(.08)	(.13)
Net realized gain on investment transactions	—	—	—	—	(.05)

Total distributions	(.24)	(.20)	(.16)	(.08)	(.18)

Net asset value, end of period	$13.33	$13.60	$12.33	$9.79	$10.78

Total Return (%)	(.07)	12.00	28.13	(8.51)	(4.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	145	143	120	117
Ratio of expenses	.89	.84	.86	.83	.86
Ratio of net investment income (%)	2.10	1.79	1.84	1.44	1.31
Portfolio turnover rate (%)	27	8	7	13	22

^a	Based on average shares outstanding during the period.

30

DWS Dreman High Return Equity VIP

(formerly SVS Dreman High Return Equity Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The managers normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

31

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

32

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR	CHART DATA:

-11.16	30.52	1.69	-18.03	32.04	13.95	7.92
1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 20.80%, Q2 2003	Worst Quarter: -17.32%, Q3 2002

2006 Total Return as of March 31: 2.82%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	7.92	6.24	6.45
Index	4.91	0.54	3.09

Index: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

33

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.73%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses	0.78

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$80	$249	$433	$966

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2002.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

34

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman High Return Equity VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.65	$11.29	$8.76	$10.81	$10.77

Income (loss) from investment operations:
Net investment income (loss)^a	.24	.23	.20	.21	.19
Net realized and unrealized gain (loss) on investment transactions	.75	1.32	2.53	(2.13)	(.01)
Total from investment operations	.99	1.55	2.73	(1.92)	.18

Less distributions from:	(.23)	(.19)	(.20)	(.09)	(.14)

Net investment income
Net realized gain on investment transactions	—	—	—	(.04)	—
Total distributions	(.23)	(.19)	(.20)	(.13)	(.14)

Net asset value, end of period	$13.41	$12.65	$11.29	$8.76	$10.81

Total Return (%)	7.92	13.95	32.04	(18.03)	1.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	785	747	672	510	443
Ratio of expenses (%)	.78	.78	.79	.79	.82
Ratio of net investment income (%)	1.84	1.96	2.14	2.21	1.78
Portfolio turnover rate (%)	10	9	18	17	16

^a	Based on average shares outstanding during the period.

35

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

36

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

37

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

21.73	-11.25	2.80	4.05	17.63	-11.43	42.15	26.03	10.25

1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 21.84%, Q2 2003	Worst Quarter: -22.47%, Q3 1998

2006 Total Return as of March 31: 14.59%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	10.25	15.53	9.59
Index	4.71	13.55	12.74

Index: The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

38

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.04

Total Annual Operating Expenses	0.79

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$81	$252	$439	$978

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

•	Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodward

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

39

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio and operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$20.05	$16.06	$11.66	$13.21	$11.23

Income (loss) from investment operations:
Net investment income (loss)^a	.19	.17	.19	.17	.09
Net realized and unrealized gain (loss) on investment transactions	1.67	3.98	4.55	(1.67)	1.89

Total from investment operations	1.86	4.15	4.74	(1.50)	1.98

Less distributions from:
Net investment income	(.15)	(.16)	(.15)	(.05)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—	—

Total distributions	(1.93)	(.16)	(.34)	(.05)	—

Net asset value, end of period	$19.98	$20.05	$16.06	$11.66	$13.21

Total Return (%)	10.25	26.03	42.15	(11.43)	17.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	493	467	354	250	194
Ratio of expenses (%)	.79	.79	.80	.81	.79
Ratio of net investment income (%)	.96	.96	1.46	1.28	.77
Portfolio turnover rate (%)	61	73	71	86	57

^a	Based on average shares outstanding during the period.

40

DWS Global Thematic VIP

(formerly Scudder Global Blue Chip Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In seeking investment opportunities, the portfolio manager views the globe as a single integrated marketplace, examining all regions and countries. The manager seeks to identify global trends — or themes — that can help identify stocks that may benefit over the long term. Using these themes as a guide, the manager then builds the portfolio from the bottom up, choosing what he believes are the best companies, regardless of geographic boundaries.

The manager may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% policy.

Other Investments

While most of the portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

41

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

42

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

26.70	-3.36	-15.48	-15.77	29.13	14.76	22.94

1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.36%, Q4 1999	Worst Quarter: -16.17%, Q3 2002

2006 Total Return as of March 31: 13.15%

43

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	22.94	5.34	5.94
Index	9.49	2.18	3.50

Index: The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.

*	Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.41

Total Annual Operating Expenses(1)	1.41

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Global Thematic VIP to 1.04%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$144	$446	$771	$1,691

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2003.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

•	Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

•	BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

44

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Thematic VIP — Class A

Years Ended December 31,	2005		2004	2003		2002	2001
Selected Per Share Data
Net asset value, beginning of Period	$11.78		$10.39	$8.08		$9.64	$11.81

Income (loss) from investment operations:
Net investment income (loss)^a	.12		.04	.09		.07	.08
Net realized and unrealized gain (loss) on investment transactions	2.58		1.48	2.25		(1.57)	(1.90)

Total from investment operations	2.70		1.52	2.34		(1.50)	(1.82)

Less distributions from:
Net investment income	(.04)		(.13)	(.03)		(.06)	—
Net realized gain on investment transactions	—		—	—		—	(.35)

Total distributions	(.04)		(.13)	(.03)		(.06)	(.35)

Net asset value, end of period	$14.44		$11.78	$10.39		$8.08	$9.64

Total Return (%)	22.94	^b	14.76	29.13	^b	(15.77)	(15.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85		63	55		43	44
Ratio of expenses before expense reductions (%)	1.41		1.44	1.48		1.32	1.24
Ratio of expenses after expense reductions (%)	1.28		1.43	1.17		1.32	1.24
Ratio of net investment income (%)	.98		.38	1.02		.79	.76
Portfolio turnover rate (%)	95		81	65		41	52

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.

45

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

•	direct obligations of the US Treasury;

•	securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

•	securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in “Other Investments.”

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond’s fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use specialized analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

46

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn’t protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

47

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.56	8.96	7.03	0.68	10.93	7.48	8.05	2.26	3.75	2.57

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 4.13%, Q3 2001	Worst Quarter: -1.99%, Q1 1996

2006 Total Return as of March 31: -0.16%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	2.57	4.80	5.38
Index	3.21	5.43	6.19

Index: The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

48

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.55%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.08

Total Annual Operating Expenses	0.63

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$64	$202	$351	$786

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2002.

•	BIS, University of Minnesota.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

49

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP — Class A

Years Ended December 31,	2005		2004		2003		2002		2001^a
Selected Per Share Data
Net asset value, beginning of period	$12.55		$12.54		$12.84		$12.32		$11.96

Income (loss) from investment operations:
Net investment income^b	.51		.44		.31		.62		.61
Net realized and unrealized gain (loss) on investment transactions	(.20)		.03		(.04)		.35		.25

Total from investment operations	.31		.47		.27		.97		.86

Less distributions from:
Net investment income	(.50)		(.35)		(.35)		(.45)		(.50)
Net realized gain on investment transactions	(.10)		(.11)		(.22)		—		—

Total distributions	(.60)		(.46)		(.57)		(.45)		(.50)

Net asset value, end of period	$12.26		$12.55		$12.54		$12.84		$12.32

Total Return (%)	2.57	^e	3.75	^d	2.26		8.05		7.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243		280		347		551		305
Ratio of expenses (%)	.63		.61		.61		.59		.60
Ratio of net investment income (%)	4.17		3.59		2.50		4.96		5.06
Portfolio turnover rate (%)	191	^c	226	^c	511	^c	534	^c	334

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
^d	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.
^e	Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

50

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a “bottom-up” approach by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio’s average portfolio maturity may vary and may be shortened by certain of the portfolio’s securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

51

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

52

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

53

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

14.06	11.61	1.45	2.15	-8.68	2.63	-0.30	24.62	12.42	3.89
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 8.59%, Q2 2003	Worst Quarter: -6.66%, Q3 1998

2006 Total Return as of March 31: 2.43%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	3.89	8.29	6.02
Index	2.26	9.83	7.13

Index: The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

54

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.10

Total Annual Operating Expenses	0.70

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$72	$224	$390	$871

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

55

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.43	$7.40	$8.13	$9.16

Income (loss) from investment operations:
Net investment income^b	.68	.67	.67	.75	.84
Net realized and unrealized gain (loss) on investment transactions	(.38)	.31	1.03	(.74)	(.59)

Total from investment operations	.30	.98	1.70	.01	.25

Less distributions from:
Net investment income	(.85)	(.63)	(.67)	(.74)	(1.28)

Net asset value, end of period	$8.23	$8.78	$8.43	$7.40	$8.13

Total Return (%)	3.89	12.42	24.62	(.30)	2.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	393	413	329	335
Ratio of expenses (%)	.70	.66	.67	.66	.70
Ratio of net investment income (%)	8.27	8.11	8.62	10.07	9.89
Portfolio turnover rate (%)	100	162	165	138	77

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.

56

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE® Index. The MSCI EAFE® Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFE® Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager’s process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE® Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager’s opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

57

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the manager’s estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

58

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

•	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

•	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

•	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

59

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

16.49	9.46	10.02	45.71	-20.49	-24.43	-13.48	29.83	18.25	14.51
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 31.03%, Q4 1999	Worst Quarter: -17.32%, Q3 1998

2006 Total Return as of March 31: 11.48%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	14.51	2.82	6.45
Index 1	16.41	6.40	6.38
Index 2	13.54	4.55	5.84

Index 1: The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Market Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.

Index 2: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.12

Total Annual Operating Expenses	0.87

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual portfolios. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$89	$278	$482	$1,073

60

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$11.91	$10.18	$7.96	$9.24	$14.73

Income (loss) from investment operations:
Net investment income (loss)^a	.20	.17	.10	.12	.05
Net realized and unrealized gain (loss) on investment transactions	1.48	1.67	2.23	(1.36)	(3.46)

Total from investment operations	1.68	1.84	2.33	(1.24)	(3.41)

Less distributions from:
Net investment income	(.34)	(.11)	(.11)	(.04)	(.10)
Net realized gain on investment transactions	—	—	—	—	(1.98)

Total distributions	(.34)	(.11)	(.11)	(.04)	(2.08)

Net asset value, end of period	$13.25	$11.91	$10.18	$7.96	$9.24

Total Return (%)	14.51	18.25	29.83	(13.48)	(24.43)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	184	147	120	121
Ratio of expenses (%)	.87	.89	.94	.85	.92
Ratio of net investment income (%)	1.59	1.58	1.17	1.46	.44
Portfolio turnover rate (%)	93	88	139	190	145

^a	Based on average shares outstanding during the period.

61

DWS Janus Growth & Income VIP

(formerly SVS Janus Growth And Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio’s assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager’s analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

62

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	debt securities may be subject to interest rate risk and credit risk;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

63

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-9.18	-12.28	-20.22	24.37	11.51	12.11

2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 12.40%, Q4 2004	Worst Quarter: -15.87%, Q3 2002

2006 Total Return as of March 31: 5.61%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	12.11	1.70	2.08
Index	5.26	-3.58	-4.52

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

64

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses	0.86

(1)	Management fees have been restated to reflect the new management schedule effective on May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$88	$274	$477	$1,061

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor’s degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

65

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth & Income VIP — Class A

Years Ended December 31,	2005	2004	2003	2002***	2001^a
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$9.88	$8.86	$7.18	$9.05	$10.40

Income (loss) from investment operations:
Net investment income (loss)^b	.05	.03	.03	.04	.08
Net realized and unrealized gain (loss) on investment transactions	1.14	.99	1.71	(1.86)	(1.36)

Total from investment operations	1.19	1.02	1.74	(1.82)	(1.28)

Less distributions from:
Net investment income	(.02)	—	(.06)	(.05)	(.07)

Net asset value, end of period	$11.05	$9.88	$8.86	$7.18	$9.05

Total Return (%)	12.11	11.51	24.37	(20.22)	(12.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	187	189	167	179
Ratio of expenses (%)	.92	1.06	1.07	1.04	1.05
Ratio of net investment income (loss) (%)	.45	.34	.40	.54	.90
Portfolio turnover rate (%)	32	52	46	57	48

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
^b	Based on average shares outstanding during the period.
***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

66

DWS Janus Growth Opportunities VIP

(formerly SVS Janus Growth Opportunities Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio’s assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

67

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

68

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-11.42	-23.76	-30.62	26.97	12.57	7.67
2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 14.89%, Q4 2001	Worst Quarter: -25.46%, Q3 2001

2006 Total Return as of March 31: 1.72%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	7.67	-4.05	-2.81
Index	5.26	-3.58	-4.52

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

69

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses	0.86

(1)	Management fees have been restated to reflect the new management fee schedule effective on May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$88	$274	$477	$1,061

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

70

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth Opportunities VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$7.79	$6.92	$5.45	$7.86	$10.31

Income (loss) from investment operations:
Net investment income (loss)^a	.01	.02	(.01)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.59	.85	1.48	(2.40)	(2.42)

Total from investment operations	.60	.87	1.47	(2.41)	(2.45)

Less distributions from:
Net investment income	(.03)	—	—	—	—

Net asset value, end of period	$8.36	$7.79	$6.92	$5.45	$7.86

Total Return (%)	7.67	12.57	26.97	(30.53)	(23.76)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	132	132	118	164
Ratio of expenses before expense reductions (%)	.92	1.06	1.07	1.01	1.11
Ratio of expenses after expense reductions (%)	.92	1.06	1.07	1.01	1.10
Ratio of net investment income (%)	.10	.31	(.17)	(.10)	(.31)
Portfolio turnover rate (%)	46	58	50	48	34

^a	Based on average shares outstanding during the period.

71

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

72

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

73

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

30.38	19.26	-10.21	16.13	1.87	-14.98	32.60	10.07	1.97
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.86%, Q2 2003	Worst Quarter: -19.06%, Q3 2002

2006 Total Return as of March 31: 4.36%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	1.97	5.21	9.73
Index	7.05	5.28	10.67

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.05

Total Annual Operating Expenses	0.80

74

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$82	$255	$444	$990

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 1997.

•	Over 33 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager researchpositions at Diversified Investment Advisors and PaineWebber.

•	Joined the portfolio in 2004.

•	BA, Moravian College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

75

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.79		$14.57	$11.24	$13.40	$13.40

Income (loss) from investment operations:
Net investment income (loss)^a	.26		.27	.24	.23	.23
Net realized and unrealized gain (loss) on investment transactions	.04		1.18	3.33	(2.20)	.01

Total from investment operations	.30		1.45	3.57	(1.97)	.24

Less distributions from:
Net investment income	(.28)		(.23)	(.24)	(.19)	(.24)

Net asset value, end of period	$15.81		$15.79	$14.57	$11.24	$13.40

Total Return (%)	1.97	^b	10.07	32.60	(14.98)	1.87

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268		274	263	215	257
Ratio of expenses before expense reductions (%)	.80		.80	.80	.79	.79
Ratio of expenses after expense reductions (%)	.80		.80	.80	.79	.79
Ratio of net investment income (loss) (%)	1.64		1.84	1.94	1.84	1.75
Portfolio turnover rate (%)	64		40	58	84	72

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.

76

DWS Legg Mason Aggressive Growth VIP

(formerly SVS Salomon Aggressive Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies.

The subadvisor emphasizes individual security selection while diversifying the portfolio’s investments across industries, which may help to reduce risk. The subadvisor focuses primarily, but not exclusively, on emerging growth companies that have passed their “start up” phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the subadvisor considers whether the company may benefit from:

•	New technologies, products or services;

•	New cost-reducing measures;

•	Changes in management;

•	Favorable changes in government regulations.

While the portfolio generally invests in larger companies, it sometimes invests in the securities of small- and mid-size companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

77

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. To the extent the portfolio invests in small and mid-size company stocks, such stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

78

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-30.91	35.53	12.01	13.54
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 16.28%, Q2 2003	Worst Quarter: -20.45%, Q2 2002

2006 Total Return as of March 31: 4.76%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfo1io — Class A	3.54	1.01
Index 1	5.17	-1.06
Index 2	12.10	4.45

Index 1: The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**

Index 2: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparisons begin 4/30/01.
**	On August 1, 2005, the Russell 3000 Growth Index replaced the Russell Mid Cap Growth Index as the portfolio’s benchmark index because the Advisor believes it is more appropriate to measure the portfolio’s performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio’s investment goal and strategy.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

79

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.80%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.53

Total Annual Operating Expenses(2)	1.33

(1)	Management fees have been restated to reflect the new fee schedule effective August 1, 2005.
(2)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Legg Mason Aggressive Growth VIP to 0.908%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$135	$421	$729	$1,601

The Portfolio Manager

The portfolio’s subadvisor is Salomon Brothers Asset Management Inc. (“SBAM”). Richard Freeman is the portfolio manager and is responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

80

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Legg Mason Aggressive Growth VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$9.23	$8.24	$6.08	$8.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	(.05)	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.05	2.22	(2.67)	(1.18)

Total from investment operations	1.25	.99	2.16	(2.72)	(1.20)

Net asset value, end of period	$10.48	$9.23	$8.24	$6.08	$8.80

Total Return (%)	13.54^c	12.01^c	35.53^c	(30.91)	(12.00	)^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	34	25	23
Ratio of expenses before expense reductions (%)	1.44	1.48	1.46	1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.16	1.30	1.30	1.14	1.30	*
Ratio of net investment income (loss) (%)	(.50)	(.71)	(.85)	(.71)	(.40	)*
Portfolio turnover rate (%)	166	133	115	79	40	*

^a	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

81

DWS Mercury Large Cap Core VIP

(formerly Scudder Mercury Large Cap Core Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000® Index (as of March 31, 2006, The Russell 1000® Index had a median market capitalization of $5.32 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000® Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000® Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000® Index, and because the portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000® Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings

•	earnings momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts (“ADRs”).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

82

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio’s ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

83

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

13.20

2005

For the periods included in the bar chart:

Best Quarter: 5.67%, Q3 2005	Worst Quarter: 1.54%, Q1 2005

2006 Total Return as of March 31: 7.36%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	13.20	15.55
Index	6.27	9.30

Index: The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.

*	Since 11/15/04. Index comparison begins 11/30/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

84

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.90%
Distribution/Service (12b-1) Fee	None
Other Expenses	5.77

Total Annual Operating Expenses(1)	6.67

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Mercury Large Cap Core VIP to 0.873%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$661	$1,951	$3,199	$6,139

The Portfolio Managers

The portfolio’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team’s research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 23 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over 10 years of investment industry experience), Dan Hansen (over 10 years of investment industry experience), Brenda Sklar (over nine years of investment industry experience) and Gregory Brunk (over 13 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

85

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mercury Large Cap Core VIP — Class A

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.39	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.02	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38

Total from investment operations	1.38	.39

Less distributions from:
Net investment income	(.02)	—
Net realized gain on investment transactions	(.07)	—

Total distributions	(.09)	—

Net asset value, end of period	$11.68	$10.39

Total Return (%)^c	13.20	3.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	6.67	22.15	*
Ratio of expenses after expense reductions (%)	.97	1.12	*
Ratio of net investment income (%)	.11	.79	*
Portfolio turnover rate (%)	78	104	*

^a	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

86

DWS MFS Strategic Value VIP

(formerly SVS MFS Strategic Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

•	a decline in the market

•	poor economic conditions

•	developments that have affected or may affect the issuer of the securities or the issuer’s industry; or

•	the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the manager and the subadvisor’s large group of equity research analysts.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

87

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

•	some bonds could be paid off earlier than expected, which could hurt the portfolio’s performance; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

88

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

26.74	17.82	-0.18

2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 19.90%, Q2 2003	Worst Quarter: -5.44%, Q1 2003

2006 Total Return as of March 31: 4.76%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	-0.18	5.34
Index	7.05	8.81

Index: The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

*	Since 5/1/02. Index comparison begins 4/30/02.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

89

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.30

Total Annual Operating Expenses(1)	1.25

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS MFS Strategic Value VIP to 0.86%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$127	$397	$686	$1,511

The Portfolio Managers

The portfolio’s subadvisor is Massachusetts Financial Services Company (“MFS”). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

90

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS MFS Strategic Value VIP — Class A

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.00	$10.24	$8.12	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.08	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.10	(1.93)

Total from investment operations	(.04)	1.82	2.16	(1.88)

Less distributions from:
Net investment income	(.16)	(.05)	(.04)	—

Net realized gain on investment transactions	(.99)	(.01)	—	—

Tax return of capital	(.10)	—	—	—

Total distributions	(1.25)	(.06)	(.04)	—

Net asset value, end of period	$10.71	$12.00	$10.24	$8.12

Total Return (%)^c	(.18)	17.82	26.74	(18.80	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	7	5
Ratio of expenses before expense reductions (%)	1.25	1.42	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.05	1.14	1.15	1.15	*
Ratio of net investment income (loss) (%)	.73	1.05	.67	.82	*
Portfolio turnover rate (%)	59	54	40	7

^a	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

91

DWS Mid Cap Growth VIP

(formerly Scudder Mid Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the manager believes it is more advantageous than investing in a company’s common stock. The manager believes these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The manager uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. The manager uses a “bottom-up” approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

•	The manager focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

•	The manager emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

•	The manager generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

•	the stock price reaches the portfolio manager’s expectations;

•	there is a material change in the company’s fundamentals;

•	the manager believes other investments offer better opportunities; or

•	the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees of DWS Variable Series II could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

92

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio’s securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

The portfolio’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform — in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company’s shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

93

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-4.96	-21.76	-30.66	33.99	4.02	15.04

2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 23.43%, Q4 2001	Worst Quarter: -25.94%, Q3 2001

2006 Total Return as of March 31: 11.66%

94

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	15.04	-2.75	2.21
Index 1	12.10	1.38	4.28
Index 2	5.17	-3.15	-2.75
Index 3	4.91	0.54	0.54

Index 1: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.**

Index 2: The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.

Index 3: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

*	Since 5/1/99. Index comparisons begin 4/30/99.
**	On October 28, 2005, the Russell Mid Cap Growth Index replaced the Russell 3000 Growth Index and the S&P 500 Index as the portfolio’s benchmark index because the advisor believes it is more appropriate to measure the portfolio’s performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio’s investment strategy.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.26

Total Annual Operating Expenses	1.01

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$103	$322	$558	$1,236

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2004.

•	Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

•	Over 20 years of investment industry experience.

•	BA, MBA, The Wharton School, University of Pennsylvania.

95

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mid Cap Growth VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.84	$9.46	$7.06	$10.22	$13.20

Income (loss) from investment operations:
Net investment income (loss)^a	(.05)	(.01)	(.05)	(.01)	.06
Net realized and unrealized gain (loss) on investment transactions	1.53	.39	2.45	(3.11)	(2.92)

Total from investment operations	1.48	.38	2.40	(3.12)	(2.86)

Less distributions from:
Net investment income	—	—	—	(.04)	(.12)

Net asset value, end of period	$11.32	$9.84	$9.46	$7.06	$10.22

Total Return (%)	15.04^b	4.02^b	33.99^b	(30.66)	(21.76)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	53	56	44	71
Ratio of expenses before expense reductions (%)	1.01	1.02	.98	.81	.86
Ratio of expenses after expense reductions (%)	.95	.95	.95	.81	.86
Ratio of net investment income (%)	(.45)	(.11)	(.57)	(.19)	.58
Portfolio turnover rate (%)	104	103	91	71	42

^a	Based on average shares outstanding during the period.
^b	Total return would have been lower had certain expenses not been reduced.

96

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of similar quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

97

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

98

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class A shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

5.03	5.25	5.15	4.84	6.10	3.75	1.35	0.72	0.91	2.80

1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 1.56%, Q3 2000	Worst Quarter: 0.14%, Q3 2003

2006 Total Return as of March 31: 0.99%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	2.80	1.90	3.57

7-day yield as of December 31, 2005: 3.74%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.46%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.06

Total Annual Operating Expenses	0.52

99

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$53	$167	$291	$653

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.028	.009	.007	.013	.037

Total from investment operations	.028	.009	.007	.013	.037

Less distributions from:
Net investment income	(.028)	(.009)	(.007)	(.013)	(.037)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	2.80	.91	.72	1.35	3.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	241	326	570	671
Ratio of expenses (%)	.52	.53	.54	.54	.55
Ratio of net investment income (%)	2.77	.88	.73	1.35	3.39

100

DWS Oak Strategic Equity VIP

(formerly SVS Oak Strategic Equity Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager’s investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

101

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the return for the portfolio’s Class A shares has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

102

Annual Total Return (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-39.74	49.78	1.31	-4.01
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 20.09%, Q2 2003	Worst Quarter: -27.69%, Q2 2002

2006 Total Return as of March 31: 0.90%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	-4.01	-8.31
Index	5.26	-1.43

Index: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.20

Total Annual Operating Expenses	0.95

(1)	Management fees have been restated to reflect the new fee schedule effective October 1, 2005.

Based on the costs, above this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$97	$303	$525	$1,166

103

The Portfolio Manager

The portfolio’s subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Oak Strategic Equity VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$6.95		$6.86	$4.58	$7.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	(.02)		.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.26)		.08	2.31	(3.00)	(2.38)

Total from investment operations	(.28)		.09	2.28	(3.02)	(2.40)

Less distributions from:
Net investment income	.00	^d	—	—	—	—

Net asset value, end of period	$6.67		$6.95	$6.86	$4.58	$7.60

Total Return (%)	(4.01)		1.31	49.78	(39.74)	(24.00	)^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55		71	76	41	44
Ratio of expenses before expense reductions (%)	1.10		1.10	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.10		1.10	1.13	.96	1.15	*
Ratio of net investment income (%)	(.35)		.08	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	19		39	6	16	3	*

^a	For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
d^	Amount is less than $.005.
*	Annualized
**	Not annualized

104

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that they believe have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock’s fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock’s market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

105

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

106

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

28.04	34.20	18.37	34.56	-10.71	-28.91	-33.36	32.94	11.02	7.07
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 30.96%, Q4 1999	Worst Quarter: -31.72%, Q3 2001

2006 Total Return as of March 31: 11.72%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class A	7.07	-5.63	6.23
Index	4.15	2.28	4.69

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

107

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.07

Total Annual Operating Expenses(2)	0.72

(1)	Management fees have been restated to reflect the new fee schedule effective May 2, 2005.
(2)	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.72% for Class A shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$74	$230	$401	$894

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2004.

•	Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

•	Over 20 years of investment industry experience.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

108

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP — Class A

Years Ended December 31,	2005		2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.59		$11.34	$8.53	$12.80	$21.64

Income (loss) from investment operations:
Net investment income (loss)^a	(.06)		(.05)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95		1.30	2.85	(4.25)	(6.27)

Total from investment operations	.89		1.25	2.81	(4.27)	(6.29)

Less distributions from:
Net realized gain on investment transactions	—		—	—	—	(2.52)
Return of capital	—		—	—	—	(.03)

Total distributions	—		—	—	—	(2.55)

Net asset value, end of period	$13.48		$12.59	$11.34	$8.53	$12.80

Total Return (%)	7.07	^b	11.02	32.94	(33.36)	(28.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243		210	210	154	232
Ratio of expenses (%)	.72		.71	.69	.71	.68
Ratio of net investment income (loss) (%)	(.47)		(.47)	(.41)	(.24)	(.12)
Portfolio turnover rate (%)	94		117	123	68	143

^a	Based on average shares outstanding during the period.
^b	In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio’s investment restrictions. This gain had no effect on the total return.

109

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio’s investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness.

The managers may shift the proportions of the portfolio’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio’s current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

110

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction

111

could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies were in effect.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

10.98	-5.85	2.57	5.23	11.30	7.85	8.60	2.38

1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 6.35%, Q3 1998	Worst Quarter: -3.33%, Q2 1999

2006 Total Return as of March 31: 1.13%

112

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	2.38	7.03	5.18
Index 1	-6.88	6.92	5.97
Index 2	11.86	12.79	11.05
Index 3	2.83	8.76	6.32
Index 4	2.84	8.74	7.58

Index 1: The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.

Index 2: The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Index 3: The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.

Index 4: The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

*	Since 5/1/97. Index comparisons begin 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.23

Total Annual Operating Expenses	0.88

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$90	$281	$488	$1,086

113

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2002.

•	BIS, University of Minnesota.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

114

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$12.25	$11.82	$11.10	$10.27	$9.86

Income (loss) from investment operations:
Net investment income^b	.65	.58	.41	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.39)	.39	.47	.68	.03

Total from investment operations	.26	.97	.88	1.13	.51

Less distributions from:
Net investment income	(.98)	—	(.15)	(.30)	(.10)
Net realized gain on investment transactions	(.03)	(.54)	(.01)	—	—

Total distributions	(1.01)	(.54)	(.16)	(.30)	(.10)

Net asset value, end of period	$11.50	$12.25	$11.82	$11.10	$10.27

Total Return (%)	2.38	8.60	7.85	11.30	5.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	62	62	60	21
Ratio of expenses (%)	.88	.84	.83	.73	.66
Ratio of net investment income (%)	5.61	4.99	3.60	4.26	4.76
Portfolio turnover rate (%)	120	210	160	65	27

^a	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to January 1, 2001 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.04, increase net realized and unrealized gains and losses per share by $.04 and decrease the ratio of net investment income to average net assets from 5.16% to 4.76%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
^b	Based on average shares outstanding during the period.

115

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

116

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

117

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

118

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-21.57	-32.39	-35.52	46.84	1.92	3.74

2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 28.57%, Q4 2001	Worst Quarter: -33.64%, Q3 2001

2006 Total Return as of March 31: 2.04%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class A	3.74	-7.54	-0.90
Index 1	5.26	-3.58	-3.14
Index 2	2.03	-7.14	-5.03

Index 1: The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Index 2: The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.

*	Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

119

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.11

Total Annual Operating Expenses	0.86

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$88	$274	$477	$1,061

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Kelly P. Davis

Vice President of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.

•	Joined the portfolio in 2005.

•	BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2005.

•	Prior to joining the portfolio, portfolio manager for Global Equity: London, global equity analyst for industrials sector, and portfolio analyst for international institutional accounts.

•	BA, University of Alabama, Birmingham.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

120

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.01	$8.84	$6.02	$9.36	$13.87

Income (loss) from investment operations:
Net investment income (loss)^a	(.03)	.04	(.04)	(.03)	.01
Net realized and unrealized gain (loss) on investment transactions	.36	.13	2.86	(3.30)	(4.50)

Total from investment operations	.33	.17	2.82	(3.33)	(4.49)

Less distributions from:
Net investment income	(.04)	—	—	(.01)	(.02)

Net asset value, end of period	$9.30	$9.01	$8.84	$6.02	$9.36

Total Return (%)	3.74	1.92	46.84	(35.52)	(32.39)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	230	257	219	351
Ratio of expenses (%)	.86	.83	.86	.80	.81
Ratio of net investment income (%)	(.36)	.43	(.50)	(.37)	.12
Portfolio turnover rate (%)	135	112	66	64	56

^a	Based on average shares outstanding during the period.

121

DWS Templeton Foreign Value VIP

(formerly Scudder Templeton Foreign Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities,” as defined below, which may include emerging markets.

For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

The portfolio’s definition of “foreign securities” as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

122

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

123

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

9.61

2005

For the periods included in the bar chart:

Best Quarter: 8.02%, Q3 2005	Worst Quarter: -2.27%, Q2 2005

2006 Total Return as of March 31: 7.06%

124

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class A	9.61	13.92
Index	14.47	17.70

Index: The MSCI World ex-US Index [is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

*	Since 11/15/04. Index comparison begins 11/30/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	None
Other Expenses	1.93

Total Annual Operating Expenses(1)	2.88

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class A shares of DWS Templeton Foreign Value VIP to 1.14%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$291	$892	$1,518	$3,204

The Portfolio Manager

The portfolio’s subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA

Lead Portfolio Manager of the portfolio.

•	Joined the portfolio in 2004.

•	Over 20 years of investment industry experience.

•	At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.

•	MBA, Sloan School of Management at the Massachusetts Institute of Technology.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

125

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Templeton Foreign Value VIP — Class A

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.56	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.17	.01
Net realized and unrealized gain (loss) on investment transactions	.85	.55

Total from investment operations	1.02	.56

Less distributions from:
Net investment income	(.10)	—
Net realized gain on investment transactions	(.05)	—

Total distributions	(.15)	—

Net asset value, end of period	$11.43	$10.56

Total Return (%)^c	9.61	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	3
Ratio of expenses before expense reductions (%)	2.88	7.34	*
Ratio of expenses after expense reductions (%)	1.15	1.14	*
Ratio of net investment income (%)	1.49	.41	*
Portfolio turnover rate (%)	15	—

^a	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

126

DWS Turner Mid Cap Growth VIP

(formerly SVS Turner Mid Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index6— . The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company’s earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

127

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

128

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class A shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-32.20	48.49	11.04	11.76
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 19.37%, Q2 2003	Worst Quarter: -19.06%, Q2 2002

2006 Total Return as of March 31: 11.98%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfo1io — Class A	11.76	2.10
Index	12.10	4.45

Index: The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

129

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class A
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.80%
Distribution/Service (12b-1) Fee	None
Other Expenses	0.16

Total Annual Operating Expenses	0.96

(1)	Management fees have been restated to reflect the new fee schedule effective October 1, 2005.DWSDWSVIP to 1.30%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class A shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class A shares	$98	$306	$531	$1,178

The Portfolio Managers

The portfolio’s subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. The lead manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), William C. McVail and Robert E. Turner; each have managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at BlackRock Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

130

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Turner Mid Cap Growth VIP — Class A

Years Ended December 31,	2005	2004	2003	2002	2001^a
Selected Per Share Data
Net asset value, beginning of period	$9.86	$8.88	$5.98	$8.82	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	(.05)	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.21	1.05	2.96	(2.78)	(1.14)

Total from investment operations	1.16	.98	2.90	(2.84)	(1.18)

Net asset value, end of period	$11.02	$9.86	$8.88	$5.98	$8.82

Total Return (%)	11.76	11.04	48.49	(32.20)	(11.80	)^c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	118	110	61	48
Ratio of expenses before expense reductions (%)	1.11	1.19	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.11	1.19	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(.56)	(.82)	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	151	174	155	225	205	*

^a	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

131

Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

•	The advisor or a portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, a portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest. For DWS Money Market VIP, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of a portfolio’s holdings.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios’ investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of each portfolio’s investment management agreement and, as applicable, subadvisory agreement (see “Shareholder reports” on the back cover).

132

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets:

Portfolio Name	Fee Paid
DWS Balanced VIP*	0.47%
DWS Blue Chip VIP	0.65%
DWS Core Fixed Income VIP	0.60%
DWS Davis Venture Value VIP*	0.89%
DWS Dreman Financial Services VIP	0.75%
DWS Dreman High Return Equity VIP	0.73%
DWS Dreman Small Cap Value VIP	0.75%
DWS Global Thematic VIP*	0.87%
DWS Government & Agency Securities VIP	0.55%
DWS High Income VIP	0.60%
DWS International Select Equity VIP	0.75%
DWS Janus Growth & Income VIP	0.81%
DWS Janus Growth Opportunities VIP	0.81%
DWS Large Cap Value VIP*	0.75%
DWS Legg Mason Aggressive Growth VIP*	0.63%
DWS Mercury Large Cap Core VIP*	0.00%
DWS MFS Strategic Value VIP*	0.75%
DWS Mid Cap Growth VIP*	0.70%
DWS Money Market VIP	0.46%
DWS Oak Strategic Equity VIP	0.90%
DWS Small Cap Growth VIP	0.65%
DWS Strategic Income VIP	0.65%
DWS Technology VIP	0.75%
DWS Templeton Foreign Value VIP*	0.00%
DWS Turner Mid Cap Growth VIP	0.95%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $500 million	0.775%
Next $750 million	0.750%
Over $1.5 billion	0.725%

Effective October 1, 2005, DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $250 million	0.735%
Next $500 million	0.720%
Over $1 billion	0.705%

133

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $250 million	0.785%
Next $500 million	0.770%
Over $1 billion	0.755%

Portfolio Subadvisors

Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, AAMI acts as subadvisor to DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI’s principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Davis Venture Value VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to DWS Davis Venture Value VIP.

Subadvisor for DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to each portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio’s subadvisor. The information that follows has been provided to the portfolios by Janus Capital as of March 2006.

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

134

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI’s corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the “market timing” actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

135

Subadvisor for DWS Legg Mason Aggressive Growth VIP

Salomon Brothers Asset Management Inc (“SBAM”) acts as subadvisor to the DWS Legg Mason Aggressive Growth VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to DWS Legg Mason Aggressive Growth VIP.

Subadvisor for DWS Mercury Large Cap Core VIP

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, is the subadvisor for DWS Mercury Large Cap Core VIP. As of December 31, 2005, MLIM managed over $538 billion in client assets worldwide. DeIM pays a fee to MLIM for acting as subadvisor to DWS Mercury Large Cap Core VIP.

On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they have reached an agreement to merge Merrill Lynch’s investment management business, MLIM and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the US and in non-US markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the Boards of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

Subadvisor for DWS MFS Strategic Value VIP

Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. DeIM pays a fee to MFS for acting as subadvisor to DWS MFS Strategic Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

136

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants’ motions in these actions. A formal order consistent with the court’s memoranda is forthcoming. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants’ motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants’ motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

Subadvisor for DWS Oak Strategic Equity VIP

Oak Associates, Ltd. is the subadvisor to DWS Oak Strategic Equity VIP. Oak Associates, Ltd. currently has over $3 billion in assets under management. Oak Associates, Ltd.’s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to DWS Oak Strategic Equity VIP.

137

Subadvisor for DWS Templeton Foreign Value VIP

Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for DWS Templeton Foreign Value VIP. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2005, Templeton and its affiliates managed over $453 billion in assets. DeIM pays a fee to Templeton for acting as subadvisor to DWS Templeton Foreign Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

138

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under “Statement on Current Industry Issues.”

Subadvisor for DWS Turner Mid Cap Growth VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2005, Turner Investment Partners, Inc. had approximately $18.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to DWS Turner Mid Cap Growth VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

139

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

140

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class A shares of each portfolio. Class A shares are offered at net asset value. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

141

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the New York Stock Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and the insurance company may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

142

•	Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio’s policies as described in this prospectus and approved by the Board.

Each portfolio’s policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

143

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios’ Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio’s use of fair value pricing. This is intended to reduce a portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

144

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and to meet all requirements necessary to avoid paying any federal income or excise taxes.

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio’s share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio’s investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

145

To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482 or contact DWS Scudder at the address listed below. The portfolios’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

DWS Scudder Distributors, Inc.	SEC

222 South Riverside Plaza	100 F Street, N.E.
Chicago, IL 60606-5808	Washington, D.C. 20549-2001
(800) 778-1482	(202) 551-5850

www.sec.gov

SEC File #

DWS Variable Series II	811-5002

MAY 1, 2006

PROSPECTUS

DWS VARIABLE SERIES II

(formerly Scudder Variable Series II)

CLASS B SHARES

DWS Balanced VIP (formerly Scudder Total Return Portfolio)	DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)

DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio)	DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)	DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio and Scudder Aggressive Growth Portfolio)

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)	DWS Money Market VIP (formerly Scudder Money Market Portfolio)

DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio)	DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)	DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)	DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)	DWS Technology VIP (formerly Scudder Technology Growth Portfolio)

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)	DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)

DWS High Income VIP (formerly Scudder High Income Portfolio)	DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)	DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio)

DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)	DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio)

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)	DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio)

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)	DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio)

DWS Legg Mason Aggressive Growth VIP (formerly SVS Salomon Aggressive Growth Portfolio and SVS INVESCO Dynamic Growth Portfolio)

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus and plan documents for tax-qualified plans. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Portfolios Work

These portfolios are designed to serve as investment options for certain variable annuity contracts, variable life insurance policies and tax-qualified plans. Your investment in the portfolios is made in conjunction with one of these contracts or policies. Each portfolio has its own goal and strategy.

Remember that these portfolios are not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money by investing in them.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract or plan documents for tax-qualified plans.

DWS Balanced VIP

(formerly Scudder Total Return Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks high total return, a combination of income and capital appreciation.

The portfolio follows a flexible investment program, investing in a mix of growth and value stocks of large and small capitalization companies and bonds. The investment advisor employs a team approach to allocate the portfolio’s assets among the various asset classes.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, US government bonds, mortgage- and asset-backed securities and certain derivatives. The portfolio normally invests approximately 60% of its net assets in common stocks and other equity securities and approximately 40% of its net assets in fixed-income securities, including lower-quality debt securities. These percentages will fluctuate in response to changing market conditions, but the portfolio will at all times invest at least 25% of net assets in fixed-income senior securities. Generally, most securities are from US issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The investment advisor regularly reviews the portfolio’s investment allocations and will vary them to favor asset classes that, in their judgment, provide the most favorable return outlook consistent with the portfolio’s investment objective. In deciding how to allocate the portfolio’s assets, the advisor will evaluate projections of risk, market and economic conditions, volatility, yields and expected returns.

The advisor follows specific strategies in selecting equity and fixed securities for the portfolio.

Equity securities in the portfolio generally include “growth” stocks as well as “value” stocks and normally include stocks of both small and large capitalization companies.

Growth Stocks. In choosing these securities, the investment advisor primarily invests in US companies that it believes offer the potential for sustainable growth of revenue or earnings and whose market values appear reasonable in light of their business prospects. The advisor focuses on high quality growth companies that are leaders or potential leaders in their respective industries. The advisor conducts in-depth company research, examining, among other factors, relative growth rates, innovation, regional and global exposure and management.

Value Stocks. When selecting value stocks, the investment advisor begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The advisor then compares a company’s stock price to its book value, cash flow and yield, and analyzes individual companies to identify those that are financially sound and appear to have strong potential for long-term growth, but are out of favor with the market.

Small Company Stocks. In selecting stocks of small companies, a quantitative stock valuation model compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The advisor also looks for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The advisor believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a “pure” stock selection process that seeks to add value in any market environment. The advisor also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information.

The fixed income portion of the portfolio may include both investment grade and lower-quality debt securities, and may include securities of both US and non-US (including emerging market) issuers. The portfolio may also seek bond market and currency exposure through derivative instruments.

US Investment Grade Securities. In selecting these securities for investment, the investment advisor typically:

•	assigns a relative value to each bond, based on creditworthiness, cash flow and price;

•	determines the value of each issue by examining the issuer’s credit quality, debt structure, option value and liquidity risks. The advisor looks to take advantage of any inefficiencies between this value and market trading price;

3

•	uses credit analysis to determine the issuer’s ability to fulfill its contracts; and

•	determines sector weights based on a combination of long-term strategic targets resulting from quantitative risk/return analysis and shorter term adjustments based on the advisor’s current market outlook.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

The advisor generally sells these securities when they reach their target price or when there is a negative change in their outlook relative to the other securities held by the portfolio. Bonds may also be sold to facilitate the purchase of an issue with more attractive risk/return characteristics.

High Yield Securities. In selecting these securities for investment, the investment advisor:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuer’s debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issues within attractive industry sectors and with strong long-term fundamentals and improving credits.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Derivatives. The portfolio invests in various instruments commonly known as “derivatives,” which are contracts whose value is based on, for example, indices, currencies or securities. The portfolio primarily uses futures, options, forward currency transactions and swaps. The investment advisor may use derivatives in circumstances where the advisor believes they offer a more efficient means of gaining exposure to a particular asset class or market. The portfolio may also invest in derivatives to maintain a high level of liquidity to meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio uses derivatives in the income portion of its portfolio to shift investment weightings among global and currency markets in an effort to capture short- and medium-term market movements. The portfolio uses these techniques to generate income and enhance returns.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Normally, the portfolio’s bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and typically will have higher volatility and risk of default.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the advisor may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

4

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of junk bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Small Company Capitalization Risk. Small company stocks tend to experience steeper price fluctuations — down as well as up — than the stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. Small company stocks are typically less liquid than large company stocks: when things are going poorly, it is harder to find a buyer for a small company’s shares.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets, so to the extent the portfolio invests in emerging markets, it takes on greater risks. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

5

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of securities, geographical trends or other matters;

•	the advisor measures credit quality at the time it buys securities, using independent rating agencies or, for unrated securities, judged by the advisor to be of equivalent quality. In addition, the advisor applies its own credit quality standards to evaluate securities. If a security’s credit quality declines, the advisor will decide what to do with the security, based on the circumstances and its assessment of what would benefit shareholders most; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors interested in asset class diversification in a single portfolio that invests in a mix of stocks and bonds.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

16.47	19.66	14.85	14.52	-2.87	-6.32	-15.39	17.66	6.26	3.90
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 13.25%, Q2 1997	Worst Quarter: -9.97%, Q2 2002

2006 Total Return as of March 31: 3.03%

6

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	3.90	0.59	6.25
Index	14.91	0.54	9.07
Index	22.43	5.87	6.16

Index 1: The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index 2: The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.

Total returns would have been lower if certain expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.45%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.21

Total Annual Operating Expenses	0.91

Expense Waiver/Reimbursement	0.02

Net Annual Operating Expenses(2)	0.89

(1)	Restated to reflect a new management fee schedule effective May 2, 2005.
(2)	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 0.89% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the “1 Year” period and two years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$91	$288	$502	$1,118

7

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

•	Global Asset Allocation portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, MS, Moscow State University; MBA, University of Chicago.

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2002

•	Head of Large Cap Growth Portfolio Selection Team.

•	Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large cap investment team.

•	BBA, MBA, University of Wisconsin — Madison.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2005.

•	BIS, University of Minnesota.

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2004

•	Over 33 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

8

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Balanced VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$22.33		$21.28		$18.64		$19.46

Income (loss) from investment operations:
Net investment income (loss)^b	.51		.39		.28		.18
Net realized and unrealized gain (loss) on investment transactions	.35		.92		2.92		(1.00)

Total from investment operations	.86		1.31		3.20		(.82)

Less distributions from:
Net investment income	(.47)		(.26)		(.56)		—

Net asset value, end of period	$22.72		$22.33		$21.28		$18.64

Total Return (%)	3.90	^d	6.26		17.66		(4.21	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34		33		21		.8
Ratio of expenses before expense reductions (%)	.95		.97		.99		.86	*
Ratio of expenses after expense reductions (%)	.91		.97		.99		.86	*
Ratio of net investment income (%)	2.28		1.80		1.48		1.96	*
Portfolio turnover rate (%)	121	^c	131	^c	102	^c	140

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

9

DWS Blue Chip VIP

(formerly Scudder Blue Chip Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks growth of capital and income.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

The portfolio managers look for “blue chip” companies whose stock price is attractive relative to potential growth. The managers use quantitative stock techniques and fundamental equity analysis to evaluate each company’s stock price relative to the company’s earnings, operating trends, market outlook and other measures of performance potential.

The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers.

The managers will normally sell a stock when the managers believe its fundamental factors have changed, other investments offer better opportunities or in the case of adjusting the portfolio’s emphasis on or within a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US common stocks, it could invest up to 20% of net assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

10

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors with long-term goals who are interested in a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

11

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

13.56	24.92	-8.07	-16.02	-22.31	26.76	15.55	9.68
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.19%, Q4 1998	Worst Quarter: -17.49%, Q3 2001

2006 Total Return as of March 31: 5.68%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	9.68	0.95	4.96
Index	6.27	1.07	7.38

Index:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.
*	Since 5/1/97. Index comparison begins 4/30/97.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.19

Total Annual Operating Expenses	1.09

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$111	$347	$601	$1,333

12

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

•	Global Asset Allocation Senior Portfolio Manager: New York.

•	Joined the portfolio in 2003.

•	BS, The Wharton School, University of Pennsylvania.

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Senior portfolio manager for Global Strategies: New York.

•	Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

•	Joined the portfolio in 2006.

•	BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Senior portfolio manager for Global Quantitative Equity: New York.

•	Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

•	Joined the portfolio in 2006.

•	BA, University of Connecticut.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

13

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Blue Chip VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$13.60	$11.80	$9.35	$10.28

Income (loss) from investment operations:
Net investment income (loss)^b	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.22	1.74	2.45	(.96)

Total from investment operations	1.31	1.83	2.49	(.93)

Less distributions from:	(.08)	(.03)	(.04)	—

Net investment income
Net asset value, end of period	$14.83	$13.60	$11.80	$9.35

Total Return (%)	9.68	15.55	26.76	(9.05	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	37	17	.4
Ratio of expenses (%)	1.09	1.08	1.10	.94	*
Ratio of net investment income (%)	.61	.70	.43	.61	*
Portfolio turnover rate (%)	288	249	182	195

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

14

DWS Core Fixed Income VIP

(formerly Scudder Fixed Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks high current income. The portfolio invests for current income, not capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities. Fixed income securities include those of the US Treasury, as well as US government agencies and instrumentalities, corporate, mortgage-backed and asset-backed securities, taxable municipal and tax-exempt municipal bonds and liquid Rule 144A securities.

The portfolio invests primarily in investment-grade fixed income securities rated within the top three credit rating categories. The portfolio may invest up to 20% of its total assets in investment-grade fixed income securities rated within the fourth highest credit rating category. The portfolio may invest up to 25% of its total assets in US dollar-denominated securities of foreign issuers and governments. The portfolio may hold up to 20% of its total assets in cash or money market instruments in order to maintain liquidity, or in the event the portfolio managers determine that securities meeting the portfolio’s investment objective are not readily available for purchase. The portfolio’s investments in foreign issuers are limited to US dollar-denominated securities to avoid currency risk.

The portfolio managers utilize a core US fixed income strategy that seeks to add incremental returns to the Lehman Brothers Aggregate Bond Index. In managing the portfolio, the managers generally use a “bottom-up” approach. The managers focus on the securities and sectors they believe are undervalued relative to the market, rather than relying on interest rate forecasts. The managers seek to identify pricing inefficiencies of individual securities in the fixed-income market. Normally, the average duration of the portfolio will be kept within 0.25 years of the duration of the Lehman Brothers Aggregate Bond Index.

Company research lies at the heart of the portfolio’s investment process. In selecting individual securities for investment, the portfolio managers:

•	assign a relative value, based on creditworthiness, cash flow and price, to each bond;

•	determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. The managers look to exploit any inefficiencies between intrinsic value and market trading price;

•	use credit analysis to determine the issuer’s ability to pay interest and repay principal on its bonds; and

•	subordinate sector weightings to individual bonds that may add above-market value.

Portfolio Maturity. The portfolio managers intend to maintain a dollar weighted effective average portfolio maturity of five to ten years. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity. The dollar weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

15

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of bonds rated below the top three rating categories may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. To the extent that the portfolio holds the securities of companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the portfolio’s investments or prevent the portfolio from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. Finally, the currency of the country in which the portfolio has invested could decline relative to the value of the US dollar, which would decrease the value of the investment to US investors.

Derivatives Risk. Although not one of its principal investment strategies, the portfolio may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligations; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

16

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for individuals who are seeking to earn higher current income than an investment in money market funds may provide.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

8.76	7.67	-2.30	9.63	5.45	7.77	4.76	4.10	1.85
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 4.03%, Q3 2002	Worst Quarter: -2.44%, Q2 2004

2006 Total Return as of March 31: -0.67%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	1.85	4.77	5.23
Index	2.43	5.87	6.64

Index:	The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate issues and mortgage securities.
*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

17

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses	1.07

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$109	$340	$590	$1,306

The Portfolio Managers

Effective December 2, 2005, the members of the portfolio management team have become employees of Aberdeen Asset Management, Inc., the portfolio’s subadvisor, and continue to be responsible for the management of the portfolio.

The portfolio’s subadvisor is Aberdeen Asset Management, Inc. A team approach is utilized with respect to the day-to-day management of the portfolio. Portfolio decisions are made jointly by the senior members of the management team. The following members of the management team handle the day-to-day operations of the portfolio:

Gary W. Bartlett, CFA

•	Head of US Fixed Income and senior portfolio manager specializing in taxable municipal, utility and government fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1992 after nine years of experience as an analyst and fixed income portfolio manager at PNC Financial and credit analyst at First Pennsylvania Bank.

•	BA, Bucknell University; MBA Drexel University.

Warren S. Davis, III

•	Senior portfolio manager for mortgage- and asset-backed fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after nine years of experience as a trader, analyst and developer of analytical and risk management systems for Paine Webber and Merrill Lynch.

•	BS, Pennsylvania State University; MBA, Drexel University.

Thomas J. Flaherty

•	Senior portfolio manager for corporate and taxable municipal fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1995 after 10 years of fixed income experience, including vice president for US taxable fixed income securities at Prudential Securities.

•	BA, SUNY Stony Brook.

18

J. Christopher Gagnier

•	Head of Core Plus Fixed Income product and senior portfolio manager for corporate and commercial mortgages: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1997 after 17 years of experience in fixed income investments at PaineWebber and Continental Bank.

•	BS, The Wharton School, University of Pennsylvania; MBA, University of Chicago.

Daniel R. Taylor, CFA

•	Senior portfolio manager for asset-backed and commercial mortgage fixed income investments: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2002.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1998 after six years of experience as fixed income portfolio manager and senior credit analyst for CoreStates Investment Advisors.

•	BS, Villanova University.

Timothy C. Vile, CFA

•	Senior portfolio manager for Core Fixed Income and Global Aggregate Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2004.

•	Formerly, Managing Director of Deutsche Asset Management; joined Deutsche Asset Management in 1991 as member of Core Fixed Income; seconded to the London office from January 1999 to June 2002 to design and develop the firm’s European Credit and Global Aggregate capabilities; before joining the firm, he had six years of experience that included portfolio manager for fixed income portfolios at Equitable Capital Management.

•	BS, Susquehanna University.

William T. Lissenden

•	Portfolio manager for Core Fixed Income: Philadelphia.

•	Joined Aberdeen Asset Management Inc. in 2005 and the portfolio in 2003.

•	Formerly, Director of Deutsche Asset Management; joined Deutsche Asset Management in 2002 after 31 years of experience, including fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities and national sales manager for fixed income securities at Prudential Securities.

•	BS, St. Peter’s College; MBA, Baruch College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

19

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Core Fixed Income VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.04		$12.13		$11.96		$11.36

Income (loss) from investment operations:
Net investment income^b	.42		.45		.40		.27
Net realized and unrealized gain (loss) on investment transactions	(.21)		.05		.15		.33

Total from investment operations	.21		.50		.55		.60

Less distributions from:
Net investment income	(.36)		(.38)		(.38)		—

Net realized gain on investment transactions	(.11)		(.21)		—		—

Total distributions	(.47)		(.59)		(.38)		—

Net asset value, end of period	$11.78		$12.04		$12.13		$11.96

Total Return (%)	1.85		4.10		4.76		5.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89		88		45		2
Ratio of expenses (%)	1.07		1.03		1.05		.92	*
Ratio of net investment income (%)	3.56		3.81		3.36		4.69	*
Portfolio turnover rate (%)	164	^c	185	^c	229	^c	267

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.
*	Annualized
**	Not annualized

20

DWS Davis Venture Value VIP

(formerly SVS Davis Venture Value Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks growth of capital.

The portfolio invests primarily in common stock of US companies with market capitalizations of at least $5 billion.

The portfolio managers select common stocks of well-managed companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The portfolio managers look for companies with sustainable growth rates selling at modest price-earnings multiples that the portfolio managers hope will expand as other investors recognize the company’s true worth. The portfolio managers believe that by combining a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks.

The portfolio managers consider selling a company if they believe the stock’s market price exceeds their estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may also invest in foreign companies and US companies with smaller market capitalizations.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

21

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

22

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Investors with long-term goals who want a core stock investment may be interested in this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how the average annual returns of the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Return (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-16.02	29.42	11.42	9.23
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 17.04%, Q2 2003	Worst Quarter: -12.72%, Q3 2002

2006 Total Return as of March 31: 2.52%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	9.23	4.98
Index	7.05	5.95

Index:	The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
*	Since 5/1/01. Index comparison begins 4/30/01.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

23

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.94%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses(1)	1.41

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Davis Venture Value VIP to 1.253%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$144	$446	$771	$1,691

The Portfolio Managers

The portfolio’s subadvisor is Davis Selected Advisers, L.P. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher C. Davis and Kenneth Charles Feinberg, who have each managed the portfolio since inception. Mr. Davis is Chief Executive Officer of Davis Selected Advisers, L.P. and manages several funds advised by the firm. Mr. Davis began his investment career and joined the subadvisor in 1988. Mr. Feinberg also manages several funds advised by Davis Selected Advisers, L.P. He began his investment career in 1987 and joined the subadvisor in 1994 as a research analyst.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

24

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Davis Venture Value VIP — Class B

Years Ended December 31,	2005		2004		2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.46		$10.29		$7.98	$8.52

Income (loss) from investment operations:
Net investment income (loss)^b	.04		.04		.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.01		1.13		2.32	(.58)

Total from investment operations	1.05		1.17		2.34	(.54)

Less distributions from:
Net investment income	(.04)		.00	***	(.03)	—

Net asset value, end of period	$12.47		$11.46		$10.29	$7.98

Total Return (%)	9.23	^c	11.42		29.42	(6.34	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78		66		29	.8
Ratio of expenses before expense reductions (%)	1.41		1.44		1.40	1.27	*
Ratio of expenses after expense reductions (%)	1.34		1.44		1.40	1.27	*
Ratio of net investment income (%)	.40		.36		.23	1.06	*
Portfolio turnover rate (%)	8		3		7	22

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

25

DWS Dreman Financial Services VIP

(formerly SVS Dreman Financial Services Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies. These may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the Standard & Poors Financial Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various financial industries. The managers may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 30% of total assets in foreign securities, and up to 20% of net assets in investment-grade debt securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, financial services company stocks. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

26

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Concentration Risk. The portfolio concentrates its investments in companies in the financial services sector. A portfolio with a concentrated portfolio is vulnerable to the risks of the industry or industries in which it invests and is subject to greater risks and market fluctuations than portfolios investing in a broader range of industries.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty; and

•	a bond could fall in credit quality, go into default, or decrease in value for various reasons, including a change in prevailing interest rates.

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

27

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index and one other relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-5.29	26.72	-5.09	-8.65	27.73	11.50	-0.46
1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 22.27%, Q3 2000	Worst Quarter: -15.79%, Q3 2002

2006 Total Return as of March 31: 3.58%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	-0.46	4.21	4.87
Index 1	4.91	0.54	3.09
Index 2	6.47	3.76	5.75

Index 1:	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index 2:	The S&P Financial Index is an unmanaged index generally representative of the financial stock market.
*	Since 5/4/98. Index comparisons begin 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

28

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.29

Total Annual Operating Expenses	1.29

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$131	$409	$708	$1,559

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman Chairman and CIO of the subadvisor and Lead Manager of the portfolio.

• Began investment career in 1957. • Joined the portfolio in 1998. • Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson Managing Director of the subadvisor and Portfolio Manager of the portfolio.

•      Began investment career in 1986.

•      Joined the portfolio in 2001.

•      Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

29

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Financial Services VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$13.57	$12.31	$9.78	$10.57

Income (loss) from investment operations:
Net investment income (loss)^b	.21	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	(.29)	1.22	2.53	(.85)

Total from investment operations	(.08)	1.40	2.67	(.79)

Less distributions from:
Net investment income	(.19)	(.14)	(.14)	—

Net asset value, end of period	$13.30	$13.57	$12.31	$9.78

Total Return (%)	(.46)	11.50	27.73	(7.47	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	17	9	.4
Ratio of expenses (%)	1.29	1.22	1.25	1.08	*
Ratio of net investment income (%)	1.70	1.41	1.45	1.33	*
Portfolio turnover rate (%)	27	8	7	13

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

30

DWS Dreman High Return Equity VIP

(formerly SVS Dreman High Return Equity Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks to achieve a high rate of total return.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of March 31, 2006, the S&P 500 Index had a median market capitalization of $11.74 billion) and that the portfolio managers believe are undervalued. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector).

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of net assets in US dollar-denominated American Depository Receipts and in securities of foreign companies traded principally in securities markets outside the US.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may also use derivatives in circumstances where the portfolio believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

31

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that may focus on certain sectors of the economy.

32

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-11.38	30.19	1.44	-18.25	31.60	13.53	7.51
1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 20.65%, Q2 2003	Worst Quarter: -17.44%, Q3 2002

2006 Total Return as of March 31: 2.71%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	7.51	5.90	6.13
Index	4.91	0.54	3.09

Index:	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
*	Since 5/4/98. Index comparison begins 4/30/98.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

33

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.73%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.19

Total Annual Operating Expenses	1.17

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$119	$372	$644	$1,420

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 1998.

•	Founder and Chairman, Dreman Value Management L.L.C. since 1977.

F. James Hutchinson

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1986.

•	Joined the portfolio in 2002.

•	Prior to joining Dreman Value Management, L.L.C. in 2000, associated with The Bank of New York for over 30 years in both the corporate finance and trust/investment management areas, including President of The Bank of New York (NJ).

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

34

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman High Return Equity VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.63	$11.27	$8.75	$9.57

Income (loss) from investment operations:
Net investment income (loss)^b	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.75	1.33	2.53	(1.00)

Total from investment operations	.94	1.51	2.69	(.82)

Less distributions from:
Net investment income	(.18)	(.15)	(.17)	—

Net asset value, end of period	$13.39	$12.63	$11.27	$8.75

Total Return (%)	7.51	13.53	31.60	(8.57	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	117	66	2
Ratio of expenses (%)	1.17	1.16	1.18	1.05	*
Ratio of net investment income (%)	1.45	1.58	1.75	4.30	*
Portfolio turnover rate (%)	10	9	18	17

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

35

DWS Dreman Small Cap Value VIP

(formerly SVS Dreman Small Cap Value Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks long-term capital appreciation.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index (as of March 31, 2006, the Russell 2000 Value Index had a median market capitalization of $656 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

The portfolio managers begin their stock selection process by screening stocks of small companies with below market price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on analysis of economic outlooks for various industries. The managers may favor different types of securities from different industries and companies at different times, while still maintaining variety in terms of the types of securities and issuers represented.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better opportunities.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 20% of net assets in foreign securities.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

36

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio’s portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for value-oriented investors who are interested in small-cap market exposure.

37

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

21.43	-11.47	2.54	3.79	17.37	-11.63	41.65	25.52	9.78
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 21.63%, Q2 2003	Worst Quarter: -22.52%, Q3 1998

2006 Total Return as of March 31: 14.52%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	9.78	15.15	9.26
Index	4.71	13.55	12.74

Index:	The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
*	Since 5/1/96. Index comparison begins 4/30/96.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

38

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.19

Total Annual Operating Expenses	1.19

Based on the costs above, this example helps you compare the expenses Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$121	$378	$654	$1,448

The Portfolio Managers

The portfolio’s subadvisor is Dreman Value Management, L.L.C. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

David N. Dreman

Chairman and CIO of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

•	Founder and Chairman, Dreman Value Management, L.L.C. since 1977.

Nelson Woodward

Managing Director of the subadvisor and Co-Manager of the portfolio.

•	Began investment career in 1957.

•	Joined the portfolio in 2002.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

39

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to January 18, 2002, the portfolio was named Scudder Small Cap Value Portfolio, operated with a different goal and investment strategy and a different advisor managed the portfolio. Performance would have been different if the portfolio’s current policies and advisory agreement had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Dreman Small Cap Value VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$20.01	$16.03	$11.65	$13.86

Income (loss) from investment operations:
Net investment income (loss)^b	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	1.66	3.97	4.56	(2.38)

Total from investment operations	1.77	4.07	4.69	(2.21)

Less distributions from:
Net investment income	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—
Total distributions	(1.85)	(.09)	(.31)	—

Net asset value, end of period	$19.93	$20.01	$16.03	$11.65

Total Return (%)	9.78	25.52	41.65	(15.95	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	71	32	1
Ratio of expenses (%)	1.19	1.16	1.19	1.06	*
Ratio of net investment income (%)	.56	.59	1.07	3.01	*
Portfolio turnover rate (%)	61	73	71	86

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

40

DWS Global Thematic VIP

(formerly Scudder Global Blue Chip Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of companies throughout the world that the portfolio manager considers to be “blue chip” companies. Blue chip companies are large, well known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

In seeking investment opportunities, the portfolio manager views the globe as a single integrated marketplace, examining all regions and countries. The manager seeks to identify global trends — or themes — that can help identify stocks that may benefit over the long term. Using these themes as a guide, the manager then builds the portfolio from the bottom up, choosing what he believes are the best companies, regardless of geographic boundaries.

The manager may favor securities from different companies and industries at different times, while still maintaining variety in terms of the companies and industries represented.

The portfolio normally will sell a stock when the manager believes it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% policy.

Other Investments

While most of the portfolio’s equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 5% of total assets in junk bonds, (i.e., grade BB/Ba and below). Compared to investment grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case US and foreign stock markets. When US and foreign stock prices fall, especially prices of large company stocks, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

41

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

42

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

If you are interested in large-cap stocks and want to look beyond US markets, this portfolio may be appropriate for you.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

26.39	-3.60	-15.69	-16.10	28.96	14.33	22.50
1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.29%, Q4 1999	Worst Quarter: -16.07%, Q3 2002

2006 Total Return as of March 31: 13.09%

43

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	22.50	5.05	5.65
Index	9.49	2.18	3.50

Index:	The MSCI World Index is an unmanaged capitalization-weighted measure of stock markets around the world, including North America, Europe, Australia and Asia.
*	Since 5/5/98. Index comparison begins 4/30/98.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	1.00%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.54

Total Annual Operating Expenses(1)	1.79

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Global Thematic VIP to 1.44%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$182	$563	$970	$2,105

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 2003.

•	Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

•	Prior to that, two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999.

•	BA, Tufts University and Karlova Universidad; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

44

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Global Thematic VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.78		$10.38		$8.06		$8.98

Income (loss) from investment operations:
Net investment income (loss)^b	.07		.00	d	.04		.02
Net realized and unrealized gain (loss) on investment transactions	2.58		1.48		2.29		(.94)

Total from investment operations	2.65		1.48		2.33		(.92)

Less distributions from:
Net investment income	—		(.08)		(.01)		—

Net asset value, end of period	$14.43		$11.78		$10.38		$8.06

Total Return (%)	22.50	^c	14.33		28.96	^c	(10.24	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		13		6		.2
Ratio of expenses before expense reductions (%)	1.79		1.84		1.87		1.60	*
Ratio of expenses after expense reductions (%)	1.65		1.83		1.64		1.60	*
Ratio of net investment income (%)	.61		.02		.55		.49	*
Portfolio turnover rate (%)	95		81		65		41

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Amount is less than $.005 per share.
*	Annualized
**	Not annualized

45

DWS Government & Agency Securities VIP

(formerly Scudder Government & Agency Securities Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks high current income consistent with preservation of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and repurchase agreements of US government securities. US government-related debt instruments in which the portfolio may invest include:

•	direct obligations of the US Treasury;

•	securities such as Ginnie Maes which are mortgage-backed securities issued and guaranteed by the Government National Mortgage Association (GNMA) and supported by the full faith and credit of the United States; and

•	securities issued or guaranteed, as to their payment of principal and interest, by US government agencies or government sponsored entities, some of which may be supported only by the credit of the issuer.

The portfolio normally invests all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities, except the portfolio may invest up to 10% of its net assets in cash equivalents, such as money market funds, and short-term bond funds. These securities may not be issued or guaranteed by the US government, its agencies or instrumentalities. The portfolio may use derivative instruments as described in “Other Investments.”

In deciding which types of government bonds to buy and sell, the portfolio manager first considers the relative attractiveness of Treasuries compared to other US government and agency securities and determine allocations for each. His decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the manager reviews each bond’s fundamentals, compares the yields of shorter maturity bonds to those of longer maturity bonds and uses specialized analysis to project prepayment rates and other factors that could affect a bond’s attractiveness.

The manager may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on his outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Credit Quality Policies

This portfolio normally invests substantially all of its assets in securities issued or guaranteed by the US government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

46

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio focuses its investments on mortgage-related securities, it is more vulnerable to both of these risks.

Agency Risk. Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn’t protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of economic trends, the relative attractiveness of different securities or other matters.

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by US government securities.

47

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

2.30	8.69	6.76	0.43	10.65	7.22	7.81	1.83	3.36	2.24
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 4.07%, Q3 2001	Worst Quarter: -2.05%, Q1 1996

2006 Total Return as of March 31: -0.24%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	2.24	4.46	5.08
Index	3.21	5.43	6.19

Index:	The Lehman Brothers GNMA Index is an unmanaged market value-weighted measure of all fixed rate securities backed by mortgage pools of the Government National Mortgage Association.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

48

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.55%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses	1.02

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$104	$325	$563	$1,248

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2002.

•	BIS, University of Minnesota.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

49

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Government & Agency Securities VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.52		$12.51		$12.82		$12.36
Income (loss) from investment operations:
Net investment income^b	.47		.40		.27		.31
Net realized and unrealized gain (loss) on investment transactions	(.21)		.02		(.04)		.15

Total from investment operations	.26		.42		.23		.46

Less distributions from:
Net investment income	(.45)		(.30)		(.32)		—
Net realized gain on investment transactions	(.10)		(.11)		(.22)		—

Total distributions	(.55)		(.41)		(.54)		—

Net asset value, end of period	$12.23		$12.52		$12.51		$12.82

Total Return (%)	2.24	^e	3.36	^d	1.83		3.72	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47		49		38		3
Ratio of expenses (%)	1.02		1.00		.98		.84	*
Ratio of net investment income (%)	3.78		3.21		2.13		4.95	*
Portfolio turnover rate (%)	191	^c	226	^c	511	^c	534	^c

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
^d	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.
^e	Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized

50

DWS High Income VIP

(formerly Scudder High Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to provide a high level of current income.

Under normal circumstances, this portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in junk bonds, which are those rated below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields, have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in bonds denominated in US dollars or foreign currencies from foreign issuers.

The portfolio manager focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. The manager uses an active process which emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in below investment-grade fixed income securities (junk bonds).

The investment process involves using primarily a “bottom-up” approach, by using relative value and fundamental analysis to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, the portfolio manager:

•	analyzes economic conditions for improving or undervalued sectors and industries;

•	uses independent credit research and on-site management visits to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential;

•	assesses new issues versus secondary market opportunities; and

•	seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credits.

Portfolio Maturity. The portfolio manager intends to maintain a dollar-weighted effective average portfolio maturity of seven to ten years. The portfolio’s average portfolio maturity may vary and may be shortened by certain of the portfolio’s securities which have floating or variable interest rates or include put features that provide the portfolio the right to sell the security at face value prior to maturity. Subject to its portfolio maturity policy, the portfolio may purchase individual securities with any stated maturity.

The dollar-weighted average portfolio maturity may be shorter than the stated maturity due to several factors, including but not limited to, prepayment patterns, call dates and put features. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

51

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security. Because the portfolio may invest in mortgage-related securities, it is more vulnerable to both of these risks.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

52

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the fund. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different securities, geographical trends or other matters.

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

53

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index vary over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

13.77	11.33	1.20	1.90	-8.91	2.37	-0.58	24.14	12.08	3.41
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 8.44%, Q2 2003	Worst Quarter: -6.72%, Q3 1998

2006 Total Return as of March 31: 2.49%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	3.41	7.93	5.71
Index	2.26	9.83	7.13

Index:	The Credit Suisse High Yield Index is an unmanaged trader-priced portfolio, constructed to mirror the global high-yield market.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

54

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.60%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.25

Total Annual Operating Expenses	1.10

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$112	$350	$606	$1,345

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

55

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS High Income VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$8.77	$8.41	$7.39	$7.21

Income (loss) from investment operations:
Net investment income^b	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.39)	.32	1.03	(.13)

Total from investment operations	.26	.96	1.67	.18

Less distributions from:
Net investment income	(.81)	(.60)	(.65)	—

Net asset value, end of period	$8.22	$8.77	$8.41	$7.39

Total Return (%)	3.41	12.08	24.14	2.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	57	37	1
Ratio of expenses (%)	1.10	1.06	1.06	.92	*
Ratio of net investment income (%)	7.87	7.71	8.23	8.78	*
Portfolio turnover rate (%)	100	162	165	138

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

56

DWS International Select Equity VIP

(formerly Scudder International Select Equity Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and other securities with equity characteristics.

The portfolio primarily invests in the countries that make up the MSCI EAFE(R) Index. The MSCI EAFE(R) Index tracks stocks in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. At least 50% of the portfolio’s assets will be invested in securities that are represented in the MSCI EAFE(R) Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index. Under normal market conditions, the portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

The portfolio manager seeks to identify a focused list of approximately 35 to 50 companies that offer, in his opinion, the greatest upside potential on a rolling 12-month view. The portfolio manager uses an entirely bottom-up approach, with no active allocation among countries, regions or industries.

The portfolio manager’s process begins with a broad universe of equity securities of issuers located in the countries that make up the MSCI EAFE(R) Index. The universe includes all securities in the Index and a large number of securities not included in the Index but whose issuers are located in the countries that make up the Index.

Teams of analysts worldwide screen the companies in the universe to identify those with high and sustainable return on capital and long-term prospects for growth. The portfolio manager focuses on companies with real cash flow on investment rather than published earnings. The research teams rely on information gleaned from a variety of sources and perspectives, including broad trends such as lifestyle and technological changes, industry cycles and regulatory changes, quantitative screening and individual company analysis.

Based on this fundamental research, the portfolio manager sets a target price objective (the portfolio manager’s opinion of the intrinsic value of the security) for each security and rank the securities based on these target price objectives. The portfolio manager applies a strict buy and sell strategy. The top 35 to 50 stocks in the ranking are purchased for the portfolio. Stocks are sold when they meet their target price objectives or when the portfolio manager revises price objectives downward. In implementing this strategy, the portfolio may experience a high portfolio turnover rate.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may also invest up to 20% of its assets in cash equivalents, US investment grade fixed income securities and US stocks and other equities. The portfolio may invest a portion of its assets in companies located in countries with emerging markets. These countries are generally located in Latin America, the Middle East, Eastern Europe, Asia and Africa. Typically, the portfolio will not hold more than 15% of its net assets in emerging markets.

57

Although not one of its principal investment strategies, the portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio manager may use these and other types of derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

58

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Futures and Options. Although not one of its principal investment strategies, the portfolio may invest in futures and options, which are types of derivatives. Risks associated with derivatives include:

•	the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

•	derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

•	the risk that the portfolio cannot sell the derivative because of an illiquid secondary market; and

•	futures contracts and options on futures contracts used for non-hedging purposes involve greater risks than stock investments.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

This portfolio may appeal to investors who are seeking high capital appreciation and are willing to accept the risks of investing in the stocks of foreign companies.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

59

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

16.20	9.19	9.74	45.35	-20.68	-24.62	-13.82	29.42	17.84	14.00
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 30.95%, Q4 1999	Worst Quarter: -17.38%, Q3 1998

2006 Total Return as of March 31: 11.37%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	14.00	2.46	6.13
Index 1	16.41	6.40	6.38
Index 2	13.54	4.55	5.84

Index 1:	The MSCI EAFE + EMF Index (Morgan Stanley Capital International Europe, Australasia, Far East and Emerging Markets Free Index) is an unmanaged index generally accepted as a benchmark for performance of major overseas markets, plus emerging markets.
Index 2:	The MSCI EAFE Index (Morgan Stanley Capital International Europe, Australasia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.26

Total Annual Operating Expenses	1.26

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$128	$400	$692	$1,523

60

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Matthias Knerr, CFA

Director, Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 and the portfolio in 2004.

•	Portfolio manager for EAFE Equities and Global Equities.

•	BS, Pennsylvania State University.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio’s current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS International Select Equity VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.88	$10.15	$7.94	$8.98

Income (loss) from investment operations:
Net investment income (loss)^b	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.47	1.67	2.24	(1.06)

Total from investment operations	1.62	1.80	2.30	(1.04)

Less distributions from:
Net investment income	(.29)	(.07)	(.09)	—

Net asset value, end of period	$13.21	$11.88	$10.15	$7.94

Total Return (%)	14.00	17.84	29.42	(11.58	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	47	18	.4
Ratio of expenses (%)	1.26	1.28	1.33	1.11	*
Ratio of net investment income (%)	1.20	1.19	.78	.54	*
Portfolio turnover rate (%)	93	88	139	190

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

61

DWS Janus Growth & Income VIP

(formerly SVS Janus Growth And Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth and current income.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio’s assets may be in cash or similar investments.

The portfolio normally emphasizes investments in equity securities. It may invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities have the potential to appreciate in value. The portfolio manager generally seeks to identify equity securities of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager’s analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

62

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	debt securities may be subject to interest rate risk and credit risk;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

63

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-9.40	-12.50	-20.34	23.94	11.09	11.71
2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 12.36%, Q4 2004	Worst Quarter: -15.90%, Q3 2002

2006 Total Return as of March 31: 5.52%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	11.71	1.40	1.79
Index	5.26	-3.58	-4.52

Index:	The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Total returns would have been lower if operating expenses hadn’t been reduced.

*	Since 10/29/99. Index comparison begins 10/31/99.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

64

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.26

Total Annual Operating Expenses(2)	1.26

(1)	Restated to reflect a new management fee schedule effective May 2, 2005.
(2)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Janus Growth & Income VIP to 1.253%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$128	$400	$692	$1,523

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Minyoung Sohn. He joined Janus in 1998 as a research analyst. Mr. Sohn joined the portfolio in 2004 and holds a Bachelor’s degree in Government and Economics from Dartmouth College. Mr. Sohn has earned the right to use the Chartered Financial Analyst designation.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

65

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth & Income VIP — Class B

Years Ended December 31,	2005		2004	2003		2002^a***
	(Restated)
Selected Per Share Data
Net asset value, beginning of period	$9.82		$8.84	$7.17		$7.96

Income (loss) from investment operations:
Net investment income (loss)^b	.01		(.01)	.00	^c	.02
Net realized and unrealized gain (loss) on investment transactions	1.14		.99	1.71		(.81)

Total from investment operations	1.15		.98	1.71		(.79)

Less distributions from:
Net investment income	—		—	(.04)		—

Net asset value, end of period	$10.97		$9.82	$8.84		$7.17

Total Return (%)	11.71	^d	11.09	23.94		(9.92	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		27	15		.4
Ratio of expenses before expense reductions (%)	1.32		1.44	1.47		1.29	*
Ratio of expenses after expense reductions (%)	1.30		1.44	1.47		1.29	*
Ratio of net investment income (loss) (%)	.07		(.04)	(.01)		.48	*
Portfolio turnover rate (%)	32		52	46		57

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Amount is less than $.005 per share.
^d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

66

DWS Janus Growth Opportunities VIP

(formerly SVS Janus Growth Opportunities Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The portfolio applies a “bottom-up” approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio’s assets may be in cash or similar investments.

The portfolio invests primarily in equity securities selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in equity securities if the portfolio manager believes that equity securities will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio’s total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis. Compared to investment-grade bonds, high yield bonds may pay higher yields and typically will have higher volatility and risk of default.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

67

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	growth stocks may be out of favor for certain periods; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

68

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

				-11.64	-23.88	-30.85	26.47	12.21	7.12
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 14.82%, Q4 2001	Worst Quarter: -25.51%, Q3 2001

2006 Total Return as of March 31: 1.69%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	7.12	-4.40	-3.14
Index	5.26	-3.58	-4.52

Index:	The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.

Total returns for 1999 and 2000 would have been lower if operating expenses hadn’t been reduced.

*	Since 10/29/99. Index comparison begins 10/31/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

69

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.25

Total Annual Operating Expenses	1.25

(1)	Restated to reflect a new management fee schedule effective May 2, 2005.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$127	$397	$686	$1,511

The Portfolio Manager

The portfolio’s subadvisor is Janus Capital Management LLC (“Janus”). The portfolio manager is Marc Pinto. Mr. Pinto joined Janus in 1994 and has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

70

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Janus Growth Opportunities VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$7.72	$6.88	$5.44	$5.87

Income (loss) from investment operations:
Net investment income (loss)^b	(.02)	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.57	.85	1.48	(.42)

Total from investment operations	.55	.84	1.44	(.43)

Net asset value, end of period	$8.27	$7.72	$6.88	$5.44

Total Return (%)	7.12	12.21	26.47	(7.33	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	6	.2
Ratio of expenses (%)	1.31	1.45	1.46	1.29	*
Ratio of net investment income (%)	(.29)	(.08)	(.56)	(.49	)*
Portfolio turnover rate (%)	46	58	50	48

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

71

DWS Large Cap Value VIP

(formerly Scudder Large Cap Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of March 31, 2006, the Russell 1000 Value Index had a median market capitalization of $5.12 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically but are temporarily out of favor. The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the portfolio can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company’s stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of the sectors and industries represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting the portfolio’s emphasis on a given industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio may invest up to 20% of total assets in foreign securities. The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of smaller or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

72

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

73

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

30.06	18.96	-10.44	15.84	1.61	-15.18	32.19	9.65	1.58
1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 18.75%, Q2 2003	Worst Quarter: -19.15%, Q3 2002

2006 Total Return as of March 31: 4.26%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	1.58	4.88	9.41
Index	7.05	5.28	10.67

Index:	The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
*	Since 5/1/96. Index comparison begins 4/30/96.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.21

Total Annual Operating Expenses	1.21

74

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$123	$384	$665	$1,466

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Thomas F. Sassi

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1996 and the portfolio in 1997.

•	Over 33 years of investment industry experience.

•	BBA, MBA, Hofstra University.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

•	Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus

•	Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

•	Joined the portfolio in 2004.

•	BA, Moravian College.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

75

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Large Cap Value VIP — Class B

Years Ended December 31,	2005		2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$15.77		$14.55	$11.23	$12.77

Income (loss) from investment operations:
Net investment income (loss)^b	.19		.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	.05		1.17	3.35	(1.69)

Total from investment operations	.24		1.39	3.53	(1.54)

Less distributions from:
Net investment income	(.22)		(.17)	(.21)	—

Net asset value, end of period	$15.79		$15.77	$14.55	$11.23

Total Return (%)	1.58	^c	9.65	32.19	(12.06	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		40	18	.5
Ratio of expenses before expense reductions (%)	1.21		1.18	1.19	1.04	*
Ratio of expenses after expense reductions (%)	1.20		1.18	1.19	1.04	*
Ratio of net investment income (loss) %)	1.24		1.46	1.55	2.74	*
Portfolio turnover rate (%)	64		40	58	84	**

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

76

DWS Legg Mason Aggressive Growth VIP

(formerly SVS Salomon Aggressive Growth Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks capital appreciation.

The portfolio seeks to achieve its objective by investing primarily in common stocks of companies that the subadvisor believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies in the S&P 500 Index. The portfolio invests in large, well-known companies that offer prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the assets may be invested in the securities of such companies.

The subadvisor emphasizes individual security selection while diversifying the portfolio’s investments across industries, which may help to reduce risk. The subadvisor focuses primarily, but not exclusively, on emerging growth companies that have passed their “start up” phase and show positive earnings and the prospect of achieving significant profit gains beginning two to three years after the portfolio acquires their stock. When evaluating an individual stock, the subadvisor considers whether the company may benefit from:

•	New technologies, products or services;

•	New cost-reducing measures;

•	Changes in management;

•	Favorable changes in government regulations.

While the portfolio generally invests in larger companies, it sometimes invests in the securities of small- and mid-size companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies and the price of portfolio shares tends to fluctuate more than it would if the portfolio invested in the securities of larger companies.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

While the portfolio invests mainly in US securities, it could invest up to 25% of total assets in foreign securities. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

77

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. To the extent the portfolio invests in small and mid-size company stocks, such stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

78

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-31.12	35.26	11.45	13.22
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 16.11%, Q2 2003	Worst Quarter: -20.50%, Q2 2002

2006 Total Return as of March 31: 4.62%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfo1io — Class B	13.22	0.69
Index 1	5.17	-1.06
Index 2	12.10	4.45

Index	1: The Russell 3000 Growth Index is a capitalization-weighted index containing the growth stocks in the Russell 3000 Index.**
Index	2: The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of midcap companies with higher price-to-book ratios and higher forecasted growth values.
*	Since 5/1/01. Index comparisons begin 4/30/01.
**	On August 1, 2005, the Russell 3000 Growth Index replaced the Russell Mid Cap Growth Index as the portfolio’s benchmark index because the Advisor believes it is more appropriate to measure the portfolio’s performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio’s investment goal and strategy.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

79

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.80%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.68

Total Annual Operating Expenses(2)	1.73

(1)	Management fees have been restated to reflect the new fee schedule effective August 1, 2005.
(2)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Salomon Aggressive Growth VIP to 1.308%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$176	$545	$939	$2,041

The Portfolio Manager

The portfolio’s subadvisor is Salomon Brothers Asset Management Inc. (“SBAM”). Richard Freeman is the portfolio manager and is responsible for the day-to-day management of the portfolio. Mr. Freeman has more than 28 years of investment industry experience, 20 years of which have been with SBAM or its affiliates.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

80

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

Prior to August 1, 2005, the portfolio was named SVS INVESCO Dynamic Growth Portfolio, was managed by a different subadvisor, and operated with a different goal and strategy. Performance would have been different if the current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Legg Mason Aggressive Growth VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.15		$8.21		$6.07		$6.51

Income (loss) from investment operations:
Net investment income (loss)^b	(.09)		(.09)		(.09)		(.03)
Net realized and unrealized gain (loss) on investment transactions	1.30		1.03		2.23		(.41)

Total from investment operations	1.21		.94		2.14		(.44)

Net asset value, end of period	$10.36		$9.15		$8.21		$6.07

Total Return (%)	13.22	^c	11.45	^c	35.26	^c	(6.76	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8		7		5		.1
Ratio of expenses before expense reductions (%)	1.84		1.88		1.85		1.40	*
Ratio of expenses after expense reductions (%)	1.55		1.70		1.69		1.40	*
Ratio of net investment income (loss) (%)	(.89)		(1.11)		(1.24)		(.82	)*
Portfolio turnover rate (%)	166		133		115		79

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

81

DWS Mercury Large Cap Core VIP

(formerly Scudder Mercury Large Cap Core Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is long-term capital growth. The portfolio seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large-cap companies located in the US.

Under normal circumstances, the portfolio seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-cap companies the portfolio managers select from among those that are, at the time of purchase, included in the Russell 1000(R) Index (as of March 31, 2006, the Russell 1000(R) Index had a median market capitalization of $5.32 billion). The portfolio managers use a multi-factor quantitative model to look for companies within the Russell 1000(R) Index that, in their opinion, are consistent with the investment objective of the portfolio.

The portfolio will seek to outperform its benchmark by using a blended investment strategy that emphasizes a mix of both growth and value stocks and will seek to outperform the Russell 1000(R) Index.

In selecting securities for the portfolio, the managers use a proprietary quantitative model. The model employs three filters in its initial screens: earnings momentum, earnings surprise and valuation. The managers look for strong relative earnings growth, preferring internal growth and unit growth to growth resulting from a company’s pricing structure. A company’s stock price relative to its earnings and book value is also examined — if the managers believe that a company is overvalued, it will not be considered as an investment. After the initial screening is done, the managers rely on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies the managers believe have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in the Russell 1000(R) Index, and because the portfolio’s investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an “index” fund. In seeking to outperform its benchmark, however, the managers review potential investments using certain criteria that are based on the securities in the Russell 1000(R) Index. These criteria currently include the following:

•	relative price to earnings and price to book ratios

•	stability and quality of earnings

•	earnings momentum and growth

•	weighted median market capitalization of the portfolio

•	allocation among the economic sectors of the portfolio as compared to the Index

•	weighted individual stocks within the Index

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests primarily in large-cap companies located in the US, it may invest a portion of its assets in foreign companies. The portfolio could invest up to 10% of its total assets in the securities of foreign issuers, including issuers whose shares are represented by American Depositary Receipts (“ADRs”).

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

82

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. While engaged in a temporary defensive position, the portfolio’s ability to pursue its investment objective may be adversely affected. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt portfolio performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When large company stock prices fall, you should expect the value of your investment to fall as well. At times, large company stocks may not perform as well as stocks of small- or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

83

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

12.93
2005

For the period included in the bar chart:

Best Quarter: 5.58%, Q3 2005	Worst Quarter: 1.45%, Q1 2005

2006 Total Return as of March 31: 7.30%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	12.93	15.30
Index	6.27	9.30

Index:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest capitalized US companies whose common stocks are traded in the United States.
*	Since 11/15/04. Index comparison begins 11/30/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

84

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.90%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	5.86

Total Annual Operating Expenses(1)	7.01

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Mercury Large Cap Core VIP to 1.20%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$694	$2,040	$3,333	$6,344

The Portfolio Managers

The portfolio’s subadvisor is Fund Asset Management, L.P., doing business as Mercury Advisors. The portfolio is managed by a team of investment professionals who each participate in the team’s research process and stock selection. The senior investment professional and lead portfolio manager of this group is Robert C. Doll, Jr., CFA, CPA. Mr. Doll is responsible for the setting and implementation of the portfolio’s investment strategy and for its day-to-day management. He joined the subadvisor in 1999 and the portfolio in 2004, and has over 23 years of investment industry experience. Mr. Doll was formerly the Chief Investment Officer of Oppenheimer Funds, Inc. where he also served as a portfolio manager. Mr. Doll’s team also includes Tasos Bouloutas (over 10 years of investment industry experience), Dan Hansen (over 10 years of investment industry experience), Brenda Sklar (over nine years of investment industry experience) and Gregory Brunk (over 13 years of investment industry experience), each of whom joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

85

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mercury Large Cap Core VIP — Class B

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.39	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38

Total from investment operations	1.35	.39

Less distributions from:
Net investment income	(.02)	—

Net realized gain on investment transactions	(.07)	—

Total distributions	(.09)	—

Net asset value, end of period	$11.65	$10.39

Total Return (%)^c	12.93	3.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	7.01	22.55	*
Ratio of expenses after expense reductions (%)	1.20	1.11	*
Ratio of net investment income (%)	(.12)	.80	*
Portfolio turnover rate (%)	78	104	*

^a	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

86

DWS MFS Strategic Value VIP

(formerly SVS MFS Strategic Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio’s investment objective is to provide capital appreciation. The portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies which the manager believes are undervalued in the market relative to their long term potential. The equity securities of these companies may be undervalued because they are temporarily out of favor in the market due to:

•	decline in the market

•	poor economic conditions

•	developments that have affected or may affect the issuer of the securities or the issuer’s industry; or

•	the market has overlooked them

Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The portfolio’s investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

The portfolio also invests in other types of securities, such as fixed income securities, including lower rated securities commonly referred to as junk bonds, and warrants, when relative values make such purchases attractive.

The manager uses a bottom-up, as opposed to a top-down, investment style in managing the portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management’s abilities) performed by the manager and the subadvisor’s large group of equity research analysts.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

The portfolio may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies. The portfolio has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

87

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When stock prices fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Value Investing Risk. As with any investment strategy, the “value” strategy used in managing the portfolio will, at times, perform better than or worse than other investment styles and the overall market. If the advisor overestimates the value or return potential of one or more common stocks, the portfolio may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters;

•	a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds;

•	some bonds could be paid off earlier than expected, which could hurt the portfolio’s performance; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

88

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

							26.35	17.40	-0.60
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 19.76%, Q2 2003	Worst Quarter: -5.55%, Q1 2003

2006 Total Return as of March 31: 4.75%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	-0.60	8.70
Index	7.05	10.95

Index:	The Russell 1000 Value Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
*	Since 7/1/02. Index comparison begins 6/30/02.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

89

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.45

Total Annual Operating Expenses(1)	1.65

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS MFS Strategic Value VIP to 1.26%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$168	$520	$897	$1,955

The Portfolio Managers

The portfolio’s subadvisor is Massachusetts Financial Services Company (“MFS”). The portfolio is managed by a team that participates equally in the research process, strategy discussions, portfolio construction, final buy and sell decisions, and risk management for the portfolio. The portfolio management team is comprised of Kenneth J. Enright and Alan T. Langsner. Mr. Enright is a Senior Vice President of MFS and a Chartered Financial Analyst, has been employed in the investment management area of the subadvisor since 1986 and joined the portfolio in 2002. Mr. Langsner is a Vice President of MFS. He joined MFS in 1999 as an Equity Research Analyst following newspapers, networking, telecom equipment, specialty pharmaceuticals, electric equipment, software, and small and mid-cap biotechnology. Mr. Langsner joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

90

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS MFS Strategic Value VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$11.98	$10.22	$8.11	$8.93

Income (loss) from investment operations:
Net investment income (loss)^b	.04	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.11	(.86)

Total from investment operations	(.08)	1.78	2.13	(.82)

Less distributions from:
Net investment income	(.07)	(.01)	(.02)	—
Net realized gain on investment transactions	(.99)	(.01)	—	—
Tax return of capital	(.10)	—	—	—

Total distributions	(1.16)	(.02)	(.02)	—

Net asset value, end of period	$10.74	$11.98	$10.22	$8.11

Total Return (%)^c	(.60)	17.40	26.35	(9.18	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	13	.3
Ratio of expenses before expense reductions (%)	1.65	1.79	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.45	1.52	1.54	1.40	*
Ratio of net investment income (loss) (%)	.33	.67	.28	.87	*
Portfolio turnover rate (%)	59	54	40	7

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

91

DWS Mid Cap Growth VIP

(formerly Scudder Mid Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in companies with market capitalizations within the market capitalization range of the Russell Midcap Growth Index (as of March 31, 2006, The Russell Midcap Growth Index had a median market capitalization of $4.46 billion) or securities with equity characteristics that provide exposure to those companies. It may also invest in convertible securities when the manager believes it is more advantageous than investing in a company’s common stock. The manager believes these companies contain the greatest concentration of businesses with significant growth prospects.

The portfolio invests primarily in equity securities of medium-sized growth-oriented companies. The manager uses an active process which combines financial analysis with company visits to evaluate management and strategies.

Company research lies at the heart of the investment process. The manager uses a “bottom-up” approach to picking securities. This approach focuses on individual stock selection rather than industry selection.

•	The manager focuses on undervalued stocks with fast-growing earnings and superior near-to-intermediate term performance potential.

•	The manager emphasizes individual selection of medium-sized stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

•	The manager generally seeks companies with leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

The portfolio follows a disciplined selling process in order to lessen risk. A security may be sold if one or more of the following conditions are met:

•	the stock price reaches the portfolio manager’s expectations;

•	there is a material change in the company’s fundamentals;

•	the manager believes other investments offer better opportunities; or

•	the market capitalization of a stock distorts the weighted average market capitalization of the portfolio.

The portfolio may also invest up to 20% of its assets in stocks and other securities of companies based outside the US. The portfolio may lend its investment securities up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees of Scudder Variable Series II could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the portfolio may use futures, options and covered call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

The portfolio may use hedging transactions to attempt to reduce specific risks. For example, to protect the portfolio against circumstances that would normally cause the portfolio’s securities to decline in value, the portfolio may buy or sell a derivative contract that would normally increase in value under the same circumstances. The portfolio’s ability to hedge may be limited by the costs of the derivatives contracts. The portfolio may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of the portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms.

92

The portfolio’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible securities.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market investments or other short-term bonds that offer comparable safety. In addition, as a temporary defensive position, the portfolio may invest up to 100% of assets in the common stock of larger companies or in fixed-income securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio may not achieve its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, the most important factor with this portfolio is how stock markets perform — in this case, the medium-sized capitalization portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get an attractive price for them.

Security Selection Risk. A risk that pervades all investing is the risk that the securities the managers have selected will not perform to expectations. The managers could be incorrect in their analysis of companies, sectors, economic trends or other matters.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations — down as well as up — than stocks of larger companies. A shortage of reliable information — the same information gap that creates opportunity — can pose added risk. Industrywide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company’s shares.

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the prices of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

93

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

This portfolio is designed for investors with long-term goals who can tolerate capital fluctuation in pursuit of long-term capital growth.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

Prior to October 28, 2005, the portfolio was named Scudder Aggressive Growth Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies had been in effect.

The bar chart shows how the returns for the portfolio’s Class B shares have varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class A shares compare with three broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-5.20	-21.96	-30.76	33.43	3.61	14.65
2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 23.35%, Q4 2001	Worst Quarter: -25.99%, Q3 2001

2006 Total Return as of March 31: 11.53%

94

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	14.65	-3.05	1.90
Index 1	12.10	1.38	4.28
Index 2	5.17	-3.15	-2.75
Index	4.91	0.54	0.54

Index 1:	The Russell Mid Cap Growth Index is an unmanaged index composed of common stocks of mid cap companies with higher price-to-book ratios and higher forecasted growth values.**
Index 2:	The Russell 3000 Growth Index is an unmanaged capitalization-weighted index containing the growth stocks in the Russell 3000 Index.
Index 3:	The Standard & Poor’s (S&P) 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
*	Since 5/1/99. Index comparisons begin 4/30/99.
**	On October 28, 2005, the Russell Mid Cap Growth Index replaced the Russell 3000 Growth Index and the S&P 500 Index as the portfolio’s benchmark index because the advisor believes it is more appropriate to measure the portfolio’s performance against the Russell Mid Cap Growth Index as it more accurately reflects the portfolio’s investment strategy.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.40

Total Annual Operating Expenses(1)	1.40

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Mid Cap Growth VIP to 1.308%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$143	$443	$766	$1,680

95

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management and the portfolio in 2004.

•	Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

•	Over 20 years of investment industry experience.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Mid Cap Growth VIP — Class B

Years Ended December 31,	2005		2004		2003		2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.76		$9.42		$7.06		$7.43

Income (loss) from investment operations:
Net investment income (loss)^b	(.09)		(.05)		(.09)		(.02)
Net realized and unrealized gain (loss) on investment transactions	1.52		.39		2.45		(.35)

Total from investment operations	1.43		.34		2.36		(.37)

Net asset value, end of period	$11.19		$9.76		$9.42		$7.06

Total Return (%)	14.65	^c	3.61	^c	33.43	^c	(4.98	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		6		4		.1
Ratio of expenses before expense reductions (%)	1.40		1.41		1.37		1.06	*
Ratio of expenses after expense reductions (%)	1.32		1.34		1.34		1.06	*
Ratio of net investment income (%)	(.82)		(.50)		(.96)		(.47	)*
Portfolio turnover rate (%)	104		103		91		71

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

96

DWS Money Market VIP

(formerly Scudder Money Market Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The portfolio pursues its goal by investing exclusively in high quality short-term securities, as well as certain repurchase agreements that are backed by high-quality securities.

While the portfolio’s advisor gives priority to earning income and maintaining the value of the portfolio’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The portfolio seeks to achieve its goal of current income by investing in high quality money market securities and maintaining a dollar-weighted average maturity of 90 days or less. The portfolio follows two policies designed to maintain a stable share price:

•	Portfolio securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The portfolio may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The portfolio buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of similar quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, or are determined to be of similar quality by the advisor.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Principal investments

The portfolio primarily invests in the following types of investments:

The portfolio may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.

These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market portfolio may be specifically structured so that they are eligible investments for money market portfolios. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The portfolio may buy securities from many types of issuers, including the US Government, corporations and municipalities. The portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks. For purposes of this 25% investment policy, domestic banks include US banks and certain US branches of foreign banks.

97

The portfolio may invest up to 10% of its total assets in other money market portfolios in accordance with applicable regulations.

Working in conjunction with a credit team, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the portfolio’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Portfolio

There are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise. To minimize such price fluctuations, the portfolio limits the dollar-weighted average maturity of the securities held by the portfolio to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the portfolio only buys high quality securities with minimal credit risk. Also, the portfolio only buys securities with remaining maturities of 397 days (approximately 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Securities that rely on third party guarantors to raise their credit quality could fall in price or go into default if the financial condition of the guarantor deteriorates.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the portfolio invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the portfolio invests will not perform as expected. This could cause the portfolio’s returns to lag behind those of similar money market portfolios.

Repurchase Agreement Risk. A repurchase agreement exposes the portfolio to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the portfolio can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The portfolio seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The portfolio also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the portfolio may invest more than 25% of its net assets in government securities and instruments issued by domestic banks, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the portfolio may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

98

An investment in the portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the portfolio.

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class B shares. The performance of the portfolio varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

4.76	4.98	4.88	4.58	5.84	3.49	1.20	0.42	0.52	2.42
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 1.50%, Q3 2000	Worst Quarter: 0.04%, Q3 2003

2006 Total Return as of March 31: 0.90%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	2.42	1.60	3.29

7-day yield as of December 31, 2005: 3.38%

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.46%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.18

Total Annual Operating Expenses	0.89

99

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$91	$284	$493	$1,096

The Portfolio Managers

A group of investment professionals is responsible for the day-to-day management of the portfolio. These investment professionals have a broad range of experience managing money market portfolios.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Money Market VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.024	.005	.004	.007

Total from investment operations	.024	.005	.004	.007

Less distributions from:
Net investment income	(.024)	(.005)	(.004)	(.007)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000

Total Return (%)	2.42	.52	.42	.67	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	53	66	3
Ratio of expenses before expense reductions (%)	.89	.91	.93	.79	*
Ratio of expenses after expense reductions (%)	.89	.91	.92	.64	*
Ratio of net investment income (%)	2.40	.50	.35	1.11	*

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
*	Annualized
**	Not annualized

100

DWS Oak Strategic Equity VIP

(formerly SVS Oak Strategic Equity Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks long-term capital growth.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities. The portfolio invests primarily in common stocks of established US companies with large market capitalizations (in excess of $5 billion). In selecting investments, the portfolio manager chooses stocks of companies which he believes have above-average growth potential at attractive prices. The portfolio manager’s investment process begins with a top-down analysis of industry sectors that he believes have the best potential for long-term growth based on an overall analysis of the economy and interest rate trends. The portfolio manager then focuses on the key performers in those areas based on a highly qualitative, subjective analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management. The portfolio manager buys and holds companies for the long-term and seeks to keep portfolio turnover to a minimum.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the large company portion of the US stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Large company stocks at times may not perform as well as stocks of smaller or mid-sized companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

101

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign securities tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

102

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-39.82	49.13	0.88	-4.50
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 19.91%, Q2 2003	Worst Quarter: -27.73%, Q2 2002

2006 Total Return as of March 31: 0.91%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	-4.50	-8.64
Index	5.26	-1.43

Index:	The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.35

Total Annual Operating Expenses(2)	1.35

(1)	Management fees have been restated to reflect the new fee schedule effective October 1, 2005.
(2)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Oak Strategic Equity VIP to 1.301%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

103

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$139	$428	$739	$1,624

The Portfolio Manager

The portfolio’s subadvisor is Oak Associates, Ltd. The portfolio manager is James D. Oelschlager. Mr. Oelschlager began his investment career in 1970 and founded Oak Associates, Ltd. in 1985. Mr. Oelschlager has managed the portfolio since its inception.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Oak Strategic Equity VIP — Class B

Years Ended December 31,	2005		2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$6.89		$6.83	$4.58	$5.04
Income (loss) from investment operations:
Net investment income (loss)^b	(.04)		(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.27)		.08	2.31	(.44)

Total from investment operations	(.31)		.06	2.25	(.46)

Net asset value, end of period	$6.58		$6.89	$6.83	$4.58

Total Return (%)	(4.50	)^c	.88	49.13	(9.13	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		22	10	.4
Ratio of expenses before expense reductions (%)	1.50		1.49	1.52	1.21	*
Ratio of expenses after expense reductions (%)	1.46		1.49	1.52	1.21	*
Ratio of net investment income (%)	(.71)		(.20)	(.87)	(.68	)*
Portfolio turnover rate (%)	19		39	6	16

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

104

DWS Small Cap Growth VIP

(formerly Scudder Small Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks maximum appreciation of investors’ capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index (as of March 31, 2006, the Russell 2000 Growth Index had a median market capitalization of $667 million). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index.

Using quantitative and qualitative screens, and extensive fundamental and field research, the manager looks for companies with strong valuations, exceptional management teams, strong current or potential competitive positioning in their respective industries, clean balance sheets, and attractive earnings growth, among other factors. The manager seeks to maintain a diversified portfolio of small cap growth equity holdings, generally investing across most sectors of the economy including the traditional growth-oriented sectors of information technology, health care and consumer products.

The manager generally looks for companies that he believes have potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

The manager may favor different types of securities from different industries and companies at different times.

The manager will normally sell a stock when he believes its price has achieved and is unlikely to rise past the price target the team initially set at time of purchase and is unlikely to continue to rise, the stock’s fundamental investment thesis no longer holds, the manager discovers a better opportunity within the same sector or if the stock’s market capitalization begins to distort the weighted-average market capitalization of the overall portfolio.

Also, as companies in the portfolio exceed the market value of those in the Russell 2000 Growth Index, the portfolio may continue to hold their stock, but generally will not add to these holdings.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

While the portfolio invests mainly in US stocks, it could invest up to 25% of total assets in foreign securities.

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the manager believes they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio manager may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

105

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case the small company portion of the US stock market. When small company stock prices fall, you should expect the value of your investment to fall as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Growth Investing Risk. Since growth companies usually reinvest a large portion of earnings in their own businesses, growth stocks may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

Small Company Risk. To the extent that the portfolio invests in small capitalization companies, it will be more susceptible to share price fluctuations, since small company stocks tend to experience steeper fluctuations in price than the stocks of larger companies. A shortage of reliable information, typical with small company investing, can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company’s financial resources. In addition, small company stocks are typically less liquid than large company stocks. Particularly when they are performing poorly, a small company’s shares may be more difficult to sell. Finally, the valuation of such securities often depends on future expectations.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

106

Other factors that could affect performance include:

•	the manager could be incorrect in his analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	foreign stocks tend to be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Investors who are looking to add the growth potential of small and mid-size companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

27.72	33.87	18.07	34.23	-10.93	-28.98	-33.64	32.51	10.54	6.73
1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 30.88%, Q4 1999	Worst Quarter: -31.76%, Q3 2001

2006 Total Return as of March 31: 11.64%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	10 Years
Portfolio — Class B	6.73	-5.93	5.93
Index	4.15	2.28	4.69

Index: The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

107

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.22

Total Annual Operating Expenses	1.12

Expense Waiver/Reimbursement	0.03
Net Annual Operating Expenses(2)	1.09

(1)	Management fees have been restated to reflect the new management fee schedule effective May 2, 2005.
(2)	Through April 30, 2008, the advisor, the underwriter and the accounting agent have agreed to waive all or a portion of their respective fees and/or reimburse or pay operating expenses to the extent necessary to maintain the portfolio’s total operating expenses at 1.09% for Class B shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in the “1 Year” and two years of capped expenses in each of the “3 Years,” “5 Years” and “10 Years” periods), this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$111	$353	$614	$1,361

The Portfolio Manager

The following person handles the day-to-day management of the portfolio:

Robert S. Janis

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolios.

•	Joined Deutsche Asset Management and the portfolios in 2004.

•	Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

•	Over 20 years of investment industry experience.

•	BA, MBA, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

108

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Small Cap Growth VIP — Class B

Years Ended December 31,	2005		2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$12.48		$11.29	$8.52	$9.39
Income (loss) from investment operations:
Net investment income (loss)^b	(.11)		(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95		1.29	2.86	(.85)

Total from investment operations	.84		1.19	2.77	(.87)

Net asset value, end of period	$13.32		$12.48	$11.29	$8.52

Total Return (%)	6.73	^d	10.54	32.51	(9.27	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39		28	15	.5
Ratio of expenses before expense reductions (%)	1.12		1.10	1.08	.96	*
Ratio of expenses after expense reductions (%)	1.09		1.09	1.08	.96	*
Ratio of net investment income (loss) (%)	(.84)		(.85)	(.80)	(.39	)*
Portfolio turnover rate (%)	94		117	123	68

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio’s investment restrictions. This gain had no effect on the total return.
*	Annualized
**	Not annualized

109

DWS Strategic Income VIP

(formerly Scudder Strategic Income Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks a high current return. The portfolio invests mainly in bonds issued by US and foreign corporations and governments. The credit quality of the portfolio’s investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth highest credit rating category (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal. The portfolio may invest up to 50% of total assets in foreign bonds. The portfolio may also invest in emerging markets securities and dividend-paying common stocks.

In deciding which types of securities to buy and sell, the portfolio managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to changes in supply and demand within the bond market. In choosing individual bonds, the managers consider how they are structured and use independent analysis of issuers’ creditworthiness.

The managers may shift the proportions of the portfolio’s holdings, favoring different types of securities at different times, while still maintaining variety in terms of the companies and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rates) of the portfolio, depending on their outlook for interest rates.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval.

Other Investments

Part of the portfolio’s current investment strategy involves the use of various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures, currency options and forward currency transactions. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of the portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by the portfolio may prepay principal earlier than scheduled, forcing the portfolio to reinvest in lower yielding securities. This prepayment may reduce the portfolio’s income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the portfolio’s duration and reducing the value of such a security.

110

Credit Risk. A portfolio purchasing bonds faces the risk that the creditworthiness of the issuer may decline, causing the value of its bonds to decline. In addition, an issuer may be unable or unwilling to make timely payments on the interest and principal on the bonds it has issued. Because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Because this portfolio may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

Market Risk. Deteriorating market conditions might cause a general weakness in the market that reduces the overall level of securities prices in that market. Developments in a particular class of bonds or the stock market could also adversely affect the portfolio by reducing the relative attractiveness of bonds as an investment. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

111

Pricing Risk. At times, market conditions might make it hard to value some investments. As a result, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates the price of its securities, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

This portfolio is designed for investors who are interested in a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2000, the portfolio was named Kemper Global Income Portfolio and operated with a different goal and investment strategy. Performance would have been different if the portfolio’s current policies were in effect.

The inception date for Class B was May 1, 2003. In the bar chart and table, the performance figures for Class B before this date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with four broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

112

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

10.54	-6.22	2.16	4.81	10.86	7.40	8.27	1.92
1998	1999	2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 6.24%, Q3 1998	Worst Quarter: -3.43%, Q2 1999

2006 Total Return as of March 31: 1.15%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	1.92	6.61	4.76
Index 1	-6.88	6.92	5.97
Index 2	11.86	12.79	11.05
Index 3	2.83	8.76	6.32
Index 4	2.84	8.74	7.58

Index 1:	The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year.
Index 2:	The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.
Index 3:	The Merrill Lynch High Yield Master Cash Pay Only Index is an unmanaged index which tracks the performance of below investment grade US dollar-denominated corporate bonds publicly issued in the US domestic market.
Index 4:	The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.
*	Since 5/1/97. Index comparisons begin 4/30/97.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.65%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.35
Total Annual Operating Expenses(1)	1.25

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Strategic Income VIP to 1.199%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

113

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$127	$397	$686	$1,511

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of portfolio managers across a range of investment strategies. The lead portfolio manager is responsible for the portfolio’s overall investment strategy as well as the allocation of assets to the portfolio management teams of the underlying investment strategies. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio for their investment strategy, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio, except for the emerging market debt portion of the portfolio:

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 and the portfolio in 2002.

•	Head of High Yield.

•	Previous experience includes five years as an investment analyst at Phoenix Investment Partners and as a credit officer in the asset-based lending group at Fleet Financial Group.

•	BA, University of Vermont.

William Chepolis,

CFA Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

•	Senior Portfolio Manager for Mortgage Backed Securities: New York.

•	Joined the portfolio in 2005.

•	BIS, University of Minnesota.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined the portfolio in 2005.

•	BS, The Wharton School, University of Pennsylvania.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

114

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Strategic Income VIP — Class B

Years Ended December 31,	2005		2004	2003^a
Selected Per Share Data
Net asset value, beginning of period	$12.17		$11.78	$11.44

Income (loss) from investment operations:
Net investment income^b	.61		.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.38)		.40	.17

Total from investment operations	.23		.93	.34

Less distributions from:
Net investment income	(.93)		—	—
Net realized gain on investment transactions	(.03)		(.54)	—

Total distributions	(.96)		(.54)	—

Net asset value, end of period	$11.44		$12.17	$11.78

Total Return (%)	1.92	^c	8.27	2.97	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		21	8
Ratio of expenses before expense reductions (%)	1.25		1.22	1.26	*
Ratio of expenses after expense reductions (%)	1.21		1.22	1.26	*
Ratio of net investment income (%)	5.28		4.61	1.80	*
Portfolio turnover rate (%)	120		210	160

^a	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

115

DWS Technology VIP

(formerly Scudder Technology Growth Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks growth of capital.

Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the technology sector. For purposes of the portfolio’s 80% investment policy, companies in the technology sector must commit at least half of their assets to the technology sector or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are semiconductors, software, telecom equipment, computer/hardware, IT services, the Internet and health technology. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, innovative products and services, sound financial strength and effective management, among other factors.

Growth orientation. The managers generally look for companies that they believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects.

Top-down analysis. The managers consider the economic outlooks for various industries within the technology sector while looking for those that may benefit from changes in the overall business environment.

In addition, the managers use the support of a quantitative analytic group and its tools to attempt to actively manage the forecasted volatility risk of the portfolio as a whole as compared to funds with a similar investment objective, as well as appropriate benchmarks and peer groups. The managers may favor securities from different industries and companies within the technology sector at different times.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given technology industry.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the portfolio may use futures and options, including sales of covered put and call options. The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to help meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

116

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform — in this case, the technology sector of the stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

Non-Diversification Risk. The portfolio is classified as “non-diversified.” This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the portfolio invested in a larger number of issuers.

Concentration Risk. The portfolio concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence will have a significant impact on the portfolio’s performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a function of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

117

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Other factors that could affect performance include:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters; and

•	growth stocks may be out of favor for certain periods.

This portfolio is designed for investors who who can accept above-average risks and are interested in exposure to a sector that offers attractive long-term growth potential.

118

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index and another relevant index (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-21.77	-32.56	-35.72	46.42	1.48	3.27
2000	2001	2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 28.49%, Q4 2001	Worst Quarter: -33.68%, Q3 2001

2006 Total Return as of March 31: 2.06%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	5 Years	Since Inception*
Portfolio — Class B	3.27	-7.86	-1.22
Index 1	5.26	-3.58	-3.14
Index 2	2.03	-7.14	-5.03

Index 1:	The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values.
Index 2:	The Goldman Sachs Technology Index is a modified capitalization-weighted index composed of companies involved in the technology industry.
*	Since 5/1/99. Index comparisons begin 4/30/99.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

119

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.75%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.26

Total Annual Operating Expenses	1.26

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$128	$400	$692	$1,523

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio’s investment strategy. The team is led by a lead portfolio manager who is responsible for developing the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Kelly P. Davis

Vice President of Deutsche Asset Management and Lead Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as an associate analyst in Equities Research with Credit Suisse First Boston, team leader in applications engineering at Advanced Micro Devices, and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.

•	Joined the portfolio in 2005.

•	BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Joined Deutsche Asset Management in 1999 and the portfolio in 2005.

•	Prior to joining the portfolio, portfolio manager for Global Equity: London, global equity analyst for industrials sector, and portfolio analyst for international institutional accounts.

•	BA, University of Alabama, Birmingham.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

120

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Technology VIP — Class B

Years Ended December 31,	2005	2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.80	$6.01	$6.32

Income (loss) from investment operations:
Net investment income (loss)^b	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.36	.12	2.86	(.29)

Total from investment operations	.29	.13	2.79	(.31)

Less distributions from:
Net investment income	(.01)	—	—	—

Net asset value, end of period	$9.21	$8.93	$8.80	$6.01

Total Return (%)	3.27	1.48	46.42	(4.75	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	11	.3
Ratio of expenses before expense reductions (%)	1.26	1.22	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.26	1.21	1.25	1.06	*
Ratio of net investment income (%)	(.76)	.05	(.89)	(.79	)*
Portfolio turnover rate (%)	135	112	66	64

^a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

121

DWS Templeton Foreign Value VIP

(formerly Scudder Templeton Foreign Value Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term capital growth.

Under normal market conditions, the portfolio invests mainly in the equity securities of companies located outside the US, including emerging markets. The portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “foreign securities,” as defined below, which may include emerging markets.

For purposes of the portfolio’s investments, “foreign securities” means those securities issued by companies:

•	whose principal securities trading markets are outside the US; or

•	that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the US; or

•	that have a significant portion of their assets outside the US; or

•	that are linked to non-US dollar currencies; or

•	that are organized under the laws of, or with principal offices in, another country.

The portfolio’s definition of “foreign securities” as used in this prospectus may differ from the definition of the same or similar term as used in other mutual fund prospectuses. As a result, the portfolio may hold foreign securities that other funds may classify differently.

An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. The portfolio also invests in American, European and Global Depositary Receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The portfolio, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

When choosing equity investments for the portfolio, the manager applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Depending upon current market conditions, the portfolio generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

The portfolio may use various derivative strategies seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. The portfolio may invest up to 5% of its total assets in options and swap agreements. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

122

Other Investments

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock funds, the most important factor with this portfolio is how stock markets perform — in this case, foreign markets. When foreign stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments the portfolio makes, and the portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value the portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. The portfolio invests in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

123

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the manager could be incorrect in the analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

9.39
2005

For the period included in the bar chart:

Best Quarter: 8.03%, Q3 2005	Worst Quarter: -2.36%, Q2 2005

2006 Total Return as of March 31: 7.06%

124

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	9.39	13.71
Index	14.47	17.70

Index 1:	The MSCI World ex-US is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.
*	Since 11/15/04. Index comparisons begin 11/30/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.95%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	1.97

Total Annual Operating Expenses(1)	3.17

(1)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Templeton Foreign Value VIP to 1.34%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$320	$977	$1,659	$3,476

The Portfolio Manager

The portfolio’s subadvisor is Templeton Investment Counsel LLC. The following person handles day-to-day management of the portfolio.

Antonio Docal, CFA

Lead Portfolio Manager of the portfolio.

•	Joined the portfolio in 2004.

•	Over 20 years of investment industry experience.

•	At Templeton, as an analyst, focuses on the global chemical industry and the telecommunications equipment sector.

•	MBA, Sloan School of Management at the Massachusetts Institute of Technology.

The portfolio’s Statement of Additional Information provides additional information about the portfolio manager’s investments in the portfolio, a description of his compensation structure and information regarding other accounts he manages.

125

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Templeton Foreign Value VIP — Class B

Class B

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.56	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.14	—
Net realized and unrealized gain (loss) on investment transactions	.85	.56

Total from investment operations	.99	.56

Less distributions from:
Net investment income	(.07)	—
Net realized gain on investment transactions	(.05)	—
Total distributions	(.12)	—

Net asset value, end of period	$11.43	$10.56

Total Return (%)^c	9.39	5.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	3
Ratio of expenses before expense reductions (%)	3.17	7.74	*
Ratio of expenses after expense reductions (%)	1.35	1.34	*
Ratio of net investment income (%)	1.29	.21	*
Portfolio turnover rate (%)	15	—

^a	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

126

DWS Turner Mid Cap Growth VIP

(formerly SVS Turner Mid Cap Growth Portfolio)

The Portfolio’s Main Investment Strategy The portfolio seeks capital appreciation.

The portfolio pursues its objective by investing in common stocks and other equity securities of US companies with medium market capitalizations that the portfolio managers believe have strong earnings growth potential. The portfolio will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of the Russell Midcap Growth Index (as of March 31, 2006, the Russell Midcap Growth Index had a median market capitalization of $4.46 billion). The portfolio intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Portfolio exposure is generally limited to 5% in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

Under normal circumstances, at least 80% of the portfolio’s net assets, plus the amount of any borrowings for investment purposes, will be invested in stocks of mid-cap companies, which are defined for this purpose as companies with market capitalizations at the time of purchase in the range of market capitalizations of those companies included in the Index6    . The portfolio managers generally look for medium market capitalization companies with strong histories of earnings growth that are likely to continue to grow their earnings. A stock becomes a sell candidate if there is deterioration in the company’s earnings growth potential. Moreover, positions will be trimmed to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the Index.

In focusing on companies with strong earnings growth potential, the portfolio managers engage in a relatively high level of trading activity so as to respond to changes in earnings forecasts and economic developments.

Securities Lending. The portfolio may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Although major changes tend to be infrequent, the Board of Trustees could change the portfolio’s investment objective without seeking shareholder approval. However, the Board will provide shareholders with at least 60 days’ notice prior to making any changes to the portfolio’s 80% investment policy.

Other Investments

The portfolio is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices or securities). The portfolio may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This measure could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments.

Stock Market Risk. As with most stock portfolios, an important factor with this portfolio is how stock markets perform. When prices of stocks fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the type of investments the portfolio makes and the portfolio may not be able to get attractive prices for them.

127

Growth Investing Risk. Since growth stocks usually reinvest a large portion of earnings in their own businesses, they may lack the dividends associated with value stocks that might otherwise cushion their decline in a falling market. Earnings disappointments in growth stocks often result in sharp price declines because investors buy these stocks because of their potential for superior earnings growth. Growth stocks may also be out of favor for certain periods in relation to value stocks.

Industry Risk. While the portfolio does not concentrate in any industry, to the extent that the portfolio has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic factors. Additionally, investments in IPOs may magnify the portfolio’s performance if it has a small asset base. The portfolio is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the portfolio will be able to obtain proportionately larger IPO allocations.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements and the risk that the derivatives transaction could expose the portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio has valued its securities too highly, you may end up paying too much for portfolio shares when you buy into the portfolio. If the portfolio underestimates their price, you may not receive the full market value for your portfolio shares when you sell.

Security Selection Risk. A risk that pervades all investing is the risk that the securities held by the portfolio will decline in value.

Another factor that could affect performance is:

•	the managers could be incorrect in their analysis of industries, companies, economic trends, the relative attractiveness of different sizes of stocks, geographical trends or other matters.

128

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how portfolio performance has varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio’s Class B shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

The inception date for Class B was July 1, 2002. In the bar chart and table, the performance figures for Class B before that date are based on the historical performance of the portfolio’s original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class B. Class A is offered in a different prospectus.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

-32.49	48.07	10.63	11.25
2002	2003	2004	2005

For the periods included in the bar chart:

Best Quarter: 19.24%, Q2 2003	Worst Quarter: -19.11%, Q2 2002

2006 Total Return as of March 31: 11.95%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfo1io — Class B	1.25	1.75
Index	12.10	4.45

Index:	The Russell Midcap Growth Index is an unmanaged index composed of common stocks of mid-cap companies with higher price-to-book ratios and higher forecasted growth values.
*	Since 5/1/01. Index comparison begins 4/30/01.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

129

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee(1)	0.80%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.31

Total Annual Operating Expenses(2)	1.36

(1)	Management fees have been restated to reflect the new fee schedule effective October 1, 2005.
(2)	Pursuant to their respective agreements with DWS Variable Series II, the advisor, the underwriter and the accounting agent have agreed, through September 30, 2006, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of Class B shares of DWS Turner Mid Cap Growth VIP to 1.337%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$138	$431	$745	$1,635

The Portfolio Managers

The portfolio’s subadvisor is Turner Investment Partners, Inc. The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. The lead portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The portfolio managers are Christopher K. McHugh (Lead Manager), William C. McVail and Robert E. Turner; each has managed the portfolio since its inception. Mr. McHugh began his investment career in 1986 and joined the subadvisor when it was founded in 1990. Mr. McHugh is a principal at Turner Investment Partners, Inc. Mr. McVail began his investment career in 1988 and joined Turner Investment Partners, Inc. in 1998 after serving as a portfolio manager at BlackRock Equity Advisors. Mr. McVail is also a principal at Turner Investment Partners, Inc. Mr. Turner began his investment career in 1981 and is a principal and the founder, chairman and Chief Investment Officer of Turner Investment Partners, Inc.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

130

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Turner Mid Cap Growth VIP — Class B

Years Ended December 31,	2005		2004	2003	2002^a
Selected Per Share Data
Net asset value, beginning of period	$9.78		$8.84	$5.97	$6.60

Income (loss) from investment operations:
Net investment income (loss)^b	(.09)		(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.19		1.04	2.96	(.61)

Total from investment operations	1.10		.94	2.87	(.63)

Net asset value, end of period	$10.88		$9.78	$8.84	$5.97

Total Return (%)	11.25	^c	10.63	48.07	(9.55	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		23	13	.6
Ratio of expenses before expense reductions (%)	1.51		1.56	1.57	1.38	*
Ratio of expenses after expense reductions (%)	1.48		1.56	1.57	1.38	*
Ratio of net investment income (loss) (%)	(.93)		(1.19)	(1.29)	(.81	)*
Portfolio turnover rate (%)	151		174	155	225

^a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
^b	Based on an average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

131

DWS Conservative Allocation VIP

(formerly Scudder Income & Growth Strategy Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks a balance of current income and long-term growth of capital with an emphasis on current income. It does this by investing in a portfolio of other DWS portfolios (“underlying portfolios”) that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Conservative Allocation VIP, the portfolio’s target allocation is as follows:

•	60% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities (“fixed-income portfolios”).

•	40% in underlying portfolios which invest primarily in equity securities of all capitalization levels (“equity portfolios”).

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

•	45-75% in fixed-income portfolios.

•	25-55% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called “derivatives,” including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio’s exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio’s holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments. The portfolio’s allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio’s risk profile.

132

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio’s performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio’s effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

133

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio’s foreign investments.

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Market Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

134

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

•	the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

•	the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a relatively conservative balanced asset allocation investment.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

4.38
2005

For the period included in the bar chart:

Best Quarter: 2.28%, Q2 2005	Worst Quarter: -1.08%, Q1 2005

2006 Total Return as of March 31: 2.48%

135

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	4.38	8.09
Index 1	2.43	2.75
Index 2	6.27	13.33

Index 1:	The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
Index 2:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.
*	Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio’s shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio’s operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see “Range of Average Weighted Net Expense Ratios” in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.15%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.54

Total Annual Operating Expenses(1)	0.94

Range of Average Weighted Net Expense Ratios for underlying portfolios(2)	0.65% to 0.84%
Estimated Total Annual Direct and Indirect Operating Expenses(3)	1.60%

(1)	Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio’s direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.
(3)	The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio’s Total Annual Operating Expenses and the underlying portfolios’ estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$163	$505	$871	$1,900

136

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation portfolio manager: New York.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

•	BS, MS, Moscow State University; MBA, University of Chicago.

•	Joined the portfolio in 2004.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the` portfolio.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	BS, The Wharton School, University of Pennsylvania.

•	Joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

137

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Conservative Allocation VIP

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	.28	.69

Total from investment operations	.47	.66

Less distributions from:
Net realized gains on investment transactions	(.03)	—

Net asset value, end of period	$11.10	$10.66

Total Return (%)^c,^d	4.38	6.60	*
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	14
Ratio of expenses before expense reductions (%)^e	.94	2.96	*
Ratio of expenses after expense reductions (%)^e	.75	.75	*
Ratio of net investment income (%)	1.73	(.67	)*
Portfolio turnover rate (%)	27	18	*

^a	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Total return would have been lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
^e	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

138

DWS Growth Allocation VIP

(formerly Scudder Growth Strategy Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks long-term growth of capital. It does this by investing in a portfolio of other DWS portfolios (“underlying portfolios”) that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Growth Allocation VIP, the portfolio’s target allocation is as follows:

•	25% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities (“fixed-income portfolios”).

•	75% in underlying portfolios which invest primarily in equity securities of all capitalization levels (“equity portfolios”).

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

•	20-40% in fixed-income portfolios.

•	60-80% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called “derivatives,” including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio’s exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio’s holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments. The portfolio’s allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio’s risk profile.

139

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio’s performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio’s foreign investments.

140

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio’s effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

141

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

•	the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

•	the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-focused asset allocation investment.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

6.02
2005

For the periods included in the bar chart:

Best Quarter: 3.71%, Q3 2005	Worst Quarter: -1.52%, Q1 2005

2006 Total Return as of March 31: 4.22%

142

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	6.02	12.08
Index 1	6.27	13.33
Index 2	2.43	2.75

Index 1:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.
Index 2:	The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
*	Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio’s shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio’s operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see “Range of Average Weighted Net Expense Ratios” in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.15%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.25

Total Annual Operating Expenses	0.65

Range of Average Weighted Net Expense Ratios for underlying portfolios(1)	0.72% to 0.98%
Estimated Total Annual Direct and Indirect Operating Expenses(2)	1.34

(1)	Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.
(2)	The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio’s Total Annual Operating Expenses and the underlying portfolios’ estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$136	$425	$734	$1,613

143

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation portfolio manager: New York.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio Manager in 2001.

•	BS, MS, Moscow State University; MBA, University of Chicago.

•	Joined the portfolio in 2004.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	BS, The Wharton School, University of Pennsylvania.

•	Joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

144

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Growth Allocation VIP

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	.55	1.06

Total from investment operations	.66	1.03

Less distributions from:
Net realized gain on investment transactions	(.02)	—

Net asset value, end of period	$11.67	$11.03

Total Return (%)^c,^d	6.02	10.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	47
Ratio of expenses before expense reductions (%)^e	.65	1.38	*
Ratio of expenses after expense reductions (%)^e	.60	0.75	*
Ratio of net investment income (%)	1.01	(0.69	)*
Portfolio turnover rate (%)	20	15	*

^a	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Total return would have been lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
^e	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

145

DWS Income Allocation VIP

(formerly Scudder Conservative Income Strategy Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks current income and, as a secondary objective, long-term growth of capital. It does this by investing in other DWS portfolios (“underlying portfolios”) that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Income Allocation VIP, the portfolio’s target allocation is as follows:

•	75% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities (“fixed-income portfolios”).

•	25% in underlying portfolios which invest primarily in equity securities of all capitalization levels (“equity portfolios”).

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

•	60-90% in fixed-income portfolios.

•	10-40% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called “derivatives,” including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio’s exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio’s holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments. The portfolio’s allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio’s risk profile.

146

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio’s performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio’s effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

147

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Derivatives Risk. Risks associated with derivatives include: the risk that a derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio’s or an underlying portfolio’s exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio or an underlying portfolio.

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance include:

•	the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters;

•	to the extent an underlying portfolio invests in foreign securities, it faces the risks inherent in foreign investing including adverse political, economic or social developments which could hurt portfolio performance; and

•	the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

The portfolio is designed for investors who are interested in a relatively conservative asset allocation investment.

148

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

3.53
2005

For the periods included in the bar chart:

Best Quarter: 2.31%, Q2 2005	Worst Quarter: -0.67%, Q1 2005

2006 Total Return as of March 31: 1.19%

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	3.53	6.20
Index 1	2.43	2.75
Index 2	6.27	13.33

Index 1:	The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
Index 2:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.
*	Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

149

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio’s shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio’s operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see “Range of Average Weighted Net Expense Ratios” in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets Management Fee	0.15%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	1.13

Total Annual Operating Expenses(1)	1.53

Range of Average Weighted Net Expense Ratios for underlying portfolios(2)	0.63% to 0.79%
Estimated Total Annual Direct and Indirect Operating Expenses(3)	2.10

(1)	Through November 30, 2006, the advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees to the extent necessary to maintain the portfolio’s direct operating expenses at 0.75% of average daily net assets, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.
(2)	Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.
(3)	The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio’s Total Annual Operating Expenses and the underlying portfolios’ estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$213	$658	$1,129	$2,431

150

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation portfolio manager: New York.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

•	BS, MS, Moscow State University; MBA, University of Chicago.

•	Joined the portfolio in 2004.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	BS, The Wharton School, University of Pennsylvania.

•	Joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

151

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Income Allocation VIP

To Be Updated.

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.49	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.21	(.02)
Net realized and unrealized gain (loss) on investment transactions	.16	.51

Total from investment operations	.37	.49

Less distributions from:
Net realized gains on investment transactions	(.01)	—

Net asset value, end of period	$10.85	$10.49

Total Return (%)^c,^d	3.53	4.90	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	2
Ratio of expenses before expense reductions (%)^e	1.53	21.20	*
Ratio of expenses after expense reductions (%)^e	.75	.75	*
Ratio of net investment income (%)	2.03	(.63	)*
Portfolio turnover rate (%)	46	37	*

^a	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Total return would have lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
^e	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

152

DWS Moderate Allocation VIP

(formerly Scudder Growth & Income Strategy Portfolio)

The Portfolio’s Main Investment Strategy

The portfolio seeks a balance of long-term growth of capital and current income with an emphasis on growth of capital. It does this by investing in a portfolio of other DWS portfolios (“underlying portfolios”) that invest across a range of asset classes, utilizing a wide variety of securities and investment styles. The portfolio will always invest in the share class of an underlying portfolio with the lowest fees and expenses.

For DWS Moderate Allocation VIP, the portfolio’s target allocation is as follows:

•	40% in underlying portfolios which invest primarily in fixed-income securities of all credit qualities and maturities (“fixed-income portfolios”).

•	60% in underlying portfolios which invest primarily in equity securities of all capitalization levels (“equity portfolios”).

The portfolio managers have the flexibility to adjust this allocation within the following ranges:

•	25-55% in fixed-income portfolios.

•	45-75% in equity portfolios.

While the actual allocation may vary, the portfolio managers expect that over the long term it will average out to be similar to the target allocation.

The portfolio managers regularly review the actual allocation and may adjust it in seeking to take advantage of current or expected market conditions or to manage risk. In making their allocation decisions, the managers use a proprietary mix of qualitative and quantitative inputs to arrive at a view for the securities markets and segments of those markets. Based on the desired exposure to particular investments and a thorough risk analysis, the managers then decide which portfolios to use as underlying portfolios and in which proportions.

It is expected that, in the future, the managers may invest in instruments, commonly called “derivatives,” including, but not limited to, futures and forward currency exchange contracts, to attempt to manage risk and enhance returns. Derivatives may be used to hedge the portfolio against price fluctuations and otherwise reduce risk. Derivatives may also be used to increase the portfolio’s exposure to certain markets in an attempt to enhance returns. These strategies may be used separately or in combination. The managers may also use these derivatives strategies to help maintain cash reserves or otherwise liquid assets to meet shareholder redemptions, or for other needs, while maintaining exposure to the markets. The managers will determine which derivative instruments to purchase by using a quantitative strategy that incorporates data from various international markets. The strategy seeks to shift the emphasis on the portfolio’s holdings in response to short- and medium-term changes in global markets. The use of the strategy is subject to Board approval. Shareholders will be notified prior to the use of the strategy.

The underlying portfolios use a broad array of investment styles. These portfolios can buy many types of securities, among them common stocks of companies of any size, corporate bonds of varying credit quality, US government and agency bonds, mortgage- and asset-backed securities, money market instruments and others. These securities are mainly from US issuers but may be, to a more limited extent, from foreign issuers.

As a temporary defensive measure, the portfolio could shift up to 100% of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, the portfolio will not be pursuing its investment objective. However, the managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

The Main Risks of Investing in the Portfolio

There are several risk factors that could hurt the portfolio’s performance, cause you to lose money or cause the portfolio’s performance to trail that of other investments. The portfolio’s allocations among the underlying portfolios will change over time, causing corresponding changes in the portfolio’s risk profile.

153

Asset Allocation Risk. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. For example, deteriorating stock market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market. Under these circumstances, if the portfolio was invested primarily in underlying portfolios that emphasize stocks, it would perform poorly relative to a portfolio invested primarily in bonds.

Reallocation Risk. From time to time, one or more underlying portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings of the portfolios by the managers. These transactions will affect the underlying portfolios, since underlying portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell securities and underlying portfolios that receive additional cash will have to invest such cash. In addition, a large redemption by a portfolio in a specific underlying portfolio could also hurt the performance of another portfolio currently invested in the same underlying portfolio. While it is impossible to predict the overall impact of these transactions over time, there could also be adverse effects on a portfolio’s performance to the extent that the underlying portfolios may be required to sell securities or invest cash at times when they would otherwise not do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs for the underlying portfolios. The managers are committed to minimizing such impact on the underlying portfolios to the extent consistent with pursuing the investment objective of a portfolio. The managers will at all times monitor the impact on the underlying portfolios of transactions by a portfolio.

Focused Investment Risk. Overall risk can be reduced by industry or geographic diversification, and increased by focusing investments in a limited number of geographic regions or in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services). An underlying portfolio that focuses its investments in the securities of issuers in industries with high positive correlations to one another may be particularly vulnerable to events affecting companies in those industries because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political, or other developments. Similarly, underlying portfolios that invest significant portions of their assets in a narrowly defined geographic region or in a particular foreign country may be particularly vulnerable to events affecting companies located in that region or country because the companies may share common characteristics, are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Stock Market Risk. An important factor for the underlying portfolios is how stock markets perform. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments an underlying portfolio makes and the underlying portfolio may not be able to get attractive prices for them.

Foreign Investment Risk. Foreign investments involve certain special risks, including:

•	Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, imposed restrictions on the exchange or export of foreign currency, extended diplomatic disputes to include trade and financial relations, seized foreign investment and imposed high taxes.

•	Information Risk. Companies based in foreign markets are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the US. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a foreign company, as compared to the financial reports of US companies.

•	Liquidity Risk. Investments that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the US market. This can make buying and selling certain investments more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches the managers’ estimate of its value. For the same reason, it may at times be difficult to value an underlying portfolio’s foreign investments.

154

•	Regulatory Risk. There is generally less government regulation of foreign markets, companies and securities dealers than in the US.

•	Currency Risk. An underlying portfolio may invest in securities denominated in foreign currencies. This creates the possibility that changes in exchange rates between foreign currencies and the US dollar will affect the US dollar value of foreign securities or the income or gain received on these securities.

•	Limited Legal Recourse Risk. Legal remedies for investors may be more limited than the remedies available in the US.

•	Trading Practice Risk. Brokerage commissions and other fees may be higher for foreign investments than for US investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

•	Taxes. Foreign withholding and certain other taxes may reduce the amount of income available to distribute to shareholders of the portfolio. In addition, special US tax considerations may apply to the portfolio’s foreign investments.

Emerging Markets Risk. All of the risks of investing in foreign securities, as discussed above, are increased in connection with investments in emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Interest Rate Risk. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective maturity of an underlying portfolio’s securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) As interest rates decline, the issuers of securities held by an underlying portfolio may prepay principal earlier than scheduled, forcing the underlying portfolio to reinvest in lower yielding securities. Prepayment may reduce the underlying portfolio’s income. As interest rates increase, fewer issuers tend to prepay, which may extend the average life of fixed income securities and have the effect of locking in a below-market interest rate, increasing the underlying portfolio’s effective duration and reducing the value of the security. Because an underlying portfolio may invest in mortgage-related securities, the portfolio is more vulnerable to both of these risks.

Credit Risk. An underlying portfolio purchasing bonds faces the risk that the issuer or guarantor of a debt security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or otherwise to honor its obligations. The degree of this risk for a particular security may be reflected in its credit rating. This risk is greater with junk and foreign bonds because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other foreign issuers are already in default. In addition, because the issuers of high yield bonds (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds are generally more vulnerable to bad economic news or even the expectation of bad news, than those of investment-grade bonds. In some cases, bonds, particularly junk bonds, may decline in credit quality or go into default.

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the portfolio or an underlying portfolio will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the portfolio or an underlying portfolio to the effects of leverage, which could increase the portfolio’s exposure to the market and magnify potential losses that it could have if it or an underlying portfolio had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the portfolio.

155

Securities Lending Risk. Any loss in the market price of securities loaned by an underlying portfolio that occurs during the term of the loan would be borne by the underlying portfolio and would adversely affect that underlying portfolio’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the underlying portfolio’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the portfolio or an underlying portfolio has valued its securities too highly, you may end up paying too much for shares when you buy into the portfolio. If the portfolio or an underlying portfolio underestimates their price, you may not receive the full market value for your shares when you sell.

Other factors that could affect performance are:

•	the managers of the portfolio or the underlying portfolios could be incorrect in their analysis of economic trends, countries, industries, companies, the relative attractiveness of asset classes or other matters; and

•	the underlying portfolios may trade securities more actively than comparable portfolios. Upon the use of the derivatives strategy, the portfolio may also trade derivative instruments more actively than comparable portfolios. Any of these cases could raise transactions costs and thereby lower returns.

This portfolio is designed for investors who are interested in a growth-oriented, balanced asset allocation investment.

Performance

While a portfolio’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable information for an investor to know.

The table shows how average annual returns for the portfolio’s Class B shares compare with two broad-based market indices (which, unlike the portfolio, do not have any fees or expenses). The performance of both the portfolio and the indices vary over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year — Class B shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

5.06
2005

For the periods included in the bar chart:

Best Quarter: 2.75%, Q3 2005	Worst Quarter: -1.32%, Q1 2005

2006 Total Return as of March 31: 3.34%

156

Average Annual Total Returns (%) as of 12/31/2005

	1 Year	Since Inception*
Portfolio — Class B	5.06	9.94
Index 1	6.27	13.33
Index 2	2.43	2.75

Index 1:	The Russell 1000 Index is an unmanaged capitalization-weighted price-only index composed of the largest-capitalized US companies whose common stocks are traded in the United States.
Index 2:	The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
*	Since 8/16/04. Index comparisons begin 8/31/04.

Total returns would have been lower if operating expenses hadn’t been reduced.

Current performance information may be higher or lower than the performance data quoted above. For more recent performance information, contact your participating insurance company.

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold portfolio shares. The portfolio’s shareholders directly bear the fees and expenses of the portfolio, subject to the contractual obligations of the advisor, underwriter and accounting agent to waive fees or reimburse expenses to maintain the portfolio’s operating expenses at a specified level. The portfolio will indirectly bear its proportionate share of fees and expenses incurred by the underlying portfolios in which the portfolio is invested (see “Range of Average Weighted Net Expense Ratios” in the table below). The information in the table does not reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will increase expenses.

Fee Table	Class B
Annual Operating Expenses, deducted from portfolio assets
Management Fee	0.15%
Distribution/Service (12b-1) Fee	0.25
Other Expenses	0.26

Total Annual Operating Expenses	0.66

Range of Average Weighted Net Expense Ratios for underlying portfolios(1)	0.69% to 0.91%
Estimated Total Annual Direct and Indirect Operating Expenses(2)	1.31

(1)	Certain ratios reduced for contractual expense limitations and/or reimbursements where applicable, based on the most recent prospectuses.
(2)	The Estimated Total Annual Direct and Indirect Operating Expenses shown in the table is the sum of the portfolio’s Total Annual Operating Expenses and the underlying portfolios’ estimated Indirect Expenses.

Based on the costs above, this example helps you compare the expenses of Class B shares to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example	1 Year	3 Years	5 Years	10 Years
Class B shares	$133	$415	$718	$1,579

157

The Portfolio Managers

The portfolio is managed by a team of investment professionals who each play an important role in the portfolio’s management process. This team works for the advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The advisor or its affiliates believe(s) its team approach benefits portfolio investors by bringing together many disciplines and leveraging its extensive resources.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio’s investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation portfolio manager: New York.

•	Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

•	BS, MS, Moscow State University; MBA, University of Chicago.

•	Joined the portfolio in 2004.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the portfolio.

•	Global Asset Allocation senior portfolio manager: New York.

•	Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

•	BS, The Wharton School, University of Pennsylvania.

•	Joined the portfolio in 2004.

The portfolio’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the portfolio, a description of their compensation structure and information regarding other accounts they manage.

158

Financial Highlights

This table is designed to help you understand the portfolio’s financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the portfolio’s financial statements, is included in the portfolio’s annual report (see “Shareholder reports” on the back cover).

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

This information doesn’t reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

DWS Moderate Allocation VIP

Years Ended December 31,	2005	2004^a
Selected Per Share Data
Net asset value, beginning of period	$10.84	$10.00

Income (loss) from investment operations:
Net investment income (loss)^b	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	.43	.87

Total from investment operations	.55	.84

Less distributions from:
Net realized gains	(.02)	—

Net asset value, end of period	$11.37	$10.84

Total Return (%)^c,^d	5.06	8.40	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	39
Ratio of expenses before expense reductions (%)^e	.66	1.53	*
Ratio of expenses after expense reductions (%)^e	.61	.75	*
Ratio of net investment income (%)	1.15	(.68	)*
Portfolio turnover rate (%)	14	13	*

^a	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
^b	Based on average shares outstanding during the period.
^c	Total return would have been lower had certain expenses not been reduced.
^d	Total return would have been lower if the Advisor had not maintained some Underlying Portfolio’s expenses.
^e	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

159

Other Policies and Risks

While the previous pages describe the main points of each portfolio’s strategy and risks, there are a few other issues to know about:

•	The portfolios may trade securities actively. This strategy could raise transaction costs and, accordingly, lower performance.

•	The advisor or a portfolio’s subadvisor may establish a debt security’s credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don’t agree, a portfolio may use the higher rating. If a security’s credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio’s best interest. For Scudder Money Market Portfolio, such determination will be made pursuant to procedures adopted by the Board.

Each portfolio’s complete portfolio holdings as of the end of each calendar month are posted on www.dws-scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a portfolio files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.dws-scudder.com information is current (expected to be at least three months). The portfolios’ Statement of Additional Information includes a description of each portfolio’s policies and procedures with respect to the disclosure of a portfolio’s holdings.

This prospectus doesn’t tell you about every policy or risk of investing in the portfolios. If you want more information on a portfolio’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Investment Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc. (“DeIM” or the “advisor”), Deutsche Asset Management, Inc., Deutsche Bank Trust Company Americas and DWS Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is the investment advisor for each portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, or its subadvisors make the portfolios’ investment decisions, buy and sell securities for the portfolios and conduct research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each portfolio’s shareholder report for the year ended December 31, 2005 contains a discussion regarding the basis for the Board of Trustees’ approval of each portfolio’s investment management agreement and, as applicable, subadvisory agreement (see “Shareholder reports” on the back cover).

160

The advisor receives a management fee from each portfolio. Below are the actual rates paid by each portfolio during the most recent fiscal year, as a percentage of each portfolio’s average daily net assets:

Portfolio Name	Fee Paid
DWS Balanced VIP*	0.47%
DWS Blue Chip VIP	0.65%
DWS Conservative Allocation VIP*	0.10%
DWS Core Fixed Income VIP	0.60%
DWS Davis Venture Value VIP*	0.89%
DWS Dreman Financial Services VIP	0.75%
DWS Dreman High Return Equity VIP	0.73%
DWS Dreman Small Cap Value VIP	0.75%
DWS Global Thematic VIP*	0.87%
DWS Government & Agency Securities VIP	0.55%
DWS Growth Allocation VIP	0.10%
DWS High Income VIP	0.60%
DWS Income Allocation VIP*	0.00%
DWS International Select Equity VIP	0.75%
DWS Janus Growth & Income VIP	0.81%
DWS Janus Growth Opportunities VIP	0.81%
DWS Large Cap Value VIP*	0.75%
DWS Legg Mason Aggressive Growth VIP*	0.63%
DWS Mercury Large Cap Core VIP*	0.00%
DWS MFS Strategic Value VIP*	0.75%
DWS Mid Cap Growth VIP*	0.70%
DWS Moderate Allocation VIP*	0.10%
DWS Money Market VIP	0.46%
DWS Oak Strategic Equity VIP	0.90%
DWS Small Cap Growth VIP	0.65%
DWS Strategic Income VIP	0.65%
DWS Technology VIP	0.75%
DWS Templeton Foreign Value VIP*	0.00%
DWS Turner Mid Cap Growth VIP	0.95%

*	Reflecting the effect of expense limitations and/or fee waivers then in effect.

Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, at 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $500 million	0.775%
Next $750 million	0.750%
Over $1.5 billion	0.725%

Effective October 1, 2005, DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $250 million	0.735%

161

Average Daily Net Assets	Fee Rate
Next $500 million	0.720%
Over $1 billion	0.705%

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $250 million	0.785%
Next $500 million	0.770%
Over $1 billion	0.755%

Portfolio Subadvisors

Subadvisor for DWS Core Fixed Income VIP

Pursuant to an investment subadvisory agreement between the advisor and Aberdeen Asset Management Inc. (“AAMI”), a US registered investment advisor, AAMI acts as a subadvisor to DWS Core Fixed Income VIP. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct, wholly owned subsidiary of Aberdeen Asset Management PLC, the parent company of an asset management group formed in 1983. AAMI’s principal business address is 1735 Market Street, Philadelphia, PA 19103. DeIM pays a fee to AAMI for acting as subadvisor to DWS Core Fixed Income VIP.

Subadvisor for DWS Davis Venture Value VIP

Davis Selected Advisers, L.P., 2949 E. Elvira Road, Suite 101, Tucson, Arizona 85706, is the subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisers, L.P. began serving as investment advisor to Davis New York Venture Fund in 1969 and currently serves as investment advisor to all of the Davis Funds, and acts as advisor or subadvisor for a number of other institutional accounts including mutual funds and private accounts. DeIM pays a fee to Davis Selected Advisers, L.P. for acting as subadvisor to DWS Davis Venture Value VIP.

Subadvisor for DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

Dreman Value Management L.L.C., 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP and receives a fee for its services from DeIM. Founded in 1977, Dreman Value Management L.L.C. currently manages over $11 billion in assets. DeIM pays a fee to Dreman Value Management L.L.C. for acting as subadvisor to each portfolio.

Subadvisor for DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

Janus Capital Management LLC (“Janus Capital”), 151 Detroit Street, Denver, Colorado, is the subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. DeIM pays a fee to Janus Capital for acting as subadvisor to each portfolio.

Although none of the legal proceedings described below currently involve your portfolios, these matters affect Janus Capital, your portfolio’s subadvisor. The information that follows has been provided to the portfolios by Janus Capital as of March 2006.

162

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed in that Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940. The complaint in the 401(k) plan class action (action (iii) described above) was voluntarily dismissed, but was refiled using a new named plaintiff and asserting claims similar to the initial complaint. On February 27, 2006, the court issued an order announcing its intent to dismiss the claims asserted against Janus Capital and its affiliates that were brought on behalf of JCGI’s corporate shareholders (action (v) above). As a result of the above events, JCGI, Janus Capital, the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI are the remaining defendants in one or more of the actions.

The Attorney General’s Office for the State of West Virginia filed a separate market timing related civil action against Janus Capital and several other non-affiliated mutual fund companies, claiming violations under the West Virginia Consumer Credit and Protection Act. The civil action requests certain monetary penalties, among other relief. This action has been removed to federal court and transferred to the Multidistrict Litigation case in the U.S. District Court of Baltimore, Maryland described above. In addition, the Auditor of the State of West Virginia, in his capacity as securities commissioner, has issued an order indicating an intent to initiate administrative proceedings against most of the defendants in the market timing cases (including Janus Capital) and seeking disgorgement and other monetary relief based on similar market timing allegations.

In addition to the “market timing” actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the Investment Company Act of 1940. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages.

In 2001, Janus Capital’s predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff’s antitrust claims in November 2003, however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

163

Subadvisor for DWS Legg Mason Aggressive Growth VIP

Salomon Brothers Asset Management Inc (“SBAM”) acts as subadvisor to DWS Legg Mason Aggressive Growth VIP. SBAM, located at 399 Park Avenue, New York, New York 10022, was established in 1987, and together with affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed-income and equity investment services to individual and institutional clients throughout the world. It is a wholly owned subsidiary of Legg Mason, Inc. Legg Mason, Inc., located at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. DeIM pays a fee to SBAM for acting as subadvisor to DWS Legg Mason Aggressive Growth VIP.

Subadvisor for DWS Mercury Large Cap Core VIP

Fund Asset Management, L.P., doing business as Mercury Advisors, a division of Merrill Lynch Investment Managers, L.P. (“MLIM”), 800 Scudder Mill Road, Plainsboro, New Jersey 08536, is the subadvisor for DWS Mercury Large Cap Core VIP. As of December 31, 2005, MLIM managed over $538 billion in client assets worldwide. DeIM pays a fee to MLIM for acting as subadvisor to DWS Mercury Large Cap Core VIP.

On February 15, 2006, BlackRock, Inc. (“BlackRock”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that they have reached an agreement to merge Merrill Lynch’s investment management business, MLIM and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch International Limited), and BlackRock to create a new independent company that will be one of the world’s largest asset management firms with nearly $1 trillion in assets under management. Merrill Lynch will hold a 49.8% stake and will have a 45% voting interest in the combined company. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the US and in non-US markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the Boards of both Merrill Lynch and BlackRock and is expected to close in the third quarter of 2006.

Subadvisor for DWS MFS Strategic Value VIP

Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $163 billion as of December 31, 2005. DeIM pays a fee to MFS for acting as subadvisor to DWS MFS Strategic Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect MFS, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by MFS.

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission (“SEC”) regarding disclosure of brokerage allocation practices in connection with MFS fund sales (the term “MFS funds” means the open-end registered management investment companies sponsored by MFS). The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003. In addition, in February 2004, MFS reached agreement with the SEC, the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire to settle administrative proceedings alleging false and misleading information in certain MFS open-end retail fund prospectuses regarding market timing and related matters.

164

Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., MFS Corporation Retirement Committee, Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, as ERISA actions by participants in certain retirement plan accounts on behalf of those accounts, or as derivative actions on behalf of the MFS funds. The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The market timing cases related to the MFS complex are Riggs v. MFS et al., Case No. 04-CV-01162-JFM (direct), Hammerslough v. MFS et al., Case No. 04-MD-01620 (derivative), Anita Walker v. MFS et al., Case No. 1:04-CV-01758 (ERISA), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (Class B Shares). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney’s fees and costs and other equitable and declaratory relief. Two lawsuits alleging improper brokerage allocation practices and excessive compensation are pending in the United States District Court for the District of Massachusetts (Forsythe v. Sun Life Financial Inc., et al., No. 04cv10584 (GAO) (a consolidated action) and Marcus Dumond, et al. v. Massachusetts Financial Servs. Co., et al., No. 04cv11458 (GAO)). The plaintiffs in these lawsuits generally seek compensatory damages, punitive damages, recovery of fees, rescission of contracts, an accounting, restitution, declaratory relief, equitable and/or injunctive relief and attorney’s fees and costs. The various lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, (ii) received excessive compensation as fiduciaries to the MFS funds, or (iii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of MFS fund shares and inadequately disclosed MFS’ use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. The defendants filed separate motions to dismiss all claims of the various lawsuits (except Reaves, which has not been separately briefed). On November 3, 2005, the district judge considering the motions to dismiss the Riggs and Hammerslough actions issued memoranda indicating that he intends to grant in part and deny in part defendants’ motions in these actions. A formal order consistent with the court’s memoranda is forthcoming. On January 19, 2006, the district judge considering the Forsythe and Dumond actions denied defendants’ motion to dismiss the Dumond action and granted in part (including dismissing all claims against the Trustees and Sun Life Financial, Inc.) and denied in part defendants’ motion to dismiss the Forsythe action. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. It is not clear whether any amounts paid in connection with the above regulatory settlements will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected MFS funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the MFS funds.

Subadvisor for DWS Oak Strategic Equity VIP

Oak Associates, Ltd. is the subadvisor to DWS Oak Strategic Equity VIP. Oak Associates, Ltd. currently has over $3 billion in assets under management. Oak Associates, Ltd.’s principal place of business is 3875 Embassy Parkway, Suite 250, Akron, Ohio 44333. DeIM pays a fee to Oak Associates, Ltd. for acting as subadvisor to DWS Oak Strategic Equity VIP.

165

Subadvisor for DWS Templeton Foreign Value VIP

Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for DWS Templeton Foreign Value VIP. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. As of September 30, 2005, Templeton and its affiliates managed over $453 billion in assets. DeIM pays a fee to Templeton for acting as subadvisor to DWS Templeton Foreign Value VIP.

Although none of the legal proceedings described below currently involve your portfolio, these matters affect Templeton, your portfolio’s subadvisor. The information that follows has been provided to the portfolio by Templeton.

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (“Advisers”), adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds, reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC’s investigation of market timing activity in the Franklin Templeton Investments funds. Under the terms of the settlement and the SEC’s administrative order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed, among other matters, to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. Such a distribution plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the SEC’s findings as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

To date, more than 400 similar lawsuits against at least 19 different mutual fund companies, among other defendants, have been filed in federal district courts throughout the country. Because these cases involve common questions of fact, the Judicial Panel on Multidistrict Litigation (the Judicial Panel) ordered the creation of a multidistrict litigation in the United States District Court for the District of Maryland, entitled “In re Mutual Funds Investment Litigation” (the MDL). The Judicial Panel then transferred similar cases from different districts to the MDL for coordinated or consolidated pretrial proceedings.

On December 13, 2004, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds) and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC’s investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors. Such plan has been prepared and submitted to the SEC for approval.

Franklin Resources, Inc., certain of its subsidiaries and certain funds, current and former officers, employees, and directors, have also been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys’ fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

166

In addition, various subsidiaries of Franklin Resources, Inc., as well as certain Templeton funds, have also been named in several class action lawsuits originally filed in state courts in Illinois, alleging breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by such subsidiaries, and seeking, among other relief, monetary damages and attorneys’ fees and costs. In April 2005, these lawsuits were removed to the United States District Court for the Southern District of Illinois. On July 12, 2005, the court dismissed one of these lawsuits and dismissed the remaining lawsuits on August 25, 2005. Plaintiffs are appealing the dismissals to the United States Court of Appeals.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s Web site at franklintempleton.com under “Statement on Current Industry Issues.”

Subadvisor for DWS Turner Mid Cap Growth VIP

Turner Investment Partners, Inc., 1205 Westlakes Drive Suite 100, Berwyn, Pennsylvania, 19312 is the subadvisor to DWS Turner Mid Cap Growth VIP. As of December 31, 2005, Turner Investment Partners, Inc. had approximately $18.3 billion in assets under management. DeIM pays a fee to Turner Investment Partners, Inc. for acting as subadvisor to DWS Turner Mid Cap Growth VIP.

Market timing related regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industrywide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

167

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_ settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other regulatory matters

DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

168

Your Investment in the Portfolios

The information in this section may affect anyone who selects one or more of these portfolios as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolios. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolios assume no responsibility for such prospectuses.

Policies about transactions

The information in this prospectus applies to Class B shares of each portfolio. Class B shares are offered at net asset value and are subject to a 12b-1 fee. Each portfolio has another class of shares which is offered separately.

Technically, the shareholders of DWS Variable Series II (which includes the portfolios just described) are the participating insurance companies (the “insurance companies”) that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies (the “contract(s)”) issued or sponsored by the insurance companies. The insurance companies effectively pass through the ownership of portfolio shares to their contract owners and some may pass through voting rights as well. The portfolios do not sell shares directly to the public. The portfolios sell shares only to separate accounts of insurance companies. As a contract owner, your premium payments are allocated to a portfolio by the insurance companies in accordance with your contract. Please see the contract prospectus that accompanies this prospectus for a detailed explanation of your contract.

Please bear in mind that there are important differences between funds available to any investor (a “Retail Fund”) and those that are only available through certain financial institutions, such as insurance companies. For example, Retail Funds, unlike the portfolios, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of a portfolio, while similar to those of a Retail Fund, may not be identical. Retail Funds may be smaller or larger than a portfolio and have different expense ratios than the portfolios. As a result, the performance of a portfolio and a Retail Fund will differ.

Should any conflict between contract owners arise that would require that a substantial amount of net assets be withdrawn from a portfolio, orderly portfolio management could be disrupted to the potential detriment of contract owners in that portfolio.

The portfolios have a verification process for new insurance company accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions to obtain, verify and record information that identifies each insurance company that opens an account. What this means to you: when an insurance company opens an account, the portfolios will ask for its name, address and other information that will allow a portfolio to identify the company. This information will be verified to ensure the identity of all insurance companies opening an account.

For certain insurance companies, a portfolio might request additional information (for instance, a portfolio would ask for documents such as the insurance company’s articles of incorporation) to help a portfolio verify the insurance company’s identity.

A portfolio will not complete the purchase of any shares for an account until all information has been provided and the application has been submitted in “good order.” Once the application is determined to be in good order, the purchase(s) will be effected at the net asset value per share next calculated.

169

Since DWS Money Market VIP will be investing in instruments that normally require immediate payment in Federal funds (monies credited to a bank’s account with its regional Federal Reserve Bank), that portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that DWS Money Market VIP receives investable funds.

A portfolio may reject a new account application if the insurance company doesn’t provide any required or requested identifying information, or for other reasons.

The advisor, DWS Scudder Distributors, Inc. and/or their affiliates may pay additional compensation from their own assets to other persons for selling, distributing and/or servicing portfolio shares. This compensation may be significant. You should talk to your insurance company to determine if this compensation influenced the financial advisor’s recommendation of a portfolio.

Buying and Selling Shares

Each portfolio is open for business each day the New York Stock Exchange is open. Each portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

The portfolios continuously sell shares to each insurance company, without a sales charge, at the net asset value per share next determined after a proper purchase order is placed with the insurance company. The insurance company offers contract owners units in its separate accounts which directly correspond to shares in a portfolio. Each insurance company submits purchase and redemption orders to a portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests for contract owners, as set forth in the accompanying prospectus for the contracts. These orders reflect the amount of premium payments to be invested, surrender and transfer requests, and other matters. Redemption orders are effected at the next net asset value per share determined after a proper redemption order is placed with the insurance company. Contract owners should look at their contract prospectuses for redemption procedures and fees.

Important information about buying and selling shares

•	After receiving a contract owner’s order, the insurance company buys or sells shares at the net asset value next calculated on any day a portfolio is open for business.

•	Unless otherwise instructed, a portfolio normally makes payment of the proceeds from the sale of shares the next business day but always within seven calendar days.

•	The portfolios do not issue share certificates.

•	The portfolios reserve the right to reject purchases of shares for any reason.

•	The portfolios reserve the right to withdraw or suspend the offering of shares at any time.

•	The portfolios reserve the right to reject purchases of shares or to suspend or postpone redemptions at times when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a portfolio from disposing of its securities or pricing its shares.

•	The portfolios may refuse, cancel or rescind any purchase order; freeze any account (meaning the insurance company will not be able to purchase shares in its account); suspend account services; and/or involuntarily redeem the account if we think that the account is being used for fraudulent or illegal purposes by the insurance company; one or more of these actions will be taken when, at the sole discretion of a portfolio, they are deemed to be in a portfolio’s best interest or when a portfolio is requested or compelled to do so by governmental authority or by applicable law.

•	The portfolios may close and liquidate an account if a portfolio is unable to verify provided information, or for other reasons; if a portfolio decides to close the account, the shares will be redeemed at the net asset value per share next calculated after we determine to close the account; the insurance company may be subject to gain or loss on the redemption of the portfolio shares and may incur tax liability.

•	A contract owner’s purchase order may not be accepted if the sale of portfolio shares has been suspended or if it is determined that the purchase would be detrimental to the interests of a portfolio’s shareholders.

170

•	Currently, the Board of Trustees of DWS Variable Series II does not foresee any disadvantages to contract owners arising from the fact that the interests of contract owners may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

Market Timing Policies and Procedures. Short-term and excessive trading of portfolio shares may present risks to each portfolio’s long-term shareholders, including potential dilution in the value of portfolio shares, interference with the efficient management of the portfolios (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced for portfolios investing in certain securities such as those that trade in foreign markets, are illiquid or do not otherwise have “readily available market quotations.” Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a portfolio (e.g., “time zone arbitrage”).

The portfolios discourage short-term and excessive trading. The portfolios will take steps to detect and deter short-term and excessive trading pursuant to each portfolio’s policies as described in this prospectus and approved by the Board.

Each portfolio’s policies include:

•	each portfolio reserves the right to reject or cancel a purchase or exchange order for any reason when, in the opinion of the advisor, there appears to be a pattern of short-term or excessive trading activity by a shareholder or any other trading activity deemed harmful or disruptive to a portfolio; and

•	each portfolio has adopted certain fair valuation practices reasonably designed to protect a portfolio from “time zone arbitrage” with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a portfolio. (See “How the Portfolios Calculate Share Price.”)

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to a portfolio is detected in a particular separate account, the advisor will take steps to stop this activity by contacting the insurance company that maintains the accounts for the underlying contract holders and seeking to have the insurance company enforce the separate account’s policies on short-term or excessive trading, if any. In addition, the advisor and the portfolios reserve the right to terminate a separate account’s ability to invest in the portfolios if apparent short-term or excessive trading activity persists. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The advisor seeks to make such determinations in a manner consistent with the interests of each portfolio’s long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through separate accounts maintained by insurance companies or other financial intermediaries. Depending on the amount of portfolio shares held in a particular separate account (which may represent most of a portfolio’s shares) short-term and/or excessive trading of portfolio shares could adversely affect long-term shareholders in that portfolio. It is important to note that the advisor and the portfolios do not have access to underlying shareholders’ trading activity and that investors will be subject to the policies and procedures of their insurance company with respect to short-term and excessive trading in a portfolio.

The portfolios’ policies and procedures may be modified or terminated at any time.

Since DWS Money Market VIP holds short-term instruments and is intended to provide liquidity to shareholders, the advisor does not monitor or limit short-term and excessive trading activity in this portfolio and, accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, the portfolio reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the advisor, there appears to be a pattern of short-term and excessive trading by an investor in other DWS funds.

171

How to receive account information

If you are a contract owner, you should contact your insurance company or the organization that provides record keeping services for information about your account.

Please see the contract prospectus that accompanies this prospectus for the customer service phone number.

How to buy and sell shares

Each insurance company has different provisions about how and when their contract owners may buy and sell portfolio shares. Each insurance company is responsible for communicating its contract owners’ instructions to a portfolio. Contract owners should contact their insurance company to effect transactions in a portfolio.

How the Portfolios Calculate Share Price

To calculate net asset value per share, or NAV, each portfolio uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you buy and sell shares for each portfolio is the NAV.

For DWS Money Market VIP, the share price, or NAV, is normally $1.00 calculated using amortized cost value (the method used by most money market funds).

Except with DWS Money Market VIP, we typically value securities using information furnished by an independent pricing service or market quotations, where appropriate. However, we may use methods approved by the portfolios’ Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of a portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a portfolio’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of portfolio assets that is invested in non-US securities, the more extensive will be a portfolio’s use of fair value pricing. This is intended to reduce a portfolio’s exposure to “time zone arbitrage” and other harmful trading practices. (See “Market Timing Policies and Procedures.”)

To the extent that a portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren’t able to buy or sell portfolio shares through the contract. This is because some foreign markets are open on days and at times when the portfolios don’t price their shares.

Distributions

DWS Money Market VIP intends to declare its net investment income as a dividend daily and distribute dividends monthly. All other portfolios intend to declare and distribute dividends from their net investment income and capital gains, if any, annually. Any of the portfolios may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed by an insurance company that they should be paid out in cash. The insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

Each portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the “Code”) and to meet all requirements necessary to avoid paying any federal income or excise taxes.

172

Generally, owners of variable annuity and variable life contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts, whether made prior to or during the annuity payment period, may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

In order for investors to receive the favorable tax treatment available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the funds in which such accounts invest, must meet certain diversification requirements. Each portfolio intends to comply with these requirements. If a portfolio or separate account does not meet such requirements or otherwise fails to qualify as a regulated investment company for any taxable year, income allocable to the contracts associated with the separate account would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable, most likely in the year of the failure.

Under Treasury regulations, insurance companies holding the separate accounts must report to the Internal Revenue Service losses above a certain amount resulting from a sale or disposition of a portfolio’s share.

The discussion above is generally based on the assumption that shares of a portfolio will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of “investor control” over the investment options underlying variable contracts), the advantageous tax treatment provided in respect of insurance company separate accounts under the Code will no longer be available, and the person or persons determined to own the portfolio shares will be currently taxed on portfolio distributions, and on the proceeds of any redemption of portfolio shares, under the Code rules.

Portfolio investments in securities of foreign issuers may be subject to withholding and other taxes at the source, including on dividend or interest payments. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

A portfolio’s investments in certain debt obligations may cause the portfolio to recognize taxable income in excess of the cash generated by such obligation. Thus, the portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder’s tax situation is unique, ask your tax professional about the tax consequences of your investments, including possible foreign, state or local taxes.

Marketing and Distribution Fees

DWS Scudder Distributors, Inc., a subsidiary of the investment advisor, is the portfolios’ distributor.

DWS Variable Series II has adopted a 12b-1 plan for all Class B shares. Under the plan, DWS Variable Series II may make quarterly payments to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% of the average daily net assets of Class B shares during that quarterly period. Depending on the participating insurance company’s corporate structure and applicable state law, the distributor may remit payments to the participating insurance company’s affiliated broker-dealers or other affiliated company rather than the participating insurance company itself.

Because 12b-1 fees for Class B shares are paid out of portfolio assets on an ongoing basis, they will, over time, increase the cost of investment in Class B shares and may cost more than other types of sales charges.

Examples of expenses payable under the plan include the costs of printing and mailing materials (such as portfolio prospectuses, shareholder reports, portfolio advertisements and sales literature), holding seminars and sales meetings, providing customer service to policyholders and sales compensation.

173

To Get More Information

Shareholder reports — These include commentary from each portfolio’s management team about recent market conditions and a portfolio’s performance. They also have detailed performance figures, a list of everything each portfolio owns and its financial statements. Shareholders get these reports automatically.

Statement of Additional Information (SAI) — This tells you more about each portfolio’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a portfolio, call (800) 778-1482, or contact DWS Scudder at the address listed below. The portfolios’ SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each portfolio are available from the EDGAR Database on the SEC’s Web site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each portfolio, including each portfolio’s SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (202) 551-5850.

DWS Scudder Distributors, Inc.	SEC
222 South Riverside Plaza	100 F Street, N.E.
Chicago, IL 60606-5808	Washington, D.C. 20549-2001
(800) 778-1482	(202) 551-5850
www.sec.gov

SEC File #
DWS Variable Series II	811-5002

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

As revised May 23, 2006

CLASS A AND B SHARES

DWS VARIABLE SERIES II

(formerly SCUDDER VARIABLE SERIES II)

222 South Riverside Plaza, Chicago, Illinois 60606

1-800-778-1482

This combined Statement of Additional Information is not a prospectus. It should be read in conjunction with the applicable prospectuses of DWS Variable Series II (the “Fund”) dated May 1, 2006, as amended from time to time. The prospectuses may be obtained without charge from the Fund by calling the toll-free number listed above, and are also available along with other related materials on the Securities and Exchange Commission (“SEC”) Internet Web site (http://www.sec.gov). The prospectuses are also available from Participating Insurance Companies.

DWS Variable Series II offers a choice of 29 portfolios, 25 of which are described herein (each a “Portfolio,” collectively, the “Portfolios”), to holders of certain variable life insurance and variable annuity contracts offered by participating insurance companies (“Participating Insurance Companies”).

The Portfolios described herein are:

DWS Balanced VIP (formerly Scudder Total Return Portfolio)

DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio)

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)

DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio)

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)

DWS High Income VIP (formerly Scudder High Income Portfolio)

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)

DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)

DWS Legg Mason Aggressive Growth VIP (formerly SVS Salomon Aggressive Growth Portfolio)

DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)

DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)

DWS Mid Cap Growth VIP (formerly Scudder Aggressive Growth Portfolio)

DWS Money Market VIP (formerly Scudder Money Market Portfolio)

DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

DWS Technology VIP (formerly Scudder Technology Growth Portfolio)

DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)

DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

i

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Portfolio’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Portfolio’s objective will be met.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

The Fund has adopted for each Portfolio certain fundamental investment restrictions that cannot be changed for a Portfolio without approval by a “majority” of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the “1940 Act”), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.

Each Portfolio (except DWS Dreman Financial Services VIP and DWS Technology VIP) is classified as a diversified open-end management investment company. A diversified portfolio may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

DWS Dreman Financial Services VIP and DWS Technology VIP are classified as non-diversified open-end management investment companies. A non-diversified portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers. While not limited by the 1940 Act as to the proportion of its assets that it may invest in obligations of a single issuer, each of the foregoing Portfolios intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986 (the “Code”) for qualification as a regulated investment company.

Each Portfolio may not, as a fundamental policy:

(1)	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	for all Portfolios except DWS Money Market VIP and DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

for DWS Money Market VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks.

for DWS Technology VIP: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s ownership of securities;

(6)	purchase physical commodities or contracts relating to physical commodities; or

(7)	make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of DWS Money Market VIP’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified based on standard classifications utilized by ratings agencies.

DWS Money Market VIP may not invest more than 50% of it assets in asset-backed securities.

With regard to Restriction (3) above, for purposes of determining the percentage of each Portfolio’s (except DWS Money Market VIP) total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified as a single industry.

With respect to investment restriction (3) for DWS Money Market VIP, domestic banks include US banks and US branches of foreign banks that are subject to the same regulation as US banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent. As a result, the Portfolio may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Portfolio’s assets were not so concentrated.

The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the Fund’s Board of Trustees without a vote of the shareholders:

As a matter of non-fundamental policy, each Portfolio, except DWS Money Market VIP, does not intend to:

(1)	borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Portfolio’s registration statement which may be deemed to be borrowings;

(2)	purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short-term credits as may be deemed necessary for the clearance of securities transactions;

(3)	purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4)	enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio’s total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5)	purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(6)	invest more than 15% of net assets in illiquid securities.

2

For all portfolios:

(7)	acquire securities of registered, open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

For all portfolios except DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Money Market VIP and DWS Strategic Income VIP:

(8)	enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For all portfolios except DWS Money Market VIP:

(9)	lend portfolio securities in an amount greater than one third of its total assets.

For DWS Money Market VIP:

(10)	borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes;

(11)	lend portfolio securities in an amount greater than 5% of its total assets; and

(12)	invest more than 10% of total assets in non-affiliated registered investment companies.

Concentration. DWS Technology VIP “concentrates,” for purposes of the 1940 Act, its assets in securities of companies in the technology sector which means that at least 25% of its net assets will be invested in these assets at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Master-feeder Fund Structure. The Fund’s Board of Trustees has the discretion with respect to each Portfolio to retain the current distribution arrangement for the Portfolio while investing in a master fund in a master-feeder fund structure as described below.

A master-feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Portfolio Holdings

In addition to the public disclosure of portfolio holdings through required Securities and Exchange Commission (“SEC”) quarterly filings, the portfolios may make their portfolio holdings information publicly available on the DWS Funds Web site as described in the portfolios’ prospectuses. The portfolios do not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by a portfolio.

The portfolios’ procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “DeAM”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to a portfolio who require access to this information to fulfill their duties to a portfolio, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if a portfolio has a legitimate business purpose in providing the information, subject to the requirements described below.

3

Prior to any disclosure of a portfolio’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the portfolios’ Trustees must make a good faith determination in light of the facts then known that a portfolio has a legitimate business purpose for providing the information, that the disclosure is in the best interest of a portfolio, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by a portfolio or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the portfolios’ Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each portfolio and information derived therefrom, including, but not limited to, how each portfolio’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as a portfolio’s holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the portfolios’ Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a portfolio’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a portfolio.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a portfolio. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a portfolio’s policies and procedures with respect to the disclosure of portfolio holdings information will protect a portfolio from the potential misuse of portfolio holdings information by those in possession of that information.

INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies

Two classes of shares of each Portfolio described herein are currently offered through Participating Insurance Companies. Class A shares are offered at net asset value and are not subject to a Rule 12b-1 Distribution Plan. Class B shares are offered at net asset value and are subject to a Rule12b-1 fee.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), in its discretion, might, but is not required to, use in managing each Portfolio’s assets. The Advisor may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio’s performance.

It is possible that certain investment practices and techniques described below may not be permissible for a Portfolio based on its investment restrictions, as described herein, and in the Portfolio’s applicable prospectus.

Each Portfolio has a different investment objective which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Portfolios can be expected to affect the degree of market

4

and financial risk to which each Portfolio is subject and the return of each Portfolio. The investment objectives and policies of each Portfolio may, unless otherwise specifically stated, be changed by the Trustees of the Fund without a vote of the shareholders. There is no assurance that the objectives of any Portfolio will be achieved.

Each Portfolio, except DWS Money Market VIP, may engage in futures, options, swaps and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio may engage in such transactions if it appears to the Advisor or a Portfolio’s subadvisor (a “Subadvisor”) to be advantageous to do so, in order to pursue its objective, enhance returns, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets. The use of futures, options and other derivatives, and their possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.

Portfolio Turnover. The portfolio turnover rates for each Portfolio, other than DWS Money Market VIP, are listed under “Financial Highlights” in the Fund’s Annual Report dated December 31, 2005. Each Portfolio’s average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Securities with maturities of less than one year are excluded from portfolio turnover rate calculations. Frequency of portfolio turnover will not be a limiting factor should a Portfolio’s Advisor or Subadvisor deems it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management’s opinion, to meet a Portfolio’s objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains.

The Portfolios do not generally make investments for short-term profits, but are not restricted in policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Portfolios to dispose of any then existing holdings of such securities. The Portfolios, except DWS Balanced VIP, DWS Core Fixed Income VIP and DWS Money Market VIP, do not intend to invest more than 5% of total assets in asset-backed securities. DWS Balanced VIP and DWS Core Fixed Income VIP currently do not intend to invest more than 25% of total assets in asset-backed securities. DWS Money Market VIP may not invest more than 50% of its assets in asset-backed securities.

Bank Loans. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may each invest in bank loans, which are typically senior debt obligations of borrowers (issuers) and as such, are considered to hold a senior position in the capital structure of the borrower. These may include loans which hold the most senior position, that hold an equal ranking with other senior debt, or loans that are, in the judgment of the Advisor, in the category of senior debt of the borrower. This capital structure position generally gives the holders of these loans a priority claim on some or all of the borrower’s assets in the event of a default. In most cases, these loans are either partially or fully collateralized by the

5

assets of a corporation, partnership, limited liability company or other business entity, or by cash flow that the Advisor believes has a market value at the time of acquisition that equals or exceeds the principal amount of the loan. These loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. It is important to note that Moody’s and S&P generally rate bank loans a notch or two higher than high yield bonds of the same issuer to reflect their more senior position. A Portfolio may invest in both fixed- and floating-rate loans. In addition, bank loans can trade either as an “assignment” or “participation.” When a Portfolio buys an assignment, it is essentially becoming a party to the bank agreement. The vast majority of all trades are assignments and would therefore generally represent the preponderance of bank loans held by the Portfolio. In certain cases, the Portfolio may buy bank loans on a participation basis, if for example, a Portfolio did not want to become party to the bank agreement. However, in all cases, a Portfolio will not purchase bank loans where Deutsche Bank, or an affiliate, serves as an agent bank.

Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender. If a Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of both the lender and the borrower.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender.

In the case of loans administered by a bank or other financial institution that acts as agent for all holders, if assets held by the agent for the benefit of a purchaser are determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require the portfolio, in some circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for purposes of a Portfolio’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Borrowing. Each Portfolio will borrow only when the Advisor or a subadvisor believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio’s borrowings will be fixed, a Portfolio’s assets may change in value during the time a borrowing is outstanding, proportionately increasing exposure to capital risk.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time

6

deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Portfolio’s limitation on investments in illiquid securities.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only (“IO”) and principal only (“PO”) securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a US Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, US Government securities or other assets. The issuer’s obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a US Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered US Government securities. Privately-issued collateralized obligations collateralized by a portfolio of US Government securities are not direct obligations of the US Government or any of its agencies or instrumentalities and are not considered US Government securities. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor’s forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than DWS Money Market VIP, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These “inverse floaters” are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters. DWS Money Market VIP does not invest in inverse floaters.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio’s investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect “strip” the interest payments from principal payments of the underlying securities and

7

allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio’s net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO’s and PO’s will be considered illiquid for purposes of a Portfolio’s limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO’s and PO’s may be determined to be liquid.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets, such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio (except DWS Money Market VIP) may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments and/or by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest include fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock including Liquid Yield Option Notes (“LYONs”™). The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities often provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Delayed Delivery Transactions. DWS Balanced VIP, DWS Core Fixed Income VIP, DWS Davis Venture Value VIP, DWS Dreman Financial Services VIP, DWS Dreman High Return Equity, DWS Small Cap Value VIP, DWS Global Thematic VIP, DWS Government & Agency Securities VIP, DWS High Income VIP, DWS Janus Growth & Income VIP, DWS Janus Growth Opportunities VIP, DWS Mercury Large Cap Core VIP, DWS Mid Cap Growth VIP, DWS Oak Strategic Equity VIP, DWS Legg Mason Aggressive Growth VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Templeton Foreign Value VIP, and DWS Turner Mid Cap Growth VIP may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities

8

are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”) and other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of a Portfolio’s investment policies, a Portfolio’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars, will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Portfolio avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties. DWS Balanced VIP, DWS High Income VIP and DWS Strategic Income VIP may invest in all types of direct debt investments, but among these investments each Portfolio currently intends to invest primarily in direct loans and trade claims.

When a Portfolio participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Portfolio will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Portfolio’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an

9

investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in which a Portfolio invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Portfolio’s ability to dispose of them when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Portfolio to assign a value of these instruments for purposes of valuing the Portfolio’s portfolio and calculating its net asset value. In order to lessen liquidity risk, each Portfolio anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Portfolio’s net assets to be illiquid. Trade claims may also present a tax risk to a Portfolio. The Portfolios will not invest in trade claims if it affects the Portfolio’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Foreign Fixed-Income Securities. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the Advisor’s or subadvisor’s analysis without relying on published ratings. Since such investments will be based upon the Advisor or subadvisor’s analysis rather than upon published ratings, achievement of a Portfolio’s goals may depend more upon the abilities of the Advisor or subadvisor than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio’s investments in fixed-income securities are denominated with respect to the US Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio’s investments in foreign fixed-income securities, and the extent to which a Portfolio hedges against its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investment in sovereign debt, including Brady Bonds, can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

10

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the US dollar. There may be less information publicly available about a foreign issuer than about a US issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the US. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable US issuers. Foreign brokerage commissions and other fees are also generally higher than in the US. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in US markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special US tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the US or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the US and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the US and other trading partners, which can lower the demand for goods produced in those countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.

The currencies of certain emerging market countries have experienced devaluations relative to the US dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

11

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a fund’s securities in such markets may not be readily available. A fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a fund’s identification of such condition until the date of the SEC action, a fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of US issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of US issuers having significant foreign operations.

High Yield, High Risk Bonds. Certain Portfolios may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P or judged to be of equivalent quality as determined by the Advisor or subadvisor. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Portfolio’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Portfolio may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Portfolio’s ability to dispose of particular issues and may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing a Portfolio’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally

12

the policy of the Advisor and Subadvisors not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with their own independent and ongoing review of credit quality. The achievement of a Portfolio’s investment objective by investment in such securities may be more dependent on the Advisor’s or Subadvisor’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor or Subadvisor will determine whether it is in the best interests of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

DWS Core Fixed Income VIP will not invest more than 5% of its net assets in junk bonds.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. Borrowings through the interfund lending program are subject to each Portfolio’s policies on borrowing.

Investment Company Securities. Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and policies and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs®: SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs®: MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

13

Select Sector SPDRs®: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDSSM: DIAMONDS are based on the Dow Jones Industrial AverageSM. They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBsSM: WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

Investment-Grade Bonds. “Investment-grade” bonds are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or, if unrated, judged to be of equivalent quality as determined by the Advisor or a Subadvisor. Moody’s considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Portfolio invests in higher-grade securities, a Portfolio will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Investment of Uninvested Cash Balances. Each Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Portfolio (except DWS Money Market VIP) may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust or one or more future entities for which DeIM acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by each Portfolio in shares of the Central Funds will be in accordance with the Portfolio’s investment policies and restrictions as set forth in its registration statement. Currently, DWS Money Market VIP does not intend to invest in Central Funds.

Certain of the Central Funds comply with Rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar-weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Portfolio’s ability to manage Uninvested Cash.

Each Portfolio will invest Uninvested Cash in Central Funds only to the extent that each Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets (except DWS Core Fixed Income VIP cannot exceed 20% of its total assets) in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.

Lending of Portfolio Securities. Each Portfolio (with the exception of DWS Money Market VIP) may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending their investment securities, the Portfolios attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a Portfolio. A Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities

14

loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by a Portfolio at any time, and (d) a Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees/Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Portfolio may be invested in a money market fund managed by the Advisor or a subadvisor (or one of its affiliates).

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. DWS Money Market VIP effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Fund’s Board has approved policies established by the Portfolio’s Advisor reasonably calculated to prevent the Fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Fund’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Portfolio’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Portfolio will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Non-Diversified Portfolios. DWS Dreman Financial Services VIP and DWS Technology VIP are each classified as a “non-diversified” portfolio so that each will be able to invest to a greater degree in the securities of a single issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Portfolio. This allows each Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since a Portfolio may invest a relatively high percentage of its assets in the securities (i.e., these funds purchase stock) of a limited number of issuers, a Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

15

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Portfolio acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Portfolio to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Portfolio) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price upon repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Portfolio subject to a repurchase agreement as being owned by a Portfolio or as being collateral for a loan by a Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the Obligation, a Portfolio may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Portfolio, the Advisor or a subadvisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Portfolio may incur a loss if the proceeds to a Portfolio of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase

16

agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. Each Portfolio (except DWS Money Market VIP) may enter into “reverse repurchase agreements,” which are repurchase agreements in which a Portfolio, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the Advisor or Subadvisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Portfolio assets and its yield.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor or subadvisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The Advisor or Subadvisor monitors the liquidity of each Portfolio’s investments in Section 4(2) paper on a continuing basis.

Short Sales Against-the-Box. All Portfolios (except DWS Money Market VIP) may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale “against-the-box” is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the dates of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will incur transaction costs, including interest expenses in connection with opening, maintaining, and closing short sales against the box. Each Portfolio does not currently intend to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral.

Variable Rate Securities. DWS Money Market VIP may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Portfolio determines the maturity of Variable Rate Securities in accordance with Rule 2a-7 which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The Advisor and, when applicable, a subadvisor, attempts to reduce risk through a variety of means such as fundamental research, diversification and the use of Strategic Transactions; however, there is no guarantee that such efforts will be successful and each Portfolio’s returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio’s investments that are discussed below.

17

Special Risk Factors — Foreign Securities. DWS Mid Cap Growth VIP, DWS Blue Chip VIP, DWS Balanced VIP, DWS Small Cap Growth VIP and DWS Legg Mason Aggressive Growth VIP invest mainly in US common stocks, but may invest up to 25% of total assets in foreign securities. DWS Mercury Large Cap Core VIP may invest up to 10% of its total assets in foreign securities and DWS Templeton Foreign Value VIP will invest at least 80% of its net assets in foreign securities. DWS High Income VIP generally invests in US bonds or instruments, but up to 50% of total assets could be in bonds from foreign issuers. DWS Dreman Financial Services VIP may invest up to 30% of total assets in foreign securities. DWS Core Fixed Income VIP generally invests in US bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers. DWS Technology VIP and DWS MFS Strategic Value VIP invest mainly in US stocks, but may invest up to 35% and 20%, respectively, of net assets in foreign securities. DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP may invest up to 20% of net assets in US Dollar-denominated American Depositary Receipts (“ADRs”) and in securities of foreign companies traded principally in securities markets outside the US. DWS Money Market VIP and DWS Government & Agency Securities VIP, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in US Dollar denominated instruments.

Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Portfolio’s performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor and a subadvisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a Portfolio’s agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Portfolio seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Special Risk Factors — Small Company Risk. DWS Small Cap Growth VIP and DWS Dreman Small Cap Value VIP intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000 Growth Index and the Russell 2000 Value Index, respectively. Other Portfolios may invest in small capitalization stocks to a lesser degree. Many small companies may have sales and earnings growth rates which exceed those of larger companies and such growth rates may in turn be reflected in more rapid share price appreciation over time; however, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies. Investors should therefore expect that the value of the shares of the DWS Small Cap Growth VIP, DWS Dreman Small Cap Value VIP may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.

Strategic Transactions and Derivatives (all Portfolios except DWS Money Market VIP). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

18

In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio’s assets will be committed to certain Strategic Transactions entered into for non-hedging purposes, unless permitted by the investment objective and policies of a Portfolio. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s or a subadvisor’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to

19

sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor or a subadvisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with US Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from Standard & Poor’s Ratings Services (“S&P”) or P-1 from Moody’s Investors Service (“Moody’s”) or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor or a subadvisor. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities “covering” the amount of a Portfolio’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio’s limitation on investing no more than 15% of its net assets in illiquid securities.

20

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio’s income. The sale of put options can also provide income.

A Portfolio may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be “covered” (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

A Portfolio may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios have claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires a Portfolio to deposit with a financial intermediary or futures commission merchant as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the

21

holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value or to enhance returns. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor or a subadvisor.

With respect to hedging, a Portfolio’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps may involve hedging either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated in, exposed to or generally quoted in that currency.

A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated in, exposed to or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio’s portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Portfolio’s securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

22

Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date or to enhance returns. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody’s or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Portfolio’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of a Portfolio’s assets may be invested in credit default swaps for the purposes of buying credit protection. A Portfolio will only sell credit protection with respect to securities in which it would be authorized to invest directly. A Portfolio may also borrow up to 5% of that Portfolio’s net assets against called and tendered bonds in the Portfolio. For the risks associated with borrowing, please see the “Borrowing” subsection of the “Investment Restrictions” section of this Statement of Additional Information. DWS Balanced VIP may invest up to 15% of its total assets in credit default swaps.

Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

23

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio’s obligations or to segregate cash or liquid assets equal to the amount of a Portfolio’s obligation.

OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio’s net obligation, if any.

24

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor or Subadvisor, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s or a subadvisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Warrants. Each Portfolio (except DWS Money Market VIP) may invest in warrants up to five percent of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, a Portfolio would lose the entire purchase price of the warrant.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon US Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the US Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the US Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon US Government securities.

MANAGEMENT OF THE FUND

Investment Advisor

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. (“Scudder”), not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management (“DeAM”), is the investment advisor for each Portfolio. Under the supervision of the Board of Trustees of the Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DeIM or a subadvisor, makes the Portfolios’ investment decisions, buys and sells securities for each Portfolio and conducts research that leads to these purchase and sale decisions. The Advisor or a subadvisor manages each Portfolio’s daily investment and business affairs subject to the policies established by the Fund’s Board of Trustees. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Fund’s investment advisor or a subadvisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

25

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and DWS Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an investment management agreement with each Portfolio (each an “Agreement,” and collectively, the “Agreements”), the Advisor acts as each Portfolio’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or both funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as subadvisors to perform certain of the Advisor’s duties.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for a Portfolio are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor. Investment decisions for a portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to that Portfolio.

Each Portfolio is managed by a team of investment professionals who each play an important role in a Portfolio’s management process. Team members work together to develop investment strategies and select securities for a Portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Portfolio, as well as team members who have other ongoing management responsibilities for each Portfolio, are identified in each Portfolio’s prospectus as of the date of the prospectus. Composition of the team may change over time, and Portfolio shareholders and investors will be notified of changes affecting individuals with primary Portfolio management responsibility.

The current Agreements for all Portfolios were last renewed by the Trustees on September 23, 2005. Each Agreement continues in effect until September 30, 2006 and from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund’s Trustees or of a majority of the outstanding voting securities of the respective Portfolio. The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

26

Under the Agreements, the Advisor or a subadvisor regularly provide the Portfolios with investment research, advice and supervision and furnishes continuously an investment program consistent with the investment objectives and policies of each Portfolio, and determines, for each Portfolio, what securities shall be purchased, what securities shall be held or sold, and what portion of a Portfolio’s assets shall be held uninvested, subject always to the provisions of the Fund’s Declaration of Trust and By-Laws, and of the 1940 Act and to a Portfolio’s investment objectives, policies and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Under the Agreements, the Advisor also renders significant administrative services (not otherwise provided by third parties) necessary for each Portfolio’s operations as an open-end investment company including, but not limited to, preparing reports and notices to the Trustees and shareholders; supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Portfolios (such as the Portfolios’ transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Portfolio’s federal, state and local tax returns; preparing and filing the Fund’s federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value, monitoring the registration of shares of the Fund under applicable federal and state securities laws; maintaining each Portfolio’s books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of the Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Portfolio’s operating budget; processing the payment of each Portfolio’s bills; assisting the Fund and the Portfolios in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting the Fund and the Portfolios in the conduct of their business, subject to the direction and control of the Trustees.

Pursuant to a sub-accounting and administrator agreement among the Advisor, DWS-SFAC and State Street Bank and Trust Company (“SSB”), the Advisor has delegated certain administrative functions to SSB under each Portfolio’s investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Portfolios.

For its investment management services, the Advisor receives compensation monthly at the following annual rates from each Portfolio:

Portfolio	Fee Rate
DWS Blue Chip VIP	0.650%
DWS Core Fixed Income VIP	0.600%
DWS Government & Agency Securities VIP	0.550%
DWS High Income VIP	0.600%
DWS International Select Equity VIP	0.750%
DWS Large Cap Value VIP	0.750%
DWS Dreman Small Cap Value VIP	0.750%
DWS Strategic Income VIP	0.650%

DWS Dreman Financial Services VIP, DWS Mid Cap Growth VIP, DWS Dreman High Return Equity VIP and DWS Technology VIP each pay the Advisor a graduated investment management fee, based on the average daily net assets of a Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.750%
next $750 million	0.720%
next $1.5 billion	0.700%
next $2.5 billion	0.680%
next $2.5 billion	0.650%
next $2.5 billion	0.640%
next $2.5 billion	0.630%
Over $12.5 billion	0.620%

27

DWS Global Thematic VIP pays the Advisor a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	1.000%
next $500 million	0.950%
next $750 million	0.900%
next $1.5 billion	0.850%
Over $3 billion	0.800%

For the period January 1, 2004 through September 30, 2004, DWS Money Market VIP paid a monthly investment management fee at an annual rate of 0.50%, based on the average daily net assets of the portfolio. Effective October 1, 2004, DWS Money Market VIP pays the Advisor a graduated investment fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
Over $800 million	0.250%

For the period from January 1, 2005 through May 1, 2005, DWS Small Cap Growth VIP paid a monthly investment management fee of 0.65%, based on the average daily net assets of the Portfolio. Effective May 2, 2005, DWS Small Cap Growth VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.650%
Next $750 million	0.625%
Over $1 billion	0.600%

For the period from January 1, 2005 through May 1, 2005, DWS Balanced VIP paid a monthly investment management fee at an annual rate of 0.55%, based on the average daily net assets of the Portfolio. Effective May 2, 2005, DWS Balanced VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.470%
Next $750 million	0.445%
Over $1 billion	0.410%

Effective November 15, 2004, DWS Mercury Large Cap Core VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.900%
Next $250 million	0.850%
Next $500 million	0.800%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

28

Effective November 15, 2004, DWS Templeton Foreign Value VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.900%
Next $500 million	0.850%
Next $1 billion	0.750%
Next $500 million	0.700%
Over $2.5 billion	0.650%

DWS Legg Mason Aggressive Growth VIP (through July 31, 2005) and DWS Turner Mid Cap Growth VIP (through September 30, 2005) each paid the Advisor a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0-$250 million	1.000%
Next $250 million	0.975%
Next $500 million	0.950%
Next $1.5 billion	0.925%
Over $2.5 billion	0.900%

Effective August 1, 2005, DWS Legg Mason Aggressive Growth VIP pays a monthly investment management fee, based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.800%
Next $500 million	0.775%
Next $750 million	0.750%
Over $1.5 billion	0.725%

Effective October 1, 2005, DWS Turner Mid Cap Growth VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
First $250 million	0.800%
Next $250 million	0.785%
Next $500 million	0.770%
Over $1 billion	0.755%

Through May 1, 2005, DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Over $2.5 billion	0.850%

29

Effective May 1, 2005, DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pays a monthly investment management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $750 million	0.725%
Next $1.5 billion	0.700%
Over $2.5 billion	0.675%

DWS Davis Venture Value VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Through October 1, 2005, DWS Oak Strategic Equity VIP paid the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
Over $2.5 billion	0.850%

Effective October 1, 2005, DWS Oak Strategic Equity VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $250 million	0.750%
Next $250 million	0.735%
Next $500 million	0.720%
Over $1 billion	0.705%

DWS MFS Strategic Value VIP pays the Advisor a graduated investment management fee based on the average daily net assets of the Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Fee Rate
$0–$250 million	0.950%
$250–$500 million	0.925%
$500 million–$1 billion	0.900%
$1 billion–$1.5 billion	0.825%
$1.5 billion–$2.5 billion	0.800%
Over $2.5 billion	0.775%

The investment management fees paid by each Portfolio for its last three fiscal years are shown in the table below:

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP(1)	$453,434	$433,852	$379,697
DWS Blue Chip VIP	$2,118,362	$1,814,765	$1,406,973
DWS Core Fixed Income VIP	$1,883,098	$1,589,597	$1,453,086

30

(1)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. For the year ended December 31, 2004, the Advisor waived $42,450 of management fees. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $32,030 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of DWS Mid Cap Growth VIP.
(2)	For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $112,367 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of DWS Global Thematic VIP.
(3)	For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio’s average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $536 of record keeping fees for Class B shares of the DWS Large Cap Value VIP.
(4)	Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and

31

Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $9,538 of record keeping fees for Class B shares of the DWS Small Cap Growth VIP.

(5)	For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). In addition, for the year ended December 31, 2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.
(6)	Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at 0.51% and Class B 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio’s average daily net assets. In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of DWS Balanced VIP.
(7)	Commenced operations on November 15, 2004.
(8)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annualized expenses of Class A at 1.00% and Class B at 1.20%. For the year ended December 31, 2004, the Advisor waived $1,398 of management fees. In addition, for the period ended December 31, 2004, the Advisor waived $26,726 of other expenses. For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 1.00% and Class B at 1.20%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 0.873% and Class B at 1.20% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $26,156 of management fee. In addition, for the year ended December 31, 2005, the Advisor waived $1,954 of record keeping fees for Class B shares of the portfolio and $40,416 of other expenses.
(9)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Templeton Foreign Value VIP to the extent necessary to maintain the annualized expenses of Class A at 1.14% and Class B at 1.34%. For the year ended December 31, 2004, the Advisor waived $6,260 of management fees. Accordingly, for the year ended December 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the Portfolio’s average daily net assets. In addition, for the period ended December 31, 2004, the Advisor waived $26,622 of other expenses. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Templeton Foreign Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.14% and Class B at 1.34% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $112,526 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $1,741 of record keeping fees for Class B shares of DWS Templeton Foreign Value VIP.
(10)	For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.003% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $187,410 of management fees. In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of DWS Davis Venture Value VIP.

32

(11)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. For the year ended December 31, 2004, the Advisor waived $68,858 of management fees. For the period from January 1, 2005 to July 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective August 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain annual expenses of Class A at 1.10% and Class B at 1.50%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Legg Mason Aggressive Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.908% and Class B at 1.058% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $119,238 of management fees.
(12)	For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit the fees and reimburse each class of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.003% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.
(13)	For the year ended December 31, 2004, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.55%. Accordingly, for the year ended December 31, 2004, the Advisor waived $89,208 of management fees. For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS MFS Strategic Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit it fees and reimburse expenses of DWS MFS Strategic Value VIP to the extent necessary to maintain the annual operating expense of Class A at 0.86% and Class B at 1.010%. (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). Accordingly, for year ended December 31, 2005, the Advisor waived $98,710 of management fees.
(14)	For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class B at 1.051% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $7,449 of record keeping fees for Class B shares of DWS Oak Strategic Equity VIP.
(15)	For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expense of Class B at 1.087% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, 12b-1 fees and fund accounting fee savings). For the year ended December 31, 2005, the Advisor waived $6,545 of record keeping fees for Class B shares of DWS Turner Mid Cap Growth VIP.

33

(16)	The Advisor agreed to limit its management fee to 0.85% for the Scudder Global Blue Chip Portfolio through April 30, 2003. Accordingly, for the year ended December 31, 2003 the Advisor waived $142,979 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.70% for the Portfolio’s average daily net assets.
(17)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS INVESCO Dynamic Growth Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.30% and Class B at 1.55%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.70%. For the year ended December 31, 2003 the Advisor waived $48,767 of management fees.
(18)	For the year ended December 31, 2003 the Advisor agreed to limit its fees and reimburse expenses of each class of the SVS MFS Strategic Value Portfolio to the extent necessary to maintain the annualized expenses of Class A at 1.15% and Class B at 1.40%. Effective May 1, 2003 the Advisor increased the expense limitation for Class B to 1.55%. Accordingly, for the year ended December 31, 2003 the Advisor waived $80,609 of management fee and the fees pursuant to the Management Agreement were equivalent to an annual effective rate of 0.17% of the Portfolio’s average daily net assets.

Subadvisor to DWS Core Fixed Income VIP. On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, parts of its asset management business and related assets based in London and Philadelphia.

Effective December 2, 2005, and pursuant to a written contract with the Advisor, Aberdeen Asset Management Inc. (“AAMI”) is the sub-advisor to the Portfolio (the “Aberdeen Subadvisory Agreement”). As subadvisor, AAMI, under the supervision of the Board of Trustees and the Advisor, makes the Portfolio’s investment decisions, buys and sells securities for the Portfolio and conducts the research that leads to these purchase and sale decisions. AAMI is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. AAMI provides a full range of international investment advisory services to institutional and retail clients. AAMI is a direct wholly-owned subsidiary of Aberdeen PLC, and a registered investment advisor under the Investment Advisers Act of 1940, as amended.

Under the terms of the Aberdeen Subadvisory Agreement, AAMI agrees, subject to the supervision and control of the Advisor and the Board, to manage the securities and assets of the Portfolio entrusted to it by the Advisor and in accordance with the Portfolio’s investment objective, policies and restrictions. AAMI is paid for its services by the Advisor, and not the Portfolio, from its fee as investment advisor to the Portfolio. As compensation for its services under the Aberdeen Subadvisory Agreement, the Advisor pays AAMI a fee at the annual rate of 0.38% of the average daily net assets of the Portfolio, computed daily and paid monthly.

The Aberdeen Subadvisory Agreement will have an initial term of two years (unless sooner terminated) and will remain in effect from year to year thereafter if approved annually (i) by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio, and (ii) by a majority of the Independent Board Members who are not parties to the Agreement, cast in person at a meeting called for such purpose.

AAMI is obligated to pay all expenses (excluding brokerage costs, custodian fees, fees of independent registered public accounting firms or other expenses of the Portfolio to be borne by the Portfolio or the Trust in connection with the performance of its services). The Portfolio bears certain other expenses incurred in its operation. The services of AAMI are not deemed to be exclusive and nothing in the Aberdeen Subadvisory Agreement prevents AAMI or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objective and policies are similar to those of the Portfolio) or from engaging in other activities.

Under the Aberdeen Subadvisory Agreement, AAMI will be liable (i) if it causes the Portfolio to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Prospectus or any written guidelines, policies or instructions provided in writing by the Board or the Advisor, and (ii) for its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Aberdeen Subadvisory Agreement.

34

The subadvisory fee paid by DeIM to AAMI for DWS Core Fixed Income VIP for the period December 2, 2005 to December 31, 2005 was $106,768. Subadvisor to DWS Davis Venture Value VIP. Davis Selected Advisors, L.P. (“DSA”), 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706, is the subadvisor to DWS Davis Venture Value VIP. DSA has served as subadvisor to the Portfolio since its inception. DSA is a limited partnership, Davis Investments, LLC is the general partner; Christopher C. Davis is the managing member of Davis Investments, LLC.

Under the terms of the subadvisory agreement, DSA manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that DSA will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DSA in the performance of its duties or from reckless disregard by DSA of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DSA was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by DSA, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays DSA for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0–$100 million	0.50%
Next $400 million	0.45%
On amounts over $500 million	0.40%

The subadvisory fees paid by DeIM to DSA for DWS Davis Venture Value VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Davis Venture Value VIP	$1,651,883	$1,347,251	$909,672

Subadvisor to DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP. Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Aspen, Colorado, is the subadvisor to DWS Dreman High Return Equity VIP, DWS Dreman Financial Services VIP and DWS Dreman Small Cap Value VIP. DVM is controlled by David N. Dreman. DVM serves as subadvisor pursuant to the terms of a subadvisory agreement between it and the Advisor for each Portfolio. DVM was formed in April 1997 and has served as subadvisor for DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP since their inception and for DWS Dreman Small Cap Value VIP since January 18, 2002. DVM is controlled by David Dreman.

Under the terms of each subadvisory agreement, DVM manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with DVM for DWS Dreman Small Cap Value VIP has an initial term ending June 30, 2007. Each subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b)

35

by the shareholders or the Board of Trustees of the Fund. Each subadvisory agreement may be terminated at any time upon 60 days’ notice by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. DVM may terminate the subadvisory agreement upon 90 days’ notice to the Advisor.

Pursuant to separate subadvisory agreements dated April 8, 2002 and April 5, 2002, DVM receives a subadvisory fee of 1/12 of an annualized rate of 0.3375% of 1% of the average daily net assets for DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP, respectively. Effective January 18, 2002, DVM also receives a subadvisory fee of 1/12 of an annualized rate of 0.375% of 1% of the average daily net assets for DWS Dreman Small Cap Value VIP. Fees paid to DVM for the last three fiscal years were as follows:

	2005	2004	2003
DWS Dreman Financial Services VIP	$502,180	$529,182	$376,743
DWS Dreman High Return Equity VIP	$2,946,412	$2,568,258	$1,800,568
DWS Dreman Small Cap Value VIP	$1,995,042	$1,568,583	$966,304

Subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital Management LLC (“Janus Capital”) 151 Detroit Street, Denver, Colorado 80206-4928, is the subadvisor to DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP. Janus Capital is a direct subsidiary of Janus Capital Group Inc. Janus Capital began serving as investment advisor to Janus Fund in 1970 and currently serves as investment advisor to all of the Janus Funds, acts as subadvisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital has served as subadvisor to the Portfolios since their inception on October 29, 1999.

Under the terms of each subadvisory agreement, Janus Capital manages the investment and reinvestment of each Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

Each subadvisory agreement provides that Janus Capital will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Janus Capital in the performance of its duties or from reckless disregard by Janus Capital of its obligations and duties under the subadvisory agreement.

Each subadvisory agreement with Janus Capital was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Janus Capital, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays Janus Capital for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios	Annual Subadvisory Fee Rate
First $25 million	0.45%
Next $125 million	0.40%
Next $600 million	0.375%
Over $750 million	0.35%

The subadvisory fees paid by DeIM to Janus Capital for DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP for the past three fiscal years is as follows:

	2005	2004	2003
DWS Janus Growth & Income VIP	$569,033	$1,036,387	$936,074
DWS Janus Growth Opportunities VIP	$1,001,098	$696,528	$649,430

36

Subadvisor to DWS Legg Mason Aggressive Growth VIP. Effective August 1, 2005, Salomon Brothers Asset Management Inc. (“SBAM”) is the subadvisor to the Portfolio, replacing INVESCO Institutional (N.A.) Inc. SBAM is a wholly owned subsidiary of Legg Mason, Inc. The portfolio was renamed DWS Legg Mason Aggressive Growth VIP on May 1, 2006. The Advisor pays SBAM for its services as subadvisor a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets	Fee Rate
First $100 million	0.425%
Next $400 million	0.400%
Over $500 million	0.350%

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The subadvisory fee paid by DeIM to SBAM for DWS Legg Mason Aggressive Growth VIP for the period August 1, 2005 to December 31, 2005 was $79,177.

Subadvisor to DWS Mercury Large Cap Core VIP. Fund Asset Management, L.P., doing business as Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, a division of Merrill Lynch Investment Management (“MLIM”) is the Portfolio’s Subadvisor and is responsible for managing the Portfolio’s assets. The Advisor compensates MLIM out of the management fee it receives from the Portfolio.

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement. As of December 31, 2005, MLIM and its affiliates manage over $ billion in client assets worldwide.

DeIM pays a fee to MLIM for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets of the Portfolio	Annualized Rate
On the first $50 million	0.470%
On the next $200 million	0.440%
On the next $250 million	0.400%
On the next $500 million	0.350%
On the next $1.5 billion	0.325%
Over $2.5 billion	0.300%

The subadvisory fees paid by DeIM to MLIM for DWS Mercury Large Cap Core VIP for the past two fiscal years are as follows:

	2005	2004
DWS Mercury Large Cap Core VIP	$13,718	$737

Subadvisor to DWS MFS Strategic Value VIP. Massachusetts Financial Services Company (“MFS”), 500 Boylston Street, Boston, Massachusetts 02116, is the subadvisor to DWS MFS Strategic Value VIP. MFS is controlled by Sun Life of Canada (US) Financial Services Holdings, Inc. MFS has served as the subadvisor to the Portfolio since its inception.

37

Under the terms of the subadvisory agreement, MFS manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that MFS will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MFS in the performance of its duties or from reckless disregard by MFS of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with MFS was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by MFS, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays MFS for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On the first $100 million	0.475%
On the next $150 million	0.425%
On the next $250 million	0.375%
On the next $500 million	0.350%
On the next $500 million	0.275%
Over $1.5 billion	0.250%

The subadvisory fee paid by DeIM to MFS for DWS MFS Strategic Value VIP for the past three fiscal years is as follows:

	2005	2004	2003
DWS MFS Strategic Value VIP	$237,524	$157,472	$49,179

Subadvisor to DWS Oak Strategic Equity VIP. Oak Associates, Ltd. (“Oak”), 3875 Embassy Parkway, Suite 250, Akron, OH 44333, is the subadvisor to DWS Oak Strategic Equity VIP. Oak has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, Oak manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that Oak will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Oak in the performance of its duties or from reckless disregard by Oak of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with Oak was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by Oak, by DeIM or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

38

The Advisor pays Oak for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
On all assets	0.300%

The subadvisory fees paid by DeIM to Oak for DWS Oak Strategic Equity VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Oak Strategic Equity VIP	$239,046	$269,807	$179,780

Subadvisor to DWS Templeton Foreign Value VIP. Templeton Investment Counsel LLC (“Templeton”), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, FL, is the subadvisor for the Portfolio and is responsible for managing the Portfolio’s assets. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. The Advisor compensates Templeton out of the management fee it receives from the Portfolio. Templeton is an indirect, wholly owned subsidiary of Franklin Resources, Inc. (“Resources”), a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson are the principal shareholders of Resources.

The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Belgium, Brazil, Canada, China, France, Germany, Holland (The Netherlands), Hong Kong, India, Ireland, Italy, Japan, Luxembourg, Poland, Russia, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, Turkey, United Kingdom, United Arab Emirates and the United States.

Templeton and its affiliates manage numerous other investment companies and accounts. Templeton may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by it on behalf of the Portfolio. Similarly, with respect to the Portfolio, Templeton is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Templeton or access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund or account. Templeton is not obligated to refrain from investing in securities held by the Portfolio or other funds or accounts it manages. Because Templeton is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Portfolio’s ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Portfolio to acquire or hold that security.

The subadvisory agreement was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Fund who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ written notice by the Advisor or by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

DeIM pays a fee to Templeton for serving as subadvisor to the Portfolio as shown below:

Average Daily Net Assets	Annualized Rate
On the first $50 million	0.625%
On the next $150 million	0.465%
On the next $300 million	0.375%
Over $500 million	0.350%

The subadvisory fees paid by DeIM to Templeton for DWS Templeton Foreign Value VIP for the past two fiscal years are as follows:

	2005	2004
DWS Templeton Foreign Value VIP	$74,309	$4,131

39

Subadvisor to DWS Turner Mid Cap Growth VIP. Turner Investment Partners, Inc. (“TIP”), 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312, is the subadvisor to DWS Turner Mid Cap Growth VIP. TIP is controlled by Robert E. Turner and Mark D. Turner. TIP has served as subadvisor to the Portfolio since its inception on May 1, 2001.

Under the terms of the subadvisory agreement, TIP manages the investment and reinvestment of the Portfolio’s assets and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The subadvisory agreement provides that TIP will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of TIP in the performance of its duties or from reckless disregard by TIP of its obligations and duties under the subadvisory agreement.

The subadvisory agreement with TIP was last renewed on September 23, 2005 and will continue in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by a majority of the shareholders or the Board of Trustees of the Fund. The subadvisory agreement may be terminated at any time upon 60 days’ notice by TIP, by the Advisor or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio and will terminate automatically upon assignment or upon termination of the Portfolio’s investment management agreement.

The Advisor pays TIP for its services a subadvisory fee, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Subadvisory Fee Rate
$0–$50 million	0.550%
Next $250 million	0.525%
On amounts over $250 million	0.500%

The subadvisory fees paid by DeIM to TIP for DWS Turner Mid Cap Growth VIP for the past three fiscal years are as follows:

	2005	2004	2003
DWS Turner Mid Cap Growth VIP	$725,709	$693,454	$465,545

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those portfolios for which a sub-investment advisor manages the portfolio’s investments, references in this section to the “Advisor” should be read to mean a “subadvisor” unless specifically noted.

The policy of the Advisor in placing orders for the purchase and sale of securities for the portfolios is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed, and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

40

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the portfolios to their customers. However, the Advisor does not consider sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolios and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the portfolios as a factor in the selection of broker-dealers to execute portfolio transactions for the portfolios.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), when placing portfolio transactions for a portfolio, to cause the portfolio to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for a portfolio in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may obtain from broker-dealers brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such portfolio. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to a portfolio.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each portfolio and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a portfolio with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by the portfolio, or on the size of the position obtained or disposed of for the portfolio, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the portfolio.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the portfolios and receive brokerage commissions or other transaction-related compensation from the portfolios in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund’s Board, including a majority of the Independent Trustees, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

41

DWS Mid Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Affiliated Managers Group, Inc.	$1,789
Legg Mason, Inc.	$1,296

DWS Blue Chip VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$11,676
Wells Fargo & Co.	$7,439
US Bancorp	$5,601
General Electric Capital Corp.	$4,833
Goldman Sachs	$4,317
Mellon Financial Corp.	$3,089
PNC Financial Services Group	$2,399
KeyCorp.	$1,818
Morgan Stanley	$1,600
Franklin Resources, Inc.	$1,006

DWS Core Fixed Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Merrill Lynch & Co.	$4,367
Amsouth Bancorp	$4,049
HSBC Bank USA	$1,185
Goldman Sachs	$372
BNP Paribas	$291

DWS Global Thematic VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Goldman Sachs	$1,453
Julius Baer International, Ltd.	$1,136
Skandinaviska Enskilda Banken AB	$1,066
Citigroup	$953
Societe Generale	$716
DBS Group Holdings, Ltd.	$655
Bangkok Bank	$627
Credit Suisse Group	$612
Yuan Ta Core Pacific	$523
ABN Amro Holdings NV	$516
Erste Bank Der Oesterreichischen Sparkassen	$366
Sinopac Financial Holdings	$303

42

DWS Government & Agency Securities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS High Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Americredit Corp.	$3,563
Doral Financial Corp.	$2,270

DWS International Select Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BNP Paribas	$6,940
Credit Suisse Group	$6,270
Banca Intesa Spa	$6,171
Allianz AG	$5,856
Australia & New Zealand Banking Group, Plc.	$3,406
Macquaire Bank Ltd.	$3,382

DWS Large Cap Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Amsouth Bancorp	$4,049
Bear Stearns & Co.	$3,154
PNC Financial Services Group, Inc.	$3,432
Suntrust Banks, Inc.	$2,350
Wachovia Corp.	$7,189
Wells Fargo & Co.	$7,087
JP Morgan Chase & Co.	$8,248
Morgan Stanley	$3,331
US Bancorp	$2,974
Bank of America	$9,480

43

DWS Money Market VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BNP Paribas	$3,000
Canadia Imperial Bank	$6,004
Unicredito Italiano SpA	$3,000
HBOS Plc	$3,000

DWS Small Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Wintrust Financial Corp.	$5,589

DWS Strategic Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Americredit Corp.	$358

DWS Technology VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Balanced VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$9,865
Bank of America Corp.	$9,652
JP Morgan Chase	$8,193
Citigroup	$8,129
Wells Fargo & Co.	$7,710
Wachovia Securities	$6,048
Bear Stearns	$4,701
American International Group	$4,126
Merrill Lynch	$3,389
Goldman Sachs	$2,689
Amsouth Bancorp	$2,348
PNC Financial Services Group	$2,164
HSBC Bank USA	$1,173
Americredit Corp.	$558
Piper Jaffray	$501
Oriental Finance Group, Inc.	$388
Fremont General Corp.	$374
Doral Financial Corp.	$365
WSFS Financial	$233
Hanmi Financial Corp.	$196
BNP Paribas	$150
Pacific Capital Bancorp	$114

44

DWS Mercury Large Cap Core VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Templeton Foreign Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio did not hold any securities of its regular brokers or dealers.

DWS Davis Venture Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
JPMorgan Chase & Co.	$15,256
HSBC Holdings Plc	$11,927
Wells Fargo & Co.	$9,399
Citigroup	$9,240
H&R Block, Inc.	$5,696
Fifth Third Bancorp	$2,825
Marsh & McLennan Co., Inc.	$2,693
Lloyds TSB Group PCL	$2,565
Lehman Brothers Holdings, Inc.	$2,563
Morgan Stanley	$2,468
Principal Financial Group, Inc.	$1,271
State Street Corp.	$743

DWS Dreman Financial Services VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Morgan Stanley	$5,588
KeyCorp	$4,572
Mellon Financial Corp.	$3,264
PNC Financial Services Group	$2,927
National City Corp.	$2,294
Regions Financial Corp.	$2,018
Bear Stearns	$1,980
Marshall & Isley Corp.	$1,915
Fifth Third Bancorp	$1,663

DWS Dreman High Return Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

45

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Bank of America Corp.	$24,074
PNC Financial Services Group, Inc.	$10,468
US Bancorp	$7,942
Wachovia Corp.	$7,400
General Electric Capital Corp.	$7,338
Citigroup	$6,532
JPMorgan Chase & Co.	$5,273
Piper Jaffray & Co.	$43

DWS Dreman Small Cap Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
BankAtlantic Bancorp	$1,274

DWS Legg Mason Aggressive Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Lehman Brothers Holdings, Inc.	$2,563
Merrill Lynch	$1,523
Nasdaq 100	$990

DWS Janus Growth & Income VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Citigroup	$7,751
Goldman Sachs	$4,983
General Electric Capital Corp.	$4,746
JPMorgan Chase & Co.	$4,458
Lehman Brothers Holdings, Inc.	$3,484
US Bancorp	$3,105
Merrill Lynch	$2,819
Morgan Stanley	$1,796

DWS Janus Growth Opportunities VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
General Electric Capital Corp.	$9,399
Morgan Stanley	$1,913

46

DWS MFS Strategic Value VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
JPMorgan Chase & Co.	$2,736
PNC Financial Services Group, Inc.	$2,557
Bank of America Corp.	$2,444
Mellon Financial	$2,066
Merrill Lynch	$1,242

DWS Oak Strategic Equity VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
Charles Schwab & Co.	$4,920
Citigroup	$3,193

DWS Turner Mid Cap Growth VIP: The Portfolio is required to identify any securities of its “regular brokers or dealers” (as such term is defined in the 1940 Act) that the Portfolio has acquired during the most recent fiscal year. As of December 31, 2005, the Portfolio held the following securities of its regular brokers or dealers:

Name of Regular Broker or Dealer or Parent (Issuer)	Value of Securities Owned as of December 31, 2005 (in thousands)
T. Rowe Price Group, Inc.	$2,181
Chicago Mercantile Exchange Holdings	$1,871
Affiliated Managers Group, Inc.	$1,762
Mellon Financial Corp.	$1,716
Ameritrade Holding Corp.	$1,576

The table below shows total brokerage commissions paid by each Portfolio for the last three fiscal years, as applicable.

Portfolio	Fiscal 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP	$138,639	$144,175	$129,184
DWS Blue Chip VIP	7,140,407	$437,994	$365,208
DWS Core Fixed Income VIP	$0	$0	$0
DWS Global Thematic VIP	$260,871	$149,399	$97,252
DWS Government & Agency Securities VIP	$8,678	$0	$0
DWS High Income VIP	$0	$0	$0
DWS International Select Equity VIP	$633,618	$553,166	$461,119
DWS Large Cap Value VIP	$377,944	$270,524	$362,438
DWS Money Market VIP	$0	$0	$0
DWS Small Cap Growth VIP	$821,102	$937,527	$982,755
DWS Strategic Income VIP	$11,767	$0	$0
DWS Technology VIP	$1,109,118	$982,299	$591,677
DWS Balanced VIP	$559,360	$259,205	$139,867
DSW Mercury Large Cap Core VIP(1)	$2,210	$891	N/A
DWS Templeton Foreign Value VIP(1)	$12,934	$2,724	N/A
DWS Davis Venture Value VIP	$82,063	$72,280	$52,683
DWS Dreman Financial Services VIP	$73,272	$27,369	$39,552
DWS Dreman High Return Equity VIP	$164,905	$182,508	$339,487
DWS Dreman Small Cap Value VIP	$1,430,062	$1,449,022	$1,129,408
DWS Legg Mason Aggressive Growth VIP	$89,152	$118,590	$113,346
DWS Janus Growth & Income VIP	$123,775	$211,249	$176,783
DWS Janus Growth Opportunities VIP	$117,702	$163,724	$161,639
DWS MFS Strategic Value VIP	$104,259	$88,774	$28,139
DWS Oak Strategic Equity VIP	$55,659	$113,050	$48,753
DWS Turner Mid Cap Growth VIP	$379,027	$741,896	$1,123,591

(1)	Commenced operations on November 15, 2004.

47

In addition, for the fiscal year ended December 31, 2005:

Portfolio	Percentage of Commissions Paid to Affiliated Brokers	Percentage of Transactions Involving Commissions Paid to Affiliated Brokers	Dollar Amount of Commissions Paid to Brokers for Research Services
DWS Mid Cap Growth VIP	0%	0%	$0
DWS Blue Chip VIP	0	0	$0
DWS Large Cap Value VIP	0	0	$0
DWS Core Fixed Income VIP	0	0	$0
DWS Global Thematic VIP	0	0	$0
DWS Government & Agency Securities VIP	0	0	$0
DWS High Income VIP	0	0	$0
DWS International Select Equity VIP	0	0	$0
DWS Money Market VIP	0	0	$0
DWS Small Cap Growth VIP	0	0	$0
DWS Strategic Income VIP	0	0	$0
DWS Technology VIP	0	0	$0
DWS Balanced VIP	0	0	$0
DWS Mercury Large Cap Core VIP	0	0	$0
DWS Templeton Foreign Value VIP	0	0	$0
DWS Davis Venture Value VIP	0	0	$0
DWS Dreman Financial Services VIP	0	0	$0
DWS Dreman High Return Equity VIP	0	0	$0
DWS Dreman Small Cap Value VIP	0	0	$0
DWS Legg Mason Aggressive Growth VIP	0	0	$0
DWS Janus Growth & Income VIP	0	0	$0
DWS Janus Growth Opportunities VIP	0	0	$0
DWS MFS Strategic Value VIP	0	0	$0
DWS Oak Strategic Equity VIP	0	0	$0
DWS Turner Mid Cap Growth VIP	0	0	$0

Codes of Ethics. The Fund, Advisor and subadvisors, and principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund and employees of the Advisor or Subadvisors, and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Portfolios, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Portfolios. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, imposes holding periods (generally 30 days) on most transactions and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

48

Compensation of Portfolio Managers Advised by the Advisor or its Affiliates. For all portfolio managers, except those listed below in “For certain senior investment professionals managing the following portfolios: DWS High Income VIP, DWS Strategic Income VIP and DWS Balanced VIP.” The Portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Advisor uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Advisor analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

For certain senior investment professionals managing the following portfolios: DWS High Income VIP, DWS Strategic Income VIP and DWS Balanced VIP. These portfolios have been advised that the Advisor seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation. Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisor through adherence to the Advisor’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Advisor has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Advisor believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed, consistent investment approach that has benefited portfolio shareholders over time.

49

Portfolio Ownership of Portfolio Managers. For Portfolios managed by the Advisor the following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team (except DWS Money Market VIP) in the applicable Portfolio as well as in all DWS Funds as a group (i.e. those funds/portfolios advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned		Dollar Range of All DWS Fund Shares Owned
Balanced	Andrew Cestone	$0	(1)	Over $1,000,000
	William Chepolis	$0		$500,001-$1,000,000
	Inna Okounkova	$0		$100,001-$500,000
	Thomas F. Sassi	$0		$100,001-$500,000
	Julie VanCleave	$0		Over $1,000,000
	Robert Wang	$0		$500,001-$1,000,000

Blue Chip	Julie Abbett	$0		Over $1,000,000
	Robert Wang	$0		$500,001-$1,000,000
	Jin Chen	$0		$50,001-$100,000

Global Thematic	Steve M. Wreford	$0		$100,001-$500,000
	Oliver Kratz	$0		$100,001-$500,000

Government & Agency Securities	William Chepolis	$0	(2)	$500,001-$1,000,000

High Income	Andrew P. Cestone	$0		Over $1,000,000

International Select Equity	Matthias Knerr	$0	(3)	$100,001-$500,000

Large Cap Value	Thomas F. Sassi	$0		$100,001-$500,000
	Steve Scrudato	$0		$100,001-$500,000

Mid Cap Growth	Robert S. Janis	$0		$100,001-$500,000

Small Cap Growth	Robert S. Janis	$0		$100,001-$500,000

Strategic Income	Andrew P. Cestone	$0		Over $1,000,000
	William Chepolis	$0		$100,001-$500,000
	Robert Wang	$0		$500,001-$1,000,000

Technology	Brian S. Peters	$0		$50,001-$100,000
	Kelly P. Davis	$0		$10,001-$50,000

(1)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold over $1,000,000 in DWS Balanced Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(2)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $10,001-$50,000 in DWS Government & Agency Securities Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”
(3)	Although the Portfolio Manager does not have an investment in this variable annuity portfolio, the Portfolio Manager does hold $100,001-$500,000 in DWS International Select Equity Fund, the retail mutual fund that has the same investment strategy. This investment is included in the “Dollar Range of All DWS Fund Shares Owned.”

50

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager of Portfolios managed by the Advisor, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	11	$8,374,560,023	0	$0
	William Chepolis	15	$11,570,769,898	0	$0
	Inna Okounkova	10	$3,419,031,192	0	$0
	Thomas F. Sassi	2	$2,264,837,207	0	$0
	Robert Wang	25	$5,874,984,861	0	$0
Blue Chip	Julie Abbett	3	$1,140,738,858	0	$0
	Robert Wang	8	$2,804,960,996	0	$0
	Jin Chen	3	$1,140,738,858
Global Thematic	Oliver Kratz	4	$2,705,843,043	0	$0
Government & Agency Securities	William Chepolis	15	$11,967,686,276	0	$0
High Income	Andrew P. Cestone	25	$2,145,940,881	0	$0
International Select Equity	Matthias Knerr	4	$2,986,050,395	0	$0
Large Cap Value	Thomas F. Sassi	3	$2,959,377,897	0	$0
	Steve Scrudato	2	$2,103,161,241	0	$0
Mid Cap Growth	Robert S. Janis	4	$2,241,029,312	0	$0
Small Cap Growth	Robert S. Janis	4	$2,023,272,795	0	$0
Strategic Income	Andrew P. Cestone	25	$4,656,345,231	0	$0
	William Chepolis	25	$5,985,516,164	0	$0
	Robert Wang	31	$3,393,242,507	0	$0
Technology	Brian S. Peters	1	$1,326,713,349	0	$0
	Kelly P. Davis	1	$1,326,713,349	0	$0

51

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	0	$0	0	$0
	William Chepolis	0	$0	0	$0
	Inna Okounkova	5	$144,851,864	0	$0
	Thomas F. Sassi	2	$22,289,373	0	$0
	Julie VanCleave	0	$0	0	$0
	Robert Wang	26	$216,836,429	0	$0
Blue Chip	Julie Abbett	7	$104,323,096	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
	Jin Chen	7	$104,323,096
Global Thematic	Oliver Kratz	3	$533,396,687	0	$0
Government & Agency Securities	William Chepolis	0	$0	0	$0
High Income	Andrew P. Cestone	3	$256,102,833	0	$0
International Select Equity	Matthias Knerr	5	$46,365,659	0	$0
Large Cap Value	Thomas F. Sassi	2	$22,289,373	0	$0
	Steve Scrudato	2	$22,289,373	0	$0
Mid Cap Growth	Robert S. Janis	2	$2,638,157	0	$0
Small Cap Growth	Robert S. Janis	2	$2,638,157	0	$0
Strategic Income	Andrew P. Cestone	3	$256,102,833	0	$0
	William Chepolis	0	$0	0	$0
	Robert Wang	9	$312,463,092	0	$0
Technology	Brian S. Peters	0	$0	0	$0
	Kelly P. Davis	0	$0	0	$0

52

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Balanced	Andrew Cestone	0	$0	0	$0
	William Chepolis	1	$306,664,004	0	$0
	Inna Okounova	0	$0	0	$0
	Thomas Sassi	64	$4,043,932,244	0	$0
	Julie VanCleave	14	$1,279,351,379	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
Blue Chip	Julie Abbett	4	$814,216,970	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
	Jin Chen	4	$814,216,970
Global Thematic	Oliver Kratz	6	$869,656,192	0	$0
Government & Agency Securities	William Chepolis	1	$306,664,004	0	$0
High Income	Andrew P. Cestone	21	$203,370,712	0	$0
International Select Equity	Matthias Knerr	3	$484,336,218	0	$0
Large Cap Value	Thomas F. Sassi	64	$4,043,932,244	0	$0
	Steve Scrudato	64	$4,043,932,244	0	$0
Mid Cap Growth	Robert S. Janis	4	$413,907,642
Small Cap Growth	Robert S. Janis	4	$413,907,642	0	$0
Strategic Income	Andrew P. Cestone	18	$203,370,712	0	$0
	William Chepolis	2	$157,019,931	0	$0
	Robert Wang	35	$6,041,714,812	0	$0
Technology	Brian S. Peters	0	$0	0	$0
	Kelly P. Davis	0	$0	0	$0

In addition to the accounts above, an investment professional may have personal accounts that may include holdings that are similar to, or the same as, those of the Portfolios. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Portfolios and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one Portfolio or account, including the following:

•	Certain investments may be appropriate for a Portfolio and also for other clients advised by the Advisor, including other client accounts managed by a Portfolio’s management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after

53

consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for a Portfolio may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Portfolio and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Board.

Compensation of Portfolio Managers of Subadvised Portfolios.

DWS Core Fixed Income VIP

Aberdeen PLC and its subsidiaries, including AAMI, are known as “Aberdeen.” Aberdeen’s remuneration policy (“Policy”) is designed to reflect the importance of recruiting, retaining and motivating senior executives and portfolio managers of the caliber necessary to maintain and improve Aberdeen’s position in the asset management industry. The Policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives. The elements of the Policy as it relates to the Portfolio’s portfolio managers are as follows:

Basic salary. The salaries of all employees are reviewed annually and are determined by reference to external market research. Aberdeen’s Policy is to pay salaries which, when taken together with other benefits, will provide a remuneration package that is reasonable and competitive in the asset management industry. Aberdeen participates in compensation surveys which provide salary comparisons for a range of employees across Aberdeen. Aberdeen also considers information included in other publicly available research and survey results. Staff performance is reviewed formally once a year with mid-term reviews. The review process looks at all of the ways in which an individual has contributed to the organization, and specifically, in the case of portfolio managers, to the investment team.

Annual bonus. The Policy is to recognize corporate and individual achievements each year through an appropriate annual bonus plan. The aggregate amount of a cash bonus available in any year is dependent on Aberdeen’s overall performance

54

and profitability. Consideration will also be given to the levels of bonuses paid in the marketplace. Individual awards, payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by Aberdeen’s Remuneration Committee. Portfolio managers’ bonuses are based on a combination of the investment team’s overall performance, the individual’s performance and the overall performance of Aberdeen. In calculating a portfolio manager’s bonus, Aberdeen takes into consideration the performance of funds managed by the team as well as more subjective issues that benefit Aberdeen. Portfolio manager performance on investment matters is judged over all funds to which the fund manager contributes. Performance is measured against appropriate market indices as well as peer universes over various time periods.

Deferred bonus. A deferred bonus plan exists and is designed to encourage the retention of certain key employees identified as critical to Aberdeen’s achievement of its long-term goals. Deferred bonuses may be in the form of deferred equity in Aberdeen PLC.

Retention and incentives for former Deutsche Asset Management employees. In addition to the Policy, appropriate retention and incentive arrangements have been put into place for certain employees of the former Deutsche Asset Management businesses, including in some cases participation in a long-term incentive plan. The costs of these arrangements are being borne by both Deutsche Asset Management and Aberdeen.

DWS Legg Mason Aggressive Growth VIP

Salomon Brothers Asset Management (“SBAM”) investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel. SBAM is a wholly-owned subsidiary of Legg Mason, Inc.

SBAM has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of SBAM investment professionals with those of fund shareholders and other SBAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of SBAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-SBAM investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). SBAM may also measure the team’s pre-tax investment performance against additional benchmarks, as it determines appropriate. Longer-term (5- year) performance will be more heavily weighted than shorter-term (1- year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable SBAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable SBAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 50% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, and 50% may be received in the form of Legg Mason restricted stock shares.

DWS Mercury Large Cap Core VIP

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

55

Compensation. The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary. Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation. MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

To that end, the portfolio manager incentive compensation is derived based on the portfolio manager’s performance of the products they manage, investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, performance relative to peers, external market conditions and year over year performance. In addition, portfolio manager’s compensation can be based on MLIM’s investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus. Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus. A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the company’s performance. Portfolio managers therefore have a direct incentive to protect ML’s reputation for integrity.

Other Benefits. Portfolio Managers are also eligible to participate in broad-based plans offered generally to Merrill Lynch employees, including broad-based retirement, 401(k), health and other employee benefit plans.

DWS Templeton Foreign Value VIP

Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton budget guidelines. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

56

Annual bonus. Each portfolio manager is eligible to receive an annual bonus. Franklin Templeton feels that portfolio managers should have some deferred or equity-based compensation in order to build a vested interest in the company and its shareholders. With this in mind, bonuses generally are split between cash (65%) and restricted shares of Franklin Resources stock (35%). Larger bonus awards are 50% cash and 50% in restricted shares of Franklin Resources stock. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and aligns the financial incentives of Templeton Investment Counsel and the portfolio manager. Any bonus under the plan is completely discretionary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

Assets: The size and complexity of funds and overall asset size of those funds managed by the portfolio manager are factored in the manager’s appraisal.

Investment Performance: The historic investment performance of all accounts managed by the portfolio manager is considered. The pre-tax performance of each fund managed is measured relative to an appropriate securities market index.

Research: Since the Templeton global equity team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-Investment Performance: For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Additional long term equity-based compensation: Portfolio managers may be awarded options to purchase common shares of Franklin Resources stock that would permit the portfolio to purchase a set amount of shares at the market price on the date of grant. Some portfolio managers may be granted additional restricted shares of Franklin Resources stock. Awards of such equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

DWS Davis Venture Value VIP

Kenneth Feinberg’s compensation as a Davis Advisors employee consists of (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors’ profits, (iii) awards of equity (“Units”) in Davis Advisors including Units, options on Units, and/or phantom Units, and (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee’s name based on fund performance, after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by Morningstar or Lipper. Davis Advisors’ portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees. Christopher Davis’ annual compensation as an employee and general partner of Davis Advisors consists of a base salary.

DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

The Portfolios have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The subadvisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry, specifically, investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to a portfolio’s performance relative to its benchmark.

57

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The subadvisor’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty-five percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a non-discriminatory plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the subadvisor’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

•	Relative ranking of a portfolio’s performance against its peers in the one, three and five year pre-tax investment performance categories. The portfolios’ performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

•	Relative performance of a portfolio’s performance against the pre-determined indices for the product strategy against which a portfolio’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

•	Performance of a portfolio measured through attribution analysis models which analyses the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

•	Ability to work well with other members of the investment professional team and mentor junior members.

•	Contributions to the organizational overall success with new product strategies.

•	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

The following describes the structure and method of calculating the portfolio manager’s compensation.

The portfolio manager is compensated by Janus Capital for managing a Portfolio and any other funds, portfolios or accounts managed by the portfolio manager (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary and an additional amount calculated based on factors such as the complexity of managing funds and other accounts, scope of responsibility (including assets under management), tenure and long-term performance as a portfolio manager.

58

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. restricted stock, stock options and a cash deferred award aligned with Janus fund shares). Variable compensation is structured to pay the portfolio manager primarily on individual performance, with additional compensation available for team performance and a lesser component based on net asset flows in the Managed Funds. Variable compensation is based on pre-tax performance of the Managed Funds.

The portfolio manager’s individual performance compensation is determined by applying a multiplier tied to the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking for one- and three-year performance periods, if applicable, with a greater emphasis on three year results. The multiplier is applied against the portfolio manager’s fixed compensation. The portfolio manager is also eligible to receive additional individual performance compensation if the Managed Funds achieve a certain rank in their Lipper peer performance groups in each of three, four, or five consecutive years. The portfolio manager’s compensation is also subject to reduction in the event that the Managed Funds incur material negative absolute performance, and the portfolio manager will not be eligible to earn any individual performance compensation if the Managed Funds’ performance does not meet or exceed a certain ranking in their Lipper peer performance group.

The portfolio manager is also eligible to participate with other Janus equity portfolio managers in a team performance compensation pool which is derived from a formula tied to the team’s aggregate asset-weighted Lipper peer group performance ranking for the one-year performance period. Such compensation is then allocated among eligible individual equity portfolio managers at the discretion of Janus Capital. No team performance compensation is paid to any equity portfolio manager if the aggregate asset-weighted team performance for the one-year period does not meet or exceed a certain rank in the relevant Lipper peer group.

The portfolio manager may elect to defer payment of a designated percentage of fixed compensation and/or up to all variable compensation in accordance with the Janus Executive Income Deferral Program.

DWS Janus Growth Opportunities VIP’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds. DWS Janus Growth & Income VIP’s Lipper peer group for compensation purposes is the Large-Cap Core Funds.

DWS MFS Strategic Value VIP

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus – Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

59

DWS Oak Strategic Equity VIP

James D. Oelschlager owns 99% of Oak Associates, ltd. As a result, Mr. Oelschlager earns 99% of the net profits from Oak Associates, ltd.

DWS Turner Mid Cap VIP

Compensation. Turner’s investment professionals receive a base salary commensurate with their level of experience. Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

Portfolio Ownership of Portfolio Managers for each Portfolio managed by a Subadvisor. The following table shows the dollar range of shares owned beneficially and of record by each member of the Portfolios’ management team in the applicable Portfolio, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Portfolios’ most recent fiscal year end.

Name of Portfolio	Name of Portfolio Manager	Dollar Range of Portfolio Shares Owned
Core Fixed Income	Gary W. Bartlett	$0
	J. Christopher Gagnier	$0
	Warren S. Davis	$0
	Daniel R. Taylor	$0
	Thomas J. Flaherty	$0
	Timothy C. Vile	$0
	William T. Lissenden	$0

Mercury Large Cap Core	Robert C. Doll	$0

Templeton Foreign Value	Antonio Docal	$0

Davis Venture Value	Christopher C. Davis	$0
	Kenneth Charles Feinberg	$0

Dreman Financial Services	David N. Dreman	Over $100,000,000
	F. James Hutchinson	$0

Dreman High Return Equity	David N. Dreman	$0
	F. James Hutchinson	$0

Dreman Small Cap Value	David N. Dreman	$0
	Nelson Woodward	$0

60

Legg Mason Aggressive Growth	Richard Freeman	$0

Janus Growth & Income	Minyoung Sohn	$0

Janus Growth Opportunities	Marc Pinto	$0

MFS Strategic Value	Kenneth J. Enright	$0
	Alan T. Langsner	$0
Oak Strategic Equity	James D. Oelschlager	$0

Turner Mid Cap Growth	Christopher K. McHugh	$0
	William C. McVail	$0
	Robert E. Turner	$0

Although the portfolio managers do not have an investment in the portfolios, the portfolio managers may have an investment in the retail fund that has the same investment strategy.

Conflicts of Interest. In addition to managing the assets of the Portfolios, the portfolio managers may have responsibility for managing other client accounts of the applicable subadvisor. The tables below show for each Portfolio managed by a Subadvisor, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than a portfolio, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Portfolios’ most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	8	$3,091,919,797	0	$0
	J. Christopher Gagnier	8	$3,091,919,797	0	$0
	Warren S. Davis, III	8	$3,091,919,797	0	$0
	Daniel R. Taylor	8	$3,091,919,797	0	$0
	Thomas J. Flaherty	8	$3,091,919,797	0	$0
	Timothy C. Vile	8	$3,091,919,797	0	$0
	William T. Lissenden	8	$3,091,919,797	0	$0

Mercury Large Cap Core	Robert C. Doll	17	$8,385,700,000	0	$0

Templeton Foreign Value	Antonio Docal	6	$7,909,200,000	0	$0

Davis Venture Value	Christopher C. Davis	24	$57,000,000,000	0	$0
	Kenneth Charles Feinberg	24	$57,000,000,000	0	$0

Dreman Financial Services	David N. Dreman	3	$1,500,000,000	0	$0
	F. James Hutchinson	1	$1,400,000,000	0	$0

61

Dreman High Return Equity	David N. Dreman	3	$1,500,000,000		0	$0
	F. James Hutchinson	1	$1,400,000,000		0	$0

Dreman Small Cap Value	David N. Dreman	3	$1,500,000,000		0	$0
	Nelson Woodward	1	$1,400,000,000		0	$0

Legg Mason Aggressive Growth	Richard Freeman	13	$12,390,000,000		0	$0

Janus Growth & Income	Minyoung Sohn	8	$7,828,108,811		0	$0

Janus Growth Opportunities	Marc Pinto	10	$7,390,215,237		0	$0

MFS Strategic Value	Kenneth J. Enright	12	$23,840,196,912	(3)	0	$0
	Alan T. Langsner	12	$23,840,196,192	(3)	0	$0

Oak Strategic Equity	James D. Oelschlager	1	$22,532,679		0	$0

Turner Mid Cap Growth	Christopher K. McHugh	17	$3,400,000,000		1	$741,000,000
	William C. McVail	15	$3,200,000,000		0	$0
	Robert E. Turner	22	$4,400,000,000		1	$741,000,000

(3)	Includes the assets of DWS MFS Strategic Value VIP.

Other Pooled Investment Vehicles Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	14	$3,939,987,953	0	$0
	J. Christopher Gagnier	14	$3,939,987,953	0	$0
	Warren S. Davis	14	$3,939,987,953	0	$0
	Daniel R. Taylor	14	$3,939,987,953	0	$0
	Thomas J. Flaherty	14	$3,939,987,953	0	$0
	Timothy C. Vile	14	$3,939,987,953	0	$0
	William T. Lissenden	14	$3,939,987,953	0	$0

Mercury Large Cap Core	Robert C. Doll	6	$4,683,500,000	0	$0

Templeton Foreign Value	Antonio Docal	17	$1,694,000,000	0	$0

Davis Venture Value	Christopher C. Davis	10	$1,000,000,000	0	$0
	Kenneth Charles Feinberg	10	$1,000,000,000	0	$0

62

Dreman Financial Services	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman High Return Equity	David N. Dreman	2	$46,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman Small Cap Value	David N. Dreman	2	$46,000,000	0	$0
	Nelson Woodward	2	$46,000,000	0	$0

Legg Mason Aggressive Growth	Richard Freeman	2	$340,000,000	0	$0

Janus Growth & Income	Minyoung Sohn	0	$0	0	$0

Janus Growth Opportunities	Marc Pinto	2	$82,643,135	0	$0

MFS Strategic Value	Kenneth J. Enright	1	$125,323,419	0	$0
	Alan T. Langsner	2	$1,338,777,676	0	$0

Oak Strategic Equity	James D. Oelschlager	1	$828,946,550	0	$0

Turner Mid Cap Growth	Christopher K. McHugh	29	$527,000,000	1	$13,000,000
	William C. McVail	17	$228,000,000	1	$13,000,000
	Robert E. Turner	29	$609,000,000	0	$0

Other Accounts Managed:

Name of Portfolio	Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Core Fixed Income	Gary W. Bartlett	153	$17,598,133,380	1	$103,088,903
	J. Christopher Gagnier	153	$17,598,133,380	1	$103,088,903
	Warren S. Davis	153	$17,598,133,380	1	$103,088,903
	Daniel R. Taylor	153	$17,598,133,380	1	$103,088,903
	Thomas J. Flaherty	153	$17,598,133,380	1	$103,088,903
	Timothy C. Vile	153	$17,598,133,380	1	$103,088,903
	William T. Lissenden	153	$17,598,133,380	1	$103,088,903
Mercury Large Cap Core	Robert C. Doll	4	$818,300,000	0	$0
Templeton Foreign Value	Antonio Docal	23	$4,398,900,000	0	$0
Davis Venture Value	Christopher C. Davis	37,500	$11,200,000,000	0	$0
	Kenneth Charles Feinberg	37,500	$11,200,000,000	0	$0
Dreman Financial Services	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

63

Dreman High Return Equity	David N. Dreman	99	$2,200,000,000	0	$0
	F. James Hutchinson	0	$0	0	$0

Dreman Small Cap Value	David N. Dreman	99	$2,200,000,000	0	$0
	Nelson Woodward	99	$2,200,000,000	0	$0

Legg Mason Dynamic Growth	Richard Freeman	125,829	$10,730,000,000	0	$0

Janus Growth & Income	Minyoung Sohn	1	$7,114,012	0	$0

Janus Growth Opportunities	Marc Pinto	27	$477,804,583	2	$251,336,722

MFS Strategic Value	Kenneth J. Enright	0	$0	0	$0
	Alan T. Langsner	0	$0	0	$0

Oak Strategic Equity	James D. Oelschlager	767	$0	2	$905,993,458

Turner Mid Cap Growth	Christopher K. McHugh	73	$4,500,000,000	3	$174,000,000
	William C. McVail	65	$3,700,000,000	3	$174,000,000
	Robert E. Turner	92	$7,400,000,000	1	$19,000,000

Potential Conflicts of Interest for Subadvised Portfolios’ Managers.

DWS Mercury Large Cap Core VIP

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolio and also for other clients advised by MLIM and its affiliates, including other client accounts managed by the Portfolio’s management team. Investment decisions for the Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Portfolio may differ from the results achieved by other clients of MLIM and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM to be equitable to each. MLIM will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Portfolio. Purchase and sale orders for the Portfolio may be combined with those of other clients of MLIM and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that the Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolio, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where: (i) MLIM may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages; or (ii) where a member of the Portfolio’s management team owns an interest in one fund or account he or she manages and not another.

64

DWS Templeton Foreign Value VIP

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

DWS Davis Venture Value VIP

Potential conflicts of interest actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and /or other accounts are presented with the following potential conflicts:

•	The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Davis Advisors other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

65

•	Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly overtime. Davis Advisors does not receive an incentive based fee on any account.

DWS Dreman Financial Services VIP, DWS Dreman High Return Equity VIP and DWS Dreman Small Cap Value VIP

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor mitigates potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The subadvisor’s investment professional are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Legg Mason Aggressive Growth VIP

Material Conflicts of Interest.

Material conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

These potential conflicts include:

Allocation of Limited Time and Attention.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.

If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.

At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager

66

may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.

Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.

A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.

The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP

The portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Fees may vary among these accounts and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, these risks may be mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager may be generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors.

DWS MFS Strategic Value VIP

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

In certain instances there may be securities which are suitable for the Portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Portfolio and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

67

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. MFS and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio — for instance, those that pay a higher advisory fee and/or have a performance fee.

DWS Oak Strategic Equity VIP

The subadvisor does not believe that there are potential material conflicts of interest that would arise because James D. Oelschlager puts his own assets in the same areas he puts his clients’ assets while adhering to the Code of Ethics of Oak Associates ltd.

DWS Turner Mid Cap Growth VIP

As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Portfolio where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading related to the side by side management of accounts with performance-based fees and accounts with fixed fees, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

DISTRIBUTOR

DWS Scudder Distributors, Inc. (“DWS-SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of DeIM, is the distributor and principal underwriter for shares of each Portfolio pursuant to an Underwriting Agreement in the continuous offering of its shares. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days’ notice.

Each Portfolio has adopted a distribution plan under Rule 12b-1 (the “Plan”) that provides for fees payable as an expense of the Class B shares. Under the plan, the Fund may make quarterly payments as reimbursement to the distributor for distribution and shareholder servicing related expenses incurred or paid by the distributor or a participating insurance company. No such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of .25% of the average daily net assets of Class B shares during that quarterly period. The fee is payable by the Fund, on behalf of each Portfolio, of up to 0.25% of the average daily net assets attributable to the Class B shares of a Portfolio. Because 12b-1 fees are paid out of Portfolio assets on an ongoing basis, they will, over time, increase the cost of investment and may cost more than other types of sales charges. The Plan and any Rule 12b-1-related agreement that is entered into by the Fund or the Distributor in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Fund’s Board of Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Fund or a Portfolio (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, or the Rule 12b-1 related agreement, as applicable. In addition, the Plan and any Rule 12b-1 related agreement, may be terminated as to Class B shares of a Portfolio at any time, without penalty, by vote of a majority of the outstanding Class B shares of that Portfolio or by vote of a majority of the Independent Trustees. The Plan and Underwriting Agreement also provide that it may not be amended to increase materially the amount that may be spent for distribution of Class B shares of a Portfolio without the approval of Class B shareholders of that Portfolio.

68

For the fiscal years ended December 31, 2005 and 2004, respectively, the distribution fees paid were as follows:

Portfolio	Total Fees for Fiscal 2005	Fees Waived	Unpaid at December 31, 2005	Total Fees for Fiscal 2004
DWS Mid Cap Growth VIP	$15,682	$0	$1,509	$12,985
DWS Blue Chip VIP	$101,201	$0	$9,106	$67,530
DWS Core Fixed Income VIP	$220,712	$0	$16,924	$175,814
DWS Global Thematic VIP	$38,339	$0	$3,983	$23,461
DWS Government & Agency Securities VIP	$120,593	$0	$9,901	$112,953
DWS High Income VIP	$139,382	$0	$11,558	$116,895
DWS International Select Equity VIP	$133,737	$0	$12,631	$78,650
DWS Large Cap Value VIP	$100,801	$0	$8,454	$81,071
DWS Money Market VIP	$140,673	$0	$13,454	$157,184
DWS Small Cap Growth VIP	$85,045	$0	$8,149	$55,527
DWS Strategic Income VIP	$58,999	$2,527	$3,902	$39,636
DWS Technology VIP	$37,898	$0	$3,494	$34,701
DWS Balanced VIP	$82,992	$0	$7,009	$66,432
DWS Mercury Large Cap Core VIP	$5,900	$579	$0	$229
DWS Templeton Foreign Value VIP	$11,702	$2,484	$0	$846
DWS Davis Venture Value VIP	$177,310	$0	$16,146	$121,863
DWS Dreman Financial Services VIP	$42,361	$0	$3,703	$34,738
DWS Dreman High Return Equity VIP	$312,165	$0	$27,861	$230,719
DWS Dreman Small Cap Value VIP	$189,045	$0	$16,717	$128,313
DWS Legg Mason Aggressive Growth VIP	$18,686	$0	$1,948	$14,375
DWS Janus Growth & Income VIP	$70,642	$0	$6,642	$53,141
DWS Janus Growth Opportunities VIP	$22,312	$0	$2,143	$17,186
DWS MFS Strategic Value VIP	$82,714	$0	$3,791	$59,488
DWS Oak Strategic Equity VIP	$50,458	$0	$4,285	$42,282
DWS Turner Mid Cap Growth VIP	$60,306	$0	$5,613	$46,764

In addition, DWS-SDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

FUND SERVICE PROVIDERS

Transfer Agent

DWS Scudder Investments Service Company (“DWS-SISC”), 811 Main Street, Kansas City, Missouri 64105-2005, an affiliate of the Advisor, acts as each Portfolio’s transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Portfolios.

Recordkeeping

Technically, the shareholders of the Portfolios of the Fund are the Participating Insurance Companies that offer the Portfolios as investment options for holders of certain variable annuity contracts and variable life insurance policies.

69

Effectively, ownership of Portfolio shares is passed through to insurance company contract and policy holders. The holders of the shares of the Portfolios on the records of the Fund are the Participating Insurance Companies and no information concerning the Portfolio holdings of specific contract and policy holders is maintained by the Fund. The insurance companies place orders for the purchase and redemption of Portfolio shares with the Fund reflecting the investment of premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual contract and policy holders; and they prepare and mail to contract and policy holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolios of the Fund may compensate certain insurance companies for record keeping and other administrative services performed with regard to holdings of Class B Portfolio shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for each portfolio in the Class B Shares Prospectus (see “How Much Investors Pay” in a Portfolio’s prospectus). In addition, the Advisor may, from time to time, pay from its own resources certain insurance companies for record keeping and other administrative services related to Class A and Class B shares of the Portfolios held by such insurance companies on behalf of their contract and policy holders.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the DWS International Select Equity VIP and DWS Global Thematic VIP). Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of DWS International Select Equity VIP and DWS Global Thematic VIP. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios.

For DWS High Income VIP, DWS Core Fixed Income VIP, DWS Strategic Income VIP, DWS Technology VIP, DWS Balanced VIP, DWS Davis Venture Value VIP, DWS Legg Mason Aggressive Growth VIP and DWS Janus Growth & Income VIP: Each of the above-noted Portfolios employs State Street Bank and Trust Company (“SSB”) 225 Franklin Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the Investment Advisor, as subcustodian (“DB Subcustodian”) in certain countries. To the extent a Portfolio holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the “Omnibus Account”). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

Independent Registered Public Accounting Firm

The Fund’s independent registered public accounting firm, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116 audit and report on the Portfolios’ annual financial statements, review certain regulatory reports and the Portfolios’ federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to the Fund and its Independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corp. (“DWS-SFAC”), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of DeIM, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. DWS-SFAC receives no fee for its services to each Portfolio, other than the Portfolios noted below. However, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services to other Portfolios under its agreement with such Portfolios.

70

For the fiscal years ended December 31, 2005, 2004 and 2003, respectively, DWS-SFAC received the following fees for its services for the following Portfolios:

Portfolio	Fiscal 2005	Waived	Unpaid at December 31, 2005	Fiscal 2004	Fiscal 2003
DWS Mid Cap Growth VIP	$62,902	$0	$5,623	$72,186	$40,010
DWS Global Thematic VIP	$111,026	$0	$8,428	$100,052	$61,017
DWS Technology VIP	$78,641	$0	$6,461	$71,164	$67,604
DWS Mercury Large Cap Core VIP(1)	$99,304	$99,304	$0	$4,692	n/a
DWS Templeton Foreign Value VIP(1)	$102,741	$92,526	$0	$8,188	n/a
DWS Davis Venture Value VIP	$85,936	$0	$7,908	$88,473	$55,063
DWS Dreman Financial Services VIP	$80,307	$0	$11,078	$59,176	$46,761
DWS Dreman High Return Equity VIP	$131,840	$0	$11,543	$133,714	$83,669
DWS Legg Mason Aggressive Growth VIP	$79,855	$0	$3,120	$98,193	$55,989
DWS Janus Growth & Income VIP	$70,775	$0	$6,829	$73,094	$77,682
DWS Janus Growth Opportunities VIP	$58,944	$0	$5,787	$64,004	$48,173
DWS MFS Strategic Value VIP	$72,872	$0	$5,858	$84,107	$36,987
DWS Oak Strategic Equity VIP	$53,346	$0	$4,520	$58,218	$37,800
DWS Turner Mid Cap Growth VIP	$94,542	$0	$9,447	$99,561	$55,282

(1)	Commenced operations on November 15, 2004.

Pursuant to a sub-administration and sub-accounting agreement among the Advisor, DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under each Portfolio’s fund accounting agreements. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Portfolios.

PURCHASE AND REDEMPTIONS

Portfolio shares are sold at their net asset value next determined after an order and payment are received as described below. (See “Net Asset Value.”)

Upon receipt by a Portfolio’s transfer agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

Market timing—the frequent trading of portfolio shares designed to take advantage of short-term market movements—can harm a Portfolio and its shareholders. The Portfolios and their agents may reject or limit purchase orders when there appears to be a pattern of market timing or other frequent purchases and sales. Because the Portfolios’ shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, a portfolio generally has little or no access to the records of individual contract holders. The Portfolios are dependent on the ability of these separate accounts to limit market timing and excessive trading of portfolio shares. The Portfolios are working with separate accounts to assess and improve controls against inappropriate trading. There can be no assurance that market timing in the Portfolios’ shares will not occur.

The Fund may, on behalf of a Portfolio, may suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund’s net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

DIVIDENDS, CAPITAL GAINS AND TAXES

Dividends for DWS Money Market VIP. DWS Money Market VIP’s net investment income is declared as a dividend daily and paid monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

71

Dividends for All Portfolios Except DWS Money Market VIP. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.

Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code (“Code”) in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the 1940 Act. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.

NET ASSET VALUE

For all Portfolios (other than the DWS Money Market VIP). The net asset value of shares of each Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of each Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of each Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an independent pricing service (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained

72

from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the market to market price, or if not available, at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of a portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by a Portfolio in the Fund is determined in a manner which is intended to reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the portfolio’s Board and overseen by the portfolio’s Pricing Committee.

For DWS Money Market VIP. The net asset value of shares of the Portfolio is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

DWS Money Market VIP values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. Calculations are made to compare the value of the Portfolio’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Portfolio’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Portfolio’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Portfolio’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Portfolio’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

73

TRUSTEES AND OFFICERS

The following table presents certain information regarding the Trustees and Officers of DWS Variable Series II as of May 1, 2006. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, and Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	71

74

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

	* Inception date of the corporation which was the predecessor to the L.L.C.

Officers(2)

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in DWS Fund Complex Overseen

Michael Colon(4) (1969) President, 2006-present	Managing Director(3) and Chief Operating Officer, Deutsche Asset Management (since 1999); President, DWS Global High Income Fund, Inc. (since April 2006), DWS Global Commodities Stock Fund, Inc. (since April 2006), The Brazil Fund, Inc. (since April 2006), The Korea Fund, Inc. (since April 2006)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director(3), Deutsche Asset Management	n/a

Paul H. Schubert(4) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director(3), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) (1962) Secretary, 2001-present	Director(3), Deutsche Asset Management	n/a

Patricia DeFilippis(4) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger(4) (1962) Assistant Secretary since 2005	Director(3), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson(5) (1962) Assistant Secretary, 1998-present	Managing Director(3), Deutsche Asset Management	n/a

Scott M. McHugh(5) (1971) Assistant Treasurer, 2005-present	Director(3), Deutsche Asset Management	n/a

75

Kathleen Sullivan D’Eramo(5) (1957) Assistant Treasurer, 2003-present	Director(3), Deutsche Asset Management	n/a

John Robbins(4) (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director(3), Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo(4) (1962) Chief Compliance Officer, 2004-present	Managing Director(3), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

(1)	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
(2)	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
(3)	Executive title, not a board directorship.
(4)	Address: 345 Park Avenue, New York, New York 10154.
(5)	Address: Two International Place, Boston, Massachusetts 02110.

Officers’ Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Michael Colon:	Director and Chief Operating Officer
Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary
Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not “interested persons” of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees. The Board of Trustees oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent Trustees, makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent registered public accounting firm regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firms as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and William McClayton. The Audit Committee held ten meetings during calendar year 2005.

76

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held five meetings during calendar year 2005.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Trustees, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway and Robert B. Hoffman. The Contract Review Committee held three meetings during calendar year 2005.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Trust’s Valuation Committee held one meeting for each portfolio during calendar year 2005 except as follows: for DWS Balanced VIP, DWS High Income VIP, DWS Strategic Income VIP and DWS Dreman Small Cap Value VIP, the Trust’s Valuation Committee held two meetings for during calendar year 2005.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the Fund, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are Robert B. Hoffman (Chair), John W. Ballantine and Robert H. Wadsworth. The Equity Oversight Committee held five meetings during calendar year 2005.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman and Robert H. Wadsworth. The Operations Committee held seven meetings during calendar year 2005.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and James R. Edgar. The Fixed-Income Oversight Committee held six meetings during calendar year 2005.

Remuneration. For the calendar year ended 2005, each Independent Trustee received a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. Effective January 1, 2006, each Independent Trustee receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairman and/or as the Independent Board chairman. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Trust established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2005.

77

Name of Trustee	Compensation from DWS Variable Series II	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(3)(4)(5)
John W. Ballantine	$34,410	$0	$215,150
Donald L. Dunaway(1)	$33,810	$0	$224,660
James R. Edgar(2)	$28,210	$0	$173,790
Paul K. Freeman	$32,520	$0	$215,150
Robert B. Hoffman	$30,750	$0	$187,940
William McClayton	$27,560	$0	$181,180
Shirley D. Peterson(6)	$32,680	$0	$208,580
Robert H. Wadsworth	$29,910	$0	$224,510

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $81,477.
(3)	For each Trustee, except Mr. Wadsworth, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 85 funds/portfolios. Each Trustee, except Mr. Wadsworth, currently serves on the boards of 22 trusts/corporations comprised of 71 funds/portfolios. Mr. Wadsworth currently serves on the boards of 24 DeAM trust/corporations comprised of 74 funds/portfolios.
(4)	Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings of ad hoc committees of the Chicago Board in connection with reviewing the Funds’ rebranding initiatives to change to the DWS Family of Funds and with respect to legal and regulatory matters. Such amounts totaled $15,340 for each of Messrs. Ballantine, Freeman and Ms. Peterson, $20,510 for Mr. Dunaway, and $5,170 for Messrs. Edgar, Hoffman, McClayton and Wadsworth. These meeting fees were borne by the Advisor.
(5)	If the new Independent Trustee compensation structure, effective January 1, 2006, had been in effect for the calendar year 2005, the range of compensation paid to the Independent Trustees would have been between $175,000 and $225,000.
(6)	Includes $38,010 in annual retainer fees received by Ms. Peterson as Chairperson of the Board.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

78

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years of becoming a Trustee, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in such funds) in the aggregate in excess of $150,000. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2005.

Name of Trustee	Dollar Range of Securities Owned in DWS Variable Series II	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	Over $100,000
Donald L. Dunaway*	None	Over $100,000
James R. Edgar*	None	Over $100,000
Paul K. Freeman	None	$1-$10,000**
Robert B. Hoffman	None	Over $100,000
William McClayton	None	$50,001-$100,000***
Shirley D. Peterson	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000

*	The dollar range of shares shown includes shadow shares of certain DWS Family of Funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Fund’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Freeman owned over $100,000 in other funds within the DWS Fund Complex.
***	Mr. McClayton was appointed to the Chicago Board on December 30, 2004. Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2005. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG) (collectively, the “Company”).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine		None
Donald L. Dunaway		None
James R. Edgar		None
Paul K. Freeman		None
Robert B. Hoffman		None
William McClayton		None
Shirley D. Peterson		None
Robert H. Wadsworth		None

Securities Beneficially Owned

As of April 10, 2006 all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

79

To the best of the Fund’s knowledge, as of April 10, 2006, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

Beneficial Ownership Information

As of April 10, 2006, 7,066,488.508 shares in the aggregate, or 25.22% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,656,410.784 shares in the aggregate, or 5.91% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Allmerica Life Ins. Co., Worcester, MA 01653-002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,128,640.429 shares in the aggregate, or 39.72% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006,1,862,420.899 shares in the aggregate, or 39.72% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Symetra Life Insurance, Co., Attn: Life Finance, Separate Accounts, Bellevue, WA 98004-5130, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,851,837.195 shares in the aggregate, or 17.32% of the outstanding shares of DWS Balanced VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,071,675.468 shares in the aggregate, or 73.29% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116.3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 185,140.700 shares in the aggregate, or 12.66% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 199,334.431 shares in the aggregate, or 13.63% of the outstanding shares of DWS Balanced VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,420,241.897 shares in the aggregate, or 31.58% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 11,073,540.602 shares in the aggregate, or 54.48% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 894,804.087 shares in the aggregate, or 4.40% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, Adams Building 2 North, JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,174,938.811 shares in the aggregate, or 5.65% of the outstanding shares of DWS Blue Chip VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth, Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

80

As of April 10, 2006, 2,248,100.693 shares in the aggregate, or 74.67% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 353,720.738 shares in the aggregate, or 11.75% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 388,501.313 shares in the aggregate, or 12.90% of the outstanding shares of DWS Blue Chip VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,214,161.772 shares in the aggregate, or 26.30% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,670,159.932 shares in the aggregate, or 28.23% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,648,390.823 shares in the aggregate, or 19.68% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, Adams Building 2 North, JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,793,348.955 shares in the aggregate, or 11.82% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scud Growth & Inc., Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,523,341.495 shares in the aggregate, or 6.45% of the outstanding shares of DWS Core Fixed Income VIP, Class A were held in the name of State Street Band & Trust Co., FBO SVSII Scudder Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,311,895.151 shares in the aggregate, or 82.53% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of The Manufacturers Life Insurance Company (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 672,364.844 shares in the aggregate, or 8.79% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 642,059.202 shares in the aggregate, or 8.39% of the outstanding shares of DWS Core Fixed Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,943,664.911 shares in the aggregate, or 19.71% of the outstanding shares of DWS Davis Venture Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 18,023,966.293 shares in the aggregate, or 71.87% of the outstanding shares of DWS Davis Venture Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

81

As of April 10, 2006, 4,455,222.236 shares in the aggregate, or 70.86% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,046,046.939 shares in the aggregate, or 16.64% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 747,342.104 shares in the aggregate, or 11.89% of the outstanding shares of DWS Davis Venture Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,407,725.545 shares in the aggregate, or 38.65% of the outstanding shares of DWS Dreman Financial Service VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,168,205.535 shares in the aggregate, or 58.62% of the outstanding shares of DWS Dreman Financial Service VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL02W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 985,812.634 shares in the aggregate, or 73.26% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 156,621.498 shares in the aggregate, or 11.64% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 198,685.665 shares in the aggregate, or 14.77% of the outstanding shares of DWS Dreman Financial Service VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,728,625.702 shares in the aggregate, or 25.37% of the outstanding shares of DWS Dreman High Return Equity VIP, Class A were held in the name of New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 39,211,425.273 shares in the aggregate, or 67.54% of the outstanding shares of DWS Dreman High Return Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 8,132,177.056 shares in the aggregate, or 79.98% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 852,888.781 shares in the aggregate, or 8.39% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 992,896.377 shares in the aggregate, or 9.76% of the outstanding shares of DWS Dreman High Return Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

82

As of April 10, 2006, 6,346,057.276 shares in the aggregate, or 24.08% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,875,180.366 shares in the aggregate, or 14.71% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 14,856,715.096 shares in the aggregate, or 56.38% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,285,639.694 shares in the aggregate, or 74.12% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 507,844.365 shares in the aggregate, or 11.46% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 433,761.882 shares in the aggregate, or 9.78% of the outstanding shares of DWS Dreman Small Cap Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,286,821.988 shares in the aggregate, or 33.10% of the outstanding shares of DWS Global Thematic VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,528,864.779 shares in the aggregate, or 65.56% of the outstanding shares of DWS Global Thematic VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,027,456.717 shares in the aggregate, or 66.18% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 277,946.237 shares in the aggregate, or 17.90% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 243,976.901 shares in the aggregate, or 15.72% of the outstanding shares of DWS Global Thematic VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 7,865,959.092 shares in the aggregate, or 40.53% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,569,122.336 shares in the aggregate, or 18.39% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,801,523.493 shares in the aggregate, or 35.05% of the outstanding shares of DWS Government & Agency SEC VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

83

As of April 10, 2006, 3,348,203.148 shares in the aggregate, or 87.57% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 322,033.560 shares in the aggregate, or 8.42% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 128,907.123 shares in the aggregate, or 3.37% of the outstanding shares of DWS Government & Agency SEC VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 15,689,062.066 shares in the aggregate, or 36.39% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 10,977,667.990 shares in the aggregate, or 25.46% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 13,880,546.898 shares in the aggregate, or 32.19% of the outstanding shares of DWS High Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 5,505,423.374 shares in the aggregate, or 77.89% of the outstanding shares of DWS High Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 783,827.765 shares in the aggregate, or 11.09% of the outstanding shares of DWS High Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 726,259.894 shares in the aggregate, or 10.27% of the outstanding shares of DWS High Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,135,304.862 shares in the aggregate, or 27.64% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,639,474.966 shares in the aggregate, or 24.32% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,796,506.785 shares in the aggregate, or 45.42% of the outstanding shares of DWS International Select Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,744,263.464 shares in the aggregate, or 56.68% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,122,060.639 shares in the aggregate, or 23.18% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

84

As of April 10, 2006, 964,974.737 shares in the aggregate, or 19.93% of the outstanding shares of DWS International Select Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,997,583.299 shares in the aggregate, or 27.98% of the outstanding shares of DWS Janus Growth & Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 12,672,595.865 shares in the aggregate, or 70.94% of the outstanding shares of DWS Janus Growth & Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,473,381.552 shares in the aggregate, or 83.62% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 231,360.624 shares in the aggregate, or 7.82% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 245,135.817 shares in the aggregate, or 8.29% of the outstanding shares of DWS Janus Growth & Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT, 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,193,923.618 shares in the aggregate, or 25.58% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 9,780,544.080 shares in the aggregate, or 59.67% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 910,723.149 shares in the aggregate, or 5.56% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, Adams Bldg. 2 North JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,197,872.839 shares in the aggregate, or 7.31% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, Adams Bldg. 2 North JPB2N, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,161,743.253 shares in the aggregate, or 87.85% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 105,577.681 shares in the aggregate, or 7.98% of the outstanding shares of DWS Janus Growth Opportunities VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,982,256.037 shares in the aggregate, or 29.89% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

85

As of April 10, 2006, 2,413,661.840 shares in the aggregate, or 14.48% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,459,721.682 shares in the aggregate, or 38.75% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 981,978.299 shares in the aggregate, or 5.89% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,399,706.656 shares in the aggregate, or 8.40% of the outstanding shares of DWS Large Cap Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,057,565.146 shares in the aggregate, or 81.28% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02166-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 286,905.541 shares in the aggregate, or 11.33% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 178,033.606 shares in the aggregate, or 7.03% of the outstanding shares of DWS Large Cap Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 50,350.762 shares in the aggregate, or 100.00% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class A were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 50,355.984 shares in the aggregate, or 11.19% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 117,125.476 shares in the aggregate, or 26.03% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 110,831.226 shares in the aggregate, or 24.63% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 171,695.701 shares in the aggregate, or 38.15% of the outstanding shares of DWS Mercury Large Cap Core VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 282,519.323 shares in the aggregate, or 10.80% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of SSC Investment Corp, Attn: V. Ramtakah, 345 Park Ave., Fl. 26, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

86

As of April 10, 2006, 507,127.500 shares in the aggregate, or 19.39% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 647,227.953 shares in the aggregate, or 24.75% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Growth & Income Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,025,244.692 shares in the aggregate, or 39.20% of the outstanding shares of DWS MFS Strategic Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scudder Growth Strategies Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,535.117.423 shares in the aggregate, or 87.20% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 168,780.606 shares in the aggregate, or 5.81% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 60103, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 200,167.425 shares in the aggregate, or 6.88% of the outstanding shares of DWS MFS Strategic Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,266,297.029 shares in the aggregate, or 66.11% of the outstanding shares of DWS Mid Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,505,028.759 shares in the aggregate, or 30.46% of the outstanding shares of DWS Mid Cap Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 474,300.396 shares in the aggregate, or 74.23% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 86,772.004 shares in the aggregate, or 13.58% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 72,943.185 shares in the aggregate, or 11.42% of the outstanding shares of DWS Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 73,665,296.090 shares in the aggregate, or 30.77% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 55,923,058.670 shares in the aggregate, or 23.36% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

87

As of April 10, 2006, 105,407,869.810 shares in the aggregate, or 44.03% of the outstanding shares of DWS Money Market VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 40,202,174.740 shares in the aggregate, or 66.13% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 16,426,667.880 shares in the aggregate, or 27.02% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 4,140,833.790 shares in the aggregate, or 6.81% of the outstanding shares of DWS Money Market VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,511,395.753 shares in the aggregate, or 19.69% of the outstanding shares of DWS Oak Strategic Equity VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,135,545.988 shares in the aggregate, or 79.93% of the outstanding shares of DWS Oak Strategic Equity VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,382,755.966 shares in the aggregate, or 76.97% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 370,276.449 shares in the aggregate, or 11.96% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 330,833.961 shares in the aggregate, or 10.69% of the outstanding shares of DWS Oak Strategic Equity VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 762,644.387 shares in the aggregate, or 15.78% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 02116-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,821,221.463 shares in the aggregate, or 79.07% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 811,699.359 shares in the aggregate, or 86.74% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 64,146.525 shares in the aggregate, or 6.85% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 54,699.055 shares in the aggregate, or 5.84% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

88

As of April 10, 2006, 3,786,982.765 shares in the aggregate, or 22.10% of the outstanding shares of DWS Salomon Aggressive Growth VIP, Class B were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,534,031.857 shares in the aggregate, or 20.63% of the outstanding shares of DWS Small Cap Growth VIP, Class A were held in the name of Kemper Investors Life, Elgin, IL 60123-7836, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 8,207,710.947 shares in the aggregate, or 47.90% of the outstanding shares of DWS Small Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,323,204.071 shares in the aggregate, or 81.71% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 292,916.536 shares in the aggregate, or 10.30% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 224,057.333 shares in the aggregate, or 7.88% of the outstanding shares of DWS Small Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,537,778.676 shares in the aggregate, or 39.11% of the outstanding shares of DWS Strategic Income VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 3,449,407.307 shares in the aggregate, or 53.16% of the outstanding shares of DWS Strategic Income VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,481,082.694 shares in the aggregate, or 65.32% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of The Manufacturers Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 367,853.745 shares in the aggregate, or 16.22% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 413,197.614 shares in the aggregate, or 18.22% of the outstanding shares of DWS Strategic Income VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 6,598,064.001 shares in the aggregate, or 32.11% of the outstanding shares of DWS Technology VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 13,157,645.957 shares in the aggregate, or 64.03% of the outstanding shares of DWS Technology VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 1,357,898.731 shares in the aggregate, or 76.96% of the outstanding shares of DWS Technology VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

89

As of April 10, 2006, 217,586.284 shares in the aggregate, or 12.33% of the outstanding shares of DWS Technology VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 160,845.836 shares in the aggregate, or 9.12% of the outstanding shares of DWS Technology VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 254,141.381 shares in the aggregate, or 25.97% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 234,573.823 shares in the aggregate, or 23.97% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scudder Growth & Income Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 428,939.006 shares in the aggregate, or 43.84% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 53,122.837 shares in the aggregate, or 5.43% of the outstanding shares of DWS Templeton Foreign Value VIP, Class A were held in the name of State Street Bank & Trust Cust. FBO SVSII Scud. Income & Growth Strategic Portfolio, Attn: Marylou McPhee, North Quincy, MA 02171-2119, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 253,627.608 shares in the aggregate, or 38.05% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Deutsche Investment Management Americas, Inc., Attn: Enrique Cuesta, New York, NY 10154-0004, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 131,469.492 shares in the aggregate, or 19.73% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 93,159.113 shares in the aggregate, or 13.98% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 188,252.263 shares in the aggregate, or 28.24% of the outstanding shares of DWS Templeton Foreign Value VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,280,225.650 shares in the aggregate, or 19.08% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class A were held in the name of Allmerica Life SVSII, Worcester, MA 01653-0002, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 9,621,766.811 shares in the aggregate, or 80.51% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class A were held in the name of Zurich Destinations Farmers SVSII, c/o Kilico, Attn: Investment Accounting LL-2W, Greenville, SC 29602-9097, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 2,229,779.646 shares in the aggregate, or 82.79% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of The Manufactures Life Ins. Co. (USA), Boston, MA 02116-3787, who may be deemed as the beneficial owner of certain of these shares.

90

As of April 10, 2006, 252,964.345 shares in the aggregate, or 9.39% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of Travelers Life & Annuity Company, Hartford, CT 06103-3432, who may be deemed as the beneficial owner of certain of these shares.

As of April 10, 2006, 206,657.129 shares in the aggregate, or 7.67% of the outstanding shares of DWS Turner Mid Cap Growth VIP, Class B were held in the name of Travelers Insurance Company, Attn: Shareholder Accounting Unit, Hartford, CT 06199-0027, who may be deemed as the beneficial owner of certain of these shares.

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Fund against the Funds, its Trustees and officers, the Fund’s investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund’s Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Fund or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund’s investment advisor will survive the termination of the investment management agreements between the investment advisor and the Fund.

FUND ORGANIZATION

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from “Kemper Investors Fund” to “Investors Fund Series.” On May 1, 1999 the Fund changed its name from “Investors Fund Series” to “Kemper Variable Series”. On May 1, 2001, the Fund changed its name from “Kemper Variable Series” to “Scudder Variable Series II” and on February 6, 2006 the Fund changed its name from “Scudder Variable Series II” to “DWS Variable Series II.” The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a “series company.” Currently, each Portfolio offered herein offers two classes of shares: Class A and Class B shares. Shares of each Portfolio have equal noncumulative voting rights except that each Portfolio’s Class B shares have separate and exclusive voting rights with respect to the Portfolios’ Rule 12b-1 Plan. Shares of each class also have equal rights with respect to dividends, assets and liquidation subject to any preferences (such as resulting from different Rule 12b-1 distribution fees), rights or privileges of any classes of shares of a Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights.

Information about the Portfolios’ investment performance is contained in the Fund’s 2005 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance Companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance Companies which offer the Portfolios.

91

The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination or reorganization of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

The Board may, at any time, terminate the Fund, a Portfolio or a class without shareholder approval.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DeIM remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Fund to purchase insurance against certain liabilities on behalf of the Trustees.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

92

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Funds’ best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov or by visiting our Web site at: www.dws-scudder.com (click on “proxy voting” at the bottom of the page).

93

ADDITIONAL INFORMATION

Other Information

The CUSIP number for each Portfolio is as follows:

DWS Balanced VIP - Class A	23338H685
DWS Balanced VIP - Class B	23338H677
DWS Blue Chip VIP - Class A	23338H305
DWS Blue Chip VIP - Class B	23338H404
DWS Core Fixed Income VIP - Class A	23338H826
DWS Core Fixed Income VIP - Class B	23338H818
DWS Davis Venture Value VIP - Class A	23338H537
DWS Davis Venture Value VIP - Class B	23338H529
DWS Dreman Financial Services VIP - Class A	23338H644
DWS Dreman Financial Services VIP - Class B	23338H636
DWS Dreman High Return Equity VIP - Class A	23338H628
DWS Dreman High Return Equity VIP - Class B	23338H610
DWS Dreman Small Cap Value VIP - Class A	23338H750
DWS Dreman Small Cap Value VIP - Class B	23338H743
DWS Global Thematic VIP - Class A	23338H701
DWS Global Thematic VIP - Class B	23338H800
DWS Government & Agency Securities VIP - Class A	23338H883
DWS Government & Agency Securities VIP - Class B	23338H875
DWS High Income VIP - Class A	23338H867
DWS High Income VIP - Class B	23338H859
DWS International Select Equity VIP - Class A	23338H842
DWS International Select Equity VIP - Class B	23338H834
DWS Janus Growth & Income VIP - Class A	23338H594
DWS Janus Growth & Income VIP - Class B	23338H586
DWS Janus Growth Opportunities VIP - Class A	23338H396
DWS Janus Growth Opportunities VIP - Class B	23338H388
DWS Large Cap Value VIP - Class A	23338H503
DWS Large Cap Value VIP - Class B	23338H602
DWS Legg Mason Aggressive Growth VIP - Class A	23338H669
DWS Legg Mason Aggressive Growth VIP - Class B	23338H651
DWS Mercury Large Cap Core VIP - Class A	23338H487
DWS Mercury Large Cap Core VIP - Class B	23338H479
DWS MFS Strategic Value VIP - Class A	23338H511
DWS MFS Strategic Value VIP - Class B	23338H495
DWS Mid Cap Growth VIP - Class A	23338H107
DWS Mid Cap Growth VIP - Class B	23338H206
DWS Money Market VIP - Class A	23338H792
DWS Money Market VIP - Class B	23338H784
DWS Oak Strategic Equity VIP - Class A	23338H552
DWS Oak Strategic Equity VIP - Class B	23338H545
DWS Small Cap Growth VIP - Class A	23338H776
DWS Small Cap Growth VIP - Class B	23338H768
DWS Strategic Income VIP - Class A	23338H735
DWS Strategic Income VIP - Class B	23338H727
DWS Technology VIP - Class A	23338H719
DWS Technology VIP - Class B	23338H693
DWS Templeton Foreign Value VIP - Class B	23338H412
DWS Templeton Foreign Value VIP - Class A	23338H420
DWS Small Cap Index VIP - Class A	23339F407
DWS Small Cap Index VIP - Class B	23339F506
DWS Turner Mid Cap Growth VIP - Class A	23338H578
DWS Turner Mid Cap Growth VIP - Class B	23338H560

94

The Fund has a fiscal year ending December 31.

Many of the investment changes in the Portfolios will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of each Portfolio’s investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Portfolios’ prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS

The audited financial statements, including the investment portfolios of each Portfolio, as applicable, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 2005 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information. A copy of the Fund’s Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

95

APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY’S INVESTORS SERVICE, INC. — CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

96

MOODY’S INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR’S RATINGS SERVICES — CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

97

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P’s rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because S&P’s does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR’S RATINGS SERVICES — SHORT-TERM RATINGS

S&P’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. — BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

98

AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

FITCH INVESTORS SERVICE, INC. — SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

99

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

100

[Semi-Annual Report for DWS VARIABLE SERIES II to be filed by amendment]

Contents

Performance Summary, Information About Your Portfolio’s Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

This report must be preceded or accompanied by a prospectus. To obtain a prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product’s objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Effective October 28, 2005, Scudder Aggressive Growth Portfolio changed its name to Scudder Mid Cap Growth Portfolio, and effective August 1, 2005, SVS INVESCO Dynamic Growth Portfolio changed its name to Scudder Salomon Aggressive Growth Portfolio.

Performance Summary December 31, 2005

DWS Balanced VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Balanced VIP from 12/31/1995 to 12/31/2005
☐ DWS Balanced VIP — Class A ☐ S&P 500 Index ☐ Lehman Brothers Aggregate Bond Index Yearly periods ended December 31

The Standard & Poor’s (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate and issues and mortgage securities.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Balanced VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,430	$13,136	$10,464	$18,867
Average annual total return	4.30%	9.52%	.91%	6.55%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$23,836
Average annual total return	4.91%	14.39%	.54%	9.07%
Lehman Brothers Aggregate Bond Index
Growth of $10,000	$10,243	$11,126	$13,303	$18,189
Average annual total return	2.43%	3.62%	5.87%	6.16%

DWS Balanced VIP		1-Year	3-Year	Life of Class*
Class B
Growth of $10,000		$10,390	$12,991	$12,444
Average annual total return		3.90%	9.11%	6.45%
S&P 500 Index
Growth of $10,000		$10,491	$14,970	$13,428
Average annual total return		4.91%	14.39%	8.79%
Lehman Brothers Aggregate Bond Index
Growth of $10,000		$10,243	$11,126	$11,819
Average annual total return		2.43%	3.62%	4.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Advisor limited these expenses, had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,035.00	$1,033.20
Expenses Paid per $1,000*	$2.62	$4.56

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,022.63	$1,020.72
Expenses Paid per $1,000*	$2.60	$4.53

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Balanced VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year.

For the 12 months ended December 31, 2005, the return of DWS Balanced VIP (Class A shares, unadjusted for contract charges) was 4.30%. As expected, since this Portfolio invests in a blend of equity and bond securities, the Portfolio’s return was between those of our major equity and bond benchmarks, the Standard & Poor’s 500 (S&P 500) Index, which returned 4.91%, and the Lehman Brothers Aggregate Bond Index, with a return of 2.43%. The Portfolio’s Lipper peer group of Balanced Funds had an average return of 4.69%.

During 2005, the Portfolio’s asset allocation was close to the revised targets defined in the fourth quarter of 2004 for each of the major asset classes, which are large-cap growth, large-cap value, small cap, investment-grade bonds and high-yield bonds. Throughout the year, equities were overweight and bonds were underweight relative to the target allocations. For most of the year, large-cap growth stocks were the most tactically overweight asset class; this positioning contributed to performance. On balance, tactical asset allocations (that is, overweights or underweights of asset classes relative to the strategic targets) contributed marginally to performance.

Among the equity strategies, large-cap growth had an excellent year, largely because of an overweight in energy, which was the best-performing sector. The large-cap value portion of the Portfolio lagged, mainly because of an emphasis on high-quality large-cap stocks at a time that lower-quality mid-cap issues were performing better, and also because of an emphasis within the energy industry on large integrated oil companies, which performed well but not as well as oil service companies. The small-cap portion of the Portfolio also disappointed, with most of the underperformance occurring in the second half of the year when lower-quality stocks with little or no earnings rallied; this Portfolio’s focus is on higher-quality issues. Performance of the high-yield bond portion of the fixed-income Portfolio was exceptionally strong. The core fixed-income sleeve also outperformed its benchmark, the Lehman Brothers Aggregate Bond Index.

Andrew P. Cestone Thomas F. Sassi

William Chepolis, CFA Julie M. Van Cleave, CFA

Inna Okounkova Robert Wang

Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Balanced Fund category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	58%	60%
Corporate Bonds	12%	11%
Commercial and Non-Agency Mortgage Backed Securities	7%	2%
Cash Equivalents	5%	3%
Collateralized Mortgage Obligations	5%	7%
US Treasury Obligations	3%	4%
Foreign Bonds — US$ Denominated	3%	5%
US Government Agency Sponsored Pass-Throughs	2%	1%
Asset Backed	2%	3%
Municipal Bonds and Notes	2%	2%
US Government Sponsored Agencies	1%	—
Foreign Bonds — Non US$ Denominated	—	1%
Government National Mortgage Association	—	1%

	100%	100%

Sector Diversification (As a % of Corporate Bonds and Foreign Bonds)	12/31/05	12/31/04
Financials	19%	19%
Information Technology	18%	19%
Consumer Discretionary	12%	12%
Energy	12%	9%
Health Care	12%	16%
Industrials	10%	11%
Consumer Staples	7%	8%
Materials	4%	4%
Utilities	3%	1%
Telecommunication Services	3%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 8. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Balanced VIP

	Shares	Value ($)
Common Stocks 58.2%
Consumer Discretionary 5.7%
Auto Components 0.2%
American Axle & Manufacturing Holdings, Inc.	20,800	381,264
ArvinMeritor, Inc.	24,500	352,555
CSK Auto Corp.*	23,200	349,856
Modine Manufacturing Co.	7,700	250,943

		1,334,618

Automobiles 0.3%
Harley-Davidson, Inc.	34,000	1,750,660

Distributors 0.0%
Audiovox Corp. “A”*	16,100	223,146

Diversified Consumer Services 0.1%
Alderwoods Group, Inc.*	22,500	357,075

Hotels Restaurants & Leisure 0.4%
Ameristar Casinos, Inc.	15,000	340,500
CKE Restaurants, Inc.	15,200	205,352
Luby’s, Inc.*	9,700	129,010
MTR Gaming Group, Inc.*	4,600	47,886
Multimedia Games, Inc.*	27,900	258,075
RARE Hospitality International, Inc.*	12,800	388,992
Starbucks Corp.*	48,900	1,467,489

		2,837,304

Household Durables 0.2%
American Woodmark Corp.	9,600	237,984
Fortune Brands, Inc.	17,000	1,326,340

		1,564,324

Internet & Catalog Retail 0.3%
Blair Corp.	400	15,576
eBay, Inc.*	41,800	1,807,850
Stamps.com, Inc.*	7,400	169,904

		1,993,330

Leisure Equipment & Products 0.0%
JAKKS Pacific, Inc.*	12,400	259,656

Media 0.9%
LodgeNet Entertainment Corp.*	1,400	19,516
McGraw-Hill Companies, Inc.	52,100	2,689,923
Mediacom Communications Corp. ”A”*	50,000	274,500
Omnicom Group, Inc.	28,700	2,443,231
Playboy Enterprises, Inc. “B”*	6,800	94,452
Sinclair Broadcast Group, Inc. “A”	36,400	334,880

		5,856,502

Multiline Retail 1.2%
Federated Department Stores, Inc.	16,000	1,061,280
Kohl’s Corp.*	71,600	3,479,760
Target Corp.	60,300	3,314,691
The Bon-Ton Stores, Inc.	10,900	208,517

		8,064,248

Specialty Retail 2.0%
Bed Bath & Beyond, Inc.*	21,600	780,840
Cato Corp. “A”	3,550	76,147

	Shares	Value ($)
Charming Shoppes, Inc.*	26,100	344,520
Home Depot, Inc.	12,200	493,856
Jos. A. Bank Clothiers, Inc.*	7,100	308,211
Limited Brands, Inc.	85,400	1,908,690
Lowe’s Companies, Inc.	48,300	3,219,678
Pacific Sunwear of California, Inc.*	16,700	416,164
Payless ShoeSource, Inc.*	16,800	421,680
Select Comfort Corp.*	11,400	311,790
Staples, Inc.	79,000	1,794,090
TJX Companies, Inc.	163,500	3,798,105
Trans World Entertainment Corp.*	21,000	119,700

		13,993,471

Textiles, Apparel & Luxury Goods 0.1%
Guess?, Inc.*	7,400	263,440
Steven Madden Ltd.	12,500	365,375

		628,815

Consumer Staples 4.8%
Beverages 0.8%
Diageo PLC	50,394	730,472
PepsiCo, Inc.	77,080	4,553,887

		5,284,359

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	9,300	230,640
Longs Drug Stores Corp.	9,400	342,066
Nash-Finch Co.	8,100	206,388
Pantry, Inc.*	6,200	291,338
Wal-Mart Stores, Inc.	61,600	2,882,880
Walgreen Co.	60,600	2,682,156

		6,635,468

Food Products 1.4%
Chiquita Brands International, Inc.	17,000	340,170
Dean Foods Co.*	28,400	1,069,544
General Mills, Inc.	50,400	2,485,728
Kellogg Co.	39,200	1,694,224
Ralcorp Holdings, Inc.*	5,600	223,496
Sanderson Farms, Inc.	10,100	308,353
Seaboard Corp.	100	151,100
The Hershey Co.	23,100	1,276,275
Unilever NV (NY Shares)	28,500	1,956,525

		9,505,415

Household Products 1.6%
Colgate-Palmolive Co.	67,700	3,713,345
Kimberly-Clark Corp.	54,800	3,268,820
Procter & Gamble Co.	70,300	4,068,964

		11,051,129

Personal Products 0.0%
USANA Health Sciences, Inc.*	7,000	268,520

Energy 7.9%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	79,100	4,807,698
Crosstex Energy, Inc.	600	37,836
Halliburton Co.	43,300	2,682,868
Noble Corp.	13,000	917,020
Parker Drilling Co.*	5,900	63,897

	Shares	Value ($)
Schlumberger Ltd.	32,900	3,196,235
Transocean, Inc.*	42,830	2,984,823

		14,690,377

Oil, Gas & Consumable Fuels 5.8%
Berry Petroleum Co. “A”	700	40,040
BP PLC (ADR)	44,800	2,877,056
Cabot Oil & Gas Corp.	10,400	469,040
Chevron Corp.	78,400	4,450,768
Comstock Resources, Inc.*	10,900	332,559
ConocoPhillips	84,940	4,941,809
Devon Energy Corp.	59,400	3,714,876
Energy Partners Ltd.*	14,800	322,492
EOG Resources, Inc.	51,000	3,741,870
ExxonMobil Corp.	118,700	6,667,379
Frontier Oil Corp.	9,500	356,535
Giant Industries, Inc.*	5,100	264,996
Harvest Natural Resources, Inc.*	26,100	231,768
KCS Energy, Inc.*	12,200	295,484
Marathon Oil Corp.	41,100	2,505,867
Penn Virginia Corp.	6,700	384,580
PetroChina Co., Ltd. (ADR)	9,600	786,816
PetroQuest Energy, Inc.*	25,800	213,624
Remington Oil & Gas Corp.*	3,300	120,450
Royal Dutch Shell PLC “A” (ADR)	42,000	2,582,580
Swift Energy Co.*	8,700	392,109
Valero Energy Corp.	48,600	2,507,760
XTO Energy, Inc.	37,766	1,659,438

		39,859,896

Financials 9.7%
Banks 4.0%
AmSouth Bancorp.	89,600	2,348,416
BancFirst Corp.	600	47,400
Bank of America Corp.	160,400	7,402,460
Center Financial Corp.	15,900	400,044
City Holding Co.	3,700	133,015
Corus Bankshares, Inc.	2,200	123,794
CVB Financial Corp.	3,775	76,670
Fidelity Bancshares, Inc.	5,350	174,945
First Community Bancorp.	4,200	228,354
First Niagara Financial Group, Inc.	4,400	63,668
First Place Financial Corp.	1,100	26,455
FirstFed Financial Corp.*	3,100	169,012
Fremont General Corp.	16,100	374,003
Frontier Financial Corp.	2,050	65,600
Hanmi Financial Corp.	11,000	196,460
Macatawa Bank Corp.	900	32,742
Midwest Banc Holdings, Inc.	4,400	97,900
Oriental Financial Group, Inc.	31,400	388,104
Pacific Capital Bancorp.	3,200	113,856
PFF Bancorp., Inc.	4,450	135,814
PNC Financial Services Group, Inc.	35,000	2,164,050
Prosperity Bancshares, Inc.	8,500	244,290
Republic Bancorp., Inc.	450	5,355
Sterling Bancshares, Inc.	21,400	330,416
SunTrust Banks, Inc.	17,900	1,302,404
SVB Financial Group*	10,700	501,188
TierOne Corp.	7,600	223,516
Umpqua Holdings Corp.	1,000	28,530
US Bancorp.	57,300	1,712,697
Wachovia Corp.	78,900	4,170,654
Wells Fargo & Co.	60,800	3,820,064
West Coast Bancorp.	1,700	44,965

	Shares	Value ($)
WSFS Financial Corp.	3,800	232,750

		27,379,591

Capital Markets 1.7%
Bear Stearns Companies, Inc.	16,400	1,894,692
Investment Technology Group, Inc.*	9,300	329,592
Lehman Brothers Holdings, Inc.	18,000	2,307,060
Merrill Lynch & Co., Inc.	40,900	2,770,157
Morgan Stanley	32,500	1,844,050
Piper Jaffray Companies, Inc.*	12,400	500,960
The Goldman Sachs Group, Inc.	15,100	1,928,421

		11,574,932

Consumer Finance 0.3%
American Express Co.	32,400	1,667,304

Diversified Financial Services 1.9%
Apollo Investment Corp.	6,060	108,656
Citigroup, Inc.	118,732	5,762,064
CompuCredit Corp.*	7,100	273,208
Freddie Mac	33,200	2,169,620
JPMorgan Chase & Co.	111,100	4,409,559
Partners Trust Financial Group, Inc.	14,800	178,340
Santander BanCorp	3,000	75,360
TNS, Inc.*	13,600	260,848

		13,237,655

Insurance 1.2%
AFLAC, Inc.	81,800	3,797,156
American International Group, Inc.	50,400	3,438,792
Bristol West Holdings, Inc.	6,100	116,083
Navigators Group, Inc.*	6,700	292,187
Tower Group, Inc.	22,500	494,550
Zenith National Insurance Corp.	3,000	138,360

		8,277,128

Real Estate 0.6%
Brandywine Realty Trust (REIT)	7,000	195,370
Colonial Properties Trust (REIT)	4,700	197,306
Commercial Net Lease Realty (REIT)	9,100	185,367
Corporate Office Properties Trust (REIT)	4,900	174,146
Cousins Properties, Inc. (REIT)	5,700	161,310
EastGroup Properties, Inc. (REIT)	1,500	67,740
FelCor Lodging Trust, Inc. (REIT)	12,000	206,520
First Industrial Realty Trust, Inc. (REIT)	3,100	119,350
Glenborough Realty Trust, Inc. (REIT)	4,000	72,400
Glimcher Realty Trust (REIT)	3,800	92,416
Heritage Property Investment Trust (REIT)	4,900	163,660
Highwoods Properties, Inc. (REIT)	7,500	213,375
Home Properties, Inc. (REIT)	4,500	183,600
Jones Lang LaSalle, Inc. (REIT)	8,800	443,080
Kilroy Realty Corp. (REIT)	2,800	173,320
Lexington Corporate Properties Trust (REIT)	10,100	215,130
LTC Properties, Inc. (REIT)	1,300	27,339
Maguire Properties, Inc. (REIT)	200	6,180
Nationwide Health Properties, Inc. (REIT)	10,300	220,420
Newcastle Investment Corp. (REIT)	6,300	156,555
OMEGA Healthcare Investors, Inc. (REIT)	2,500	31,475
Parkway Properties, Inc. (REIT)	3,600	144,504

	Shares	Value ($)
Pennsylvania Real Estate Investment Trust (REIT)	2,900	108,344
Senior Housing Properties Trust (REIT)	11,700	197,847
Sun Communities, Inc. (REIT)	1,600	50,240
Taubman Centers, Inc. (REIT)	4,100	142,475
Town & Country Trust (REIT)	1,200	40,572
Urstadt Biddle Properties “A” (REIT)	1,200	19,452
Washington Real Estate Investment Trust (REIT)	7,500	227,625

		4,237,118

Health Care 8.1%
Biotechnology 1.8%
Albany Molecular Research, Inc.*	21,500	261,225
Alkermes, Inc.*	17,900	342,248
Amgen, Inc.*	30,300	2,389,458
Digene Corp.*	7,900	230,443
Genentech, Inc.*	56,300	5,207,750
Geron Corp.*	19,800	170,478
Gilead Sciences, Inc.*	66,700	3,510,421
ImmunoGen, Inc.*	32,000	164,160

		12,276,183

Health Care Equipment & Supplies 2.0%
Align Technology, Inc.*	32,700	211,569
Alliance Imaging, Inc.*	35,600	211,820
American Medical Systems Holdings, Inc.*	18,800	335,204
Baxter International, Inc.	119,600	4,502,940
Boston Scientific Corp.*	46,700	1,143,683
C.R. Bard, Inc.	18,700	1,232,704
Cypress Bioscience, Inc.*	28,700	165,886
DJ Orthopedics, Inc.*	3,000	82,740
Integra LifeSciences Holdings*	9,300	329,778
Medtronic, Inc.	47,000	2,705,790
Mentor Corp.	7,400	340,992
Vital Images, Inc.*	6,900	180,435
Zimmer Holdings, Inc.*	38,600	2,603,184

		14,046,725

Health Care Providers & Services 1.3%
Chemed Corp.	5,200	258,336
CorVel Corp.*	15,900	301,941
LCA-Vision, Inc.	800	38,008
Magellan Health Services, Inc.*	11,600	364,820
MedCath Corp.*	12,500	231,875
Odyssey HealthCare, Inc.*	14,200	264,688
Pediatrix Medical Group, Inc.*	4,200	371,994
Per-Se Technologies, Inc.*	11,900	277,984
United Surgical Partners International, Inc.*	10,300	331,145
UnitedHealth Group, Inc.	100,100	6,220,214

		8,661,005

Pharmaceuticals 3.0%
Abbott Laboratories	152,400	6,009,132
Alpharma, Inc. “A”	10,000	285,100
Bentley Pharmaceuticals, Inc.*	11,800	193,638
Durect Corp.*	28,400	143,988
Eli Lilly & Co.	22,000	1,244,980
Encysive Pharmaceuticals, Inc.*	18,500	145,965
Hi-Tech Pharmacal Co., Inc.*	3,300	146,157
Johnson & Johnson	135,082	8,118,428
Mylan Laboratories, Inc.	46,500	928,140

	Shares	Value ($)
Pfizer, Inc.	37,425	872,751
Progenics Pharmaceuticals, Inc.*	9,000	225,090
Rigel Pharmaceuticals, Inc.*	19,400	162,184
Salix Pharmaceuticals Ltd.*	11,500	202,170
SuperGen, Inc.*	30,500	154,025
United Therapeutics Corp.*	3,600	248,832
Wyeth	41,700	1,921,119

		21,001,699

Industrials 5.9%
Aerospace & Defense 1.3%
Honeywell International, Inc.	36,500	1,359,625
Kaman Corp.	1,300	25,597
L-3 Communications Holdings, Inc.	28,100	2,089,235
Teledyne Technologies, Inc.*	12,100	352,110
United Technologies Corp.	97,200	5,434,452

		9,261,019

Air Freight & Logistics 0.7%
FedEx Corp.	45,400	4,693,906

Airlines 0.1%
Continental Airlines, Inc. “B”*	11,200	238,560
Republic Airways Holdings, Inc.*	24,900	378,480

		617,040

Building Products 0.2%
Eagle Materials, Inc.	3,600	440,496
LSI Industries, Inc.	14,400	225,504
Universal Forest Products, Inc.	6,700	370,175
Willian Lyon Homes, Inc.*	2,700	272,430

		1,308,605

Commercial Services & Supplies 0.5%
Administaff, Inc.	5,700	239,685
aQuantive, Inc.*	5,100	128,724
Bright Horizons Family Solutions, Inc.*	1,700	62,985
Clean Harbors, Inc.*	7,000	201,670
Consolidated Graphics, Inc.*	2,600	123,084
Electro Rent Corp.*	22,000	328,020
infoUSA, Inc.	1,700	18,581
John H. Harland Co.	9,700	364,720
Labor Ready, Inc.*	14,700	306,054
LoJack Corp.*	7,100	171,323
Pitney Bowes, Inc.	38,000	1,605,500
SOURCECORP, Inc.*	2,500	59,950
TeleTech Holdings, Inc.*	23,100	278,355

		3,888,651

Construction & Engineering 0.1%
EMCOR Group, Inc.*	5,000	337,650
Granite Construction, Inc.	10,100	362,691
URS Corp.*	8,500	319,685

		1,020,026

Electrical Equipment 0.4%
C&D Technologies, Inc.	20,000	152,400
Emerson Electric Co.	30,900	2,308,230
Genlyte Group, Inc.*	4,700	251,779

		2,712,409

Industrial Conglomerates 1.4%
Blount International, Inc.*	22,600	360,018
General Electric Co.	264,700	9,277,735

		9,637,753

	Shares	Value ($)
Machinery 1.0%
Cascade Corp.	4,900	229,859
Caterpillar, Inc.	27,500	1,588,675
Dover Corp.	48,100	1,947,569
Ingersoll-Rand Co., Ltd. “A”	60,300	2,434,311
JLG Industries, Inc.	8,000	365,280
Mueller Industries, Inc.	300	8,226
Sauer-Danfoss, Inc.	12,400	233,244

		6,807,164

Road & Rail 0.1%
Dollar Thrifty Automotive Group, Inc.*	2,200	79,354
US Xpress Enterprises, Inc. “A”*	16,700	290,246

		369,600

Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	11,200	377,328

Information Technology 12.5%

Communications Equipment 1.7%
Avocent Corp.*	7,400	201,206
Cisco Systems, Inc.*	315,100	5,394,512
Comtech Telecommunications Corp.*	2,400	73,296
Nokia Oyj (ADR)	207,100	3,789,930
QUALCOMM, Inc.	57,700	2,485,716

		11,944,660

Computers & Peripherals 2.5%
Advanced Digital Information Corp.*	23,600	231,044
Apple Computer, Inc.*	36,300	2,609,607
Dell, Inc.*	57,900	1,736,421
EMC Corp.*	220,800	3,007,296
Hewlett-Packard Co.	109,400	3,132,122
Imation Corp.	8,600	396,202
Intergraph Corp.*	8,100	403,461
International Business Machines Corp.	62,400	5,129,280
Komag, Inc.*	7,200	249,552

		16,894,985

Electronic Equipment & Instruments 0.2%
Agilysys, Inc.	12,200	222,284
Itron, Inc.*	6,400	256,256
MTS Systems Corp.	7,900	273,656
Plexus Corp.*	15,400	350,196
Technitrol, Inc.	18,800	321,480
Trident Microsystems, Inc.*	13,000	234,000

		1,657,872

Internet Software & Services 0.5%
CNET Networks, Inc.*	15,100	221,819
EarthLink, Inc.*	17,200	191,092
eResearchTechnology, Inc.*	5,100	77,010
Google, Inc. “A”*	1,250	518,575
InfoSpace, Inc.*	2,300	59,386
j2 Global Communications, Inc.*	1,200	51,288
Online Resources Corp.*	9,900	109,395
ProQuest Co.*	4,500	125,595
Websense, Inc.*	2,800	183,792
Yahoo!, Inc.*	51,900	2,033,442

		3,571,394

	Shares	Value ($)
IT Consulting & Services 1.4%
Accenture Ltd. “A”	62,300	1,798,601
Automatic Data Processing, Inc.	57,900	2,657,031
Covansys Corp.*	14,500	197,345
CSG Systems International, Inc.*	13,500	301,320
First Data Corp.	45,000	1,935,450
Fiserv, Inc.*	34,000	1,471,180
Intrado, Inc.*	2,300	52,946
Paychex, Inc.	23,800	907,256
Sapient Corp.*	22,100	125,749
StarTek, Inc.	18,100	325,800

		9,772,678

Semiconductors & Semiconductor Equipment 3.8%
Advanced Energy Industries, Inc.*	17,500	207,025
Applied Materials, Inc.	201,000	3,605,940
Broadcom Corp. “A”*	57,400	2,706,410
Cymer, Inc.*	7,200	255,672
Diodes, Inc.*	2,950	91,598
Emulex Corp.*	15,200	300,808
Fairchild Semiconductor International, Inc.*	19,700	333,127
Intel Corp.	357,400	8,920,704
IXYS Corp.*	18,000	210,420
Kopin Corp.*	11,500	61,525
Kulicke & Soffa Industries, Inc.*	13,800	121,992
Linear Technology Corp.	51,400	1,853,998
Maxim Integrated Products, Inc.	49,200	1,783,008
Micrel, Inc.*	21,700	251,720
MKS Instruments, Inc.*	13,200	236,148
OmniVision Technologies, Inc.*	9,600	191,616
Photronics, Inc.*	13,900	209,334
Texas Instruments, Inc.	141,400	4,534,698

		25,875,743

Software 2.4%
Adobe Systems, Inc.	51,500	1,903,440
Altiris, Inc.*	13,500	228,015
Ansoft Corp.*	10,100	343,905
Blackbaud, Inc.	18,100	309,148
Electronic Arts, Inc.*	35,400	1,851,774
Internet Security Systems, Inc.*	7,600	159,220
Lawson Software, Inc.*	33,400	245,490
Microsoft Corp.	357,900	9,359,085
MicroStrategy, Inc., “A”*	22	1,820
Oracle Corp.*	82,700	1,009,767
Parametric Technology Corp.*	52,100	317,810
Quality Systems, Inc.*	2,600	199,576
SPSS, Inc.*	8,500	262,905
Witness Systems, Inc.*	12,700	249,809

		16,441,764

Materials 1.5%
Chemicals 0.8%
Air Products & Chemicals, Inc.	21,900	1,296,261
E.I. du Pont de Nemours & Co.	52,700	2,239,750
Ecolab, Inc.	43,400	1,574,118
Terra Industries, Inc.*	8,500	47,600

		5,157,729

Construction Materials 0.0%
Texas Industries, Inc.	5,400	269,136

	Shares	Value ($)
Containers & Packaging 0.3%
Silgan Holdings, Inc.	11,000	397,320
Sonoco Products Co.	61,900	1,819,860

		2,217,180

Metals & Mining 0.4%
Aleris International, Inc.*	8,000	257,920
Carpenter Technology Corp.	4,900	345,303
Century Aluminum Co.*	11,700	306,657
Cleveland-Cliffs, Inc.	1,600	141,712
Commercial Metals Co.	10,600	397,924
Intermet Corp.*	1,269	14,760
Metal Management, Inc.	8,200	190,732
Quanex Corp.	7,400	369,778
Reliance Steel & Aluminum Co.	6,100	372,832
USEC, Inc.	10,100	120,695

		2,518,313

Paper & Forest Products 0.0%
Deltic Timber Corp.	5,400	280,044

Telecommunication Services 1.0%
Diversified Telecommunication Services 0.9%
Alaska Communications Systems Group, Inc.	25,300	257,048
AT&T, Inc.	99,100	2,426,959
CT Communications, Inc.	11,600	140,824
General Communication, Inc. “A”*	5,900	60,947
Golden Telecom, Inc.	11,100	288,156
North Pittsburgh Systems, Inc.	8,300	156,621
Premiere Global Services, Inc.*	29,500	239,835
Shenandoah Telecommunications Co.	1,600	63,744
TALK America Holdings, Inc.*	23,200	200,216
Verizon Communications, Inc.	79,200	2,385,504

		6,219,854

Wireless Telecommunication Services 0.1%
Centennial Communications Corp.*	15,200	235,904
Dobson Communications Corp. ”A”*	29,800	223,500
Syniverse Holdings, Inc.*	4,000	83,600
UbiquiTel, Inc.*	18,900	186,921

		729,925

Utilities 1.1%
Electric Utilities 1.0%
ALLETE, Inc.	200	8,800
Cleco Corp.	5,000	104,250
FPL Group, Inc.	41,200	1,712,272
Otter Tail Corp.	4,700	136,206
Progress Energy, Inc.	38,600	1,695,312
Sierra Pacific Resources*	33,200	432,928
Southern Co.	84,600	2,921,238

		7,011,006

Gas Utilities 0.1%
South Jersey Industries, Inc.	10,200	297,228

Total Common Stocks (Cost $323,582,174)		400,070,665

	Principal Amount ($)(b)	Value ($)
Corporate Bonds 12.0%
Consumer Discretionary 2.7%
155 East Tropicana LLC, 8.75%, 4/1/2012	135,000	129,938
Adesa, Inc., 7.625%, 6/15/2012	40,000	39,800

	Principal Amount ($)(b)	Value ($)
Affinia Group, Inc., 9.0%, 11/30/2014	220,000	173,800
AMC Entertainment, Inc., 8.0%, 3/1/2014	285,000	257,925
AMFM, Inc., 8.0%, 11/1/2008	500,000	531,575
Auburn Hills Trust, 12.375%, 5/1/2020	131,000	194,788
AutoNation, Inc., 9.0%, 8/1/2008	150,000	161,063
Aztar Corp., 7.875%, 6/15/2014	315,000	329,962
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	60,000	60,600
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	85,000	91,906
9.375%, 2/15/2007	75,000	78,094
Charter Communications Holdings LLC:
9.625%, 11/15/2009	80,000	59,200
10.25%, 9/15/2010	510,000	507,450
144A, 11.0%, 10/1/2015	541,000	454,440
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	220,000	288,243
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	163,885
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	215,000	163,400
CSC Holdings, Inc.:
7.25%, 7/15/2008	75,000	74,813
7.875%, 12/15/2007	305,000	310,337
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	250,000	247,719
Series E, 4.78%**, 10/31/2008	389,000	389,217
Dex Media East LLC/Financial, 12.125%, 11/15/2012	723,000	845,910
Dura Operating Corp., Series B, 8.625%, 4/15/2012	240,000	198,000
EchoStar DBS Corp., 6.625%, 10/1/2014	90,000	86,288
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	142,763
Ford Motor Co., 7.45%, 7/16/2031	45,000	30,600
General Motors Corp., 8.25%, 7/15/2023	35,000	22,488
Goodyear Tire & Rubber Co., 11.0%, 3/1/2011	335,000	375,200
Gregg Appliances, Inc., 9.0%, 2/1/2013	60,000	54,300
GSC Holdings Corp., 144A, 8.0%, 10/1/2012	275,000	258,500
Harrah’s Operating Co., Inc.:
5.625%, 6/1/2015	668,000	656,258
5.75%, 10/1/2017	393,000	382,505
Hertz Corp., 144A, 8.875%, 1/1/2014	310,000	315,812
ITT Corp., 7.375%, 11/15/2015	80,000	86,800
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	580,000	615,525
Levi Strauss & Co.:
8.804%**, 4/1/2012	100,000	100,750
12.25%, 12/15/2012	30,000	33,450
Liberty Media Corp.:
7.875%, 7/15/2009	10,000	10,537
8.5%, 7/15/2029	35,000	34,661
Mandalay Resort Group:
6.5%, 7/31/2009	117,000	118,316
Series B, 10.25%, 8/1/2007	45,000	47,981
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	95,000	87,994

	Principal Amount ($)(b)	Value ($)
Mediacom LLC, 9.5%, 1/15/2013	45,000	43,931
MGM MIRAGE:
6.0%, 10/1/2009	235,000	233,531
6.625%, 7/15/2015	85,000	84,788
8.375%, 2/1/2011	275,000	294,250
9.75%, 6/1/2007	145,000	152,794
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	101,413
NCL Corp., 10.625%, 7/15/2014	120,000	123,900
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	280,000	198,800
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009	35,000	37,056
Petro Stopping Centers, 9.0%, 2/15/2012	185,000	185,925
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	280,000	298,200
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	290,000	279,850
PRIMEDIA, Inc.:
8.875%, 5/15/2011	100,000	92,250
9.715%**, 5/15/2010	310,000	297,988
Renaissance Media Group LLC, 10.0%, 4/15/2008	130,000	130,163
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	315,000	348,862
Schuler Homes, Inc., 10.5%, 7/15/2011	295,000	317,125
SGS International, Inc., 144A, 12.0%, 12/15/2013	80,000	80,131
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	335,000	180,900
7.875%, 1/15/2014	70,000	64,750
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	560,000	589,400
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	350,000	344,750
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	163,579
Tele-Communications, Inc.:
9.875%, 6/15/2022	670,000	909,672
10.125%, 4/15/2022	28,000	38,306
Time Warner, Inc.:
6.625%, 5/15/2029	95,000	94,867
7.625%, 4/15/2031	825,000	918,760
Toys “R” Us, Inc.:
6.875%, 8/1/2006	40,000	39,800
7.375%, 10/15/2018	150,000	108,000
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	610,000	594,750
TRW Automotive, Inc., 11.0%, 2/15/2013	425,000	477,062
United Auto Group, Inc., 9.625%, 3/15/2012	225,000	236,813
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	75,000	78,656
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	415,000	441,975
Young Broadcasting, Inc.:
8.75%, 1/15/2014	540,000	475,875
10.0%, 3/1/2011	60,000	56,175

		18,327,840

	Principal Amount ($)(b)	Value ($)
Consumer Staples 0.4%
Agrilink Foods, Inc., 11.875%, 11/1/2008	40,000	40,800
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	215,000	189,200
Altria Group, Inc., 7.0%, 11/4/2013	250,000	273,561
Del Laboratories, Inc., 8.0%, 2/1/2012	95,000	75,050
Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	30,780
9.0%, 4/15/2031	85,000	99,927
GNC Corp., 8.5%, 12/1/2010	25,000	21,500
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	50,000	50,375
Kraft Foods, Inc., 6.25%, 6/1/2012	500,000	527,472
North Atlantic Trading Co., 9.25%, 3/1/2012	645,000	425,700
Swift & Co.:
10.125%, 10/1/2009	110,000	113,575
12.5%, 1/1/2010	205,000	215,762
Viskase Co., Inc., 11.5%, 6/15/2011	385,000	410,025

		2,473,727

Energy 0.6%
Belden & Blake Corp., 8.75%, 7/15/2012	330,000	336,600
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	205,000	212,175
Chesapeake Energy Corp.:
6.5%, 8/15/2017	100,000	100,500
6.875%, 1/15/2016	240,000	246,000
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	65,000	64,025
7.125%, 5/15/2018	100,000	89,000
7.625%, 10/15/2026	60,000	53,400
8.75%, 2/15/2012	30,000	32,400
144A, 9.875%, 7/15/2010	465,000	509,756
El Paso Production Holding Corp., 7.75%, 6/1/2013	150,000	155,625
Frontier Oil Corp., 6.625%, 10/1/2011	60,000	61,200
Mission Resources Corp., 9.875%, 4/1/2011	15,000	15,750
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	250,000	250,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	300,000	265,500
Sonat, Inc., 7.0%, 2/1/2018	30,000	28,500
Southern Natural Gas, 8.875%, 3/15/2010	265,000	283,209
Stone Energy Corp.:
6.75%, 12/15/2014	405,000	383,738
8.25%, 12/15/2011	205,000	211,663
Transmeridian, 12.0%**, 12/15/2010	80,000	92,800
Williams Companies, Inc.:
8.125%, 3/15/2012	545,000	594,050
8.75%, 3/15/2032	180,000	208,800

		4,194,691

Financials 3.3%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	30,000	32,438
11.0%, 7/31/2010	105,000	118,388
12.0%, 7/31/2009	110,000	120,313
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,314,000	1,243,048

	Principal Amount ($)(b)	Value ($)
Series I, 4.875%, 5/15/2010	480,000	475,877
American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	298,381
American International Group, Inc., 144A, 5.05%, 10/1/2015	700,000	687,001
AmeriCredit Corp., 9.25%, 5/1/2009	530,000	557,825
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	230,000	207,288
Bear Stearns Companies, Inc., 5.3%, 10/30/2015	465,000	463,966
Dow Jones CDX HY:
Series 5-T2, 144A, 7.25%, 12/29/2010	570,000	563,587
Series 5-T3, 144A, 8.25%, 12/29/2010	685,000	686,712
Series 5-T1, 144A, 8.75%, 12/29/2010 (a)	1,975,050	1,982,456
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013	185,000	187,313
7.875%, 12/1/2015	225,000	232,312
8.0%, 6/15/2011	130,000	135,200
ERAC USA Finance Co., 144A, 5.9%, 11/15/2015	493,000	501,479
ERP Operating LP, 6.95%, 3/2/2011	211,000	226,464
Exopack Holding Corp., 9.59%, 11/16/2006	500,000	500,000
Ford Motor Credit Co.:
6.5%, 1/25/2007	414,000	400,533
6.875%, 2/1/2006	877,000	875,114
7.25%, 10/25/2011	770,000	665,169
7.375%, 10/28/2009	690,000	611,951
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	500,000	586,925
General Motors Acceptance Corp.:
4.375%, 12/10/2007	134,000	119,072
5.22%**, 3/20/2007	100,000	94,455
6.125%, 9/15/2006	184,000	178,729
6.125%, 2/1/2007	1,377,000	1,314,549
6.125%, 8/28/2007	622,000	576,580
6.875%, 9/15/2011	350,000	319,181
8.0%, 11/1/2031 (a)	2,124,000	2,034,539
H&E Equipment/Finance, 11.125%, 6/15/2012	235,000	259,675
HSBC Bank USA, 5.625%, 8/15/2035	374,000	365,801
HSBC Finance Capital Trust IX, 5.911%, 11/30/2035	800,000	806,806
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	585,000	581,625
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	626,000	618,959
Ohio Casualty Corp., 7.3%, 6/15/2014	155,000	166,597
Poster Financial Group, Inc., 8.75%, 12/1/2011	280,000	288,400
PXRE Capital Trust I, 8.85%, 2/1/2027	135,000	132,638
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	255,000	287,512
Radnor Holdings Corp., 11.0%, 3/15/2010	195,000	157,950
Stripes Acquisition LLC/Susser Finance Corp., 144A, 10.625%, 12/15/2013	80,000	81,200

	Principal Amount ($)(b)	Value ($)
The Goldman Sachs Group, Inc., 5.5%, 11/15/2014	750,000	760,641
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	235,000	186,825
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	145,000	143,550
UGS Corp., 10.0%, 6/1/2012	200,000	218,000
Universal City Development, 11.75%, 4/1/2010	365,000	409,256
Verizon Global Funding Corp., 7.75%, 12/1/2030	170,000	202,072

		22,664,352

Health Care 0.3%
Accellent, Inc., 144A, 10.5%, 12/1/2013	200,000	205,000
Health Care Service Corp., 144A, 7.75%, 6/15/2011	825,000	923,381
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (a)	440,000	440,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	55,000	53,213
Series B, 9.875%, 11/1/2011 (a)	70,000	52,850
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	460,000	456,550

		2,130,994

Industrials 1.3%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	348,000	357,570
Allied Security Escrow Corp., 11.375%, 7/15/2011	210,000	202,449
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011	115,000	108,963
Series B, 9.25%, 9/1/2012	295,000	319,337
American Color Graphics, 10.0%, 6/15/2010	210,000	146,737
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	100,000	97,000
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	365,118	382,573
Beazer Homes USA, Inc.:
6.875%, 7/15/2015	20,000	19,175
8.375%, 4/15/2012	165,000	171,600
8.625%, 5/15/2011	200,000	209,000
Browning-Ferris Industries:
7.4%, 9/15/2035	345,000	305,325
9.25%, 5/1/2021	20,000	20,600
Case New Holland, Inc., 9.25%, 8/1/2011	370,000	395,900
Cenveo Corp., 7.875%, 12/1/2013	165,000	159,225
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	280,000	246,400
Columbus McKinnon Corp., 10.0%, 8/1/2010	105,000	116,288
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	70,000	68,600
144A, 10.5%, 7/1/2013	255,000	247,350
Congoleum Corp., 8.625%, 8/1/2008*	190,000	189,287
Cornell Companies, Inc., 10.75%, 7/1/2012	105,000	108,675
D.R. Horton, Inc., 5.375%, 6/15/2012	1,355,000	1,309,811
Dana Corp., 7.0%, 3/1/2029 (a)	260,000	186,550
DRS Technologies, Inc., 6.875%, 11/1/2013	50,000	47,813

	Principal Amount ($)(b)	Value ($)
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	390,000	415,350
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	370,000	348,210
6.25%, 1/15/2016	210,000	194,843
8.875%, 4/1/2012	270,000	280,561
Kansas City Southern, 9.5%, 10/1/2008	435,000	470,887
Kinetek, Inc., Series D, 10.75%, 11/15/2006	300,000	288,000
Millennium America, Inc., 9.25%, 6/15/2008	345,000	372,169
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	160,000	179,200
Securus Technologies, Inc., 11.0%, 9/1/2011	120,000	102,000
Ship Finance International Ltd., 8.5%, 12/15/2013	225,000	210,375
Standard Pacific Corp., 6.5%, 8/15/2010	150,000	143,062
Technical Olympic USA, Inc.:
7.5%, 3/15/2011	75,000	66,844
10.375%, 7/1/2012	185,000	181,994
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	125,000	138,437
United Rentals North America, Inc., 7.0%, 2/15/2014	210,000	196,350
Xerox Capital Trust I, 8.0%, 2/1/2027	120,000	123,600

		9,128,110

Information Technology 0.3%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	20,000	20,625
10.5%, 6/15/2011	165,000	180,675
Eschelon Operating Co., 8.375%	126,000	116,550
International Business Machines Corp., 8.375%, 11/1/2019	250,000	324,628
L-3 Communications Corp.:
5.875%, 1/15/2015	35,000	33,950
144A, 6.375%, 10/15/2015	75,000	74,813
Lucent Technologies, Inc., 6.45%, 3/15/2029	445,000	381,587
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (a)	255,000	242,569
10.375%, 1/15/2010	403,000	445,315
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	65,000	66,625
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	235,000	235,000

		2,122,337

Materials 1.0%
ARCO Chemical Co., 9.8%, 2/1/2020	580,000	651,050
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	260,000	127,400
9.75%, 4/15/2012	85,000	82,025
Caraustar Industries, Inc., 9.875%, 4/1/2011	375,000	382,500
Constar International, Inc., 11.0%, 12/1/2012	60,000	43,800
Dayton Superior Corp.:
10.75%, 9/15/2008	145,000	139,925
13.0%, 6/15/2009	200,000	151,000

	Principal Amount ($)(b)	Value ($)
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	446,000	370,180
Georgia-Pacific Corp.:
8.0%, 1/15/2024	355,000	339,025
8.875%, 5/15/2031	45,000	45,113
Huntsman LLC, 11.625%, 10/15/2010	312,000	355,290
IMC Global, Inc., 10.875%, 8/1/2013	400,000	459,500
International Steel Group, Inc., 6.5%, 4/15/2014	95,000	95,000
Massey Energy Co.:
6.625%, 11/15/2010	95,000	96,544
144A, 6.875%, 12/15/2013	75,000	75,656
MMI Products, Inc., Series B, 11.25%, 4/15/2007	335,000	314,900
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	495,000	542,025
144A, 13.0%, 9/30/2013	40,000	40,800
Newmont Mining Corp., 5.875%, 4/1/2035	1,094,000	1,079,583
NewPage Corp., 10.5%**, 5/1/2012	145,000	143,550
Omnova Solutions, Inc., 11.25%, 6/1/2010	385,000	401,362
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	90,000	96,300
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	257,130	23,142
Portola Packaging, Inc., 8.25%, 2/1/2012	125,000	91,875
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	51,000	55,909
TriMas Corp., 9.875%, 6/15/2012	370,000	305,250
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	85,000	73,631
United States Steel Corp., 9.75%, 5/15/2010	273,000	296,887

		6,879,222

Telecommunication Services 0.6%
AirGate PCS, Inc., 7.9%**, 10/15/2011	115,000	118,738
American Cellular Corp., Series B, 10.0%, 8/1/2011	85,000	92,225
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	745,000	751,709
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	230,000	239,200
8.375%, 1/15/2014	230,000	226,262
Dobson Communications Corp., 8.875%, 10/1/2013	120,000	119,700
Insight Midwest LP, 9.75%, 10/1/2009	45,000	46,350
LCI International, Inc., 7.25%, 6/15/2007	210,000	211,050
Level 3 Financing, Inc., 10.75%, 10/15/2011	35,000	31,063
MCI, Inc., 8.735%, 5/1/2014	570,000	630,562
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	855,000	902,297
Nextel Partners, Inc., 8.125%, 7/1/2011	150,000	160,312
Qwest Corp.:
7.25%, 9/15/2025	155,000	154,225
144A, 7.741%**, 6/15/2013	50,000	53,938

	Principal Amount ($)(b)	Value ($)
Rural Cellular Corp.:
9.75%, 1/15/2010	30,000	30,300
9.875%, 2/1/2010	30,000	31,650
144A, 10.041%**, 11/1/2012	30,000	30,225
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	102,000	94,605
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	15,000	15,975
Triton PCS, Inc., 8.5%, 6/1/2013	20,000	18,600
Ubiquitel Operating Co., 9.875%, 3/1/2011	95,000	105,213
US Unwired, Inc., Series B, 10.0%, 6/15/2012	155,000	174,375

		4,238,574

Utilities 1.5%
AES Corp., 144A, 8.75%, 5/15/2013	495,000	538,931
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	525,000	591,938
CC Funding Trust I, 6.9%, 2/16/2007	179,000	182,443
CMS Energy Corp.:
8.5%, 4/15/2011	245,000	266,744
9.875%, 10/15/2007	305,000	326,350
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,590,000	1,509,950
5.0%, 2/15/2012	975,000	953,782
DPL, Inc., 6.875%, 9/1/2011	76,000	80,085
Entergy Louisiana, Inc., 6.3%, 9/1/2035	220,000	215,378
Mirant North America LLC, 144A, 7.375%, 12/31/2013	65,000	65,731
Mission Energy Holding Co., 13.5%, 7/15/2008	615,000	713,400
NorthWestern Corp., 5.875%, 11/1/2014	50,000	50,094
NRG Energy, Inc., 8.0%, 12/15/2013	408,000	454,920
Pedernales Electric Cooperative, Series2002-A, 144A, 6.202%, 11/15/2032	1,260,000	1,382,901
Progress Energy, Inc., 6.75%, 3/1/2006	1,495,000	1,499,694
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	635,000	698,500
TXU Energy Co., 7.0%, 3/15/2013	345,000	367,654

		9,898,495

Total Corporate Bonds (Cost $82,977,546)		82,058,342

Foreign Bonds — US$ Denominated 3.2%
Consumer Discretionary 0.3%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	30,000	30,750
IESY Repository GmbH, 144A, 10.375%, 2/15/2015	75,000	78,000
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	410,000	448,950
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	240,000	252,600
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	422,000	476,860
Shaw Communications, Inc., 8.25%, 4/11/2010	160,000	171,800

	Principal Amount ($)(b)	Value ($)
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	279,000	228,780
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	120,000	113,400

		1,801,140

Energy 0.1%
OAO Gazprom, 144A, 9.625%, 3/1/2013	300,000	361,875
Secunda International Ltd., 12.15%**, 9/1/2012	110,000	115,500

		477,375

Financials 1.1%
BNP Paribas SA, 144A, 5.186%, 6/29/2049	155,000	150,371
Chuo Mitsui Trust & Banking Co., Ltd, 144A, 5.506%, 12/29/2049	795,000	770,365
Conproca SA de CV, 12.0%, 6/16/2010	200,000	238,000
DBS Capital Funding Corp., 144A, 7.657%, 3/31/2049	198,000	219,077
Doral Financial Corp., 5.004%**, 7/20/2007	375,000	364,516
Mizuho Financial Group (Cayman), 8.375%, 12/29/2049	2,290,000	2,481,215
National Capital Trust II, 144A, 5.486%, 12/29/2049	383,000	382,743
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	105,000	72,450
Nordea Bank AB, 144A, 5.424%, 12/29/2049	555,000	550,159
Pemex Finance Ltd., “A1”, Series 2000-1, 9.03%, 2/15/2011	725,000	791,823
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	50,000	57,280
SPI Electricity & Gas Australia Holdings Property Ltd., 144A, 6.15%, 11/15/2013	905,000	966,084
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	330,000	337,505

		7,381,588

Health Care 0.0%
Biovail Corp., 7.875%, 4/1/2010	215,000	222,794

Industrials 0.3%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	120,000	131,400
10.25%, 6/15/2007	450,000	474,750
12.5%, 6/15/2012	163,000	185,820
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	240,000	283,200
LeGrand SA, 8.5%, 2/15/2025	115,000	138,287
Stena AB, 9.625%, 12/1/2012	95,000	103,194
Tyco International Group SA, 7.0%, 6/15/2028	553,000	608,343

		1,924,994

Materials 0.8%
Cascades, Inc., 7.25%, 2/15/2013	435,000	395,850
ISPAT Inland ULC, 9.75%, 4/1/2014	249,000	281,993
Novelis, Inc., 144A, 7.25%, 2/15/2015	460,000	428,950
Rhodia SA, 8.875%, 6/1/2011 (a)	345,000	353,625

	Principal Amount ($)(b)	Value ($)
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	2,450,000	2,572,083
Tembec Industries, Inc.:
8.5%, 2/1/2011	1,040,000	577,200
8.625%, 6/30/2009	455,000	259,350
Vale Overseas Ltd., 8.25%, 1/17/2034	178,000	204,923

		5,084,699

Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	55,000	61,627
Republic of Argentina:
Zero Coupon, 12/15/2035	2,177,924	113,252
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	330,000	108,900
8.28%, 12/31/2033 (PIK)	663,886	552,685
United Mexican States, 8.375%, 1/14/2011	60,000	68,400

		904,864

Telecommunication Services 0.5%
British Telecommunications PLC, 8.875%, 12/15/2030	658,000	880,366
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	185,000	188,238
Embratel, Series B, 11.0%, 12/15/2008	104,000	117,780
Global Crossing UK Finance, 10.75%, 12/15/2014	165,000	151,800
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	105,000	106,706
Intelsat Ltd., 5.25%, 11/1/2008	155,000	141,244
Millicom International Cellular SA, 10.0%, 12/1/2013	80,000	82,600
Mobifon Holdings BV, 12.5%, 7/31/2010	265,000	307,400
Nortel Networks Ltd., 6.125%, 2/15/2006	370,000	370,000
Telecom Italia Capital:
4.95%, 9/30/2014	470,000	448,891
5.25%, 11/15/2013	655,000	642,734

		3,437,759

Utilities 0.0%
Scottish Power PLC, 5.81%, 3/15/2025	170,000	172,427

Total Foreign Bonds — US$ Denominated (Cost $21,241,448)		21,407,640

Foreign Bonds — Non US$ Denominated 0.1%

Consumer Discretionary 0.0%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	160,000	187,056

Consumer Staples 0.0%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	95,000	97,568

Industrials 0.0%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	85,000	93,336

	Principal Amount ($)(b)	Value ($)
Sovereign Bonds 0.1%
Republic of Argentina:
Zero Coupon, 12/31/2035 EUR	988,353	15,780
Zero Coupon, 12/31/2035 EUR	178,011	10,223
5.83%, 12/31/2033 (PIK) ARS	333,075	128,769
7.82%, 12/31/2033 (PIK) EUR	63,738	63,009

		217,781

Total Foreign Bonds — Non US$ Denominated (Cost $599,103)		595,741

Asset Backed 1.8%
Automobile Receivables 0.4%
Hertz Vehicle Financing LLC, “A6”, Series 2005-2A, 144A, 5.08%, 11/25/2011	1,347,000	1,349,000
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	375,626	372,203
“A4”, Series 2002-3, 3.57%, 8/17/2009	175,122	174,669
“A4”, Series 2002-2, 4.3%, 3/15/2010	170,937	170,437
“B”, Series 2002-2, 4.67%, 3/15/2010	75,452	74,450
“B”, Series 2002-1, 5.37%, 1/15/2010	327,711	326,839

		2,467,598

Credit Card Receivables 0.5%
Citibank Credit Card Issuance Trust, “A6” Series 2003-A6, 2.9%, 5/17/2010	2,000,000	1,914,716
MBNA Credit Card Master Note Trust, “A7”, Series 2003-A7, 2.65%, 11/15/2010	1,500,000	1,426,301

		3,341,017

Home Equity Loans 0.6%
Advanta Mortgage Loan Trust, “A6”, Series 2000-2, 7.72%, 3/25/2015	251,420	255,269
Countrywide Asset-Backed Certificates, “1AF2”, Series 2005-17, 5.363%, 5/25/2036	689,000	688,998
New Century Home Equity Loan Trust, “AII3”, Series 2004-A, 4.45%, 8/25/2034	1,530,000	1,519,590
Renaissance Home Equity Loan Trust, “AF6”, Series 2005-2, 4.781%, 8/25/2035	450,000	431,609
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,284,491	1,290,076

		4,185,542

Manufactured Housing Receivables 0.0%
Vanderbilt Acquisition Loan Trust, “A2”, Series 2002-1, 4.77%, 10/7/2018	110,512	110,420

Miscellaneous 0.3%
PP&L Transition Bond Co. LLC, “A8”, Series 1999-1, 7.15%, 6/25/2009	1,800,000	1,894,465

Total Asset Backed (Cost $12,159,359)		11,999,042

	Principal Amount ($)(b)	Value ($)
Convertible Bond 0.1%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	210,000	207,900
144A, Series EURO, 7.5%, 9/25/2006	185,000	183,150

Total Convertible Bond (Cost $393,508)		391,050

	Shares	Value ($)
Warrants 0.0%
Industrials
MicroStrategy, Inc.*	96	13
TravelCenters of America, Inc.*	59	7

Total Warrants (Cost $251)		20

Preferred Stock 0.1%
Financials
Axis Capital Holdings Ltd., Series B, 7.5%	1,950	202,922
Farm Credit Bank of Texas, Series 1	198,000	217,164
Markel Capital Trust I, Series B, 8.71%	107,000	115,011
Paxson Communications Corp., 14.25% (PIK)	20	174,006

Total Preferred Stock (Cost $672,417)		709,103

	Principal Amount ($)(b)	Value ($)
US Government Sponsored Agencies 1.5%
Federal Home Loan Mortgage Corp., 4.375%, 11/16/2007 (Cost $10,002,921)	10,000,000	9,934,375

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Mortgage Corp.:
5.0%, with various maturities from 11/1/2035 until 12/1/2035	534,999	517,946
6.0%, with various maturities from 8/1/2035 until 10/1/2035	2,285,894	2,292,691
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 9/1/2035 (h)	4,854,782	4,647,190
5.0%, with various maturities from 4/1/2024 until 5/1/2034 (h)	3,322,738	3,240,217
5.5%, with various maturities from 7/1/2023 until 1/1/2034 (h)	3,231,356	3,214,897
6.0%, 1/1/2024	197,850	201,169
6.5%, 5/1/2017	114,779	117,927
7.13%, 1/1/2012	192,514	194,662

	Principal Amount ($)(b)	Value ($)
8.0%, 9/1/2015	269,343	287,627

Total US Government Agency Sponsored Pass-Throughs (Cost $14,936,784)		14,714,326

Commercial and Non-Agency Mortgage-Backed Securities 7.1%
Adjustable Rate Mortgage Trust, “3A31”, Series 2005-10, 5.437%**, 1/25/2036	1,000,000	993,445
Bank of America Mortgage Securities, “2A6”, Series 2004-G, 4.657%**, 8/25/2034	2,275,000	2,250,428
Bear Stearns Adjustable Rate Mortgage Trust, “2A3”, Series 2005-4, 4.45%**, 8/25/2035	705,000	684,678
Bear Stearns Commercial Mortgage Securities, “AJ”, Series 2005-PW10, 5.464%, 12/11/2040	1,630,000	1,657,342
Chase Mortgage Finance Corp., “2A1”, Series 2004-S3, 5.25%, 3/25/2034	681,160	679,867
Citigroup Commercial Mortgage Trust, “A5”, Series 2004-C2, 4.733%, 10/15/2041	2,000,000	1,942,248
Citigroup Mortgage Loan Trust, Inc., “1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	413,180	425,446
Commercial Mortgage Acceptance Corp., “A3”, Series 1998-C2, 6.04%, 9/15/2030	1,510,000	1,544,612
Countrywide Alternative Loan Trust:
“A1”, Series 2004-1T1, 5.0%, 2/25/2034	940,903	931,255
“1A5”, Series 2003-J1, 5.25%, 10/25/2033	880,537	877,801
“A2”, Series 2004-1T1, 5.5%, 2/25/2034	621,878	621,314
“4A3”, Series 2005-43, 5.763%**, 10/25/2035	973,976	974,897
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	391,892	392,809
“A1”, Series 2004-35T2, 6.0%, 2/25/2035	1,061,291	1,064,171
Countrywide Home Loans, “A6”, Series 2003-57, 5.5%, 1/25/2034	553,708	553,043
DLJ Mortgage Acceptance Corp., “A1B”, Series 1997-CF2, 144A, 6.82%, 10/15/2030	139,851	142,858
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	968,875	984,342
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	77,766	79,489
Greenwich Capital Commercial Funding Corp, “A4”, Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,948,623
GS Mortgage Securities Corp. II:
“AJ”, Series 2005-GG4, 4.782%, 7/10/2039	900,000	865,779
“C”, Series 1998-C1, 6.91%, 10/18/2030	205,000	213,769
GSR Mortgage Loan Trust, “4A5”, Series 2005-AR6, 4.556%**, 9/25/2035	1,025,000	1,000,112

	Principal Amount ($)(b)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, Series 2001-CIBC, 6.26%, 3/15/2033	2,145,000	2,255,524
JPMorgan Mortgage Trust, “2A1”, Series 2005-A8, 4.969%, 11/25/2035	952,961	945,838
LB-UBS Commercial Mortgage Trust:
“AM”, Series 2005-C3, 4.794%, 7/15/2040	905,000	877,072
“A2”, Series 2005-C2, 4.821%, 4/15/2030	165,000	163,447
Master Alternative Loans Trust:
“5A1”, Series 2005-1, 5.5%, 1/25/2020	1,175,734	1,177,838
“3A1”, Series 2004-5, 6.5%, 6/25/2034	292,266	297,381
“5A1”, Series 2005-2, 6.5%, 12/25/2034	443,879	447,521
“8A1”, Series 2004-3, 7.0%, 4/25/2034	198,092	199,787
Master Asset Securitization Trust, “8A1”, Series 2003-6, 5.5%, 7/25/2033	994,301	977,522
Mortgage Capital Funding, Inc., “A3”, Series 1997-MC1, 7.288%, 7/20/2027	207,262	209,854
Residential Accredit Loans, Inc., “CB”, Series 2004-QS2, 5.75%, 2/25/2034	1,075,194	1,068,139
Residential Asset Mortgage Products, “2A6”, Series 2005-SP1, 5.25%, 9/25/2034	1,250,300	1,244,315
Residential Asset Securities Corp., “AI”, Series 2003-KS9, 4.71%, 11/25/2033	1,845,000	1,840,693
Structured Adjustable Rate Mortgage Loan Trust:
“1A4”, Series 2005-22, 5.25%, 12/25/2035	970,000	967,196
“6A3”, Series 2005-21, 5.4%, 11/25/2035	900,000	894,100
“1A1”, Series 2005-17, 5.729%**, 8/25/2035	1,678,871	1,683,938
Structured Asset Securities Corp.:
“4A1”, Series 2005-6, 5.0%, 5/25/2035	181,418	174,955
“2A1”, Series 2003-1, 6.0%, 2/25/2018	132,439	133,625
Wachovia Bank Commercial Mortgage Trust, “AMFX”, Series 2005-C20, 5.179%, 7/15/2042	1,890,000	1,878,166
Washington Mutual:
“A6”, Series 2004-AR4, 3.804%**, 6/25/2034	190,000	182,557
“A6”, Series 2003-AR11, 3.985%, 10/25/2033	885,000	859,396
“A6”, Series 2003-AR10, 4.067%**, 10/25/2033	1,620,000	1,583,180
“A7, Series 2004-AR9, 4.181%**, 8/25/2034	1,325,000	1,297,771
“1A6”, Series 2005-AR12, 4.844%**, 10/25/2035	1,880,000	1,849,805
“1A3”, Series 2005-AR16, 5.132%, 12/25/2035	1,005,000	992,036
Wells Fargo Mortgage Backed Securities Trust:
“2A17”, Series 2005-AR10, 3.5%**, 6/25/2035	230,000	221,373

	Principal Amount ($)(b)	Value ($)
“2A14”, Series 2005-AR10, 4.11%**, 6/25/2035	1,355,000	1,317,054
“B1”, Series 2005-AR12, 4.326%**, 7/25/2035	937,784	901,951
“4A2”, Series 2005-AR16, 4.993%, 10/25/2035	1,470,000	1,450,253

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $49,480,906)		48,920,615

Collateralized Mortgage Obligations 4.9%
Fannie Mae Whole Loan:
“3A2B”, Series 2003-W10, 3.056%, 7/25/2037	371,318	368,959
“1A3”, Series 2004-W1, 4.49%, 11/25/2043	575,631	573,534
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	76,933	76,706
“1A3”, Series 2003-W19, 4.783%, 11/25/2033	396,053	394,106
“1A1”, Series 2004-W15, 6.0%, 8/25/2044	1,125,825	1,137,734

Federal Home Loan Mortgage Corp.:
“YN”, Series 2852, 3.75%, 6/15/2024	410,000	397,003
“NB”, Series 2750, 4.0%, 12/15/2022	1,558,000	1,527,569
“QC”, Series 2836, 5.0%, 9/15/2022	2,220,000	2,215,162
“TK”, Series 2693, 5.0%, 8/15/2027	1,655,000	1,642,127
“BG”, Series 2640, 5.0%, 2/15/2032	510,000	496,777
“JD”, Series 2778, 5.0%, 12/15/2032	290,000	279,968
“EG”, Series 2836, 5.0%, 12/15/2032	455,000	438,437
“TE”, Series 2780, 5.0%, 1/15/2033	1,685,000	1,627,876
“PD”, Series 2783, 5.0%, 1/15/2033	975,000	942,134
“NE”, Series 2802, 5.0%, 2/15/2033	460,000	444,382
“PD”, Series 2893, 5.0%, 2/15/2033	370,000	355,956
“OG”, Series 2889, 5.0%, 5/15/2033	2,115,000	2,041,504
“PE”, Series 2898, 5.0%, 5/15/2033	1,715,000	1,649,686
“XD”, Series 2941, 5.0%, 5/15/2033	1,830,000	1,758,472
“BG”, Series 2869, 5.0%, 7/15/2033	213,000	205,007
“PD”, Series 2939, 5.0%, 7/15/2033	1,105,000	1,062,160
“JG”, Series 2937, 5.0%, 8/15/2033	1,705,000	1,650,674
“KD”, Series 2915, 5.0%, 9/15/2033	1,177,000	1,132,005
“ND”, Series 2938, 5.0%, 10/15/2033	170,000	163,426
“KG”, Series 2987, 5.0%, 12/15/2034	1,360,000	1,305,923
“PE”, Series 2512, 5.5%, 2/15/2022	420,000	427,587
“BD”, Series 2453, 6.0%, 5/15/2017	1,869,590	1,915,793

	Principal Amount ($)(b)	Value ($)
“Z”, Series 2173, 6.5%, 7/15/2029	67,594	69,906
“H”, Series 2278, 6.5%, 1/15/2031	51,284	51,741

Federal National Mortgage Association:
“TU”, Series 2003-122, 4.0%, 5/25/2016	350,000	345,459
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,870,000	1,853,734
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,048,518
“PE”, Series 2005-44, 5.0%, 7/25/2033	365,000	350,182
“QD”, Series 2005-29, 5.0%, 8/25/2033	760,000	729,251
“EG”, Series 2005-22, 5.0%, 11/25/2033	1,042,000	1,000,053
“PM”, Series 2001-60, 6.0%, 3/25/2030	165,139	165,317
“HM”, Series 2002-36, 6.5%, 12/25/2029	46,456	46,517
“A1”, Series 2002-93, 6.5%, 3/25/2032	273,818	277,998
“C”, Series 1997-M5, 6.74%, 8/25/2007	390,000	398,836
Government National Mortgage Association, “PD”, Series 2004-30, 5.0%, 2/20/2033	1,115,000	1,078,727

Total Collateralized Mortgage Obligations (Cost $34,347,361)		33,646,906

Municipal Bonds and Notes 1.7%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	560,000	608,423
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (c)	1,000,000	1,020,850
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	513,142
Hoboken, NJ, General Obligation, Series B, 3.8%, 1/1/2008 (c)	185,000	182,782
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (c)	1,000,000	1,118,890
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (c)	385,000	381,985
Jicarilla, NM, Sales & Tax Special Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	215,000	215,849
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (c)	1,285,000	1,358,939
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (c)	1,000,000	1,039,520
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (c)	1,120,000	1,127,347

	Principal Amount ($)(b)	Value ($)
Texas, American Campus Properties Student Housing Financing Ltd, 144A, 6.125%, 8/1/2023 (c)	1,040,000	1,122,025
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	1,185,000	1,195,866
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.5%, 10/1/2010 (c)	1,840,000	1,733,722
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (c)	355,000	347,272

Total Municipal Bonds and Notes (Cost $11,930,483)		11,966,612

US Treasury Obligations 3.2%
US Treasury Bills, 3.75%***, 1/19/2006 (d)	675,000	673,732
US Treasury Bond, 6.0%, 2/15/2026	3,275,000	3,861,942

US Treasury Notes:
3.375%, 2/15/2008	4,728,000	4,630,669
4.25%, 11/30/2007	3,800,000	3,788,866
4.5%, 11/15/2015	3,265,000	3,291,783
4.75%, 5/15/2014	250,000	256,084
5.0%, 8/15/2011	5,380,000	5,552,956

Total US Treasury Obligations (Cost $21,762,017)		22,056,032

	Units	Value ($)
Other Investments 0.0%
Hercules, Inc. (Bond Unit), 6.5%, 6/30/2029	230,000	172,500
IdleAire Technologies Corp., 144A, Step-up Coupon, 0% to 12/15/2009, 13.0% to 12/15/2012	220,000	161,307

Total Other Investments (Cost $325,185)		333,807

	Shares	Value ($)
Securities Lending Collateral 1.5%
Daily Assets Fund Institutional, 4.28% (e) (f) (Cost $10,432,555)	10,432,555	10,432,555
Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (g) (Cost $35,179,405)	35,179,405	35,179,405

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $630,023,423)+	102.6	704,416,236
Other Assets and Liabilities, Net	(2.6)	(17,333,597)

Net Assets	100.0	687,082,639

Notes to DWS Balanced VIP Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	189,287
Oxford Automotive, Inc.	12.0%	10/15/2010	257,130	USD	22,782	23,142

					$212,938	$212,429

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
***	Annualized yield at time of purchase; not a coupon rate.
+	The cost for federal income tax purposes was $637,375,790. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $67,040,446. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,484,775 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,444,329.

(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,207,529 which is 1.5% of net assets.

(b)	Principal amount stated in US dollars unless otherwise noted.

(c)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.7%
Financial Guarantee Insurance Company	0.1%
Financial Security Assurance, Inc.	0.3%
MBIA Corp.	0.5%

(d)	At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending.

(g)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR:	American Depositary Receipt

ETM:	Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

PIK:	Denotes that all or a portion of the income is paid in-kind.

REIT:	Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	3/22/2006	29	2,842,739	2,853,473	10,734
10 Year Federal Germany Bond	3/8/2006	47	6,726,245	6,779,579	53,334
10 Year Japanese Government Bond	3/9/2006	4	4,673,856	4,658,498	(15,358)
Russell 2000 Index	3/16/2006	2	690,409	678,300	(12,109)

Total net unrealized appreciation					36,601

At December 31, 2005, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	3/15/2006	29	2,202,815	2,255,614	(52,799)
10 Year US Treasury Note	3/22/2006	58	6,309,575	6,345,562	(35,987)
10 Year United Kingdom Treasury Bond	3/29/2006	29	5,657,978	5,710,429	(52,451)

Total net unrealized depreciation					(141,237)

Currency Abbreviations

ARS Argentina Peso

EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:

Investments in securities, at value (cost $584,411,463) — including $10,207,529 of securities loaned	$658,804,276
Investment in Daily Assets Fund Institutional (cost $10,432,555)*	10,432,555
Investment in Cash Management QP Trust (cost $35,179,405)	35,179,405
Total investments in securities, at value (cost $630,023,423)	704,416,236
Foreign currency, at value (cost $194,656)	195,054
Receivable for investments sold	1,045,566
Dividends receivable	363,703
Interest receivable	3,017,199
Receivable for Portfolio shares sold	19,901
Receivable for daily variation margin on open futures contracts	4,587
Unrealized appreciation on forward foreign currency exchange contracts	208,357
Foreign taxes recoverable	6,046
Due from Advisor	3,830
Other assets	22,414

Total assets	709,302,893

Liabilities
Due to custodian bank	9,816,248
Payable for investments purchased	898,235
Payable for Portfolio shares redeemed	477,110
Payable upon return of securities loaned	10,432,555
Net payable on closed forward foreign currency exchange contracts	22,706
Unrealized depreciation on forward foreign currency exchange contracts	144,715
Accrued management fee	273,695
Other accrued expenses and payables	154,990

Total liabilities	22,220,254

Net assets, at value	$687,082,639

Net Assets
Net assets consist of:

Undistributed net investment income	16,253,135
Net unrealized appreciation (depreciation) on:
Investments	74,392,813
Futures	(104,636)
Foreign currency related transactions	64,026
Accumulated net realized gain (loss)	(83,310,602)
Paid-in capital	679,787,903

Net assets, at value	$687,082,639

Class A
Net Asset Value, offering and redemption price per share ($653,468,367 ÷ 28,729,438 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.75

Class B
Net Asset Value, offering and redemption price per share ($33,614,272 ÷ 1,479,683 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$22.72

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:

Dividends (net of foreign taxes withheld of $52,845)	$6,512,590
Interest	14,257,081
Interest — Cash Management QP Trust	985,033
Mortgage dollar roll income	8,167
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,107

Total Income	21,773,978

Expenses:

Management fee	3,294,501
Custodian fees	109,376
Distribution service fees (Class B)	82,992
Record keeping fees (Class B)	50,599
Auditing	48,698
Legal	6,390
Trustees’ fees and expenses	55,000
Reports to shareholders	100,507
Other	131,579

Total expenses before expense reductions	3,879,642

Expense reductions	(117,893)
Total expenses after expense reductions	3,761,749

Net investment income (loss)	18,012,229

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:
Investments	15,943,902
Futures	393,288
Foreign currency related transactions	48,014

16,385,204

Net unrealized appreciation (depreciation) during the period on:
Investments	(2,066,610)
Futures	(102,802)

Foreign currency related transactions	158,401
(2,011,011)

Net gain (loss) on investment transactions	14,374,193

Net increase (decrease) in net assets resulting from operations	$32,386,422

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$18,012,229	$14,447,088
Net realized gain (loss) on investment transactions	16,385,204	39,912,342
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	(2,011,011)	(12,171,380)
Net increase (decrease) in net assets resulting from operations	32,386,422	42,188,050
Distributions to shareholders from:
Net investment income:
Class A	(14,467,177)	(10,706,370)
Class B	(715,158)	(287,648)
Portfolio share transactions:
Class A
Proceeds from shares sold	6,832,194	8,149,762
Net assets acquired in tax free reorganization	118,997,707	—
Reinvestment of distributions	14,467,177	10,706,370
Cost of shares redeemed	(125,051,390)	(94,301,996)
Net increase (decrease) in net assets from Class A share transactions	15,245,688	(75,445,864)
Class B
Proceeds from shares sold	5,663,125	12,535,568
Reinvestment of distributions	715,158	287,648
Cost of shares redeemed	(6,295,649)	(2,353,690)
Net increase (decrease) in net assets from Class B share transactions	82,634	10,469,526

Increase (decrease) in net assets	32,532,409	(33,782,306)

Net assets at beginning of period	654,550,230	688,332,536

Net assets at end of period (including undistributed net investment income of $16,253,135 and $13,460,556, respectively)	$687,082,639	$654,550,230

Other Information
Class A
Shares outstanding at beginning of period	27,789,320	31,305,397
Shares sold	311,313	380,053
Shares issued in tax free reorganization	5,591,767	—
Shares issued to shareholders in reinvestment of distributions	672,579	499,597
Shares redeemed	(5,635,541)	(4,395,727)
Net increase (decrease) in Class A shares	940,118	(3,516,077)

Shares outstanding at end of period	28,729,438	27,789,320

Class B
Shares outstanding at beginning of period	1,477,597	988,869
Shares sold	254,860	584,945
Shares issued to shareholders in reinvestment of distributions	33,201	13,398
Shares redeemed	(285,975)	(109,615)
Net increase (decrease) in Class B shares	2,086	488,728

Shares outstanding at end of period	1,479,683	1,477,597

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$22.37	$21.32	$18.66	$22.57	$25.91

Income (loss) from investment operations:
Net investment income (loss)b	.59	.47	.37	.47	.61
Net realized and unrealized gain (loss) on investment transactions	.34	.93	2.90	(3.81)	(2.20)

Total from investment operations	.93	1.40	3.27	(3.34)	(1.59)

Less distributions from:
Net investment income	(.55)	(.35)	(.61)	(.57)	(.80)
Net realized gain on investment transactions	—	—	—	—	(.95)
Total distributions	(.55)	(.35)	(.61)	(.57)	(1.75)

Net asset value, end of period	$22.75	$22.37	$21.32	$18.66	$22.57

Total Return (%)	4.30[c]	6.64	18.10	(15.17)	(6.09)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	653	622	667	640	861
Ratio of expenses before expense reduction (%)	.55	.59	.59	.58	.58
Ratio of expenses after expense reduction (%)	.53	.59	.59	.58	.58
Ratio of net investment income (%)	2.66	2.18	1.88	2.32	2.63
Portfolio turnover rate (%)	121[d]	131[d]	102[d]	140	115

[a]	As required, effective January 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$22.33	$21.28	$18.64	$19.46

Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.35	.92	2.92	(1.00)

Total from investment operations	.86	1.31	3.20	(.82)

Less distributions from:
Net investment income	(.47)	(.26)	(.56)	—

Net asset value, end of period	$22.72	$22.33	$21.28	$18.64

Total Return (%)	3.90[d]	6.26	17.66	(4.21	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	33	21	.8
Ratio of expenses before expense reductions (%)	.95	.97	.99	.86	*
Ratio of expenses after expense reductions (%)	.91	.97	.99	.86	*
Ratio of net investment income (%)	2.28	1.80	1.48	1.96	*
Portfolio turnover rate (%)	121[c]	131[c]	102[c]	140

a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b	Based on average shares outstanding during the period.
c	The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.
d	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Blue Chip VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Blue Chip VIP from 5/1/1997 to 12/31/2005
☐DWS Blue Chip VIP — Class A	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

☐ Russell 1000 Index

b

Yearly periods ended December 31

Comparative Results

DWS Blue Chip VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,006	$16,251	$10,656	$15,618
	Average annual total return	10.06%	17.57%	1.28%	5.28%
Russell 1000 Index	Growth of $10,000	$10,627	$15,377	$10,548	$18,540
	Average annual total return	6.27%	15.42%	1.07%	7.38%

DWS Blue Chip VIP			1-Year	3-Year	Life of Class**
Class B	Growth of $10,000		$10,968	$16,066	$14,613
	Average annual total return		9.68%	17.12%	11.45%
Russell 1000 Index	Growth of $10,000		$10,627	$15,377	$13,819
	Average annual total return		6.27%	15.42%	9.68%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,088.50	$1,086.40
Expenses Paid per $1,000*	$3.68	$5.89

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.68	$1,019.56
Expenses Paid per $1,000*	$3.57	$5.70

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.70%	1.12%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Blue Chip VIP

The US stock market was up modestly in 2005; the return of the S&P 500 Index was 4.91%. The Portfolio returned 10.06% (Class A shares, unadjusted for contract charges), ahead of the 6.27% return of its benchmark, the Russell 1000 Index.

The Portfolio’s solid performance resulted from a combination of value and growth factors among the nine stock selection signals that guide our stock selection, which uses a combination of quantitative processes and fundamental analysis applied across 24 distinct industry groups. Among these 24 industry groups, the Portfolio outperformed the index in 15 during the period. From a sector perspective, we achieved the strongest relative performance in energy, health care, materials and consumer discretionary. Holdings that performed especially well were energy companies Burlington Resources, Inc. and Sunoco, Inc., the latter of which was sold in October after the price increased to the point that it began to appear expensive relative to its peers. Other contributors to performance included copper producer Phelps Dodge Corp., in the materials group, and Apple Computer, Inc., in the information technology group. In retailing, performance benefited from Safeway, Inc. and Nordstrom, Inc., two holdings that were in the Portfolio during the year but were sold when our selection criteria indicated they no longer offered good value. Detractors included Cree, Inc., LifePoint Hospitals, Inc. and Ryder System, Inc. Except for Cree, a developer and supplier of semiconductors, which we sold in May, we continue to own these stocks, as we believe they offer good value relative to peers and have the potential for revenue and earnings growth.

Overall, we are pleased with the Portfolio’s performance and its current positioning. We believe our stock selection process provides a good balance between value and growth, and has proven to work well in many different market conditions.

Janet Campagna

Robert Wang

Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	98%	96%
Cash Equivalents	2%	4%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	19%	19%
Information Technology	17%	14%
Health Care	15%	15%
Consumer Discretionary	13%	12%
Industrials	10%	13%
Energy	9%	8%
Consumer Staples	8%	8%
Materials	4%	5%
Utilities	3%	2%
Telecommunication Services	2%	4%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 36. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Blue Chip VIP

	Shares	Value ($)
Common Stocks 98.3%
Consumer Discretionary 12.5%

Auto Components 0.3%
TRW Automotive Holdings Corp.*	41,600	1,096,160

Hotels Restaurants & Leisure 2.2%
Brinker International, Inc.	59,200	2,288,672
Darden Restaurants, Inc.	15,000	583,200
YUM! Brands, Inc.	98,000	4,594,240

		7,466,112

Internet & Catalog Retail 0.6%
eBay, Inc.*	44,100	1,907,324

Media 3.4%
Cablevision Systems Corp. (New York Group) “A”*	124,300	2,917,321
McGraw-Hill Companies, Inc.	43,400	2,240,742
R.H. Donnelley Corp.*	17,600	1,084,512
Viacom, Inc. “B”*	162,500	5,297,500

		11,540,075

Multiline Retail 1.7%
Federated Department Stores, Inc.	56,100	3,721,113
J.C. Penney Co., Inc.	19,100	1,061,960
Target Corp.	20,200	1,110,394

		5,893,467

Specialty Retail 2.2%
American Eagle Outfitters, Inc.	129,500	2,975,910
Barnes & Noble, Inc.	83,700	3,571,479
Claire’s Stores, Inc.	30,000	876,600

		7,423,989

Textiles, Apparel & Luxury Goods 2.1%
Coach, Inc.*	105,600	3,520,704
Polo Ralph Lauren Corp.	60,700	3,407,698

		6,928,402

Consumer Staples 7.9%
Beverages 2.3%
PepsiCo, Inc.	128,800	7,609,504

Food & Staples Retailing 1.2%
Kroger Co.*	217,600	4,108,288
Wal-Mart Stores, Inc.	100	4,680

		4,112,968

Food Products 1.9%
Pilgrim’s Pride Corp.	100,600	3,335,896
Tyson Foods, Inc. “A”	186,000	3,180,600

		6,516,496

Household Products 1.4%
Procter & Gamble Co.	81,300	4,705,644

Tobacco 1.1%
Altria Group, Inc.	19,200	1,434,624
Loews Corp. — Carolina Group	55,200	2,428,248

		3,862,872

	Shares	Value ($)
Energy 8.9%
Oil, Gas & Consumable Fuels
Burlington Resources, Inc.	51,800	4,465,160
ConocoPhillips	100,800	5,864,544
ExxonMobil Corp.	214,440	12,045,095
Occidental Petroleum Corp.	52,800	4,217,664
Pogo Producing Co.	74,100	3,690,921
XTO Energy, Inc.	1	44

		30,283,428

Financials 19.0%
Banks 5.3%
Bank of America Corp.	14,700	678,405
KeyCorp	55,200	1,817,736
PNC Financial Services Group, Inc.	38,800	2,399,004
US Bancorp.	187,400	5,601,386
Wells Fargo & Co.	118,400	7,439,072

		17,935,603

Capital Markets 3.1%
Franklin Resources, Inc.	10,700	1,005,907
Mellon Financial Corp.	90,200	3,089,350
Merrill Lynch & Co., Inc.	9,300	629,889
Morgan Stanley	28,200	1,600,068
The Goldman Sachs Group, Inc.	33,800	4,316,598

		10,641,812

Diversified Financial Services 4.1%
Citigroup, Inc.	240,600	11,676,318
Fannie Mae	25,400	1,239,774
Moody's Corp.	15,900	976,578

		13,892,670

Insurance 4.8%
AFLAC, Inc.	29,000	1,346,180
American Financial Group, Inc.	19,200	735,552
Hartford Financial Services Group, Inc.	5,400	463,806
Loews Corp.	8,600	815,710
MetLife, Inc.	98,800	4,841,200
Philadelphia Consolidated Holding Corp.*	30,200	2,920,038
W.R. Berkley Corp.	103,825	4,944,147

		16,066,633

Real Estate 1.7%
Apartment Investment & Management Co. "A" (REIT)	5,700	215,859
AvalonBay Communities, Inc. (REIT)	5,900	526,575
Boston Properties, Inc. (REIT)	4,300	318,759
Camden Property Trust (REIT)	6,600	382,272
CenterPoint Properties Trust (REIT)	5,200	257,296
Equity Office Properties Trust (REIT)	33,700	1,022,121
Equity Residential (REIT)	16,300	637,656
General Growth Properties, Inc. (REIT)	12,300	577,977
Pan Pacific Retail Properties, Inc. (REIT)	1,600	107,024
Rayonier, Inc.	12,300	490,155

	Shares	Value ($)
Simon Property Group, Inc. (REIT)	2,100	160,923
Vornado Realty Trust (REIT)	10,800	901,476

		5,598,093

Health Care 14.3%
Biotechnology 2.3%
Amgen, Inc.*	4,300	339,098
Genzyme Corp.*	52,300	3,701,794
Gilead Sciences, Inc.*	70,900	3,731,467

		7,772,359

Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	103,400	3,893,010
Hospira, Inc.*	57,400	2,455,572

		6,348,582

Health Care Providers & Services 6.6%
Aetna, Inc.	6,200	584,722
AmerisourceBergen Corp.	101,200	4,189,680
Community Health Systems, Inc.*	77,500	2,971,350
Express Scripts, Inc.*	46,000	3,854,800
LifePoint Hospitals, Inc.*	40,400	1,515,000
Pharmaceutical Product Development, Inc.	22,900	1,418,655
UnitedHealth Group, Inc.	104,800	6,512,272
WellPoint, Inc.*	15,400	1,228,766

		22,275,245

Pharmaceuticals 3.5%
Allergan, Inc.	44,100	4,761,036
Barr Pharmaceuticals, Inc.*	49,900	3,108,271
Johnson & Johnson	13,382	804,258
Merck & Co., Inc.	68,500	2,178,985
Pfizer, Inc.	47,050	1,097,206

		11,949,756

Industrials 9.7%
Aerospace & Defense 5.6%
Boeing Co.	81,700	5,738,608
Lockheed Martin Corp.	87,000	5,535,810
Raytheon Co.	84,100	3,376,615
Rockwell Collins, Inc.	93,500	4,344,945

		18,995,978

Air Freight & Logistics 1.2%
Ryder System, Inc.	94,600	3,880,492
Airlines 0.6%
AMR Corp.*	52,500	1,167,075
Southwest Airlines Co.	43,800	719,634

		1,886,709

Commercial Services & Supplies 0.3%
Republic Services, Inc.	24,500	919,975

Industrial Conglomerates 1.5%
General Electric Co.	137,900	4,833,395
Teleflex, Inc.	5,600	363,888

		5,197,283

Machinery 0.2%
Toro Co.	17,000	744,090

Road & Rail 0.3%
Burlington Northern Santa Fe Corp.	15,100	1,069,382

Information Technology 16.9%
Communications Equipment 0.9%
Corning, Inc.*	158,300	3,112,178

	Shares	Value ($)
Computers & Peripherals 3.5%
Apple Computer, Inc.*	61,700	4,435,613
Hewlett-Packard Co.	174,400	4,993,072
Network Appliance, Inc.*	87,500	2,362,500

		11,791,185

Electronic Equipment & Instruments 1.0%
Agilent Technologies, Inc.*	98,000	3,262,420

Internet Software & Services 1.0%
Google, Inc. “A”*	4,300	1,783,898
Yahoo!, Inc.*	40,600	1,590,708

		3,374,606

IT Consulting & Services 0.2%
Paychex, Inc.	18,600	709,032

Semiconductors & Semiconductor Equipment 6.3%
Advanced Micro Devices, Inc.*	84,300	2,579,580
Broadcom Corp. “A”*	25,200	1,188,180
Freescale Semiconductor, Inc. ”B”*	102,400	2,577,408
Intel Corp.	286,400	7,148,544
Lam Research Corp.*	64,600	2,304,928
Micron Technology, Inc.*	120,700	1,606,517
Texas Instruments, Inc.	124,000	3,976,680

		21,381,837

Software 4.0%
Cadence Design Systems, Inc.*	185,500	3,138,660
Microsoft Corp.	393,100	10,279,565

		13,418,225

Materials 4.2%
Chemicals 0.3%
Lyondell Chemical Co.	41,500	988,530

Metals & Mining 3.9%
Freeport-McMoRan Copper & Gold, Inc. “B”	64,400	3,464,720
Phelps Dodge Corp.	24,700	3,553,589
Southern Copper Corp.	47,400	3,174,852
United States Steel Corp.	63,900	3,071,673

		13,264,834

Telecommunication Services 1.8%
Diversified Telecommunication Services 1.8%
Verizon Communications, Inc.	205,300	6,183,636

Wireless Telecommunication Services 0.0%
United States Cellular Corp.*	1,100	54,340

Utilities 3.1%
Electric Utilities 2.0%
Allegheny Energy, Inc.*	34,800	1,101,420
FirstEnergy Corp.	110,300	5,403,597
Southern Co.	8,000	276,240

		6,781,257

Multi-Utilities 1.1%
Dominion Resources, Inc.	14,700	1,134,841
Sempra Energy	54,600	2,448,264
		3,583,105

Total Common Stocks (Cost $302,116,906)		332,426,288

	Principal Amount ($)	Value ($)
US Treasury Obligations 0.2%
US Treasury Bill, 3.75% **, 1/19/2006 (a) (Cost $728,631)	730,000	728,631

	Shares	Value ($)
Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (b) (Cost $4,842,086)	4,842,086	4,842,086

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $307,687,623)+	99.9	337,997,005
Other Assets and Liabilities, Net	0.1	175,955

Net Assets	100.0	338,172,960

Notes to DWS Blue Chip VIP Portfolio of Investments

+	The cost for federal income tax purposes was $309,324,185. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $28,672,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,215,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,542,412.
*	Non-income producing security.
**	Annualized yield at time of purchase; not a coupon rate.

(a)	At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	17	5,380,123	5,332,900	(47,223)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $302,845,537)	$333,154,919
Investment in Cash Management QP Trust (cost $4,842,086)	4,842,086
Total investments in securities, at value (cost $307,687,623)	337,997,005
Cash	15,678
Dividends receivable	477,042
Interest receivable	16,415
Receivable for Portfolio shares sold	141
Receivable for investments sold	29,619,583
Other assets	10,677
Total assets	368,136,541
Liabilities
Payable for investments purchased	29,335,604
Payable for Portfolio shares redeemed	333,483
Payable for daily variation margin on open futures contracts	22,525
Accrued management fee	187,605
Other accrued expenses and payables	84,364
Total liabilities	29,963,581

Net assets, at value	$338,172,960

Net Assets
Net assets consist of:
Undistributed net investment income	2,849,527
Net unrealized appreciation (depreciation) on:
Investments	30,309,382
Futures	(47,223)
Accumulated net realized gain (loss)	16,326,100
Paid-in capital	288,735,174

Net assets, at value	$338,172,960

Class A
Net Asset Value, offering and redemption price per share ($293,892,981 ÷ 19,752,422 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.88

Class B
Net Asset Value, offering and redemption price per share ($44,279,979 ÷ 2,986,497 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.83

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Dividends	$5,218,731
Interest — Cash Management QP Trust	222,955
Interest	21,908
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	75,791

Total Income	5,539,385

Expenses:
Management fee	2,118,362
Custodian fees	20,537
Distribution service fees (Class B)	101,201
Record keeping fees (Class B)	58,190
Auditing	46,182
Legal	13,535
Trustees’ fees and expenses	7,945
Reports to shareholders	49,125
Other	21,581
Total expenses before expense reductions	2,436,658
Expense reductions	(4,861)
Total expenses after expense reductions	2,431,797

Net investment income (loss)	3,107,588

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:
Investments	34,680,553
Futures	216,233

34,896,786

Net unrealized appreciation (depreciation) during the period on:
Investments	(5,949,656)
Futures	(275,526)

(6,225,182)

Net gain (loss) on investment transactions	28,671,604

Net increase (decrease) in net assets resulting from operations	$31,779,192

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income (loss)	$3,107,588	$2,928,100
Net realized gain (loss) on investment transactions	34,896,786	38,719,019
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,225,182)	1,111,435

Net increase (decrease) in net assets resulting from operations	31,779,192	42,758,554

Distributions to shareholders from:
Net investment income:
Class A	(2,673,957)	(1,626,701)
Class B	(231,257)	(56,503)
Portfolio share transactions:
Class A
Proceeds from shares sold	25,386,809	28,844,570
Reinvestment of distributions	2,673,957	1,626,701
Cost of shares redeemed	(42,221,426)	(26,173,350)

Net increase (decrease) in net assets from Class A share transactions	(14,160,660)	4,297,921

Class B
Proceeds from shares sold	13,487,197	16,893,828
Reinvestment of distributions	231,257	56,503
Cost of shares redeemed	(9,951,414)	(1,310,947)

Net increase (decrease) in net assets from Class B share transactions	3,767,040	15,639,384

Increase (decrease) in net assets	18,480,358	61,012,655
Net assets at beginning of period	319,692,602	258,679,947

Net assets at end of period (including undistributed net investment income of $2,849,527 and $2,788,284, respectively)	$338,172,960	$319,692,602

Other Information
Class A
Shares outstanding at beginning of period	20,734,323	20,421,127
Shares sold	1,864,296	2,286,747
Shares issued to shareholders in reinvestment of distributions	198,218	132,360
Shares redeemed	(3,044,415)	(2,105,911)
Net increase (decrease) in Class A shares	(981,901)	313,196

Shares outstanding at end of period	19,752,422	20,734,323

Class B
Shares outstanding at beginning of period	2,700,912	1,427,149
Shares sold	979,006	1,373,668
Shares issued to shareholders in reinvestment of distributions	17,156	4,597
Shares redeemed	(710,577)	(104,502)
Net increase (decrease) in Class B shares	285,585	1,273,763

Shares outstanding at end of period	2,986,497	2,700,912

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$13.65	$11.84	$9.37	$12.07	$14.41

Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.13	.08	.07	.05
Net realized and unrealized gain (loss) on investment transactions	1.22	1.76	2.45	(2.73)	(2.33)
Total from investment operations	1.36	1.89	2.53	(2.66)	(2.28)
Less distributions from:
Net investment income	(.13)	(.08)	(.06)	(.04)	(.06)

Net asset value, end of period	$14.88	$13.65	$11.84	$9.37	$12.07

Total Return (%)	10.06	16.04	27.25	(22.11)	(15.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	283	242	174	240
Ratio of expenses (%)	.70	.70	.71	.69	.69
Ratio of net investment income (%)	1.00	1.08	.82	.65	.42
Portfolio turnover rate (%)	288	249	182	195	118

[a]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$13.60	$11.80	$9.35	$10.28

Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	1.22	1.74	2.45	(.96)

Total from investment operations	1.31	1.83	2.49	(.93)

Less distributions from:
Net investment income	(.08)	(.03)	(.04)	—

Net asset value, end of period	$14.83	$13.60	$11.80	$9.35

Total Return (%)	9.68	15.55	26.76	(9.05	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	37	17	.4
Ratio of expenses (%)	1.09	1.08	1.10	.94	*
Ratio of net investment income (%)	.61	.70	.43	.61	*
Portfolio turnover rate (%)	288	249	182	195

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Conservative Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Conservative Allocation VIP from 8/16/2004 to 12/31/2005

☐ DWS Conservative Allocation VIP — Class B	The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

☐ Lehman Brothers Aggregate Bond Index	Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Conservative Allocation VIP	1-Year	Life of Portfolio*
Class B
Growth of $10,000	$10,438	$11,126
Average annual total return	4.38%	8.09%
Lehman Brothers Aggregate Bond Index
Growth of $10,000	$10,243	$10,369
Average annual total return	2.43%	2.75%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio’s Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio’s shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio’s estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,031.60
Expenses Paid per $1,000*	$3.84

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,031.60
Expenses Paid per $1,000**	$7.22

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.10
Expenses Paid per $1,000**	$7.17

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
**	Expenses are equal to the Portfolio’s annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.75%
Estimated Indirect Expenses of Underlying DWS Portfolios	.66%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.41%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Conservative Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Conservative Allocation VIP had a return of 4.38% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio’s return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of the major bond indices but below that of the equity indices. The portfolio slightly underperformed the average return of its Lipper Flexible Portfolio Funds category peers — most of which have a higher percentage of equities than DWS Conservative Allocation VIP portfolio.

The portfolio’s allocation between stocks and bonds remained close to its target of 40% equity and 60% fixed income during 2005, but with equities overweighted throughout the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities, as foreign markets were stronger than the US market. Decisions regarding cash position had an important effect on performance of this portfolio. In June 2005, the target cash position was increased to 15%, with a corresponding reduction in the target position in bonds. (Cash and bonds together make up the 60% target for fixed-income securities in this portfolio.) During the first half of the year, the cash position was maintained below the target. Beginning in July, the cash position was moved above the new higher target. Both of these decisions were positive for performance, as rising short-term interest rates pushed the return on cash-equivalent securities up.

Within the fixed-income portion of the portfolio, performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse First Boston High Yield Index. However, underperformance of the much larger investment-grade bond portion resulted in net underperformance in fixed income. In the equity portion of the portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying funds, the small-cap and growth holdings achieved the best results relative to the equity benchmarks, the Russell 1000 and Russell 2000 indexes.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation	12/31/05	12/31/04
Equity Funds	43%	42%
Fixed Income Funds	38%	56%
Cash Equivalents	19%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 48. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Conservative Allocation VIP

	Shares	Value ($)
Equity Funds 43.0%
DWS Blue Chip VIP “A”	152,244	2,265,394
DWS Capital Growth VIP “A”	58,867	994,854
DWS Davis Venture Value VIP “A”	93,980	1,173,815
DWS Dreman High Return Equity VIP “A”	72,767	975,806
DWS Dreman Small Cap Value VIP ”A”	70,295	1,404,494
DWS Global Opportunities VIP “A”	1,679	25,189
DWS Growth and Income VIP “A”	382,184	3,714,831
DWS International Select Equity VIP “A”	9,107	120,665
DWS International VIP “A”	100,267	1,087,894
DWS Janus Growth Opportunities VIP “A”	169,822	1,419,708
DWS Large Cap Value VIP “A”	173,652	2,745,432
DWS MFS Strategic Value VIP “A”	114,693	1,228,376
DWS Mid Cap Growth VIP “A”	25,293	286,312
DWS RREEF Real Estate Securities VIP “A”	40,655	674,055
DWS Small Cap Growth VIP “A”	68,335	921,159
DWS Templeton Foreign Value VIP ”A”	68,563	783,670

Total Equity Funds (Cost $18,648,679)		19,821,654

	Shares	Value ($)
Fixed Income Funds 37.6%
DWS Core Fixed Income VIP “A”	1,323,908	15,635,352
DWS Government & Agency Securities VIP “A”	2,782	34,111
DWS High Income VIP “A”	160,437	1,320,395
DWS Strategic Income VIP “A”	28,500	327,745

Total Fixed Income Funds (Cost $17,388,324)		17,317,603

Cash Equivalents 18.2%
Cash Management QP Trust, 4.26% (a) (Cost $8,389,113)	8,389,113	8,389,113

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $44,426,116)+	98.8	45,528,370
Other Assets and Liabilities, Net	1.2	543,212

Net Assets	100.0	46,071,582

Notes to DWS Conservative Allocation VIP Portfolio of Investments

+	The cost for federal income tax purposes was $44,455,253. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,073,117. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,227,505 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $154,388.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in Underlying Affiliated Portfolios, at value (cost $36,037,003)	$37,139,257
Investment in Cash Management QP Trust (cost $8,389,113)	8,389,113
Total investments in securities, at value (cost $44,426,116)	45,528,370
Interest receivable	29,302
Receivable for Portfolio shares sold	559,108
Other assets	931

Total assets	46,117,711

Liabilities
Payable for Portfolio shares redeemed	6,619
Accrued management fee	1,481
Other accrued expenses and payables	38,029

Total liabilities	46,129

Net assets, at value	$46,071,582

Net Assets
Net assets consist of:
Undistributed net investment income	595,467
Net unrealized appreciation (depreciation) on investments	1,102,254
Accumulated net realized gain (loss)	236,149
Paid-in capital	44,137,712

Net assets, at value	$46,071,582

Class B
Net Asset Value, offering and redemption price per share ($46,071,582 ÷ 4,149,791 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.10

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Income distributions from Underlying Affiliated Portfolios	$566,284
Interest — Cash Management QP Trust	145,202

Total Income	711,486

Expenses:
Management fee	43,018
Custodian and accounting fees	68,373
Distribution service fees (Class B)	71,696
Record keeping fees (Class B)	44,325
Auditing	21,315
Legal	13,549
Trustees’ fees and expenses	511
Reports to shareholders	6,081
Offering costs	281
Other	743
Total expenses before expense reductions	269,892
Expense reductions	(54,266)
Total expenses after expense reductions	215,626

Net investment income (loss)	495,860

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	103,592
Capital gain distributions from Underlying Affiliated Portfolios	241,064

344,656

Net unrealized appreciation (depreciation) during the period on investments	667,693

Net gain (loss) on investment transactions	1,012,349

Net increase (decrease) in net assets resulting from operations	$1,508,209

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:
Net investment income (loss)	$495,860	$(17,219)
Net realized gain (loss) on investment transactions	344,656	49,859
Net unrealized appreciation (depreciation) during the period on investment transactions	667,693	434,561

Net increase (decrease) in net assets resulting from operations	1,508,209	467,201

Distributions to shareholders from:
Net realized gains:
Class B	(50,006)	—
Portfolio share transactions:

Class B
Proceeds from shares sold	34,270,431	13,456,607
Reinvestment of distributions	50,006	—
Cost of shares redeemed	(3,329,092)	(301,774)
Net increase (decrease) in net assets from Class B share transactions	30,991,345	13,154,833
Increase (decrease) in net assets	32,449,548	13,622,034
Net assets at beginning of period	13,622,034	—

Net assets at end of period (including undistributed net investment income of $595,467 and $0, respectively)	$46,071,582	$13,622,034

Other Information
Class B
Shares outstanding at beginning of period	1,277,644	—
Shares sold	3,174,980	1,306,747
Shares issued to shareholders in reinvestment of distributions	4,753	—
Shares redeemed	(307,586)	(29,103)
Net increase (decrease) in Class B shares	2,872,147	1,277,644

Shares outstanding at end of period	4,149,791	1,277,644

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.66	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	.28	.69

Total from investment operations	.47	.66

Less distributions from:
Net realized gains on investment transactions	(.03)	—

Net asset value, end of period	$11.10	$10.66

Total Return (%)[c,d]	4.38	6.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	46	14
Ratio of expenses before expense reductions (%)[e]	.94	2.96	*
Ratio of expenses after expense reductions (%)[e]	.75	.75	*
Ratio of net investment income (%)	1.73	(.67	)*
Portfolio turnover rate (%)	27	18	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
[e]	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Core Fixed Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

A Treasury’s guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Growth of an Assumed $10,000 Investment in DWS Core Fixed Income VIP from 5/1/1996 to 12/31/2005

☐ DWS Core Fixed Income VIP — Class A	The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

☐ Lehman Brothers Aggregate Bond Index	Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Core Fixed Income VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,225	$11,236	$12,830	$16,832
Average annual total return	2.25%	3.96%	5.11%	5.54%
Lehman Brothers Aggregate Bond Index
Growth of $10,000	$10,243	$11,126	$13,303	$18,622
Average annual total return	2.43%	3.62%	5.87%	6.64%

DWS Core Fixed Income VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,185	$11,108	$11,694
Average annual total return		1.85%	3.56%	4.57%
Lehman Brothers Aggregate Bond Index
Growth of $10,000		$10,243	$11,126	$11,819
Average annual total return		2.43%	3.62%	4.89%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begins April 30, 1996. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$995.80	$993.30
Expenses Paid per $1,000*	$3.42	$5.53

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.78	$1,019.66
Expenses Paid per $1,000*	$3.47	$5.60

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.68%	1.10%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Core Fixed Income VIP

Despite several rounds of bond market speculation to the contrary, the Federal Open Market Committee (the Fed) has remained surprisingly consistent in their tightening regimen, raising rates 25 basis points at every meeting in 2005. The Fed target rate finished the year 2.00% higher at 4.25%. The Treasury market, for its part, has been less consistent with periods of rate volatility. Still, the flattening yield curve trend continued and intensified in 2005, even ending the year slightly inverted as measured by the 2- to 10-year Treasuries (-2 basis points). Against this backdrop, the portfolio returned 2.25% (Class A shares, unadjusted for contract charges) for the year, compared with the 2.43% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

Spread sector performance for the year was mixed. Credit, after outperforming treasuries every year since 2002, reversed course and underperformed by 85 basis points due largely to the meltdown in the Auto sector. Our underweight strategy in autos, therefore, benefited performance, as did our holdings in insurance and utilities. Mortgage-backed securities also underperformed comparable Treasuries. On balance, our mortgage-backed securities holdings detracted from returns, although our emphasis on more structured collateralized mortgae obligations, which are less prepayment sensitive than the pass-throughs that comprise the index, fared better as volatility increased. The other high quality sectors, asset-backed securities and collateralized mortgage-backed securities, delivered the best performance for the year, and our overweight to these sectors aided returns.

Gary W. Bartlett, CFA J. Christopher Gagnier Timothy C. Vile, CFA

Warren S. Davis, III William T. Lissenden

Thomas J. Flaherty Daniel R. Taylor, CFA

Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio’s prospectus for specific details regarding its investments and risk profile.

A Treasury’s guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yield, or coupon rate, is simply the interest paid by a bond at the time it matures (is paid back to the purchaser). A bond with a 10% coupon or interest rate yields 10% of its principal when it matures.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as “steep” this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Collateralized Mortgage Obligations	21%	24%
Commercial and Non-Agency Mortgage Backed Securities	18%	11%
Corporate Bonds	15%	16%
US Treasury Obligations	15%	17%
US Government Agency Sponsored Pass-Throughs	9%	7%
Asset Backed	7%	8%
Foreign Bonds — US$ Denominated	5%	8%
Municipal Bonds and Notes	5%	5%
Cash Equivalents	5%	4%

	100%	100%

Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Financials	38%	45%
Consumer Discretionary	17%	6%
Utilities	13%	18%
Telecommunication Services	9%	8%
Materials	8%	4%
Energy	7%	11%
Industrials	6%	1%
Health Care	2%	7%

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04
US Government and Agencies	45%	49%
AAA*	32%	26%
AA	2%	3%
A	7%	11%
BBB	12%	11%
BB	2%	—

	100%	100%

*	Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Under 1 year	10%	9%
1-4.99 years	34%	46%
5-9.99 years	43%	25%
10-14.99 years	4%	10%
15 years or greater	9%	10%

	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 5.4 years and 6.7 years, respectively.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)
Corporate Bonds 15.6%
Consumer Discretionary 3.5%
Auburn Hills Trust, 12.375%, 5/1/2020	161,001	239,397
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	110,000	144,122
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	535,357
D.R. Horton, Inc., 5.375%, 6/15/2012	2,091,000	2,021,265
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	892,000	883,862
Series E, 4.78%*, 10/31/2008 (a)	643,000	643,359
Harrah’s Operating Co., Inc., 5.625%, 6/1/2015	1,752,000	1,721,203
Mandalay Resort Group, 6.5%, 7/31/2009 (a)	202,000	204,273
MGM MIRAGE: 6.0%, 10/1/2009	395,000	392,531
6.625%, 7/15/2015 (a)	130,000	129,675
News America, Inc., 144A, 6.4%, 12/15/2035	770,000	776,111
TCI Communications, Inc., 8.75%, 8/1/2015	848,000	1,027,517
Tele-Communications, Inc.: 9.875%, 6/15/2022	250,000	339,430
10.125%, 4/15/2022	363,000	496,615
Time Warner, Inc.:
6.625%, 5/15/2029	510,000	509,283
7.625%, 4/15/2031	1,705,000	1,898,772

		11,962,772

Energy 1.3%
Chesapeake Energy Corp.:
6.375%, 6/15/2015	362,000	362,000
6.625%, 1/15/2016	226,000	228,825
Enterprise Products Operating LP: Series B, 5.0%, 3/1/2015 (a)	517,000	492,485
7.5%, 2/1/2011	580,000	630,996
Sempra Energy, 4.621%, 5/17/2007	1,510,000	1,499,299
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,225,212

		4,438,817

Financials 5.7%
American General Finance Corp.:
Series H, 4.0%, 3/15/2011	1,417,000	1,340,486
Series I, 4.875%, 5/15/2010	735,000	728,687
American International Group, Inc., 144A, 5.05%, 10/1/2015	970,000	951,987
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	539,000	528,591
Duke Capital LLC, 4.302%, 5/18/2006	1,204,000	1,201,135
Erac USA Finance Co.:
144A, 5.9%, 11/15/2015	330,000	335,676
144A, 8.0%, 1/15/2011	1,346,000	1,503,801

	Principal Amount ($)	Value ($)
ERP Operating LP, 6.95%, 3/2/2011	432,000	463,661
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,140,951
Ford Motor Credit Co.:
6.5%, 1/25/2007	1,041,000	1,007,136
6.875%, 2/1/2006	2,860,000	2,853,851
General Motors Acceptance Corp.:
6.125%, 9/15/2006 (a)	238,000	231,183
6.125%, 8/28/2007	785,000	727,677
6.15%, 4/5/2007	190,000	179,465
HSBC Bank USA:
5.625%, 8/15/2035	780,000	762,901
5.875%, 11/1/2034	100,000	100,894
HSBC Finance Corp., 5.0%, 6/30/2015	330,000	320,897
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	284,000	282,362
JPMorgan Chase XVII, 5.85%, 8/1/2035 (a)	375,000	371,026
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	827,000	817,698
PLC Trust, Series 2003-1, 144A, 2.709%, 3/31/2006	250,215	249,296
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	790,000	797,010
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	384,000	372,468
ZFS Finance USA Trust I: 144A, 6.15%, 12/15/2065 (a)	1,000,000	1,007,268
144A, 6.45%, 12/15/2065	1,000,000	1,013,900

		19,290,007

Health Care 0.5%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	1,424,000	1,593,812
Industrials 0.3%
BAE System 2001 Asset Trust, “B”, Series 2001, 144A, 7.156%, 12/15/2011	259,064	271,449
K. Hovnanian Enterprises, Inc., 6.25%, 1/15/2015	635,000	597,603
Standard Pacific Corp., 6.5%, 8/15/2010	255,000	243,206

		1,112,258

Materials 0.6%
Georgia-Pacific Corp., 8.875%, 5/15/2031	952,000	954,380
Newmont Mining Corp., 5.875%, 4/1/2035	755,000	745,051
Weyerhaeuser Co.:
7.125%, 7/15/2023 (a)	95,000	100,438
7.375%, 3/15/2032	66,000	73,373

		1,873,242

Telecommunication Services 1.0%
Anixter International, Inc., 5.95%, 3/1/2015	306,000	276,908
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	877,000	884,898

	Principal Amount ($)	Value ($)
SBC Communications, Inc., 5.875%, 2/1/2012	1,333,000	1,370,482
Verizon Global Funding Corp., 7.75%, 12/1/2030	796,000	946,171

		3,478,459

Utilities 2.7%
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,536,925
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,571,677
5.0%, 2/15/2012	1,160,000	1,134,756
Entergy Louisiana, Inc., 6.3%, 9/1/2035	360,000	352,437
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	1,715,000	1,882,281
PSI Energy, Inc., 6.12%, 10/15/2035	830,000	848,781
TXU Energy Co., 7.0%, 3/15/2013	585,000	623,414
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,334,528
		9,284,799

Total Corporate Bonds (Cost $53,793,556)		53,034,166

Foreign Bonds — US$ Denominated 5.5%
Energy 0.2%
Petro-Canada, 5.95%, 5/15/2035	680,000	689,811

Financials 2.2%
BNP Paribas SA, 144A, 5.186%, 6/29/2049	300,000	291,040
DBS Capital Funding Corp., 144A, 7.657%, 3/15/2049	1,330,000	1,471,581
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,120,000	2,082,959
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	2,670,000	2,892,945
Resona Bank Ltd., 144A, 5.85%, 9/29/2049	816,000	812,552

		7,551,077

Industrials 1.0%
Tyco International Group SA:
6.75%, 2/15/2011	1,900,000	1,997,639
6.875%, 1/15/2029	916,000	998,387
7.0%, 6/15/2028	356,000	391,627

		3,387,653

Materials 1.1%
Alcan, Inc., 5.75%, 6/1/2035	74,000	72,051
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,285,552
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	2,010,424
Vale Overseas Ltd., 8.25%, 1/17/2034	295,000	339,619

		3,707,646

Sovereign Bonds 0.0%
United Mexican States, 8.375%, 1/14/2011	65,000	74,100

Telecommunication Services 1.0%
British Telecommunications PLC, 8.875%, 12/15/2030	1,065,000	1,424,908

	Principal Amount ($)	Value ($)
Telecom Italia Capital:
4.0%, 1/15/2010	440,000	419,077
4.95%, 9/30/2014	685,000	654,236
5.25%, 11/15/2013	850,000	834,083
		3,332,304

Total Foreign Bonds — US$ Denominated (Cost $18,664,154)		18,742,591

Asset Backed 7.5%

Automobile Receivables 0.9%
MMCA Automobile Trust:
“A4”, Series 2002-4, 3.05%, 11/16/2009	617,100	611,476
“A4”, Series 2002-2, 4.3%, 3/15/2010	784,011	781,715
“B”, Series 2002-2, 4.67%, 3/15/2010	486,668	480,205
“B”, Series 2002-1, 5.37%, 1/15/2010	438,264	437,098
Onyx Acceptance Owner Trust, “A3”, Series 2003-D, 2.4%, 12/15/2007	604,024	602,429

		2,912,923

Home Equity Loans 6.6%
Aegis Asset Backed Securities Trust:
“N1”, Series 2005-5N, 144A, 4.5%, 12/25/2023	1,407,099	1,395,666
“N1”, Series 2005-3N, 144A, 4.75%, 8/25/2035	915,743	910,889
Countrywide Asset-Backed Certificates:
“AF2”, Series 2005-7, 4.367%, 11/25/2035	2,340,000	2,303,891
“N1”, Series 2004-2N, 144A, 5.0%, 2/25/2035	159,196	158,405
Credit-Based Asset Servicing and Securities, “A3”, Series 2004-CB4, 4.632%, 5/25/2035	1,512,718	1,505,617
Encore Credit Receivables NIM Trust, “NOTE”, Series 2005-4, 144A, 4.5%, 1/25/2036	1,362,184	1,336,643
JPMorgan Mortgage Acquisition Corp., “A2F1”, Series 2005-FRE1, 5.375%, 10/25/2035	1,562,870	1,561,458
Master Asset Backed Securities Trust, “A1B”, Series 2005-AB1, 5.143%, 11/25/2035	2,277,609	2,272,597
Merrill Lynch Mortgage Investors, Inc., “A1A”, Series 2005-NCB, 5.451%, 7/25/2036	1,531,429	1,530,737
Novastar NIM Trust, “NOTE”, Series 2005-N1, 144A, 4.777%, 10/26/2035	876,383	873,553
Park Place Securities NIM Trust, “A”, Series 2005-WCW1, 144A, 4.25%, 9/25/2035	1,106,127	1,100,596
Renaissance Home Equity Loan Trust, “AF6”, Series 2005-2, 4.781%, 8/25/2035	835,000	800,874
Renaissance NIM Trust, “A”, Series 2004-A, 144A, 4.45%, 6/25/2034	8,670	8,654
Residential Asset Securities Corp., “AI6”, Series 2000-KS1, 7.905%, 2/25/2031	1,215,405	1,220,986

	Principal Amount ($)	Value ($)
Securitized Asset Backed NIM Trust, “NIM”, Series 2005-FR4, 144A, 6.0%, 1/25/2036	2,520,847	2,519,271
Terwin Mortgage Trust, “AF2”, Series 2005-14HE, 4.85%, 8/25/2036	3,094,000	3,064,027
		22,563,864

Total Asset Backed (Cost $25,694,021)		25,476,787

	Shares	Value ($)
Preferred Stocks 0.2%
Farm Credit Bank of Texas, Series 1	325,000	356,457
Axis Capital Holdings Ltd., Series B, 7.5%	3,300	343,406

Total Preferred Stocks (Cost $682,657)		699,863

	Principal Amount ($)	Value ($)
US Government Agency Sponsored Pass-Throughs 9.4%
Federal Home Loan Mortgage Corp.:
4.0%, 5/1/2019	2,274,382	2,174,167
5.0%, 3/1/2034 (f)	3,080,000	2,980,861
6.0%, with various maturities from 12/1/2025 until 12/1/2034	3,103,891	3,145,732
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 10/1/2033 (f)	4,327,077	4,112,537
5.0%, with various maturities from 4/1/2025 until 2/1/2034 (f)	3,663,531	3,578,072
5.5%, with various maturities from 7/1/2024 until 1/1/2025 (f)	5,440,642	5,433,420
6.31%, 6/1/2008	1,500,000	1,530,207
6.5%, with various maturities from 3/1/2017 until 11/1/2035	3,491,126	3,582,023
7.0%, with various maturities from 11/1/2035 until 12/1/2035	4,052,464	4,228,071
7.13%, 1/1/2012	1,105,835	1,118,176
8.0%, 9/1/2015	48,515	51,809

Total US Government Agency Sponsored Pass-Throughs (Cost $32,300,935)		31,935,075

Commercial and Non-Agency Mortgage-Backed Securities 18.0%
Adjustable Rate Mortgage Trust, “3A31”, Series 2005-10, 5.437%*, 1/25/2036	1,265,000	1,256,708
Banc of America Commercial Mortgage, Inc., “AJ”, Series 2005-1, 5.0%*, 11/10/2042	2,270,000	2,263,117
Bear Stearns Adjustable Rate Mortgage Trust, “2A3”, Series 2005-4, 4.45%*, 8/25/2035	1,185,000	1,150,841
Citicorp Mortgage Securities, Inc.:
“A4”, Series 2003-3, 5.5%, 3/25/2033	752,479	751,619

	Principal Amount ($)	Value ($)
“1A1”, Series 2004-8, 5.5%, 10/25/2034	1,326,269	1,325,064
Citigroup Mortgage Loan Trust, Inc.:
“1A2”, Series 2004-NCM-1, 6.5%, 7/25/2034	1,123,899	1,149,187
“1CB2”, Series 2004-NCM2, 6.75%, 8/25/2034	1,433,796	1,476,362
Countrywide Alternative Loan Trust:
“A2”, Series 2003-6T2, 5.0%, 6/25/2033	1,132,397	1,128,672
“A2”, Series 2003-21T1, 5.25%, 12/25/2033	1,636,441	1,631,688
“A6”, Series 2004-14T2, 5.5%, 8/25/2034	1,667,677	1,665,983
“7A1”, Series 2004-J2, 6.0%, 12/25/2033	447,182	446,483
“1A1”, Series 2004-J1, 6.0%, 2/25/2034	311,108	311,836
First Union-Lehman Brothers Commercial Mortgage, “A3”, Series 1997-C1, 7.38%, 4/18/2029	1,031,239	1,047,701
GMAC Commercial Mortgage Securities, Inc., “A3”, Series 1997-C1, 6.869%, 7/15/2029	451,643	461,647
Greenwich Capital Commercial Funding Corp.:
“AJ”, Series 2005-GG3, 4.859%, 8/10/2042	845,000	818,956
“B”, Series 2005-GG3, 4.894%, 8/10/2042	1,410,000	1,364,817
“AM”, Series 2005-GG5, 5.277%, 4/10/2037	1,680,000	1,688,895
GS Mortgage Securities Corp. II, “C”, Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,313,896
JP Morgan Mortgage Trust, “2A1”, Series 2005-A8, 4.969%, 11/25/2035	1,482,924	1,471,840
LB-UBS Commercial Mortgage Trust, “AJ”, Series 2005-C3, 4.843%, 7/15/2040	3,095,000	2,986,402
Master Alternative Loans Trust:
“5A1”, Series 2005-1, 5.5%, 1/25/2020	703,659	704,918
“3A1”, Series 2004-5, 6.5%, 6/25/2034	61,023	62,091
“5A1”, Series 2005-2, 6.5%, 12/25/2034	306,680	309,196
“8A1”, Series 2004-3, 7.0%, 4/25/2034	199,743	201,452
Master Asset Securitization Trust:
“8A1”, Series 2003-6, 5.5%, 7/25/2033	782,165	768,966
“2A7”, Series 2003-9, 5.5%, 10/25/2033	1,313,800	1,299,812
Merrill Lynch Mortgage Trust:
“AM”, Series 2005-MCP1, 4.805%, 6/12/2043	1,715,000	1,662,696
“D” Series 2005-CKI1, 5.245%, 11/12/2037	360,000	355,466
Residential Accredit Loans, Inc., “CB”, Series 2004-QS2, 5.75%, 2/25/2034	1,016,699	1,010,028
Residential Asset Securitization Trust, “A1”, Series 2003-A11, 4.25%, 11/25/2033	85,440	85,188

	Principal Amount ($)	Value ($)
Structured Adjustable Rate Mortgage Loan Trust:
“6A3”, Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,475,266
“1A1”, Series 2005-18, 5.725%*, 9/25/2035	1,493,367	1,495,555
Structured Asset Securities Corp., “4A1”, Series 2005-6, 5.0%, 5/25/2035	876,118	844,906
Wachovia Bank Commercial Mortgage Trust, “AJ”, Series 2005-C20, 5.124%*, 7/15/2042	3,135,000	3,111,120
Washington Mutual:
“A6”, Series 2004-AR4, 3.804%*, 6/25/2034	1,695,000	1,628,600
“A6”, Series 2003-AR11, 3.985%, 10/25/2033	1,540,000	1,495,446
“A7, Series 2004-AR9, 4.181%*, 8/25/2034	1,393,000	1,364,374
“2A1”, Series 2002-S8, 4.5%, 1/25/2018	433,365	430,769
“1A6”, Series 2005-AR12, 4.844%*, 10/25/2035	3,125,000	3,074,809
“1A1”, Series 2005-AR14, 5.082%*, 12/25/2035	1,542,410	1,532,792
“1A3”, Series 2005-AR16, 5.132%, 12/25/2035	1,660,000	1,638,587
“4A”, Series 2004-CB2, 6.5%, 8/25/2034	220,535	225,497
Wells Fargo Mortgage Backed Securities Trust:
“2A17”, Series 2005-AR10, 3.5%*, 6/25/2035	385,000	370,559
“A6”, Series 2004-N, 4.0%, 8/25/2034	2,350,000	2,273,913
“2A14”, Series 2005-AR10, 4.11%*, 6/25/2035	2,350,000	2,284,189
“2A15”, Series 2005-AR10, 4.11%*, 6/25/2035	3,155,000	3,066,646
“1A6”, Series 2003-1, 4.5%, 2/25/2018	302,247	300,590
“4A2”, Series 2005-AR16, 4.993%, 10/25/2035	2,385,000	2,352,962

Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $62,070,164)		61,138,107

Collateralized Mortgage Obligations 20.9%
Fannie Mae Whole Loan:
“2A3”, Series 2003-W3, 4.16%, 6/25/2042	605,409	601,847
“1A3”, Series 2003-W18, 4.732%, 8/25/2043	330,528	329,550
“A2”, Series 2004-W4, 5.0%, 6/25/2034	2,115,000	2,107,274
“1A1”, Series 2004-W15, 6.0%, 8/25/2044	1,649,045	1,666,488
Federal Home Loan Mortgage Corp.:
“XG”, Series 2737, 4.0%, 11/15/2022	1,050,000	1,030,410
“NB”, Series 2750, 4.0%, 12/15/2022	2,839,000	2,783,549
“KB”, Series 2552, 4.25%, 6/15/2027	1,220,640	1,211,237
“LC”, Series 2682, 4.5%, 7/15/2032	805,000	761,759
“PE”, Series 2727, 4.5%, 7/15/2032	2,395,000	2,259,214

	Principal Amount ($)	Value ($)
“NP”, Series 2802, 4.5%, 1/15/2033	1,770,000	1,664,287
“HG”, Series 2543, 4.75%, 9/15/2028	988,294	983,812
“OL”, Series 2840, 5.0%, 11/15/2022	2,335,000	2,329,242
“PE”, Series 2721, 5.0%, 1/15/2023	135,000	129,562
“PQ”, Series 2844, 5.0%, 5/15/2023	1,616,000	1,616,794
“BU”, Series 2911, 5.0%, 9/15/2023	2,403,000	2,394,410
“EW”, Series 2545, 5.0%, 3/15/2029	1,442,593	1,438,683
“BG”, Series 2640, 5.0%, 2/15/2032	2,060,000	2,006,590
“PD”, Series 2844, 5.0%, 12/15/2032	2,765,000	2,664,769
“EG”, Series 2836, 5.0%, 12/15/2032	2,770,000	2,669,166
“PD”, Series 2783, 5.0%, 1/15/2033	1,283,000	1,239,752
“TE”, Series 2780, 5.0%, 1/15/2033	1,785,000	1,724,486
“NE”, Series 2802, 5.0%, 2/15/2033	2,640,000	2,550,366
“OE”, Series 2840, 5.0%, 2/15/2033	2,780,000	2,676,838
“PD”, Series 2890, 5.0%, 3/15/2033	1,485,000	1,428,619
“OG”, Series 2889, 5.0%, 5/15/2033	1,770,000	1,708,492
“PE”, Series 2898, 5.0%, 5/15/2033	860,000	827,248
“XD”, Series 2941, 5.0%, 5/15/2033	1,055,000	1,013,764
“PE”, Series 2864, 5.0%, 6/15/2033	2,275,000	2,199,016
“UE”, Series 2911, 5.0%, 6/15/2033	3,055,000	2,936,762
“BG”, Series 2869, 5.0%, 7/15/2033	335,000	322,429
“KD”, Series 2915, 5.0%, 9/15/2033	1,341,000	1,289,735
“NE”, Series 2921, 5.0%, 9/15/2033	2,275,000	2,187,600
“QE”, Series 2991, 5.0%, 8/15/2034	2,530,000	2,429,416
“PE”, Series 2378, 5.5%, 11/15/2016	1,765,000	1,790,398
“CH”, Series 2390, 5.5%, 12/15/2016	440,000	444,561
“PE”, Series 2512, 5.5%, 2/15/2022	45,000	45,813
“YA”, Series 2841, 5.5%, 7/15/2027	2,405,715	2,420,404
“BD”, Series 2453, 6.0%, 5/15/2017	872,475	894,037
“Z”, Series 2173, 6.5%, 7/15/2029	288,809	298,690
Federal National Mortgage Association:
“WB”, Series 2003-106, 4.5%, 10/25/2015	1,735,000	1,719,908
“NE”, Series 2004-52, 4.5%, 7/25/2033	1,282,000	1,202,326
“PE”, Series 2005-44, 5.0%, 7/25/2033	650,000	623,612
“QD”, Series 2005-29, 5.0%, 8/25/2033	435,000	417,400

	Principal Amount ($)	Value ($)
“HE”, Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,478,004
“ND”, Series 3036, 5.0%, 5/15/2034	1,645,000	1,579,680
“PG”, Series 2002-3, 5.5%, 2/25/2017	500,000	507,766
“QC”, Series 2002-11, 5.5%, 3/25/2017	640,000	649,342
“MC”, Series 2002-56, 5.5%, 9/25/2017	713,781	721,257
“VD”, Series 2002-56, 6.0%, 4/25/2020	103,039	103,451
“PM”, Series 2001-60, 6.0%, 3/25/2030	89,844	89,940
“A2”, Series 1998-M6, 6.32%, 8/15/2008	755,090	774,990
“HM”, Series 2002-36, 6.5%, 12/25/2029	35,829	35,875

Total Collateralized Mortgage Obligations (Cost $72,271,041)		70,980,620

Municipal Bonds and Notes 4.9%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (b)	1,530,000	1,662,299
California, Statewide Communities Development Authority Revenue, Series A-1, 4.0%, 11/15/2006 (b)	1,515,000	1,503,092
Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (b)	1,410,000	1,509,067
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, 4.55%, 5/15/2012 (b)	1,000,000	978,790
Jicarilla, NM, Sales & Tax Special Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	948,733
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, 5.83%, 12/1/2017 (b)	2,500,000	2,612,050
New York, General Obligation, Environmental Facilities Corp., 4.95%, 1/1/2013 (b)	1,500,000	1,502,190

	Principal Amount ($)	Value ($)
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (b)	1,430,000	1,443,084
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2017 (b)	3,830,000	2,140,242
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (b)	1,550,000	1,462,208
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (b)	1,040,000	1,010,173

Total Municipal Bonds and Notes (Cost $16,539,393)		16,771,928

US Treasury Obligations 14.8%
US Treasury Bond, 6.0%, 2/15/2026 (a)	8,624,000	10,169,585
US Treasury Notes:
3.375%, 2/15/2008 (a)	9,543,000	9,346,548
4.75%, 5/15/2014 (a)	8,400,000	8,604,422
5.0%, 8/15/2011 (a)	21,442,000	22,131,317

Total US Treasury Obligations (Cost $50,678,932)		50,251,872

	Shares	Value ($)
Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 4.28%(c) (d) (Cost $54,947,630)	54,947,630	54,947,630
Cash Equivalents 4.7%
Cash Management QP Trust, 4.26%(e) (Cost $16,123,788)	16,123,788	16,123,788

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $403,766,271)+	117.6	400,102,427
Other Assets and Liabilities, Net	(17.6)	(59,835,567)

Net Assets	100.0	340,266,860

Notes to DWS Core Fixed Income VIP Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
+	The cost for federal income tax purposes was $403,930,558. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $3,828,131. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,441,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,270,039.
(a)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $53,856,661 which is 15.8% of net assets.
(b)	Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.1%
Financial Guaranty Insurance Co.	1.6%
Financial Security Assurance Inc.	1.0%
MBIA Corp.	0.2%

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:
Investments in securities, at value (cost $332,694,853) — including $53,856,661 of securities loaned	$329,031,009
Investment in Daily Assets Fund Institutional (cost $54,947,630)*	54,947,630
Investment in Cash Management QP Trust (cost $16,123,788)	16,123,788
Total investments in securities, at value (cost $403,766,271)	400,102,427
Cash	290,090
Interest receivable	2,770,029
Receivable for Portfolio shares sold	303,562
Other assets	10,098

Total assets	403,476,206

Liabilities
Payable for investments purchased	4,278,129
Payable upon return of securities loaned	54,947,630
Payable for investments purchased — mortgage dollar rolls	3,622,889
Deferred mortgage dollar roll income	903
Accrued management fee	167,653
Payable for Portfolio shares redeemed	41,002
Other accrued expenses and payables	151,140

Total liabilities	63,209,346

Net assets, at value	$340,266,860

Net Assets
Net assets consist of:
Undistributed net investment income	11,525,027
Net unrealized appreciation (depreciation) on
investments	(3,663,844)

Accumulated net realized gain (loss)	(402,744)
Paid-in capital	332,808,421

Net assets, at value	$340,266,860

Class A
Net Asset Value, offering and redemption price per share ($251,626,427 ÷ 21,303,867 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.81

Class B
Net Asset Value, offering and redemption price per share ($88,640,433 ÷ 7,523,292 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.78

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:
Interest	$14,029,550
Mortgage dollar roll income	46,816
Interest — Cash Management QP Trust	357,029
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	92,963

Total Income	14,526,358

Expenses:
Management fee	1,883,098
Custodian fees	21,344
Distribution service fees (Class B)	220,712
Record keeping fees (Class B)	131,719
Auditing	44,824
Legal	13,813
Trustees’ fees and expenses	16,581
Reports to shareholders	70,805
Other	49,371
Total expenses before expense reductions	2,452,267
Expense reductions	(5,905)
Total expenses after expense reductions	2,446,362

Net investment income	12,079,996

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(353,676)
Net unrealized appreciation (depreciation) during the period on investments	(5,057,842)

Net gain (loss) on investment transactions	(5,411,518)

Net increase (decrease) in net assets resulting from operations	$6,668,478

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$12,079,996	$9,852,018
Net realized gain (loss) on investment transactions	(353,676)	2,613,421
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,057,842)	(740,835)

Net increase (decrease) in net assets resulting from operations	6,668,478	11,724,604

Distributions to shareholders from:

Net investment income:
Class A	(7,365,945)	(6,899,791)
Class B	(2,666,763)	(1,766,032)

Net realized gains:
Class A	(1,950,232)	(3,369,665)
Class B	(794,464)	(976,642)

Portfolio share transactions:
Class A
Proceeds from shares sold	81,598,580	43,408,606
Reinvestment of distributions	9,316,177	10,269,456
Cost of shares redeemed	(45,087,748)	(42,555,105)

Net increase (decrease) in net assets from Class A share transactions	45,827,009	11,122,957

Class B
Proceeds from shares sold	9,590,439	46,084,279
Reinvestment of distributions	3,461,227	2,742,674
Cost of shares redeemed	(10,890,122)	(6,180,393)
Net increase (decrease) in net assets from Class B share transactions	2,161,544	42,646,560

Increase (decrease) in net assets	41,879,627	52,481,991

Net assets at beginning of period	298,387,233	245,905,242

Net assets at end of period (including undistributed net investment income of $11,525,027 and $9,524,556, respectively)	$340,266,860	$298,387,233

Other Information
Class A
Shares outstanding at beginning of period	17,397,738	16,493,825
Shares sold	6,905,327	3,610,180
Shares issued to shareholders in reinvestment of distributions	808,696	865,161
Shares redeemed	(3,807,894)	(3,571,428)
Net increase (decrease) in Class A shares	3,906,129	903,913

Shares outstanding at end of period	21,303,867	17,397,738

Class B
Shares outstanding at beginning of period	7,335,272	3,731,351
Shares sold	808,980	3,887,722
Shares issued to shareholders in reinvestment of distributions	300,193	230,865
Shares redeemed	(921,153)	(514,666)
Net increase (decrease) in Class B shares	188,020	3,603,921

Shares outstanding at end of period	7,523,292	7,335,272

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$12.07	$12.16	$11.98	$11.48	$11.45

Income (loss) from investment operations:
Net investment income[b]	.47	.50	.45	.53	.62
Net realized and unrealized gain (loss) on investment transactions	(.21)	.05	.14	.37	.01

Total from investment operations	.26	.55	.59	.90	.63

Less distributions from:
Net investment income	(.41)	(.43)	(.41)	(.40)	(.60)
Net realized gain on investment transactions	(.11)	(.21)	—	—	—

Total distributions	(.52)	(.64)	(.41)	(.40)	(.60)

Net asset value, end of period	$11.81	$12.07	$12.16	$11.98	$11.48

Total Return (%)	2.25	4.53	5.13	8.01	5.71

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	210	201	216	134
Ratio of expenses (%)	.67	.66	.66	.65	.64
Ratio of net investment income (%)	3.96	4.18	3.75	4.57	5.46
Portfolio turnover rate (%)	164[c]	185[c]	229[c]	267	176

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.
[c]	The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.04	$12.13	$11.96	$11.36

Income (loss) from investment operations:
Net investment income[b]	.42	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.21)	.05	.15	.33

Total from investment operations	.21	.50	.55	.60

Less distributions from:
Net investment income	(.36)	(.38)	(.38)	—
Net realized gain on investment transactions	(.11)	(.21)	—	—

Total distributions	(.47)	(.59)	(.38)	—

Net asset value, end of period	$11.78	$12.04	$12.13	$11.96

Total Return (%)	1.85	4.10	4.76	5.28	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	89	88	45	2
Ratio of expenses (%)	1.07	1.03	1.05	.92	*
Ratio of net investment income (%)	3.56	3.81	3.36	4.69	*
Portfolio turnover rate (%)	164[c]	185[c]	229[c]	267

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	The portfolio turnover rate including mortgage dollar roll transactions was 176%, 204% and 265% for the years ended December 31, 2005, December 31, 2004, and December 31, 2003, respectively.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Davis Venture Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Davis Venture Value VIP from 5/1/2001 to 12/31/2005

☐ DWS Davis Venture Value VIP — Class A ☐ Russell 1000 Value Index	Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Davis Venture Value VIP	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,964	$15,919	$12,735
Average annual total return	9.64%	16.76%	5.32%
Russell 1000 Value Index
Growth of $10,000	$10,705	$16,216	$13,095
Average annual total return	7.05%	17.49%	5.95%

DWS Davis Venture Value VIP	1-Year	3-Year	Life of Class**
Class B
Growth of $10,000	$10,923	$15,750	$14,752
Average annual total return	9.23%	16.35%	11.75%
Russell 1000 Value Index
Growth of $10,000	$10,705	$16,216	$14,386
Average annual total return	7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,082.30	$1,080.60
Expenses Paid per $1,000*	$4.88	$6.87

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.52	$1,018.60
Expenses Paid per $1,000*	$4.74	$6.67

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.93%	1.31%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Davis Venture Value VIP

DWS Davis Venture Value VIP returned 9.64% (Class A shares, unadjusted for contract charges) for the year ended December 31, 2005, compared with 7.05% for the Portfolio’s benchmark, the Russell 1000 Value Index.

Energy companies were the most important contributors to the Portfolio’s performance over the year. All of the Portfolio’s energy company holdings performed well, with EOG Resources, Inc., Devon Energy Corp. and ConocoPhillips all among the top five contributors.

Insurance companies — the Portfolio’s largest industry group holdings — were the second most important contributors to the Portfolio’s performance. Progressive Corp. was among the Portfolio’s top five contributors to performance.

Other positive contributions to the Portfolio’s performance were the Portfolio’s significant investments in both diversified financial companies and consumer staple companies. Altria Group, Inc., a tobacco company, ranked among the Portfolio’s top five contributors to performance. Avon Products, Inc. (initially purchased in June 2005), a consumer staples company, ranked among the top five detractors from performance.

Detracting from the Portfolio’s performance were holdings in both the consumer discretionary sector and the industrial sector. Comcast Corp. Special “A”, a consumer discretionary company, and Tyco International Ltd., an industrial company, were among the top five detractors from performance.

The Portfolio had approximately 9% of its portfolio invested in foreign companies at December 31, 2005 — but those foreign holdings underperformed the Portfolio’s secondary benchmark (the S&P 500 Index) over the year.

Christopher C. Davis

Kenneth Charles Feinberg

Co-Managers

Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the dame underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor’s (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

In this report Davis Selected Advisers makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the investment strategies will be successful. Market values will vary so that an investor may experience a gain or a loss.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	94%
Cash Equivalents	1%	6%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	45%	50%
Consumer Staples	15%	12%
Energy	11%	9%
Industrials	8%	9%
Consumer Discretionary	8%	7%
Health Care	4%	4%
Materials	4%	5%
Information Technology	4%	3%
Telecommunication Services	1%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 72. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Davis Venture Value VIP

	Shares	Value ($)
Common Stocks 99.1%
Consumer Discretionary 7.7%
Automobiles 1.4%
Harley-Davidson, Inc. (a)	103,100	5,308,619

Diversified Consumer Services 1.5%
H&R Block, Inc.	232,000	5,695,600

Household Durables 0.2%
Hunter Douglas NV	11,263	613,109

Internet & Catalog Retail 0.4%
Expedia, Inc.* (a)	33,899	812,220
IAC/InterActiveCorp.* (a)	33,899	959,681

		1,771,901

Media 4.2%
Comcast Corp. Special “A”*	383,200	9,844,408
Gannett Co., Inc.	19,600	1,187,172
Lagardere S.C.A.	54,700	4,209,356
WPP Group PLC ADR (a)	18,200	982,800

		16,223,736

Consumer Staples 14.9%
Beverages 2.0%
Diageo PLC (ADR) (a)	83,300	4,856,390
Heineken Holding NV	98,200	2,885,548

		7,741,938

Food & Staples Retailing 6.1%
Costco Wholesale Corp.	329,300	16,290,471
Wal-Mart Stores, Inc.	157,300	7,361,640

		23,652,111

Food Products 0.8%
The Hershey Co.	52,800	2,917,200

Personal Products 0.8%
Avon Products, Inc.	109,800	3,134,790

Tobacco 5.2%
Altria Group, Inc.	270,600	20,219,232

Energy 10.5%

Energy Equipment & Services 1.0%
Transocean, Inc.*	53,600	3,735,384

Oil, Gas & Consumable Fuels 9.5%
ConocoPhillips	170,720	9,932,490
Devon Energy Corp.	150,600	9,418,524
EOG Resources, Inc.	128,600	9,435,382
Occidental Petroleum Corp.	102,800	8,211,664

		36,998,060

Financials 44.7%
Banks 10.6%
Commerce Bancorp, Inc. (a)	53,100	1,827,171
Fifth Third Bancorp.	74,900	2,825,228
Golden West Financial Corp.	190,400	12,566,400
HSBC Holdings PLC	743,041	11,927,499
Lloyds TSB Group PLC (ADR) (a)	75,900	2,565,420
Wells Fargo & Co.	149,600	9,399,368

		41,111,086

	Shares	Value ($)
Capital Markets 1.9%
Ameriprise Financial, Inc.	97,120	3,981,920
Morgan Stanley	43,500	2,468,190
State Street Corp.	13,400	742,896

		7,193,006

Consumer Finance 4.9%
American Express Co.	366,600	18,865,236

Diversified Financial Services 7.8%
Citigroup, Inc.	190,400	9,240,112
JPMorgan Chase & Co.	384,384	15,256,201
Moody’s Corp.	96,400	5,920,888

		30,417,201

Insurance 17.8%
American International Group, Inc.	280,400	19,131,692
Aon Corp.	98,800	3,551,860
Berkshire Hathaway, Inc. “B”*	5,005	14,692,178
Chubb Corp.	11,700	1,142,505
Loews Corp.	89,100	8,451,135
Markel Corp.* (a)	900	285,345
Marsh & McLennan Companies, Inc.	93,300	2,963,208
Principal Financial Group, Inc.	26,800	1,271,124
Progressive Corp.	104,000	12,145,120
Sun Life Financial, Inc.	16,200	650,106
Transatlantic Holdings, Inc. (a)	72,237	4,854,326

		69,138,599

Real Estate 1.7%
CenterPoint Properties Trust (REIT)	131,600	6,511,568

Health Care 4.4%
Health Care Providers & Services
Cardinal Health, Inc.	68,500	4,709,375
Caremark Rx, Inc.*	91,800	4,754,322
HCA, Inc.	149,400	7,544,700

		17,008,397

Industrials 8.2%
Air Freight & Logistics 0.6%
United Parcel Service, Inc. “B”	30,200	2,269,530

Commercial Services & Supplies 3.0%
China Merchants Holdings International Co., Ltd	648,000	1,404,036
Cosco Pacific Ltd.	554,000	1,007,448
D&B Corp.*	49,900	3,341,304
Iron Mountain, Inc.* (a)	144,700	6,109,234

		11,862,022

Industrial Conglomerates 4.4%
Tyco International Ltd.	588,262	16,977,241

Road & Rail 0.2%
Kuehne & Nagel International AG (Registered)	2,764	779,317

Information Technology 3.8%

Communications Equipment 0.3%
Nokia Oyj (ADR)	53,600	980,880

	Shares	Value ($)
Computers & Peripherals 2.2%
Dell, Inc.*	118,100	3,541,819
Hewlett-Packard Co.	82,700	2,367,701
Lexmark International, Inc. “A”* (a)	60,200	2,698,766

		8,608,286

Software 1.3%
Microsoft Corp.	192,500	5,033,875

Materials 3.9%
Construction Materials 1.6%
Martin Marietta Materials, Inc.	42,500	3,260,600
Vulcan Materials Co.	44,400	3,008,100

		6,268,700

Containers & Packaging 2.3%
Sealed Air Corp.* (a)	159,600	8,964,732

Telecommunication Services 1.0%
Diversified Telecommunication Services 0.7%
NTL, Inc.* (a)	13,200	898,656
Telewest Global, Inc.* (a)	66,900	1,593,558

		2,492,214

	Shares	Value ($)
Wireless Telecommunication Services 0.3%
SK Telecom Co., Ltd. (ADR) (a)	62,200	1,262,038

Total Common Stocks (Cost $288,225,236)		383,755,608

Securities Lending Collateral 4.6%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $17,878,804)	17,878,804	17,878,804

Cash Equivalents 0.8%
Cash Management QP Trust, 4.26% (d) (Cost $3,223,464)	3,223,464	3,223,464

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $309,327,504)+	104.5	404,857,876
Other Assets and Liabilities, Net	(4.5)	(17,415,132)

Net Assets	100.0	387,442,744

Notes to DWS Davis Venture Value VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $309,718,350. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $95,139,526. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $101,184,936 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,045,410.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $17,442,457 which is 4.5% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets
Investments:

Investments in securities, at value (cost $288,225,236) — including $17,442,457 of securities loaned	$383,755,608
Investment in Daily Assets Fund Institutional (cost $17,878,804)*	17,878,804
Investment in Cash Management QP Trust (cost $3,223,464)	3,223,464
Total investments in securities, at value (cost $309,327,504)	404,857,876
Cash	10,000
Foreign currency, at value (cost $520,407)	509,372
Receivable for investments sold	49,630
Dividends receivable	591,897
Interest receivable	18,116
Foreign taxes recoverable	4,555
Other assets	10,045

Total assets	406,051,491

Liabilities
Payable for Portfolio shares redeemed	402,894
Payable upon return of securities loaned	17,878,804
Accrued management fee	219,047
Other accrued expenses and payables	108,002

Total liabilities	18,608,747

Net assets, at value	$387,442,744

Net Assets
Net assets consist of:
Undistributed net investment income	2,254,802
Net unrealized appreciation (depreciation) on:
Investments	95,530,372
Foreign currency related transactions	(11,544)
Accumulated net realized gain (loss)	(6,442,086)
Paid-in capital	296,111,200

Net assets, at value	$387,442,744

Class A
Net Asset Value, offering and redemption price per share ($309,354,882 ÷ 24,763,248 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.49

Class B
Net Asset Value, offering and redemption price per share ($78,087,862 ÷ 6,263,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.47

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income
Income:

Dividends (net of foreign taxes withheld of $129,826)	$5,899,111
Interest — Cash Management QP Trust	251,330
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	38,041

Total Income	6,188,482

Expenses:

Management fee	3,353,292
Custodian and accounting fees	116,627
Distribution service fees (Class B)	177,310
Record keeping fees (Class B)	97,746
Auditing	46,948
Legal	15,169
Trustees’ fees and expenses	15,117
Reports to shareholders	56,009
Other	24,117
Total expenses before expense reductions	3,902,335
Expense reductions	(199,632)

Total expenses after expense reductions	3,702,703

Net investment income (loss)	2,485,779

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:
Investments	1,835,229
Foreign currency related transactions	(14,089)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
1,821,140

Net unrealized appreciation (depreciation) during the period on:

Investments	29,230,931
Foreign currency related transactions	(22,344)

29,208,587

Net gain (loss) on investment transactions	31,029,727

Net increase (decrease) in net assets resulting from operations	$33,515,506

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$2,485,779	$1,954,893
Net realized gain (loss) on investment transactions	1,821,140	(1,157,982)
Net unrealized appreciation (depreciation) during the period on investment transactions	29,208,587	32,686,703

Net increase (decrease) in net assets resulting from operations	33,515,506	33,483,614

Distributions to shareholders from:

Net investment income:
Class A	(2,091,774)	(1,002,743)
Class B	(260,311)	(15,708)

Portfolio share transactions:
Class A
Proceeds from shares sold	36,365,583	39,970,621
Reinvestment of distributions	2,091,774	1,002,743
Cost of shares redeemed	(22,500,564)	(19,163,185)

Net increase (decrease) in net assets from Class A share transactions	15,956,793	21,810,179

Class B
Proceeds from shares sold	11,711,444	32,936,634
Reinvestment of distributions	260,311	15,708
Cost of shares redeemed	(6,187,073)	(2,151,840)
Net increase (decrease) in net assets from Class B share transactions	5,784,682	30,800,502

Increase (decrease) in net assets	52,904,896	85,075,844

Net assets at beginning of period	334,537,848	249,462,004
Net assets at end of period (including undistributed net investment income of $2,254,802 and $1,834,272, respectively)	$387,442,744	$334,537,848

Other Information
Class A
Shares outstanding at beginning of period	23,386,408	21,351,155
Shares sold	3,107,848	3,746,952
Shares issued to shareholders in reinvestment of distributions	184,135	93,978
Shares redeemed	(1,915,143)	(1,805,677)
Net increase (decrease) in Class A shares	1,376,840	2,035,253

Shares outstanding at end of period	24,763,248	23,386,408

Class B
Shares outstanding at beginning of period	5,765,180	2,848,268
Shares sold	1,002,803	3,116,302
Shares issued to shareholders in reinvestment of distributions	22,895	1,471
Shares redeemed	(527,786)	(200,861)
Net increase (decrease) in Class B shares	497,912	2,916,912

Shares outstanding at end of period	6,263,092	5,765,180

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$11.48	$10.31	$7.99	$9.50	$10.00

Income (loss) from investment operations:
Net investment income (loss)[b]	.09	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	1.01	1.14	2.31	(1.55)	(.53)

Total from investment operations	1.10	1.22	2.37	(1.50)	(.50)

Less distributions from:
Net investment income	(.09)	(.05)	(.05)	(.01)	—

Net asset value, end of period	$12.49	$11.48	$10.31	$7.99	$9.50

Total Return (%)	9.64[c]	11.83	29.84	(15.79)	(5.00	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	309	268	220	160	109
Ratio of expenses before expense reductions (%)	1.02	1.05	1.01	1.02	1.09	*
Ratio of expenses after expense reductions (%)	.96	1.05	1.01	1.02	1.09	*
Ratio of net investment income (%)	.78	.74	.62	.62	.48	*
Portfolio turnover rate (%)	8	3	7	22	15	*

a	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b	Based on average shares outstanding during the period.
c	Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004		2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.46	$10.29		$7.98	$8.52

Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.04		.02	.04
Net realized and unrealized gain (loss) on investment transactions	1.01	1.13		2.32	(.58)

Total from investment operations	1.05	1.17		2.34	(.54)

Less distributions from:
Net investment income	(.04)	.00	***	(.03)	—

Net asset value, end of period	$12.47	$11.46		$10.29	$7.98

Total Return (%)	9.23[c]	11.42		29.42	(6.34	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	78	66		29	.8
Ratio of expenses before expense reductions (%)	1.41	1.44		1.40	1.27	*
Ratio of expenses after expense reductions (%)	1.34	1.44		1.40	1.27	*
Ratio of net investment income (%)	.40	.36		.23	1.06	*
Portfolio turnover rate (%)	8	3		7	22

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Reimbursement of $621 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized
***	Amount is less than $.005.

Performance Summary December 31, 2005

DWS Dreman Financial Services VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Financial Services VIP from 5/4/1998 to 12/31/2005

☐ DWS Dreman Financial Services VIP — Class A ☐ S&P 500 Index ☐ S&P Financial Index

The Standard & Poor’s (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor’s (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Dreman Financial Services VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$9,993	$14,341	$12,483	$14,725
Average annual total return	-.07%	12.77%	4.54%	5.18%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$12,629
Average annual total return	4.91%	14.39%	.54%	3.09%
S&P Financial Index
Growth of $10,000	$10,647	$15,471	$12,024	$15,354
Average annual total return	6.47%	15.66%	3.76%	5.75%

DWS Dreman Financial Services VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$9,954	$14,176	$13,116
Average annual total return		-.46%	12.34%	8.06%
S&P 500 Index
Growth of $10,000		$10,491	$14,970	$13,428
Average annual total return		4.91%	14.39%	8.79%
S&P Financial Index
Growth of $10,000		$10,647	$15,471	$13,792
Average annual total return		6.47%	15.66%	9.62%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Dreman Financial Services VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,047.10	$1,044.80
Expenses Paid per $1,000*	$4.70	$6.85

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.62	$1,018.50
Expenses Paid per $1,000*	$4.63	$6.77

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Financial Services VIP	.91%	1.33%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman Financial Services VIP

The equity market, as measured by the S&P 500 Index, had a return of 4.91% for 2005. Eight of the 10 industry sectors within the S&P 500 had positive returns for the year. Within the index, energy was the strongest sector, returning 31.35%; the financials sector, as represented by the S&P Financial Index, had a return of 6.47%. DWS Dreman Financial Services VIP finished the year almost exactly where it began, with a return of -0.07% (Class A shares, unadjusted for contract charges).

The Portfolio’s performance was disappointing mainly because of negative events specific to two of the largest holdings, Freddie Mac and Fannie Mae. These two companies, which are government-sponsored enterprises that operate mainly in the residential mortgage business, have been the subject of negative publicity because accounting irregularities have required them to restate earnings. We believe that their growth models are still credible, and we continue to hold significant positions in the stocks.

Another large holding, American International Group, Inc., hurt performance early in the year because of an accounting scandal, but it has since recovered, confirming our thesis that this leading international insurance and financial services firm has good prospects for long-term profitable growth.

Holdings that contributed to performance include Chubb Corp., a leading insurance firm; Franklin Resources, Inc., a global investment management firm; Prudential Financial Inc., a diversified financial services firm; National Bank of Canada; and investment banks Lehman Brothers Holdings, Inc. and The Goldman Sachs Group, Inc.

The Portfolio’s investment policy makes it possible to invest up to 20% of the fund’s assets outside the financial services sector. This enables us to take advantage of attractive investment opportunities in other sectors, while achieving additional diversification. We believe the combination of growing world demand for energy and a lack of investment in new energy resources over the last 20 years creates a major long-term opportunity. Therefore by the end of the period, we had invested 9% of the Portfolio in energy stocks.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Standard & Poor’s (S&P) 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Standard & Poor’s (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Financial Services VIP

Asset Allocation (Excludes Securities Lending Collateral and Cash Equivalents)	12/31/05	12/31/04
Common Stocks	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Energy	9%	—
Consumer Staples	3%	—
Financials:
Banks	38%	45%
Diversified Financial Services	22%	28%
Capital Markets	13%	9%
Insurance	12%	13%
Consumer Finance	2%	5%
Real Estate	1%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 81. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman Financial Services VIP

	Shares	Value ($)
Common Stocks 100.0%
Consumer Staples 3.1%
Tobacco
Altria Group, Inc.	57,100	4,266,512

Energy 9.4%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	7,100	672,725
Apache Corp.	9,100	623,532
Burlington Resources, Inc.	9,100	784,420
ConocoPhillips	79,700	4,636,946
Devon Energy Corp.	10,600	662,924
EnCana Corp.	25,800	1,165,128
Occidental Petroleum Corp.	16,400	1,310,032
Tesoro Corp.	22,400	1,378,720
Valero Energy Corp.	32,800	1,692,480

		12,926,907

Financials 87.5%
Banks 37.4%
Bank of America Corp.	203,920	9,410,908
Fifth Third Bancorp.	44,100	1,663,452
Hudson City Bancorp., Inc.	35,100	425,412
Independence Community Bank Corp.	13,100	520,463
KeyCorp	138,855	4,572,495
Marshall & Ilsley Corp.	44,500	1,915,280
Mercantile Bankshares Corp.	11,400	643,416
National Bank of Canada	81,350	4,221,284
National City Corp.	68,331	2,293,872
PNC Financial Services Group, Inc.	47,340	2,927,032
Regions Financial Corp.	59,072	2,017,900
Sovereign Bancorp, Inc.	89,775	1,940,936
US Bancorp.	140,320	4,194,165
Wachovia Corp.	63,340	3,348,152
Washington Mutual, Inc.	209,832	9,127,692
Wells Fargo & Co.	36,410	2,287,640

		51,510,099

Capital Markets 12.8%
Ameriprise Financial, Inc.	13,890	569,490
Bear Stearns Companies, Inc.	17,140	1,980,184
Franklin Resources, Inc.	17,210	1,617,912
Lehman Brothers Holdings, Inc.	17,200	2,204,524
Mellon Financial Corp.	95,300	3,264,025
Morgan Stanley	98,480	5,587,756
The Goldman Sachs Group, Inc.	19,400	2,477,574

		17,701,465

Consumer Finance 2.4%
American Express Co.	63,950	3,290,867

Diversified Financial Services 22.3%
CIT Group, Inc.	50,590	2,619,550
Citigroup, Inc.	101,300	4,916,089
Fannie Mae	167,480	8,174,699
Freddie Mac	130,005	8,495,827
JPMorgan Chase & Co.	122,124	4,847,101
The PMI Group, Inc.	39,300	1,614,051

		30,667,317

Insurance 11.8%
Allstate Corp.	29,495	1,594,795
American International Group, Inc.	172,573	11,774,656
Chubb Corp.	18,630	1,819,219
Prudential Financial, Inc.	14,690	1,075,161

		16,263,831

Real Estate 0.8%
NovaStar Financial, Inc. (REIT) (a)	39,500	1,110,344

Total Common Stocks (Cost $107,620,603)		137,737,342

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,020,625)	1,020,625	1,020,625

Cash Equivalents 0.1%
Cash Management QP Trust, 4.26% (d) (Cost $148,666)	148,666	148,666

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $108,789,894)+	100.8	138,906,633
Other Assets and Liabilities, Net	(0.8)	(1,089,105)

Net Assets	100.0	137,817,528

Notes to DWS Dreman Financial Services VIP Portfolio of Investments

+	The cost for federal income tax purposes was $110,050,124. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $28,856,509. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $33,097,241 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,240,732.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $997,905 which is 0.7% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $107,620,603) — including $997,905 of securities loaned	$137,737,342
Investment in Daily Assets Fund Institutional (cost $1,020,625)*	1,020,625
Investment in Cash Management QP Trust (cost $ 148,666)	148,666

Total investments in securities, at value (cost $108,789,894)	138,906,633

Cash	26,450
Dividends receivable	221,276
Interest receivable	9,427
Other assets	4,233

Total assets	139,168,019

Liabilities
Payable for Portfolio shares redeemed	168,753
Payable upon return of securities loaned	1,020,625
Accrued management fee	86,637
Other accrued expenses and payables	74,476

Total liabilities	1,350,491

Net assets, at value	$137,817,528

Net Assets
Net assets consist of:

Undistributed net investment income	2,884,898
Net unrealized appreciation (depreciation) on:

Investments	30,116,739
Foreign currency related transactions	71
Accumulated net realized gain (loss)	186,463

Paid-in capital	104,629,357

Net assets, at value	$137,817,528

Class A

Net Asset Value, offering and redemption price per share ($120,027,544 ÷ 9,007,093 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.33

Class B

Net Asset Value, offering and redemption price per share ($17,789,984 ÷ 1,337,909 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.30

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $23,565)	$4,139,850
Interest — Cash Management QP Trust	3,390
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	151,200

Total Income	4,294,440

Expenses:

Management fee	1,076,058
Custodian and accounting fees	95,589
Distribution service fees (Class B)	42,361
Record keeping fees (Class B)	25,055
Auditing	44,166
Legal	6,859
Trustees’ fees and expenses	6,302
Reports to shareholders	34,133
Other	20,307

Total expenses before expense reductions	1,350,830

Expense reductions	(2,712)

Total expenses after expense reductions	1,348,118

Net investment income (loss)	2,946,322

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	6,474,234
Foreign currency related transactions	(1,602)

6,472,632

Net unrealized appreciation (depreciation) during the period on:
Investments	(10,649,526)
Foreign currency related transactions	(1,487)

(10,651,013)

Net gain (loss) on investment transactions	(4,178,381)

Net increase (decrease) in net assets resulting from operations	$(1,232,059)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$2,946,322	$2,737,075
Net realized gain (loss) on investment transactions	6,472,632	1,313,816
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,651,013)	13,545,556

Net increase (decrease) in net assets resulting from operations	(1,232,059)	17,596,447

Distributions to shareholders from:

Net investment income:

Class A	(2,459,642)	(2,233,509)
Class B	(250,229)	(138,571)
Portfolio share transactions:

Class A

Proceeds from shares sold	4,078,683	9,238,024
Reinvestment of distributions	2,459,642	2,233,509
Cost of shares redeemed	(27,606,524)	(23,157,778)

Net increase (decrease) in net assets from Class A share transactions	(21,068,199)	(11,686,245)

Class B

Proceeds from shares sold	2,781,906	7,389,810
Reinvestment of distributions	250,229	138,571
Cost of shares redeemed	(2,350,850)	(1,105,504)

Net increase (decrease) in net assets from Class B share transactions	681,285	6,422,877

Increase (decrease) in net assets	(24,328,844)	9,960,999
Net assets at beginning of period	162,146,372	152,185,373

Net assets at end of period (including undistributed net investment income of $2,884,898 and $2,663,849, respectively)	$137,817,528	$162,146,372

Other Information
Class A

Shares outstanding at beginning of period	10,645,952	11,569,224
Shares sold	319,846	730,584
Shares issued to shareholders in reinvestment of distributions	200,133	176,982
Shares redeemed	(2,158,838)	(1,830,838)
Net increase (decrease) in Class A shares	(1,638,859)	(923,272)

Shares outstanding at end of period	9,007,093	10,645,952

Class B

Shares outstanding at beginning of period	1,281,273	771,080
Shares sold	220,209	586,845
Shares issued to shareholders in reinvestment of distributions	20,344	10,971
Shares redeemed	(183,917)	(87,623)
Net increase (decrease) in Class B shares	56,636	510,193

Shares outstanding at end of period	1,337,909	1,281,273

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$13.60	$12.33	$9.79	$10.78	$11.53

Income (loss) from investment operations:

Net investment income (loss)[a]	.27	.23	.20	.15	.14
Net realized and unrealized gain (loss) on investment transactions	(.30)	1.23	2.50	(1.06)	(.71)

Total from investment operations	(.03)	1.46	2.70	(.91)	(.57)

Less distributions from:

Net investment income	(.24)	(.20)	(.16)	(.08)	(.13)
Net realized gain on investment transactions	—	—	—	—	(.05)

Total distributions	(.24)	(.20)	(.16)	(.08)	(.18)

Net asset value, end of period	$13.33	$13.60	$12.33	$9.79	$10.78

Total Return (%)	(.07)	12.00	28.13	(8.51)	(4.86)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	120	145	143	120	117
Ratio of expenses	.89	.84	.86	.83	.86
Ratio of net investment income (%)	2.10	1.79	1.84	1.44	1.31
Portfolio turnover rate (%)	27	8	7	13	22

[a]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$13.57	$12.31	$9.78	$10.57

Income (loss) from investment operations:

Net investment income (loss)[b]	.21	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	(.29)	1.22	2.53	(.85)

Total from investment operations	(.08)	1.40	2.67	(.79)

Less distributions from:

Net investment income	(.19)	(.14)	(.14)	—

Net asset value, end of period	$13.30	$13.57	$12.31	$9.78

Total Return (%)	(.46)	11.50	27.73	(7.47	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	17	9	.4
Ratio of expenses (%)	1.29	1.22	1.25	1.08	*
Ratio of net investment income (%)	1.70	1.41	1.45	1.33	*
Portfolio turnover rate (%)	27	8	7	13

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Dreman High Return Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman High Return Equity VIP from 5/4/1998 to 12/31/2005

☐ DWS Dreman High Return Equity VIP — Class A ☐ S&P 500 Index

The Standard & Poor’s (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Dreman High Return Equity VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,792	$16,238	$13,535	$16,142
Average annual total return	7.92%	17.54%	6.24%	6.45%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$12,629
Average annual total return	4.91%	14.39%	.54%	3.09%

DWS Dreman High Return Equity VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,751	$16,063	$14,686
Average annual total return		7.51%	17.11%	11.61%
S&P 500 Index
Growth of $10,000		$10,491	$14,970	$13,428
Average annual total return		4.91%	14.39%	8.79%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 4, 1998. Index returns begin April 30, 1998.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,053.40	$1,051.00
Expenses Paid per $1,000*	$4.04	$6.15

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.27	$1,019.21
Expenses Paid per $1,000*	$3.97	$6.06

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.78%	1.19%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman High Return Equity VIP

Almost all measures of economic activity moved upward during 2005. Gross domestic product has increased at a rate of more than 3% for nearly three years. Employment, home ownership and consumer net worth increased, and consumer spending remained relatively strong, despite the effect of rising energy prices on consumer sentiment. Business trends were also positive during the year, with gains in corporate profits, business investment, manufacturing activity and productivity. Expressing concern about inflation, the US Federal Reserve Board (the Fed) continued to raise the federal funds rate1 during the year.

The equity market, as measured by the S&P 500 Index, had a return of 4.91% for the year ending December 31, 2005. The Portfolio, which returned 7.92% (Class A shares, unadjusted for contract charges) for the annual period, significantly outperformed its benchmark, the S&P 500 Index.

The most significant positive factor was a major overweight in energy stocks, as energy was by far the best-performing sector. Within the energy group, the top contributor to performance was Burlington Resources, Inc. Other energy stocks that performed especially well were Transocean, Inc.; Devon Energy Corp., EnCana Corp. and Kerr-McGee Corp. Also positive was our major overweight position in the tobacco industry. Tobacco holdings including Altria Group, Inc. and Reynolds American, Inc., performed especially well as recent court rulings indicated that settlements of pending litigation may be more favorable than had been anticipated.

Performance was hurt by an overweight in financials relative to the benchmark. Two large holdings, Freddie Mac and Fannie Mae, performed poorly because of accounting irregularities that required earnings restatements. We consider the market’s negative reaction to the issues facing these companies to be excessive, and we have maintained these positions.

We believe the Portfolio is positioned appropriately for a time of uncertainty in the economy and markets. We have confidence in our time-tested investing philosophy of seeking companies that are financially sound and that have solid growth prospects but have fallen out of favor with the investing public.

David N. Dreman

F. James Hutchinson

Co-Managers

Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Standard & Poor’s 500 (S&P 500) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

[1]	Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	94%	92%
Cash Equivalents	6%	8%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	29%	34%
Energy	21%	14%
Consumer Staples	19%	21%
Health Care	17%	17%
Consumer Discretionary	6%	8%
Industrials	5%	3%
Information Technology	3%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 89. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman High Return Equity VIP

	Shares	Value ($)
Common Stocks 93.6%
Consumer Discretionary 5.8%
Automobiles 0.3%
Ford Motor Co.	345,000	2,663,400

Multiline Retail 0.9%
Federated Department Stores, Inc.	129,505	8,590,066

Specialty Retail 4.6%
Borders Group, Inc.	712,900	15,448,543
Home Depot, Inc.	388,455	15,724,659
Staples, Inc.	501,247	11,383,319

		42,556,521

Consumer Staples 17.4%
Food & Staples Retailing 0.6%
Safeway, Inc.	232,650	5,504,499

Tobacco 16.8%
Altria Group, Inc.	1,121,820	83,822,391
Imperial Tobacco Group PLC (ADR)	95,145	5,755,321
Reynolds American, Inc. (a)	214,773	20,474,310
Universal Corp.	266,570	11,558,475
UST, Inc.	816,640	33,343,411

		154,953,908

Energy 19.3%
Energy Equipment & Services 0.2%
Transocean, Inc.*	22,400	1,561,056

Oil, Gas & Consumable Fuels 19.1%
Anadarko Petroleum Corp.	47,500	4,500,625
Apache Corp.	147,100	10,079,292
Burlington Resources, Inc.	163,500	14,093,700
Chevron Corp.	562,860	31,953,562
ConocoPhillips	995,046	57,891,776
Devon Energy Corp.	514,600	32,183,084
El Paso Corp.	846,510	10,293,562
EnCana Corp.	66,200	2,989,592
Kerr-McGee Corp.	2,928	266,038
Occidental Petroleum Corp.	148,700	11,878,156

		176,129,387

Financials 27.1%
Banks 7.6%
Bank of America Corp.	521,636	24,073,501
KeyCorp	294,000	9,681,420
PNC Financial Services Group, Inc.	169,300	10,467,819
Sovereign Bancorp, Inc.	493,600	10,671,632
US Bancorp.	265,700	7,941,773
Wachovia Corp.	140,000	7,400,400

		70,236,545

Capital Markets 0.0%
Piper Jaffray Companies, Inc.*	1,071	43,268

Diversified Financial Services 16.7%
CIT Group, Inc.	89,100	4,613,598
Citigroup, Inc.	134,600	6,532,138
Fannie Mae	894,873	43,678,751
Freddie Mac	853,641	55,785,440
JPMorgan Chase & Co.	132,864	5,273,372
Washington Mutual, Inc.	854,175	37,156,613

		153,039,912

Insurance 2.8%
American International Group, Inc.	331,300	22,604,599
The St. Paul Travelers Companies, Inc.	70,605	3,153,925

		25,758,524

Health Care 16.5%
Health Care Equipment & Supplies 1.4%
Becton, Dickinson & Co.	111,555	6,702,224
Fisher Scientific International, Inc.*	102,100	6,315,906

		13,018,130

Health Care Providers & Services 8.1%
Cardinal Health, Inc.	119,400	8,208,750
HCA, Inc.	296,200	14,958,100
Laboratory Corp. of America Holdings*	343,075	18,474,589
Medco Health Solutions, Inc.*	316,434	17,657,017
Quest Diagnostics, Inc.	291,100	14,985,828

		74,284,284

Pharmaceuticals 7.0%
Bristol-Myers Squibb Co.	743,460	17,084,711
Merck & Co., Inc.	525,195	16,706,453
Pfizer, Inc.	931,930	21,732,608
Wyeth	193,675	8,922,607

		64,446,379

Industrials 4.7%
Air Freight & Logistics 0.5%
FedEx Corp.	45,000	4,652,550

Industrial Conglomerates 3.2%
3M Co.	125,200	9,703,000
General Electric Co.	209,350	7,337,718
Tyco International Ltd.	415,005	11,977,044

		29,017,762

Machinery 1.0%
PACCAR, Inc.	138,700	9,602,201

Information Technology 2.8%
IT Consulting & Services
Electronic Data Systems Corp.	1,059,440	25,468,938

Utilities 0.0%
Multi-Utilities
NiSource, Inc.	5,303	110,621

Total Common Stocks (Cost $668,478,882)		861,637,951

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $9,612,900)	9,612,900	9,612,900

Cash Equivalents 6.0%
Cash Management QP Trust, 4.26% (d) (Cost $55,136,790)	55,136,790	55,136,790

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $733,228,572)+	100.6	926,387,641
Other Assets and Liabilities, Net	(0.6)	(5,770,147)

Net Assets	100.0	920,617,494

Notes to DWS Dreman High Return Equity VIP Portfolio of Investments

+	The cost for federal income tax purposes was $734,465,757. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $191,921,884. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $246,714,121 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $54,792,237.
*	Non-income producing security.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $9,437,670 which is 1.0% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Net Unrealized Depreciation ($)
S&P 500 Index	3/16/2006	102	32,492,714	31,997,400	(495,314)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $668,478,882) — including $9,437,670 of securities loaned	$861,637,951
Investment in Daily Assets Fund Institutional (cost $9,612,900)*	9,612,900
Investment in Cash Management QP Trust (cost $55,136,790)	55,136,790

Total investments in securities, at value (cost $733,228,572)	926,387,641

Cash	10,000
Margin deposit	3,000,000
Dividends receivable	2,087,726
Interest receivable	193,720
Receivable for Portfolio shares sold	45,224
Other assets	28,556

Total assets	931,752,867

Liabilities
Payable for Portfolio shares redeemed	615,085
Payable upon return of securities loaned	9,612,900
Payable for daily variation margin on open futures contracts	135,150
Accrued management fee	555,288
Other accrued expenses and payables	216,950

Total liabilities	11,135,373

Net assets, at value	$920,617,494

Net Assets
Net assets consist of:
Undistributed net investment income	15,440,258
Net unrealized appreciation (depreciation) on:
Investments	193,159,069
Futures	(495,314)
Accumulated net realized gain (loss)	(7,359,180)

Paid-in capital	719,872,661

Net assets, at value	$920,617,494

Class A

Net Asset Value, offering and redemption price per share ($785,304,208 ÷ 58,564,793 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.41

Class B

Net Asset Value, offering and redemption price per share ($135,313,286 ÷ 10,109,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.39

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:
Dividends (net of foreign taxes withheld of $22,931)	$21,189,452
Interest — Cash Management QP Trust	2,015,802
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	17,505

Total Income	23,222,759

Expenses:

Management fee	6,460,811
Custodian and accounting fees	132,062
Distribution service fees (Class B)	312,165
Record keeping fees (Class B)	177,001
Auditing	46,008
Legal	17,646
Trustees’ fees and expenses	42,080
Reports to shareholders	153,623
Other	42,087

Total expenses before expense reductions	7,383,483

Expense reductions	(10,907)

Total expenses after expense reductions	7,372,576

Net investment income (loss)	15,850,183

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:

Investments	13,081,559
Futures	909,310

13,990,869

Net unrealized appreciation (depreciation) during the period on:

Investments	39,170,908
Futures	(1,298,451)

37,872,457

Net gain (loss) on investment transactions	51,863,326

Net increase (decrease) in net assets resulting from operations	$67,713,509

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$15,850,183	$14,881,437
Net realized gain (loss) on investment transactions	13,990,869	11,147,529
Net unrealized appreciation (depreciation) during the period on investment transactions	37,872,457	78,862,493

Net increase (decrease) in net assets resulting from operations	67,713,509	104,891,459

Distributions to shareholders from:

Net investment income:

Class A	(13,347,076)	(11,297,007)
Class B	(1,660,448)	(1,021,598)
Portfolio share transactions:

Class A

Proceeds from shares sold	39,914,209	38,718,500
Reinvestment of distributions	13,347,076	11,297,007
Cost of shares redeemed	(60,039,081)	(55,620,546)

Net increase (decrease) in net assets from Class A share transactions	(6,777,796)	(5,605,039)

Class B

Proceeds from shares sold	18,573,514	42,816,407
Reinvestment of distributions	1,660,448	1,021,598
Cost of shares redeemed	(9,785,758)	(4,506,330)

Net increase (decrease) in net assets from Class B share transactions	10,448,204	39,331,675

Increase (decrease) in net assets	56,376,393	126,299,490
Net assets at beginning of period	864,241,101	737,941,611

Net assets at end of period (including undistributed net investment income of $15,440,258 and $14,597,599, respectively)	$920,617,494	$864,241,101

Other Information
Class A

Shares outstanding at beginning of period	59,052,129	59,527,655
Shares sold	3,118,474	3,370,933
Shares issued to shareholders in reinvestment of distributions	1,067,766	1,011,370
Shares redeemed	(4,673,576)	(4,857,829)
Net increase (decrease) in Class A shares	(487,336)	(475,526)

Shares outstanding at end of period	58,564,793	59,052,129

Class B

Shares outstanding at beginning of period	9,286,484	5,819,055
Shares sold	1,454,485	3,763,080
Shares issued to shareholders in reinvestment of distributions	132,624	91,377
Shares redeemed	(764,352)	(387,028)
Net increase (decrease) in Class B shares	822,757	3,467,429

Shares outstanding at end of period	10,109,241	9,286,484

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.65	$11.29	$8.76	$10.81	$10.77

Income (loss) from investment operations:

Net investment income (loss)[a]	.24	.23	.20	.21	.19
Net realized and unrealized gain (loss) on investment transactions	.75	1.32	2.53	(2.13)	(.01)

Total from investment operations	.99	1.55	2.73	(1.92)	.18

Less distributions from:

Net investment income	(.23)	(.19)	(.20)	(.09)	(.14)
Net realized gain on investment transactions	—	—	—	(.04)	—

Total distributions	(.23)	(.19)	(.20)	(.13)	(.14)

Net asset value, end of period	$13.41	$12.65	$11.29	$8.76	$10.81

Total Return (%)	7.92	13.95	32.04	(18.03)	1.69

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	785	747	672	510	443
Ratio of expenses (%)	.78	.78	.79	.79	.82
Ratio of net investment income (%)	1.84	1.96	2.14	2.21	1.78
Portfolio turnover rate (%)	10	9	18	17	16

[a]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.63	$11.27	$8.75	$9.57

Income (loss) from investment operations:

Net investment income (loss)[b]	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.75	1.33	2.53	(1.00)

Total from investment operations	.94	1.51	2.69	(.82)

Less distributions from:

Net investment income	(.18)	(.15)	(.17)	—

Net asset value, end of period	$13.39	$12.63	$11.27	$8.75

Total Return (%)	7.51	13.53	31.60	(8.57	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	117	66	2
Ratio of expenses (%)	1.17	1.16	1.18	1.05	*
Ratio of net investment income (%)	1.45	1.58	1.75	4.30	*
Portfolio turnover rate (%)	10	9	18	17

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Dreman Small Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Cap Value VIP from 5/1/1996 to 12/31/2005

☐ DWS Dreman Small Cap Value VIP — Class A ☐ Russell 2000 Value Index	The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Dreman Small Cap Value VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,025	$19,750	$20,584	$24,229
Average annual total return	10.25%	25.47%	15.53%	9.59%
Russell 2000 Value Index
Growth of $10,000	$10,471	$18,692	$18,878	$31,871
Average annual total return	4.71%	23.18%	13.55%	12.74%

DWS Dreman Small Cap Value VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,978	$19,519	$16,407
Average annual total return		9.78%	24.97%	15.20%
Russell 2000 Value Index
Growth of $10,000		$10,471	$18,692	$15,436
Average annual total return		4.71%	23.18%	13.21%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Dreman Small Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,070.70	$1,068.60
Expenses Paid per $1,000*	$4.18	$6.36

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.17	$1,019.06
Expenses Paid per $1,000*	$4.08	$6.21

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Cap Value VIP	.80%	1.22%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS Dreman Small Cap Value VIP

Almost all measures of economic activity moved upward during 2005, although growth began to slow in the fourth quarter. Expressing concern about inflation, the US Federal Reserve Board (the Fed) continued to raise the federal funds rate1 during the year.

The Portfolio (Class A shares, unadjusted for contract charges) had a return of 10.25%, substantially outperforming its benchmark, the Russell 2000 Value Index, which returned 4.71%.

The decision that contributed most to performance was a significant overweight position in energy stocks, which benefited from rising oil prices. Energy holdings that performed especially well were Matrix Service Co., Grant Prideco Inc. and ATP Oil & Gas Corp. Additionally, the Portfolio’s performance relative to the Russell 2000 Value Index benefited from a restructuring during 2005 that reduced the energy weight in the Index, making our Portfolio comparatively more overweight in energy.

Performance benefited also from an overweight relative to our benchmark in materials. Our largest holding in this sector was also the best performing: Aleris International, Inc., an aluminum company that should benefit from growth of world economics.

Several holdings in the financial sector detracted from performance, most notably NovaStar Financial Inc., a real estate investment trust that invests in subprime mortgages. We continue to hold this stock, which we consider underpriced.

The small-cap market can be volatile, and this is especially true when there is so much uncertainty about interest rates, inflation and the direction of the economy. Based on our contrarian investment philosophy, we welcome opportunities to buy stocks of good companies with solid growth prospects at prices below what we see as their intrinsic value.

David N. Dreman

Nelson Woodard

Co-Managers

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Russell 2000 Value Index is an unmanaged index that consists of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[1]	Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Small Cap Value VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	96%	95%
Cash Equivalents	2%	3%
Corporate Bonds	1%	1%
Closed-End Investment Company	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Industrials	25%	21%
Financials	20%	28%
Energy	16%	7%
Health Care	9%	10%
Materials	8%	10%
Information Technology	8%	5%
Utilities	8%	8%
Consumer Discretionary	3%	6%
Consumer Staples	3%	5%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 98. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Dreman Small Cap Value VIP

	Shares	Value ($)
Common Stocks 94.7%
Consumer Discretionary 2.5%
Hotels Restaurants & Leisure 0.3%
Alliance Gaming Corp.*	147,900	1,925,658

Leisure Equipment & Products 0.4%
Lakes Entertainment, Inc.*	308,700	2,052,855

Specialty Retail 0.5%
Mettler-Toledo International, Inc.*	55,400	3,058,080

Textiles, Apparel & Luxury Goods 1.3%
Phillips-Van Heusen Corp.	110,200	3,570,480
Wolverine World Wide, Inc.	178,950	4,019,217

		7,589,697

Consumer Staples 2.5%
Food & Staples Retailing 0.0%
Centerplate, Inc. (IDS)	20,700	268,686

Food Products 1.9%
Chiquita Brands International, Inc.	218,100	4,364,181
Ralcorp Holdings, Inc.*	160,200	6,393,582

		10,757,763

Tobacco 0.6%
Universal Corp.	34,200	1,482,912
Vector Group Ltd.	101,154	1,837,968

		3,320,880

Energy 15.5%
Energy Equipment & Services 7.3%
Atwood Oceanics, Inc.*	15,500	1,209,465
Cal Dive International, Inc.*	98,900	3,549,521
Grant Prideco, Inc.*	178,400	7,871,008
Grey Wolf, Inc.*	445,200	3,441,396
Holly Corp.	45,300	2,666,811
Matrix Service Co.*	159,200	1,566,528
NS Group, Inc.*	24,800	1,036,888
Offshore Logistics, Inc.*	53,500	1,562,200
Oil States International, Inc.*	123,000	3,896,640
Patterson-UTI Energy, Inc.	159,400	5,252,230
RPC, Inc.	118,350	3,117,339
Superior Energy Services, Inc.*	209,300	4,405,765
Tidewater, Inc.	60,600	2,694,276

		42,270,067

Oil, Gas & Consumable Fuels 8.2%
ATP Oil & Gas Corp.*	88,500	3,275,385
Bronco Drilling Co., Inc.*	45,800	1,053,858
Carrizo Oil & Gas, Inc.*	150,700	3,723,797
CNX Gas Corp. 144A*	111,900	2,474,445
Compton Petroleum Corp.*	271,300	3,990,907
Delta Petroleum Corp.*	111,600	2,429,532
Denbury Resources, Inc.*	80,200	1,826,956
Global Industries Ltd.*	247,700	2,811,395
Parallel Petroleum Corp.*	117,400	1,996,974
Petrohawk Energy Corp.*	485,500	6,418,310
PetroQuest Energy, Inc.*	346,500	2,869,020
Pioneer Drilling Co.*	273,100	4,896,683
Quest Resource Corp.*	140,100	1,849,320
Range Resources Corp.	187,600	4,941,384
Rosetta Resources, Inc. 144A*	130,700	2,352,600

		46,910,566

	Shares	Value ($)
Financials 18.6%
Banks 3.2%
AmericanWest Bancorp.*	26,200	619,106
BankAtlantic Bancorp., Inc. “A”	91,000	1,274,000
Centennial Bank Holdings, Inc.*	400,000	4,948,000
International Bancshares Corp.	58,625	1,721,230
NewAlliance Bancshares, Inc.	255,200	3,710,608
PFF Bancorp., Inc.	81,500	2,487,380
Provident Bankshares Corp.	49,350	1,666,549
Sterling Financial Corp.	73,773	1,842,850

		18,269,723

Diversified Financial Services 1.4%
CBRE Realty Finance, Inc. 144A	200,000	3,000,000
CMET Finance Holdings, Inc.*	7,200	194,400
Commercial Capital Bancorp., Inc.	129,200	2,211,904
Hercules Technology Growth Capital, Inc.	83,000	995,170
NGP Capital Resources Co.	32,575	427,710
Prospect Energy Corp.	80,256	1,217,475

		8,046,659

Insurance 6.5%
Amerisafe, Inc.*	225,500	2,273,040
Arch Capital Group Ltd.*	82,200	4,500,450
Aspen Insurance Holdings Ltd.	216,800	5,131,656
Endurance Specialty Holdings Ltd.	93,600	3,355,560
Meadowbrook Insurance Group, Inc.*	336,000	1,962,240
Odyssey Re Holdings Corp.	120,600	3,024,648
ProCentury Corp.	192,800	2,072,600
Quanta Capital Holdings Ltd.*	312,500	1,593,750
Selective Insurance Group, Inc.	131,200	6,966,720
Specialty Underwriters’ Alliance, Inc.*	200,100	1,232,616
Tower Group, Inc.	250,700	5,510,386

		37,623,666

Real Estate 7.5%
Capital Lease Funding, Inc. (REIT)	224,100	2,359,773
Fieldstone Investment Corp. (REIT)	217,300	2,577,178
Jer Investors Trust, Inc. (REIT)*	45,800	776,310
KKR Financial Corp. (REIT)	491,150	11,782,689
Newcastle Investment Corp. (REIT)	221,300	5,499,305
NovaStar Financial, Inc. (REIT)	507,500	14,265,825
Thomas Properties Group, Inc. (REIT)	229,100	2,866,041
Vintage Wine Trust, Inc. (REIT) 144A	280,700	2,807,000

		42,934,121

Health Care 8.6%
Biotechnology 1.6%
Charles River Laboratories International, Inc.*	143,300	6,071,621
Serologicals Corp.*	165,300	3,263,022

		9,334,643

Health Care Equipment & Supplies 1.7%
Kinetic Concepts, Inc.*	113,800	4,524,688
Millipore Corp.*	35,200	2,324,608
PerkinElmer, Inc.	108,400	2,553,904
The Cooper Companies, Inc.	13,100	672,030

		10,075,230

Health Care Providers & Services 4.3%
Allied Healthcare International, Inc.*	439,000	2,695,460
Hanger Orthopedic Group, Inc.*	263,100	1,502,301
Kindred Healthcare, Inc.*	54,200	1,396,192
LifePoint Hospitals, Inc.*	36,368	1,363,800
Medco Health Solutions, Inc.*	45,718	2,551,064
Odyssey HealthCare, Inc.*	255,200	4,756,928
Option Care, Inc.	208,400	2,784,224
Pediatrix Medical Group, Inc.*	46,700	4,136,219
Triad Hospitals, Inc.*	84,500	3,314,935

		24,501,123

	Shares	Value ($)
Pharmaceuticals 1.0%
Par Pharmaceutical Companies, Inc.*	140,900	4,415,806
Perrigo Co.	90,000	1,341,900

		5,757,706

Industrials 24.0%
Aerospace & Defense 4.1%
Applied Signal Technology, Inc.	94,723	2,150,212
ARGON ST, Inc.*	78,100	2,419,538
CAE, Inc.	628,800	4,602,816
DRS Technologies, Inc.	87,300	4,488,966
EDO Corp.	150,500	4,072,530
Herley Industries, Inc.*	141,800	2,341,118
K&F Industries Holdings, Inc.*	112,700	1,731,072
Triumph Group, Inc.*	49,700	1,819,517

		23,625,769

Building Products 0.7%
Levitt Corp. “A”	99,000	2,251,260
NCI Building Systems, Inc.*	44,900	1,907,352

		4,158,612

Commercial Services & Supplies 2.7%
Clean Harbors, Inc.*	67,000	1,930,270
Covanta Holding Corp.*	269,400	4,057,164
Duratek, Inc.*	324,100	4,838,813
Nobel Learning Communities, Inc.	121,300	1,145,072
WCA Waste Corp.*	469,700	3,710,630

		15,681,949

Construction & Engineering 6.2%
EMCOR Group, Inc.*	105,300	7,110,909
Foster Wheeler Ltd.*	181,950	6,692,121
Granite Construction, Inc.	76,300	2,739,933
Perini Corp.*	62,700	1,514,205
URS Corp.*	187,800	7,063,158
Walter Industries, Inc.	111,900	5,563,668
Washington Group International, Inc.*	92,200	4,883,834

		35,567,828

Electrical Equipment 2.7%
General Cable Corp.*	534,600	10,531,620
Genlyte Group, Inc.*	52,000	2,785,640
Thomas & Betts Corp.*	45,900	1,925,964

		15,243,224

Industrial Conglomerates 0.2%
ESCO Technologies, Inc.*	24,200	1,076,658

Machinery 3.8%
Harsco Corp.	75,400	5,090,254
Oshkosh Truck Corp.	75,800	3,379,922
Terex Corp.*	107,800	6,403,320
Valmont Industries	98,700	3,302,502
Watts Water Technologies, Inc. “A”	115,900	3,510,611

		21,686,609

Marine 0.9%
GulfMark Offshore, Inc.*	81,000	2,399,220
Hornbeck Offshore Services, Inc.*	84,500	2,763,150

		5,162,370

Road & Rail 1.6%
Genesee & Wyoming, Inc.*	130,350	4,894,643
Laidlaw International, Inc.	174,900	4,062,927

		8,957,570

	Shares	Value ($)
Trading Companies & Distributors 1.1%
Aviall, Inc.*	59,000	1,699,200
WESCO International, Inc.*	114,700	4,901,131

		6,600,331

Information Technology 7.5%
Computers & Peripherals 0.9%
Komag, Inc.*	154,500	5,354,970

Electronic Equipment & Instruments 3.5%
Aeroflex, Inc.*	400,900	4,309,675
Anixter International, Inc.	165,100	6,458,712
Plexus Corp.*	238,700	5,428,038
Scansource, Inc.*	73,300	4,008,044

		20,204,469

IT Consulting & Services 1.1%
CACI International, Inc. “A”*	47,600	2,731,288
Covansys Corp.*	245,900	3,346,699

		6,077,987

Semiconductors & Semiconductor Equipment 0.5%
MKS Instruments, Inc.*	90,600	1,620,834
OmniVision Technologies, Inc.*	73,400	1,465,064

		3,085,898

Software 1.5%
InPhonic, Inc.*	375,900	3,266,571
Sonic Solutions*	220,500	3,331,755
TIBCO Software, Inc.*	255,400	1,907,838

		8,506,164

Materials 8.1%
Chemicals 0.5%
Georgia Gulf Corp.	48,400	1,472,328
NOVA Chemicals Corp.	39,400	1,315,960

		2,788,288

Construction Materials 1.2%
Florida Rock Industries, Inc.	95,242	4,672,573
Headwaters, Inc.*	55,000	1,949,200

		6,621,773

Metals & Mining 6.4%
Aleris International, Inc.*	169,100	5,451,784
Goldcorp, Inc.	110,550	2,463,054
Metal Management, Inc.	76,300	1,774,738
Northwest Pipe Co.*	115,400	3,092,720
Oregon Steel Mills, Inc.*	325,400	9,573,268
Pan American Silver Corp.*	202,500	3,813,075
RTI International Metals, Inc.*	193,900	7,358,505
Uranium Resources, Inc.*	1,921,700	1,268,322
Worthington Industries, Inc.	118,700	2,280,227

		37,075,693

Telecommunication Services 0.2%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	133,400	1,355,344

Utilities 7.2%
Electric Utilities 1.5%
Allegheny Energy, Inc.*	181,700	5,750,805
Sierra Pacific Resources*	229,300	2,990,072

		8,740,877

Gas Utilities 2.3%
ONEOK, Inc.	128,200	3,413,966
Southern Union Co.*	417,375	9,862,571

		13,276,537

	Shares	Value ($)
Independent Power Producers & Energy Traders 1.1%
Dynegy, Inc. “A”*	1,244,900	6,025,316

Multi-Utilities 2.3%
CMS Energy Corp.*	106,200	1,540,962
Ormat Technologies, Inc.	213,800	5,588,732
TECO Energy, Inc.	172,000	2,954,960
WPS Resources Corp.	54,700	3,025,457

		13,110,111

Total Common Stocks (Cost $424,198,462)		544,681,470

	Principal Amount ($)	Value ($)
Corporate Bonds 1.3%
Utilities
Mirant Corp., 144A, 7.9%, 7/15/2009* (Cost $3,522,500)	6,000,000	7,560,000

	Shares	Value ($)
Closed End Investment Company 0.6%
Tortoise Energy Infrastructure Corp. (Cost $3,297,205)	132,100	3,570,663

Exchange Traded Funds 0.1%
PowerShares Lux Nanotech Portfolio (Cost $289,198)	18,200	298,480

Cash Equivalents 1.9%
Cash Management QP Trust, 4.26% (a) (Cost $11,160,666)	11,160,666	11,160,666

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $442,468,031)+	98.6	567,271,279
Other Assets and Liabilities, Net	1.4	8,052,007

Net Assets	100.0	575,323,286

Notes to DWS Dreman Small Cap Value VIP Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost ($)	Value ($)
Mirant Corp.	7.9%	7/15/2009	6,000,000 USD	3,522,500	7,560,000

+	The cost for federal income tax purposes was $442,359,125. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $124,912,154. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,555,434 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,643,280.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

IDS: Income Deposit Security

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $431,307,365)	$556,110,613
Investment in Cash Management QP Trust (cost $11,160,666)	11,160,666

Total investments in securities, at value (cost $442,468,031)	567,271,279

Cash	5,254
Receivable for investments sold	9,074,553
Dividends receivable	1,158,901
Interest receivable	45,633
Receivable for Portfolio shares sold	57,536
Other assets	18,218

Total assets	577,631,374

Liabilities
Payable for investments purchased	902,025
Payable for Portfolio shares redeemed	892,732
Accrued management fee	359,425
Other accrued expenses and payables	153,906

Total liabilities	2,308,088

Net assets, at value	$575,323,286

Net Assets
Net assets consist of:

Undistributed net investment income	4,399,454
Net unrealized appreciation (depreciation) on:

Investments	124,803,248
Foreign currency related transactions	(42)
Accumulated net realized gain (loss)	48,528,735

Paid-in capital	397,591,891

Net assets, at value	$575,323,286

Class A

Net Asset Value, offering and redemption price per share ($492,551,412 ÷ 24,658,095 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.98

Class B

Net Asset Value, offering and redemption price per share ($82,771,874 ÷ 4,153,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$19.93

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $16,836)	$8,938,438
Interest — Cash Management QP Trust	603,541

Total Income	9,541,979

Expenses:

Management fee	4,088,038
Custodian fees	27,349
Distribution service fees (Class B)	189,044
Record keeping fees (Class B)	109,304
Auditing	45,604
Legal	18,696
Trustees’ fees and expenses	24,273
Reports to shareholders	110,024
Other	31,290

Total expenses before expense reductions	4,643,622

Expense reductions	(8,754)

Total expenses after expense reductions	4,634,868

Net investment income (loss)	4,907,111

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	48,534,540
Foreign currency related transactions	231

48,534,771

Net unrealized appreciation (depreciation) during the period on:

Investments	198,766
Foreign currency related transactions	26

198,792

Net gain (loss) on investment transactions	48,733,563

Net increase (decrease) in net assets resulting from operations	$53,640,674

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$4,907,111	$4,034,360
Net realized gain (loss) on investment transactions	48,534,771	63,112,019
Net unrealized appreciation (depreciation) during the period on investment transactions	198,792	38,864,967

Net increase (decrease) in net assets resulting from operations	53,640,674	106,011,346

Distributions to shareholders from:

Net investment income:

Class A	(3,388,867)	(3,405,170)
Class B	(268,871)	(212,277)
Distributions to shareholders from:

Net realized gains:

Class A	(41,035,260)	—
Class B	(6,476,182)	—
Portfolio share transactions:

Class A

Proceeds from shares sold	48,442,270	64,900,813
Reinvestment of distributions	44,424,127	3,405,170
Cost of shares redeemed	(69,095,690)	(45,290,684)

Net increase (decrease) in net assets from Class A share transactions	23,770,707	23,015,299

Class B

Proceeds from shares sold	12,290,754	29,315,151
Reinvestment of distributions	6,745,052	212,277
Cost of shares redeemed	(7,563,486)	(3,011,503)

Net increase (decrease) in net assets from Class B share transactions	11,472,320	26,515,925

Increase (decrease) in net assets	37,714,521	151,925,123
Net assets at beginning of period	537,608,765	385,683,642

Net assets at end of period (including undistributed net investment income of $4,399,454 and $3,681,177, respectively)	$575,323,286	$537,608,765

Other Information
Class A

Shares outstanding at beginning of period	23,288,245	22,038,819
Shares sold	2,554,460	3,660,918
Shares issued to shareholders in reinvestment of distributions	2,463,900	197,059
Shares redeemed	(3,648,510)	(2,608,551)
Net increase (decrease) in Class A shares	1,369,850	1,249,426

Shares outstanding at end of period	24,658,095	23,288,245

Class B

Shares outstanding at beginning of period	3,531,644	1,977,912
Shares sold	641,746	1,706,542
Shares issued to shareholders in reinvestment of distributions	373,894	12,277
Shares redeemed	(393,826)	(165,087)
Net increase (decrease) in Class B shares	621,814	1,553,732

Shares outstanding at end of period	4,153,458	3,531,644

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$20.05	$16.06	$11.66	$13.21	$11.23

Income (loss) from investment operations:

Net investment income (loss)[a]	.19	.17	.19	.17	.09
Net realized and unrealized gain (loss) on investment transactions	1.67	3.98	4.55	(1.67)	1.89

Total from investment operations	1.86	4.15	4.74	(1.50)	1.98

Less distributions from:

Net investment income	(.15)	(.16)	(.15)	(.05)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—	—

Total distributions	(1.93)	(.16)	(.34)	(.05)	—

Net asset value, end of period	$19.98	$20.05	$16.06	$11.66	$13.21

Total Return (%)	10.25	26.03	42.15	(11.43)	17.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	493	467	354	250	194
Ratio of expenses (%)	.79	.79	.80	.81	.79
Ratio of net investment income (%)	.96	.96	1.46	1.28	.77
Portfolio turnover rate (%)	61	73	71	86	57

a	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$20.01	$16.03	$11.65	$13.86

Income (loss) from investment operations:

Net investment income (loss)[b]	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	1.66	3.97	4.56	(2.38)

Total from investment operations	1.77	4.07	4.69	(2.21)

Less distributions from:

Net investment income	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(1.78)	—	(.19)	—

Total distributions	(1.85)	(.09)	(.31)	—

Net asset value, end of period	$19.93	$20.01	$16.03	$11.65

Total Return (%)	9.78	25.52	41.65	(15.95	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	71	32	1
Ratio of expenses (%)	1.19	1.16	1.19	1.06	*
Ratio of net investment income (%)	.56	.59	1.07	3.01	*
Portfolio turnover rate (%)	61	73	71	86

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Global Thematic VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A Portfolio’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP from 5/5/1998 to 12/31/2005

☐ DWS Global Thematic VIP — Class A ☐ MSCI World Index	The Morgan Stanley Capital International (MSCI) World Index is an unmanaged capitalization weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Global Thematic VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$12,294	$18,220	$12,972	$15,549
Average annual total return	22.94%	22.14%	5.34%	5.94%
MSCI World Index
Growth of $10,000	$10,949	$16,719	$11,141	$13,018
Average annual total return	9.49%	18.69%	2.18%	3.50%

DWS Global Thematic VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$12,250	$18,062	$16,211
Average annual total return		22.50%	21.78%	14.81%
MSCI World Index
Growth of $10,000		$10,949	$16,719	$14,689
Average annual total return		9.49%	18.69%	11.61%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 5, 1998. Index returns begin April 30, 1998.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,196.40	$1,193.50
Expenses Paid per $1,000*	$6.53	$8.68

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,019.16	$1,017.29
Expenses Paid per $1,000*	$6.01	$7.98

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.18%	1.57%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Global Thematic VIP

The Portfolio’s 22.94% return (Class A shares, unadjusted for contract charges) outpaced both the 9.49% gain of the MSCI World Index and the 11.54% return of funds in Lipper’s Global Core category. DWS Global Thematic VIP ranked first among the 31 funds in its peer group in 2005. The Portfolio ranked 16 of 51 funds in the category for the three-year period ended December 31, 2005 and three of 22 funds in the category for the five-year period ended December 31, 2005. We believe this is a validation of our approach, which invests in fundamentally sound companies that we believe will benefit from longer-term themes in the world economy.

The top performing theme in 2005 was ultimate subcontractors, where most holdings are leveraged to oil and gas. Here, the strongest performers were the Russian oil companies LUKOIL (ADR) and OAO Gazprom (ADR) (REG S). Supply chain dominance, a theme incorporating companies that are becoming the leading partners for both suppliers and customers within their respective industries, made the second-largest contribution to performance. In terms of countries, we generated the best performance in the US, where a top contributor was the agro/biotech firm Monsanto Co., and in Japan, where our holdings in financials and real estate companies were boosted by investors’ hope for an end to deflation. Aside from energy, the sector in which our stock selection was strongest was financials, where Commerzbank AG (Germany) and Capitalia SpA (Italy) both benefited from restructuring initiatives. Notable detractors included William Morrison Supermarkets PLC and MFI Furniture Group PLC.

Instead of focusing on economic cycles and/or the direction of the financial markets, which we do not believe can be accurately predicted, we will continue attempting to identify the large inefficiencies and changes affecting the world economy.

Oliver Kratz

Lead Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap core funds typically have an average price-to-cash flow sets in ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. It is not possible to invest directly into a Lipper category.

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on the Portfolio’s total return unadjusted for contract charges with distributions reinvested. If contract charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	91%	89%
Cash Equivalents	5%	8%
Preferred Stocks	2%	1%
Exchange Traded Funds	2%	2%

	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04
Financials	28%	21%
Energy	12%	13%
Materials	11%	16%
Information Technology	10%	11%
Industrials	9%	12%
Health Care	9%	9%
Consumer Staples	8%	3%
Consumer Discretionary	7%	6%
Telecommunication Services	4%	2%
Utilities	2%	7%

	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04
Continental Europe	27%	30%
United States	22%	28%
Asia (excluding Japan)	21%	13%
Japan	9%	11%
United Kingdom	7%	7%
Latin America	4%	3%
Canada	3%	6%
Africa	2%	2%
Middle East	2%	—
Bermuda	2%	—
Australia	1%	—

	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 109. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Global Thematic VIP

	Shares	Value ($)
Common Stocks 91.2%
Australia 0.6%
Macquarie Airports (Cost $699,143)	276,100	641,636

Austria 0.4%
Erste Bank der Oesterreichischen Sparkassen AG (Cost $292,505)	6,600	366,260

Bermuda 1.7%
Credicorp Ltd.	26,800	610,772
Tyco International Ltd.	40,850	1,178,931

(Cost $1,863,011)		1,789,703

Brazil 0.6%
Natura Cosmeticos SA	2,800	123,314
Tractebel Energia SA	25,400	163,482
Votorantim Celulose e Papel SA (ADR) (a)	30,800	378,532

(Cost $637,749)		665,328

Canada 3.0%
Canadian National Railway Co.	17,200	1,378,130
EnCana Corp.	16,550	748,306
Goldcorp, Inc.	28,250	629,425
Meridian Gold, Inc.*	15,700	344,132

(Cost $1,071,727)		3,099,993

China 2.1%
China Construction Bank “H”*	1,064,000	367,079
China Petroleum & Chemical Corp. ”H”	3,240,000	1,598,344
China Shenhua Energy Co., Ltd. ”H”*	234,000	256,524

(Cost $1,844,280)		2,221,947

Finland 1.7%
Neste Oil Oyj*	18,000	508,888
Nokia Oyj (ADR)	17,500	320,250
Nokian Renkaat Oyj	73,000	920,423

(Cost $1,785,529)		1,749,561

France 4.0%
Carrefour SA	8,577	401,907
Credit Agricole SA	20,468	644,815
Societe Generale	5,822	716,148
Total SA	9,719	2,441,642

(Cost $3,274,342)		4,204,512

Germany 5.9%
Bayer AG	31,609	1,320,619
Bayerische Motoren Werke AG	10,560	463,198
Commerzbank AG	63,087	1,943,400
E.ON AG	7,949	822,412
Schering AG	12,500	837,609
Stada Arzneimittel AG	23,459	767,926

(Cost $4,605,107)		6,155,164

Hong Kong 2.9%
China Mobile (Hong Kong) Ltd.	137,600	650,409
Fountain Set (Holdings) Ltd.	996,000	459,229
Global Bio-chem Technology Group Co., Ltd.	1,264,000	554,268
Hutchison Whampoa Ltd.	106,000	1,010,285
The Link (REIT)*	184,000	348,842

(Cost $2,582,132)		3,023,033

India 1.0%
Infosys Technologies Ltd.	13,100	871,975
Ranbaxy Laboratories Ltd. (GDR)	22,850	182,571

(Cost $855,648)		1,054,546

Indonesia 0.4%
PT Telekomunikasi Indonesia (ADR) (Cost $345,762)	18,000	429,480

Israel 1.5%
Check Point Software Technologies Ltd.*	36,400	731,640
Teva Pharmaceutical Industries Ltd. (ADR)	19,500	838,695

(Cost $1,398,129)		1,570,335

Italy 2.1%
Assicurazioni Generali SpA	16,000	559,180
Capitalia SpA	277,700	1,607,680

(Cost $1,674,194)		2,166,860

Japan 8.5%
FANUC Ltd.	15,800	1,341,061
Komatsu Ltd.	56,000	926,409
Mitsubishi Estate Co., Ltd.	54,000	1,121,804
Mitsui Fudosan Co., Ltd.	61,000	1,238,776
Mizuho Financial Group, Inc.	186	1,476,203
Nomura Holdings, Inc.	73,000	1,398,906
Shinsei Bank Ltd.	245,000	1,416,797

(Cost $5,359,438)		8,919,956

Korea 5.7%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	29,500	797,437
LG.Philips LCD Co., Ltd. (ADR)* (a)	23,600	506,456
POSCO (ADR) (a)	31,900	1,579,369
Samsung Electronics Co., Ltd.	2,520	1,623,277
SK Corp.	28,010	1,441,158

(Cost $5,057,079)		5,947,697

Luxembourg 1.0%
Tenaris SA (ADR) (Cost $1,061,026)	9,450	1,082,025

Malaysia 0.9%
AMMB Holdings Bhd.	420,000	263,368
Resorts World Bhd.	154,700	458,431
RHB Capital Bhd.	435,100	254,418

(Cost $973,443)		976,217

	Shares	Value ($)
Mexico 2.5%
Fomento Economico Mexicano SA de CV (ADR)	26,250	1,903,388
Grupo Televisa SA (ADR)	8,450	680,225

(Cost $1,992,957)		2,583,613

Netherlands 0.5%
ABN AMRO Holding NV (Cost $492,814)	19,734	516,090

Peru 0.5%
Compania de Minas Buenaventura SA (ADR) (Cost $260,220)	19,800	560,340

Russia 3.0%
LUKOIL (ADR)	14,900	879,100
Mobile TeleSystems (ADR)	9,350	327,250
Novolipetsk Steel (GDR) 144A*	31,600	451,880
OAO Gazprom (ADR) (REG S) (a)	10,200	731,340
OAO Vimpel-Communications (ADR)*	8,450	373,743
Pyaterochka Holding NV (GDR) 144A*	33,100	478,295

(Cost $2,387,804)		3,241,608

Singapore 0.9%
DBS Group Holdings Ltd.	66,000	654,978
Singapore TeleCommunications Ltd.	160,060	251,260

(Cost $679,538)		906,238

South Africa 2.2%
Barloworld Ltd.	11,700	204,378
Gold Fields Ltd.	43,500	768,597
Lewis Group Ltd.	111,100	824,186
Sappi Ltd.	44,300	507,656

(Cost $1,908,210)		2,304,817

Sweden 1.0%
Skandinaviska Enskilda Banken AB “A” (Cost $784,848)	51,800	1,066,058

Switzerland 3.4%
ABB Ltd.*	97,779	948,733
Credit Suisse Group (Registered)	12,004	612,053
Julius Baer Holding Ltd. (Registered)	16,027	1,135,508
Novartis AG (Registered)	15,337	805,920

(Cost $2,676,145)		3,502,214

Taiwan 4.0%
AU Optronics Corp. (ADR)*	36,450	547,115
Chunghwa Telecom Co., Ltd. (ADR)	39,900	732,165
Mega Financial Holding Co., Ltd.	967,000	628,926
Quanta Computer, Inc.	289,087	405,980
SinoPac Financial Holdings Co., Ltd.	628,000	303,225
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	102,200	1,012,802
Yuanta Core Pacific Securities Co.	752,000	523,455

(Cost $3,882,422)		4,153,668

Thailand 1.6%
Bangkok Bank PCL (Foreign Registered)	223,600	626,789
Kasikornbank PCL (Foreign Registered)	149,500	273,309
Krung Thai Bank PCL (Foreign Registered)	1,432,700	384,149
PTT Chemical PCL (Foreign Registered)*	190,650	376,421

(Cost $1,586,076)		1,660,668

Turkey 0.3%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $263,005)	19,050	292,608

United Kingdom 7.1%
Anglo American PLC	18,055	614,750
GlaxoSmithKline PLC	59,204	1,496,331
MFI Furniture Group PLC	195,336	268,861
National Grid PLC	84,397	825,491
Royal Bank of Scotland Group PLC	63,364	1,913,263
Vodafone Group PLC	298,235	643,958
William Morrison Supermarkets PLC	390,755	1,300,890
Woolworths Group PLC	563,994	376,011

(Cost $7,065,791)		7,439,555

	Shares	Value ($)
United States 20.2%
AFLAC, Inc.	19,900	923,758
Avocent Corp.*	13,550	368,425
Bunge Ltd.	30,050	1,701,130
Caremark Rx, Inc.*	13,650	706,934
Caterpillar, Inc.	12,050	696,129
Cisco Systems, Inc.*	91,000	1,557,920
Citigroup, Inc.	19,643	953,275
Coca-Cola Co.	28,100	1,132,711
E.I. du Pont de Nemours & Co.	17,500	743,750
ExxonMobil Corp.	29,500	1,657,015
General Mills, Inc.	16,150	796,518
Johnson & Johnson	12,725	764,772
Monsanto Co.	10,850	841,200
Newmont Mining Corp.	19,800	1,057,320
Oracle Corp.*	145,000	1,770,450
Pfizer, Inc.	65,100	1,518,132
Schlumberger Ltd.	8,475	823,346
Symantec Corp.*	43,150	755,125
The Goldman Sachs Group, Inc.	11,375	1,452,701
Wyeth	19,800	912,256

(Cost $19,001,211)		21,132,867

Total Common Stocks (Cost $78,361,285)		95,424,597

Preferred Stock 2.0%
Germany
Henkel KGaA	9,126	918,363
Porsche AG	1,714	1,231,666

Total Preferred Stock (Cost $2,040,864)		2,150,029

Exchange Traded Funds 1.9%
iShares MSCI Malaysia Index Fund	82,500	562,650
iShares Nasdaq Biotechnology Index Fund* (a)	17,900	1,382,596

Total Exchange Traded Funds (Cost $1,831,229)		1,945,246

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $3,962,725)	3,962,725	3,962,725

Cash Equivalents 4.8%
Cash Management QP Trust, 4.26% (d) (Cost $4,980,633)	4,980,633	4,980,633

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $91,176,736)+	103.7	108,463,230
Other Assets and Liabilities, Net	(3.7)	(3,816,858)

Net Assets	100.0	104,646,372

Notes to DWS Global Thematic VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $91,390,913. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $17,072,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,829,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,757,235.
(a)	All or a portion of these securities were on loan (See Note to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $3,866,071 which is 3.7% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $82,233,378) — including $3,866,071 of securities loaned	$99,519,872
Investment in Daily Assets Fund Institutional (cost $3,962,725)*	3,962,725
Investment in Cash Management QP Trust (cost $4,980,633)	4,980,633

Total investments in securities, at value (cost $91,176,736)	108,463,230

Cash	224,412
Foreign currency, at value (cost $104,408)	106,572
Dividends receivable	202,092
Interest receivable	21,221
Receivable for Portfolio shares sold	589,533
Foreign taxes recoverable	10,401
Other assets	2,933

Total assets	109,620,394

Liabilities
Payable for investments purchased	843,660
Payable upon return of securities loaned	3,962,725
Payable for Portfolio shares redeemed	9,229
Deferred foreign taxes payable	43,128
Accrued management fee	15,478
Other accrued expenses and payables	99,802

Total liabilities	4,974,022

Net assets, at value	$104,646,372

Net Assets
Net assets consist of:

Undistributed net investment income	558,067
Net unrealized appreciation (depreciation) on:

Investments (net of foreign taxes of $43,128)	17,243,366
Foreign currency related transactions	1,125
Accumulated net realized gain (loss)	8,556,682

Paid-in capital	78,287,132

Net assets, at value	$104,646,372

Class A

Net Asset Value, offering and redemption price per share ($85,020,570 ÷ 5,887,898 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.44

Class B

Net Asset Value, offering and redemption price per share ($19,625,802 ÷ 1,359,840 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.43

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $184,458)	$1,716,494
Interest	1,366
Interest — Cash Management QP Trust	130,598
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	55,555

Total Income	1,904,013

Expenses:

Management fee	841,064
Custodian and accounting fees	241,989
Distribution service fees (Class B)	38,339
Record keeping fees (Class B)	20,082
Auditing	56,174
Legal	12,526
Trustees’ fees and expenses	3,878
Reports to shareholders	17,393
Other	16,401

Total expenses before expense reductions	1,247,846

Expense reductions	(116,133)

Total expenses after expense reductions	1,131,713

Net investment income (loss)	772,300

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments (net of foreign taxes of $43,629)	13,370,409
Foreign currency related transactions	(128,301)

13,242,108

Net unrealized appreciation (depreciation) during the period on:
Investments (net of deferred foreign taxes of $43,128)	4,302,278
Foreign currency related transactions	(5,308)

4,296,970

Net gain (loss) on investment transactions	17,539,078

Net increase (decrease) in net assets resulting from operations	$18,311,378

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$772,300	$204,775
Net realized gain (loss) on investment transactions	13,242,108	5,240,327
Net unrealized appreciation (depreciation) during the period on investment transactions	4,296,970	3,765,688

Net increase (decrease) in net assets resulting from operations	18,311,378	9,210,790

Distributions to shareholders from:

Net investment income:

Class A	(188,888)	(686,309)
Class B	—	(57,902)
Portfolio share transactions:

Class A

Proceeds from shares sold	15,806,082	10,246,696
Reinvestment of distributions	188,888	686,309
Cost of shares redeemed	(8,739,580)	(9,557,336)

Net increase (decrease) in net assets from Class A share transactions	7,255,390	1,375,669

Class B

Proceeds from shares sold	5,152,763	5,449,125
Reinvestment of distributions	—	57,902
Cost of shares redeemed	(1,457,434)	(572,691)

Net increase (decrease) in net assets from Class B share transactions	3,695,329	4,934,336

Increase (decrease) in net assets	29,073,209	14,776,584
Net assets at beginning of period	75,573,163	60,796,579

Net assets at end of period (including undistributed net investment income of $558,067 and $102,166, respectively)	$104,646,372	$75,573,163

Other Information
Class A

Shares outstanding at beginning of period	5,350,985	5,262,148
Shares sold	1,229,117	941,848
Shares issued to shareholders in reinvestment of distributions	15,980	64,503
Shares redeemed	(708,184)	(917,514)
Net increase (decrease) in Class A shares	536,913	88,837

Shares outstanding at end of period	5,887,898	5,350,985

Class B

Shares outstanding at beginning of period	1,064,827	588,861
Shares sold	406,987	522,896
Shares issued to shareholders in reinvestment of distributions	—	5,427
Shares redeemed	(111,974)	(52,357)
Net increase (decrease) in Class B shares	295,013	475,966

Shares outstanding at end of period	1,359,840	1,064,827

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$11.78	$10.39	$8.08	$9.64	$11.81

Income (loss) from investment operations:

Net investment income (loss)[a]	.12	.04	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	2.58	1.48	2.25	(1.57)	(1.90)

Total from investment operations	2.70	1.52	2.34	(1.50)	(1.82)

Less distributions from:

Net investment income	(.04)	(.13)	(.03)	(.06)	—
Net realized gain on investment transactions	—	—	—	—	(.35)

Total distributions	(.04)	(.13)	(.03)	(.06)	(.35)

Net asset value, end of period	$14.44	$11.78	$10.39	$8.08	$9.64

Total Return (%)	22.94 [b]	14.76	29.13 [b]	(15.77)	(15.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85	63	55	43	44
Ratio of expenses before expense reductions (%)	1.41	1.44	1.48	1.32	1.24
Ratio of expenses after expense reductions (%)	1.28	1.43	1.17	1.32	1.24
Ratio of net investment income (%)	.98	.38	1.02	.79	.76
Portfolio turnover rate (%)	95	81	65	41	52

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2005		2004	2003		2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.78		$10.38	$8.06		$8.98

Income (loss) from investment operations:

Net investment income (loss)[b]	.07		.00[d]	.04		.02
Net realized and unrealized gain (loss) on investment transactions	2.58		1.48	2.29		(.94)

Total from investment operations	2.65		1.48	2.33		(.92)

Less distributions from:

Net investment income	—		(.08)	(.01)		—

Net asset value, end of period	$14.43		$11.78	$10.38		$8.06

Total Return (%)	22.50	[c]	14.33	28.96	[c]	(10.24	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		13	6		.2
Ratio of expenses before expense reductions (%)	1.79		1.84	1.87		1.60	*
Ratio of expenses after expense reductions (%)	1.65		1.83	1.64		1.60	*
Ratio of net investment income (%)	.61		.02	.55		.49	*
Portfolio turnover rate (%)	95		81	65		41

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Amount is less than $.005 per share.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Government & Agency Securities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

☐ DWS Government & Agency Securities VIP — Class A ☐ Lehman Brothers GNMA Index	The Lehman Brothers GNMA Index is an unmanaged market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Government & Agency Securities VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,257	$10,882	$12,639	$16,883
Average annual total return	2.57%	2.86%	4.80%	5.38%
Lehman Brothers GNMA Index
Growth of $10,000	$10,321	$11,077	$13,029	$18,237
Average annual total return	3.21%	3.47%	5.43%	6.19%

DWS Government & Agency Securities VIP		1-Year	3-Year	Life of Class*
Class B
Growth of $10,000		$10,224	$10,761	$11,161
Average annual total return		2.24%	2.47%	3.19%
Lehman Brothers GNMA Index
Growth of $10,000		$10,321	$11,077	$11,538
Average annual total return		3.21%	3.47%	4.17%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,007.40	$1,005.80
Expenses Paid per $1,000*	$3.29	$5.21

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.93	$1,020.01
Expenses Paid per $1,000*	$3.31	$5.24

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.65%	1.03%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Government & Agency Securities VIP

The annual period was characterized by solid economic growth accompanied by generally contained increases in inflation. While oil hovered in the $60 per barrel range for much of the year, the market has not generally viewed high energy price levels as a cause for alarm with respect to the inflation outlook. Open markets and excess capacity continue to put downward pressure on prices, and the so-called core inflation rate (which excludes energy and food) has been subdued. This environment permitted the US Federal Reserve Board (the Fed) to maintain its policy of increasing short-term rates in a measured fashion. Despite the rise in short-term interest rates, longer-term rates were relatively stable over the period, as the financial markets displayed confidence that the Fed was pursuing a policy that would continue to curtail potential inflationary pressures. This period of mixed economic signals and stable long-term interest rates resulted in modest positive returns for mortgage-backed securities.

For the 12-month period ended December 31, 2005, the portfolio provided a total return of 2.57% (Class A shares, unadjusted for contract charges), compared with the 3.21% return of its benchmark, the Lehman Brothers GNMA Index.

During the early part of the period, we paid particular attention to identifying mortgages that we expected to maintain their yield in a wide variety of interest rate scenarios. These included lower-coupon mortgages as well as pools with smaller loan sizes or specific geographic profiles that have proven to be less sensitive to early redemptions, or prepayments, by home owners. As the year progressed, in anticipation of a stable interest rate environment and reduced prepayment risk, we emphasized higher-coupon mortgages and 30-year mortgages over 15-year instruments because of their yield advantage. This worked well for the portfolio, although in retrospect we would have benefited from even greater exposure to GNMAs versus conventional mortgages. Going forward, we will be monitoring the interest-rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA

Lead Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation	12/31/05	12/31/04
Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	58%	57%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	32%	21%
US Treasury Obligations	5%	4%
Cash Equivalents	5%	18%
	100%	100%

Quality*	12/31/05	12/31/04
AAA	100%	100%

*	Includes cash equivalents

Interest Rate Sensitivity	12/31/05	12/31/04
Average Maturity	5.9 years	4.6 years
Average Duration	4.0 years	2.6 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 119. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)
Agencies Backed by the Full Faith Credit of the US Government 55.8%
Government National Mortgage Association:
5.0%, with various maturities from 4/20/2033 until 2/15/2035 (c)	21,205,940	20,931,174
5.5%, with various maturities from 12/15/2032 until 11/15/2035 (c) (d)	75,936,285	76,373,605
6.0%, with various maturities from 12/20/2031 until 6/15/2035 (c) (d)	35,820,080	36,656,851
6.5%, with various maturities from 3/15/2014 until 3/20/2035 (c)	18,465,157	19,214,890
7.0%, with various maturities from 6/20/2017 until 10/15/2032	4,083,283	4,279,816
7.5%, with various maturities from 4/15/2026 until 7/15/2032	3,169,173	3,333,248
8.0%, with various maturities from 12/15/2026 until 11/15/2031	997,251	1,067,829
8.5%, with various maturities from 5/15/2016 until 12/15/2030	150,866	163,080
9.5%, with various maturities from 6/15/2013 until 12/15/2022	69,057	75,978
10.0%, with various maturities from 2/15/2016 until 3/15/2016	25,131	27,959

Total Agencies Backed by the Full Faith Credit of the US Government (Cost $163,329,106)		162,124,430

Agencies Not Backed by the Full Faith Credit of the US Government 30.2%
Federal Home Loan Bank, 4.375%, 9/17/2010	23,000,000	22,642,741
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	73,018	71,162
4.625%*, 2/1/2035	864,003	851,596
5.0%, with various maturities from 9/1/2033 until 8/1/2035	11,162,796	10,817,629
5.5%, with various maturities from 2/1/2017 until 11/1/2033 (c)	6,071,426	6,015,682
6.5%, 9/1/2032 (c)	227,301	233,353
7.0%, with various maturities from 5/1/2029 until 8/1/2035	6,001,110	6,241,129
7.5%, with various maturities from 1/1/2027 until 5/1/2032	271,373	285,163
8.0%, 11/1/2030	5,161	5,504
8.5%, 7/1/2030	5,137	5,558

	Principal Amount ($)	Value ($)
Federal National Mortgage Association:
4.538%*, 1/1/2035	1,492,867	1,469,562
4.554%*, 2/1/2035	2,194,150	2,167,941
4.62%*, 1/1/2035	1,784,496	1,770,106
4.674%*, 2/1/2035	1,387,959	1,378,168
4.742%*, 5/1/2035	2,215,750	2,191,039
5.0%, with various maturities from 4/1/2020 until 10/1/2033	3,868,439	3,813,530
5.5%, with various maturities from 1/1/2033 until 6/1/2035	12,743,900	12,633,667
6.0%, 9/1/2035	7,217,661	7,285,327
6.5%, with various maturities from 9/1/2030 until 6/1/2035	4,269,523	4,385,156
7.0%, with various maturities from 9/1/2013 until 7/1/2034	996,811	1,039,999
7.5%, with various maturities from 9/1/2028 until 3/1/2032	2,194,309	2,300,062
8.0%, 12/1/2024	19,220	20,542

Total Agencies Not Backed by the Full Faith Credit of the US Government (Cost $88,596,618)		87,624,616

US Treasury Obligations 5.2%
US Treasury Bills, 3.75%**, 1/19/2006 (a)	165,000	164,691
US Treasury Notes:
4.0%, 8/31/2007	3,000,000	2,980,077
4.375%, 11/15/2008	6,000,000	6,000,936
4.5%, 11/15/2015	6,000,000	6,049,218

Total US Treasury Obligations (Cost $15,208,396)		15,194,922

Collateralized Mortgage Obligations 11.3%
Federal Home Loan Mortgage Corp.:
“PO”, Series 228, Principal Only, 0.99%, 2/1/2035	2,249,016	1,780,008
“ZC”, Series 2972, 4.5%, 5/15/2020	492,542	489,914
“PF”, Series 2962, 4.619%*, 3/15/2035	4,157,994	4,149,487
“IO”, Series 228, Interest Only, 6.0%***, 2/1/2035	2,249,016	496,365
Federal National Mortgage Association:
“L0”, Series 2005-50, Principal Only, Zero Coupon, 6/25/2035	1,614,347	1,383,061
“IN”, Series 2003-84, Interest Only, 4.5%***, 4/25/2013	3,244,876	178,685
“PF”, Series 2005-59, 4.629%*, 5/25/2035	3,079,011	3,076,739
Government National Mortgage Association:
“DA”, Series 2005-45, 4.55%*, 6/16/2035	9,476,008	9,454,855
“FB”, Series 2005-43, 4.57%*, 2/17/2032	4,215,625	4,178,583
“FA”, Series 2005-18, 4.57%*, 10/20/2032	3,000,000	2,996,702
“FH”, Series 1999-18, 4.62%*, 5/16/2029	2,422,481	2,429,488
“FB”, Series 2001-28, 4.87%*, 6/16/2031	1,349,273	1,361,886
“IB”, Series 2003-86, Interest Only, 5.0%***, 1/20/2029	4,550,000	755,785

Total Collateralized Mortgage Obligations (Cost $32,855,454)		32,731,558

	Shares	Value ($)
Cash Equivalents 5.3%
Cash Management QP Trust, 4.26% (b) (Cost $15,412,261)	15,412,261	15,412,261

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $315,401,835)+	107.8	313,087,787
Other Assets and Liabilities, Net	(7.8)	(22,688,138)

Net Assets	100.0	290,399,649

Notes to DWS Government & Agency Securities VIP Portfolio of Investments

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
***	These securities are shown at their current rate as of December 31, 2005.
+	The cost for federal income tax purposes was $315,433,634. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $2,345,847. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $616,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,962,459.
(a)	At December 31, 2005, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(b)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Mortgage dollar rolls included.
(d)	When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the “principal only” portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Market Value ($)	Net Unrealized Appreciation ($)
10 Year US Treasury Note	3/22/2006	121	13,096,717	13,238,156	141,439

At December 31, 2005, open futures contracts sold were as follows:

Futures	Expiration	Contracts	Aggregate Face V alue ($)	Market Value ($)	Net Unrealized Depreciation ($)
2 Year US Treasury Note	3/31/2006	30	6,153,649	6,155,625	(1,976)
10 Year Interest Rate Swap	3/13/2006	86	9,220,793	9,301,438	(80,645)

Total net unrealized depreciation					(82,621)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments

Investments in securities, at value (cost $299,989,574)	$297,675,526
Investments in Cash Management QP Trust, (cost $15,412,261)	15,412,261

Total investments in securities at value, cost ($315,401,835)	313,087,787

Receivable for investments sold	42,445,941
Interest receivable	1,643,842
Receivable for Portfolio shares sold	185,467
Other assets	7,983

Total assets	357,371,020

Liabilities
Payable for investments purchased	29,088,756
Payable for when issued and forward delivery securities	11,104,750
Payable for investments purchased — mortgage dollar rolls	26,330,493
Deferred mortgage dollar roll income	17,843
Payable for Portfolio shares redeemed	140,029
Payable for daily variation margin on open futures contracts	5,016
Accrued management fee	139,179
Other accrued expenses and payables	145,305

Total liabilities	66,971,371

Net assets, at value	$290,399,649

Net Assets
Net assets consist of:

Undistributed net investment income	10,160,924
Net unrealized appreciation (depreciation) on:

Investments	(2,314,048)
Futures	58,818
Accumulated net realized gain (loss)	(116,321)

Paid-in capital	282,610,276

Net assets, at value	$290,399,649

Class A

Net Asset Value, offering and redemption price per share ($243,450,554 ÷ 19,851,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.26

Class B

Net Asset Value, offering and redemption price per share ($46,949,095 ÷ 3,838,802 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.23

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Interest	$13,283,012
Interest — Cash Management QP Trust	718,047
Mortgage dollar roll income	950,158

Total Income	14,951,217

Expenses:

Management fee	1,713,621
Custodian fees	21,736
Distribution service fees (Class B)	120,593
Record keeping fees (Class B)	63,716
Auditing	59,225
Legal	13,858
Trustees’ fees and expenses	14,404
Reports to shareholders	100,187
Other	54,408

Total expenses before expense reductions	2,161,748

Expense reductions	(4,771)

Total expenses after expense reductions	2,156,977

Net investment income (loss)	12,794,240

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	(579,280)
Futures	(206,932)
Net increase from payments by affiliates and net gains (looses) realized on the disposal of investments in violation of restrictions.	—

(786,212)

Net unrealized appreciation (depreciation) during the period on:
Investments	(4,362,726)
Futures	38,486

(4,324,240)

Net gain (loss) on investment transactions	(5,110,452)

Net increase (decrease) in net assets resulting from operations	$7,683,788

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$12,794,240	$12,286,972
Net realized gain (loss) on investment transactions	(786,212)	1,566,054
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,324,240)	(1,060,975)

Net increase (decrease) in net assets resulting from operations	7,683,788	12,792,051

Distributions to shareholders from:

Net investment income:

Class A	(10,824,223)	(8,701,916)
Class B	(1,736,774)	(986,391)
Net realized gains:

Class A	(2,099,899)	(2,734,888)
Class B	(374,454)	(359,519)
Portfolio share transactions:

Class A

Proceeds from shares sold	24,046,411	20,190,555
Reinvestment of distributions	12,924,122	11,436,803
Cost of shares redeemed	(67,354,142)	(97,935,807)

Net increase (decrease) in net assets from Class A share transactions	(30,383,609)	(66,308,449)

Class B

Proceeds from shares sold	3,998,526	23,191,368
Reinvestment of distributions	2,111,228	1,345,911
Cost of shares redeemed	(7,544,629)	(13,460,654)

Net increase (decrease) in net assets from Class B share transactions	(1,434,875)	11,076,625

Increase (decrease) in net assets	(39,170,046)	(55,222,487)
Net assets at beginning of period	329,569,695	384,792,182

Net assets at end of period (including undistributed net investment income of $10,160,924 and $10,896,663, respectively)	$290,399,649	$329,569,695

Other Information
Class A

Shares outstanding at beginning of period	22,309,252	27,631,433
Shares sold	1,970,071	1,635,527
Shares issued to shareholders in reinvestment of distributions	1,082,422	932,855
Shares redeemed	(5,509,943)	(7,890,563)
Net increase (decrease) in Class A shares	(2,457,450)	(5,322,181)

Shares outstanding at end of period	19,851,802	22,309,252

Class B

Shares outstanding at beginning of period	3,952,379	3,055,787
Shares sold	326,302	1,876,522
Shares issued to shareholders in reinvestment of distributions	176,820	109,781
Shares redeemed	(616,699)	(1,089,711)
Net increase (decrease) in Class B shares	(113,577)	896,592

Shares outstanding at end of period	3,838,802	3,952,379

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$12.55	$12.54	$12.84	$12.32	$11.96

Income (loss) from investment operations:

Net investment income[b]	.51	.44	.31	.62	.61
Net realized and unrealized gain (loss) on investment transactions	(.20)	.03	(.04)	.35	.25

Total from investment operations	.31	.47	.27	.97	.86

Less distributions from:

Net investment income	(.50)	(.35)	(.35)	(.45)	(.50)
Net realized gain on investment transactions	(.10)	(.11)	(.22)	—	—

Total distributions	(.60)	(.46)	(.57)	(.45)	(.50)

Net asset value, end of period	$12.26	$12.55	$12.54	$12.84	$12.32

Total Return (%)	2.57[e]	3.75[d]	2.26	8.05	7.48

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	280	347	551	305
Ratio of expenses (%)	.63	.61	.61	.59	.60
Ratio of net investment income (%)	4.17	3.59	2.50	4.96	5.06
Portfolio turnover rate (%)	191[c]	226[c]	511[c]	534[c]	334

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
b	Based on average shares outstanding during the period.
[c]	The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[d]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.
[e]	Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.52	$12.51	$12.82	$12.36

Income (loss) from investment operations:

Net investment income[b]	.47	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.21)	.02	(.04)	.15

Total from investment operations	.26	.42	.23	.46

Less distributions from:

Net investment income	(.45)	(.30)	(.32)	—
Net realized gain on investment transactions	(.10)	(.11)	(.22)	—
Total distributions	(.55)	(.41)	(.54)	—

Net asset value, end of period	$12.23	$12.52	$12.51	$12.82

Total Return (%)	2.24e	3.36[d]	1.83	3.72	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	49	38	3
Ratio of expenses (%)	1.02	1.00	.98	.84	*
Ratio of net investment income (%)	3.78	3.21	2.13	4.95	*
Portfolio turnover rate (%)	191[c]	226[c]	511[c]	534[c]

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	The portfolio turnover rate including mortgage dollar roll transactions was 325%, 391%, 536% and 651% for the periods ended December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[d]	Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.
[e]	Reimbursement of $234 due to disposal of investments in violation of restrictions had no effect on total return.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Growth Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Growth Allocation VIP from 8/16/2004 to 12/31/2005

☐ DWS Growth Allocation VIP — Class B ☐ Russell 1000 Index	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Growth Allocation VIP	1 - Year	Life of Portfolio*
Class B
Growth of $10,000	$10,602	$11,694
Average annual total return	6.02%	12.08%
Russell 1000 Index
Growth of $10,000	$10,627	$11,815
Average annual total return	6.27%	13.33%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio’s Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio’s shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio’s estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,056.10
Expenses Paid per $1,000*	$3.01

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,022.28
Expenses Paid per $1,000*	$2.96

Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,056.10
Expenses Paid per $1,000**	$6.58

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.80
Expenses Paid per $1,000**	$6.46

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
**	Expenses are equal to the Portfolio’s annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.58%
Estimated Indirect Expenses of Underlying DWS Portfolios	.69%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.27%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Growth Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Growth Allocation VIP had a return of 6.02% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio’s return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of the major bond indices but below that of the equity indices. This Portfolio outperformed its Lipper peer group of Lipper Flexible Portfolio Funds category, which had an average return of 4.88%. The Portfolio’s strategic allocation of 75% equity and 25% fixed income contributed to performance relative to the peer group because the allocation for funds in the group averages 60% equities and 40% bonds.

The Portfolio’s allocation between stocks and bonds remained close to its target of 75% equity and 25% fixed income during 2005, but with equities above 75% in 11 months of the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities through most of the year, as foreign markets were stronger than the US market; however, a reduction in the international position late in the year detracted from performance.

In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying equity funds, large-cap funds contributed to positive relative performance, with seven of the 10 funds achieving performance above the Russell 1000 Index. Several of the growth-oriented funds that were overweight in energy, a sector that was strong during 2005, performed particularly well. The two small-cap portfolios did well, so that small cap made a net contribution to overall performance, even though small-cap stocks as a category underperformed large-cap stocks.

Within the fixed-income portion of the Portfolio (which comprises cash equivalents and bonds), performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse First Boston High Yield Index. However, since this is a small position that was underweighted, the strong performance did not offset underperformance of the much larger investment-grade bond portion.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation	12/31/05	12/31/04
Equity Funds	75%	73%
Fixed Income Funds	14%	25%
Cash Equivalents	11%	2%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 129. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Growth Allocation VIP

	Shares	Value ($)
Equity Funds 75.4%
DWS Blue Chip VIP “A”	1,078,695	16,050,984
DWS Capital Growth VIP “A”	496,327	8,387,928
DWS Davis Venture Value VIP “A”	793,087	9,905,657
DWS Dreman High Return Equity VIP “A”	501,178	6,720,793
DWS Dreman Small Cap Value VIP ”A”	476,879	9,528,045
DWS Global Opportunities VIP “A”	5,137	77,052
DWS Growth and Income VIP “A”	3,041,589	29,564,249
DWS International Select Equity VIP “A”	72,040	954,524
DWS International VIP “A”	795,861	8,635,091
DWS Janus Growth Opportunities VIP “A”	1,243,548	10,396,065
DWS Large Cap Value VIP “A”	1,200,895	18,986,151
DWS MFS Strategic Value VIP “A”	995,701	10,663,963
DWS Mid Cap Growth VIP “A”	103,545	1,172,134
DWS RREEF Real Estate Securities VIP “A”	308,398	5,113,241
DWS Small Cap Growth VIP “A”	480,953	6,483,241
DWS Templeton Foreign Value VIP ”A”	537,340	6,141,803

Total Equity Funds (Cost $140,987,890)		148,780,921

Fixed Income Funds 13.3%
DWS Core Fixed Income VIP “A”	1,882,349	22,230,543
DWS Government & Agency Securities VIP “A”	110,080	1,349,577
DWS High Income VIP “A”	159,386	1,311,744
DWS Strategic Income VIP “A”	113,998	1,310,977

Total Fixed Income Funds (Cost $26,181,725)		26,202,841

Cash Equivalents 11.1%
Cash Management QP Trust, 4.26% (a) (Cost $22,024,443)	22,024,442	22,024,443

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $189,194,058)+	99.8	197,008,205
Other Assets and Liabilities, Net	0.2	373,899

Net Assets	100.0	197,382,104

Notes to DWS Growth Allocation VIP Portfolio of Investments

+	The cost for federal income tax purposes was $189,304,861. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $7,703,344. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,420,913 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $717,569.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in Underlying Affiliated Portfolios, at value (cost $167,169,615)	$174,983,762
Investment in Cash Management QP Trust (cost $22,024,443)	22,024,443

Total investments in securities, at value (cost $189,194,058)	197,008,205

Interest receivable	74,953
Receivable for Portfolio shares sold	441,076
Other assets	3,836

Total assets	197,528,070

Liabilities
Payable for Portfolio shares redeemed	11,247
Accrued management fee	16,706
Other accrued expenses and payables	118,013

Total liabilities	145,966

Net assets, at value	$197,382,104

Net Assets
Net assets consist of:

Undistributed net investment income	1,575,496
Net unrealized appreciation (depreciation) on investments	7,814,147
Accumulated net realized gain (loss)	1,522,296

Paid-in capital	186,470,165

Net assets, at value	$197,382,104

Class B

Net Asset Value, offering and redemption price per share ($197,382,104 ÷ 16,920,311 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.67

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Income distribution from Underlying Affiliated Portfolios	$1,402,778
Interest — Cash Management QP Trust	388,363

Total Income	1,791,141

Expenses:

Management fee	166,261
Custodian and accounting fees	69,372
Distribution service fees (Class B)	277,101
Record keeping fees (Class B)	155,419
Auditing	17,967
Legal	15,122
Trustees’ fees and expenses	3,029
Reports to shareholders	12,395
Offering costs	587
Other	2,062

Total expenses before expense reductions	719,315

Expense reductions	(55,420)

Total expenses after expense reductions	663,895

Net investment income (loss)	1,127,246

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	815,491
Capital gain distributions from Underlying Affiliated Portfolios	1,163,175

1,978,666

Net unrealized appreciation (depreciation) during the period on investments	5,737,112

Net gain (loss) on investment transactions	7,715,778

Net increase (decrease) in net assets resulting from operations	$8,843,024

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:

Net investment income (loss)	$1,127,246	$(51,234)
Net realized gain (loss) on investment transactions	1,978,666	143,332
Net unrealized appreciation (depreciation) during the period on investment transactions	5,737,112	2,077,035

Net increase (decrease) in net assets resulting from operations	8,843,024	2,169,133

Distributions to shareholders from:

Net realized gains:

Class B	(144,613)	—
Portfolio share transactions:

Class B

Proceeds from shares sold	143,559,919	45,093,561
Reinvestment of distributions	144,613	—
Cost of shares redeemed	(2,017,170)	(266,363)

Net increase (decrease) in net assets from Class B share transactions	141,687,362	44,827,198

Increase (decrease) in net assets	150,385,773	46,996,331
Net assets at beginning of period	46,996,331	—

Net assets at end of period (including undistributed net investment income of $1,575,496 and $0, respectively)	$197,382,104	$46,996,331

Other Information
Class B

Shares outstanding at beginning of period	4,262,187	—
Shares sold	12,825,648	4,287,740
Shares issued to shareholders in reinvestment of distributions	13,341	—
Shares redeemed	(180,865)	(25,553)
Net increase (decrease) in Class B shares	12,658,124	4,262,187

Shares outstanding at end of period	16,920,311	4,262,187

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$11.03	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	.55	1.06

Total from investment operations	.66	1.03

Less distributions from:

Net realized gain on investment transactions	(.02)	—

Net asset value, end of period	$11.67	$11.03

Total Return (%)c,[d]	6.02	10.30	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	197	47
Ratio of expenses before expense reductions (%)[e]	.65	1.38	*
Ratio of expenses after expense reductions (%)[e]	.60	0.75	*
Ratio of net investment income (%)	1.01	(0.69	)*
Portfolio turnover rate (%)	20	15	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
[e]	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS High Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

☐ DWS High Income VIP — Class A ☐ Credit Suisse High Yield Index ☐ Citigroup Long-Term High Yield Bond Index

The Credit Suisse High Yield Index (CSFB) is an unmanaged index that is market- weighted, including publicly traded bonds having a rating below BBB by Standard & Poor’s and Moody’s. The Citigroup Long-Term High Yield Bond Index (formerly known as Salomon Smith Barney Long-Term High Yield Bond Index) is an unmanaged index that is on a total return basis with all dividends reinvested and is composed of high-yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer rated BB+ or lower by Standard & Poor’s Corporation or Ba1 or lower by Moody’s Investors Service, Inc.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS High Income VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,389	$14,554	$14,891	$17,941
Average annual total return	3.89%	13.32%	8.29%	6.02%
Credit Suisse High Yield Index
Growth of $10,000	$10,226	$14,647	$15,978	$19,920
Average annual total return	2.26%	13.57%	9.83%	7.13%
Citigroup Long-Term High Yield Bond Index
Growth of $10,000	$10,223	$16,370	$19,382	$27,730
Average annual total return	2.23%	17.86%	14.15%	10.74%

DWS High Income VIP		1-Year	3-Year	Life of Class*
Class B
Growth of $10,000		$10,341	$14,389	$14,748
Average annual total return		3.41%	12.89%	11.74%
Credit Suisse High Yield Index
Growth of $10,000		$10,226	$14,647	$15,078
Average annual total return		2.26%	13.57%	12.42%
Citigroup Long-Term High Yield Bond Index
Growth of $10,000		$10,223	$16,370	$17,902
Average annual total return		2.23%	17.86%	18.06%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,030.00	$1,026.20
Expenses Paid per $1,000*	$3.74	$5.82

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.53	$1,019.46
Expenses Paid per $1,000*	$3.72	$5.80

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.73%	1.14%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2005

DWS High Income VIP

High-yield was one of the best-performing areas within the bond market in 2005. Despite concerns about rising interest rates, higher commodity prices and the impact of the Gulf Coast hurricanes, the market’s solid fundamental underpinnings remained in place. Helped by low interest rates and the strength of the US economy, high-yield companies generally maintained sound financial positions. Probably the best indication of solid fundamentals in the high yield market was the continuation of low defaults — at year-end Moody’s 12-month rolling default rate stood at 1.80%, lower than at the close of 2004.

The portfolio’s Class A shares produced a return of 3.89% in 2005 (Class A shares unadjusted for contract charges). We remained focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Overweight positions in General Motors Acceptance Corporation and emerging market bonds were positive contributors to return. An underweight in Adelphia Communications (not in the portfolio at the end of the reporting period) also helped, as did an overweight in middle-tier securities. However, overweight positions in Tembec Industries Inc. and GEO Specialty Chemicals detracted from results.

The robust economy continues to translate into sound fundamentals for the high-yield market. Still, we believe the low default environment the high-yield market currently enjoys will not last forever, meaning that good security selection is paramount at this point in the cycle.

Andrew P. Cestone

Lead Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s credit quality does not remove market risk.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS High Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Corporate Bonds	80%	74%
Foreign Bonds — US$ Denominated	13%	20%
Cash Equivalents	2%	2%
Foreign Bonds — Non US$ Denominated	1%	2%
Asset Backed	1%	1%
Convertible Bonds	1%	1%
Loan Participations	1%	—
Stocks	1%	—
	100%	100%

Corporate and Foreign Bond Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/05	12/31/04
Consumer Discretionary	24%	24%
Financials	15%	9%
Industrials	14%	14%
Materials	14%	16%
Telecommunication Services	9%	14%
Energy	8%	7%
Utilities	6%	5%
Information Technology	3%	2%
Consumer Staples	3%	4%
Health Care	3%	3%
Sovereign Bonds	1%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 79.1%
Consumer Discretionary 20.4%
155 East Tropicana LLC, 8.75%, 4/1/2012 (b)	855,000	822,937
Adesa, Inc., 7.625%, 6/15/2012	325,000	323,375
Affinia Group, Inc., 9.0%, 11/30/2014	1,310,000	1,034,900
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	1,635,000	1,479,675
AutoNation, Inc., 9.0%, 8/1/2008	940,000	1,009,325
Aztar Corp., 7.875%, 6/15/2014 (b)	2,115,000	2,215,462
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	390,000	393,900
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	485,000	524,406
9.375%, 2/15/2007	580,000	603,925
Charter Communications Holdings LLC:
9.625%, 11/15/2009	500,000	370,000
10.25%, 9/15/2010 (b)	3,210,000	3,193,950
144A, 11.0%, 10/1/2015	3,337,000	2,803,080
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	1,575,000	1,197,000
CSC Holdings, Inc.:
7.25%, 7/15/2008	535,000	533,663
7.875%, 12/15/2007	1,869,000	1,901,707
Dex Media East LLC/Financial, 12.125%, 11/15/2012	4,832,000	5,653,440
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	1,480,000	1,221,000
EchoStar DBS Corp., 6.625%, 10/1/2014	520,000	498,550
Foot Locker, Inc., 8.5%, 1/15/2022	920,000	972,900
Ford Motor Co., 7.45%, 7/16/2031 (b)	240,000	163,200
General Motors Corp., 8.25%, 7/15/2023 (b)	230,000	147,775
Goodyear Tire & Rubber Co.:
144A, 9.0%, 7/1/2015	50,000	49,250
11.25%, 3/1/2011	2,075,000	2,324,000
Gregg Appliances, Inc., 9.0%, 2/1/2013	385,000	348,425
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	1,670,000	1,569,800
Hertz Corp., 144A, 8.875%, 1/1/2014 (b)	1,885,000	1,920,344
ITT Corp., 7.375%, 11/15/2015	500,000	542,500
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	3,605,000	3,825,806
Levi Strauss & Co.:
8.804%**, 4/1/2012	820,000	826,150
12.25%, 12/15/2012	175,000	195,125
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	50,000	46,588
7.875%, 7/15/2009 (b)	45,000	47,417
8.5%, 7/15/2029 (b)	205,000	203,017
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	390,000	415,838
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	605,000	560,381
Mediacom LLC, 9.5%, 1/15/2013 (b)	295,000	287,994
MGM MIRAGE:
8.375%, 2/1/2011 (b)	1,675,000	1,792,250
9.75%, 6/1/2007	950,000	1,001,062
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	600,000	640,500
NCL Corp., 10.625%, 7/15/2014	755,000	779,538
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,840,000	1,306,400
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	210,000	222,338
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	1,161,000	1,166,805
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	1,710,000	1,821,150
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	1,788,000	1,725,420
PRIMEDIA, Inc.:
8.875%, 5/15/2011	630,000	581,175
9.715%**, 5/15/2010 (b)	1,915,000	1,840,794
Renaissance Media Group LLC, 10.0%, 4/15/2008	955,000	956,194
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	2,145,000	2,375,587
Schuler Homes, Inc., 10.5%, 7/15/2011 (b)	1,455,000	1,564,125
SGS International, Inc., 144A, 12.0%, 12/15/2013	500,000	500,822
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014 (b)	2,100,000	1,134,000
7.875%, 1/15/2014 (b)	450,000	416,250
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	143,000	147,290
8.75%, 12/15/2011	3,135,000	3,299,587
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013 (b)	2,150,000	2,117,750
Toys “R” Us, Inc.:
6.875%, 8/1/2006	245,000	243,775
7.375%, 10/15/2018	921,000	663,120
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	3,765,000	3,670,875
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	2,440,000	2,738,900
11.75%, 2/15/2013 EUR	380,000	519,614
United Auto Group, Inc., 9.625%, 3/15/2012	1,370,000	1,441,925
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	395,000	414,256
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	2,501,934	2,664,560
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	3,375,000	2,974,219
10.0%, 3/1/2011 (b)	425,000	397,906

		81,344,992

	Principal Amount ($)(a)	Value ($)
Consumer Staples 2.7%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	1,345,000	1,183,600
Birds Eye Foods, Inc., 11.875%, 11/1/2008	578,000	589,560
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	600,000	474,000
Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	194,938
9.0%, 4/15/2031	540,000	634,834
GNC Corp., 8.5%, 12/1/2010	160,000	137,600
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	390,000	392,925
North Atlantic Trading Co., 9.25%, 3/1/2012	4,095,000	2,702,700
Swift & Co.:
10.125%, 10/1/2009	685,000	707,263
12.5%, 1/1/2010	1,295,000	1,362,987
Viskase Co., Inc., 11.5%, 6/15/2011	2,380,000	2,534,700

		10,915,107

Energy 6.4%
Belden & Blake Corp., 8.75%, 7/15/2012	2,045,000	2,085,900
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015 (b)	1,310,000	1,355,850
Chesapeake Energy Corp.:
6.5%, 8/15/2017	590,000	592,950
6.875%, 1/15/2016	1,350,000	1,383,750
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	390,000	384,150
7.125%, 5/15/2018 (b)	655,000	582,950
7.625%, 10/15/2026	435,000	387,150
8.75%, 2/15/2012 (b)	185,000	199,800
144A, 9.875%, 7/15/2010	2,805,000	3,074,981
El Paso Production Holding Corp., 7.75%, 6/1/2013	955,000	990,812
Frontier Oil Corp., 6.625%, 10/1/2011	390,000	397,800
Mission Resources Corp., 9.875%, 4/1/2011	90,000	94,500
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,595,000	1,595,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	1,595,000	1,411,575
Sonat, Inc., 7.0%, 2/1/2018	195,000	185,250
Southern Natural Gas, 8.875%, 3/15/2010	1,615,000	1,725,975
Stone Energy Corp.:
6.75%, 12/15/2014 (b)	2,500,000	2,368,750
8.25%, 12/15/2011	1,290,000	1,331,925
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010	455,000	527,800
Williams Companies, Inc.:
8.125%, 3/15/2012 (b)	3,300,000	3,597,000
8.75%, 3/15/2032	1,115,000	1,293,400

		25,567,268

Financials 12.8%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	200,000	216,250
11.0%, 7/31/2010	640,000	721,600
12.0%, 7/31/2009	668,000	730,625
AmeriCredit Corp., 9.25%, 5/1/2009	3,385,000	3,562,712
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	1,430,000	1,288,788
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	385,000	233,874
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	1,355,000	1,371,937
7.875%, 12/1/2015	1,165,000	1,202,863
8.0%, 6/15/2011	665,000	691,600
Exopack Holding Corp., 9.59%, 11/16/2006	3,250,000	3,250,000
Ford Motor Credit Co.:
6.5%, 1/25/2007	610,000	590,157
7.25%, 10/25/2011	4,820,000	4,163,786
7.375%, 10/28/2009	4,330,000	3,840,216

	Principal Amount ($)(a)	Value ($)
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	635,000	599,792
6.875%, 9/15/2011	2,180,000	1,988,040
8.0%, 11/1/2031 (b)	13,543,000	12,972,582
H&E Equipment/Finance, 11.125%, 6/15/2012	1,525,000	1,685,125
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,720,000	1,771,600
PXRE Capital Trust I, 8.85%, 2/1/2027	1,090,000	1,070,925
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,605,000	1,809,637
Radnor Holdings Corp., 11.0%, 3/15/2010	1,260,000	1,020,600
Stripes Acquisition LLC, 144A, 10.625%, 12/15/2013	490,000	497,350
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,530,000	1,216,350
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	910,000	900,900
UGS Corp., 10.0%, 6/1/2012	1,215,000	1,324,350
Universal City Development, 11.75%, 4/1/2010	2,095,000	2,349,019

		51,070,678

Health Care 2.0%
Accellent, Inc., 144A, 10.5%, 12/1/2013	1,245,000	1,276,125
Eszopiclone Royalty Subordinated LLC, 12.0%, 3/15/2014	450,000	450,000
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	2,700,000	2,700,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	340,000	328,950
Series B, 9.875%, 11/1/2011 (b)	458,000	345,790
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	2,860,000	2,838,550

		7,939,415

Industrials 11.2%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	2,228,000	2,289,270
Allied Security Escrow Corp., 11.375%, 7/15/2011	1,404,000	1,353,516
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	735,000	696,413
Series B, 9.25%, 9/1/2012	1,750,000	1,894,375
American Color Graphics, 10.0%, 6/15/2010	1,340,000	936,325
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	650,000	630,500

Beazer Homes USA, Inc.:
6.875%, 7/15/2015 (b)	85,000	81,494
8.375%, 4/15/2012	1,110,000	1,154,400
8.625%, 5/15/2011	1,225,000	1,280,125
Browning-Ferris Industries:
7.4%, 9/15/2035	1,910,000	1,690,350
9.25%, 5/1/2021	430,000	442,900
Case New Holland, Inc., 9.25%, 8/1/2011	2,270,000	2,428,900
Cenveo Corp., 7.875%, 12/1/2013 (b)	1,117,000	1,077,905
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	1,750,000	1,540,000
Columbus McKinnon Corp., 10.0%, 8/1/2010	648,000	717,660
Compression Polymers Corp.:
144A, 10.46%**, 7/1/2012	485,000	475,300
144A, 10.5%, 7/1/2013	1,575,000	1,527,750
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	1,195,500
Cornell Companies, Inc., 10.75%, 7/1/2012	650,000	672,750
Dana Corp., 7.0%, 3/1/2029 (b)	1,603,000	1,150,153
DRS Technologies, Inc., 6.875%, 11/1/2013	305,000	291,656
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	2,730,000	2,907,450
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,320,000	1,224,730
8.875%, 4/1/2012	1,705,000	1,771,688
Kansas City Southern, 9.5%, 10/1/2008	2,725,000	2,949,812
Kinetek, Inc., Series D, 10.75%, 11/15/2006	2,190,000	2,102,400
Millennium America, Inc., 9.25%, 6/15/2008	2,330,000	2,513,488
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	1,050,000	1,176,000

	Principal Amount ($)(a)	Value ($)
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	855,000	726,750
Ship Finance International Ltd., 8.5%, 12/15/2013	1,375,000	1,285,625
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	560,000	499,100
10.375%, 7/1/2012	1,175,000	1,155,906
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	870,000	963,525
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	1,290,000	1,206,150
Xerox Capital Trust I, 8.0%, 2/1/2027	810,000	834,300

		44,844,166

Information Technology 2.8%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	55,000	56,719
10.5%, 6/15/2011	1,017,000	1,113,615
144A, 10.53%, 4/1/2010	150,000	154,687
Echelon Operating Co., 8.375%, 3/15/2010	934,000	863,950
L-3 Communications Corp.:
5.875%, 1/15/2015	200,000	194,000
144A, 6.375%, 10/15/2015	540,000	538,650
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	2,540,000	2,178,050
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	1,615,000	1,536,269
10.375%, 1/15/2010	2,263,000	2,500,615
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	365,000	374,125
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	1,590,000	1,590,000

		11,100,680

Materials 9.3%
ARCO Chemical Co., 9.8%, 2/1/2020	3,665,000	4,113,962
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	1,615,000	791,350
9.75%, 4/15/2012	535,000	516,275
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	2,390,000	2,437,800
Constar International, Inc., 11.0%, 12/1/2012 (b)	365,000	266,450
Dayton Superior Corp.:
10.75%, 9/15/2008	930,000	897,450
13.0%, 6/15/2009 (b)	1,545,000	1,166,475
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	2,744,000	2,277,520
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	2,290,000	2,186,950
8.875%, 5/15/2031	250,000	250,625
Huntsman LLC, 11.625%, 10/15/2010	1,992,000	2,268,390
IMC Global, Inc., 10.875%, 8/1/2013	2,450,000	2,814,437
International Steel Group, Inc., 6.5%, 4/15/2014	770,000	770,000
Massey Energy Co.:
6.625%, 11/15/2010	590,000	599,588
144A, 6.875%, 12/15/2013	490,000	494,288
MMI Products, Inc., Series B, 11.25%, 4/15/2007	2,075,000	1,950,500
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,432,000	2,663,040
144A, 13.0%, 9/30/2013	1,102,460	1,124,509
NewPage Corp., 10.5%**, 5/1/2012	1,105,000	1,093,950
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,415,000	2,517,637
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	645,000	690,150
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	1,994,974	179,548
Pliant Corp., 11.625%, 6/15/2009 (PIK)*	11	12
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	705,000	518,175
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	300,000	328,875
TriMas Corp., 9.875%, 6/15/2012	2,291,000	1,890,075
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	505,000	437,456
United States Steel Corp., 9.75%, 5/15/2010	1,579,000	1,717,163

		36,962,650

	Principal Amount ($)(a)	Value ($)
Telecommunication Services 5.6%
AirGate PCS, Inc., 7.9%**, 10/15/2011	810,000	836,325
American Cellular Corp., Series B, 10.0%, 8/1/2011	535,000	580,475
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	1,390,000	1,445,600
8.375%, 1/15/2014 (b)	1,410,000	1,387,087
Dobson Communications Corp., 8.875%, 10/1/2013	735,000	733,162
Insight Midwest LP, 9.75%, 10/1/2009	615,000	633,450
LCI International, Inc., 7.25%, 6/15/2007	1,370,000	1,376,850
Level 3 Financing, Inc., 10.75%, 10/15/2011	255,000	226,313
MCI, Inc., 8.735%, 5/1/2014	3,645,000	4,032,281
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	5,225,000	5,514,037
Nextel Partners, Inc., 8.125%, 7/1/2011	965,000	1,031,344
Qwest Corp.:
7.25%, 9/15/2025	985,000	980,075
144A, 7.741%**, 6/15/2013	405,000	436,894
Rural Cellular Corp.:
9.75%, 1/15/2010	180,000	181,800
9.875%, 2/1/2010 (b)	180,000	189,900
144A, 10.041%**, 11/1/2012	180,000	181,350
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	642,000	595,455
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	95,000	101,175
Triton PCS, Inc., 8.5%, 6/1/2013	155,000	144,150
Ubiquitel Operating Co., 9.875%, 3/1/2011	585,000	647,887
US Unwired, Inc., Series B, 10.0%, 6/15/2012	990,000	1,113,750

		22,369,360

Utilities 5.9%
AES Corp., 144A, 8.75%, 5/15/2013	3,050,000	3,320,687
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	3,250,000	3,664,375
CMS Energy Corp.:
8.5%, 4/15/2011 (b)	1,505,000	1,638,569
9.875%, 10/15/2007	1,960,000	2,097,200
DPL, Inc., 6.875%, 9/1/2011	547,000	576,401
Mirant North America LLC, 144A, 7.375%, 12/31/2013	395,000	399,444
Mission Energy Holding Co., 13.5%, 7/15/2008	3,835,000	4,448,600
NorthWestern Corp., 5.875%, 11/1/2014	345,000	345,649
NRG Energy, Inc., 8.0%, 12/15/2013	2,315,000	2,581,225
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	4,000,000	4,400,000

		23,472,150

Total Corporate Bonds (Cost $324,073,173)		315,586,466

Foreign Bonds — US$ Denominated 12.8%
Consumer Discretionary 2.0%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	195,000	199,875
IESY Repository GmbH, 144A, 10.375%, 2/15/2015	335,000	348,400
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,455,000	2,688,225
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	1,470,000	1,547,175
Shaw Communications, Inc., 8.25%, 4/11/2010	1,010,000	1,084,487
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	1,757,000	1,440,740
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	740,000	699,300

		8,008,202

Energy 0.8%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	180,000	227,700
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	1,815,000	2,189,344
Secunda International Ltd., 12.15%**, 9/1/2012	698,000	732,900

		3,149,944

	Principal Amount ($)(a)	Value ($)
Financials 1.3%
Conproca SA de CV, 12.0%, 6/16/2010	1,050,000	1,249,500
Doral Financial Corp., 5.004%**, 7/20/2007	2,335,000	2,269,723
Galaxy Entertainment Finance Co., Ltd., 144A, 9.875%, 12/15/2012	165,000	167,475
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	666,000	459,540
Telecom Personal SA, 10.0%, 10/15/2011	1,000,000	998,750

		5,144,988

Health Care 0.3%
Biovail Corp., 7.875%, 4/1/2010 (b)	1,330,000	1,378,213
Industrials 2.0%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	765,000	837,675
10.25%, 6/15/2007 (b)	2,835,000	2,990,925
12.5%, 6/15/2012	891,000	1,015,740
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	1,450,000	1,711,000
LeGrand SA, 8.5%, 2/15/2025	750,000	901,875
Stena AB, 9.625%, 12/1/2012	565,000	613,731
Supercanal Holding SA, (REG S), 11.5%, 5/15/2005*	100,000	15,000

		8,085,946

Materials 3.6%
Cascades, Inc., 7.25%, 2/15/2013 (b)	2,760,000	2,511,600
ISPAT Inland ULC, 9.75%, 4/1/2014	1,555,000	1,761,037
Novelis, Inc., 144A, 7.5%, 2/15/2015	2,845,000	2,652,962
Rhodia SA, 8.875%, 6/1/2011	2,185,000	2,239,625
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	35,000	37,538
Tembec Industries, Inc.:
8.5%, 2/1/2011	6,490,000	3,601,950
8.625%, 6/30/2009	2,970,000	1,692,900

		14,497,612

Sovereign Bonds 0.4%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	340,000	380,970
Republic of Argentina:
Zero Coupon, 12/15/2035	2,769,758	144,028
8.28%, 12/31/2033 (PIK) (b)	995,063	828,390
Republic of Venezuela, 10.75%, 9/19/2013	25,000	30,750

		1,384,138

Telecommunication Services 2.4%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	1,170,000	1,190,475
Embratel, Series B, 11.0%, 12/15/2008	572,000	647,790
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	965,000	887,800
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	285,000	229,425
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	600,000	609,750
Intelsat Ltd., 5.25%, 11/1/2008	950,000	865,687
Millicom International Cellular SA, 10.0%, 12/1/2013	495,000	511,088
Mobifon Holdings BV, 12.5%, 7/31/2010	2,100,000	2,436,000
Nortel Networks Ltd., 6.125%, 2/15/2006 (b)	2,050,000	2,050,000

		9,428,015

Total Foreign Bonds — US$ Denominated (Cost $53,549,667)		51,077,058

Foreign Bonds — Non US$ Denominated 1.1%
Consumer Discretionary 0.3%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	1,020,000	1,192,483
Consumer Staples 0.1%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	585,000	600,815

	Principal Amount ($)(a)	Value ($)
Industrials 0.2%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	720,000	790,608

Sovereign Bonds 0.5%
Republic of Argentina:
Zero Coupon, 12/15/2035 EUR	4,787,937	274,919
7.82%, 12/31/2033 (PIK) EUR	1,714,060	1,694,445

		1,969,364

Total Foreign Bonds — Non US$ Denominated (Cost $4,645,067)		4,553,270

Asset Backed 0.6%
Golden Tree High Yield Opportunities LP, “D1”, Series 1, 13.054%, 10/31/2007 (Cost $2,500,000)	2,500,000	2,560,000

	Principal Amount ($)(a)	Value ($)
Convertible Bond 0.6%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	1,620,000	1,603,800
144A, Series EURO, 7.5%, 9/25/2006	830,000	821,700

Total Convertible Bond (Cost $2,426,053)		2,425,500

	Shares	Value ($)
Preferred Stocks 0.3%
Paxson Communications Corp., 14.25% (PIK) (b) (Cost $1,318,018)	135	1,178,919

	Principal Amount ($)(a)	Value ($)
Loan Participations 0.7%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25, 12.25%**, 6/4/2010	737,500	737,500
Ineos Group Holdings PLC, LIBOR plus 5.15, 10.0%**, 12/16/2006	2,000,000	2,000,000

Total Loan Participations (Cost $2,737,500)		2,737,500

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp. 144A*	95	0
DeCrane Aircraft Holdings, Inc. 144A*	1,350	0
TravelCenters of America, Inc.*	345	43

Total Warrants (Cost $1,409)		43

	Units	Value ($)
Other Investments 0.5%
Hercules, Inc., (Bond Unit)	1,415,000	1,061,250
IdleAire Technologies Corp. (Bond Unit), 144A	1,355,000	993,500
SpinCycle, Inc., (Common Stock Unit)*	9,913	10,904
SpinCycle, Inc., “F” (Common Stock Unit)*	69	76

Total Other Investments (Cost $2,215,582)		2,065,730

	Shares	Value ($)
Common Stocks 0.1%
Catalina Restaurant Group, Inc.*	3,870	1,935
GEO Specialty Chemicals, Inc.*	24,225	30,281
GEO Specialty Chemicals, Inc., 144A*	2,206	2,758
IMPSAT Fiber Networks, Inc.* (b)	24,432	168,824
Intermet Corp.*	9,137	106,274

Total Common Stocks (Cost $1,973,968)		310,072

	Shares	Value ($)
Convertible Preferred Stocks 0.1%
Consumer Discretionary
Paxson Communications Corp. 144A, 9.75%, (PIK) (Cost $207,250)	30	207,750

Securities Lending Collateral 15.5%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $61,812,770)	61,812,770	61,812,770

Cash Equivalents 2.4%
Cash Management QP Trust, 4.26% (e) (Cost $9,669,112)	9,669,112	9,669,112

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $467,129,569)+	113.8	454,184,190
Other Assets and Liabilities, Net	(13.8)	(54,946,905)

Net Assets	100.0	399,237,285

Notes to DWS High Income VIP Portfolio of Investments

+	The cost for federal income tax purposes was $467,275,847. At December 31, 2005, net unrealized depreciation for all securities based on tax cost was $13,091,657. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,771,232 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,862,889.
*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,075,002	1,195,500
Grupo Iusacell SA de CV, Series B	10.0%	7/15/2004	285,000	USD	182,087	229,425
Oxford Automotive, Inc.	12.0%	10/15/2010	1,994,974	USD	1,495,951	179,548
Pliant Corp.	11.625%	6/15/2009	11	USD	11	12
Supercanal Holding SA (Reg S)	11.5%	5/15/2005	100,000	USD	10,000	15,000

					2,763,051	1,619,485

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.

(a)	Principal amount stated in US dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $60,482,960 which is 15.2% of net assets.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

Currency Abbreviation

EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $395,647,687) — including $60,482,960 of securities loaned	$382,702,308
Investment in Daily Assets Fund Institutional (cost $61,812,770)*	61,812,770
Investment in Cash Management QP Trust (cost $9,669,112)	9,669,112

Total investments in securities, at value (cost $467,129,569)	454,184,190

Cash	939,625
Foreign currency, at value (cost $1,182,564)	1,184,841
Receivable for investments sold	95,391
Interest receivable	8,710,791
Receivable for Portfolio shares sold	1,828
Unrealized appreciation on forward foreign currency exchange contracts	6,698
Due from Advisor	27,576
Other assets	10,305

Total assets	465,161,245

Liabilities
Payable for investments purchased	3,446,710
Payable for Portfolio shares redeemed	215,705
Payable upon return of securities loaned	61,812,770
Unrealized depreciation on forward foreign currency exchange contracts	53,306
Accrued management fee	204,429
Other accrued expenses and payables	191,040

Total liabilities	65,923,960

Net assets, at value	$399,237,285

Net Assets
Net assets consist of:

Undistributed net investment income	29,781,622
Net unrealized appreciation (depreciation) on:

Investments	(12,945,379)
Foreign currency related transactions	(45,143)
Accumulated net realized gain (loss)	(112,190,764)

Paid-in capital	494,636,949

Net assets, at value	$399,237,285

Class A

Net Asset Value, offering and redemption price per share ($343,577,831 ÷ 41,769,600 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.23

Class B

Net Asset Value, offering and redemption price per share ($55,659,454 ÷ 6,770,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.22

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $114)	$311,021
Interest	36,013,635
Interest — Cash Management QP Trust	286,898
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	312,938

Total Income	36,924,492

Expenses:

Management fee	2,468,117
Custodian fees	46,276
Distribution service fees (Class B)	139,382
Record keeping fees (Class B)	80,344
Auditing	58,150
Legal	15,503
Trustees’ fees and expenses	18,805
Reports to shareholders	113,372
Other	194,008

Total expenses before expense reductions	3,133,957

Expense reductions	(11,015)

Total expenses after expense reductions	3,122,942

Net investment income	33,801,550

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	1,001,061
Foreign currency related transactions	280,032

1,281,093

Net unrealized appreciation (depreciation) during the period on: Investments	(20,276,002)
Foreign currency related transactions	822,389

(19,453,613)

Net gain (loss) on investment transactions	(18,172,520)

Net increase (decrease) in net assets resulting from operations	$15,629,030

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income	$33,801,550	$34,238,642
Net realized gain (loss) on investment transactions	1,281,093	9,470,236
Net unrealized appreciation (depreciation) on investment transactions during the period	(19,453,613)	5,291,376

Net increase (decrease) in net assets resulting from operations	15,629,030	49,000,254

Distributions to shareholders from:

Net investment income:

Class A	(33,565,659)	(29,352,659)
Class B	(5,270,980)	(3,056,845)
Portfolio share transactions:

Class A

Proceeds from shares sold	75,871,095	56,878,387
Reinvestment of distributions	33,565,659	29,352,659
Cost of shares redeemed	(139,459,552)	(119,443,412)

Net increase (decrease) in net assets from Class A share transactions	(30,022,798)	(33,212,366)

Class B

Proceeds from shares sold	14,544,739	37,277,037
Reinvestment of distributions	5,270,980	3,056,845
Cost of shares redeemed	(17,547,469)	(23,434,006)

Net increase (decrease) in net assets from Class B share transactions	2,268,250	16,899,876

Increase (decrease) in net assets	(50,962,157)	278,260
Net assets at beginning of period	450,199,442	449,921,182

Net assets at end of period (including undistributed net investment income of $29,781,622 and $34,372,843, respectively)	$399,237,285	$450,199,442

Other Information
Class A

Shares outstanding at beginning of period	44,826,321	48,977,744
Shares sold	9,379,235	6,841,589
Shares issued to shareholders in reinvestment of distributions	4,275,880	3,696,808
Shares redeemed	(16,711,836)	(14,689,820)
Net increase (decrease) in Class A shares	(3,056,721)	(4,151,423)

Shares outstanding at end of period	41,769,600	44,826,321

Class B

Shares outstanding at beginning of period	6,474,194	4,421,727
Shares sold	1,758,405	4,504,371
Shares issued to shareholders in reinvestment of distributions	669,756	384,026
Shares redeemed	(2,132,166)	(2,835,930)
Net increase (decrease) in Class B shares	295,995	2,052,467

Shares outstanding at end of period	6,770,189	6,474,194

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$8.78	$8.43	$7.40	$8.13	$9.16

Income (loss) from investment operations:

Net investment income[b]	.68	.67	.67	.75	.84
Net realized and unrealized gain (loss) on investment transactions	(.38)	.31	1.03	(.74)	(.59)

Total from investment operations	.30	.98	1.70	.01	.25

Less distributions from:

Net investment income	(.85)	(.63)	(.67)	(.74)	(1.28)

Net asset value, end of period	$8.23	$8.78	$8.43	$7.40	$8.13

Total Return (%)	3.89	12.42	24.62	(.30)	2.63

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	393	413	329	335
Ratio of expenses (%)	.70	.66	.67	.66	.70
Ratio of net investment income (%)	8.27	8.11	8.62	10.07	9.89
Portfolio turnover rate (%)	100	162	165	138	77

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.77	$8.41	$7.39	$7.21

Income (loss) from investment operations:

Net investment income[b]	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.39)	.32	1.03	(.13)

Total from investment operations	.26	.96	1.67	.18

Less distributions from:

Net investment income	(.81)	(.60)	(.65)	—

Net asset value, end of period	$8.22	$8.77	$8.41	$7.39

Total Return (%)	3.41	12.08	24.14	2.50	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	56	57	37	1
Ratio of expenses (%)	1.10	1.06	1.06	.92	*
Ratio of net investment income (%)	7.87	7.71	8.23	8.78	*
Portfolio turnover rate (%)	100	162	165	138

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Income Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Income Allocation VIP from 8/16/2004 to 12/31/2005

☐ DWS Income Allocation VIP — Class B ☐ Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[GRAPHIC APPEARS HERE]

Comparative Results

DWS Income Allocation VIP	1-Year	Life of Portfolio*
Class B
Growth of $10,000	$10,353	$10,860
Average annual total return	3.53%	6.20%
Lehman Brothers Aggregate Bond Index
Growth of $10,000	$10,243	$10,369
Average annual total return	2.43%	2.75%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio’s Expenses

DWS Income Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio’s shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio’s estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.80
Expenses Paid per $1,000*	$3.82

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,021.42
Expenses Paid per $1,000*	$3.82

Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.80
Expenses Paid per $1,000**	$6.72

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.55
Expenses Paid per $1,000**	$6.72

*	Expenses are equal to the Portfolio’s annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
**	Expenses are equal to the Portfolio’s annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	0.75%
Estimated Indirect Expenses of Underlying DWS Portfolios	0.57%

Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.32%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Income Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Income Allocation VIP had a return of 3.53% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in underlying portfolios from a broad array of investment styles, performance is analyzed by comparing the Portfolio’s return with the returns of indices that represent the major asset classes. As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond indices but below that of the equity indices. The Portfolio slightly underperformed the average return of its Lipper Flexible Portfolio Funds category peers — most of which have a higher percentage of equities than DWS Income Allocation VIP portfolio.

The Portfolio’s allocation between stocks and bonds remained close to its target of 25% equity and 75% fixed income during 2005, but with equities overweighted throughout the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities, as foreign markets were stronger than the US market. Decisions regarding cash position had an important effect on performance of this income-oriented Portfolio for the year. In June 2005, the target cash position was increased to 15%, with a corresponding reduction in the target position in bonds. (Cash and bonds together make up the 75% target for fixed-income securities in this Portfolio.) During the first half of the year, the cash position was maintained below the target. Beginning in July, the cash position was moved above the new higher target. Both of these decisions were positive for performance, as rising short-term interest rates pushed the return on cash-equivalent securities up.

Within the predominant fixed-income portion of the Portfolio, performance of the high-yield portion was excellent, but underperformance of the much larger investment-grade bond portion resulted in net underperformance in fixed-income. In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying funds, the small-cap and growth holdings achieved the best results relative to the equity benchmarks, the Russell 1000 and Russell 2000 Indexes.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index returns assume reinvestment of all dividends and do not reflect fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Income Allocation VIP

Asset Allocation	12/31/05	12/31/04
Fixed Income Funds	56%	72%
Equity Funds	25%	25%
Cash Equivalents	19%	3%

	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Income Allocation VIP

	Shares	Value ($)
Equity Funds 24.6%
DWS Blue Chip VIP “A”	23,280	346,408
DWS Capital Growth VIP “A”	5,401	91,274
DWS Davis Venture Value VIP “A”	14,483	180,893
DWS Dreman High Return Equity VIP “A”	15,459	207,309
DWS Dreman Small Cap Value VIP ”A”	11,262	225,011
DWS Global Opportunities VIP “A”	186	2,794
DWS Growth and Income VIP “A”	58,515	568,764
DWS International Select Equity VIP “A”	1,475	19,546
DWS International VIP “A”	15,698	170,319
DWS Janus Growth Opportunities VIP “A”	31,878	266,503
DWS Large Cap Value VIP “A”	27,062	427,853
DWS MFS Strategic Value VIP “A”	11,367	121,740
DWS Mid Cap Growth VIP “A”	5,258	59,517
DWS RREEF Real Estate Securities VIP “A”	5,212	86,423
DWS Small Cap Growth VIP “A”	10,772	145,200
DWS Templeton Foreign Value VIP ”A”	10,405	118,935

Total Equity Funds (Cost $2,852,508)		3,038,489

Fixed Income Funds 55.9%
DWS Core Fixed Income VIP “A”	533,039	6,295,190
DWS Government & Agency Securities VIP “A”	481	5,897
DWS High Income VIP “A”	55,776	459,036
DWS Strategic Income VIP “A”	9,984	114,816

Total Fixed Income Funds (Cost $6,906,348)		6,874,939

Cash Equivalents 19.6%
Cash Management QP Trust, 4.26% (a) (Cost $2,404,189)	2,404,189	2,404,189

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $12,163,045)+	100.1	12,317,617
Other Assets and Liabilities, Net	(0.1)	(24,198)

Net Assets	100.0	12,293,419

Notes to DWS Income Allocation VIP Portfolio of Investments

+	The cost for federal income tax purposes was $12,194,529. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $123,088. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $190,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,151.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in Underlying Affiliated Portfolios, at value (cost $9,758,856)	$9,913,428
Investment in Cash Management QP Trust (cost $2,404,189)	2,404,189

Total investments in securities, at value (cost $12,163,045)	12,317,617

Interest receivable	7,716
Other assets	280

Total assets	12,325,613

Liabilities
Payable for Portfolio shares redeemed	2,236
Other accrued expenses and payables	29,958

Total liabilities	32,194

Net assets, at value	$12,293,419

Net Assets
Net assets consist of:

Undistributed net investment income	236,972
Net unrealized appreciation (depreciation) on investments	154,572
Accumulated net realized gain (loss)	18,754

Paid-in capital	11,883,121

Net assets, at value	$12,293,419

Class B

Net Asset Value, offering and redemption price per share ($12,293,419 ÷ 1,133,437 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.85

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Income distributions from Underlying Affiliated Portfolios	$201,733
Interest — Cash Management QP Trust	41,317

Total Income	243,050

Expenses:

Management fee	13,116
Custodian and accounting fees	51,850
Distribution service fees (Class B)	21,861
Record keeping fees (Class B)	11,265
Auditing	17,679
Legal	13,832
Trustees’ fees and expenses	61
Reports to shareholders	2,965
Offering costs	587
Other	702

Total expenses before expense reductions	133,918

Expense reductions	(68,244)

Total expenses after expense reductions	65,674

Net investment income (loss)	177,376

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gains (loss) from investments	20,522
Capital gain distributions from Underlying Affiliated Portfolios	59,010

79,532

Net unrealized appreciation (depreciation) during the period on investments	127,168

Net gain (loss) on investment transactions	206,700

Net increase (decrease) in net assets resulting from operations	$384,076

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:

Net investment income (loss)	$177,376	$(1,559)
Net realized gain (loss) on investment transactions	79,532	4,596
Net unrealized appreciation (depreciation) during the period on investment transactions	127,168	27,404
Net increase (decrease) in net assets resulting from operations	384,076	30,441
Distributions to shareholders from:

Net realized gain:

Class B	(6,405)	—
Portfolio share transactions:

Class B

Proceeds from shares sold	12,600,777	1,899,687
Reinvestment of distributions	6,405	—
Cost of shares redeemed	(2,552,118)	(69,444)
Net increase (decrease) in net assets from Class B share transactions	10,055,064	1,830,243
Increase (decrease) in net assets	10,432,735	1,860,684
Net assets at beginning of period	1,860,684	—

Net assets at end of period (including undistributed net investment income of $236,972 and $0, respectively)	$12,293,419	$1,860,684

Other Information
Class B

Shares outstanding at beginning of period	177,411	—
Shares sold	1,194,054	184,103
Shares issued to shareholders in reinvestment of distributions	615	—
Shares redeemed	(238,643)	(6,692)
Net increase (decrease) in Class B shares	956,026	177,411

Shares outstanding at end of period	1,133,437	177,411

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.49	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.21	(.02)
Net realized and unrealized gain (loss) on investment transactions	.16	.51

Total from investment operations	.37	.49

Less distributions from:

Net realized gains on investment transactions	(.01)	—

Net asset value, end of period	$10.85	$10.49

Total Return (%)[c,d]	3.53	4.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	2
Ratio of expenses before expense reductions (%)[e]	1.53	21.20	*
Ratio of expenses after expense reductions (%)[e]	.75	.75	*
Ratio of net investment income (%)	2.03	(.63	)*
Portfolio turnover rate (%)	46	37	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have lower if the Advisor had not maintained some Underlying Portfolios’ expenses.
[e]	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS International Select Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment in DWS International Select Equity VIP

☐ DWS International Select Equity VIP — Class A ☐ MSCI EAFE + EM Index	The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS International Select Equity VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$11,451	$17,579	$11,494	$18,682
Average annual total return	14.51%	20.69%	2.82%	6.45%
MSCI EAFE + EM Index
Growth of $10,000	$11,641	$19,863	$13,635	$18,560
Average annual total return	16.41%	25.70%	6.40%	6.38%

DWS International Select Equity VIP		1-Year	3-Year	Life of Class*
Class B
Growth of $10,000		$11,400	$17,385	$15,372
Average annual total return		14.00%	20.24%	13.07%
MSCI EAFE + EM Index
Growth of $10,000		$11,641	$19,863	$17,097
Average annual total return		16.41%	25.70%	16.56%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,156.20	$1,153.70
Expenses Paid per $1,000*	$4.73	$6.89

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.82	$1,018.80
Expenses Paid per $1,000*	$4.43	$6.46

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.87%	1.27%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS International Select Equity VIP

International equities delivered strong performance in 2005 relative to most other asset classes. The MSCI EAFE Index returned 13.54% in US dollar terms and was even stronger in local currency terms with a gain of 29.00%. All developed regions reported positive returns, with Japan producing the largest gain of the countries in the MSCI EAFE Index. The Class A shares of the portfolio returned 14.51% (unadjusted for sales charges), compared to its benchmark, the MSCI EAFE + EMF Index, which returned 16.41%.

The portfolio’s return was bolstered by outperformance in seven of 10 market sectors. The most notable contributors came from our stock selection in the information technology (IT) and energy sectors. In IT, the worst-performing sector in the benchmark, the portfolio’s holdings delivered an aggregate return more than double that of the stocks in the benchmark. Here, Samsung Electronics Co., Ltd. and Indra Sistemas (not held in the portfolio as of December 31, 2005) produced robust results on the strength of better-than-expected earnings. Within energy, key holdings including Petroleo Brasileiro SA, Total SA and ENI SpA benefited from the rising price of oil. Additionally, the portfolio’s holdings in Japanese financials such as Mizuho Financial Group Inc., Mitsui Fudosan Co., Ltd. and Credit Saison Co., Ltd. were lifted by Japan’s economic recovery. On the negative side, our stock picks in the consumer discretionary sector underperformed. The largest detractor was Nokian Renkaat Oyj, a Finnish manufacturer of winter tires.

Looking ahead, management believes investors will increasingly reward those companies that can command higher prices for their products and services based on their brand, technological capability, market position or cost advantage, as well as those which have the ability to grow amid a potentially slower global macroeconomic environment.

Matthias Knerr, CFA

Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI EAFE + EM Index (Morgan Stanley Capital International Europe, Australasia, Far East + Emerging Markets Index) is an unmanaged index generally accepted as a benchmark for major overseas markets plus emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	99%
Preferred Stocks	1%	—
Cash Equivalents	—	1%

	100%	100%

Geographical Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04
Continental Europe	48%	51%
Japan	23%	19%
United Kingdom	17%	18%
Asia (excluding Japan)	6%	12%
Australia	3%	—
Latin America	3%	—

	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04
Financials	30%	27%
Consumer Discretionary	17%	14%
Energy	11%	10%
Industrials	10%	13%
Health Care	9%	8%
Materials	8%	5%
Information Technology	6%	8%
Consumer Staples	6%	4%
Utilities	2%	3%
Telecommunications Services	1%	8%

	100%	100%

Asset allocation, geographical diversification and sector diversifications are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS International Select Equity VIP

	Shares	Value ($)
Common Stocks 98.5%
Australia 2.6%
Australia and New Zealand Banking Group Ltd.	194,000	3,406,203
Macquarie Bank Ltd.	67,700	3,382,345

(Cost $6,007,577)		6,788,548

Brazil 1.5%
Petroleo Brasileiro SA (ADR) (Cost $2,430,879)	53,800	3,834,326

Denmark 1.0%
A P Moller — Maersk AS (Cost $2,416,836)	254	2,627,864

Finland 5.0%
Fortum Oyj	211,000	3,956,878
Neste Oil Oyj*	81,250	2,297,062
Nokia Oyj	139,500	2,551,630
Nokian Renkaat Oyj	322,400	4,064,991

(Cost $12,414,009)		12,870,561

France 11.8%
BNP Paribas SA	85,762	6,939,823
Pernod Ricard SA	30,169	5,264,697
Schneider Electric SA	63,131	5,631,718
Total SA	33,088	8,312,485
Vivendi Universal SA	136,867	4,287,495

(Cost $25,341,891)		30,436,218

Germany 13.0%
Adidas-Salomon AG	27,867	5,278,678
Allianz AG (Registered)	38,662	5,856,062
Bayer AG	135,912	5,678,380
Commerzbank AG	168,803	5,199,989
E.ON AG	52,732	5,455,706
Hypo Real Estate Holding AG	115,744	6,026,549

(Cost $24,907,175)		33,495,364

Hong Kong 1.2%
Esprit Holdings Ltd. (Cost $3,151,995)	454,046	3,226,601

India 1.1%
ICICI Bank Ltd. (ADR) (Cost $2,470,907)	97,800	2,816,640

Ireland 3.0%
Anglo Irish Bank Corp. PLC	255,700	3,880,911
CRH PLC	135,558	3,988,105

(Cost $5,294,132)		7,869,016

Italy 6.2%
Banca Intesa SpA	1,164,800	6,171,055
Eni SpA	262,760	7,288,640
Safilo SpA*	448,700	2,571,085

(Cost $12,084,226)		16,030,780

Japan 22.6%
AEON Co., Ltd.	245,000	6,232,247
Canon, Inc.	107,800	6,307,033
Credit Saison Co., Ltd.	78,800	3,935,490
Daito Trust Construction Co., Ltd.	99,000	5,120,617
Mitsubishi Corp.	368,000	8,144,147
Mitsubishi UFJ Financial Group, Inc.	396	5,372,451
Mitsui Fudosan Co., Ltd.	341,000	6,924,959
Mizuho Financial Group, Inc.	546	4,333,370
Sega Sammy Holdings, Inc.	156,000	5,224,912
Toyota Motor Corp.	128,300	6,657,871

(Cost $40,446,633)		58,253,097

Korea 3.5%
POSCO (ADR) (a)	48,700	2,411,137
Samsung Electronics Co., Ltd. (GDR), 144A	19,990	6,586,705

(Cost $6,034,078)		8,997,842

Mexico 1.8%
Fomento Economico Mexicano SA de CV (ADR) (Cost $4,289,151)	63,300	4,589,883

Russia 1.9%
Novolipetsk Steel (GDR) 144A*	167,100	2,389,530
OAO Gazprom (ADR) (REG S)	36,000	2,581,200

(Cost $4,920,911)		4,970,730

Switzerland 5.3%
Credit Suisse Group (Registered)	122,977	6,270,278
Roche Holding AG (Genusschein)	48,919	7,345,017

(Cost $8,498,569)		13,615,295

United Kingdom 17.0%
AstraZeneca PLC	54,967	2,675,408
GlaxoSmithKline PLC	342,654	8,660,293
Imperial Tobacco Group PLC	149,930	4,480,674
Informa PLC	355,789	2,655,137
Punch Taverns PLC	325,498	4,754,567
Rio Tinto PLC	105,722	4,829,308
Royal Bank of Scotland Group PLC	249,448	7,532,031
Smiths Group PLC	267,992	4,822,902
Vodafone Group PLC	1,618,432	3,494,565

(Cost $38,115,931)		43,904,885

Total Common Stocks (Cost $198,824,900)		254,327,650

Preferred Stocks 1.1%
Germany
Fresenius Medical Care AG (Cost $2,578,202)	31,400	2,931,206

Securities Lending Collateral 0.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,828,178)	1,828,178	1,828,178

Cash Equivalents 0.3%
Cash Management QP Trust 4.26% (d) (Cost $618,079)	618,079	618,079

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $203,849,359)+	100.6	259,705,113
Other Assets and Liabilities, Net	(0.6)	(1,478,080)

Net Assets	100.0	258,227,033

Notes to DWS International Select Equity VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $208,792,097. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $50,913,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,367,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,454,134.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $1,775,330 which is 0.7% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:
Investments in securities, at value (cost $201,403,102) — including $1,775,330 of securities loaned	$257,258,856
Investment in Daily Assets Fund Institutional (cost $1,828,178)*	1,828,178
Investment in Cash Management QP Trust (cost $618,079)	618,079

Total investments in securities, at value (cost $203,849,359)	259,705,113

Cash	481
Foreign currency, at value (cost $36,862)	36,874
Receivable for investments sold	421,699
Dividends receivable	460,532
Interest receivable	9,236
Receivable for Portfolio shares sold	15,060
Foreign taxes recoverable	124,836
Other assets	8,157

Total assets	260,781,988

Liabilities
Payable for investments purchased	36,547
Payable for Portfolio shares redeemed	374,959
Payable upon return of securities loaned	1,828,178
Accrued management fee	178,477
Other accrued expenses and payables	136,794

Total liabilities	2,554,955

Net assets, at value	$258,227,033

Net Assets
Net assets consist of:

Undistributed net investment income	1,038,108
Net unrealized appreciation (depreciation) on:

Investments	55,855,754
Foreign currency related transactions	6,452
Accumulated net realized gain (loss)	(22,678,316)

Paid-in capital	224,005,035

Net assets, at value	$258,227,033

Class A
Net Asset Value, offering and redemption price per share ($195,805,580 ÷ 14,778,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.25

Class B
Net Asset Value, offering and redemption price per share ($62,421,453 ÷ 4,725,198 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.21

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $733,522)	$5,641,648
Interest	42,592
Interest — Cash Management QP Trust	46,128
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	176,291

Total Income	5,906,659

Expenses:

Management fee	1,801,345
Custodian fees	137,190
Distribution service fees (Class B)	133,737
Record keeping fees (Class B)	72,388
Auditing	59,184
Legal	10,300
Trustees’ fees and expenses	8,701
Reports to shareholders	55,856
Other	22,574
Total expenses before expense reductions	2,301,275
Expense reductions	(3,755)
Total expenses after expense reductions	2,297,520

Net investment income (loss)	3,609,139

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	26,993,086
Foreign currency related transactions	(521,069)

26,472,017

Net unrealized appreciation (depreciation) during the period on:

Investments	3,494,086
Foreign currency related transactions	(197,122)

3,296,964

Net gain (loss) on investment transactions	29,768,981

Net increase (decrease) in net assets resulting from operations	$33,378,120

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$3,609,139	$2,816,586
Net realized gain (loss) on investment transactions	26,472,017	10,653,908
Net unrealized appreciation (depreciation) during the period on investment transactions	3,296,964	20,514,926

Net increase (decrease) in net assets resulting from operations	33,378,120	33,985,420

Distributions to shareholders from:
Net investment income:
Class A	(5,238,343)	(1,616,136)
Class B	(1,218,036)	(162,336)
Portfolio share transactions:

Class A

Proceeds from shares sold	24,909,113	40,441,379
Reinvestment of distributions	5,238,343	1,616,136
Cost of shares redeemed	(38,838,821)	(30,593,940)

Net increase (decrease) in net assets from Class A share transactions	(8,691,365)	11,463,575

Class B

Proceeds from shares sold	13,931,982	25,663,873
Reinvestment of distributions	1,218,036	162,336
Cost of shares redeemed	(5,723,561)	(3,432,245)

Net increase (decrease) in net assets from Class B share transactions	9,426,457	22,393,964

Increase (decrease) in net assets	27,656,833	66,064,487
Net assets at beginning of period	230,570,200	164,505,713

Net assets at end of period (including undistributed net investment income of $1,038,108 and $3,173,342, respectively)	$258,227,033	$230,570,200

Other Information
Class A

Shares outstanding at beginning of period	15,442,740	14,404,846
Shares sold	2,084,048	3,811,740
Shares issued to shareholders in reinvestment of distributions	457,897	154,506
Shares redeemed	(3,206,035)	(2,928,352)
Net increase (decrease) in Class A shares	(664,090)	1,037,894

Shares outstanding at end of period	14,778,650	15,442,740

Class B

Shares outstanding at beginning of period	3,923,204	1,760,419
Shares sold	1,162,087	2,466,794
Shares issued to shareholders in reinvestment of distributions	106,471	15,520
Shares redeemed	(466,564)	(319,529)
Net increase (decrease) in Class B shares	801,994	2,162,785

Shares outstanding at end of period	4,725,198	3,923,204

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$11.91	$10.18	$7.96	$9.24	$14.73

Income (loss) from investment operations:

Net investment income (loss)[a]	.20	.17	.10	.12	.05
Net realized and unrealized gain (loss) on investment transactions	1.48	1.67	2.23	(1.36)	(3.46)

Total from investment operations	1.68	1.84	2.33	(1.24)	(3.41)

Less distributions from:

Net investment income	(.34)	(.11)	(.11)	(.04)	(.10)
Net realized gain on investment transactions	—	—	—	—	(1.98)

Total distributions	(.34)	(.11)	(.11)	(.04)	(2.08)

Net asset value, end of period	$13.25	$11.91	$10.18	$7.96	$9.24

Total Return (%)	14.51	18.25	29.83	(13.48)	(24.43)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196	184	147	120	121
Ratio of expenses (%)	.87	.89	.94	.85	.92
Ratio of net investment income (%)	1.59	1.58	1.17	1.46	.44
Portfolio turnover rate (%)	93	88	139	190	145

a	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.88	$10.15	$7.94	$8.98

Income (loss) from investment operations:

Net investment income (loss)[b]	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.47	1.67	2.24	(1.06)

Total from investment operations	1.62	1.80	2.30	(1.04)

Less distributions from:

Net investment income	(.29)	(.07)	(.09)	—

Net asset value, end of period	$13.21	$11.88	$10.15	$7.94

Total Return (%)	14.00	17.84	29.42	(11.58	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	47	18	.4
Ratio of expenses (%)	1.26	1.28	1.33	1.11	*
Ratio of net investment income (%)	1.20	1.19	.78	.54	*
Portfolio turnover rate (%)	93	88	139	190

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Janus Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth & Income VIP from 10/29/1999 to 12/31/2005

☐ DWS Janus Growth & Income VIP — Class A ☐ Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Janus Growth & Income VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,211	$15,548	$10,880	$11,357
Average annual total return	12.11%	15.85%	1.70%	2.08%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$8,332	$7,521
Average annual total return	5.26%	13.23%	-3.58%	-4.52%

DWS Janus Growth & Income VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$11,171	$15,381	$13,854
Average annual total return		11.71%	15.43%	9.76%
Russell 1000 Growth Index
Growth of $10,000		$10,526	$14,518	$13,216
Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations October 29, 1999. Index returns begin October 31, 1999. Total returns would have been lower for the Life of Portfolio period for Class A shares if the Portfolio’s expenses were not maintained.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares, had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,106.10	$1,104.70
Expenses Paid per $1,000*	$4.57	$6.58

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.87	$1,018.95
Expenses Paid per $1,000*	$4.38	$6.31

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.86%	1.24%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Janus Growth & Income VIP

For the 12 months ended December 31, 2005, Class A shares of DWS Janus Growth & Income VIP returned 12.11% (Class A shares, unadjusted for contract charges). That exceeded the 5.26% return of the Portfolio’s primary benchmark, the Russell 1000 Growth Index.

The largest contributors to performance were Advanced Micro Devices, Inc., Suncor Energy, Inc., UnitedHealth Group, Inc., Samsung Electronics Co., Ltd. and EnCana Corp. These five positions alone contributed more than half of the Portfolio’s total positive return over 2005.

The largest detractors from performance were Tyco International, Ltd., Four Seasons Hotels, Ltd., British Sky Broadcasting Group PLC, Ltd, PETsMART, Inc. and Comcast Corp. Special “A.” Tyco International, in particular, stood out. In 2004, it was the single largest positive contributor to performance; in 2005, it was the single largest detractor. Although the stock’s return over the past year was a relatively modest -18.17% decline, our large position in it led to its affect on the Portfolio.

We would like to note that the top five performers gained more than the top five detractors lost by almost three to one. We view this as encouraging evidence that our best investment ideas were appropriately weighted near the top of the Portfolio.

Looking ahead, we believe that the Portfolio’s relative success or failure will depend on three factors: (1) an overweight position in technology, with a shift from semiconductors to enterprise software; (2) an overweight position in energy; and (3) an underweight position in healthcare services.1

Minyoung Sohn

Portfolio Manager, Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[1]	“Overweight” means the Portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	89%	95%
Convertible Preferred Stocks	6%	—
Cash Equivalents	3%	2%
Preferred Stocks	2%	3%

	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks)	12/31/05	12/31/04
Information Technology	28%	24%
Energy	18%	9%
Health Care	15%	15%
Financials	13%	12%
Consumer Discretionary	11%	18%
Industrials	8%	14%
Consumer Staples	7%	8%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 38. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Janus Growth & Income VIP

	Shares	Value ($)
Common Stocks 88.2%
Consumer Discretionary 10.2%
Hotels Restaurants & Leisure 1.8%
Four Seasons Hotels Ltd. (a)	32,680	1,625,830
Harrah’s Entertainment, Inc.	33,685	2,401,404

		4,027,234

Household Durables 1.2%
Harman International Industries, Inc.	14,615	1,430,078
NVR, Inc.* (a)	1,785	1,253,070

		2,683,148

Leisure Equipment & Products 1.0%
Marvel Entertainment, Inc.* (a)	141,887	2,324,109

Media 4.1%
British Sky Broadcasting Group PLC	444,341	3,795,689
CCE Spinco, Inc.*	13,646	178,766
Clear Channel Communications, Inc.	109,170	3,433,396
Comcast Corp. Special “A”*	75,625	1,942,806

		9,350,657

Specialty Retail 2.1%
Best Buy Co., Inc.	30,030	1,305,704
PETsMART, Inc.	89,260	2,290,412
Tiffany & Co.	33,520	1,283,481

		4,879,597

Consumer Staples 7.0%
Beverages 2.2%
PepsiCo, Inc.	84,067	4,966,678

Food Products 1.3%
Dean Foods Co.*	80,550	3,033,513

Household Products 2.3%
Procter & Gamble Co.	90,710	5,250,295

Tobacco 1.2%
Altria Group, Inc.	35,300	2,637,616

Energy 16.3%
Energy Equipment & Services 1.1%
Halliburton Co.	38,330	2,374,927

Oil, Gas & Consumable Fuels 15.2%
Amerada Hess Corp.	23,055	2,923,835
Apache Corp.	20,495	1,404,317
EnCana Corp.	120,273	5,431,529
EOG Resources, Inc.	22,200	1,628,814
ExxonMobil Corp.	157,250	8,832,733
Kinder Morgan, Inc.	27,420	2,521,269
Petro-Canada	82,744	3,320,579
Suncor Energy, Inc.	135,203	8,527,751

		34,590,827

Financials 6.7%
Banks 1.3%
US Bancorp.	103,887	3,105,182

	Shares	Value ($)
Diversified Financial Services 5.4%
Citigroup, Inc.	159,708	7,750,629
JPMorgan Chase & Co.	112,325	4,458,180

		12,208,809

Health Care 14.2%
Biotechnology 0.9%
Neurocrine Biosciences, Inc.* (a)	32,180	2,018,651

Health Care Equipment & Supplies 0.3%
Align Technology, Inc.* (a)	120,340	778,600

Health Care Providers & Services 7.5%
Aetna, Inc.	57,570	5,429,427
Caremark Rx, Inc.*	58,080	3,007,963
UnitedHealth Group, Inc.	138,580	8,611,361

		17,048,751

Pharmaceuticals 5.5%
Eli Lilly & Co.	34,890	1,974,425
MGI Pharma, Inc.* (a)	50,210	861,604
Roche Holding AG (Genusschein)	40,806	6,126,878
Sanofi-Aventis (a)	40,103	3,513,367

		12,476,274

	Shares	Value ($)
Industrials 8.0%
Aerospace & Defense 0.9%
Honeywell International, Inc.	55,540	2,068,865

Electrical Equipment 1.4%
Rockwell Automation, Inc.	52,660	3,115,366

Industrial Conglomerates 4.5%
General Electric Co.	135,415	4,746,296
Smiths Group PLC	127,661	2,297,444
Tyco International Ltd.	114,440	3,302,738

		10,346,478

Road & Rail 1.2%
Canadian National Railway Co.	33,677	2,693,823

Information Technology 25.8%
Communications Equipment 2.2%
Cisco Systems, Inc.*	163,430	2,797,921
Nokia Oyj (ADR)	119,320	2,183,556

		4,981,477

Computers & Peripherals 2.0%
EMC Corp.*	70,710	963,070
Hewlett-Packard Co.	122,180	3,498,014

		4,461,084

Electronic Equipment & Instruments 3.6%
Samsung Electronics Co., Ltd. (GDR), 144A	25,065	8,258,917

Internet Software & Services 2.3%
Yahoo!, Inc.*	132,345	5,185,277

Semiconductors & Semiconductor Equipment 9.7%
Advanced Micro Devices, Inc.*	421,735	12,905,091
Linear Technology Corp.	60,040	2,165,643
Maxim Integrated Products, Inc.	60,475	2,191,614
NVIDIA Corp.*	30,167	1,102,906
Spansion, Inc. “A”*	71,810	999,595
Texas Instruments, Inc.	82,430	2,643,530

		22,008,379

Software 6.0%
Electronic Arts, Inc.*	70,480	3,686,809
Microsoft Corp.	219,170	5,731,295
Oracle Corp.*	350,490	4,279,484

		13,697,588

Total Common Stocks (Cost $145,635,266)		200,572,122

Preferred Stocks 2.2%
Financials 1.3%
Diversified Financial Services
Merrill Lynch & Co., Inc. Series ECA, 144A, 20.0%	20,845	1,006,501
Merrill Lynch & Co., Inc. Series VLO, 144A, 19.04%	16,795	1,812,516

		2,819,017

Information Technology 0.9%
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	4,350	2,098,502

Total Preferred Stocks (Cost $4,282,907)		4,917,519

Convertible Preferred Stocks 5.9%
Energy 1.0%
Amerada Hess Corp., 7.00%	20,700	2,237,256

Financials 4.9%
Lehman Brothers Holdings, Inc., 18.55%	11,905	1,754,202
Lehman Brothers Holdings, Inc., 24.25%	94,161	1,729,737
Morgan Stanley, 7.25%	17,785	941,182
Morgan Stanley, 14.0%, 144A	124,620	854,893
The Goldman Sachs Group, Inc., 8.50%	13,885	1,763,367
The Goldman Sachs Group, Inc., Series B, 9.65%	6,865	731,775
The Goldman Sachs Group, Inc., 9.0%	13,770	1,518,432
The Goldman Sachs Group, Inc., Series B, 10.6%	20,465	969,243
XL Capital Ltd., 6.50%	43,500	971,790

		11,234,621

Total Convertible Preferred Stocks (Cost $12,049,504)		13,471,877

Securities Lending Collateral 4.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $10,615,908)	10,615,908	10,615,908

Cash Equivalents 3.3%
Cash Management QP Trust, 4.26% (d) (Cost $7,451,616)	7,451,616	7,451,616

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $180,035,201)+	104.3	237,029,042
Other Assets and Liabilities, Net	(4.3)	(9,726,314)

Net Assets	100.0	227,302,728

Notes to DWS Janus Growth & Income VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $181,443,132. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $55,585,910. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,613,860 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,027,950.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,118,419 which is 4.4% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $161,967,677) — including $10,118,419 of securities loaned	$218,961,518
Investments in Daily Asset Fund Institutional, (cost $10,615,908)*	10,615,908
Investment in Cash Management QP Trust (cost $7,451,616)	7,451,616

Total investments in securities, at value (cost $180,035,201)	237,029,042

Cash	25,207
Receivable for investments sold	102,026
Dividends receivable	246,101
Interest receivable	18,747
Receivable for Portfolio shares sold	629,501
Foreign taxes recoverable	12,421
Net receivable on closed forward currency exchange contracts	9,144
Unrealized appreciation on forward foreign currency exchange contracts	127,880
Other assets	7,008

Total assets	238,207,077

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	614
Payable for Portfolio shares redeemed	57,148
Payable upon return of securities loaned	10,615,908
Accrued management fee	138,909
Other accrued expenses and payables	91,770

Total liabilities	10,904,349

Net assets, at value	$227,302,728

Net Assets
Net assets consist of:

Undistributed net investment income	1,090,973
Net unrealized appreciation (depreciation) on:

Investments	56,993,841
Foreign currency related transactions	135,024
Accumulated net realized gain (loss)	(41,970,993)

Paid-in capital	211,053,883

Net assets, at value	$227,302,728

Class A

Net Asset Value, offering and redemption price per share ($194,987,493 ÷ 17,645,394 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.05

Class B

Net Asset Value, offering and redemption price per share ($32,315,235 ÷ 2,946,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.97

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $66,895)	$2,743,446
Interest	1,566
Interest — Cash Management QP Trust	98,895
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,199

Total Income	2,872,106

Expenses:

Management fee	1,712,762
Custodian and accounting fees	87,825
Distribution service fees (Class B)	70,642
Record keeping fees (Class B)	42,280
Auditing	45,361
Legal	24,368
Trustees’ fees and expenses	8,295
Reports to shareholders	42,166
Other	19,633
Total expenses before expense reductions	2,053,332
Expense reductions	(10,046)

Total expenses after expense reductions	2,043,286

Net investment income (loss)	828,820

Realized and Unrealized Gain (Loss) on Investment Transactions

Net realized gain (loss) from:

Investments	9,081,162
Foreign currency related transactions	63,521

9,144,683

Net unrealized appreciation (depreciation) during the period on:

Investments	13,670,872
Foreign currency related transactions	430,678

14,101,550

Net gain (loss) on investment transactions	23,246,233

Net increase (decrease) in net assets resulting from operations	$24,075,053

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$828,820	$601,236
Net realized gain (loss) on investment transactions	9,144,683	8,796,510
Net unrealized appreciation (depreciation) during the period on investment transactions	14,101,550	12,728,179

Net increase (decrease) in net assets resulting from operations	24,075,053	22,125,925

Distributions to shareholders from:

Net investment income:

Class A	(419,512)	—
Portfolio share transactions:

Class A

Proceeds from shares sold	11,053,339	6,502,623
Reinvestment of distributions	419,512	—
Cost of shares redeemed	(23,499,483)	(28,062,645)

Net increase (decrease) in net assets from Class A share transactions	(12,026,632)	(21,560,022)

Class B

Proceeds from shares sold	5,186,158	11,312,331
Cost of shares redeemed	(3,183,678)	(1,739,333)

Net increase (decrease) in net assets from Class B share transactions	2,002,480	9,572,998

Increase (decrease) in net assets	13,631,389	10,138,901
Net assets at beginning of period	213,671,339	203,532,438

Net assets at end of period (including undistributed net investment income of $1,090,973 and $618,144, respectively)	$227,302,728	$213,671,339

Other Information
Class A

Shares outstanding at beginning of period	18,888,001	21,296,089
Shares sold	1,050,942	722,385
Shares issued to shareholders in reinvestment of distributions	43,249	—
Shares redeemed	(2,336,798)	(3,130,473)
Net increase (decrease) in Class A shares	(1,242,607)	(2,408,088)

Shares outstanding at end of period	17,645,394	18,888,001

Class B

Shares outstanding at beginning of period	2,758,937	1,676,008
Shares sold	500,557	1,276,437
Shares redeemed	(313,325)	(193,508)
Net increase (decrease) in Class B shares	187,232	1,082,929

Shares outstanding at end of period	2,946,169	2,758,937

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002***	2001[a]
				(Restated)
Selected Per Share Data
Net asset value, beginning of period	$9.88	$8.86	$7.18	$9.05	$10.40

Income (loss) from investment operations:

Net investment income (loss)[b]	.05	.03	.03	.04	.08
Net realized and unrealized gain (loss) on investment transactions	1.14	.99	1.71	(1.86)	(1.36)

Total from investment operations	1.19	1.02	1.74	(1.82)	(1.28)

Less distributions from:

Net investment income	(.02)	—	(.06)	(.05)	(.07)

Net asset value, end of period	$11.05	$9.88	$8.86	$7.18	$9.05

Total Return (%)	12.11	11.51	24.37	(20.22)	(12.28)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	195	187	189	167	179
Ratio of expenses (%)	.92	1.06	1.07	1.04	1.05
Ratio of net investment income (loss) (%)	.45	.34	.40	.54	.90
Portfolio turnover rate (%)	32	52	46	57	48

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.
***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B

Years Ended December 31,	2005		2004	2003	2002a***
					(Restated)
Selected Per Share Data
Net asset value, beginning of period	$9.82		$8.84	$7.17	$7.96
Income (loss) from investment operations:

Net investment income (loss)[b]	.01		(.01)	.00 [c]	.02
Net realized and unrealized gain (loss) on investment transactions	1.14		.99	1.71	(.81)

Total from investment operations	1.15		.98	1.71	(.79)

Less distributions from:

Net investment income	—		—	(.04)	—

Net asset value, end of period	$10.97		$9.82	$8.84	$7.17

Total Return (%)	11.71	[d]	11.09	23.94	(9.92	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		27	15	.4
Ratio of expenses before expense reductions (%)	1.32		1.44	1.47	1.29	*
Ratio of expenses after expense reductions (%)	1.30		1.44	1.47	1.29	*
Ratio of net investment income (loss) (%)	.07		(.04)	(.01)	.48	*
Portfolio turnover rate (%)	32		52	46	57

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Amount is less than $.005 per share.
[d]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized
***	Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Performance Summary December 31, 2005

DWS Janus Growth Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds, whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds and thus the value of the bond fund can decline and the investor can lose principal value. The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 5-year and Life of Portfolio for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Janus Growth Opportunities VIP from 10/29/1999 to 12/31/2005

☐ DWS Janus Growth Opportunities VIP — Class A ☐ Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Janus Growth Opportunities VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,767	$15,362	$8,133	$8,388
Average annual total return	7.67%	15.39%	-4.05%	-2.81%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$8.332	$7,521
Average annual total return	5.26%	13.23%	-3.58%	-4.52%

DWS Janus Growth Opportunities VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,712	$15,174	$14,089
Average annual total return		7.12%	14.91%	10.29%
Russell 1000 Growth Index
Growth of $10,000		$10,526	$14,518	$13,216
Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on October 29, 1999. Index returns begin on October 31, 1999.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Janus Growth Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,082.90	$1,081.00
Expenses Paid per $1,000*	$4.46	$6.61

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.92	$1,018.85
Expenses Paid per $1,000*	$4.33	$6.41

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth Opportunities VIP	.85%	1.26%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Janus Growth Opportunities VIP

For the 12 months ended December 31, 2005, Class A shares (unadjusted for contract charges) of DWS Janus Growth Opportunities VIP returned 7.67%, compared to 5.26% for the portfolio’s benchmark, the Russell 1000 Growth Index.

The portfolio’s top contributors to performance during the period included healthcare, electronics and semiconductor stocks. UnitedHealth Group, Inc., an HMO operator and insurer, was our top contributor during the period. Other top performers included global communications leader Motorola, Inc. and chipmaker Texas Instruments, Inc.; we trimmed our positions in those stocks and booked profits as valuations climbed and risk/reward profiles diminished. Rio Tinto PLC, a diversified UK-based metals and minerals mining company, also performed well.

The portfolio’s top detractors from performance during the period were holdings within the consumer discretionary sector. Some stocks in the consumer discretionary sector lagged when gasoline prices pushed past $3 a gallon following Hurricane Katrina. For example, fears that future vacation plans would be curtailed combined with increased fuel expenses weighed on cruise line operator Royal Caribbean Cruises, so we decided to sell our position in the stock (albeit at a profit). However, our largest detractor from performance during the period was Lexmark International, a computer printer manufacturer with minimal performance correlation to Hurricane Katrina. Many investors believed Lexmark would be negatively affected by Dell’s potentially slashing prices to better compete with Hewlett Packard; this prompted us to liquidate our Lexmark position.

Going forward, we will continue to focus on companies that we believe can continue to post good growth rates — even in a slower economy — as well as companies offering a limited downside regardless of macroeconomic developments.

Marc Pinto

Portfolio Manager

Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gain distribution, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds, whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds and thus the value of the bond fund can decline and the investor can lose principal value. The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	96%
Cash Equivalents	1%	4%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	27%	25%
Health Care	21%	21%
Consumer Discretionary	19%	20%
Financials	8%	10%
Industrials	8%	13%
Energy	7%	5%
Consumer Staples	6%	4%
Materials	2%	2%
Telecommunication Services	2%	—

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 47. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Janus Growth Opportunities VIP

	Shares	Value ($)
Common Stocks 98.6%
Consumer Discretionary 18.9%
Automobiles 1.8%
Harley-Davidson, Inc.	53,440	2,751,626
Diversified Consumer Services 1.3%
Apollo Group, Inc. “A”*	32,450	1,961,927
Hotels Restaurants & Leisure 2.3%
Starbucks Corp.*	120,550	3,617,705
Internet & Catalog Retail 3.3%
Expedia, Inc.*	96,625	2,315,135
IAC/InterActiveCorp.*	98,550	2,789,950

		5,105,085

Media 0.7%
XM Satellite Radio Holdings, Inc. “A”*	41,675	1,136,894
Specialty Retail 6.9%
Home Depot, Inc.	196,440	7,951,891
Staples, Inc.	123,395	2,802,301

		10,754,192

Textiles, Apparel & Luxury Goods 2.6%
NIKE, Inc. “B”	46,385	4,025,754

Consumer Staples 6.2%
Beverages 3.4%
PepsiCo, Inc.	89,355	5,279,093

Household Products 2.8%
Procter & Gamble Co.	74,960	4,338,685

Energy 6.5%
Energy Equipment & Services 1.3%
Halliburton Co.	32,540	2,016,178

Oil, Gas & Consumable Fuels 5.2%
ExxonMobil Corp.	60,495	3,398,004
Occidental Petroleum Corp.	58,330	4,659,401

		8,057,405

Financials 7.5%
Capital Markets 1.2%
Morgan Stanley	33,710	1,912,705

Consumer Finance 3.9%
American Express Co.	117,540	6,048,609

Diversified Financial Services 2.4%
Fannie Mae	77,385	3,777,162

Health Care 20.7%
Biotechnology 4.2%
Amgen, Inc.*	50,660	3,995,048
Genentech, Inc.*	27,300	2,525,250

		6,520,298

Health Care Equipment & Supplies 6.2%
Biomet, Inc.	53,540	1,957,958
Medtronic, Inc.	133,030	7,658,537

		9,616,495

Health Care Providers & Services 6.2%
Caremark Rx, Inc.*	51,280	2,655,791
UnitedHealth Group, Inc.	111,890	6,952,845

		9,608,636

Pharmaceuticals 4.1%
Eli Lilly & Co.	31,855	1,802,674
Sanofi-Aventis (ADR)	102,470	4,498,433

		6,301,107

Industrials 7.5%
Air Freight & Logistics 1.4%
FedEx Corp.	20,685	2,138,622

Industrial Conglomerates 6.1%
General Electric Co.	268,165	9,399,183

Information Technology 27.2%
Communications Equipment 6.3%
Cisco Systems, Inc.*	133,250	2,281,240
Motorola, Inc.	197,715	4,466,382
QUALCOMM, Inc.	69,175	2,980,059

		9,727,681

Computers & Peripherals 5.1%
Dell, Inc.*	65,705	1,970,493
Research In Motion Ltd.*	89,925	5,935,949

		7,906,442

Electronic Equipment & Instruments 2.8%
Samsung Electronics Co., Ltd. (GDR), 144A	13,094	4,314,473

Internet Software & Services 4.5%
Yahoo!, Inc.*	180,045	7,054,163

Semiconductors & Semiconductor Equipment 4.2%
Advanced Micro Devices, Inc.*	108,475	3,319,335
Texas Instruments, Inc.	101,795	3,264,566

		6,583,901

Software 4.3%
Microsoft Corp.	172,440	4,509,306
SAP AG (ADR)	46,280	2,085,840

		6,595,146

Materials 2.5%
Metals & Mining
Rio Tinto PLC (ADR)	21,085	3,854,127

Telecommunication Services 1.6%
Wireless Telecommunication Services
China Mobile (Hong Kong) Ltd. (ADR) (a)	102,815	2,471,673

Total Common Stocks (Cost $124,879,602)		152,874,967

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $1,494,900)	1,494,900	1,494,900

Cash Equivalents 1.4%
Cash Management QP Trust, 4.26% (d) (Cost $2,163,298)	2,163,298	2,163,298

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $128,537,800)+	101.0	156,533,165
Other Assets and Liabilities, Net	(1.0)	(1,576,371)

Net Assets	100.0	154,956,794

Notes to DWS Janus Growth Opportunities VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $129,100,014. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $27,433,151. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,436,377 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,003,226.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $1,452,016 which is 0.9% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $124,879,602) — including $1,452,016 of securities loaned	$152,874,967
Investment in Daily Assets Fund Institutional (cost $1,494,900)*	1,494,900
Investment in Cash Management QP Trust (cost $2,163,298)	2,163,298

Total investments in securities, at value (cost $128,537,800)	156,533,165

Dividends receivable	163,090
Interest receivable	13,661
Foreign taxes recoverable	51
Other assets	3,969

Total assets	156,713,936

Liabilities
Payable for Portfolio shares redeemed	91,962
Payable upon return of securities loaned	1,494,900
Accrued management fee	96,737
Other accrued expenses and payables	73,543

Total liabilities	1,757,142

Net assets, at value	$154,956,794

Net Assets
Net assets consist of:

Undistributed net investment income	66,503
Net unrealized appreciation (depreciation) on investments	27,995,365
Accumulated net realized gain (loss)	(85,228,798)
Paid-in capital	212,123,724

Net assets, at value	$154,956,794

Class A

Net Asset Value, offering and redemption price per share ($144,116,012 ÷ 17,245,579 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.36

Class B

Net Asset Value, offering and redemption price per share ($10,840,782 ÷ 1,310,790 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$8.27

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $20,719)	$1,320,699
Interest — Cash Management QP Trust	181,005
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	13,009

Total Income	1,514,713

Expenses:
Management fee	1,202,829
Custodian and accounting fees	69,116
Distribution service fees (Class B)	22,312
Record keeping fees (Class B)	13,364
Auditing	45,765
Legal	13,572
Trustees’ fees and expenses	5,973
Reports to shareholders	24,012
Total expenses before expense reductions	1,396,943
Expense reductions	(2,858)
Total expenses after expense reductions	1,394,085

Net investment income (loss)	120,628

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	9,044,548
Net unrealized appreciation (depreciation) during the period on investments	2,157,957

Net gain (loss) on investment transactions	11,202,505

Net increase (decrease) in net assets resulting from operations	$11,323,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$120,628	$390,838
Net realized gain (loss) on investment transactions	9,044,548	2,198,797
Net unrealized appreciation (depreciation) during the period on investment transactions	2,157,957	13,452,735

Net increase (decrease) in net assets resulting from operations	11,323,133	16,042,370

Distributions to shareholders from:

Net investment income:

Class A	(444,341)	—

Portfolio share transactions:
Class A
Proceeds from shares sold	21,843,431	2,971,778
Reinvestment of distributions	444,341	—
Cost of shares redeemed	(20,249,635)	(18,214,445)

Net increase (decrease) in net assets from Class A share transactions	2,038,137	(15,242,667)

Class B

Proceeds from shares sold	5,338,867	2,248,669
Cost of shares redeemed	(3,553,140)	(382,089)

Net increase (decrease) in net assets from Class B share transactions	1,785,727	1,866,580

Increase (decrease) in net assets	14,702,656	2,666,283
Net assets at beginning of period	140,254,138	137,587,855

Net assets at end of period (including undistributed net investment income of $66,503 and $390,216, respectively)	$154,956,794	$140,254,138

Other Information
Class A

Shares outstanding at beginning of period	16,930,734	19,085,611
Shares sold	2,847,686	413,736
Shares issued to shareholders in reinvestment of distributions	59,088	—
Shares redeemed	(2,591,929)	(2,568,613)
Net increase (decrease) in Class A shares	314,845	(2,154,877)

Shares outstanding at end of period	17,245,579	16,930,734

Class B

Shares outstanding at beginning of period	1,081,562	812,791
Shares sold	672,131	322,383
Shares redeemed	(442,903)	(53,612)
Net increase (decrease) in Class B shares	229,228	268,771

Shares outstanding at end of period	1,310,790	1,081,562

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$7.79	$6.92	$5.45	$7.86	$10.31

Income (loss) from investment operations:

Net investment income (loss)[a]	.01	.02	(.01)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.59	.85	1.48	(2.40)	(2.42)

Total from investment operations	.60	.87	1.47	(2.41)	(2.45)

Less distributions from:

Net investment income	(.03)	—	—	—	—

Net asset value, end of period	$8.36	$7.79	$6.92	$5.45	$7.86

Total Return (%)	7.67	12.57	26.97	(30.53)	(23.76)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	144	132	132	118	164
Ratio of expenses before expense reductions (%)	.92	1.06	1.07	1.01	1.11
Ratio of expenses after expense reductions (%)	.92	1.06	1.07	1.01	1.10
Ratio of net investment income (%)	.10	.31	(.17)	(.10)	(.31)
Portfolio turnover rate (%)	46	58	50	48	34

[a]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$7.72	$6.88	$5.44	$5.87

Income (loss) from investment operations:

Net investment income (loss)[b]	(.02)	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	.57	.85	1.48	(.42)

Total from investment operations	.55	.84	1.44	(.43)

Net asset value, end of period	$8.27	$7.72	$6.88	$5.44

Total Return (%)	7.12	12.21	26.47	(7.33	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	8	6	.2
Ratio of expenses (%)	1.31	1.45	1.46	1.29	*
Ratio of net investment income (%)	(.29)	(.08)	(.56)	(.49	)*
Portfolio turnover rate (%)	46	58	50	48

a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Large Cap Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP from 5/1/1996 to 12/31/2005

☐ DWS Large Cap Value VIP — Class A ☐ Russell 1000 Value Index	The Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Large Cap Value VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,197	$14,882	$12,888	$24,523
Average annual total return	1.97%	14.17%	5.21%	9.73%
Russell 1000 Value Index
Growth of $10,000	$10,705	$16,216	$12,933	$26,634
Average annual total return	7.05%	17.49%	5.28%	10.67%

DWS Large Cap Value VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,158	$14,723	$12,947
Average annual total return		1.58%	13.76%	7.66%
Russell 1000 Value Index
Growth of $10,000		$10,705	$16,216	$14,386
Average annual total return		7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1996. Index returns begin April 30, 1996.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,038.80	$1,036.80
Expenses Paid per $1,000*	$4.11	$6.26

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.17	$1,019.06
Expenses Paid per $1,000*	$4.08	$6.21

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.80%	1.22%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Large Cap Value VIP

Even with positive economic fundamentals in 2005, major US indices disappointed with low single digit returns. The return for the Portfolio’s Class A shares unadjusted for contract charges was 1.97% and has been hurt by our philosophical commitment to large-cap, high-quality securities that exemplify our approach. In the fourth quarter, Portfolio results were better and it may be the beginning of the return to our historic pattern of results as our Portfolio fundamentals, valuations and risk/rewards indicate unrealized potential for our holdings.

While the Portfolio benefited from the strong performance of its energy holdings, our focus on large integrated oil firms which, in our view, were more attractive in lieu of oil service companies held back relative results. At the sector level, we gained an advantage over the benchmark by prudently underweighing the poor-performing telecommunications sector. The greatest sector contributor was telecommunications where we had an underweight in this poor performing group. We believe there are better opportunities available than the telecom group, which we feel tends have weak balance sheets and questionable long-term earnings growth.

In 2006, as widely reported in the media and accepted by the industry, US economic fundamentals are expected to exhibit continued growth including strong consumer spending, employment, S&P profits, low interest rates and inflation. Investors may continue to be cautious and influenced by headlines or speculation keeping volatility high.

Finally, the Portfolio continues to have strong fundamentals, superior quality, low P/E ratio, and high dividend yield and earnings growth. Our risk/reward profile continues to suggest better than market opportunities going forward. We are confident in our investment approach and the strength of our process and holdings. We believe that as in the past the historic consistency and strength of the approach will be rewarded as it has been over time. Patience and discipline which enables reversion to the mean to work are the keys to success long-term.

Thomas F. Sassi Steve Scrudato

Lead Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	95%	99%
Cash Equivalents	5%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	25%	31%
Information Technology	20%	15%
Energy	16%	7%
Industrials	9%	11%
Health Care	7%	11%
Consumer Discretionary	7%	9%
Consumer Staples	6%	7%
Utilities	4%	1%
Materials	3%	7%
Telecommunication Services	3%	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 56. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Large Cap Value VIP

	Shares	Value ($)
Common Stocks 95.1%
Consumer Discretionary 6.3%
Multiline Retail 1.9%
Federated Department Stores, Inc.	28,700	1,903,671
Kohl’s Corp.*	79,200	3,849,120

		5,752,791

Specialty Retail 4.4%
Limited Brands, Inc.	150,500	3,363,675
Lowe’s Companies, Inc.	60,800	4,052,928
TJX Companies, Inc.	270,400	6,281,392

		13,697,995

Consumer Staples 5.6%
Food Products 2.6%
General Mills, Inc.	90,500	4,463,460
Unilever NV (NY Shares)	52,500	3,604,125

		8,067,585

Household Products 3.0%
Colgate-Palmolive Co.	91,900	5,040,715
Kimberly-Clark Corp.	70,300	4,193,395

		9,234,110

Energy 14.8%
Energy Equipment & Services 2.1%
Baker Hughes, Inc.	53,700	3,263,886
Halliburton Co.	49,000	3,036,040

		6,299,926

Oil, Gas & Consumable Fuels 12.7%
BP PLC (ADR)	81,044	5,204,646
Chevron Corp.	135,300	7,680,981
ConocoPhillips	63,200	3,676,976
ExxonMobil Corp.	214,700	12,059,699
Marathon Oil Corp.	74,100	4,517,877
PetroChina Co., Ltd. (ADR) (a)	17,300	1,417,908
Royal Dutch Shell PLC “A” (ADR)	75,900	4,667,091

		39,225,178

Financials 23.9%
Banks 11.8%
AmSouth Bancorp.	154,500	4,049,445
Bank of America Corp.	205,426	9,480,410
PNC Financial Services Group, Inc.	55,500	3,431,565
SunTrust Banks, Inc.	32,300	2,350,148
US Bancorp.	99,500	2,974,055
Wachovia Corp.	136,000	7,188,960
Wells Fargo & Co.	112,800	7,087,224

		36,561,807

Capital Markets 3.0%
Bear Stearns Companies, Inc.	27,300	3,153,969
Merrill Lynch & Co., Inc.	42,200	2,858,206
Morgan Stanley	58,700	3,330,638

		9,342,813

Diversified Financial Services 6.2%
Citigroup, Inc.	141,000	6,842,730
Freddie Mac	59,700	3,901,395
JPMorgan Chase & Co.	207,800	8,247,582

		18,991,707

Insurance 2.9%
AFLAC, Inc.	66,500	3,086,930
American International Group, Inc.	85,500	5,833,665

		8,920,595

Health Care 7.1%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	134,500	5,063,925

Pharmaceuticals 5.4%
Abbott Laboratories	172,300	6,793,789
Johnson & Johnson	79,900	4,801,990
Mylan Laboratories, Inc.	81,300	1,622,748
Wyeth	75,400	3,473,678

		16,692,205

Industrials 8.8%
Aerospace & Defense 2.9%
Honeywell International, Inc.	65,800	2,451,050
L-3 Communications Holdings, Inc.	52,900	3,933,115
United Technologies Corp.	44,800	2,504,768

		8,888,933

Air Freight & Logistics 1.2%
FedEx Corp.	36,900	3,815,091

Commercial Services & Supplies 0.5%
Pitney Bowes, Inc.	35,400	1,495,650

Industrial Conglomerates 1.7%
General Electric Co.	153,600	5,383,680

Machinery 2.5%
Dover Corp.	85,100	3,445,699
Ingersoll-Rand Co., Ltd. “A”	105,400	4,254,998

		7,700,697

Information Technology 18.7%
Communications Equipment 4.2%
Cisco Systems, Inc.*	380,900	6,521,008
Nokia Oyj (ADR)	356,400	6,522,120

		13,043,128

Computers & Peripherals 3.6%
Hewlett-Packard Co.	193,197	5,531,230
International Business Machines Corp.	67,600	5,556,720

		11,087,950

IT Consulting & Services 3.0%
Automatic Data Processing, Inc.	115,600	5,304,884
First Data Corp.	92,000	3,956,920

		9,261,804

Semiconductors & Semiconductor Equipment 6.4%
Applied Materials, Inc.	380,100	6,818,994
Intel Corp.	380,700	9,502,272
Texas Instruments, Inc.	104,100	3,338,487

		19,659,753

Software 1.5%
Microsoft Corp.	182,000	4,759,300

Materials 3.1%
Chemicals 2.1%
Air Products & Chemicals, Inc.	38,600	2,284,734
E.I. du Pont de Nemours & Co.	98,600	4,190,500

		6,475,234

Containers & Packaging 1.0%
Sonoco Products Co.	108,500	3,189,900

Telecommunication Services 2.9%
Diversified Telecommunication Services
AT&T, Inc.	174,700	4,278,403
Verizon Communications, Inc.	155,400	4,680,648

		8,959,051

Utilities 3.9%
Electric Utilities
FPL Group, Inc.	77,100	3,204,276
Progress Energy, Inc.	69,800	3,065,616
Southern Co.	162,100	5,597,313

		11,867,205

Total Common Stocks (Cost $253,272,189)		293,438,013

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $837,500)	837,500	837,500

Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (d) (Cost $15,574,214)	15,574,214	15,574,214

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $269,683,903)+	100.5	309,849,727
Other Assets and Liabilities, Net	(0.5)	(1,410,288)

Net Assets	100.0	308,439,439

*	Non-income producing security.

+	The cost for federal income tax purposes was $271,423,513. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $38,426,214. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,528,084 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,101,870.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $819,600 which is 0.3% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $253,272,189) — including $819,600 of securities loaned	$293,438,013
Investment in Daily Assets Fund Institutional (cost $837,500)*	837,500
Investment in Cash Management QP Trust (cost $15,574,214)	15,574,214

Total investments in securities, at value (cost $269,683,903)	309,849,727

Dividends receivable	288,188
Interest receivable	65,415
Receivable for Portfolio shares sold	455,993
Foreign taxes recoverable	5,246
Other assets	9,748

Total assets	310,674,317

Liabilities
Payable for Portfolio shares redeemed	307,695
Payable for investments purchased	799,024
Payable upon return of securities loaned	837,500
Accrued management fee	194,799
Other accrued expenses and payables	95,860

Total liabilities	2,234,878

Net assets, at value	$308,439,439

Net Assets
Net assets consist of:
Undistributed net investment income	4,759,802
Net unrealized appreciation (depreciation) on investments	40,165,824
Accumulated net realized gain (loss)	(15,524,916)

Paid-in capital	279,038,729

Net assets, at value	$308,439,439

Class A
Net Asset Value, offering and redemption price per share ($267,956,008 ÷ 16,949,748 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.81

Class B

Net Asset Value, offering and redemption price per share ($40,483,431 ÷ 2,564,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$15.79

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $96,906)	$7,036,089
Interest — Cash Management QP Trust	437,331
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	31,589

Total Income	7,505,009

Expenses:

Management fee	2,307,055
Custodian fees	15,679
Distribution service fees (Class B)	100,801
Record keeping fees (Class B)	61,577
Auditing	43,852
Legal	13,101
Trustees’ fees and expenses	13,203
Reports to shareholders	61,778
Other	14,777

Total expenses before expense reductions	2,631,823

Expense reductions	(17,741)

Total expenses after expense reductions	2,614,082

Net investment income (loss)	4,890,927

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	11,041,062
Net unrealized appreciation (depreciation) during the period on investments	(10,143,924)

Net gain (loss) on investment transactions	897,138

Net increase (decrease) in net assets resulting from operations	$5,788,065

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$4,890,927	$5,323,805
Net realized gain (loss) on investment transactions	11,041,062	13,617,082
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,143,924)	9,876,005

Net increase (decrease) in net assets resulting from operations	5,788,065	28,816,892

Distributions to shareholders from:

Net investment income:

Class A	(4,761,672)	(4,099,698)
Class B	(575,737)	(305,336)
Portfolio share transactions:

Class A

Proceeds from shares sold	36,091,471	26,091,725
Reinvestment of distributions	4,761,672	4,099,698
Cost of shares redeemed	(47,266,915)	(40,278,155)

Net increase (decrease) in net assets from Class A share transactions	(6,413,772)	(10,086,732)

Class B

Proceeds from shares sold	4,068,880	22,917,145
Reinvestment of distributions	575,737	305,336
Cost of shares redeemed	(4,564,820)	(3,736,209)

Net increase (decrease) in net assets from Class B share transactions	79,797	19,486,272

Increase (decrease) in net assets	(5,883,319)	33,811,398
Net assets at beginning of period	314,322,758	280,511,360

Net assets at end of period (including undistributed net investment income of $4,759,802 and $5,206,284, respectively)	$308,439,439	$314,322,758

Other Information
Class A

Shares outstanding at beginning of period	17,350,180	18,033,776
Shares sold	2,330,962	1,766,310
Shares issued to shareholders in reinvestment of distributions	312,241	282,738
Shares redeemed	(3,043,635)	(2,732,644)
Net increase (decrease) in Class A shares	(400,432)	(683,596)

Shares outstanding at end of period	16,949,748	17,350,180

Class B

Shares outstanding at beginning of period	2,560,016	1,221,656
Shares sold	261,484	1,563,652
Shares issued to shareholders in reinvestment of distributions	37,679	21,029
Shares redeemed	(294,719)	(246,321)
Net increase (decrease) in Class B shares	4,444	1,338,360

Shares outstanding at end of period	2,564,460	2,560,016

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$15.79	$14.57	$11.24	$13.40	$13.40

Income (loss) from investment operations:

Net investment income (loss)[a]	.26	.27	.24	.23	.23
Net realized and unrealized gain (loss) on investment transactions	.04	1.18	3.33	(2.20)	.01

Total from investment operations	.30	1.45	3.57	(1.97)	.24

Less distributions from:

Net investment income	(.28)	(.23)	(.24)	(.19)	(.24)

Net asset value, end of period	$15.81	$15.79	$14.57	$11.24	$13.40

Total Return (%)	1.97[b]	10.07	32.60	(14.98)	1.87

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	274	263	215	257
Ratio of expenses before expense reductions (%)	.80	.80	.80	.79	.79
Ratio of expenses after expense reductions (%)	.80	.80	.80	.79	.79
Ratio of net investment income (loss) (%)	1.64	1.84	1.94	1.84	1.75
Portfolio turnover rate (%)	64	40	58	84	72

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2005		2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$15.77		$14.55	$11.23	$12.77

Income (loss) from investment operations:

Net investment income (loss)[b]	.19		.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	.05		1.17	3.35	(1.69)

Total from investment operations	.24		1.39	3.53	(1.54)

Less distributions from:

Net investment income	(.22)		(.17)	(.21)	—

Net asset value, end of period	$15.79		$15.77	$14.55	$11.23

Total Return (%)	1.5	8[c]	9.65	32.19	(12.06	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40		40	18	.5
Ratio of expenses before expense reductions (%)	1.21		1.18	1.19	1.04	*
Ratio of expenses after expense reductions (%)	1.20		1.18	1.19	1.04	*
Ratio of net investment income (loss) %)	1.24		1.46	1.55	2.74	*
Portfolio turnover rate (%)	64		40	58	84	**

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Mercury Large Cap Core VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mercury Large Cap Core VIP from 11/15/2004 to 12/31/2005

☐ DWS Mercury Large Cap Core VIP — Class A ☐ Russell 1000 Index	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Mercury Large Cap Core VIP	1-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,320	$11,762
Average annual total return	13.20%	15.55%
Russell 1000 Index
Growth of $10,000	$10,627	$11,011
Average annual total return	6.27%	9.30%

DWS Mercury Large Cap Core VIP	1-Year	Life of Class*
Class B
Growth of $10,000	$11,293	$11,733
Average annual total return	12.93%	15.30%
Russell 1000 Index
Growth of $10,000	$10,627	$11,011
Average annual total return	6.27%	9.30%

The growth of $10,000 is cumulative.

*	The Portfolio and Class B commenced operations on November 15, 2004. Index returns begin November 30, 2004.

Information About Your Portfolio’s Expenses

DWS Mercury Large Cap Core VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,087.00	$1,085.20
Expenses Paid per $1,000*	$4.94	$6.36

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.47	$1,019.11
Expenses Paid per $1,000*	$4.79	$6.16

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mercury Large Cap Core VIP	.94%	1.21%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Mercury Large Cap Core VIP

DWS Mercury Large Cap Core VIP gained 13.20% for the 12-month period ended December 31, 2005 (Class A shares unadjusted for contract charges), while its benchmark, the Russell 1000 Index, returned 6.27%.

The Portfolio’s performance versus the benchmark benefited considerably from stock selection and an overweight1 in the energy sector. It also benefited from stock selection in the healthcare, consumer discretionary and financial sectors. However, stock selection in the information technology and consumer staples sectors, and an overweight in the consumer discretionary sector, detracted from relative return.

Four of the Portfolio’s 10 largest holdings contributed notably to the comparative performance for the year: ConocoPhillips, Hewlett-Packard Co., UnitedHealth Group Inc. and Motorola Inc. Our positions in Dell, Inc. and Pfizer, Inc. had a negative impact on the performance versus the benchmark.

As 2006 begins, we believe there may be a moderate deceleration in US economic growth to an approximate annualized rate of 3% as the effect of a weakening consumer demand is partially offset by capital spending. We believe that the slowing of the economy may lead to an increase in earnings disappointments. However, while an increase in market volatility is likely, we believe that overall the risk of recession is slight.

In recent months, we have brought our positions in several sectors more closely in line with their benchmark weights. However, we currently maintain the Portfolio’s overweight versus the benchmark in cyclical companies such as those in the information technology and energy sectors, the Portfolio’s underweight versus the benchmark in the financial and consumer staples sectors.

Bob Doll, CFA, CPA

Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar

Dan Hansen Gregory Brunk

Portfolio Managers

Fund Asset Management L.P. (doing business as Mercury Advisors), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market and equity risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

1	“Overweight” means the Portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mercury Large Cap Core VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	99%	99%
Cash Equivalents	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	25%	24%
Health Care	20%	12%
Energy	18%	11%
Financials	12%	12%
Consumer Discretionary	10%	18%
Industrials	9%	8%
Materials	2%	8%
Consumer Staples	2%	4%
Utilities	2%	3%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 65. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Mercury Large Cap Core VIP

	Shares	Value ($)
Common Stocks 99.6%
Consumer Discretionary 9.9%
Auto Components 0.9%
Goodyear Tire & Rubber Co.*	2,650	46,057

Hotels Restaurants & Leisure 1.2%
Darden Restaurants, Inc.	1,550	60,264

Household Durables 0.7%
Beazer Homes USA, Inc.	190	13,840
NVR, Inc.*	15	10,530
Ryland Group, Inc.	135	9,737

		34,107

Leisure Equipment & Products 0.1%
Hasbro, Inc.	70	1,413

Multiline Retail 2.2%
J.C. Penney Co., Inc.	1,000	55,600
Nordstrom, Inc.	1,435	53,669

		109,269

Specialty Retail 4.7%
Advance Auto Parts, Inc.*	740	32,160
American Eagle Outfitters, Inc.	290	6,664
AutoNation, Inc.*	690	14,994
Circuit City Stores, Inc.	2,025	45,745
Office Depot, Inc.*	1,285	40,349
Staples, Inc.	1,960	44,511
Tiffany & Co.	1,255	48,054

		232,477

Textiles, Apparel & Luxury Goods 0.1%
Polo Ralph Lauren Corp.	100	5,614

Consumer Staples 1.9%
Food & Staples Retailing 0.9%
Kroger Co.*	2,275	42,952

Food Products 0.2%
Pilgrim’s Pride Corp.	315	10,445

Household Products 0.5%
Procter & Gamble Co.	455	26,336

Tobacco 0.3%
Altria Group, Inc.	160	11,955

Energy 18.3%
Energy Equipment & Services 0.5%
Cooper Cameron Corp.*	590	24,426

Oil, Gas & Consumable Fuels 17.8%
Amerada Hess Corp.	360	45,655
Anadarko Petroleum Corp.	610	57,797
Apache Corp.	700	47,964
Burlington Resources, Inc.	830	71,546
Chevron Corp.	125	7,096
ConocoPhillips	1,390	80,870
Devon Energy Corp.	1,000	62,540
ExxonMobil Corp.	3,080	173,004
Kerr-McGee Corp.	560	50,882
Marathon Oil Corp.	935	57,007
Murphy Oil Corp.	45	2,430
Newfield Exploration Co.*	155	7,761
Occidental Petroleum Corp.	760	60,709
Pioneer Natural Resources Co.	995	51,014
Sunoco, Inc.	680	53,298
Tesoro Corp.	895	55,087

		884,660

Financials 12.3%
Banks 0.4%
Bank of America Corp.	465	21,459

Capital Markets 3.7%
Charles Schwab Corp.	2,730	40,049
Janus Capital Group, Inc.	1,100	20,493
Lehman Brothers Holdings, Inc.	490	62,803
The Goldman Sachs Group, Inc.	460	58,747

		182,092

Diversified Financial Services 1.1%
Citigroup, Inc.	1,000	48,530
JPMorgan Chase & Co.	120	4,763

		53,293

	Shares	Value ($)
Insurance 7.1%
American International Group, Inc.	170	11,599
Aon Corp.	1,250	44,937
MetLife, Inc.	1,100	53,900
Progressive Corp.	150	17,517
Prudential Financial, Inc.	850	62,211
Safeco Corp.	675	38,138
The St. Paul Travelers Companies, Inc.	1,365	60,975
UnumProvident Corp.	2,100	47,775
W.R. Berkley Corp.	372	17,715

		354,767

Health Care 19.3%
Biotechnology 2.8%
Amgen, Inc.*	1,125	88,717
Applera Corp. — Applied Biosystems Group	1,025	27,224
Techne Corp.*	430	24,145

		140,086

Health Care Equipment & Supplies 0.9%
Becton, Dickinson & Co.	710	42,657

Health Care Providers & Services 10.6%
Aetna, Inc.	645	60,830
AmerisourceBergen Corp.	1,320	54,648
Caremark Rx, Inc.*	1,115	57,746
CIGNA Corp.	430	48,031
Express Scripts, Inc.*	660	55,308
HCA, Inc.	990	49,995
Humana, Inc.*	1,110	60,306
McKesson Corp.	1,135	58,555
UnitedHealth Group, Inc.	1,270	78,918

		524,337

Pharmaceuticals 5.0%
Allergan, Inc.	545	58,838
Barr Pharmaceuticals, Inc.*	880	54,815
Johnson & Johnson	395	23,740
King Pharmaceuticals, Inc.*	1,960	33,163
Pfizer, Inc.	3,435	80,104

		250,660

Industrials 9.1%
Aerospace & Defense 2.1%
Lockheed Martin Corp.	930	59,176
Precision Castparts Corp.	365	18,911
Raytheon Co.	640	25,696

		103,783

Airlines 0.6%
AMR Corp.*	1,415	31,455

Commercial Services & Supplies 0.4%
Corporate Executive Board Co.	220	19,734

Electrical Equipment 0.8%
Rockwell Automation, Inc.	675	39,933

Industrial Conglomerates 1.9%
General Electric Co.	2,710	94,986

Machinery 2.1%
Cummins, Inc.	560	50,249
Joy Global, Inc.	442	17,680
Terex Corp.*	610	36,234

		104,163

	Shares	Value ($)
Road & Rail 1.1%
CSX Corp.	1,085	55,085

Trading Companies & Distributors 0.1%
MSC Industrial Direct Co. “A”	85	3,419

Information Technology 25.1%
Communications Equipment 1.7%
Cisco Systems, Inc.*	900	15,408
Motorola, Inc.	3,055	69,012

		84,420

Computers & Peripherals 4.8%
Dell, Inc.*	2,150	64,479
Hewlett-Packard Co.	2,725	78,017
International Business Machines Corp.	65	5,343
NCR Corp.*	1,100	37,334
Western Digital Corp.*	2,745	51,084

		236,257

Electronic Equipment & Instruments 0.5%
Jabil Circuit, Inc.*	710	26,334

IT Consulting & Services 2.4%
CheckFree Corp.*	875	40,162
Computer Sciences Corp.*	220	11,141
Fiserv, Inc.*	1,000	43,270
Sabre Holdings Corp.	1,055	25,436

		120,009

Semiconductors & Semiconductor Equipment 7.5%
Broadcom Corp. “A”*	430	20,274
Intel Corp.	3,480	86,861
Intersil Corp. “A”	2,040	50,755
Lam Research Corp.*	1,320	47,098
LSI Logic Corp.*	5,110	40,880
Microchip Technology, Inc.	100	3,215
NVIDIA Corp.*	1,405	51,367
Texas Instruments, Inc.	2,200	70,554

		371,004

Software 8.2%
Autodesk, Inc.	1,265	54,332
BEA Systems, Inc.*	4,875	45,825
BMC Software, Inc.*	1,860	38,112
Citrix Systems, Inc.*	1,665	47,919
Compuware Corp.*	1,830	16,415
Intuit, Inc.*	1,000	53,300
McAfee, Inc.*	1,740	47,206
Microsoft Corp.	1,775	46,416
Red Hat, Inc.*	2,130	58,021

		407,546

Materials 2.1%
Chemicals 0.5%
Eastman Chemical Co.	445	22,957

Metals & Mining 1.5%
Freeport-McMoRan Copper & Gold, Inc. “B”	410	22,058
Nucor Corp.	790	52,709

		74,767

Paper & Forest Products 0.1%
MeadWestvaco Corp.	185	5,186

Utilities 1.6%
Electric Utilities 1.0%
American Electric Power Co., Inc.	175	6,491
Edison International	1,040	45,354

		51,845

Multi-Utilities 0.6%
CMS Energy Corp.*	1,930	28,004

Total Common Stocks (Cost $4,485,764)		4,940,213

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (a) (Cost $56,737)	56,737	56,737

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,542,501)+	100.7	4,996,950
Other Assets and Liabilities, Net	(0.7)	(34,946)

Net Assets	100.0	4,962,004

Notes to DWS Mercury Large Cap Core VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $4,544,205. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $452,745. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $530,565 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,820.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $4,485,764)	$4,940,213
Investment in Cash Management QP Trust (cost $56,737)	56,737

Total investments in securities, at value (cost $4,542,501)	4,996,950

Dividends receivable	3,512
Interest receivable	155
Receivable for Portfolio shares sold	4,774
Due from Advisor	26,823
Other assets	106

Total assets	5,032,320

Liabilities
Payable for Portfolio shares redeemed	1,118
Other accrued expenses and payables	69,198
Total liabilities	70,316

Net assets, at value	$4,962,004

Net Assets
Net assets consist of:

Undistributed net investment income	8
Net unrealized appreciation (depreciation) on investments	454,449
Accumulated net realized gain (loss)	(12,198)

Paid-in capital	4,519,745

Net assets, at value	$4,962,004

Class A

Net Asset Value, offering and redemption price per share ($587,918 ÷ 50,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.68

Class B

Net Asset Value, offering and redemption price per share ($4,374,086 ÷ 375,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.65

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends	$29,622
Interest — Cash Management QP Trust	1,884

Total Income	31,506

Expenses:

Management fee	26,156
Custodian and accounting fees	123,185
Distribution service fees (Class B)	5,900
Record keeping fees (Class B)	1,954
Auditing	24,982
Legal	10,048
Trustees’ fees and expenses	68
Reports to shareholders	3,582
Offering cost	3,467
Other	2,819

Total expenses before expense reductions	202,161

Expense reductions	(168,447)

Total expenses after expense reductions	33,714

Net investment income (loss)	(2,208)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,226)
Net unrealized appreciation (depreciation) during the period on investments	410,675

Net gain (loss) on investment transactions	407,449

Net increase (decrease) in net assets resulting from operations	$405,241

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:

Net investment income (loss)	$(2,208)	$1,239
Net realized gain (loss) on investment transactions	(3,226)	6,729
Net unrealized appreciation (depreciation) during the period on investment transactions	410,675	43,774
Net increase (decrease) in net assets resulting from operations	405,241	51,742
Distributions to shareholders from:

Net investment income:

Class A	(725)	—
Class B	(1,862)	—

Net realized gains:

Class A	(3,034)	—
Class B	(11,251)	—

Portfolio share transactions:

Class A

Proceeds from shares sold	—	499,964
Reinvestment of distributions	3,759	—
Net increase (decrease) in net assets from Class A share transactions	3,759	499,964
Class B

Proceeds from shares sold	3,088,383	1,008,929
Reinvestment of distributions	13,113	—
Cost of shares redeemed	(91,838)	(417)
Net increase (decrease) in net assets from Class B share transactions	3,009,658	1,008,512
Increase (decrease) in net assets	3,401,786	1,508,476
Net assets at beginning of period	1,560,218	—

Net assets at end of period (including undistributed net investment income of $8 and $2,481, respectively)	$4,962,004	$1,560,218

Other Information
Class A

Shares outstanding at beginning of period	50,000	—
Shares sold	—	50,000
Shares issued to shareholders in reinvestment of distributions	351	—
Net increase (decrease) in Class A shares	351	50,000

Shares outstanding at end of period	50,351	50,000

Class B

Shares outstanding at beginning of period	100,195	—
Shares sold	282,413	100,236
Shares issued to shareholders in reinvestment of distributions	1,195	—
Shares redeemed	(8,214)	(41)
Net increase (decrease) in Class B shares	275,394	100,195

Shares outstanding at end of period	375,589	100,195

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.39	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.02	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38

Total from investment operations	1.38	.39

Less distributions from:

Net investment income	(.02)	—
Net realized gain on investment transactions	(.07)	—

Total distributions	(.09)	—

Net asset value, end of period	$11.68	$10.39

Total Return (%)[c]	13.20	3.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	6.67	22.15	*
Ratio of expenses after expense reductions (%)	.97	1.12	*
Ratio of net investment income (%)	.11	.79	*
Portfolio turnover rate (%)	78	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.39	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	1.36	.38

Total from investment operations	1.35	.39

Less distributions from:

Net investment income	(.02)	—
Net realized gain on investment transactions	(.07)	—

Total distributions	(.09)	—

Net asset value, end of period	$11.65	$10.39

Total Return (%)[c]	12.93	3.90	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1
Ratio of expenses before expense reductions (%)	7.01	22.55	*
Ratio of expenses after expense reductions (%)	1.20	1.11	*
Ratio of net investment income (%)	(.12)	.80	*
Portfolio turnover rate (%)	78	104	*

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS MFS Strategic Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS MFS Strategic Value VIP from 5/1/2002 to 12/31/2005

☐ DWS MFS Strategic Value VIP — Class A ☐ Russell 1000 Value Index	Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS MFS Strategic Value VIP	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$9,982	$14,905	$12,103
Average annual total return	-.18%	14.23%	5.34%
Russell 1000 Value Index
Growth of $10,000	$10,705	$16,216	$13,628
Average annual total return	7.05%	17.49%	8.81%

DWS MFS Strategic Value VIP	1-Year	3-Year	Life of Class**
Class B
Growth of $10,000	$9,940	$14,744	$13,391
Average annual total return	-.60%	13.82%	8.70%
Russell 1000 Value Index
Growth of $10,000	$10,705	$16,216	$14,386
Average annual total return	7.05%	17.49%	10.95%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2002. Index returns begin April 30, 2002.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS MFS Strategic Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,012.00	$1,010.00
Expenses Paid per $1,000*	$4.97	$6.94

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.27	$1,018.30
Expenses Paid per $1,000*	$4.99	$6.97

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS MFS Strategic Value VIP	.98%	1.37%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS MFS Strategic Value VIP

For the 12 months ended December 31, 2005, DWS MFS Strategic Value VIP returned -0.18% (Class A shares, unadjusted for contract charges). In comparison, the Portfolio’s benchmark, the Russell 1000 Value Index, returned 7.05%.

Relative to the Portfolio’s benchmark, the sectors that detracted most from the Portfolio’s performance during the period were utilities and communications, technology, basic materials, and leisure. Stock selection held back relative results in all four sectors.

In utilities and communications, our positions in power producer Calpine1 (which is not a benchmark constituent) and telecommunications services provider Verizon Communications, Inc. detracted from relative performance.

In technology, although our overweight2 position contributed to relative performance, this was offset by stock selection within the sector. Our holdings of network security software company Symantec Corp. and global telecom equipment maker Nortel Networks Corp. (which is not a constituent of the benchmark) held back relative returns.

In basic materials, our holdings in newsprint maker Bowater, Inc. detracted from relative returns as the stock underperformed the benchmark.

Finally, in the leisure sector, advertising and marketing services company Interpublic Group1 and media giant Viacom, Inc. “B” were among the Portfolio’s top detractors for the period.

Another holding that held back results during the period was Tenet Healthcare Corp., which is in the poorly performing health services sector. Manufacturing conglomerate Tyco International Ltd., and clothing retailer The Gap, Inc. (neither of which are benchmark constituents) also dampened investment results.

The top contributors to the Portfolio during the period were energy, autos and housing, and financial services. Stock selection in the energy sector helped boost relative results. Drilling rig operator GlobalSantaFe Corp., offshore drilling company Noble Corp., and oilfield services provider BJ Services Co. (none of which are benchmark constituents) were among the Portfolio’s top contributors. Our holdings in oil and gas producer Devon Energy Corp. and oil and gas equipment manufacturer Cooper Cameron Corp. also contributed to relative returns. Finally, although positive relative contribution from the autos and housing and financial services sectors resulted primarily from superior stock selection, no individual stocks within either sector were among the Portfolio’s top contributors.

Other investments that aided relative results included our overweight positions in software developer Compuware Corp., consumer electronics retailer Circuit City Stores, Inc., and cell phone manufacturer Nokia Oyj (which is not a benchmark constituent). Our avoidance of poor-performing pharmaceutical giant Pfizer1 and our underweight in General Electric1 also helped.

Kenneth J. Enright, CFA Alan T. Langsner

Portfolio Managers

Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[1]	Security was not held in the Portfolio at the end of the period.
[2]	“Overweight” means the Portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS MFS Strategic Value VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	97%	97%
Cash Equivalents	3%	3%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	23%	21%
Information Technology	17%	11%
Consumer Discretionary	17%	14%
Health Care	10%	14%
Energy	9%	8%
Telecommunication Services	9%	12%
Industrials	7%	6%
Materials	5%	8%
Consumer Staples	3%	4%
Utilities	—	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 75. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS MFS Strategic Value VIP

	Shares	Value ($)
Common Stocks 97.8%
Consumer Discretionary 16.3%
Hotels Restaurants & Leisure 0.6%
International Game Technology	11,050	340,119

Leisure Equipment & Products 1.2%
Mattel, Inc.	47,780	755,879

Media 7.5%
Knight Ridder, Inc.	12,880	815,304
Viacom, Inc. “B”*	62,735	2,045,161
Walt Disney Co.	72,500	1,737,825

		4,598,290

Multiline Retail 1.9%
Family Dollar Stores, Inc.	46,430	1,151,000

Specialty Retail 5.1%
Circuit City Stores, Inc.	29,620	669,116
OfficeMax, Inc.	36,470	924,879
The Gap, Inc.	85,670	1,511,219

		3,105,214

Consumer Staples 3.1%
Beverages 0.5%
Molson Coors Brewing Co. “B”	4,870	326,241

Food & Staples Retailing 1.6%
Wal-Mart Stores, Inc.	20,390	954,252

Personal Products 1.0%
Estee Lauder Companies, Inc. “A”	18,670	625,072

Energy 9.1%
Energy Equipment & Services 6.7%
BJ Services Co.	19,640	720,199
Cooper Cameron Corp.*	17,180	711,252
GlobalSantaFe Corp.	29,880	1,438,722
Noble Corp.	17,570	1,239,387

		4,109,560

Oil, Gas & Consumable Fuels 2.4%
Devon Energy Corp.	23,540	1,472,192

Financials 22.7%
Banks 8.2%
Bank of America Corp.	52,968	2,444,473
PNC Financial Services Group, Inc.	41,360	2,557,289

		5,001,762

Capital Markets 5.4%
Mellon Financial Corp.	60,310	2,065,618
Merrill Lynch & Co., Inc.	18,340	1,242,168

		3,307,786

Diversified Financial Services 4.5%
JPMorgan Chase & Co.	68,940	2,736,229

Insurance 4.6%
Allstate Corp.	26,130	1,412,849
Conseco, Inc.*	61,290	1,420,089

		2,832,938

Health Care 10.1%
Health Care Providers & Services 2.1%
Tenet Healthcare Corp.*	163,510	1,252,487

Pharmaceuticals 8.0%
Merck & Co., Inc.	77,070	2,451,597
Wyeth	52,560	2,421,439

		4,873,036

Industrials 6.4%
Building Products 2.9%
Masco Corp.	59,070	1,783,323

Industrial Conglomerates 3.5%
Tyco International Ltd.	73,250	2,113,995

Information Technology 16.7%
Communications Equipment 6.0%
Nokia Oyj (ADR)	66,770	1,221,891
Nortel Networks Corp.*	795,130	2,433,098

		3,654,989

Computers & Peripherals 2.2%
Sun Microsystems, Inc.*	327,160	1,370,800

Software 8.5%
Compuware Corp.*	148,550	1,332,494
Oracle Corp.*	99,340	1,212,941
Symantec Corp.*	152,260	2,664,550

		5,209,985

Materials 5.1%
Containers & Packaging 3.6%
Owens-Illinois, Inc.*	103,830	2,184,583

Paper & Forest Products 1.5%
Bowater, Inc.	29,630	910,234

Telecommunication Services 8.3%
Diversified Telecommunication Services 4.4%
Verizon Communications, Inc.	88,970	2,679,776

Wireless Telecommunication Services 3.9%
Sprint Nextel Corp.	102,980	2,405,613

Total Common Stocks (Cost $55,570,227)		59,755,355

Cash Equivalents 2.7%
Cash Management QP Trust, 4.26% (a) (Cost $1,629,434)	1,629,434	1,629,434

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $57,199,661)+	100.5	61,384,789
Other Assets and Liabilities, Net	(0.5)	(311,552)

Net Assets	100.0	61,073,237

Notes to DWS MFS Strategic Value VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $57,606,036. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $3,778,753. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,531,444 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,752,691.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $55,570,227)	$59,755,355
Investment in Cash Management QP Trust (cost $1,629,434)	1,629,434

Total investments in securities, at value (cost $57,199,661)	61,384,789

Cash	10,000
Dividends receivable	94,091
Interest receivable	8,271
Receivable for Portfolio shares sold	354,503
Due from Advisor	12,389
Other assets	1,614

Total assets	61,865,657

Liabilities
Payable for investments purchased	725,297
Payable for Portfolio shares redeemed	1,462
Other accrued expenses and payables	65,661

Total liabilities	792,420

Net assets, at value	$61,073,237

Net Assets
Net assets consist of:

Undistributed net investment income	222
Net unrealized appreciation (depreciation) on investments	4,185,128
Accumulated net realized gain (loss)	(1,022,384)

Paid-in capital	57,910,271

Net assets, at value	$61,073,237

Class A

Net Asset Value, offering and redemption price per share ($28,109,386 ÷ 2,624,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.71

Class B

Net Asset Value, offering and redemption price per share ($32,963,851 ÷ 3,070,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.74

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $5,814)	$837,523
Interest — Cash Management QP Trust	28,134
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,752

Total Income	890,409

Expenses:

Management fee	474,497
Custodian and accounting fees	85,073
Distribution service fees (Class B)	82,714
Record keeping fees (Class B)	48,429
Auditing	37,508
Legal	8,264
Trustees’ fees and expenses	1,568
Reports to shareholders	13,060
Other	6,107

Total expenses before expense reductions	757,220

Expense reductions	(100,482)

Total expenses after expense reductions	656,738

Net investment income (loss)	233,671

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	1,240,183
Net unrealized appreciation (depreciation) during the period on investments	(1,671,904)

Net gain (loss) on investment transactions	(431,721)

Net increase (decrease) in net assets resulting from operations	$(198,050)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$233,671	$255,765
Net realized gain (loss) on investment transactions	1,240,183	2,454,847
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,671,904)	3,679,166

Net increase (decrease) in net assets resulting from operations	(198,050)	6,389,778

Distributions to shareholders from:
Net investment income:
Class A	(253,570)	(35,768)
Class B	(205,735)	(15,246)
Net realized gains:
Class A	(1,699,452)	(4,650)
Class B	(2,844,831)	(10,656)
Tax return of capital:
Class A	(181,408)	—
Class B	(283,355)	—
Portfolio share transactions:
Class A

Proceeds from shares sold	16,760,892	7,917,703
Reinvestment of distributions	2,134,430	40,418
Cost of shares redeemed	(3,925,053)	(1,562,312)

Net increase (decrease) in net assets from Class A share transactions	14,970,269	6,395,809

Class B

Proceeds from shares sold	3,634,423	18,488,884
Reinvestment of distributions	3,333,921	25,902
Cost of shares redeemed	(4,465,113)	(1,646,414)

Net increase (decrease) in net assets from Class B share transactions	2,503,231	16,868,372

Increase (decrease) in net assets	11,807,099	29,587,639
Net assets at beginning of period	49,266,138	19,678,499

Net assets at end of period (including undistributed net investment income of $222 and $250,729, respectively)	$61,073,237	$49,266,138

Other Information
Class A

Shares outstanding at beginning of period	1,271,678	688,664
Shares sold	1,496,713	725,099
Shares issued to shareholders in reinvestment of distributions	197,394	3,864
Shares redeemed	(341,319)	(145,949)
Net increase (decrease) in Class A shares	1,352,788	583,014

Shares outstanding at end of period	2,624,466	1,271,678

Class B

Shares outstanding at beginning of period	2,837,941	1,236,034
Shares sold	320,047	1,749,677
Shares issued to shareholders in reinvestment of distributions	306,318	2,474
Shares redeemed	(393,724)	(150,244)
Net increase (decrease) in Class B shares	232,641	1,601,907

Shares outstanding at end of period	3,070,582	2,837,941

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.00	$10.24	$8.12	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.08	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.10	(1.93)

Total from investment operations	(.04)	1.82	2.16	(1.88)

Less distributions from:

Net investment income	(.16)	(.05)	(.04)	—
Net realized gain on investment transactions	(.99)	(.01)	—	—
Tax return of capital	(.10)	—	—	—

Total distributions	(1.25)	(.06)	(.04)	—

Net asset value, end of period	$10.71	$12.00	$10.24	$8.12

Total Return (%)[c]	(.18)	17.82	26.74	(18.80	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	15	7	5
Ratio of expenses before expense reductions (%)	1.25	1.42	1.93	2.71	*
Ratio of expenses after expense reductions (%)	1.05	1.14	1.15	1.15	*
Ratio of net investment income (loss) (%)	.73	1.05	.67	.82	*
Portfolio turnover rate (%)	59	54	40	7

[a]	For the period from May 1, 2002 (commencement of operations) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$11.98	$10.22	$8.11	$8.93

Income (loss) from investment operations:

Net investment income (loss)[b]	.04	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	(.12)	1.71	2.11	(.86)

Total from investment operations	(.08)	1.78	2.13	(.82)

Less distributions from:

Net investment income	(.07)	(.01)	(.02)	—
Net realized gain on investment transactions	(.99)	(.01)	—	—
Tax return of capital	(.10)	—	—	—

Total distributions	(1.16)	(.02)	(.02)	—

Net asset value, end of period	$10.74	$11.98	$10.22	$8.11

Total Return (%)[c]	(.60)	17.40	26.35	(9.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	34	13	.3
Ratio of expenses before expense reductions (%)	1.65	1.79	2.32	2.96	*
Ratio of expenses after expense reductions (%)	1.45	1.52	1.54	1.40	*
Ratio of net investment income (loss) (%)	.33	.67	.28	.87	*
Portfolio turnover rate (%)	59	54	40	7

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile. In addition, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Mid Cap Growth VIP from 5/1/1999 to 12/31/2005

☐ DWS Mid Cap Growth VIP — Class A ☐ Russell 3000 Growth Index ☐ S&P 500 Index ☐ Russell Mid Cap Growth Index

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor’s (S&P) 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Mid Cap Growth VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,504	$16,034	$8,698	$11,564
Average annual total return	15.04%	17.04%	-2.75%	2.21%
Russell 3000 Growth Index
Growth of $10,000	$10,517	$14,728	$8,519	$8,303
Average annual total return	5.17%	13.78%	-3.15%	-2.75%
S&P 500 Index
Growth of $10,000	$10,491	$14,970	$10,275	$10,367
Average annual total return	4.91%	14.39%	.54%	.54%
Russell Mid Cap Growth Index
Growth of $10,000	$11,210	$18,474	$10,709	$13,223
Average annual total return	12.10%	22.70%	1.38%	4.28%

DWS Mid Cap Growth VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$11,465	$15,850	$15,061
Average annual total return		14.65%	16.59%	12.42%
Russell 3000 Growth Index
Growth of $10,000		$10,517	$14,728	$13,340
Average annual total return		5.17%	13.78%	8.58%
S&P 500 Index
Growth of $10,000		$10,491	$14,970	$13,428
Average annual total return		4.91%	14.39%	8.79%
Russell Mid Cap Growth Index
Growth of $10,000		$11,210	$18,474	$16,702
Average annual total return		12.10%	22.70%	15.78%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,092.70	$1,090.60
Expenses Paid per $1,000*	$5.01	$6.90

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.42	$1,018.60
Expenses Paid per $1,000*	$4.84	$6.67

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.95%	1.31%

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio of any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Mid Cap Growth VIP

For the 12-month period ended December 31, 2005, US the stock market was weighed down by concerns over rising interest rates and the possibility of a resurgence in inflation. On the plus side, the US economy appears to be somewhat stronger than what might be expected at this stage of an expansion. Gross domestic product has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and corporate profits are still increasing. Other positive signs in 2005 included increased business investment in capital projects and information technology. During the period, mid-cap stocks posted significantly higher returns than large-cap or small-cap stocks.

For its most recent fiscal year, the Portfolio returned 15.04% (Class A shares, unadjusted for contract charges), outperforming the 12.10% return of the Russell Midcap Growth Index.

During the 12-month period, stock selection within the financials and energy sectors boosted performance. In addition, our overweight in the health care area helped returns. Detractors from performance during the 12-month period included the Portfolio’s underweight in materials compared with the benchmark and stock selection in the information technology sector.

Samuel A. Dedio

Robert S. Janis

Co-Lead Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. In addition, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

Mid-cap stocks are represented by the Russell Midcap Growth Index as defined above. Large-cap stocks are measured by the Russell 1000 Index which measures the performance of the 1,000 largest companies in the Russell 3000 Index. Small-cap stocks are measured by the Russell 2000 Index which is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	97%	97%
Cash Equivalents	2%	3%
Exchange Traded Funds	1%	—

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Health Care	22%	26%
Consumer Discretionary	22%	17%
Information Technology	21%	25%
Energy	11%	2%
Industrials	10%	5%
Financials	10%	13%
Consumer Staples	3%	5%
Telecommunication Services	1%	2%
Materials	—	5%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 86. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Mid Cap Growth VIP

	Shares	Value ($)
Common Stocks 97.0%
Consumer Discretionary 21.0%
Hotels Restaurants & Leisure 6.4%
P.F. Chang’s China Bistro, Inc.* (a)	28,270	1,403,040
Station Casinos, Inc.	18,920	1,282,776
The Cheesecake Factory, Inc.*	38,920	1,455,219

		4,141,035

Specialty Retail 6.1%
Chico’s FAS, Inc.*	48,970	2,151,252
Urban Outfitters, Inc.* (a)	68,900	1,743,859

		3,895,111

Textiles, Apparel & Luxury Goods 8.5%
Coach, Inc.*	56,600	1,887,044
Polo Ralph Lauren Corp.	39,040	2,191,706
Quicksilver, Inc.* (a)	97,860	1,354,382

		5,433,132

Consumer Staples 3.0%
Food & Staples Retailing 0.9%
Herbalife Ltd.* (a)	18,200	591,864

Household Products 2.1%
Jarden Corp.* (a)	43,260	1,304,289

Energy 10.7%
Energy Equipment & Services 4.6%
BJ Services Co.	24,450	896,581
Noble Corp.	17,870	1,260,550
Rowan Companies, Inc.	23,050	821,502

		2,978,633

Oil, Gas & Consumable Fuels 6.1%
Peabody Energy Corp.	24,320	2,004,455
Ultra Petroleum Corp.*	33,630	1,876,554

		3,881,009

Financials 9.2%
Capital Markets 4.8%
E*TRADE Financial Corp.*	86,010	1,794,168
Legg Mason, Inc.	10,830	1,296,243

		3,090,411

Diversified Financial Services 4.4%
Affiliated Managers Group, Inc.* (a)	22,410	1,798,403
Nuveen Investments “A”	23,900	1,018,618

		2,817,021

Health Care 21.6%
Biotechnology 6.1%
Celgene Corp.*	26,690	1,729,512
Genzyme Corp.*	17,840	1,262,715
Invitrogen Corp.*	13,410	893,643

		3,885,870

Health Care Equipment & Supplies 3.7%
C.R. Bard, Inc.	18,040	1,189,197
Fisher Scientific International, Inc.*	19,410	1,200,702

		2,389,899

Health Care Providers & Services 11.8%
AMERIGROUP Corp.*	70,480	1,371,541
Community Health Systems, Inc.*	33,510	1,284,773
Coventry Health Care, Inc.*	28,180	1,605,133
DaVita, Inc.*	26,760	1,355,126
Omnicare, Inc.	33,550	1,919,731

		7,536,304

Industrials 10.1%
Construction & Engineering 1.1%
Chicago Bridge & Iron Co., NV (New York Shares) (a)	28,260	712,435

Electrical Equipment 3.7%
Molex, Inc. “A”	39,490	971,059
Roper Industries, Inc.	34,850	1,376,923

		2,347,982

Machinery 5.3%
Joy Global, Inc.	24,690	987,600
Oshkosh Truck Corp.	30,580	1,363,562
Terex Corp.*	17,940	1,065,636

		3,416,798

Information Technology 20.3%
Communications Equipment 2.0%
Andrew Corp.* (a)	870	9,335
Comverse Technologies, Inc.*	46,890	1,246,805

		1,256,140

Computers & Peripherals 1.4%
NCR Corp.*	26,720	906,877

Electronic Equipment & Instruments 1.8%
Cogent, Inc.*	51,300	1,163,484

Internet Software & Services 1.5%
VeriSign, Inc.*	44,770	981,358

IT Consulting & Services 1.0%
Cognizant Technology Solutions Corp. “A”*	12,650	636,927

Semiconductors & Semiconductor Equipment 3.8%
Broadcom Corp. “A”*	27,040	1,274,936
Linear Technology Corp.	32,870	1,185,621

		2,460,557

Software 8.8%
Activision, Inc.*	88,743	1,219,329
Business Objects SA (ADR)* (a)	36,430	1,472,136
NAVTEQ Corp.*	29,900	1,311,713
Salesforce.com, Inc.* (a)	50,750	1,626,538

		5,629,716

Telecommunication Services 1.1%
Wireless Telecommunication Services
NII Holdings, Inc.*	15,860	692,765

Total Common Stocks (Cost $49,404,421)		62,149,617

Exchange Traded Funds 1.5%
iShares Russell Midcap Growth Index Fund (Cost $940,746)	10,200	958,392

Securities Lending Collateral 16.5%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $10,569,018)	10,569,018	10,569,018

Cash Equivalents 2.0%
Cash Management QP Trust, 4.26% (d) (Cost $1,293,926)	1,293,926	1,293,926

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $62,208,111)+	117.0	74,970,953
Other Assets and Liabilities, Net	(17.0)	(10,867,512)

Net Assets	100.0	64,103,441

Notes to DWS Mid Cap Growth VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $62,302,764. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $12,668,189. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,035,495 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,367,306.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $10,219,659 which is 15.9% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $50,345,167) — including $10,219,659 of securities loaned	$63,108,009
Investment in Daily Assets Fund Institutional (cost $10,569,018)*	10,569,018
Investment in Cash Management QP Trust (cost $1,293,926)	1,293,926

Total investments in securities, at value (cost $62,208,111)	74,970,953

Receivable for investments sold	265,389
Dividends receivable	7,098
Interest receivable	6,066
Other assets	1,758

Total assets	75,251,264

Liabilities
Payable for investments purchased	391,707
Payable for Portfolio shares redeemed	101,569
Payable upon return of securities loaned	10,569,018
Accrued management fee	15,246
Other accrued expenses and payables	70,283

Total liabilities	11,147,823

Net assets, at value	$64,103,441

Net Assets
Net assets consist of:

Accumulated net investment loss	(4,048)
Net unrealized appreciation (depreciation) on investments	12,762,842
Accumulated net realized gain (loss)	(32,985,973)

Paid-in capital	84,330,620

Net assets, at value	$64,103,441

Class A

Net Asset Value, offering and redemption price per share ($57,248,690 ÷ 5,056,911 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.32

Class B

Net Asset Value, offering and redemption price per share ($6,854,751 ÷ 612,639 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.19

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $127)	$221,238
Interest — Cash Management QP Trust	71,717
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	11,833

Total Income	304,788

Expenses:

Management fee	453,434
Custodian and accounting fees	71,985
Distribution service fees (Class B)	15,682
Record keeping fees (Class B)	9,109
Auditing	41,776
Legal	10,624
Trustees’ fees and expenses	4,499
Reports to shareholders	19,814
Other	6,634

Total expenses before expense reductions	633,557

Expense reductions	(36,040)

Total expenses after expense reductions	597,517

Net investment income (loss)	(292,729)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	6,195,328
Net unrealized appreciation (depreciation) during the period on investments	2,483,401

Net gain (loss) on investment transactions	8,678,729

Net increase (decrease) in net assets resulting from operations	$8,386,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(292,729)	$(84,055)
Net realized gain (loss) on investment transactions	6,195,328	2,570,533
Net unrealized appreciation (depreciation) during the period on investment transactions	2,483,401	(452,406)

Net increase (decrease) in net assets resulting from operations	8,386,000	2,034,072

Portfolio share transactions:

Class A

Proceeds from shares sold	10,629,646	4,965,372
Cost of shares redeemed	(14,069,195)	(9,699,886)

Net increase (decrease) in net assets from Class A share transactions	(3,439,549)	(4,734,514)

Class B

Proceeds from shares sold	1,213,427	2,601,994
Cost of shares redeemed	(1,408,796)	(435,771)

Net increase (decrease) in net assets from Class B share transactions	(195,369)	2,166,223

Increase (decrease) in net assets	4,751,082	(534,219)
Net assets at beginning of period	59,352,359	59,886,578

Net assets at end of period (including accumulated net investment loss of $4,048 and $2,093, respectively)	$64,103,441	$59,352,359

Other Information
Class A

Shares outstanding at beginning of period	5,401,258	5,923,874
Shares sold	1,010,050	534,758
Shares redeemed	(1,354,397)	(1,057,374)
Net increase (decrease) in Class A shares	(344,347)	(522,616)

Shares outstanding at end of period	5,056,911	5,401,258

Class B

Shares outstanding at beginning of period	634,195	405,258
Shares sold	115,791	277,046
Shares redeemed	(137,347)	(48,109)
Net increase (decrease) in Class B shares	(21,556)	228,937

Shares outstanding at end of period	612,639	634,195

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.84	$9.46	$7.06	$10.22	$13.20

Income (loss) from investment operations:

Net investment income (loss)[a]	(.05)	(.01)	(.05)	(.01)	.06
Net realized and unrealized gain (loss) on investment transactions	1.53	.39	2.45	(3.11)	(2.92)

Total from investment operations	1.48	.38	2.40	(3.12)	(2.86)

Less distributions from:

Net investment income	—	—	—	(.04)	(.12)

Net asset value, end of period	$11.32	$9.84	$9.46	$7.06	$10.22

Total Return (%)	15.04 [b]	4.02 [b]	33.99 [b]	(30.66)	(21.76)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	53	56	44	71
Ratio of expenses before expense reductions (%)	1.01	1.02	.98	.81	.86
Ratio of expenses after expense reductions (%)	.95	.95	.95	.81	.86
Ratio of net investment income (%)	(.45)	(.11)	(.57)	(.19)	.58
Portfolio turnover rate (%)	104	103	91	71	42

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.76	$9.42	$7.06	$7.43

Income (loss) from investment operations:

Net investment income (loss)[b]	(.09)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.52	.39	2.45	(.35)

Total from investment operations	1.43	.34	2.36	(.37)

Net asset value, end of period	$11.19	$9.76	$9.42	$7.06

Total Return (%)	14.65[c]	3.61[c]	33.43[c]	(4.98	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	6	4	.1
Ratio of expenses before expense reductions (%)	1.40	1.41	1.37	1.06	*
Ratio of expenses after expense reductions (%)	1.32	1.34	1.34	1.06	*
Ratio of net investment income (%)	(.82)	(.50)	(.96)	(.47	)*
Portfolio turnover rate (%)	104	103	91	71

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Moderate Allocation VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Moderate Allocation VIP from 8/16/2004 to 12/31/2005

☐ DWS Moderate Allocation VIP — ClassB ☐ Russell 1000 Index	The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns assume reinvested dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Moderate Allocation VIP	1-Year	Life of Portfolio*
Class B
Growth of $10,000	$10,506	$11,388
Average annual total return	5.06%	9.94%
Russell 1000 Index
Growth of $10,000	$10,627	$11,815
Average annual total return	6.27%	13.33%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on August 16, 2004. Index returns begin August 31, 2004.

Information About Your Portfolio’s Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio’s shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio’s estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,043.10
Expenses Paid per $1,000*	$3.04

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,022.23
Expenses Paid per $1,000*	$3.01

Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,043.10
Expenses Paid per $1,000**	$6.39

Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 7/1/05	$1,000.00
Ending Account Value 12/31/05	$1,018.95
Expenses Paid per $1,000**	$6.31

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
**	Expenses are equal to the Portfolio’s annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.59%
Estimated Indirect Expenses of Underlying DWS Portfolios	.65%

Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.24%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Moderate Allocation VIP

The US economy posted positive growth for all four quarters of 2005, with concerns about inflation and the sustainability of the economic expansion seeming to abate as the year progressed. All major asset classes — equities, bonds and cash — had positive returns for the year, and returns of the various asset classes were generally close to one another.

For the 12 months ended December 31, 2005, DWS Moderate Allocation VIP portfolio had a return of 5.06% (Class B shares, unadjusted for contract charges). As anticipated, since this Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond benchmarks but below that of its equity benchmarks. This performance placed the Portfolio slightly ahead of its average peer in the Lipper Flexible Portfolio Funds category, which had an average return of 4.88%.

The Portfolio’s allocation between stocks and bonds remained close to its target of 60% equity and 40% fixed income during 2005, but with equities above 60% in 11 months of the year. This overweight was positive for returns, as equities outperformed bonds. An especially positive factor in performance was an overweight in international equities through most of the year, as foreign markets were stronger than the US market; however, a reduction in the international position late in the year detracted.

In the equity portion of the Portfolio, a slight bias toward value-oriented holdings established in July detracted from performance. Among underlying equity portfolios, large-cap portfolios contributed to positive relative performance, with seven of the 10 portfolios achieving performance above that of the Russell 1000 Index. Several of the growth-oriented portfolios that were overweight in energy, a sector that was strong during 2005, performed particularly well. The two small-cap funds in the Portfolio outperformed their benchmarks, so that small cap holdings made a net contribution to overall performance, even though small-cap stocks as a category underperformed large-cap stocks.

Within the fixed-income portion of the Portfolio, performance of the high-yield portion was excellent, with returns significantly above the high-yield benchmark, the Credit Suisse High Yield Index. However, since this is a small position that was underweighted, the strong performance did not offset underperformance of the much larger investment-grade bond portion, so that the fixed-income position as a whole underperformed its benchmark.

Inna Okounkova Robert Wang

Co-Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Please read this Portfolio’s prospectus for specific details regarding its risk profile.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses.

The Lipper Flexible Portfolio is a category that allocates its investments across various asset classes, including domestic common stocks, bonds, and money market insturments with a focus on total return.

Equities are represented by the Russell 1000 Index, which is a price-only index of the 1,000 largest capitalized companies domiciled in the United States. Bonds are represented by the Lehman Brothers Aggregate Bond Index which measures domestic taxable investment-grade bonds. Cash is represented by the rate of return of 3-month Treasury bills.

Index and category returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation	12/31/05	12/31/04
Equity Funds	60%	58%
Fixed Income Funds	29%	38%
Cash Equivalents	11%	4%

	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 96. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Moderate Allocation VIP

	Shares	Value ($)
Equity Funds 59.5%
DWS Blue Chip VIP “A”	840,830	12,511,544
DWS Capital Growth VIP “A”	337,469	5,703,230
DWS Davis Venture Value VIP “A”	536,700	6,703,384
DWS Dreman High Return Equity VIP “A”	350,496	4,700,158
DWS Dreman Small Cap Value VIP “A”	371,736	7,427,278
DWS Global Opportunities VIP “A”	5,445	81,671
DWS Growth and Income VIP “A”	1,911,866	18,583,339
DWS International Select Equity VIP “A”	40,472	536,254
DWS International VIP “A”	436,857	4,739,902
DWS Janus Growth Opportunities VIP “A”	942,397	7,878,440
DWS Large Cap Value VIP “A”	883,489	13,967,956
DWS MFS Strategic Value VIP “A”	623,059	6,672,962
DWS Mid Cap Growth VIP “A”	77,142	873,249
DWS RREEF Real Estate Securities VIP “A”	214,172	3,550,965
DWS Small Cap Growth VIP “A”	337,202	4,545,478
DWS Templeton Foreign Value VIP “A”	297,684	3,402,532

Total Equity Funds (Cost $96,148,648)		101,878,342

Fixed Income Funds 29.1%
DWS Core Fixed Income VIP “A”	3,599,831	42,513,999
DWS Government & Agency Securities VIP “A”	246,429	3,021,225
DWS High Income VIP “A”	415,441	3,419,079
DWS Strategic Income VIP “A”	74,236	853,713

Total Fixed Income Funds (Cost $49,933,898)		49,808,016

Cash Equivalents 11.3%
Cash Management QP Trust, 4.26% (a) (Cost $19,440,002)	19,440,002	19,440,002

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $165,522,548)+	99.9	171,126,360
Other Assets and Liabilities, Net	0.1	188,848

Net Assets	100.0	171,315,208

Notes to DWS Moderate Allocation VIP Portfolio of Investments

+	The cost for federal income tax purposes was $165,567,138. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $5,559,222. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,083,940 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $524,718.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in Underlying Affiliated Portfolios, at value (cost $146,082,546)	$151,686,358
Investment in Cash Management QP Trust (cost $19,440,002)	19,440,002

Total investments in securities, at value (cost $165,522,548)	171,126,360

Interest receivable	59,192
Receivable for Portfolio shares sold	259,669
Other assets	3,513

Total assets	171,448,734

Liabilities
Payable for Portfolio shares redeemed	12,988
Accrued management fee	7,382
Other accrued expenses and payables	113,156

Total liabilities	133,526

Net assets, at value	$171,315,208

Net Assets
Net assets consist of:

Undistributed net investment income	1,492,734
Net unrealized appreciation (depreciation) on investments	5,603,812
Accumulated net realized gain (loss)	1,155,890

Paid-in capital	163,062,772

Net assets, at value	$171,315,208

Class B

Net Asset Value, offering and redemption price per share ($171,315,208 ÷ 15,061,439 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.37

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Income distributions from Underlying Affiliated Portfolios	$1,438,898
Interest — Cash Management QP Trust	315,569

Total Income	1,754,467

Expenses:

Management fee	149,056
Custodian and accounting fees	79,998
Distribution service fees (Class B)	248,426
Record keeping fees (Class B)	134,933
Auditing	18,287
Legal	14,616
Trustees’ fees and expenses	2,605
Reports to shareholders	7,053
Offering costs	587
Other	1,900

Total expenses before expense reductions	657,461

Expense reductions	(49,685)

Total expenses after expense reductions	607,776

Net investment income (loss)	1,146,691

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	628,433
Capital gain distributions from Underlying Affiliated Portfolios	886,546

1,514,979

Net unrealized appreciation (depreciation) during the period on investments	4,147,334

Net gain (loss) on investment transactions	5,662,313

Net increase (decrease) in net assets resulting from operations	$6,809,004

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:

Net investment income (loss)	$1,146,691	$(42,492)
Net realized gain (loss) on investment transactions	1,514,979	99,609
Net unrealized appreciation (depreciation) during the period on investment transactions	4,147,334	1,456,478

Net increase (decrease) in net assets resulting from operations	6,809,004	1,513,595

Distributions to shareholders from:

Net realized gains:

Class B	(98,563)	—
Portfolio share transactions:

Class B

Proceeds from shares sold	129,422,492	37,742,213
Reinvestment of distributions	98,563	—
Cost of shares redeemed	(3,450,269)	(721,827)

Net increase (decrease) in net assets from Class B share transactions	126,070,786	37,020,386

Increase (decrease) in net assets	132,781,227	38,533,981
Net assets at beginning of period	38,533,981	—

Net assets at end of period (including undistributed net investment income of $1,492,734 and $0, respectively)	$171,315,208	$38,533,981

Other Information
Class B

Shares outstanding at beginning of period	3,555,593	—
Shares sold	11,805,548	3,624,260
Shares issued to shareholders in reinvestment of distributions	9,229	—
Shares redeemed	(308,931)	(68,667)
Net increase (decrease) in Class B shares	11,505,846	3,555,593

Shares outstanding at end of period	15,061,439	3,555,593

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.84	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	.43	.87

Total from investment operations	.55	.84

Less distributions from:

Net realized gains	(.02)	—

Net asset value, end of period	$11.37	$10.84

Total Return (%)[c,d]	5.06	8.40	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	39
Ratio of expenses before expense reductions (%)[e]	.66	1.53	*
Ratio of expenses after expense reductions (%)[e]	.61	.75	*
Ratio of net investment income (%)	1.15	(.68	)*
Portfolio turnover rate (%)	14	13	*

[a]	For the period from August 16, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Total return would have been lower if the Advisor had not maintained some Underlying Portfolio’s expenses.
[e]	The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio’s prospectus for specific details regarding its investment and risk profile.

Portfolio’s Class A Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2005	3.74%	3.81%
December 31, 2004	1.62%	1.63%

Portfolio’s Class B Shares Yield	7-day current yield	7-day compounded effective yield
December 31, 2005	3.38%	3.43%
December 31, 2004	1.24%	1.25%

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Portfolio over a 7-day period expressed as an annual percentage rate of the Portfolio’s shares outstanding. The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Information About Your Portfolio’s Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,016.50	$1,014.60
Expenses Paid per $1,000*	$2.69	$4.57

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,022.53	$1,020.67
Expenses Paid per $1,000*	$2.70	$4.58

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.53%	.90%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Money Market VIP

During the 12-month period ended December 31, 2005, the US Federal Reserve Board (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate1 was raised to 4.25% in eight quarter-percentage-point increments in 2005. At the end of December 2005, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, was close to a four-year high, at 4.84%.

For the 12-month period ended December 31, 2005, the Portfolio provided a total return of 2.80% (Class A shares, unadjusted for contract charges). Please see page 100 for standardized performance as of December 31, 2005.

For the period, our strategy was to keep the Portfolio’s average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month-maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the market offered more attractive yields at longer maturities, we added some longer-term issues. During the period, we maintained a target allocation of approximately 25% to 30% in floating-rate securities. Our decision to maintain this allocation helped performance during the period. There were no significant detractors from performance. Going forward, we will continue our insistence on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio’s prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

[1]	Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	12/31/05	12/31/04
Commercial Paper	32%	41%
Short Term Notes	30%	22%
Certificates of Deposit and Bank Notes	25%	12%
Repurchase Agreements	7%	8%
Funding Agreement	4%	3%
US Government Sponsored Agencies***	2%	11%
Promissory Notes	—	3%

	100%	100%

***	Not backed by the full faith and credit of the US Government.

Weighted Average Maturity*
DWS Variable Series II — DWS Money Market VIP	35 days	30 days
First Tier Money Fund Average	38 days	36 days

*	The Portfolio is compared to its respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include US Other Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 104. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th day of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Money Market VIP

	Principal Amount ($)	Value ($)
Certificates of Deposit and Bank Notes 25.2%
Banco Bilbao Vizcaya Argentaria SA, 4.055%, 1/11/2006	14,000,000	13,998,762
Bank of Tokyo-Mitsubishi, 4.38%, 1/17/2006	15,000,000	15,000,000
Depfa Bank PLC, 3.22%, 2/6/2006	3,000,000	3,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	3,000,000	3,000,000
Norinchukin Bank:
4.3%, 1/25/2006	6,000,000	6,000,000
4.3%, 1/31/2006	9,000,000	9,000,000
Societe Generale, 3.265%, 3/3/2006	3,000,000	3,000,000
Toronto Dominion Bank, 3.75%, 5/16/2006	3,000,000	2,999,891
UniCredito Italiano SpA, 3.8%, 6/15/2006	3,000,000	3,000,000
Wells Fargo Bank NA, 4.31%, 1/26/2006	15,000,000	15,000,000

Total Certificates of Deposit and Bank Notes (Cost $73,998,653)		73,998,653

Commercial Paper** 32.0%
Abbey National PLC, 4.45%, 1/3/2006	14,000,000	13,996,539
Atlantis One Funding Corp., 3.93%, 3/1/2006	3,000,000	2,980,678
CIT Group, Inc., 4.21%, 2/8/2006	14,000,000	13,937,786
Giro Funding US Corp., 4.33%, 1/27/2006	12,000,000	11,962,473
Greyhawk Funding LLC, 4.205%, 2/1/2006	14,000,000	13,949,306
Lake Constance Funding LLC, 3.99%, 1/3/2006	12,000,000	11,997,340
Liberty Street Funding, 4.36%, 2/2/2006	8,000,000	7,968,996
Perry Global Funding LLC, Series A, 4.31%, 1/26/2006	14,000,000	13,958,097
Swedish National Housing Finance Corp., 3.925%, 3/2/2006	3,000,000	2,980,375

Total Commercial Paper (Cost $93,731,590)		93,731,590

US Government Sponsored Agencies*** 2.1%
Federal National Mortgage Association:
4.0%, 8/8/2006	3,000,000	3,000,000
4.03%, 7/21/2006	3,000,000	3,000,000

Total US Government Sponsored Agencies (Cost $6,000,000)		6,000,000

Funding Agreement 4.1%
New York Life Insurance Co., 4.57%*, 9/19/2006 (Cost $12,000,000)	12,000,000	12,000,000

Short Term Notes* 30.0%
American Express Credit Corp., 4.32%, 1/9/2007	6,000,000	5,999,349
American Honda Finance Corp., 4.461%, 6/22/2006	2,000,000	2,000,000
BNP Paribas, 144A, 4.349%, 1/26/2007	3,000,000	3,000,000
Canadian Imperial Bank of Commerce, 4.5%, 12/4/2006	6,000,000	6,003,836
Greenwich Capital Holdings, Inc., 4.33%, 6/20/2006	11,000,000	11,000,000
International Business Machines Corp., 144A, 4.329%, 3/8/2006	3,000,000	3,000,000
K2 (USA) LLC, 4.32%, 2/1/2006	16,000,000	16,000,665
Links Finance LLC, 4.325%, 5/22/2006	6,000,000	5,999,762
M&I Marshall & Ilsley Bank, 144A, 4.349%, 12/15/2006	4,000,000	4,000,000
Merrill Lynch & Co., Inc.:
4.36%, 5/5/2006	3,000,000	3,000,820
4.547%, 3/17/2006	10,000,000	10,001,500
Skandinaviska Enskila Banken, 144A, 4.38%, 7/18/2006	3,000,000	3,000,000
Tango Finance Corp., 144A, 4.08%, 9/18/2006	15,000,000	14,999,715

Total Short Term Notes (Cost $88,005,647)		88,005,647

Repurchase Agreements 6.5%
State Street Bank & Trust Co., 3.20%, dated 12/30/2005, to be repurchased at $190,068 on 1/3/2006 (a)	190,000	190,000
The Goldman Sachs Co., Inc., 4.33%, dated 12/30/2005, to be repurchased at $19,009,141 on 1/3/2006 (b)	19,000,000	19,000,000

Total Repurchase Agreements (Cost $19,190,000)		19,190,000

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $292,925,890)+	99.9	292,925,890
Other Assets and Liabilities, Net	0.1	287,145

Net Assets	100.0	293,213,035

Notes to DWS Money Market VIP Portfolio of Investments

+	The cost for federal income tax purposes was $292,925,890.
*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
**	Annualized yield at time of purchase; not a coupon rate.
***	Not backed by the full faith and credit of the US Government.
(a)	Collateralized by $200,000 Federal Home Loan Mortgage Corp., Zero Coupon, maturing on 5/2/2006 with a value of $196,966.
(b)	Collateralized by $19,379,990, Federal National Mortgage Association, with various coupon rates from 3.88-4.91%, and various maturity dates from 10/1/2034 to 10/1/2035 with a value of $19,380,000.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at amortized cost (cost $273,735,890)	$273,735,890
Repurchase agreements, at amortized cost (cost $19,190,000)	19,190,000

Total investments in securities, at amortized cost (cost $292,925,890)	292,925,890

Cash	235
Interest receivable	957,625
Receivable for Portfolio shares sold	324,766
Other assets	8,798

Total assets	294,217,314

Liabilities
Dividends payable	472,726
Payable for Portfolio shares redeemed	307,476
Accrued management fee	114,865
Other accrued expenses and payables	109,212

Total liabilities	1,004,279

Net assets, at value	$293,213,035

Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(40,899)

Paid-in capital	293,253,934

Net assets, at value	$293,213,035

Class A
Net Asset Value, offering and redemption price per share ($234,968,082 ÷ 235,000,612 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Class B
Net Asset Value, offering and redemption price per share ($58,244,953 ÷ 58,249,841 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$1.00

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Interest	$10,304,352
Expenses:

Management fee	1,440,420
Custodian fees	21,483
Distribution service fees (Class B)	140,673
Record keeping fees (Class B)	68,021
Auditing	41,630
Legal	12,884
Trustees’ fee and expenses	12,637
Reports to shareholders	91,640
Other	17,743

Total expenses, before expense reductions	1,847,131

Expense reductions	(5,083)

Total expenses, after expense reductions	1,842,048

Net investment income (loss)	8,462,304

Net realized gain (loss) on investment transactions	1,179

Net increase (decrease) in net assets resulting from operations	$8,463,483

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:
Net investment income	$8,462,304	$3,038,989
Net realized gain (loss) on investment transactions	1,179	3,830

Net increase (decrease) in net assets resulting from operations	8,463,483	3,042,819

Distributions to shareholders from:

Net investment income:

Class A	(7,099,842)	(2,746,531)
Class B	(1,362,462)	(313,926)
Portfolio share transactions:

Class A

Proceeds from shares sold	227,608,429	220,350,001
Reinvestment of distributions	6,884,287	2,679,083
Cost of shares redeemed	(240,799,854)	(308,224,544)

Net increase (decrease) in net assets from Class A share transactions	(6,307,138)	(85,195,460)

Class B

Proceeds from shares sold	83,177,262	69,563,948
Reinvestment of distributions	1,303,053	295,489
Cost of shares redeemed	(78,947,805)	(83,569,264)

Net increase (decrease) in net assets from Class B share transactions	5,532,510	(13,709,827)

Increase (decrease) in net assets	(773,449)	(98,922,925)
Net assets at beginning of period	293,986,484	392,909,409

Net assets at end of period (including accumulated distributions in excess of net investment income of $40,899 and $42,078, respectively)	$293,213,035	$293,986,484

Other Information
Class A

Shares outstanding at beginning of period	241,307,750	326,503,210
Shares sold	227,608,429	220,350,001
Shares issued to shareholders in reinvestment of distributions	6,884,287	2,679,083
Shares redeemed	(240,799,854)	(308,224,544)
Net increase (decrease) in Class A shares	(6,307,138)	(85,195,460)

Shares outstanding at end of period	235,000,612	241,307,750

Class B

Shares outstanding at beginning of period	52,717,331	66,427,158
Shares sold	83,177,262	69,563,948
Shares issued to shareholders in reinvestment of distributions	1,303,053	295,489
Shares redeemed	(78,947,805)	(83,569,264)
Net increase (decrease) in Class B shares	5,532,510	(13,709,827)

Shares outstanding at end of period	58,249,841	52,717,331

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:

Net investment income	.028	.009	.007	.013	.037

Total from investment operations	.028	.009	.007	.013	.037

Less distributions from:

Net investment income	(.028)	(.009)	(.007)	(.013)	(.037)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return (%)	2.80	.91	.72	1.35	3.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	235	241	326	570	671
Ratio of expenses (%)	.52	.53	.54	.54	.55
Ratio of net investment income (%)	2.77	.88	.73	1.35	3.39

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000

Income from investment operations:

Net investment income	.024	.005	.004	.007

Total from investment operations	.024	.005	.004	.007

Less distributions from:

Net investment income	(.024)	(.005)	(.004)	(.007)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000

Total Return (%)	2.42	.52	.42	.67	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	53	66	3
Ratio of expenses before expense reductions (%)	.89	.91	.93	.79	*
Ratio of expenses after expense reductions (%)	.89	.91	.92	.64	*
Ratio of net investment income (%)	2.40	.50	.35	1.11	*

a	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Oak Strategic Equity VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns for life of portfolio for Class A shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Oak Strategic Equity VIP from 5/1/2001 to 12/31/2005

☐ DWS Oak Strategic Equity VIP — Class A ☐ Russell 1000 Growth Index	The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Oak Strategic Equity VIP	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$9,599	$14,566	$6,671
Average annual total return	-4.01%	13.36%	-8.31%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$9,350
Average annual total return	5.26%	13.23%	-1.43%

DWS Oak Strategic Equity VIP	1-Year	3-Year	Life of Class**
Class B
Growth of $10,000	$9,550	$14,367	$13,056
Average annual total return	-4.50%	12.84%	7.92%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$13,216
Average annual total return	5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Oak Strategic Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,057.10	$1,054.50
Expenses Paid per $1,000*	$5.50	$7.35

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,019.86	$1,018.05
Expenses Paid per $1,000*	$5.40	$7.22

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Oak Strategic Equity VIP	1.06%	1.42%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Oak Strategic Equity VIP

DWS Oak Strategic Equity VIP returned -4.01% (Class A shares, unadjusted for contract charges) for the year ended December 31, 2005, compared with 5.26% by its benchmark, the Russell 1000 Growth Index.

Three-quarters of the Portfolio’s underperformance was due to stock selection. The other one-quarter of underperformance was due to sector selection.

Stock selection within the information technology (IT) sector was particularly damaging. The Portfolio’s holdings in Dell (not held in the Portfolio as of December 31, 2005) and Symantec Corp. hurt performance in this area the most. Stock selection within the consumer discretionary sector also detracted from performance, with eBay, Inc. falling 26% for the year.

Balancing underperformance, stock selection within the health care and financial sectors contributed to the Portfolio’s performance. Affymetrix, Inc., Amgen, Inc., Teva Pharmaceutical Industries, Ltd. and Charles Schwab Corp. were all up more than 20%.

In regard to sector selection, the Portfolio’s underweight in the energy sector and overweight1 in the IT sector were significant to performance. A strong rise in oil prices drove the Portfolio’s benchmark higher (even though the benchmark has a weighting of only 2.57% in the energy sector); but it drove the Portfolio (which did not have an investment in the energy sector) 92 basis points lower. The energy and IT sectors often perform inversely, and the Portfolio’s overweight in IT sector subtracted another 88 basis points. Balancing this, the Portfolio’s underweight in the underperforming consumer areas boosted performance.

As we look at the economy, we continue to believe the trend is away from physical assets, such as commodities, and toward intellectual assets, such as technology and medicine. We believe this is confirmed by the backdrop of low interest rates and inflation, which tend to make hard assets less attractive. That said, with the underinvestment that has occurred in some of these areas, such as energy, there are going to be times when they outperform the knowledge-based sectors, as they did in 2005.

James D. Oelschlager

Portfolio Manager

Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[1]	“Overweight” means the Portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Oak Strategic Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	99%
Cash Equivalents	1%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	49%	56%
Health Care	21%	15%
Consumer Discretionary	12%	9%
Financials	11%	14%
Industrials	7%	6%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 113. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Oak Strategic Equity VIP

	Shares	Value ($)
Common Stocks 99.1%
Consumer Discretionary 11.7%
Household Durables 2.0%
Harman International Industries, Inc.	15,000	1,467,750
Internet & Catalog Retail 9.7%
Amazon.com, Inc.*	62,000	2,923,300
eBay, Inc.*	101,200	4,376,900

		7,300,200

Financials 10.8%
Capital Markets 6.5%
Charles Schwab Corp.	335,400	4,920,318

Diversified Financial Services 4.3%
Citigroup, Inc.	65,800	3,193,274

Health Care 21.1%
Biotechnology 8.6%
Affymetrix, Inc.* (a)	57,000	2,721,750
Amgen, Inc.*	47,300	3,730,078

		6,451,828

Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	63,000	3,626,910

Pharmaceuticals 7.7%
Pfizer, Inc.	96,200	2,243,384
Teva Pharmaceutical Industries Ltd. (ADR)	83,000	3,569,830

		5,813,214

Industrials 7.3%
Electrical Equipment 2.7%
Rockwell Automation, Inc.	34,000	2,011,440
Machinery 4.6%
Caterpillar, Inc.	59,800	3,454,646

Information Technology 48.2%
Communications Equipment 14.5%
Cisco Systems, Inc.*	204,600	3,502,752
Juniper Networks, Inc.*	134,900	3,008,270
QUALCOMM, Inc.	101,500	4,372,620

		10,883,642

Computers & Peripherals 2.5%
Avid Technology, Inc.* (a)	35,000	1,916,600

Electronic Equipment & Instruments 1.9%
Symbol Technologies, Inc.	113,600	1,456,352

Internet Software & Services 4.0%
Google, Inc. “A”*	7,200	2,986,992

IT Consulting & Services 4.5%
Cognizant Technology Solutions Corp. “A”*	67,500	3,398,625

Semiconductors & Semiconductor Equipment 13.0%
Applied Materials, Inc.	193,400	3,469,596
Linear Technology Corp.	93,100	3,358,117
Maxim Integrated Products, Inc.	80,950	2,933,628

		9,761,341

Software 7.8%
Electronic Arts, Inc.*	65,000	3,400,150
Symantec Corp.*	141,000	2,467,500

		5,867,650

Total Common Stocks (Cost $67,105,407)		74,510,782

Securities Lending Collateral 5.4%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $4,093,342)	4,093,342	4,093,342

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (d) (Cost $803,142)	803,142	803,142

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $72,001,891)+	105.6	79,407,266
Other Assets and Liabilities, Net	(5.6)	(4,202,995)

Net Assets	100.0	75,204,271

Notes to DWS Oak Strategic Equity VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $72,010,417. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $7,396,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,331,216 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,934,367.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $4,029,642 which is 5.4% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $67,105,407) — including $4,029,642 of securities loaned	$74,510,782
Investment in Daily Assets Fund Institutional (cost $4,093,342)*	4,093,342
Investment in Cash Management QP Trust (cost $803,142)	803,142

Total investments in securities, at value (cost $72,001,891)	79,407,266

Dividends receivable	25,074
Interest receivable	2,434
Receivable for Portfolio shares sold	40,626
Other assets	2,045

Total assets	79,477,445

Liabilities
Payable for Portfolio shares redeemed	54,018
Payable upon return of securities loaned	4,093,342
Accrued management fee	53,534
Other accrued expenses and payables	72,280

Total liabilities	4,273,174

Net assets, at value	$75,204,271

Net Assets
Net assets consist of:

Accumulated distribution in excess of net investment income	(143)
Net unrealized appreciation (depreciation) on investments	7,405,375
Accumulated net realized gain (loss)	(9,744,999)

Paid-in capital	77,544,038

Net assets, at value	$75,204,271

Class A

Net Asset Value, offering and redemption price per share ($54,725,040 ÷ 8,210,458 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.67

Class B

Net Asset Value, offering and redemption price per share ($20,479,231 ÷ 3,110,602 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.58

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $1,435)	$573,804
Interest — Cash Management QP Trust	16,185
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,067

Total Income	594,056

Expenses:

Management fee	719,073
Custodian and accounting fees	59,948
Distribution service fees (Class B)	50,458
Record keeping fees (Class B)	30,698
Auditing	43,860
Legal	14,817
Trustees’ fees and expenses	4,003
Reports to shareholders	30,488
Other	6,989

Total expenses before expense reductions	960,334

Expense reductions	(9,552)

Total expenses after expense reductions	950,782

Net investment income (loss)	(356,726)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,188,803
Net unrealized appreciation (depreciation) during the period on investments	(4,994,935)

Net gain (loss) on investment transactions	(3,806,132)

Net increase (decrease) in net assets resulting from operations	$(4,162,858)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(356,726)	$9,115
Net realized gain (loss) on investment transactions	1,188,803	(429,310)
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,994,935)	935,994

Net increase (decrease) in net assets resulting from operations	(4,162,858)	515,799

Distributions to shareholders from:

Net investment income:

Class A	(9,542)	—
Portfolio share transactions:

Class A

Proceeds from shares sold	2,962,547	11,773,909
Reinvestment of distributions	9,542	—
Cost of shares redeemed	(15,883,679)	(16,798,283)

Net increase (decrease) in net assets from Class A share transactions	(12,911,590)	(5,024,374)

Class B

Proceeds from shares sold	3,152,311	12,325,908
Cost of shares redeemed	(3,375,229)	(1,539,908)

Net increase (decrease) in net assets from Class B share transactions	(222,918)	10,786,000

Increase (decrease) in net assets	(17,306,908)	6,277,425
Net assets at beginning of period	92,511,179	86,233,754

Net assets at end of period (including accumulated distribution in excess of net investment income and undistributed net investment income of $143 and $3,260, respectively)	$75,204,271	$92,511,179

Other Information
Class A

Shares outstanding at beginning of period	10,189,476	11,043,224
Shares sold	457,824	1,718,999
Shares issued to shareholders in reinvestment of distributions	1,534	—
Shares redeemed	(2,438,376)	(2,572,747)
Net increase (decrease) in Class A shares	(1,979,018)	(853,748)

Shares outstanding at end of period	8,210,458	10,189,476

Class B

Shares outstanding at beginning of period	3,140,946	1,533,571
Shares sold	492,232	1,851,499
Shares redeemed	(522,576)	(244,124)
Net increase (decrease) in Class B shares	(30,344)	1,607,375

Shares outstanding at end of period	3,110,602	3,140,946

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$6.95	$6.86	$4.58	$7.60	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	(.02)	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.26)	.08	2.31	(3.00)	(2.38)

Total from investment operations	(.28)	.09	2.28	(3.02)	(2.40)

Less distributions from:

Net investment income	.00[d]	—	—	—	—

Net asset value, end of period	$6.67	$6.95	$6.86	$4.58	$7.60

Total Return (%)	(4.01)	1.31	49.78	(39.74)	(24.00	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	71	76	41	44
Ratio of expenses before expense reductions (%)	1.10	1.10	1.13	.96	1.44	*
Ratio of expenses after expense reductions (%)	1.10	1.10	1.13	.96	1.15	*
Ratio of net investment income (%)	(.35)	.08	(.48)	(.30)	(.43	)*
Portfolio turnover rate (%)	19	39	6	16	3	*

[a]	For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Amount is less than $.005.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$6.89	$6.83	$4.58	$5.04

Income (loss) from investment operations:

Net investment income (loss)[b]	(.04)	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.27)	.08	2.31	(.44)

Total from investment operations	(.31)	.06	2.25	(.46)

Net asset value, end of period	$6.58	$6.89	$6.83	$4.58

Total Return (%)	(4.50)[c]	.88	49.13	(9.13	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	10	.4
Ratio of expenses before expense reductions (%)	1.50	1.49	1.52	1.21	*
Ratio of expenses after expense reductions (%)	1.46	1.49	1.52	1.21	*
Ratio of net investment income (%)	(.71)	(.20)	(.87)	(.68	)*
Portfolio turnover rate (%)	19	39	6	16

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Salomon Aggressive Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Salomon Aggressive Growth VIP from 5/1/2001 to 12/31/2005

☐ DWS Salomon Aggressive Growth VIP — Class A ☐ Russell 3000 Growth Index+ ☐ Russell MidCap Growth Index

The Russell 3000 Growth Index+ is an unmanaged index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 3000 Growth Index. The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth vales. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Salomon Aggressive Growth VIP	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,354	$17,237	$10,480
Average annual total return	13.54%	19.90%	1.01%
Russell 3000 Growth Index+
Growth of $10,000	$10,517	$14,728	$9,516
Average annual total return	5.17%	13.78%	-1.06%
Russell MidCap Growth Index
Growth of $10,000	$11,210	$18,474	$12,252
Average annual total return	12.10%	22.70%	4.45%

DWS Salomon Aggressive Growth VIP	1-Year	3-Year	Life of Class**
Class B
Growth of $10,000	$11,322	$17,068	$15,914
Average annual total return	13.22%	19.51%	14.20%
Russell 3000 Growth Index+
Growth of $10,000	$10,517	$14,728	$13,340
Average annual total return	5.17%	13.78%	8.58%
Russell MidCap Growth Index
Growth of $10,000	$11,210	$18,474	$16,702
Average annual total return	12.10%	22.70%	15.78%
The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.
+	On August 1, 2005, the Russell 3000 Growth Index replaced the Russell MidCap Growth Index as the portfolio’s benchmark index because the Advisor believes it is more appropriate to measure the portfolio’s performance against the Russell 3000 Growth Index as it more accurately reflects the portfolio’s new investment goal and strategy.

Information About Your Portfolio’s Expenses

DWS Salomon Aggressive Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,120.90	$1,118.80
Expenses Paid per $1,000*	$5.51	$7.58

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.01	$1,018.05
Expenses Paid per $1,000*	$5.24	$7.22

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Salomon Aggressive Growth VIP	1.03%	1.42%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Salomon Aggressive Growth VIP

Class A shares of DWS Salomon Aggressive Growth VIP1 returned 13.54% (unadjusted for contract charges) for the 12-month period ended December 31, 2005. In comparison, the benchmark Russell 3000 Growth Index returned 5.17% for the same period.

After trading in a limited range for most of the year, the broad stock market staged a rally in the fourth quarter of 2005. This helped produce both quarterly and annual gains for the equity market.

Energy sector stocks were clearly the biggest winners for the past year, buoyed by crude oil’s temporary spike to over $70 per barrel in the wake of August’s Hurricane Katrina. The Portfolio held an overweight position in energy for the period, with a focus on oil production services and equipment stocks that boosted performance.

Despite a relative underweight position in information technology (IT), the Portfolio’s holdings in IT made a meaningful contribution to performance.

The Portfolio’s overweight position in health care, with a concentration in biotechnology and biopharmaceuticals, along with a significant holding in the managed care industry, also helped performance.

While the Portfolio’s financial sector holdings contributed to performance, holdings in the consumer discretionary sector, especially cable TV industry holdings, and industrials sector stocks detracted from performance for the period.

The Portfolio’s top ten holdings as of December 31, 2005 were Lehman Brothers Holdings, Inc., UnitedHealth Group, Inc., Anadarko Petroleum Corp., Forest Laboratories, Inc., Weatherford International Ltd., Genzyme Corp., Amgen, Inc., Biogen Idec, Inc., Chiron Corp. and Tyco International Ltd. (Asset allocation is subject to change.)

Richard Freeman

Portfolio Manager Salomon

Brothers Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distribution, and does not guarantee future results. Investment return and principal fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract fees”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

[1]	Prior to August 1, 2005 the underlying Portfolio was called the SVS INVESCO Dynamic Growth Portfolio and was managed by another portfolio manager.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book rations and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, so not reflect any fees or expenses. It is not possible to invest directly in an index.

The Russell MidCap Growth Index is an unmanaged index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth vales. The stocks are also members of the Russell 1000 Growth Index.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Salomon Aggressive Growth VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	92%	94%
Cash Equivalents	6%	5%
Exchange Traded Funds	2%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Health Care	37%	17%
Information Technology	16%	22%
Consumer Discretionary	15%	21%
Energy	13%	6%
Financials	10%	11%
Industrials	9%	16%
Telecommunication Services	—	3%
Materials	—	3%
Consumer Staples	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Salomon Aggressive Growth VIP

	Shares	Value ($)
Common Stocks 91.5%
Consumer Discretionary 14.1%
Media 13.7%
Cablevision Systems Corp. (New York Group) “A”*	39,000	915,330
Comcast Corp. “A”*	6,000	155,760
Comcast Corp. (Special) “A”*	67,000	1,721,230
Discovery Holding Co. “A”*	8,000	121,200
Liberty Global, Inc. “A”*	4,000	90,000
Liberty Global, Inc. “C”*	4,100	86,920
Liberty Media Corp. “A”*	102,000	802,740
Time Warner, Inc.	84,500	1,473,680
Viacom, Inc. “B”*	15,000	489,000
Walt Disney Co.	31,500	755,055

		6,610,915

Specialty Retail 0.4%
Charming Shoppes, Inc.*	13,800	182,160

Energy 11.9%
Energy Equipment & Services 7.0%
Grant Prideco, Inc.*	26,400	1,164,768
Weatherford International Ltd.*	61,000	2,208,200

		3,372,968

Oil, Gas & Consumable Fuels 4.9%
Anadarko Petroleum Corp.	24,500	2,321,375

Financials 9.0%
Capital Markets 8.5%
Lehman Brothers Holdings, Inc.	20,000	2,563,400
Merrill Lynch & Co., Inc.	22,500	1,523,925

		4,087,325

Diversified Financial Services 0.5%
CIT Group, Inc.	4,300	222,654
Health Care 34.3%
Biotechnology 19.1%
Amgen, Inc.*	27,500	2,168,650
Biogen Idec, Inc.*	45,500	2,062,515
Chiron Corp.*	44,500	1,978,470
Genentech, Inc.*	2,500	231,250
Genzyme Corp.*	30,800	2,180,024
Millennium Pharmaceuticals, Inc.*	30,900	299,730
Vertex Pharmaceuticals, Inc.*	9,000	249,030

		9,169,669

Health Care Equipment & Supplies 0.5%
Biosite, Inc.*	4,000	225,160

Health Care Providers & Services 5.2%
UnitedHealth Group, Inc.	40,000	2,485,600

Pharmaceuticals 9.5%
Alkermes, Inc.*	7,500	143,400
Forest Laboratories, Inc.*	55,000	2,237,400
ImClone Systems, Inc.*	20,000	684,800
Johnson & Johnson	10,000	601,000
King Pharmaceuticals, Inc.*	25,000	423,000
Teva Pharmaceutical Industries Ltd. (ADR)	4,000	172,040
Valeant Pharmaceuticals International	17,000	307,360

		4,569,000

Industrials 8.0%
Aerospace & Defense 2.8%
L-3 Communications Holdings, Inc.	18,200	1,353,170

Industrial Conglomerates 4.0%
Tyco International Ltd.	67,000	1,933,620

Machinery 1.2%
Pall Corp.	21,500	577,490
Information Technology 14.2%
Communications Equipment 2.7%
C-COR, Inc.*	15,000	72,900
Motorola, Inc.	43,300	978,147
Nokia Oyj (ADR)	14,000	256,200

		1,307,247

Computers & Peripherals 3.3%
Maxtor Corp.*	62,500	433,750
SanDisk Corp.*	18,000	1,130,760

		1,564,510

Electronic Equipment & Instruments 0.0%
Cogent, Inc.*	126	2,858

Semiconductors & Semiconductor Equipment 7.2%
Broadcom Corp. “A”*	17,000	801,550
Cabot Microelectronics Corp.*	5,000	146,650
Cirrus Logic, Inc.*	15,000	100,200
Cree, Inc.*	5,500	138,820
DSP Group, Inc.*	6,000	150,360
Freescale Semiconductor, Inc. “B”*	4,000	100,680
Intel Corp.	18,500	461,760
Micron Technology, Inc.*	93,000	1,237,830
RF Micro Devices, Inc.*	19,000	102,790
Teradyne, Inc.*	15,500	225,835

		3,466,475

Software 1.0%
Advent Software, Inc.*	5,000	144,550
Autodesk, Inc.	7,900	339,305

		483,855

Total Common Stocks (Cost $41,163,214)		43,936,051

Exchange Traded Funds 2.0%
Nasdaq-100 Index Tracking Stock (Cost $966,394)	24,500	990,290

Cash Equivalents 6.1%
Cash Management QP Trust, 4.26% (a) (Cost $2,913,689)	2,913,689	2,913,689

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $45,043,297)+	99.6	47,840,030
Other Assets and Liabilities, Net	0.4	186,212

Net Assets	100.0	48,026,242

Notes to DWS Salomon Aggressive Growth VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $45,043,635. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $2,796,395. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,014,439 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,218,044.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $42,129,608)	$44,926,341
Investment in Cash Management QP Trust (cost $2,913,689)	2,913,689

Total investments in securities, at value (cost $45,043,297)	47,840,030

Cash	10,000
Dividends receivable	20,464
Interest receivable	4,461
Receivable for Portfolio share sold	219,176
Foreign taxes recoverable	34
Due from Advisor	13,256
Other assets	1,348

Total assets	48,108,769

Liabilities
Payable for investments purchased	1,920
Accrued management fee	4,372
Other accrued expenses and payables	76,235

Total liabilities	82,527

Net assets, at value	$48,026,242

Net Assets
Net assets consist of:

Accumulated net investment (loss)	(96)
Net unrealized appreciation (depreciation) on investments	2,796,733
Accumulated net realized gain (loss)	8,377,555

Paid-in capital	36,852,050

Net assets, at value	$48,026,242

Class A

Net Asset Value, offering and redemption price per share ($40,102,204 ÷ 3,827,569 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.48

Class B

Net Asset Value, offering and redemption price per share ($7,924,038 ÷ 765,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.36

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $714)	$205,820
Interest	1,950
Interest — Cash Management QP Trust	69,308
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,336

Total Income	280,414

Expenses:

Management fee	387,680
Custodian and accounting fees	93,465
Distribution service fees (Class B)	18,686
Record keeping fees (Class B)	10,854
Auditing	44,105
Legal	61,450
Trustees’ fees and expenses	1,621
Reports to shareholders	16,141
Other	7,952

Total expenses before expense reductions	641,954

Expense reductions	(121,031)

Total expenses after expense reductions	520,923

Net investment income (loss)	(240,509)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	11,411,158
Foreign currency related transactions	(3,917)

11,407,241

Net unrealized appreciation (depreciation) during the period on: Investments	(5,770,378)
Foreign currency related transactions	(40)

(5,770,418)

Net gain (loss) on investment transactions	5,636,823

Net increase (decrease) in net assets resulting from operations	$5,396,314

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(240,509)	$(298,559)
Net realized gain (loss) on investment transactions	11,407,241	4,643,201
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,770,418)	85,672

Net increase (decrease) in net assets resulting from operations	5,396,314	4,430,314

Portfolio share transactions:

Class A

Proceeds from shares sold	6,159,388	4,190,288
Cost of shares redeemed	(5,441,650)	(7,454,938)

Net increase (decrease) in net assets from Class A share transactions	717,738	(3,264,650)

Class B

Proceeds from shares sold	1,219,223	3,116,161
Cost of shares redeemed	(1,500,940)	(1,201,557)

Net increase (decrease) in net assets from Class B share transactions	(281,717)	1,914,604

Increase (decrease) in net assets	5,832,335	3,080,268
Net assets at beginning of period	42,193,907	39,113,639

Net assets at end of period (including accumulated net investment loss of $96 and $213, respectively)	$48,026,242	$42,193,907

Other Information
Class A

Shares outstanding at beginning of period	3,784,410	4,185,184
Shares sold	612,692	493,942
Shares redeemed	(569,533)	(894,716)
Net increase (decrease) in Class A shares	43,159	(400,774)

Shares outstanding at end of period	3,827,569	3,784,410

Class B

Shares outstanding at beginning of period	793,650	562,802
Shares sold	129,308	370,510
Shares redeemed	(157,757)	(139,662)
Net increase (decrease) in Class B shares	(28,449)	230,848

Shares outstanding at end of period	765,201	793,650

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$9.23	$8.24	$6.08	$8.80	$10.00
Income (loss) from investment operations:

Net investment income (loss)[b]	(.05)	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.05	2.22	(2.67)	(1.18)

Total from investment operations	1.25	.99	2.16	(2.72)	(1.20)

Net asset value, end of period	$10.48	$9.23	$8.24	$6.08	$8.80

Total Return (%)	13.54[c]	12.01[c]	35.53[c]	(30.91)	(12.00	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	35	34	25	23
Ratio of expenses before expense reductions (%)	1.44	1.48	1.46	1.14	1.97	*
Ratio of expenses after expense reductions (%)	1.16	1.30	1.30	1.14	1.30	*
Ratio of net investment income (loss) (%)	(.50)	(.71)	(.85)	(.71)	(.40	)*
Portfolio turnover rate (%)	166	133	115	79	40	*

a	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
b	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.15	$8.21	$6.07	$6.51
Income (loss) from investment operations:

Net investment income (loss)[b]	(.09)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	1.30	1.03	2.23	(.41)

Total from investment operations	1.21	.94	2.14	(.44)

Net asset value, end of period	$10.36	$9.15	$8.21	$6.07

Total Return (%)	13.22[c]	11.45[c]	35.26[c]	(6.76	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	5	.1
Ratio of expenses before expense reductions (%)	1.84	1.88	1.85	1.40	*
Ratio of expenses after expense reductions (%)	1.55	1.70	1.69	1.40	*
Ratio of net investment income (loss) (%)	(.89)	(1.11)	(1.24)	(.82	)*
Portfolio turnover rate (%)	166	133	115	79

a	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
b	Based on average shares outstanding during the period.
c	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Small Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns for Class B shares would have been lower.

Growth of an Assumed $10,000 Investment in DWS Small Cap Growth VIP from 12/31/1995 to 12/31/2005

☐ DWS Small Cap Growth VIP — Class A ☐ Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Small Cap Growth VIP	1-Year	3-Year	5-Year	10-Year
Class A
Growth of $10,000	$10,707	$15,803	$7,486	$18,295
Average annual total return	7.07%	16.48%	-5.63%	6.23%
Russell 2000 Growth Index
Growth of $10,000	$10,415	$17,685	$11,195	$15,807
Average annual total return	4.15%	20.93%	2.28%	4.69%

DWS Small Cap Growth VIP		1-Year	3-Year	Life of Class*
Class B
Growth of $10,000		$10,673	$15,634	$14,185
Average annual total return		6.73%	16.06%	10.51%
Russell 2000 Growth Index
Growth of $10,000		$10,415	$17,685	$14,921
Average annual total return		4.15%	20.93%	12.11%

The growth of $10,000 is cumulative.

*	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,059.70	$1,058.00
Expenses Paid per $1,000*	$3.74	$5.65

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,021.58	$1,019.71
Expenses Paid per $1,000*	$3.67	$5.55

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.72%	1.09%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Small Cap Growth VIP

The stock market was weighed down by concerns over rising interest rates and the possibility of a resurgence in inflation during the 12-month period ended December 31, 2005. Expressing concern about inflation, the US Federal Reserve Board (the Fed) has been raising short-term interest rates steadily since June 2004, but long-term rates continue to remain near historical lows. On the plus side, the US economy appears to be somewhat stronger than what might be expected at this stage of an expansion. Gross domestic product has expanded for 16 consecutive quarters, beginning in the fourth quarter of 2001, and corporate profits are still increasing. Other positive signs in 2005, which contributed to performance, included increases in business investment in capital projects and information technology.

For its most recent fiscal year, the Portfolio returned 7.07% (Class A shares, unadjusted for contract charges), outperforming the 4.15% return of the Russell 2000 Growth Index.

During the 12-month period, the Portfolio benefited from strong stock selection within the health care, information technology and consumer discretionary sectors. Although the Portfolio’s energy holdings delivered strong positive returns, they underperformed their energy counterparts in the benchmark index. An underweight in industrials also detracted from performance. Going forward, the managers are optimistic that the Portfolio will perform well in the current market environment.

Samuel A. Dedio

Robert S. Janis

Co-Lead Portfolio Managers

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a higher price-to-book ratio and higher forecasted growth values. Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (Excludes Security Lending Collateral)	12/31/05	12/31/04
Common Stocks	99%	97%
Cash Equivalent	1%	3%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Health Care	30%	24%
Information Technology	23%	29%
Consumer Discretionary	17%	22%
Financials	12%	8%
Energy	9%	3%
Consumer Staples	4%	5%
Industrials	4%	8%
Telecommunication Services	1%	—
Materials	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Small Cap Growth VIP

	Shares	Value ($)
Common Stocks 99.1%
Consumer Discretionary 16.5%
Hotels Restaurants & Leisure 9.8%
Buffalo Wild Wings, Inc.* (a)	95,000	3,154,950
McCormick & Schmick’s Seafood Restaurants, Inc.*	118,600	2,681,546
Orient-Express Hotels Ltd. “A”	155,800	4,910,816
P.F. Chang’s China Bistro, Inc.*	126,100	6,258,343
Red Robin Gourmet Burgers, Inc.* (a)	120,000	6,115,200
Shuffle Master, Inc.* (a)	180,700	4,542,798

		27,663,653

Textiles, Apparel & Luxury Goods 6.7%
Gildan Activewear, Inc. “A”*	150,100	6,431,785
Guess?, Inc.*	249,700	8,889,320
The Warnaco Group, Inc.*	134,500	3,593,840

		18,914,945

Consumer Staples 4.4%
Food & Staples Retailing 2.1%
Herbalife Ltd.*	182,400	5,931,648

Household Products 2.3%
Jarden Corp.* (a)	217,050	6,544,058

Energy 9.1%
Energy Equipment & Services 4.7%
Atwood Oceanics, Inc.*	61,500	4,798,845
Dresser-Rand Group, Inc.*	120,700	2,918,526
Grey Wolf, Inc.*	726,000	5,611,980

		13,329,351

Oil, Gas & Consumable Fuels 4.4%
Bill Barrett Corp.*	174,700	6,745,167
Comstock Resources, Inc.*	185,400	5,656,554

		12,401,721

Financials 12.0%
Banks 6.8%
PrivateBancorp, Inc.	115,800	4,119,006
Signature Bank*	206,500	5,796,455
Texas Capital Bancshares, Inc.*	168,700	3,780,567
Wintrust Financial Corp.	101,800	5,588,820

		19,284,848

Consumer Finance 3.4%
Euronet Worldwide, Inc.*	221,800	6,166,040
Heartland Payment Systems, Inc.* (a)	157,900	3,420,114

		9,586,154

Diversified Financial Services 1.8%
National Financial Partners Corp.	94,700	4,976,485

Health Care 29.7%
Health Care Equipment & Supplies 8.2%
American Medical Systems Holdings, Inc.*	244,100	4,352,303
ArthroCare Corp.*	157,400	6,632,836
Hologic, Inc.*	127,800	4,846,176
Schick Technologies, Inc.*	98,500	3,246,461
Viasys Healthcare, Inc.*	155,100	3,986,070

		23,063,846

Health Care Providers & Services 18.5%
Amedisys, Inc.* (a)	169,000	7,138,560
American Healthways, Inc.* (a)	126,500	5,724,125
AMERIGROUP Corp.*	299,100	5,820,486
Centene Corp.*	301,400	7,923,806
Chemed Corp.	107,300	5,330,664
Eclipsys Corp.*	242,000	4,581,060
HealthExtras, Inc.*	153,500	3,852,850
LCA-Vision, Inc. (a)	121,400	5,767,714
Psychiatric Solutions, Inc.*	100,500	5,903,370

		52,042,635

Pharmaceuticals 3.0%
Adams Respiratory Therapeutics, Inc.* (a)	100,600	4,090,396
ViroPharma, Inc.*	236,700	4,390,785

		8,481,181

Industrials 3.7%
Machinery
Actuant Corp. “A”	118,900	6,634,620
Watts Water Technologies, Inc. ”A”	125,600	3,804,424

		10,439,044

Information Technology 23.1%
Communications Equipment 2.4%
Foundry Networks, Inc.*	488,500	6,746,185

Electronic Equipment & Instruments 1.5%
Cognex Corp.	139,400	4,194,546

Internet Software & Services 4.3%
Digital River, Inc.* (a)	221,300	6,581,462
j2 Global Communications, Inc.* (a)	133,300	5,697,242

		12,278,704

Semiconductors & Semiconductor Equipment 6.2%
FormFactor, Inc.*	213,600	5,218,248
Power Integrations, Inc.*	262,100	6,240,601
Semtech Corp.*	324,800	5,930,848

		17,389,697

Software 8.7%
Hyperion Solutions Corp.*	180,300	6,458,346
Kronos, Inc.*	99,200	4,152,512
Mentor Graphics Corp.*	635,400	6,570,036
THQ, Inc.*	307,250	7,327,913

		24,508,807

Telecommunication Services 0.6%
Wireless Telecommunication Services
WiderThan Co., Ltd. (ADR)*	107,100	1,622,565

Total Common Stocks (Cost $229,588,114)		279,400,073

Preferred Stocks 0.0%
Information Technology
Software
FusionOne “D”* (b) (Cost $1,250,002)	230,203	0

Securities Lending Collateral 16.1%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $45,223,925)	45,223,925	45,223,925

Cash Equivalents 1.1%
Cash Management QP Trust, 4.26% (e) (Cost $3,043,683)	3,043,683	3,043,683

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $279,105,724)+	116.3	327,667,681
Other Assets and Liabilities, Net	(16.3)	(45,832,173)

Net Assets	100.0	281,835,508

Notes to DWS Small Cap Growth VIP Portfolio of Investments

+	The cost for federal income tax purposes was $279,201,364. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $48,466,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $52,589,521 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,123,204.
*	Non-income producing security.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $43,751,161 which is 15.5% of net assets.
(b)	The Portfolio may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Portfolio may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Portfolio’s decision to sell a restricted security and the point at which the Portfolio is permitted or able to sell such security, the Portfolio might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Portfolio. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities

Restricted Security	Acquisition Date	Acquisition Cost ($)	Value ($)	As % of Net Assets
FusionOne “D”	October 2000	1,250,002	0	0%

(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $230,838,116) — including $43,751,161 of securities loaned	$279,400,073
Investment in Daily Assets Fund Institutional (cost $45,223,925)*	45,223,925
Investment in Cash Management QP Trust (cost $3,043,683)	3,043,683

Total investments in securities, at value (cost $279,105,724)	327,667,681

Receivable for investments sold	208,066
Dividends receivable	14,205
Interest receivable	32,196
Receivable for Portfolio shares sold	31,237
Other assets	8,540

Total assets	327,961,925

Liabilities
Payable for Fund shares redeemed	652,450
Payable upon return of securities loaned	45,223,925
Accrued management fee	160,837
Other accrued expenses and payables	89,205

Total liabilities	46,126,417

Net assets, at value	$281,835,508

Net Assets
Net assets consist of:

Accumulated net investment loss	(11,255)
Net unrealized appreciation (depreciation) on investments	48,561,957
Accumulated net realized gain (loss)	(135,624,816)

Paid-in capital	368,909,622

Net assets, at value	$281,835,508

Class A

Net Asset Value, offering and redemption price per share ($243,106,860 ÷ 18,035,147 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.48

Class B

Net Asset Value, offering and redemption price per share ($38,728,648 ÷ 2,908,589 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.32

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends	$330,239
Interest — Cash Management QP Trust	190,158
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	115,056

Total Income	635,453

Expenses:

Management fee	1,681,135
Custodian fees	17,101
Distribution service fees (Class B)	85,045
Record keeping fees (Class B)	51,342
Auditing	59,636
Legal	9,966
Trustees’ fees and expenses	9,755
Reports to shareholders	64,028
Other	20,959

Total expenses before expense reductions	1,998,967

Expense reductions	(14,458)

Total expenses after expense reductions	1,984,509

Net investment income (loss)	(1,349,056)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	24,013,018
Net realized gains on investments not meeting investment guidelines of the Portfolio	49,496
Net unrealized appreciation (depreciation) during the period on investments	(117,156)

Net gain (loss) on investment transactions	23,945,358

Net increase (decrease) in net assets resulting from operations	$22,596,302

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(1,349,056)	$(1,143,378)
Net realized gain (loss) on investment transactions	24,013,018	9,898,921
Net realized gains on investments not meeting investment guidelines of the Portfolio	49,496	—
Net unrealized appreciation (depreciation) during the period on investment transactions	(117,156)	14,522,914

Net increase (decrease) in net assets resulting from operations	22,596,302	23,278,457

Portfolio share transactions:

Class A

Proceeds from shares sold	24,384,647	41,819,691
Net assets acquired in tax free reorganization	37,649,364	—
Cost of shares redeemed	(48,722,289)	(62,320,969)

Net increase (decrease) in net assets from Class A share transactions	13,311,722	(20,501,278)

Class B

Proceeds from shares sold	11,204,648	11,462,792
Net assets acquired in tax free reorganization	7,786,470	—
Cost of shares redeemed	(11,469,498)	(1,207,862)

Net increase (decrease) in net assets from Class B share transactions	7,521,620	10,254,930

Increase (decrease) in net assets	43,429,644	13,032,109
Net assets at beginning of period	238,405,864	225,373,755

Net assets at end of period (including accumulated net investment loss of $11,255 and $1,853, respectively)	$281,835,508	$238,405,864

Other Information
Class A

Shares outstanding at beginning of period	16,708,714	18,522,593
Shares sold	1,926,487	3,534,946
Shares issued in tax free reorganization	3,256,621	—
Shares redeemed	(3,856,675)	(5,348,825)
Net increase (decrease) in Class A shares	1,326,433	(1,813,879)

Shares outstanding at end of period	18,035,147	16,708,714

Class B

Shares outstanding at beginning of period	2,250,352	1,358,975
Shares sold	951,158	996,848
Shares issued in tax free reorganization	680,062	—
Shares redeemed	(972,983)	(105,471)
Net increase (decrease) in Class B shares	658,237	891,377

Shares outstanding at end of period	2,908,589	2,250,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$12.59	$11.34	$8.53	$12.80	$21.64

Income (loss) from investment operations:

Net investment income (loss)[a]	(.06)	(.05)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95	1.30	2.85	(4.25)	(6.27)

Total from investment operations	.89	1.25	2.81	(4.27)	(6.29)

Less distributions from:

Net realized gain on investment transactions	—	—	—	—	(2.52)
Return of capital	—	—	—	—	(.03)

Total distributions	—	—	—	—	(2.55)

Net asset value, end of period	$13.48	$12.59	$11.34	$8.53	$12.80

Total Return (%)	7.07 [b]	11.02	32.94	(33.36)	(28.91)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	243	210	210	154	232
Ratio of expenses (%)	.72	.71	.69	.71	.68
Ratio of net investment income (loss) (%)	(.47)	(.47)	(.41)	(.24)	(.12)
Portfolio turnover rate (%)	94	117	123	68	143

[a]	Based on average shares outstanding during the period.
[b]	In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio’s investment restrictions. This gain had no effect on the total return.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$12.48	$11.29	$8.52	$9.39

Income (loss) from investment operations:

Net investment income (loss)[b]	(.11)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.95	1.29	2.86	(.85)

Total from investment operations	.84	1.19	2.77	(.87)

Net asset value, end of period	$13.32	$12.48	$11.29	$8.52

Total Return (%)	6.73 [d]	10.54	32.51	(9.27	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	28	15	.5
Ratio of expenses before expense reductions (%)	1.12	1.10	1.08	.96	*
Ratio of expenses after expense reductions (%)	1.09	1.09	1.08	.96	*
Ratio of net investment income (loss) (%)	(.84)	(.85)	(.80)	(.39	)*
Portfolio turnover rate (%)	94	117	123	68

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio’s investment restrictions. This gain had no effect on the total return.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Strategic Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the price of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Strategic Income VIP from 5/1/1997 to 12/31/2005

☐ DWS Strategic Income VIP — Class A ☐ Citigroup World Government Bond Index ☐ JP Morgan Emerging Markets Bond Plus Index ☐ Merrill Lynch High Yield Master Index ☐ Lehman Brothers US Treasury Index

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries (including the US) with maturities greater than one year. JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets. The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below investment grade US dollar- denominated corporate bonds publicly issued in the US domestic market. Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Strategic Income VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,238	$11,991	$14,044	$15,485
Average annual total return	2.38%	6.24%	7.03%	5.18%
Citigroup World Government Bond Index
Growth of $10,000	$9,312	$11,809	$13,971	$16,526
Average annual total return	-6.88%	5.70%	6.92%	5.97%
JP Morgan Emerging Markets Bond Plus Index
Growth of $10,000	$11,186	$16,107	$18,255	$24,814
Average annual total return	11.86%	17.22%	12.79%	11.05%
Merrill Lynch High Yield Master Index
Growth of $10,000	$10,283	$14,491	$15,214	$17,015
Average annual total return	2.83%	13.16%	8.76%	6.32%
Lehman Brothers US Treasury Index
Growth of $10,000	$10,284	$12,091	$15,207	$18,844
Average annual total return	2.84%	6.53%	8.74%	7.58%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1997. Index returns begin April 30, 1997.

Comparative Results

DWS Strategic Income VIP	1-Year	Life of Class**
Class B
Growth of $10,000	$10,192	$11,363
Average annual total return	1.92%	4.91%
Citigroup World Government Bond Index
Growth of $10,000	$9,312	$11,317
Average annual total return	-6.88%	4.75%
JP Morgan Emerging Markets Bond Plus Index
Growth of $10,000	$11,186	$14,091
Average annual total return	11.86%	13.71%
Merrill Lynch High Yield Master Index
Growth of $10,000	$10,283	$12,835
Average annual total return	2.83%	9.81%
Lehman Brothers US Treasury Index
Growth of $10,000	$10,284	$11,788
Average annual total return	2.84%	6.36%

The growth of $10,000 is cumulative.

**	The Portfolio commenced offering Class B shares on May 1, 2003. Index returns begin April 30, 2003.

Information About Your Portfolio’s Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses for Class B shares would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,009.70	$1,007.00
Expenses Paid per $1,000*	$4.61	$6.12

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.62	$1,019.11
Expenses Paid per $1,000*	$4.63	$6.16

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.91%	1.21%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Strategic Income VIP

For the year, performance of the bond markets was mixed. Credit markets began to show more volatility as a result of investors’ concerns over rising interest rates, higher commodity prices, credit-specific events, and natural global disasters. Despite these concerns, emerging markets debt and high-yield continued to exhibit sound fundamentals and outperformed most other fixed income asset classes. As interest rates continued to rise, the US Treasury yield curve flattened, and the US dollar non-hedged performance of international bonds trailed returns of other bond markets due primarily to strength in the US dollar.

The Portfolio posted a 2.38% total return for the period ending December 31, 2005 (Class A shares, unadjusted for contract charges). This compares with the portfolio benchmarks’ returns of 11.86% for the JP Morgan Emerging Markets Bond Plus Index, 2.83% for the Merrill Lynch High Yield Master Index, 2.84% for the Lehman Brothers US Treasury Index and -6.88% for the Citigroup World Government Bond Index (US dollar terms — unhedged). (Please see page 20 for standardized performance as of December 31, 2005.)

During the year, we modestly decreased our exposure to high-yield bonds in view of the narrower yield advantage they provided, and consequently we increased our allocation to emerging market bonds. Our allocation to emerging markets and high-yield helped returns. In addition to the high-yield and emerging markets sectors, the Portfolio is also invested in high quality sovereign, agency and provincial bonds. These include US Treasury bonds, as well as debt of the United Kingdom, countries within the European Union and Yen-denominated bonds. Our Yen and euro exposure detracted from returns, as these currencies depreciated against the US dollar for the year.

William Chepolis, CFA

Andrew P. Cestone Robert Wang

Lead Portfolio Manager Portfolio Managers

Deutsche Investment Management Americas Inc

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

The Merrill Lynch High Yield Master Index is an unmanaged index which tracks the performance of below-investment-grade US dollar-denominated corporate bonds publicly issued in the United States domestic market.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Corporate Bonds	35%	40%
Foreign Bonds — US$ Denominated	24%	21%
Foreign Bonds — Non US$ Denominated	18%	19%
US Treasury Obligations	15%	13%
Cash Equivalents	5%	2%
US Government Sponsored Agencies	2%	4%
Other	1%	1%

	100%	100%

Quality (Excludes Securities Lending Collateral)	12/31/05	12/31/04
AAA*	31%	30%
AA	1%	2%
A	4%	4%
BBB	6%	5%
BB	20%	16%
B	25%	31%
CCC	5%	6%
Below CC	—	1%
Not Rated	8%	5%

	100%	100%

*	Includes cash equivalents

Interest Rate Sensitivity	12/31/05	12/31/04
Average maturity	7.6 years	7.5 years
Average duration	5.0 years	5.4 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio’s credit quality does not remove market risk.

For more complete details about the Portfolio’s investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 34.2%
Consumer Discretionary 8.4%
155 East Tropicana LLC, 8.75%, 4/1/2012	85,000	81,812
Adesa, Inc., 7.625%, 6/15/2012	30,000	29,850
Affinia Group, Inc., 9.0%, 11/30/2014	135,000	106,650
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	170,000	153,850
AutoNation, Inc., 9.0%, 8/1/2008	100,000	107,375
Aztar Corp., 7.875%, 6/15/2014 (b)	205,000	214,737
Cablevision Systems Corp., Series B, 8.716%**, 4/1/2009	40,000	40,400
Caesars Entertainment, Inc.:
8.875%, 9/15/2008	50,000	54,063
9.375%, 2/15/2007	55,000	57,269
Charter Communications Holdings LLC:
9.625%, 11/15/2009	50,000	37,000
10.25%, 9/15/2010	330,000	328,350
144A, 11.0%, 10/1/2015	346,000	290,640
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	145,000	110,200
CSC Holdings, Inc.:
7.25%, 7/15/2008	50,000	49,875
7.875%, 12/15/2007	190,000	193,325
Dex Media East LLC/Financial, 12.125%, 11/15/2012	466,000	545,220
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	155,000	127,875
EchoStar DBS Corp., 6.625%, 10/1/2014	55,000	52,731
Foot Locker, Inc., 8.5%, 1/15/2022	80,000	84,600
Ford Motor Co., 7.45%, 7/16/2031 (b)	25,000	17,000
General Motors Corp., 8.25%, 7/15/2023 (b)	25,000	16,063
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	205,000	229,600
Gregg Appliances, Inc., 9.0%, 2/1/2013	40,000	36,200
GSC Holdings Corp., 144A, 8.0%, 10/1/2012 (b)	170,000	159,800
Hertz Corp., 144A, 8.875%, 1/1/2014	195,000	198,656
ITT Corp., 7.375%, 11/15/2015	50,000	54,250
Jacobs Entertainment, Inc., 11.875%, 2/1/2009	370,000	392,663
Levi Strauss & Co.:
9.28% **, 4/1/2012	75,000	75,563
12.25%, 12/15/2012	20,000	22,300
Liberty Media Corp., 8.5%, 7/15/2029 (b)	20,000	19,807
Mandalay Resort Group, Series B, 10.25%, 8/1/2007	35,000	37,319
Mediacom Broadband LLC, 144A, 8.5%, 10/15/2015	60,000	55,575
Mediacom LLC, 9.5%, 1/15/2013 (b)	30,000	29,288
MGM MIRAGE:
8.375%, 2/1/2011 (b)	175,000	187,250
9.75%, 6/1/2007	95,000	100,106
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	60,000	64,050
NCL Corp., 10.625%, 7/15/2014	75,000	77,437
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	180,000	127,800
Paxson Communications Corp., Step-up Coupon, 0% to 1/15/2006, 12.25% to 1/15/2009 (b)	20,000	21,175
Petro Stopping Centers, 9.0%, 2/15/2012 (b)	120,000	120,600
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	180,000	191,700
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	185,000	178,525
PRIMEDIA, Inc.:
8.875%, 5/15/2011	65,000	59,963
9.715%**, 5/15/2010 (b)	200,000	192,250
Renaissance Media Group LLC, 10.0%, 4/15/2008	85,000	85,106
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	195,000	215,962
Schuler Homes, Inc., 10.5%, 7/15/2011	140,000	150,500
SGS International, Inc., 144A, 12.0%, 12/15/2013	50,000	50,082
Simmons Bedding Co.:
144A, Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014(b)	215,000	116,100
7.875%, 1/15/2014 (b)	45,000	41,625
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	125,000	128,750
8.75%, 12/15/2011	215,000	226,287
Sirius Satellite Radio, Inc., 144A, 9.625%, 8/1/2013	215,000	211,775
Toys “R” Us, Inc.:
6.875%, 8/1/2006	25,000	24,875
7.375%, 10/15/2018	95,000	68,400
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	390,000	380,250
TRW Automotive, Inc.:
11.0%, 2/15/2013	255,000	286,237
11.75%, 2/15/2013 EUR	35,000	47,859
United Auto Group, Inc., 9.625%, 3/15/2012	140,000	147,350
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	47,194
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14.0% to 12/31/2009	251,321	267,657
Young Broadcasting, Inc.:
8.75%, 1/15/2014 (b)	345,000	304,031
10.0%, 3/1/2011 (b)	40,000	37,450

		8,168,252

Consumer Staples 1.1%
Alliance One International, Inc., 144A, 11.0%, 5/15/2012	140,000	123,200
Birds Eye Foods, Inc., 11.875%, 11/1/2008	15,000	15,300
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	60,000	47,400

	Principal Amount ($)(a)	Value ($)
Delhaize America, Inc.:
8.05%, 4/15/2027	20,000	20,520
9.0%, 4/15/2031	55,000	64,659
GNC Corp., 8.5%, 12/1/2010	15,000	12,900
Harry & David Holdings, Inc., 9.41%**, 3/1/2012	35,000	35,262
North Atlantic Trading Co., 9.25%, 3/1/2012	415,000	273,900
Swift & Co.:
10.125%, 10/1/2009	70,000	72,275
12.5%, 1/1/2010	130,000	136,825
Viskase Co., Inc., 11.5%, 6/15/2011	245,000	260,925

		1,063,166

Energy 2.8%
Belden & Blake Corp., 8.75%, 7/15/2012	210,000	214,200
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	135,000	139,725
Chesapeake Energy Corp.:
6.5%, 8/15/2017	65,000	65,325
6.875%, 1/15/2016 (b)	145,000	148,625
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	40,000	39,400
7.125%, 5/15/2018 (b)	65,000	57,850
7.625%, 10/15/2026	40,000	35,600
8.75%, 2/15/2012 (b)	20,000	21,600
144A, 9.875%, 7/15/2010	290,000	317,912
El Paso Production Holding Corp., 7.75%, 6/1/2013	100,000	103,750
Frontier Oil Corp., 6.625%, 10/1/2011	40,000	40,800
Mission Resources Corp., 9.875%, 4/1/2011	10,000	10,500
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	160,000	160,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	200,000	177,000
Sonat, Inc., 7.0%, 2/1/2018	20,000	19,000
Southern Natural Gas, 8.875%, 3/15/2010	175,000	187,025
Stone Energy Corp.:
6.75%, 12/15/2014 (b)	255,000	241,613
8.25%, 12/15/2011	130,000	134,225
Transmeridian Exploration, Inc., 12.0%**, 12/15/2010	45,000	52,200
Williams Companies, Inc.:
8.125%, 3/15/2012	355,000	386,950
8.75%, 3/15/2032	115,000	133,400

		2,686,700

Financials 6.7%
Alamosa Delaware, Inc.:
8.5%, 1/31/2012	20,000	21,625
11.0%, 7/31/2010	65,000	73,288
12.0%, 7/31/2009	65,000	71,094
AmeriCredit Corp., 9.25%, 5/1/2009	340,000	357,850
Ashton Woods USA LLC, 144A, 9.5%, 10/1/2015	145,000	130,681
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	35,000	21,261
E*TRADE Financial Corp.:
144A, 7.375%, 9/15/2013 (b)	125,000	126,562
7.875%, 12/1/2015	120,000	123,900
8.0%, 6/15/2011	90,000	93,600
Ford Motor Credit Co.:
6.5%, 1/25/2007 (b)	65,000	62,886
7.25%, 10/25/2011 (b)	490,000	423,289
7.375%, 10/28/2009 (b)	440,000	390,230
General Motors Acceptance Corp.:
5.22%**, 3/20/2007	65,000	61,396

	Principal Amount ($)(a)	Value ($)
6.875%, 9/15/2011	220,000	200,628
8.0%, 11/1/2031 (b)	1,371,000	1,313,255
H&E Equipment/Finance, 11.125%, 6/15/2012	150,000	165,750
Poster Financial Group, Inc., 8.75%, 12/1/2011	175,000	180,250
PXRE Capital Trust I, 8.85%, 2/1/2027	95,000	93,338
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	165,000	186,037
Radnor Holdings Corp., 11.0%, 3/15/2010	125,000	101,250
Stripes Acquisition LLC, 144A, 10.625%, 12/15/2013	50,000	50,750
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,660,006
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	140,000	111,300
Triad Acquisition Corp., 144A, 11.125%, 5/1/2013	95,000	94,050
UGS Corp., 10.0%, 6/1/2012	130,000	141,700
Universal City Development, 11.75%, 4/1/2010	215,000	241,069

		6,497,045

Health Care 0.8%
Accellent, Inc., 144A, 10.5%, 12/1/2013	130,000	133,250
HEALTHSOUTH Corp., 10.75%, 10/1/2008 (b)	280,000	280,000
InSight Health Services Corp.:
144A, 9.174%**, 11/1/2011	35,000	33,863
Series B, 9.875%, 11/1/2011 (b)	50,000	37,750
Tenet Healthcare Corp., 144A, 9.25%, 2/1/2015	295,000	292,787

		777,650

Industrials 4.6%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	225,000	231,187
Allied Security Escrow Corp., 11.375%, 7/15/2011	135,000	130,146
Allied Waste North America, Inc.:
Series B, 5.75%, 2/15/2011 (b)	75,000	71,063
Series B, 9.25%, 9/1/2012	182,000	197,015
American Color Graphics, 10.0%, 6/15/2010	135,000	94,331
Avondale Mills, Inc., 144A, 11.065%**, 7/1/2012	70,000	67,900
Beazer Homes USA, Inc.:
6.875%, 7/15/2015 (b)	20,000	19,175
8.375%, 4/15/2012	95,000	98,800
8.625%, 5/15/2011	130,000	135,850
Browning-Ferris Industries:
7.4%, 9/15/2035	205,000	181,425
9.25%, 5/1/2021	20,000	20,600
Case New Holland, Inc., 9.25%, 8/1/2011	235,000	251,450
Cenveo Corp., 7.875%, 12/1/2013 (b)	115,000	110,975
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	179,000	157,520
Columbus McKinnon Corp., 10.0%, 8/1/2010	65,000	71,988
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	165,000	160,050
144A, 11.44%**, 7/1/2012	45,000	44,100
Congoleum Corp., 8.625%, 8/1/2008*	125,000	124,531
Cornell Companies, Inc., 10.75%, 7/1/2012	65,000	67,275
Dana Corp., 7.0%, 3/1/2029 (b)	165,000	118,387
DRS Technologies, Inc., 6.875%, 11/1/2013	30,000	28,688
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	255,000	271,575
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	135,000	125,257
8.875%, 4/1/2012	175,000	181,845
Kansas City Southern, 9.5%, 10/1/2008	275,000	297,687
Kinetek, Inc., Series D, 10.75%, 11/15/2006	200,000	192,000
Millennium America, Inc., 9.25%, 6/15/2008	230,000	248,112
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	110,000	123,200
Securus Technologies, Inc., 11.0%, 9/1/2011 (b)	75,000	63,750
Ship Finance International Ltd., 8.5%, 12/15/2013	140,000	130,900

	Principal Amount ($)(a)	Value ($)
Technical Olympic USA, Inc.:
7.5%, 3/15/2011 (b)	50,000	44,563
10.375%, 7/1/2012	120,000	118,050
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	80,000	88,600
United Rentals North America, Inc., 7.0%, 2/15/2014 (b)	130,000	121,550
Xerox Capital Trust I, 8.0%, 2/1/2027 (b)	85,000	87,550

		4,477,095

Information Technology 1.1%
Activant Solutions, Inc.:
144A, 10.054%**, 4/1/2010	15,000	15,469
10.5%, 6/15/2011	105,000	114,975
Eschelon Operating Co., 8.375%, 3/15/2010	83,000	76,775
L-3 Communications Corp.:
5.875%, 1/15/2015	20,000	19,400
144A, 6.375%, 10/15/2015	50,000	49,875
Lucent Technologies, Inc., 6.45%, 3/15/2029	260,000	222,950
Sanmina-SCI Corp.:
6.75%, 3/1/2013 (b)	165,000	156,956
10.375%, 1/15/2010	234,000	258,570
SS&C Technologies, Inc., 144A, 11.75%, 12/1/2013	40,000	41,000
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	150,000	150,000

		1,105,970

Materials 3.9%
ARCO Chemical Co., 9.8%, 2/1/2020	375,000	420,937
Associated Materials, Inc.:
Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	165,000	80,850
9.75%, 4/15/2012	55,000	53,075
Caraustar Industries, Inc., 9.875%, 4/1/2011 (b)	250,000	255,000
Constar International, Inc., 11.0%, 12/1/2012 (b)	40,000	29,200
Dayton Superior Corp.:
10.75%, 9/15/2008	95,000	91,675
13.0%, 6/15/2009 (b)	140,000	105,700
GEO Specialty Chemicals, Inc., 12.565%**, 12/31/2009	283,000	234,890
Georgia-Pacific Corp.:
8.0%, 1/15/2024 (b)	230,000	219,650
8.875%, 5/15/2031	25,000	25,063
Huntsman LLC, 11.625%, 10/15/2010	203,000	231,166
IMC Global, Inc., 10.875%, 8/1/2013	253,000	290,634
International Steel Group, Inc., 6.5%, 4/15/2014	70,000	70,000
Massey Energy Co.:
6.625%, 11/15/2010	60,000	60,975
144A, 6.875%, 12/15/2013	50,000	50,438
MMI Products, Inc., Series B, 11.25%, 4/15/2007	210,000	197,400
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	255,000	279,225
144A, 13.0%, 9/30/2013	94,000	95,880
NewPage Corp., 10.5%**, 5/1/2012	100,000	99,000
Omnova Solutions, Inc., 11.25%, 6/1/2010	245,000	255,412
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	60,000	64,200
Oxford Automotive, Inc., 144A, 12.0%, 10/15/2010*	159,598	14,364
Pliant Corp., 11.625%, 6/15/2009 (PIK)*	10	11
Portola Packaging, Inc., 8.25%, 2/1/2012 (b)	70,000	51,450
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	33,000	36,176
TriMas Corp., 9.875%, 6/15/2012 (b)	240,000	198,000
UAP Holding Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	55,000	47,644
United States Steel Corp., 9.75%, 5/15/2010	165,000	179,437

		3,737,452

	Principal Amount ($)(a)	Value ($)
Telecommunication Services 2.3%
AirGate PCS, Inc., 7.9%**, 10/15/2011	75,000	77,437
American Cellular Corp., Series B, 10.0%, 8/1/2011	55,000	59,675
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	145,000	150,800
8.375%, 1/15/2014 (b)	150,000	147,562
Dobson Communications Corp., 8.875%, 10/1/2013	75,000	74,813
Insight Midwest LP, 9.75%, 10/1/2009	50,000	51,500
LCI International, Inc., 7.25%, 6/15/2007	135,000	135,675
Level 3 Financing, Inc., 10.75%, 10/15/2011	25,000	22,188
MCI, Inc., 8.735%, 5/1/2014	370,000	409,312
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	535,000	564,595
Nextel Partners, Inc., 8.125%, 7/1/2011	100,000	106,875
Qwest Corp.:
7.25%, 9/15/2025	100,000	99,500
144A, 7.741%**, 6/15/2013	35,000	37,756
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	20,000	20,200
9.875%, 2/1/2010 (b)	20,000	21,100
144A, 10.041%**, 11/1/2012	20,000	20,150
SBA Telecom, Inc., Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011	65,000	60,288
Telex Communications Holdings, Inc., 11.5%, 10/15/2008	10,000	10,650
Triton PCS, Inc., 8.5%, 6/1/2013	15,000	13,950
Ubiquitel Operating Co., 9.875%, 3/1/2011	60,000	66,450
US Unwired, Inc., Series B, 10.0%, 6/15/2012	100,000	112,500

		2,262,976

Utilities 2.5%
AES Corp., 144A, 8.75%, 5/15/2013	315,000	342,956
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	340,000	383,350
CMS Energy Corp.:
8.5%, 4/15/2011 (b)	160,000	174,200
9.875%, 10/15/2007	205,000	219,350
DPL, Inc., 6.875%, 9/1/2011	50,000	52,688
Mirant North America LLC, 144A, 7.375%, 12/31/2013 (b)	40,000	40,450
Mission Energy Holding Co., 13.5%, 7/15/2008	395,000	458,200
NorthWestern Corp., 5.875%, 11/1/2014	35,000	35,066
NRG Energy, Inc., 8.0%, 12/15/2013	234,000	260,910
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	410,000	451,000

		2,418,170

Total Corporate Bonds (Cost $33,592,995)		33,194,476

Foreign Bonds — US$ Denominated 23.4%
Consumer Discretionary 0.8%
Cablemas SA de CV, 144A, 9.375%, 11/15/2015	20,000	20,500
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	255,000	279,225
Kabel Deutschland GmbH, 144A, 10.625%, 7/1/2014	150,000	157,875
Shaw Communications, Inc., 8.25%, 4/11/2010	105,000	112,744
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	178,000	145,960
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	75,000	70,875

		787,179

Energy 1.6%
OAO Gazprom, 144A, 9.625%, 3/1/2013 (b)	200,000	241,250
Pemex Project Funding Master Trust:
Series REG S, 8.0%, 11/15/2011	250,000	280,250
Series REG S, 9.5%, 9/15/2027	435,000	574,200

	Principal Amount ($)(a)	Value ($)
Petroliam Nasional Berhad:
7.625%, 10/15/2026	40,000	49,916
7.75%, 8/15/2015	80,000	95,613
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	160,000	200,064
Secunda International Ltd., 12.15%**, 9/1/2012	75,000	78,750

		1,520,043

Financials 0.4%
Conproca SA de CV, 12.0%, 6/16/2010	100,000	119,000
Doral Financial Corp., 5.004%**, 7/20/2007	240,000	233,291
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	65,000	44,850

		397,141

Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010 (b)	140,000	145,075

Industrials 0.9%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
144A, 9.375%, 5/1/2012	80,000	87,600
10.25%, 6/15/2007	290,000	305,950
12.5%, 6/15/2012	95,000	108,300
J. Ray McDermott SA, 144A, 11.5%, 12/15/2013	155,000	182,900
LeGrand SA, 8.5%, 2/15/2025	75,000	90,187
Stena AB, 9.625%, 12/1/2012	55,000	59,744

		834,681

Materials 1.5%
Cascades, Inc., 7.25%, 2/15/2013	280,000	254,800
ISPAT Inland ULC, 9.75%, 4/1/2014 (b)	147,000	166,478
Novelis, Inc., 144A, 7.5%, 2/15/2015	295,000	275,087
Rhodia SA, 8.875%, 6/1/2011	225,000	230,625
Sino-Forest Corp., 144A, 9.125%, 8/17/2011	10,000	10,725
Tembec Industries, Inc.:
8.5%, 2/1/2011	670,000	371,850
8.625%, 6/30/2009	300,000	171,000

		1,480,565

Sovereign Bonds 16.9%
Aries Vermogensverwaltung GmbH, Series C, REG S, 9.6%, 10/25/2014	500,000	644,745
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	500,000	497,500
Dominican Republic, Series REG S, 9.5%, 9/27/2011	450,425	475,198
Egypt Government AID Bonds, 4.45%, 9/15/2015	1,200,000	1,175,868
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus .8125%, Series 30YR, 5.188% **, 4/15/2024	140,000	136,332
Floating Rate Note Debt Conversion Bond, LIBOR Plus .875%, Series 18 YR, 5.25% **, 4/15/2012	160,591	158,584
8.75%, 2/4/2025	200,000	221,000
8.875%, 10/14/2019 (b)	35,000	39,218
11.0%, 1/11/2012	230,000	280,600
11.0%, 8/17/2040	435,000	560,715
14.5%, 10/15/2009	220,000	282,150
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	350,000	377,685
Kingdom of Morocco, Series A, 4.813%**, 1/2/2009	196,000	195,608
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	940,000	310,200
Zero Coupon, 12/15/2035	3,164,012	164,529
8.28%, 12/31/2033 (PIK) (b)	798,999	665,167
Republic of Bulgaria, 8.25%, 1/15/2015	115,000	138,874
Republic of Colombia:
8.25%, 12/22/2014 (b)	235,000	260,850
10.0%, 1/23/2012	210,000	249,900
10.75%, 1/15/2013	60,000	74,400
Republic of Ecuador, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	230,000	210,450
Republic of Guatemala:
Series REG S, 8.125%, 10/6/2034	70,000	76,300

	Principal Amount ($)(a)	Value ($)
Series REG S, 9.25%, 8/1/2013	225,000	261,563
Republic of Indonesia, Series REG S, 7.25%, 4/20/2015	170,000	174,463
Republic of Panama:
7.125%, 1/29/2026	106,000	107,325
9.375%, 1/16/2023	570,000	713,925
Republic of Peru:
7.35%, 7/21/2025	575,000	566,375
9.875%, 2/6/2015	130,000	156,000
Republic of Philippines:
8.0%, 1/15/2016	340,000	355,300
9.375%, 1/18/2017	390,000	446,550
9.5%, 2/2/2030	170,000	199,750
9.875%, 1/15/2019	205,000	243,181
Republic of Serbia, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	220,000	195,800
Republic of South Africa, 6.5%, 6/2/2014	185,000	200,031
Republic of Turkey:
7.25%, 3/15/2015 (b)	250,000	263,125
7.375%, 2/5/2025	340,000	351,050
11.75%, 6/15/2010	420,000	514,500
12.375%, 6/15/2009	300,000	361,875
Republic of Uruguay:
7.25%, 2/15/2011	80,000	81,400
9.25%, 5/17/2017	80,000	91,000
Republic of Venezuela:
9.375%, 1/13/2034	300,000	355,500
10.75%, 9/19/2013	845,000	1,039,350
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	845,000	953,920
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	385,000	365,134
Series VII, 3.0%, 5/14/2011	400,000	355,760
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	425,000	443,062
United Mexican States, Series A, 6.625%, 3/3/2015	360,000	394,200

		16,386,012

Telecommunication Services 1.0%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	120,000	122,100
Embratel, Series B, 11.0%, 12/15/2008	75,000	84,938
Global Crossing UK Finance, 10.75%, 12/15/2014 (b)	90,000	82,800
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004* (b)	30,000	24,150
Intelsat Bermuda Ltd., 144A, 8.695%**, 1/15/2012	65,000	66,056
Intelsat Ltd., 5.25%, 11/1/2008	100,000	91,125
Millicom International Cellular SA, 10.0%, 12/1/2013	50,000	51,625
Mobifon Holdings BV, 12.5%, 7/31/2010	195,000	226,200
Nortel Networks Ltd., 6.125%, 2/15/2006	250,000	250,000

		998,994

Utilities 0.2%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	185,000	190,004

Total Foreign Bonds — US$ Denominated (Cost $21,853,010)		22,739,694

Foreign Bonds — Non US$ Denominated 18.0%
Consumer Discretionary 0.1%
IESY Repository GmbH, 144A, 8.75%, 2/15/2015 EUR	100,000	116,910

Consumer Staples 0.1%
Fage Dairy Industry SA, 144A, 7.5%, 1/15/2015 EUR	65,000	66,757

Financials 4.2%
KFW Bankengruppe, 5.0%, 7/4/2011 EUR	3,180,000	4,107,489

Industrials 0.1%
Grohe Holdings GmbH, 144A, 8.625%, 10/1/2014 EUR	50,000	54,903

	Principal Amount ($)(a)	Value ($)
Sovereign Bonds 13.5%
Federative Republic of Brazil, 8.5%, 9/24/2012 EUR	130,000	177,763
Government of Malaysia, 4.305%, 2/27/2009 MYR	400,000	108,045
Government of Ukraine, Series REG S, 4.95%, 10/13/2015 EUR	245,000	288,025
Mexican Bonds, Series M-20, 10.0%, 12/5/2024 MXN	3,810,000	405,828
Province of Ontario, 1.875%, 1/25/2010 JPY	140,000,000	1,244,968
Republic of Argentina:
Step-up Coupon, 1.2% to 3/31/2009, 2.26% to 3/31/2019, 3.38% to 3/31/2029, 4.74% to 12/31/2038 EUR	160,000	61,563
Zero Coupon, 12/15/2035 ARS	3,155,178	62,542
5.83%, 12/31/2033 (PIK) ARS	964,375	372,834
7.82%, 12/31/2033 (PIK) EUR	47,804	47,257
Republic of Germany, Series 94, 6.25%, 1/4/2024 EUR	1,910,000	3,077,736
Republic of Greece, 4.65%, 4/19/2007 EUR	2,105,000	2,549,555
Republic of Peru, 7.5%, 10/14/2014 EUR	30,000	40,223
Republic of Turkey, 20.0%, 10/17/2007 TRY	35	30
Republic of Uruguay, 10.5%, 10/20/2006 UYU	4,200,000	215,100
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	2,500,000	4,521,395

		13,172,864

Total Foreign Bonds — Non US$ Denominated (Cost $16,866,784)		17,518,923

US Treasury Obligations 14.3%
US Treasury Bond:
5.375%, 2/15/2031 (b) (f)	540,000	606,572
6.0%, 2/15/2026 (b)	1,375,000	1,621,426
8.5%, 2/15/2020 (b)	760,000	1,066,137
10.375%, 11/15/2012 (b) (f)	3,350,000	3,702,273
US Treasury Notes:
4.75%, 11/15/2008 (b)	285,000	287,737
5.75%, 8/15/2010 (b) (f)	3,000,000	3,173,789
6.125%, 8/15/2007	3,375,000	3,464,383

Total US Treasury Obligations (Cost $13,860,457)		13,922,317

US Government Sponsored Agencies 2.5%
Federal Home Loan Mortgage Corp., 5.125%, 7/15/2012 (b) (Cost $2,372,729)	2,350,000	2,392,960

Convertible Bond 0.3%
Consumer Discretionary
HIH Capital Ltd.:
144A, Series DOM, 7.5%, 9/25/2006	155,000	153,450
144A, Series EURO, 7.5%, 9/25/2006	105,000	103,950

Total Convertible Bond (Cost $258,142)		257,400

	Shares	Value ($)
Preferred Stocks 0.1%
Paxson Communications Corp., 14.25% (PIK) (Cost $81,339)	10	90,106

	Principal Amount ($)(a)	Value ($)
Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.813% **, 3/4/2010 (Cost $91,074)	94,500	94,406

	Shares	Value ($)
Warrants 0.0%
Dayton Superior Corp. 144A*	10	0
TravelCenters of America, Inc*	25	3

Total Warrants (Cost $101)		3

	Units	Value ($)
Other Investments 0.2%
Hercules, Inc., (Bond Unit) 6.5%, 6/30/2029	150,000	112,500
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 12/15/2008, 13.0% to 12/15/2012	140,000	102,650

Total Other Investments (Cost $220,548)		215,150

	Shares	Value ($)
Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	2,058	2,573
Intermet Corp.*	760	8,840

Total Common Stocks (Cost $31,681)		11,413

Securities Lending Collateral 20.8%
Daily Assets Fund Institutional, 4.28% (c) (d) (Cost $20,210,660)	20,210,660	20,210,660

Cash Equivalents 5.1%
Cash Management QP Trust, 4.26% (e) (Cost $4,913,796)	4,913,796	4,913,796

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $114,353,316)+	119.0	115,561,304
Other Assets and Liabilities, Net	(19.0)	(18,400,376)

Net Assets	100.0	97,160,928

Notes to DWS Strategic Income VIP Portfolio of Investments

*	Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	124,531
Grupo Iusacell SA de CV	10.0%	7/15/2004	30,000	USD	21,475	24,150
Oxford Automotive, Inc.	12.0%	10/15/2010	159,598	USD	14,988	14,364
Pliant Corp.	11.625%	6/15/2009	10	USD	10	11

					$142,467	$163,056

**	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2005.
+	The cost for federal income tax purposes was $114,710,912. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $850,392. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,445,798 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,595,406.
(a)	Principal amount stated in US dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $19,780,513 which is 20.4% of net assets.
(c)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(d)	Represents collateral held in connection with securities lending.
(e)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f)	At December 31, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At December 31, 2005, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	3/22/2006	21	2,058,571	2,066,308	7,737
10 Year Federal Germany Bond	3/8/2006	34	4,865,794	4,904,376	38,582
10 Year Japanese Government Bond	3/9/2006	3	3,505,392	3,493,874	(11,518)

Total net unrealized appreciation					34,801

At December 31, 2005, open futures contracts sold short were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10 Year Australian Bond	3/15/2006	21	1,595,116	1,633,376	(38,260)
10 Year US Treasury Bond	3/22/2006	42	4,569,003	4,595,063	(26,060)
UK Treasury Bond	3/29/2006	21	4,097,157	4,135,138	(37,981)

Total net unrealized depreciation					(102,301)

At December 31, 2005, open credit default swap contract purchased was as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Net Unrealized Depreciation ($)
10/18/2005 12/20/2010	4,345,000+	Fixed — 3.95%	Dow Jones CDX High Yield 100	(134,856)

Counterparty:

+	JPMorgan Chase Bank

Currency Abbreviations
ARS Argentine Peso EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso MYR Malaysian Ringgitt TRY New Turkish Lira UYU Uraguary Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $89,228,860) — including $19,780,513 of securities loaned	$90,436,848
Investment in Daily Assets Fund Institutional (cost $20,210,660)*	20,210,660
Investment in Cash Management QP Trust (cost $4,913,796)	4,913,796

Total investments in securities, at value (cost $114,353,316)	115,561,304

Cash	171,149
Foreign currency, at value (cost $299,908)	300,249
Receivable for investments sold	9,301
Interest receivable	1,905,490
Receivable for Portfolio shares sold	9,912
Receivable for daily variation on open futures contracts	5,231
Foreign taxes recoverable	2,164
Unrealized appreciation on forward currency exchange contracts	111,514
Due from Advisor	2,298
Other assets	2,467

Total assets	118,081,079

Liabilities
Payable for investments purchased	131,232
Payable upon return of securities loaned	20,210,660
Payable for Portfolio shares redeemed	89,171
Net payable on closed forward foreign currency exchange contracts	159,838
Unrealized depreciation on forward foreign currency exchange contracts	90,019
Unrealized depreciation on credit default swap contracts	134,856
Accrued management fee	47,186
Other accrued expenses and payables	57,189

Total liabilities	20,920,151

Net assets, at value	$97,160,928

Net Assets
Net assets consist of:

Undistributed net investment income	4,603,670
Net unrealized appreciation (depreciation) on:
Investments	1,207,988
Credit default swaps	(134,856)
Foreign currency related transactions	(129,973)
Futures	(67,500)
Accumulated net realized gain (loss)	550,593

Paid-in capital	91,131,006

Net assets, at value	$97,160,928

Class A

Net Asset Value, offering and redemption price per share ($70,804,886 ÷ 6,158,201 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.50

Class B

Net Asset Value, offering and redemption price per share ($26,356,042 ÷ 2,304,696 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.44

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends	$31,504
Interest	5,569,498
Interest — Cash Management QP Trust	207,414
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	48,556

Total Income	5,856,972

Expenses:

Management fee	586,283
Custodian fees	48,640
Distribution service fees (Class B)	58,999
Record keeping fees (Class B)	28,221
Auditing	53,790
Legal	12,752
Trustees’ fees and expenses	3,544
Reports to shareholders	25,200
Other	65,777

Total expenses before expense reductions	883,206

Expense reductions	(11,628)

Total expenses after expense reductions	871,578

Net investment income	4,985,394

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	1,049,114
Credit default swaps	(130,575)
Futures	96,220
Foreign currency related transactions	(659,699)

355,060

Net unrealized appreciation (depreciation) during the period on:

Investments	(3,500,120)
Credit default swaps	(134,856)
Futures	(125,539)
Foreign currency related transactions	471,669

(3,288,846)

Net gain (loss) on investment transactions	(2,933,786)

Net increase (decrease) in net assets resulting from operations	$2,051,608

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income	$4,985,394	$3,680,243
Net realized gain (loss) on investment transactions	355,060	2,282,802
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,288,846)	390,098

Net increase (decrease) in net assets resulting from operations	2,051,608	6,353,143

Distributions to shareholders from:

Net investment income:

Class A	(5,064,114)	—
Class B	(1,726,009)	—
Net realized gains:

Class A	(149,856)	(2,822,807)
Class B	(53,955)	(547,427)
Portfolio share transactions:

Class A

Proceeds from shares sold	19,392,981	13,206,141
Reinvestment of distributions	5,213,970	2,822,807
Cost of shares redeemed	(12,247,000)	(17,995,166)

Net increase (decrease) in net assets from Class A share transactions	12,359,951	(1,966,218)

Class B

Proceeds from shares sold	7,141,190	13,821,690
Reinvestment of distributions	1,779,964	547,427
Cost of shares redeemed	(2,685,538)	(2,371,956)
Net increase (decrease) in net assets from Class B share transactions	6,235,616	11,997,161
Increase (decrease) in net assets	13,653,241	13,013,852
Net assets at beginning of period	83,507,687	70,493,835

Net assets at end of period (including undistributed net investment income of $4,603,670 and $7,007,553, respectively)	$97,160,928	$83,507,687

Other Information
Class A

Shares outstanding at beginning of period	5,069,464	5,264,429
Shares sold	1,677,930	1,130,086
Shares issued to shareholders in reinvestment of distributions	468,040	247,832
Shares redeemed	(1,057,233)	(1,572,883)
Net increase (decrease) in Class A shares	1,088,737	(194,965)

Shares outstanding at end of period	6,158,201	5,069,464

Class B

Shares outstanding at beginning of period	1,758,421	701,718
Shares sold	619,274	1,213,237
Shares issued to shareholders in reinvestment of distributions	160,213	48,231
Shares redeemed	(233,212)	(204,765)
Net increase (decrease) in Class B shares	546,275	1,056,703

Shares outstanding at end of period	2,304,696	1,758,421

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$12.25	$11.82	$11.10	$10.27	$9.86

Income (loss) from investment operations:

Net investment income[b]	.65	.58	.41	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.39)	.39	.47	.68	.03

Total from investment operations	.26	.97	.88	1.13	.51

Less distributions from:

Net investment income	(.98)	—	(.15)	(.30)	(.10)
Net realized gain on investment transactions	(.03)	(.54)	(.01)	—	—

Total distributions	(1.01)	(.54)	(.16)	(.30)	(.10)

Net asset value, end of period	$11.50	$12.25	$11.82	$11.10	$10.27

Total Return (%)	2.38	8.60	7.85	11.30	5.23

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	62	62	60	21
Ratio of expenses (%)	.88	.84	.83	.73	.66
Ratio of net investment income (%)	5.61	4.99	3.60	4.26	4.76
Portfolio turnover rate (%)	120	210	160	65	27

[a]	As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.
[b]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003[a]
Selected Per Share Data
Net asset value, beginning of period	$12.17	$11.78	$11.44

Income (loss) from investment operations:

Net investment income[b]	.61	.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.38)	.40	.17

Total from investment operations	.23	.93	.34

Less distributions from:

Net investment income	(.93)	—	—
Net realized gain on investment transactions	(.03)	(.54)	—

Total distributions	(.96)	(.54)	—

Net asset value, end of period	$11.44	$12.17	$11.78

Total Return (%)	1.92 [c]	8.27	2.97	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26	21	8
Ratio of expenses before expense reductions (%)	1.25	1.22	1.26	*
Ratio of expenses after expense reductions (%)	1.21	1.22	1.26	*
Ratio of net investment income (%)	5.28	4.61	1.80	*
Portfolio turnover rate (%)	120	210	160

[a]	For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Technology VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified Portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more-established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for the 3-year and the Life of Class for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Technology VIP from 5/1/1999 to 12/31/2005

☐ DWS Technology VIP — Class A	The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.
☐ Goldman Sachs Technology Index	The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
☐ Russell 1000 Growth Index	Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results

DWS Technology VIP	1-Year	3-Year	5-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,374	$15,501	$6,758	$9,418
Average annual total return	3.74%	15.73%	-7.54%	-.90%
Goldman Sachs Technology Index
Growth of $10,000	$10,203	$16,189	$6,906	$7,089
Average annual total return	2.03%	17.42%	-7.14%	-5.03%
Russell 1000 Growth Index
Growth of $10,000	$10,526	$14,518	$8,332	$8,082
Average annual total return	5.26%	13.23%	-3.58%	-3.14%

DWS Technology VIP		1-Year	3-Year	Life of Class**
Class B
Growth of $10,000		$10,327	$15,318	$14,591
Average annual total return		3.27%	15.28%	11.40%
Goldman Sachs Technology Index
Growth of $10,000		$10,203	$16,189	$14,431
Average annual total return		2.03%	17.42%	11.02%
Russell 1000 Growth Index
Growth of $10,000		$10,526	$14,518	$13,216
Average annual total return		5.26%	13.23%	8.29%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 1999. Index returns begin April 30, 1999.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,107.10	$1,104.30
Expenses Paid per $1,000*	$4.62	$6.79

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,020.82	$1,018.75
Expenses Paid per $1,000*	$4.43	$6.51

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.87%	1.28%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Technology VIP

The technology sector delivered a modestly positive return in 2005, masking significant intraperiod volatility and an exceptionally wide dispersion in returns among the best and worst performers. In this potentially challenging environment, DWS Technology VIP (Class A shares, unadjusted for contract charges) returned 3.74%, comfortably ahead of the 2.03% return of its benchmark, the Goldman Sachs Technology Index. The Portfolio underperformed versus the Russell 1000 Growth Index which returned 5.26%.

The largest positive contribution to return came from the substantial outperformance of our stock picks in semiconductors. Here, the Portfolio was underweight in the largest stocks in the sector in favor of companies with strong product cycles — such as Advanced Micro Devices, Inc. (3.4% of net assets as of December 31, 2005) and Broadcom Corp. (1.4%) — as well as restructuring stories such as National Semiconductor Corp. (0.9%). Performance was also boosted by an overweight in communications equipment stocks, which outperformed, and strong stock selection in the Internet sector. Unfortunately, an underweight in Apple Computer, Inc. (2.6%), one of the strongest stocks in the benchmark, detracted significantly from returns. The underperformance of our stock picks in the software sector also detracted from returns.

As we move into 2006, our belief is that the fundamentals of the technology sector are solid but not spectacular. While we believe that technology can outperform the broader market in the long-term, we do not foresee outsized returns on an absolute basis given the slow, steady recovery we have been experiencing over the past few years. In this environment, we intend to continue to focus on managing risk by emphasizing companies with strong market positions, robust balance sheets and favorable growth prospects.

Ian Link, CFA Kelly P. Davis

Lead Manager Brian S. Peters, CFA

Portfolio Managers

Deutsche Investment Management Americas Inc.

Percentages in parnetheses represent percentages of the Portfolio’s total net assets as of December 31, 2005.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio’s investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Technology VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	95%	91%
Cash Equivalents	5%	9%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	95%	96%
Consumer Discretionary	5%	3%
Health Care	—	1%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 42. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Technology VIP

	Shares	Value ($)
Common Stocks 95.0%
Consumer Discretionary 4.2%
Internet & Catalog Retail
eBay, Inc.*	210,600	9,108,450

Information Technology 90.5%
Communications Equipment 15.0%
Avocent Corp.* (a)	129,900	3,531,981
Cisco Systems, Inc.*	347,600	5,950,912
Corning, Inc.*	254,500	5,003,470
Lucent Technologies, Inc.*	809,900	2,154,334
Motorola, Inc.	236,484	5,342,174
Nokia Oyj (ADR)	195,700	3,581,310
QUALCOMM, Inc.	130,016	5,601,089
Scientific-Atlanta, Inc.	23,900	1,029,373

		32,194,643

Computers & Peripherals 20.5%
Apple Computer, Inc.*	77,700	5,585,853
Dell, Inc.*	282,225	8,463,928
EMC Corp.*	675,300	9,197,586
Hewlett-Packard Co.	106,700	3,054,821
Hon Hai Precision Industry Co., Ltd.	230,000	1,261,176
International Business Machines Corp.	79,100	6,502,020
Network Appliance, Inc.*	96,600	2,608,200
QLogic Corp.*	107,210	3,485,397
SanDisk Corp.*	20,900	1,312,938
Sun Microsystems, Inc.*	662,300	2,775,037

		44,246,956

Electronic Equipment & Instruments 1.1%
AU Optronics Corp. (ADR) (a)	90,610	1,360,056
Cheng Uei Precision Industry Co., Ltd.	332,000	1,077,118

		2,437,174

Internet Software & Services 8.8%
Google, Inc. “A”*	23,800	9,873,668
Yahoo!, Inc.*	235,700	9,234,726

		19,108,394

IT Consulting & Services 6.7%
Affiliated Computer Services, Inc. ”A”*	37,000	2,189,660
Automatic Data Processing, Inc.	150,530	6,907,822
Cognizant Technology Solutions Corp. “A”*	105,500	5,311,925

		14,409,407

Semiconductors & Semiconductor Equipment 24.0%
Advanced Micro Devices, Inc.*	239,400	7,325,640
Applied Materials, Inc.	309,900	5,559,606
Broadcom Corp. “A”*	62,658	2,954,325
Intel Corp.	555,189	13,857,517
Intersil Corp. “A”	124,400	3,095,072
Maxim Integrated Products, Inc.	158,934	5,759,768
Micron Technology, Inc.* (a)	107,400	1,429,494
National Semiconductor Corp. (a)	73,600	1,912,128
Spansion, Inc. “A”*	83,500	1,162,320
Sumco Corp.*	14,800	776,801
Taiwan Semiconductor Manufacturing Co., Ltd.	664,000	1,264,222
Texas Instruments, Inc.	205,900	6,603,213

		51,700,106

Software 14.4%
Activision, Inc.*	296,766	4,077,565
Business Objects SA (ADR)* (a)	175,400	7,087,914
Computer Associates International, Inc.	74,900	2,111,431
Microsoft Corp.	183,046	4,786,653
Oracle Corp.*	420,400	5,133,084
Patni Computer Systems Ltd. (ADR)* (a)	10,400	241,072
Quest Software, Inc.* (a)	150,000	2,188,500
Symantec Corp.*	192,677	3,371,847
Take-Two Interactive Software, Inc.* (a)	113,600	2,010,720

		31,008,786

Materials 0.3%
Metals & Mining
SODIFF Advanced Materials Co., Ltd.	28,944	577,598

Total Common Stocks (Cost $172,973,040)		204,791,514

Call Options Purchased 0.0%
Intel Corp. Expiring 1/16/2006, Strike Price, $25.0 (Cost $61,903)	860	51,600

Securities Lending Collateral 5.3%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $11,500,547)	11,500,547	11,500,547

Cash Equivalents 4.5%
Cash Management QP Trust, 4.26% (d) (Cost $9,671,342)	9,671,342	9,671,342

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $194,206,832)+	104.8	226,015,003
Other Assets and Liabilities, Net	(4.8)	(10,412,262)

Net Assets	100.0	215,602,741

Notes to DWS Technology VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $210,884,745. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $15,130,258. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,273,058 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,142,800.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $11,144,411 which is 5.2% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

At December 31, 2005, open written options were as follows:

Written Options	Expiration Date	Number of Contracts	Strike Price	Value ($)
Call Options
Yahoo! Inc. (Premiums received $69,716)	1/21/2006	403	42.5	(17,732)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $173,034,943) — including $11,144,411 of securities loaned	$204,843,114
Investment in Daily Assets Fund Institutional (cost $11,500,547)*	11,500,547
Investment in Cash Management QP Trust (cost $9,671,342)	9,671,342

Total investments in securities, at value (cost $194,206,832)	226,015,003

Foreign currency, at value (cost $56,400)	57,591
Receivable for investments sold	958,971
Dividends receivable	56,508
Interest receivable	44,795
Receivable for Portfolio shares sold	513,727
Foreign taxes recoverable	274
Other assets	6,864

Total assets	227,653,733

Liabilities
Payable for investments purchased	300,775
Payable for Portfolio shares redeemed	3,659
Payable upon return of securities loaned	11,500,547
Written options, at value (premiums received $69,716)	17,732
Accrued management fee	139,037
Other accrued expenses and payables	89,242

Total liabilities	12,050,992

Net assets, at value	$215,602,741

Net Assets
Net assets consist of:

Accumulated distributions in excess of net investment income	(402)
Net unrealized appreciation (depreciation) on:
Investments	31,808,171
Written options	51,984
Foreign currency related transactions	1,193
Accumulated net realized gain (loss)	(271,637,475)

Paid-in capital	455,379,270

Net assets, at value	$215,602,741

Class A

Net Asset Value, offering and redemption price per share ($199,181,092 ÷ 21,420,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.30

Class B

Net Asset Value, offering and redemption price per share ($16,421,649 ÷ 1,782,726 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.21

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $27,464)	$776,548
Interest	2,573
Interest — Cash Management QP Trust	266,204
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	22,980

Total Income	1,068,305

Expenses:

Management fee	1,609,872
Custodian and accounting fees	110,875
Distribution service fees (Class B)	37,898
Record keeping fees (Class B)	22,257
Auditing	46,540
Legal	13,238
Trustees’ fees and expenses	10,020
Reports to shareholders	42,955
Other	16,148

Total expenses before expense reductions	1,909,803

Expense reductions	(3,696)

Total expenses after expense reductions	1,906,107

Net investment income (loss)	(837,802)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	11,625,908
Written options	1,541,327
Foreign currency related transactions	(146,548)

13,020,687

Net unrealized appreciation (depreciation) during the period on:

Investments	(6,121,456)
Written options	(74,442)
Foreign currency related transactions	(6,521)

(6,202,419)

Net gain (loss) on investment transactions	6,818,268

Net increase (decrease) in net assets resulting from operations	$5,980,466

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(837,802)	$1,003,070
Net realized gain (loss)	13,020,687	14,690,748
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,202,419)	(12,924,302)

Net increase (decrease) in net assets resulting from operations	5,980,466	2,769,516

Distributions to shareholders from:
Net investment income:

Class A	(979,061)	—
Class B	(18,255)	—
Portfolio share transactions:

Class A
Proceeds from shares sold	13,734,734	32,575,554
Reinvestment of distributions	979,061	—
Cost of shares redeemed	(50,111,493)	(61,621,741)

Net increase (decrease) in net assets from Class A share transactions	(35,397,698)	(29,046,187)

Class B
Proceeds from shares sold	2,549,674	7,002,084
Reinvestment of distributions	18,255	—
Cost of shares redeemed	(2,984,180)	(1,720,967)
Net increase (decrease) in net assets from Class B share transactions	(416,251)	5,281,117
Increase (decrease) in net assets	(30,830,799)	(20,995,554)
Net assets at beginning of period	246,433,540	267,429,094

Net assets at end of period (including accumulated distributions in excess of net investment and undistributed net investment income of $402 and $950,616, respectively)	$215,602,741	$246,433,540

Other Information
Class A

Shares outstanding at beginning of period	25,536,462	29,035,542
Shares sold	1,583,343	3,753,123
Shares issued to shareholders in reinvestment of distributions	119,107	—
Shares redeemed	(5,818,439)	(7,252,203)
Net increase (decrease) in Class A shares	(4,115,989)	(3,499,080)

Shares outstanding at end of period	21,420,473	25,536,462

Class B

Shares outstanding at beginning of period	1,832,122	1,217,540
Shares sold	296,780	821,254
Shares issued to shareholders in reinvestment of distributions	2,234	—
Shares redeemed	(348,410)	(206,672)
Net increase (decrease) in Class B shares	(49,396)	614,582

Shares outstanding at end of period	1,782,726	1,832,122

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$9.01	$8.84	$6.02	$9.36	$13.87

Income (loss) from investment operations:

Net investment income (loss)[a]	(.03)	.04	(.04)	(.03)	.01
Net realized and unrealized gain (loss) on investment transactions	.36	.13	2.86	(3.30)	(4.50)

Total from investment operations	.33	.17	2.82	(3.33)	(4.49)

Less distributions from:

Net investment income	(.04)	—	—	(.01)	(.02)

Net asset value, end of period	$9.30	$9.01	$8.84	$6.02	$9.36

Total Return (%)	3.74	1.92	46.84	(35.52)	(32.39)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	230	257	219	351
Ratio of expenses (%)	.86	.83	.86	.80	.81
Ratio of net investment income (%)	(.36)	.43	(.50)	(.37)	.12
Portfolio turnover rate (%)	135	112	66	64	56

[a]	Based on average shares outstanding during the period.

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$8.93	$8.80	$6.01	$6.32

Income (loss) from investment operations:

Net investment income (loss)[b]	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.36	.12	2.86	(.29)

Total from investment operations	.29	.13	2.79	(.31)

Less distributions from:

Net investment income	(.01)	—	—	—

Net asset value, end of period	$9.21	$8.93	$8.80	$6.01

Total Return (%)	3.27	1.48	46.42	(4.75	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	16	11	.3
Ratio of expenses before expense reductions (%)	1.26	1.22	1.25	1.06	*
Ratio of expenses after expense reductions (%)	1.26	1.21	1.25	1.06	*
Ratio of net investment income (%)	(.76)	.05	(.89)	(.79	)*
Portfolio turnover rate (%)	135	112	66	64

[a]	For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on average shares outstanding during the period.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Templeton Foreign Value VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

Portfolio returns shown for all periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Templeton Foreign Value VIP from 11/15/2004 to 12/31/2005

☐ DWS Templeton Foreign Value VIP — Class A ☐ MSCI World ex-US Index

The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. As of May 2005 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results

DWS Templeton Foreign Value VIP	1-Year	Life of Portfolio*
Class A
Growth of $10,000	$10,961	$11,575
Average annual total return	9.61%	13.92%
MSCI World ex-US Index
Growth of $10,000	$11,447	$11,931
Average annual total return	14.47%	17.70%

DWS Templeton Foreign Value VIP	1-Year	Life of Portfolio*
Class B
Growth of $10,000	$10,939	$11,552
Average annual total return	9.39%	13.71%
MSCI World ex-US Index
Growth of $10,000	$11,447	$11,931
Average annual total return	14.47%	17.70%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on November 15, 2004. Index returns begin November 30, 2004.

Information About Your Portfolio’s Expenses

DWS Templeton Foreign Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,118.40	$1,117.20
Expenses Paid per $1,000*	$6.14	$7.20

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,019.41	$1,018.40
Expenses Paid per $1,000*	$5.85	$6.87

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Templeton Foreign Value VIP	1.15%	1.35%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Templeton Foreign Value VIP

For the 12 months ended December 31, 2005, Class A shares of DWS Templeton Foreign Value VIP returned 9.61% (Class A shares, unadjusted for sales charges), compared with 14.47% for its benchmark, the Morgan Stanley Capital International (MSCI) All Countries World (ex-US) Index.

Let’s look first at the global economic environment during the period. During 2005, the global economy overcame fears of derailment generated by higher energy costs; it advanced at a solid clip, with signs of firming recoveries in Europe and Japan. At the same time, inflation (excluding the volatile energy and food sectors) remained relatively subdued worldwide. And, despite short-term interest rate hikes in the United States and Europe, interest rates remained fairly accommodative.

The global equity markets performed strongly during 2005, particularly outside the United States. The energy and materials sectors led equity market performance, and the telecommunications services and consumer-related sectors lagged.

DWS Templeton Foreign Value VIP benefited from an overweight1 (relative to the MSCI World ex-US Index) in the industrials sector during the period. Several holdings in the financials sector also boosted the Portfolio’s performance.

On the other hand, an underweight in the energy sector hindered relative performance. Several holdings in the materials sectors also weighed on performance. In addition, the Portfolio’s overweight in telecommunication services, the worst-performing sector in the MSCI World ex-US Index for the period, hurt performance.

Also detracting from the Portfolio’s performance was the US dollar’s appreciation versus most foreign currencies. Investments in securities with non-US currency exposure lost value as the dollar strengthened.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find “bargain” investment opportunities. This has been our experience for more than 60 years.

Antonio Docal, CFA

Lead Portfolio Manager

Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio’s prospectus for specific details regarding its investments and risk profile.

The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. As of May 2005 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

[1]	“Overweight” means the Portfolio holds a higher weighting in a given sector or security than the benchmark. “Underweight” means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Templeton Foreign Value VIP

Asset Allocation	12/31/05	12/31/04
Common Stocks	95%	95%
Cash Equivalents	5%	5%

	100%	100%

Geographical Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Europe (excluding United Kingdom)	46%	44%
United Kingdom	21%	24%
Japan	12%	11%
Pacific Basin	11%	10%
Latin America	2%	2%
Australia	2%	3%
Other	6%	6%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Financials	22%	23%
Consumer Discretionary	15%	13%
Industrials	14%	14%
Telecommunications Services	12%	10%
Materials	11%	11%
Health Care	7%	6%
Information Technology	6%	6%
Energy	5%	7%
Utilities	4%	5%
Consumer Staples	4%	5%

	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 51. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Templeton Foreign Value VIP

	Shares	Value ($)
Common Stocks 95.2%
Australia 1.8%
Alumina Ltd.	29,582	160,914
National Australia Bank Ltd.	8,806	209,164

(Cost $330,476)		370,078

Bermuda 0.9%
ACE Ltd.* (Cost $162,979)	3,650	195,056

Brazil 1.2%
Companhia Vale do Rio Doce (ADR)	2,720	98,600
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR)	3,780	147,798

(Cost $187,692)		246,398

Canada 2.7%
Alcan, Inc.	3,810	156,536
BCE, Inc.	6,440	154,400
Domtar, Inc.	43,900	253,404

(Cost $544,069)		564,340

Cayman Islands 0.8%
XL Capital Ltd. “A” (Cost $182,758)	2,590	174,514

China 0.8%
China Telecom Corp., Ltd. “H” (Cost $153,987)	428,000	155,939

Denmark 0.5%
Vestas Wind Systems AS* (Cost $108,784)	6,880	112,993

Finland 2.2%
Stora Enso Oyj	13,240	179,155
UPM-Kymmene Oyj	14,400	282,318

(Cost $473,252)		461,473

France 8.2%
Accor SA	3,131	172,218
Axa	9,062	292,459
Compagnie Generale des Etablissements Michelin “B”	3,282	184,486
France Telecom SA	10,290	255,707
Sanofi-Aventis	3,258	285,429
Suez SA	4,949	154,095
Total SA	869	218,313
Valeo SA	3,854	143,316

(Cost $1,613,164)		1,706,023

Germany 7.4%
BASF AG	2,645	202,634
Bayerische Motoren Werke AG	4,535	198,921
Celesio AG	1,336	114,926
Deutsche Post AG	9,509	230,558
E.ON AG	3,125	323,316
Muenchener Rueckversicherungs- Gesellschaft AG (Registered)	1,280	173,330
Siemens AG (Registered)	3,420	293,143

(Cost $1,391,462)		1,536,828

Hong Kong 2.6%
Cheung Kong Holdings Ltd.	19,000	195,179
Hutchison Whampoa Ltd.	20,000	190,620
Swire Pacific Ltd. “A”	16,500	147,898

(Cost $508,667)		533,697

Israel 0.9%
Check Point Software Technologies Ltd.* (Cost $198,558)	8,960	180,096

Italy 2.5%
Eni SpA	8,940	247,985
UniCredito Italiano SpA	37,810	260,522

(Cost $440,848)		508,507

Japan 11.8%
East Japan Railway Co.	26	178,793
Fuji Photo Film Co., Ltd.	5,800	191,801
Hitachi Ltd.	22,000	148,302
KDDI Corp.	35	201,806
Mabuchi Motor Co., Ltd.	4,399	244,316
NEC Corp.	14,000	87,133
Nintendo Co., Ltd.	1,700	205,410
Nippon Telegraph & Telephone Corp.	37	168,160
Nomura Holdings, Inc.	13,400	256,785
Olympus Corp.	6,000	157,714
Sompo Japan Insurance, Inc.	12,000	162,293
Sony Corp.	6,100	249,307
Takeda Chemical Industries Ltd.	3,500	189,342

(Cost $2,146,885)		2,441,162

Korea 5.2%
Kookmin Bank (ADR)	3,690	275,680
Korea Electric Power Corp. (ADR)	5,220	101,738
POSCO (ADR)	2,280	112,883
Samsung Electronics Co., Ltd. (GDR), 144A	1,447	476,786
SK Telecom Co., Ltd. (ADR)	5,080	103,073

(Cost $815,130)		1,070,160

Mexico 0.9%
Telefonos de Mexico SA de CV “L” (ADR) (Cost $140,726)	7,430	183,372

Netherlands 7.1%
Akzo Nobel NV	4,317	200,092
ING Groep NV	8,633	299,464
Koninklijke (Royal) Philips Electronics NV	8,506	264,344
Reed Elsevier NV	9,725	135,858
Royal Dutch Shell PLC “B”	5,295	169,265
Unilever NV	3,367	230,601
Wolters Kluwer NV	8,063	163,042

(Cost $1,322,545)		1,462,666

Norway 2.3%
Norske Skogindustrier ASA	14,887	236,565
Telenor ASA	24,220	237,739

(Cost $431,150)		474,304

	Shares	Value ($)
Portugal 1.1%
Portugal Telecom SGPS SA (Registered) (Cost $233,204)	23,022	233,037

Singapore 0.9%
DBS Group Holdings Ltd. (Cost $166,652)	18,000	178,631

Spain 3.8%
Banco Santander Central Hispano SA	21,066	278,081
Iberdrola SA	4,868	133,073
Repsol YPF SA	7,565	220,950
Telefonica SA (ADR)	3,602	162,162

(Cost $745,553)		794,266

Sweden 3.8%
Atlas Copco AB “A”	9,240	205,863
Nordea Bank AB	20,809	216,092
Securitas AB “B”	14,530	241,420
Volvo AB “B”	2,830	133,405

(Cost $690,866)		796,780

Switzerland 4.4%
Lonza Group AG (Registered)	3,611	220,939
Nestle SA (Registered)	784	234,475
Swiss Re (Registered)	2,994	219,187
UBS AG (Registered)	2,493	237,338

(Cost $824,861)		911,939

Taiwan 1.5%
Chunghwa Telecom Co., Ltd. (ADR)	8,940	164,049
Compal Electronics, Inc. (GDR), 144A	28,860	146,611

(Cost $309,775)		310,660

United Kingdom 19.9%
Alliance Unichem PLC	11,797	162,476
BAE Systems PLC	39,131	257,013
Boots Group PLC	18,188	189,319
BP PLC	17,829	189,877
British Airways PLC*	31,780	182,623
British Sky Broadcasting Group PLC	40,623	347,013
Cadbury Schweppes PLC	19,040	180,007
Compass Group PLC	88,888	337,215
GKN PLC	18,816	93,234
GlaxoSmithKline PLC	9,542	241,166
HSBC Holdings PLC (Hong Kong Registered)	12,800	205,364
National Grid PLC	16,509	161,479
Pearson PLC	12,449	147,252
Rentokil Initial PLC	64,712	182,036
Rolls-Royce Group PLC*	28,289	208,069
Royal Bank of Scotland Group PLC	9,095	274,622
Shire PLC	13,244	169,530
Smiths Group PLC	8,459	152,232
Vodafone Group PLC	141,902	306,399
Yell Group PLC	13,897	128,278

(Cost $4,022,418)		4,115,204

Total Common Stocks (Cost $18,146,461)		19,718,123

Cash Equivalents 5.6%
Cash Management QP Trust, 4.26% (a) (Cost $1,150,780)	1,150,780	1,150,780

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $19,297,241)+	100.8	20,868,903

Other Assets and Liabilities, Net	(0.8)	(160,439)

Net Assets	100.0	20,708,464

Notes to DWS Templeton Foreign Value VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $19,329,198. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $1,539,705. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,825,832 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $286,127.
(a)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A:	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $18,146,461)	$19,718,123
Investment in Cash Management QP Trust (cost $1,150,780)	1,150,780

Total investments in securities, at value (cost $19,297,241)	20,868,903

Cash	9,921
Foreign currency, at value (cost $97,522)	97,227
Receivable for investments sold	1,504
Dividends receivable	33,775
Interest receivable	3,090
Receivable for Portfolio shares sold	4,689
Foreign taxes recoverable	3,461
Due from Advisor	59,208
Other assets	395

Total assets	21,082,173

Liabilities
Payable for investments purchased	303,186
Payable for Portfolio shares redeemed	1,342
Other accrued expenses and payables	69,181

Total liabilities	373,709

Net assets, at value	$20,708,464

Net Assets
Net assets consist of:

Distributions in excess of net investment income	(9,319)
Net unrealized appreciation (depreciation) on:

Investments	1,571,662
Foreign currency related transactions	(269)
Accumulated net realized gain (loss)	58,313
Paid-in capital	19,088,077

Net assets, at value	$20,708,464

Class A

Net Asset Value, offering and redemption price per share ($13,345,371 ÷ 1,167,164 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.43

Class B

Net Asset Value, offering and redemption price per share ($7,363,093 ÷ 643,963 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.43

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $31,660)	$282,644
Interest — Cash Management QP Trust	30,337

Total Income	312,981

Expenses:

Management fee	112,526
Custodian and accounting fees	177,764
Distribution service fees (Class B)	11,702
Record keeping fees (Class B)	1,741
Auditing	25,001
Legal	9,877
Trustees’ fees and expenses	13
Reports to shareholders	4,204
Offering cost	6,193
Other	5,840
Total expenses before expense reductions	354,861
Expense reductions	(209,277)
Total expenses after expense reductions	145,584

Net investment income (loss)	167,397

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from:

Investments	151,924
Foreign currency related transactions	(22,628)

129,296

Net unrealized appreciation (depreciation) during the period on:

Investments	1,275,604
Foreign currency related transactions	(297)

1,275,307

Net gain (loss) on investment transactions	1,404,603

Net increase (decrease) in net assets resulting from operations	$1,572,000

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2005	Period Ended December 31, 2004[a]
Operations:

Net investment income (loss)	$167,397	$2,020
Net realized gain (loss) on investment transactions	129,296	(8,340)
Net unrealized appreciation (depreciation) during the period on investment transactions	1,275,307	296,086

Net increase (decrease) in net assets resulting from operations	1,572,000	289,766

Distributions to shareholders from:

Net investment income:

Class A	(109,492)	—
Class B	(45,602)	—
Net realized gains:

Class A	(57,627)	—
Class B	(31,845)	—
Portfolio share transactions:

Class A

Proceeds from shares sold	11,598,184	2,500,000
Reinvestment of distributions	167,119	—
Cost of shares redeemed	(1,908,590)	—

Net increase (decrease) in net assets from Class A share transactions	9,856,713	2,500,000

Class B

Proceeds from shares sold	4,140,045	2,758,419
Reinvestment of distributions	77,446	—
Cost of shares redeemed	(241,047)	(312)

Net increase (decrease) in net assets from Class B share transactions	3,976,444	2,758,107

Increase (decrease) in net assets	15,160,591	5,547,873
Net assets at beginning of period	5,547,873	—

Net assets at end of period (including distributions in excess of net investment income and accumulated net investment loss of $9,319 and $3,133, respectively)	$20,708,464	$5,547,873

Other Information
Class A

Shares outstanding at beginning of period	250,000	—
Shares sold	1,074,821	250,000
Shares reissued to shareholders in reinvestment of distributions	14,621	—
Shares redeemed	(172,278)	—
Net increase (decrease) in Class A shares	917,164	250,000

Shares outstanding at end of period	1,167,164	250,000

Class B

Shares outstanding at beginning of period	275,227	—
Shares sold	383,957	275,257
Shares reissued to shareholders in reinvestment of distributions	6,776	—
Shares redeemed	(21,997)	(30)
Net increase (decrease) in Class B shares	368,736	275,227

Shares outstanding at end of period	643,963	275,227

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.56	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.17	.01
Net realized and unrealized gain (loss) on investment transactions	.85	.55

Total from investment operations	1.02	.56

Less distributions from:

Net investment income	(.10)	—
Net realized gain on investment transactions	(.05)	—

Total distributions	(.15)	—

Net asset value, end of period	$11.43	$10.56

Total Return (%)[c]	9.61	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	3
Ratio of expenses before expense reductions (%)	2.88	7.34	*
Ratio of expenses after expense reductions (%)	1.15	1.14	*
Ratio of net investment income (%)	1.49	.41	*
Portfolio turnover rate (%)	15	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$10.56	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	.14	—
Net realized and unrealized gain (loss) on investment transactions	.85	.56

Total from investment operations	.99	.56

Less distributions from:

Net investment income	(.07)	—
Net realized gain on investment transactions	(.05)	—

Total distributions	(.12)	—

Net asset value, end of period	$11.43	$10.56

Total Return (%)[c]	9.39	5.60	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	3
Ratio of expenses before expense reductions (%)	3.17	7.74	*
Ratio of expenses after expense reductions (%)	1.35	1.34	*
Ratio of net investment income (%)	1.29	.21	*
Portfolio turnover rate (%)	15	—

[a]	For the period from November 15, 2004 (commencement of operations) to December 31, 2004.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Performance Summary December 31, 2005

DWS Turner Mid Cap Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

Portfolio returns shown for life of portfolio period for Class A shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment in DWS Turner Mid Cap Growth VIP from 5/1/2001 to 12/31/2005

☐ DWS Turner Mid Cap Growth VIP — Class A ☐ Russell Midcap Growth Index	The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Comparative Results

DWS Turner Mid Cap Growth VIP	1-Year	3-Year	Life of Portfolio*
Class A
Growth of $10,000	$11,176	$18,428	$11,020
Average annual total return	11.76%	22.60%	2.10%
Russell Midcap Growth Index
Growth of $10,000	$11,210	$18,474	$12,252
Average annual total return	12.10%	22.70%	4.45%

DWS Turner Mid Cap Growth VIP	1-Year	3-Year	Life of Class**
Class B
Growth of $10,000	$11,125	$18,224	$16,485
Average annual total return	11.25%	22.15%	15.36%
Russell Midcap Growth Index
Growth of $10,000	$11,210	$18,474	$16,702
Average annual total return	12.10%	22.70%	15.78%

The growth of $10,000 is cumulative.

*	The Portfolio commenced operations on May 1, 2001. Index returns begin April 30, 2001.
**	The Portfolio commenced offering Class B shares on July 1, 2002. Index returns begin June 30, 2002.

Information About Your Portfolio’s Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses in Class B; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended December 31, 2005.

The tables illustrate your Portfolio’s expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2005

Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,112.00	$1,110.20
Expenses Paid per $1,000*	$5.70	$7.61

Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/05	$1,000.00	$1,000.00
Ending Account Value 12/31/05	$1,019.81	$1,018.00
Expenses Paid per $1,000*	$5.45	$7.27

*	Expenses are equal to the Portfolio’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	1.07%	1.43%

For more information, please refer to the Portfolio’s prospectus.

These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary December 31, 2005

DWS Turner Mid Cap Growth VIP

In 2005, corporate earnings were strong. The same can’t be said for the stock market during 2005, however; it, as represented by the Standard & Poor’s 500 Index, gained just 4.91%. This confounded the expectations of some market strategists.

During this period, DWS Turner Mid Cap Growth VIP gained 11.76% (Class A shares, unadjusted for contract charges), versus a 12.10 % gain for the Russell Midcap Growth Index.

Five of the Portfolio’s 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the utility, consumer discretionary and energy sectors, a combined 38% weighting in the Portfolio. Holdings that added value included wireless telecommunications, apparel/footwear and oil/gas production stocks.

Detracting the most from performance was the healthcare sector, an 18% weighting in the Portfolio. Holdings in the pharmaceuticals industry also detracted from performance.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares and raising dividends. All in all, then, we see a favorable backdrop for continued stock market gains in the new year.

Christopher K. McHugh

William C. McVail

Robert E. Turner

Portfolio Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio’s most recent month-end performance. Performance doesn’t reflect charges and fees (“contract charges”) associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio’s prospectus for specific details regarding this product’s investments and risk profile.

The Standard & Poor’s 500 Index is an unmanaged group of large-company stocks. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2005, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	12/31/05	12/31/04
Common Stocks	96%	99%
Cash Equivalents	4%	1%

	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/05	12/31/04
Information Technology	25%	31%
Consumer Discretionary	17%	18%
Health Care	17%	19%
Industrials	14%	11%
Financials	10%	9%
Energy	10%	5%
Materials	3%	3%
Telecommunication Services	2%	2%
Consumer Staples	2%	2%

	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio’s investment portfolio, see page 60. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on the 15th of the following month.

Following the Portfolio’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2005

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)
Common Stocks 95.6%
Consumer Discretionary 16.6%
Auto Components 0.6%
Johnson Controls, Inc.	11,530	840,652

Hotels Restaurants & Leisure 3.1%
Scientific Games Corp. “A”*	45,170	1,232,238
Starwood Hotels & Resorts Worldwide, Inc.	34,720	2,217,219
Station Casinos, Inc.	16,590	1,124,802

		4,574,259

Household Durables 1.1%
Harman International Industries, Inc.	17,180	1,681,063

Media 2.9%
Getty Images, Inc.* (a)	15,480	1,381,899
Sirius Satellite Radio, Inc.* (a)	340,180	2,279,206
XM Satellite Radio Holdings, Inc. “A”*	25,210	687,729

		4,348,834

Multiline Retail 1.1%
Nordstrom, Inc.	43,070	1,610,818

Specialty Retail 5.1%
Chico’s FAS, Inc.*	46,640	2,048,895
Circuit City Stores, Inc.	41,620	940,196
GameStop Corp. “A”* (a)	24,910	792,636
Tiffany & Co. (a)	30,800	1,179,332
Urban Outfitters, Inc.* (a)	38,590	976,713
Williams-Sonoma, Inc.*	38,130	1,645,310

		7,583,082

Textiles, Apparel & Luxury Goods 2.7%
Coach, Inc.*	83,880	2,796,559
Polo Ralph Lauren Corp.	23,450	1,316,483

		4,113,042

Consumer Staples 2.0%
Beverages 0.9%
Hansen Natural Corp.* (a)	16,680	1,314,551

Food & Staples Retailing 1.1%
Whole Foods Market, Inc.	21,820	1,688,650

Energy 9.3%
Energy Equipment & Services 2.1%
Cal Dive International, Inc.*	19,100	685,499
Grant Prideco, Inc.*	19,290	851,075
National-Oilwell Varco, Inc.*	24,650	1,545,555

		3,082,129

Oil, Gas & Consumable Fuels 7.2%
Chesapeake Energy Corp. (a)	26,650	845,605
Newfield Exploration Co.*	21,550	1,079,008
Peabody Energy Corp.	12,420	1,023,656
Range Resources Corp. (a)	73,614	1,938,993
Southwestern Energy Co.*	38,480	1,382,971
Sunoco, Inc.	21,530	1,687,521
Ultra Petroleum Corp.*	19,550	1,090,890
XTO Energy, Inc.	38,136	1,675,696

		10,724,340

	Shares	Value ($)
Financials 9.6%
Banks 0.5%
Colonial BancGroup, Inc.	29,080	692,686

Capital Markets 2.6%
Mellon Financial Corp.	50,110	1,716,268
T. Rowe Price Group, Inc.	30,280	2,181,068

		3,897,336

Diversified Financial Services 5.0%
Affiliated Managers Group, Inc.* (a)	21,954	1,761,808
Ameritrade Holding Corp.*	65,670	1,576,080
Chicago Mercantile Exchange Holdings, Inc.	5,090	1,870,524
Moody’s Corp.	22,860	1,404,061
Nasdaq Stock Market, Inc.*	23,310	820,046

		7,432,519

Insurance 0.7%
HCC Insurance Holdings, Inc.	33,110	982,705

Real Estate 0.8%
CB Richard Ellis Group, Inc. “A”*	20,600	1,212,310

	Shares	Value ($)
Health Care 15.9%
Biotechnology 3.9%
Biogen Idec, Inc.*	25,350	1,149,116
Celgene Corp.*	20,840	1,350,432
Cephalon, Inc.* (a)	12,460	806,660
MedImmune, Inc.*	39,330	1,377,337
Protein Design Labs, Inc.*	41,260	1,172,609

		5,856,154

Health Care Equipment & Supplies 2.8%
Dade Behring Holdings, Inc.	36,600	1,496,574
Intuitive Surgical, Inc.*	6,280	736,456
ResMed, Inc.*	27,050	1,036,285
Varian Medical Systems, Inc.*	17,450	878,433

		4,147,748

Health Care Providers & Services 5.0%
Cerner Corp.* (a)	14,780	1,343,650
Community Health Systems, Inc.*	17,090	655,230
DaVita, Inc.*	20,670	1,046,729
Express Scripts, Inc.*	19,370	1,623,206
Omnicare, Inc.	36,690	2,099,402
Pharmaceutical Product Development, Inc.	12,070	747,736
WellPoint, Inc.*	1	74

		7,516,027

Pharmaceuticals 4.2%
Allergan, Inc.	19,490	2,104,141
Barr Pharmaceuticals, Inc.*	25,560	1,592,132
Sepracor, Inc.* (a)	13,580	700,728
Shire Pharmaceuticals Group PLC (ADR) (a)	30,270	1,174,173
United Therapeutics Corp.* (a)	9,350	646,272

		6,217,446

Industrials 13.0%
Aerospace & Defense 1.6%
Ceradyne, Inc.* (a)	20,230	886,074
Precision Castparts Corp.	28,280	1,465,187

		2,351,261

Air Freight & Logistics 1.6%
C.H. Robinson Worldwide, Inc.	33,470	1,239,394
UTI Worldwide, Inc.	12,260	1,138,218

		2,377,612

Commercial Services & Supplies 2.9%
aQuantive, Inc.* (a)	30,630	773,101
Manpower, Inc.	26,580	1,235,970
Monster Worldwide, Inc.*	55,660	2,272,041

		4,281,112

Construction & Engineering 0.7%
McDermott International, Inc.*	22,150	988,112

Electrical Equipment 1.6%
AMETEK, Inc.	23,140	984,376
Roper Industries, Inc.	36,800	1,453,968

		2,438,344

Machinery 2.9%
Actuant Corp. “A”	10,420	581,436
Joy Global, Inc.	43,985	1,759,400
Oshkosh Truck Corp.	24,550	1,094,684
Terex Corp.*	14,610	867,834

		4,303,354

Road & Rail 0.7%
Norfolk Southern Corp.	21,950	984,019

	Shares	Value ($)
Trading Companies & Distributors 1.0%
WESCO International, Inc.*	36,660	1,566,482

Information Technology 23.6%
Communications Equipment 3.6%
Comverse Technologies, Inc.*	27,900	741,861
F5 Networks, Inc.*	35,320	2,019,951
Foundry Networks, Inc.*	82,570	1,140,292
JDS Uniphase Corp.* (a)	594,350	1,402,666

		5,304,770

Computers & Peripherals 1.5%
ATI Technologies, Inc.*	49,840	846,782
Network Appliance, Inc.*	49,440	1,334,880

		2,181,662

Electronic Equipment & Instruments 2.6%
Agilent Technologies, Inc.*	52,580	1,750,389
Cogent, Inc.* (a)	47,190	1,070,269
Itron, Inc.* (a)	12,280	491,691
Trident Microsystems, Inc.* (a)	33,510	603,180

		3,915,529

Internet Software & Services 3.5%
Akamai Technologies, Inc.* (a)	75,680	1,508,302
CNET Networks, Inc.* (a)	110,800	1,627,652
Openwave Systems, Inc.* (a)	68,210	1,191,629
ValueClick, Inc.* (a)	52,280	946,791

		5,274,374

IT Consulting & Services 1.3%
Global Payments, Inc.	24,790	1,155,462
MPS Group, Inc.*	57,760	789,579

		1,945,041

Semiconductors & Semiconductor Equipment 10.4%
Advanced Micro Devices, Inc.*	88,570	2,710,242
ASML Holding NV (New York Registered Shares)* (a)	65,200	1,309,216
Broadcom Corp. “A”*	68,630	3,235,904
KLA-Tencor Corp.	49,270	2,430,489
Lam Research Corp.*	19,730	703,966
Micron Technology, Inc.* (a)	119,310	1,588,016
Silicon Laboratories, Inc.* (a)	43,180	1,582,979
SiRF Technology Holdings, Inc.* (a)	26,380	786,124
Varian Semiconductor Equipment Associates, Inc.* (a)	26,320	1,156,238

		15,503,174

Software 0.7%
Red Hat, Inc.*	19,160	521,918
Salesforce.com, Inc.* (a)	14,500	464,725

		986,643

Materials 3.2%
Construction Materials 0.4%
Florida Rock Industries, Inc.	11,740	575,964

Metals & Mining 2.8%
Allegheny Technologies, Inc. (a)	34,590	1,248,007
CONSOL Energy, Inc.	21,120	1,376,602
Freeport-McMoRan Copper & Gold, Inc. “B”	28,040	1,508,552

		4,133,161

Telecommunication Services 2.4%
Wireless Telecommunication Services
Crown Castle International Corp.*	34,330	923,820
NII Holdings, Inc.*	61,300	2,677,584

		3,601,404

Total Common Stocks (Cost $112,297,094)		142,228,369

Securities Lending Collateral 18.7%
Daily Assets Fund Institutional, 4.28% (b) (c) (Cost $27,863,138)	27,863,138	27,863,138

Cash Equivalents 3.9%
Cash Management QP Trust, 4.26% (d) (Cost $5,741,167)	5,741,167	5,741,167

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $145,901,399)+	118.2	175,832,674

Other Assets and Liabilities, Net	(18.2)	(27,014,184)

Net Assets	100.0	148,818,490

Notes to DWS Turner Mid Cap Growth VIP Portfolio of Investments

*	Non-income producing security.
+	The cost for federal income tax purposes was $145,919,877. At December 31, 2005, net unrealized appreciation for all securities based on tax cost was $29,912,797. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $31,029,734 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,116,937.
(a)	All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2005 amounted to $26,923,208 which is 18.1% of net assets.
(b)	Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents collateral held in connection with securities lending.
(d)	Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR:	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

as of December 31, 2005

Assets

Investments:

Investments in securities, at value (cost $112,297,094) — including $26,923,208 of securities loaned	$142,228,369
Investment in Daily Assets Fund Institutional (cost $27,863,138)*	27,863,138
Investment in Cash Management QP Trust (cost $5,741,167)	5,741,167

Total investments in securities, at value (cost $145,901,399)	175,832,674

Cash	617,907
Receivable for investments sold	1,420,884
Dividends receivable	62,980
Interest receivable	25,971
Other assets	4,306

Total assets	177,964,722

Liabilities
Payable upon return of securities loaned	27,863,138
Payable for investments purchased	958,223
Payable for Portfolio shares redeemed	131,838
Accrued management fee	106,193

Other accrued expenses and payables	86,840

Total liabilities	29,146,232

Net assets, at value	$148,818,490

Net Assets
Net assets consist of:

Accumulated net investment loss	(86)
Net unrealized appreciation (depreciation) on investments	29,931,275
Accumulated net realized gain (loss)	11,657,906

Paid-in capital	107,229,395

Net assets, at value	$148,818,490

Class A

Net Asset Value, offering and redemption price per share ($121,631,079 ÷ 11,034,621 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.02

Class B

Net Asset Value, offering and redemption price per share ($27,187,411 ÷ 2,497,836 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.88

*	Represents collateral on securities loaned.

Statement of Operations

for the year ended December 31, 2005

Investment Income

Income:

Dividends (net of foreign taxes withheld of $498)	$628,787
Interest — Cash Management QP Trust	68,963
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	52,492

Total Income	750,242

Expenses:

Management fee	1,287,229
Custodian and accounting fees	115,609
Distribution service fees (Class B)	60,306
Record keeping fees (Class B)	34,105
Auditing	45,362
Legal	9,745
Trustees’ fees and expenses	5,721
Reports to shareholders	34,223
Other	16,094
Total expenses before expense reductions	1,608,394

Expense reductions	(9,279)

Total expenses after expense reductions	1,599,115

Net investment income (loss)	(848,873)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	15,832,540
Foreign currency related transactions	(24)

15,832,516

Net unrealized appreciation (depreciation) during the period on investments	(148,045)

Net gain (loss) on investment transactions	15,684,471

Net increase (decrease) in net assets resulting from operations	$14,835,598

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2005	2004
Operations:

Net investment income (loss)	$(848,873)	$(1,138,786)
Net realized gain (loss) on investment transactions	15,832,516	10,201,612
Net unrealized appreciation (depreciation) during the period on investment transactions	(148,045)	4,371,388

Net increase (decrease) in net assets resulting from operations	14,835,598	13,434,214

Portfolio share transactions:
Class A

Proceeds from shares sold	10,529,915	14,595,440
Cost of shares redeemed	(18,562,756)	(17,916,695)

Net increase (decrease) in net assets from Class A share transactions	(8,032,841)	(3,321,255)

Class B

Proceeds from shares sold	6,985,137	9,964,790
Cost of shares redeemed	(5,854,761)	(2,100,980)

Net increase (decrease) in net assets from Class B share transactions	1,130,376	7,863,810

Increase (decrease) in net assets	7,933,133	17,976,769
Net assets at beginning of period	140,885,357	122,908,588

Net assets at end of period (including accumulated net investment loss of $86 and $301, respectively)	$148,818,490	$140,885,357

Other Information
Class A

Shares outstanding at beginning of period	11,918,058	12,352,137
Shares sold	997,835	1,622,749
Shares redeemed	(1,881,272)	(2,056,828)
Net increase (decrease) in Class A shares	(883,437)	(434,079)

Shares outstanding at end of period	11,034,621	11,918,058

Class B

Shares outstanding at beginning of period	2,386,654	1,499,883
Shares sold	684,539	1,126,297
Shares redeemed	(573,357)	(239,526)
Net increase (decrease) in Class B shares	111,182	886,771

Shares outstanding at end of period	2,497,836	2,386,654

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended December 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$9.86	$8.88	$5.98	$8.82	$10.00

Income (loss) from investment operations:

Net investment income (loss)[b]	(.05)	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	1.21	1.05	2.96	(2.78)	(1.14)

Total from investment operations	1.16	.98	2.90	(2.84)	(1.18)

Net asset value, end of period	$11.02	$9.86	$8.88	$5.98	$8.82

Total Return (%)	11.76	11.04	48.49	(32.20)	(11.80	)[c]**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	122	118	110	61	48
Ratio of expenses before expense reductions (%)	1.11	1.19	1.18	1.13	1.82	*
Ratio of expenses after expense reductions (%)	1.11	1.19	1.18	1.13	1.30	*
Ratio of net investment income (loss) (%)	(.56)	(.82)	(.90)	(.82)	(.76	)*
Portfolio turnover rate (%)	151	174	155	225	205	*

[a]	For the period from May 1, 2001 (commencement of operations) to December 31, 2001.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Class B

Years Ended December 31,	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$9.78	$8.84	$5.97	$6.60

Income (loss) from investment operations:

Net investment income (loss)[b]	(.09)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.19	1.04	2.96	(.61)

Total from investment operations	1.10	.94	2.87	(.63)

Net asset value, end of period	$10.88	$9.78	$8.84	$5.97

Total Return (%)	11.25[c]	10.63	48.07	(9.55	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	23	13	.6
Ratio of expenses before expense reductions (%)	1.51	1.56	1.57	1.38	*
Ratio of expenses after expense reductions (%)	1.48	1.56	1.57	1.38	*
Ratio of net investment income (loss) (%)	(.93)	(1.19)	(1.29)	(.81	)*
Portfolio turnover rate (%)	151	174	155	225

[a]	For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.
[b]	Based on an average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Annualized
**	Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Variable Series II (formerly Scudder Variable Series II) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-nine portfolios (the “portfolio(s)”), including four portfolios that invest primarily in existing DWS Portfolios (formerly Scudder Portfolios) (“Underlying Portfolios”). Each Underlying Portfolio’s accounting policies and investment holdings are outlined in the Underlying Portfolio’s financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the portfolios’ claims on the collateral may be subject to legal proceedings.

Securities Lending. Each portfolio, except DWS Money Market VIP, DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP, DWS Conservative Allocation VIP, DWS Mercury Large Cap Core VIP and DWS Templeton Foreign Value VIP, may lend securities to financial institutions. The portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The portfolio requires the borrowers of the securities to maintain collateral with the portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net fees paid to a lending agent. Either the portfolios or the borrower may terminate the loan. The portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The portfolio may buy or sell credit default swap contracts to seek to increase the portfolio’s income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. The portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the portfolio in the event of a default. When the Portfolio sells a credit default swap contract it will “cover” its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the DWS Strategic Income VIP is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the DWS Strategic Income VIP is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the portfolio if the option is exercised. The portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the portfolio writes a covered call option, the portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The portfolio’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the portfolio’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the portfolio is required to deposit with a financial intermediary an amount (“initial margin”) equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the portfolio. When entering into a closing transaction, the portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the portfolio’s ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The portfolios may invest in US dollar-denominated fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The portfolios invest in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the portfolios having a contractual relationship only with the Lender, not with the sovereign borrower. The portfolios have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the portfolios generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the portfolios will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the portfolios assume the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP entered into mortgage dollar rolls in which each portfolio sells to a bank or broker/dealer (the “counterparty”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. Each portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by each portfolio because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to each portfolio. For example, while each portfolio receives compensation as consideration for agreeing to repurchase the security, each portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by each portfolio, thereby effectively charging each portfolio interest on its borrowings. Further, although each portfolio can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of each portfolio’s borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before each portfolio is able to repurchase them. There can be no assurance that each portfolio’s use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. Several of the portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the portfolio until payment takes place. At the time the portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The portfolios’ policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the portfolios paid no federal income taxes and no federal income tax provision was required.

At December 31, 2005, the following portfolios have utilized and had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date	Capital Loss Carryforwards Utilized ($)
DWS Balanced VIP*	4,703,100	12/31/2008	15,537,732
	6,354,400	12/31/2009
	18,679,700	12/31/2010
	46,269,100	12/31/2011
DWS Blue Chip VIP	—	—	16,510,800
DWS Davis Venture Value VIP	3,600,000	12/31/2010	900,000
	1,400,000	12/31/2011
	1,100,000	12/31/2012
DWS Dreman Financial Services VIP	—	—	5,323,000
DWS Dreman High Return Equity VIP	6,700,000	12/31/2011	12,700,000
DWS Global Thematic VIP	—	—	4,736,665
DWS Government & Agency Securities VIP	14,000	12/31/2013	—
DWS High Income VIP	3,945,000	12/31/2007	878,427
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
DWS International Select Equity VIP**	6,900,000	12/31/2009	27,700,000
	10,600,000	12/31/2010
	4,401,000	12/31/2011
DWS Janus Growth & Income VIP	3,482,000	12/31/2009	9,032,000
	29,907,000	12/31/2010
	6,934,000	12/31/2011
DWS Janus Growth Opportunities VIP	22,695,000	12/31/2009	8,734,800
	42,499,000	12/31/2010
	19,473,000	12/31/2011
DWS Large Cap Value VIP	7,347,000	12/31/2010	10,601,000
	6,438,000	12/31/2011
DWS Mid Cap Growth VIP	8,893,000	12/31/2010	6,246,916
	23,998,000	12/31/2011
DWS Oak Strategic Equity VIP	3,525,000	12/31/2010	1,197,000
	2,522,000	12/31/2011
	3,689,000	12/31/2012
DWS Salomon Aggressive Growth VIP	—	—	2,700,000
DWS Small Cap Growth VIP	59,486,000	12/31/2009	24,129,000
	71,888,400	12/31/2010
	4,154,600	12/31/2011
DWS Technology VIP	87,259,000	12/31/2009	8,093,000
	93,499,000	12/31/2010
	71,516,000	12/31/2011
DWS Turner Mid Cap Growth VIP	—	—	3,770,000

*	Certain of these losses may be subject to limitations under Sections 381-384 of the Internal Revenue Code.
**	Certain of these losses may be subject to limitations under Sections 381-383 of the Internal Revenue Code.

For the period from November 1, 2005 through December 31, 2005, the following portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
DWS Core Fixed Income VIP	293,200
DWS Government & Agency Securities VIP	12,000
DWS High Income VIP	40,500
DWS Janus Growth & Income VIP	240,400
DWS Mercury Large Cap Core VIP	10,500
DWS MFS Strategic Value VIP	616,000
DWS Technology VIP	2,685,000

As permitted by tax regulations, the portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Distributions of net investment income, if any, for all portfolios except the DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the portfolio.

At December 31, 2005, the portfolios’ components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income ($)	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Unrealized Appreciation (Depreciation) on Investments ($)
DWS Balanced VIP	16,309,424	—	(76,006,300)	67,040,446
DWS Blue Chip VIP	11,833,742	8,925,855	—	28,672,820
DWS Conservative Allocation VIP	708,948	151,805	—	1,073,117
DWS Core Fixed Income VIP	11,528,171	54,769	—	(3,828,131)
DWS Davis Venture Value VIP	2,254,777	—	(6,100,000)	95,139,526
DWS Dreman Financial Services VIP	2,884,953	1,446,693	—	28,856,509
DWS Dreman High Return Equity VIP	15,444,856	—	(6,700,000)	191,921,884
DWS Dreman Small Cap Value VIP	5,506,651	47,312,546	—	124,542,214
DWS Global Thematic VIP	1,314,634	8,014,353	—	17,072,317
DWS Government & Agency Securities VIP	10,459,567	—	(14,000)	(2,282,709)
DWS Growth Allocation VIP	2,466,981	741,615	—	7,703,344
DWS High Income VIP	29,763,859	—	(111,979,000)	(13,091,657)
DWS Income Allocation VIP	287,149	—	—	123,088
DWS International Select Equity VIP	5,174,107	—	(21,876,000)	50,913,016
DWS Janus Growth & Income VIP	1,218,239	—	(40,323,000)	55,585,910
DWS Janus Growth Opportunities VIP	66,147	—	(84,667,000)	27,433,151
DWS Large Cap Value VIP	4,766,169	—	(13,785,000)	38,426,214
DWS Mercury Large Cap Core VIP	—	—	—	452,745
DWS Mid Cap Growth VIP	—	—	(32,891,000)	12,668,189
DWS MFS Strategic Value VIP	—	—	—	3,778,753
DWS Moderate Allocation VIP	2,151,112	542,102	—	5,559,222
DWS Oak Strategic Equity VIP	—	—	(9,736,000)	7,396,849
DWS Salomon Aggressive Growth VIP	1,030,058	7,347,835	—	2,796,395
DWS Small Cap Growth VIP	—	—	(135,529,000)	48,466,317
DWS Strategic Income VIP	5,311,786	25,142	—	850,392
DWS Technology VIP	41,529	—	(252,274,000)	15,130,258
DWS Templeton Foreign Value VIP	686	80,265	—	1,539,705
DWS Turner Mid Cap Growth VIP	—	11,676,383	—	29,912,797

In addition, the tax character of distributions paid by the portfolios is summarized as follows:

	Distributions from ordinary income ($)* Years Ended December 31,		Distributions from long-term capital gains ($) Years Ended December 31,
Portfolio	2005	2004	2005	2004
DWS Balanced VIP	15,182,335	10,994,018	—	—
DWS Blue Chip VIP	2,905,214	1,683,204	—	—
DWS Conservative Allocation VIP	47,583	—	2,423	—
DWS Core Fixed Income VIP	11,142,235	11,368,699	1,635,169	1,643,431
DWS Davis Venture Value VIP	2,352,085	1,018,451	—	—
DWS Dreman Financial Services VIP	2,709,871	2,372,080	—	—
DWS Dreman High Return Equity VIP	15,007,524	12,318,605	—	—
DWS Dreman Small Cap Value VIP	3,657,738	3,617,447	47,511,442	—
DWS Global Thematic VIP	188,888	744,211	—	—
DWS Government & Agency Securities VIP	15,012,462	12,782,714	22,888	—
DWS Growth Allocation VIP	130,703	—	13,910	—
DWS High Income VIP	38,836,639	32,409,504	—	—
DWS Income Allocation VIP	6,214	—	191	—
DWS International Select Equity VIP	6,456,379	1,778,472	—	—
DWS Janus Growth & Income VIP	419,512	—	—	—
DWS Janus Growth Opportunities VIP	444,341	—	—	—
DWS Large Cap Value VIP	5,337,409	4,405,034	—	—
DWS Moderate Allocation VIP	89,661	—	8,902	—
DWS Mercury Large Cap Core VIP	16,872	—	—	—
DWS MFS Strategic Value VIP**	2,709,671	51,014	2,293,917	15,306
DWS Money Market VIP	8,462,304	3,060,457	—	—
DWS Oak Strategic Equity VIP	9,542	—	—	—
DWS Strategic Income VIP	6,790,122	2,582,795	203,812	787,439
DWS Technology VIP	997,316	—	—	—
DWS Templeton Foreign Value VIP	244,566	—	—	—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
**	For the year ended December 31, 2005, the DWS MFS Strategic Value Fund had tax return of capital distributions of $464,763.

Expenses. Expenses arising in connection with a specific portfolio are allocated to that portfolio. Trust expenses are allocated between the portfolios in proportion to their relative net assets.

Offering Costs. Offering costs for DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP, DWS Conservative Allocation VIP, DWS Mercury Large Cap Core VIP and DWS Templeton Foreign Value VIP were paid in connection with the offering of shares and were amortized over one year.

Contingencies. In the normal course of business, the portfolios may enter into contracts with service providers that contain general indemnification clauses. The portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the portfolios that have not yet been made. However, based on experience, the portfolios expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the year ended December 31, 2005, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP

excluding US Treasury Obligations and mortgage dollar roll transactions	564,179,281	641,790,302
US Treasury Obligations	227,887,877	228,481,650
mortgage dollar roll transactions	11,702,903	11,705,275
DWS Blue Chip VIP	915,450,155	920,653,818
DWS Conservative Allocation VIP	29,681,214	6,703,756
DWS Core Fixed Income VIP

excluding US Treasury Obligations and mortgage dollar roll transactions	261,943,870	180,986,168
US Treasury Obligations	317,110,531	318,080,615
mortgage dollar roll transactions	38,278,312	36,897,226
DWS Davis Venture Value VIP	66,697,783	28,361,784
DWS Dreman Financial Services VIP	39,251,598	59,229,856
DWS Dreman High Return Equity VIP	100,918,804	83,463,805
DWS Dreman Small Cap Value VIP	323,329,761	332,554,054
DWS Global Thematic VIP	88,858,059	76,328,779
DWS Government & Agency Securities VIP

excluding US Treasury Obligations and mortgage dollar roll transactions	560,312,909	546,074,198
US Treasury Obligations	75,146,790	73,072,859
mortgage dollar roll transactions	414,625,809	449,677,191
DWS Growth Allocation VIP	141,782,866	20,465,320
DWS High Income VIP

excluding US Treasury Obligations	396,243,599	429,682,232
US Treasury Obligations	1,495,158	1,471,714
DWS Income Allocation VIP	11,512,881	3,399,696
DWS International Select Equity VIP	224,320,881	218,210,814
DWS Janus Growth & Income VIP	66,716,951	79,842,911
DWS Janus Growth Opportunities VIP	73,229,422	66,081,830
DWS Large Cap Value VIP	186,984,470	204,485,550
DWS Mercury Large Cap Core VIP	5,306,587	2,273,576
DWS MFS Strategic Value VIP	41,163,100	29,239,881
DWS Mid Cap Growth VIP	60,638,427	63,831,983
DWS Moderate Allocation VIP	121,539,078	12,873,947
DWS Oak Strategic Equity VIP	15,224,500	29,011,910
DWS Salomon Aggressive Growth VIP	67,458,808	68,469,309
DWS Small Cap Growth VIP	239,637,041	262,188,537
DWS Strategic Income VIP

excluding US Treasury Securities	91,237,880	81,330,995
US Treasury Securities	23,200,073	19,343,507
DWS Technology VIP	278,975,656	303,973,728
DWS Templeton Foreign Value VIP	14,679,015	1,700,854
DWS Turner Mid Cap Growth VIP	203,409,892	217,046,771

For the year ended December 31, 2005, transactions for written options on securities were as follows for the DWS Technology VIP:

	Contract Amounts	Premium ($)
Beginning of period	2,074	332,731
Written	25,242	3,230,766
Closed	(10,597)	(1,788,637)
Exercised	(11,102)	(1,279,980)
Expired	(5,214)	(425,164)

End of period	403	69,716

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Annual Management Fee Rate
DWS Blue Chip VIP	0.65%
DWS Core Fixed Income VIP	0.60%
DWS Government & Agency Securities VIP	0.55%
DWS High Income VIP	0.60%
DWS International Select Equity VIP	0.75%
DWS Large Cap Value VIP	0.75%
DWS Strategic Income VIP	0.65%
DWS Dreman Small Cap Value VIP	0.75%

For the period from January 1, 2005, through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class A at 1.05% and Class B at 1.30%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Strategic Income VIP to the extent necessary to maintain the annual expenses of Class B at 1.199% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings).

In addition, for the year ended December 31, 2005, the Advisor waived $5,796 of record keeping fees for Class B shares of the DWS Strategic Income VIP.

For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of DWS Large Cap Value VIP to the extent necessary to maintain annual expenses of Class A at 0.80% and Class B at 1.20%. For the year ended December 31, 2005, the Advisor waived $12,690 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $536 of record keeping fees for Class B shares of the DWS Large Cap Value VIP.

For the period from January 1, 2005 through May 1, 2005, the DWS Small Cap Growth VIP paid a monthly investment management fee of 0.65%, based on the average daily net assets of the portfolio.

Effective May 2, 2005, the DWS Small Cap Growth VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.650%
next $750 million	0.625%
over $1 billion	0.600%

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Small Cap Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.72% and Class B at 1.09% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). The fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.65% of the portfolio’s average daily net assets.

For the year ended December 31, 2005, the Advisor waived $9,538 of record keeping fees for Class B shares of the DWS Small Cap Growth VIP.
For the period from January 1, 2005 through May 1, 2005, the DWS Balanced VIP paid a monthly investment management fee of 0.55%, based on the average daily net assets of the portfolio.

Effective May 2, 2005, the DWS Balanced VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.470%
next $750 million	0.445%
over $1 billion	0.410%

Effective May 2, 2005 through April 30, 2008, the Advisor agreed to limit its fees and reimburse expenses of DWS Balanced VIP to the extent necessary to maintain the annual expenses of Class A at 0.51% and Class B at 0.89% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $99,176 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the portfolio’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $8,199 of record keeping fees for Class B shares of the DWS Balanced VIP.

The DWS Money Market VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$215 million	0.500%
next $335 million	0.375%
next $250 million	0.300%
over $800 million	0.250%

Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to the annual effective rate of 0.46% of the DWS Money Market VIP’s average daily net assets.

The DWS Mid Cap Growth VIP, DWS Technology VIP, DWS Dreman Financial Services VIP and DWS Dreman High Return Equity VIP each pay a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.75%
next $750 million	0.72%
next $1.5 billion	0.70%
next $2.5 billion	0.68%
next $2.5 billion	0.65%
next $2.5 billion	0.64%
next $2.5 billion	0.63%
over $12.5 billion	0.62%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 0.95% and Class B at 1.35%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $32,030 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.70% of the portfolio’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $2,113 of record keeping fees for Class B shares of the DWS Mid Cap Growth VIP.

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of each portfolios’ average daily net assets:

Portfolio	Effective Rate
DWS Dreman Financial Services VIP	0.75%
DWS Dreman High Return Equity VIP	0.73%
DWS Mid Cap Growth VIP	0.70%
DWS Technology VIP	0.75%

DWS Salomon Aggressive Growth VIP and DWS Turner Mid Cap Growth VIP each paid a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.000%
next $250 million	0.975%
next $500 million	0.950%
next $1.5 billion	0.925%
over $2.5 billion	0.900%

Effective August 1, 2005, the DWS Salomon Aggressive Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.800%
next $500 million	0.775%
next $750 million	0.750%
next $1.5 billion	0.725%

Effective October 1, 2005, the DWS Turner Mid Cap Growth VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.800%
next $200 million	0.785%
next $500 million	0.770%
over $1 billion	0.755%

For the period from January 1, 2005 to July 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective August 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain annual expenses of Class A at 1.10% and Class B at 1.50%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of the DWS Salomon Aggressive Growth VIP to the extent necessary to maintain the annual expense of Class A at 0.908% and Class B at 1.308% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $119,238 of management fees. Effective August 1, 2005, the Advisor was changed from Invesco/AIM to Salomon Brothers Asset Management and the name was changed to DWS Salomon Aggressive Growth VIP.

In addition, for the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expenses of Class A at 1.30% and Class B at 1.70%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of the DWS Turner Mid Cap Growth VIP to the extent necessary to maintain the annual expense of Class B at 1.337% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting fee savings).

For the year ended December 31, 2005, the Advisor waived $6,545 of record keeping fees for Class B shares of the DWS Turner Mid Cap Growth VIP.

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates of 0.63% and 0.95% of the portfolios’ average daily net assets of the DWS Salomon Aggressive Growth VIP and DWS Turner Mid Cap Growth VIP, respectively.

DWS Davis Venture Value VIP, DWS Janus Growth & Income VIP, DWS Janus Growth Opportunities VIP and DWS Oak Strategic Equity VIP each paid a monthly investment management fee, based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $1.5 billion	0.875%
over $2.5 billion	0.850%

Effective May 1, 2005, the DWS Janus Growth & Income VIP and DWS Janus Growth Opportunities VIP each pay a monthly investment management fee based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.750%
next $750 million	0.725%
next $1.5 billion	0.700%
over $2.5 billion	0.675%

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
DWS Janus Growth & Income VIP	0.81%
DWS Janus Growth Opportunities VIP	0.81%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit the fees and reimburse each class of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 1.15% and Class B at 1.55%. Effective May 2, 2005, through April 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class A at 0.95%. Effective May 2, 2005, through September 30, 2005, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual operating expenses of Class B at 1.35%. Effective October 1, 2005, through September 30, 2006, the Advisor agreed to limit the fees and reimburse expenses of the DWS Janus Growth & Income VIP to the extent necessary to maintain annual expenses of Class B at 1.253% (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $6,113 of record keeping fees for Class B shares of the portfolio.

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Davis Venture Value VIP to the extent necessary to maintain the annual expenses of Class A at 0.853% and Class B at 1.253% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $187,410 of management fees.

In addition, for the year ended December 31, 2005, the Advisor waived $7,238 of record keeping fees for Class B shares of the DWS Davis Venture Value VIP.

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Oak Strategic Equity VIP to the extent necessary to maintain the annual expenses of Class B at 1.301% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings).

For the year ended December 31, 2005, the Advisor waived $7,449 of record keeping fees for Class B shares of the DWS Oak Strategic Equity VIP.

Effective October 1, 2005, the DWS Oak Strategic Equity VIP pays a monthly investment management fee, based on average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.750%
next $200 million	0.735%
next $500 million	0.720%
over $1 billion	0.705%

Accordingly, for the year ended December 31, 2005, the fees pursuant to the Management Agreement were equivalent to the annual effective rates shown below of the portfolios’ average daily net assets:

Portfolio	Effective Rate
DWS Davis Venture Value VIP	0.89%
DWS Oak Strategic Equity VIP	0.90%

The DWS Global Thematic VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	1.00%
next $500 million	0.95%
next $750 million	0.90%
next $1.5 billion	0.85%
over $3 billion	0.80%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.56% and Class B at 1.96%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Global Thematic VIP to the extent necessary to maintain the annual expenses of Class A at 1.04% and Class B at 1.44% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $112,367 of management fees and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.87% of the portfolio’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,700 of record keeping fees for Class B shares of the DWS Global Thematic VIP.

The DWS MFS Strategic Value VIP pays a monthly investment management fee, based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.925%
next $500 million	0.900%
next $500 million	0.825%
next $1 billion	0.800%
over $2.5 billion	0.775%

For the period from January 1, 2005, through September 30, 3005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.15% and Class B at 1.55%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit it fees and reimburse expenses of the DWS MFS Strategic Value VIP to the extent necessary to maintain the annual operating expense of Class A at 0.86% and Class B at 1.26%. (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for year ended December 31, 2005, the Advisor waived $98,710 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the portfolio’s average daily net assets.

The DWS Mercury Large Cap Core VIP pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.900%
next $250 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
next $500 million	0.700%
over $2.5 billion	0.650%

For the period from January 1, 2005 through September 30, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 1.00% and Class B at 1.20%. Effective October 1, 2005 through September 30, 2006, the Advisor agreed to limit its fees and reimburse expenses of DWS Mercury Large Cap Core VIP to the extent necessary to maintain the annual expenses of Class A at 0.873% and Class B at 1.20% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). Accordingly, for the year ended December 31, 2005, the Advisor waived $26,156 of management fee and the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of the portfolio’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,954 of record keeping fees for Class B shares of the portfolio and $40,416 of other expenses.

The DWS Templeton Foreign Value VIP pays a monthly investment management fee based on the average daily net assets of the portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$250 million	0.950%
next $250 million	0.900%
next $500 million	0.850%
next $500 million	0.800%
next $1 billion	0.750%
over $2.5 billion	0.700%

For the year ended December 31, 2005, the Advisor agreed to limit its fees and reimburse expenses of each class of the DWS Templeton Foreign Value VIP to the extent necessary to maintain the annual expenses of Class A at 1.14% and Class B at 1.34% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and fund accounting outsourcing fee savings). For the year ended December 31, 2005, the Advisor waived $112,526 of management fees. Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00% of DWS Templeton Foreign Value VIP’s average daily net assets.

In addition, for the year ended December 31, 2005, the Advisor waived $1,741 of record keeping fees for Class B shares of the DWS Templeton Foreign Value VIP.

The DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP pay a monthly investment management fee based on the average daily net assets of each portfolio, computed and accrued daily and payable monthly, of 1/12 of the annual rates shown below:

Average Daily Net Assets of the Portfolio	Annual Management Fee Rate
$0-$500 million	0.150%
next $500 million	0.140%
next $500 million	0.130%
next $1 billion	0.120%
over $2.5 billion	0.110%

The Advisor has agreed to waive 0.05% of average daily net assets of the portfolio against the monthly investment management fee of Class B of the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP. For the year ended December 31, 2005, the Advisor waived $4,372, $49,685, $55,420 and $14,339 of management fees for the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, respectively.

In addition, for the year ended December 31, 2005, the Advisor waived $8,744 of management fees for the DWS Income Allocation VIP.

Through April 30, 2006, the Advisor, underwriter and accounting agent have each contractually agreed to waive their respective fees and reimburse expenses of Class B of the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP to the extent necessary to maintain each portfolio’s direct operating expenses at 0.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest). For the year ended December 31, 2005, the Advisor waived $11,265 and $39,927 of record keeping fees for the DWS Income Allocation VIP and DWS Conservative Allocation VIP, respectively.

Accordingly, for the year ended December 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.00%, 0.10%, 0.10% and 0.10%, of DWS Income Allocation VIP’s, DWS Moderate Allocation VIP’s, DWS Growth Allocation VIP’s and DWS Conservative Allocation VIP’s average daily net assets, respectively.

DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At December 31, 2005, the DWS portfolios held the following percentage of the Underlying Portfolios’ outstanding shares as follows:

Portfolio	DWS Core Fixed Income VIP
DWS Conservative Allocation VIP	5%
DWS Growth Allocation VIP	7%
DWS Moderate Allocation VIP	12%

Portfolio	DWS Blue Chip VIP
DWS Growth Allocation VIP	5%

Portfolio	DWS Janus Growth Opportunities VIP
DWS Growth Allocation VIP	7%
DWS Moderate Allocation VIP	5%

Portfolio	DWS Templeton Foreign Value VIP
DWS Growth Allocation VIP	30%
DWS Moderate Allocation VIP	16%

Portfolio	Scudder RREEF Real Estate Securities VIP
DWS Growth Allocation VIP	12%
DWS Moderate Allocation VIP	8%

Portfolio	DWS MFS Strategic Value VIP
DWS Growth Allocation VIP	17%
DWS Moderate Allocation VIP	11%

Portfolio	DWS Growth & Income VIP
DWS Growth Allocation VIP	9%
DWS Moderate Allocation VIP	5%

Portfolio	DWS Large Cap Value VIP
DWS Growth Allocation VIP	6%
DWS Moderate Allocation VIP	5%

On December 1, 2005, Aberdeen Asset Management PLC (“Aberdeen PLC”) acquired from Deutsche Bank AG, the parent company of the Advisor, parts of its asset management business and related assets based in London and Philadelphia. As of December 2, 2005, and pursuant to a written contract with the Advisor (the “Sub-Advisory Agreement”), Aberdeen PLC serves as subadvisor to DWS Core Fixed Income VIP. Aberdeen PLC is paid by the Advisor for its services. Please see Note L for details regarding the change in subadvisor prior to period end.

Prior to September 30, 2005, Deutsche Asset Management Investment Services Limited (“DeAMIS”) served as sub-advisor to the DWS International Select Equity, DWS Strategic Income and DWS Balanced VIPs and was paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the DWS Dreman Financial Services, DWS Dreman High Return Equity and DWS Dreman Small Cap Value VIPs and is paid by the Advisor for its services.

INVESCO Institutional (N.A.) Inc. served as sub-advisor to the DWS Salomon Aggressive Growth VIP and was paid by the Advisor for its services. Effective August 1, 2005, Salomon Brothers Asset Management Inc. became the sub-advisor to the portfolio and the portfolio’s name was changed to DWS Salomon Aggressive Growth VIP.

Janus Capital Management, L.L.C., formerly Janus Capital Corporation, serves as sub-advisor to the DWS Janus Growth & Income and DWS Janus Growth Opportunities VIPs and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the DWS Oak Strategic Equity VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Massachusetts Financial Services Company (“MFS”) serves as sub-advisor to the DWS MFS Strategic Value VIP and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers (“MLIM”), serves as sub-advisor to the DWS Mercury Large Cap Core VIP and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the DWS Templeton Foreign Value VIP and is paid by the Advisor for its services.

Service Provider Fees. DWS Scudder Fund Accounting Corporation (“DWS-SFAC”), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the year ended December 31, 2005, DWS-SFAC received the following fee for its services for the following portfolios:

Portfolio	Total Aggregated	Waived ($)	Unpaid at December 31, 2005 ($)
DWS Conservative Allocation VIP	61,714	—	3,100
DWS Davis Venture Value VIP	85,936	—	7,908
DWS Dreman Financial Services VIP	80,307	—	11,078
DWS Dreman High Return Equity VIP	131,840	—	11,543
DWS Global Thematic VIP	111,026	—	8,428
DWS Growth Allocation VIP	62,705	—	5,249
DWS Income Allocation VIP	45,388	22,002	10,727
DWS Janus Growth & Income VIP	70,775	—	6,829
DWS Janus Growth Opportunities VIP	58,944	—	5,787
DWS Mercury Large Cap Core VIP	99,304	99,304	—
DWS MFS Strategic Value VIP	72,872	—	5,858
DWS Mid Cap Growth VIP	62,902	—	5,623
DWS Moderate Allocation VIP	73,338	—	4,148
DWS Oak Strategic Equity VIP	53,346	—	4,520
DWS Salomon Aggressive Growth VIP	79,855	—	3,120
DWS Technology VIP	78,641	—	6,461
DWS Templeton Foreign Value VIP	102,741	92,526	—
DWS Turner Mid Cap Growth VIP	94,542	—	9,447

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Investments Service Company (“DWS-SISC”) receives a fee (“Distribution Service Fee”) of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2005, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated	Waived ($)	Unpaid at December 31, 2005 ($)
DWS Balanced VIP	82,992	—	7,009
DWS Blue Chip VIP	101,201	—	9,106
DWS Conservative Allocation VIP	71,696	—	5,437
DWS Core Fixed Income VIP	220,712	—	16,924
DWS Davis Venture Value VIP	177,310	—	16,146
DWS Dreman Financial Services VIP	42,361	—	3,703
DWS Dreman High Return Equity VIP	312,165	—	27,861
DWS Dreman Small Cap Value VIP	189,045	—	16,717
DWS Global Thematic VIP	38,339	—	3,983
DWS Government & Agency Securities VIP	120,593	—	9,901
DWS Growth Allocation VIP	277,101	—	40,041
DWS High Income VIP	139,382	—	11,558
DWS Income Allocation VIP	21,861	21,861	—
DWS International Select Equity VIP	133,737	—	12,631
DWS Janus Growth & Income VIP	70,642	—	6,642
DWS Janus Growth Opportunities VIP	22,312	—	2,143
DWS Large Cap Value VIP	100,801	—	8,454
DWS Mercury Large Cap Core VIP	5,900	579	—
DWS Mid Cap Growth VIP	15,682	—	1,509
DWS MFS Strategic Value VIP	82,714	—	3,791
DWS Moderate Allocation VIP	248,426	—	33,738
DWS Money Market VIP	140,673	—	13,454
DWS Oak Strategic Equity VIP	50,458	—	4,285
DWS Salomon Aggressive Growth VIP	18,686	—	1,948
DWS Small Cap Growth VIP	85,045	—	8,149
DWS Strategic Income VIP	58,999	2,527	3,902
DWS Technology VIP	37,898	—	3,494
DWS Templeton Foreign Value VIP	11,702	2,484	—
DWS Turner Mid Cap Growth VIP	60,306	—	5,613

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and regulatory filing services to the portfolios. For the year ended December 31, 2005, the amounts charged to the portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Total Aggregated	Unpaid at December 31, 2005 ($)
DWS Balanced VIP	3,789	1,216
DWS Blue Chip VIP	3,789	1,216
DWS Conservative Allocation VIP	3,392	1,216
DWS Core Fixed Income VIP	3,789	1,216
DWS Davis Venture Value VIP	3,789	1,216
DWS Dreman Financial Services VIP	3,789	1,216
DWS Dreman High Return Equity VIP	3,789	1,216
DWS Dreman Small Cap Value VIP	3,789	1,216
DWS Global Thematic VIP	3,789	1,216
DWS Government & Agency Securities VIP	3,789	1,216
DWS Growth Allocation VIP	3,392	1,216
DWS High Income VIP	3,789	1,216
DWS Income Allocation VIP	3,392	1,216
DWS International Select Equity VIP	3,789	1,216
DWS Janus Growth & Income VIP	3,789	1,216
DWS Janus Growth Opportunities VIP	3,789	1,216
DWS Large Cap Value VIP	3,789	1,216
DWS Mercury Large Cap Core VIP	3,789	1,216
DWS MFS Strategic Value VIP	3,789	1,216
DWS Mid Cap Growth VIP	3,789	1,216
DWS Moderate Allocation VIP	3,392	1,216
DWS Money Market VIP	3,789	1,216
DWS Oak Strategic Equity VIP	3,789	1,216
DWS Salomon Aggressive Growth VIP	3,789	1,216
DWS Small Cap Growth VIP	3,789	1,216
DWS Strategic Income VIP	3,789	1,216
DWS Technology VIP	3,789	1,216
DWS Templeton Foreign Value VIP	3,789	1,216
DWS Turner Mid Cap Growth VIP	3,789	1,216

Trustees’ Fees and Expenses. The portfolios paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the portfolios may invest in the Cash Management QP Trust (the “QP Trust”) and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds’ investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Expense Reductions

For the year ended December 31, 2005, the Advisor agreed to reimburse the portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	8,766
DWS Blue Chip VIP	4,709
DWS Core Fixed Income VIP	4,410
DWS Davis Venture Value VIP	4,934
DWS Dreman Financial Services VIP	2,678
DWS Dreman High Return Equity VIP	10,685
DWS Dreman Small Cap Value VIP	7,225
DWS Global Thematic VIP	2,066
DWS Government & Agency Securities VIP	4,406
DWS High Income VIP	5,625
DWS International Select Equity VIP	3,755
DWS Janus Growth & Income VIP	3,379
DWS Janus Growth Opportunities VIP	2,785
DWS Large Cap Value VIP	4,434
DWS MFS Strategic Value VIP	1,733
DWS Mid Cap Growth VIP	1,850
DWS Money Market VIP	4,524
DWS Oak Strategic Equity VIP	2,030
DWS Salomon Aggressive Growth VIP	1,653
DWS Small Cap Growth VIP	4,200
DWS Strategic Income VIP	2,160
DWS Technology VIP	3,446
DWS Turner Mid Cap Growth VIP	2,620

In addition, the portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the portfolios’ expenses. During the year ended December 31, 2005, the portfolios’ custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
DWS Balanced VIP	1,752
DWS Blue Chip VIP	152
DWS Core Fixed Income VIP	1,495
DWS Davis Venture Value VIP	50
DWS Dreman Financial Services VIP	34
DWS Dreman High Return Equity VIP	222
DWS Dreman Small Cap Value VIP	1,529
DWS Government & Agency Securities VIP	365
DWS High Income VIP	5,390
DWS Janus Growth & Income VIP	554
DWS Janus Growth Opportunities VIP	73
DWS Large Cap Value VIP	81
DWS Mercury Large Cap Core VIP	38
DWS MFS Strategic Value VIP	39
DWS Mid Cap Growth VIP	47
DWS Money Market VIP	559
DWS Oak Strategic Equity VIP	73
DWS Salomon Aggressive Growth VIP	140
DWS Small Cap Growth VIP	720
DWS Strategic Income VIP	1,145
DWS Technology VIP	250
DWS Turner Mid Cap Growth VIP	114

G. Forward Foreign Currency Exchange Contracts

As of December 31, 2005, the following portfolios had entered into the following forward foreign currency exchange contracts resulting in the following:

DWS Balanced VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	4,652,627	CAD	5,468,000	1/27/2006	55,095
USD	192,550	CAD	228,000	1/27/2006	3,748
CHF	4,000	USD	3,108	1/27/2006	55
CHF	3,347,000	USD	2,631,662	1/27/2006	77,314
CHF	126,000	USD	96,272	1/27/2006	112
EUR	1,016,000	USD	1,220,617	1/27/2006	15,928
EUR	288,000	USD	349,128	1/27/2006	7,641
USD	96,271	GBP	56,000	1/27/2006	64
EUR	5,306	USD	6,437	1/12/2006	150
JPY	263,461,000	USD	2,276,455	1/27/2006	34,755
NZD	264,000	USD	181,769	1/27/2006	1,958
NZD	120,000	USD	82,042	1/27/2006	309
NZD	328,000	USD	232,972	1/27/2006	9,570
USD	30,414	MXN	329,025	2/10/2006	379
USD	65,322	MXN	704,036	2/10/2006	567
MXN	499,000	USD	47,310	2/10/2006	610
EUR	35,133	USD	41,801	2/15/2006	102

Total unrealized appreciation					208,357

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	975,950	AUD	1,310,000	1/27/2006	(16,485)
USD	68,876	AUD	94,000	1/27/2006	(29)
USD	384,233	AUD	514,000	1/27/2006	(7,771)
CAD	2,225,000	USD	1,891,508	1/27/2006	(24,125)
EUR	91,000	USD	107,325	1/27/2006	(575)
USD	2,496,241	GBP	1,406,000	1/27/2006	(77,532)
JPY	82,963,000	USD	692,651	1/27/2006	(13,253)
USD	26,148	MXN	278,567	2/10/2006	(78)
MXN	1,311,628	USD	121,054	2/10/2006	(1,696)
EUR	254,299	USD	299,583	2/15/2006	(2,240)
EUR	100,969	USD	119,469	2/15/2006	(368)
EUR	52,610	USD	61,879	2/15/2006	(563)

Total unrealized depreciation					(144,715)

DWS High Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
USD	211,396	MXN	2,286,945	2/10/2006	2,633
USD	397,574	MXN	4,285,053	2/10/2006	3,453
EUR	210,800	USD	250,806	2/15/2006	612

Total unrealized appreciation					6,698

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	167,611	MXN	1,785,644	2/10/2006	(497)
MXN	8,357,642	USD	711,349	2/10/2006	(10,821)
EUR	4,056,494	USD	4,778,839	2/15/2006	(35,729)
EUR	458,600	USD	542,629	2/15/2006	(1,673)
EUR	189,394	USD	222,762	2/15/2006	(2,026)
EUR	530,000	USD	626,486	2/15/2006	(2,560)

Total unrealized depreciation					(53,306)

DWS Janus Growth & Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
CHF	955,000	USD	758,237	1/27/2006	29,405
CHF	400,000	USD	316,331	1/27/2006	11,060
EUR	790,000	USD	969,363	1/27/2006	32,646
CHF	925,000	USD	748,988	2/23/2006	41,303
EUR	325,000	USD	398,824	2/27/2006	13,466

Total unrealized appreciation					127,880

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
EUR	200,000	USD	237,920	5/11/2006	(614)

Total unrealized depreciation					(614)

DWS Strategic Income VIP

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US$)
EUR	46,706	USD	56,657	1/12/2006	1,324
USD	52,023	AUD	71,000	1/27/2006	54
USD	1,990,215	CAD	2,339,000	1/27/2006	17,502
USD	154,547	CAD	183,000	1/27/2006	2,534
CHF	1,806,000	USD	1,403,263	1/27/2006	26,041
CHF	578,000	USD	454,467	1/27/2006	13,695
CHF	114,000	USD	87,103	1/27/2006	169
EUR	977,300	USD	1,174,123	1/27/2006	15,087
JPY	191,583,100	USD	1,655,389	1/27/2006	24,691
NZD	192,000	USD	132,196	1/27/2006	1,103
NZD	88,000	USD	60,164	1/27/2006	80
NZD	269,000	USD	191,065	1/27/2006	7,399
USD	19,503	MXN	210,990	2/10/2006	243
USD	43,183	MXN	465,430	2/10/2006	375
MXN	944,000	USD	89,500	2/10/2006	1,153
EUR	21,958	USD	26,126	2/15/2006	64

Total unrealized appreciation					111,514

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation (US$)
USD	707,750	AUD	950,000	1/27/2006	(10,948)
USD	336,391	AUD	450,000	1/27/2006	(6,327)
EUR	62,000	USD	73,123	1/27/2006	(407)
USD	1,800,276	GBP	1,014,000	1/27/2006	(57,782)
USD	89,395	GBP	52,000	1/27/2006	(36)
JPY	64,674,000	USD	539,958	1/27/2006	(10,528)
EUR	143,000	USD	169,143	2/8/2006	(517)
EUR	196,901	USD	233,263	2/8/2006	(347)
USD	16,262	MXN	173,248	2/10/2006	(48)
MXN	849,668	USD	78,418	2/10/2006	(1,100)
EUR	176,356	USD	207,759	2/15/2006	(1,553)
EUR	52,610	USD	62,146	2/15/2006	(296)
EUR	35,750	USD	42,300	2/15/2006	(130)

Total unrealized depreciation					(90,019)

Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

JPY Japanese Yen

MXN Mexican Peso

NZD New Zealand Dollar

USD United States Dollar

H. Ownership of the Portfolios

At December 31, 2005, the beneficial ownership in the portfolios was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 40%, 25% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 73% and 26%.

DWS Blue Chip VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 54% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 73% and 26%.

DWS Conservative Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 72% and 28%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 32%, 31% and 26%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 73% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 72% and 28%.

DWS Dreman Financial Services VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 58% and 39%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 74% and 26%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 67% and 26%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 81% and 17%.

DWS Dreman Small Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 56%, 25% and 15%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 75% and 21%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 63% and 35%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 68% and 32%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 41%, 34% and 18%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 88%.

DWS Growth Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 85% and 15%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 37%, 32% and 26%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 77% and 22%.

DWS Income Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 62% and 38%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 45%, 28% and 25%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 58% and 42%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 69% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 84% and 16%.

DWS Janus Growth Opportunities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 60%, 26% and 13%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 88%.

DWS Large Cap Value VIP: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 39%, 31%, 15% and 12%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 82% and 18%.

DWS Mercury Large Cap Core VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the portfolio, owning 100%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 57%, 30% and 13%.

DWS MFS Strategic Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning, 62%, 22% and 11%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 87% and 13%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 65% and 29%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 80% and 19%.

DWS Moderate Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 80% and 20%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 42%, 33% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 66% and 34%.

DWS Oak Strategic Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 77% and 23%.

DWS Salomon Aggressive Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 82% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the portfolio, owning 87%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 47%, 22% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 53% and 40%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the portfolio, each owning 62% and 37%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 63% and 33%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the portfolio, each owning 78% and 21%.

DWS Templeton Foreign Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 77% and 22%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 42%, 39% and 18%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the portfolio, each owning 80% and 20%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the portfolio, each owning 83% and 17%.

I. Line of Credit

The Trust and several other affiliated funds (the “Participants”) share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	5%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman Financial Services VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	5%
DWS High Income VIP	33%
DWS Income Allocation VIP	5%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Janus Growth Opportunities VIP	33%
DWS Large Cap Value VIP	33%
DWS Mercury Large Cap Core VIP	33%
DWS MFS Strategic Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	5%
DWS Money Market VIP	33%
DWS Oak Strategic Equity VIP	33%
DWS Salomon Aggressive Growth VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Templeton Foreign Value VIP	33%
DWS Turner Mid Cap Growth VIP	33%

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds’ advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management (“DeAM”) has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM’s practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors’ payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors’ procedures regarding non-cash compensation regarding entertainment provided to such associated persons. Additional information announced by DeAM regarding the terms of the expected settlements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

K. Acquisition of Assets

On April 29, 2005, the DWS Small Cap Growth VIP acquired all of the net assets of Scudder Variable Series I 21st Century Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,739,831 Class A shares and 1,627,657 Class B shares of the Scudder Variable Series I 21st Century Growth Portfolio for 3,256,621 Class A shares and 680,062 Class B shares of the DWS Small Cap Growth VIP outstanding on April 29, 2005. Scudder Variable Series I 21st Century Growth Portfolio’s net assets at that date of $45,435,834, including $4,404,910 of net unrealized appreciation, were combined with those of the DWS Small Cap Growth VIP. The aggregate net assets of the DWS Small Cap Growth VIP immediately before the acquisition were $209,671,733. The combined net assets of the DWS Small Cap Growth VIP immediately following the acquisitions were $255,107,567.

On April 29, 2005, the DWS Balanced VIP acquired all of the net assets of Scudder Variable Series I Balanced Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 10,773,456 Class A shares of the Scudder Variable Series I Balanced Portfolio for 5,591,767 Class A shares of the DWS Balanced VIP outstanding on April 29, 2005. Scudder Variable Series I Balanced Portfolio’s net assets at that date of $118,997,707, including $9,126,657 of net unrealized appreciation, were combined with those of the DWS Balanced VIP. The aggregate net assets of the DWS Balanced VIP immediately before the acquisition were $598,273,318. The combined net assets of the DWS Balanced VIP immediately following the acquisitions were $717,271,025.

L. Payments made by Affiliates and Investment Restriction Violations

During the year ended December 31, 2005, the Advisor fully reimbursed the DWS Balanced VIP, DWS High Income VIP, the DWS Strategic Income VIP and DWS Technology VIP $3,830, $27,576, $2,298 and $3,842, respectively, for losses incurred on a trade executed incorrectly.

In addition, the Advisor fully reimbursed the DWS Davis Venture Value VIP and DWS Government & Agency Securities VIP $621 and $234, respectively, for losses incurred in violation of investment restrictions. During the period, the DWS Small Cap Growth VIP realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio’s investment restrictions.

M. Other

Prior to September 30, 2005, Deutsche Asset Management Investment Services Ltd. (“DeAMIS”), an affiliate of the Advisor, served as subadvisor with respect to the investment and reinvestment of assets of DWS International Select Equity VIP, DWS Strategic Income VIP and DWS Balanced VIP. DeAMIS was sold to Aberdeen Asset Management PLC (“Aberdeen”). The Portfolio’s Board allowed the subadvisory agreement with DeAMIS, due for renewal on September 30, 2005 to expire and only the advisory agreement with DeIM was approved for continuation. Aberdeen plays no role in managing the portfolios. Additionally, effective December 2, 2005, pursuant to an investment subadvisory agreement between Aberdeen and the Advisor, Aberdeen acts as the subadvisor for DWS Core Fixed Income VIP. As subadvisor, Aberdeen, under the supervision of the Board of Trustees and the Advisor, makes the portfolio’s investment decisions, buys and sells securities for the portfolio, and conducts the research that leads to these purchase and sale decisions. Aberdeen is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. Aberdeen provides a full range of international investment advisory services to institutional and retail clients. Aberdeen will be paid for its services by the Advisor from its fee as investment advisor to the portfolio.

N. Subsequent Event

Effective February 6, 2006, Scudder Investments changed its name to DWS Scudder and the Scudder funds were renamed DWS funds. The DWS Scudder name represents the alignment of Scudder with all of Deutsche Bank’s mutual fund operations around the globe. In addition, the Web site for all Scudder funds changed to www.dws-scudder.com.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Variable Series II:

We have audited the accompanying statements of assets and liabilities of DWS Variable Series II (formerly Scudder Variable Series II) (the “Trust”), comprising the DWS Balanced VIP (formerly Scudder Total Return Portfolio), DWS Blue Chip VIP (formerly Scudder Blue Chip Portfolio), DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio), DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio), DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio), DWS Dreman Financial Services VIP (formerly SVS Dreman Financial Services Portfolio), DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio), DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio), DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio), DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio), DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio), DWS High Income VIP (formerly Scudder High Income Portfolio), DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio), DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio), DWS Janus Growth & Income VIP (formerly SVS Janus Growth and Income Portfolio), DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio), DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio), DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio), DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio), DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio and formerly Scudder Aggressive Growth Portfolio), DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio), DWS Money Market VIP (formerly Scudder Money Market Portfolio), DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio), DWS Salomon Aggressive Growth VIP (formerly Scudder Aggressive Growth Portfolio and formerly SVS INVESCO Dynamic Growth Portfolio), DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio), DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio), DWS Technology VIP (formerly Scudder Technology Growth Portfolio), DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio), and DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio) (collectively, the “Portfolios”), including the portfolios of investments, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios of the DWS Variable Series II at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 16, 2006

Tax Information (Unaudited)

The following portfolios paid distributions from net long-term capital gains during the year ended December 31, 2005 as follows:

Portfolio	Distribution Per Share ($)	% Representing 15% Rate Gains
DWS Core Fixed Income VIP	.06	100%
DWS Dreman Small Cap Value VIP	1.78	100%
DWS Government & Agency Securities VIP	.001	100%
DWS MFS Strategic Value VIP	.5518	100%
DWS Strategic Income VIP	.03	100%

The following portfolios designated as capital gain dividends for its year ended December 31, 2005:

Portfolio	Capital Gain ($)	% Representing 15% Rate Gains
DWS Blue Chip VIP	9,819,000	100%
DWS Conservative Allocation VIP	167,000	100%
DWS Core Fixed Income VIP	93,200	100%
DWS Dreman Financial Services	1,600,000	100%
DWS Dreman Small Cap Value VIP	52,300,000	100%
DWS Global Thematic VIP	8,816,000	100%
DWS Growth Allocation VIP	820,000	100%
DWS Income Allocation VIP	191	100%
DWS MFS Strategic Value VIP	500,000	100%
DWS Moderate Allocation VIP	600,000	100%
DWS Salomon Aggressive Growth VIP	8,100,000	100%
DWS Strategic Income VIP	32,000	100%
DWS Turner Mid Cap Growth VIP	12,844,000	100%
DWS Templeton Foreign Value VIP	88,300	100%

For corporate shareholders, the following percentage of income dividends paid during the following portfolios’ fiscal year ended December 31, 2005 qualified for the dividends received deduction:

Portfolio	%
DWS Balanced VIP	43
DWS Blue Chip VIP	100
DWS Conservative Allocation VIP	100
DWS Davis Venture Value VIP	100
DWS Dreman Financial Services VIP	100
DWS Dreman High Return Equity VIP	100
DWS Dreman Small Cap Value VIP	100
DWS Global Thematic VIP	100
DWS Growth Allocation VIP	100
DWS Janus Growth and Income VIP	100
DWS Janus Growth Opportunities VIP	100
DWS Large Cap Value VIP	100
DWS Mercury Large Cap Core VIP	100
DWS MFS Strategic Value VIP	100
DWS Oak Strategic Equity VIP	100
DWS Technology VIP	71
DWS Templeton Foreign Value VIP	38

DWS Global Thematic VIP paid foreign taxes of $170,000 and earned $454,040 of foreign source income during the year ended December 31, 2005. Pursuant to section 853 of the Internal Revenue Code, the portfolio designates $0.03 per share as foreign taxes paid and $0.07 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS International Select Equity VIP paid foreign taxes of $678,821 and earned $4,638,967 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the portfolio designates $0.04 per share as foreign taxes paid and $0.24 per share as income earned from foreign sources for the year ended December 31, 2005.

DWS Templeton Foreign Value VIP paid foreign taxes of $21,600 and earned $139,100 of foreign source income during the year ended December 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the portfolio designates $0.02 per share as foreign taxes paid and $0.08 per share as income earned from foreign sources for the year ended December 31, 2005.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Proxy Voting

A description of the Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the “Meeting”) of DWS Salomon Aggressive Growth VIP (the “Portfolio”) was held on October 21, 2005 at the offices of Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. To approve a new Investment Management Agreement between DWS Variable Series II, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
3,983,737	94,156	333,050

2. To approve a new Sub-advisory Agreement between DeIM and Salomon Brothers Asset Management Inc.:

Number of Votes:
Affirmative	Against	Abstain
3,962,802	112,845	335,296

A Special Meeting of Shareholders (the “Meeting”) of DWS Core Fixed Income VIP (the “Portfolio”) was held on November 18, 2005, at the offices of DeIM, 345 Park Avenue, New York, NY 10154. At the meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

1. To approve an Amended and Restated Investment Management Agreement between DWS Variable Series II, on behalf of the Portfolio, and DeIM:

Number of Votes:
Affirmative	Against	Abstain
18,762,395	363,523	1,458,292

2. To approve a new Sub-advisory Agreement between DeIM and Aberdeen Asset Management, Inc.:

Number of Votes:
Affirmative	Against	Abstain
18,733,967	364,585	1,485,657

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio’s investment management agreement (each an “Agreement”) with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreements. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Fixed Income Oversight Committee, as applicable, and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Portfolio. After their review of the information received, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees’ findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed each Portfolio since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of each of the Portfolios. The Board considered, generally, that shareholders invested in a Portfolio, or approved the investment management agreement for a Portfolio, knowing that the Advisor managed the Portfolio and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank’s commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Portfolios with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreements, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. For certain Funds, the Board considered the delegation of day-to-day portfolio management responsibility to a sub-advisor. The Board reviewed each Portfolio’s performance over short-term and, as applicable, long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and peer groups. The Board considered whether investment results were consistent with a Portfolio’s investment objective and policies. The Board also noted that it has put a process into place of identifying “Focus Funds” (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor’s remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee and Fixed-Income Oversight Committee, as applicable, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory and unless otherwise noted below, each Portfolio’s performance over time was satisfactory.

Fees and Expenses. The Board considered each Portfolio’s management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper Inc. (“Lipper”). For purposes of this comparison, the Board relied on historical data compiled by Lipper for the peer funds and the Advisor’s estimate of current expenses for each Portfolio (including, as applicable, the effect of a Portfolio’s then-current expense cap). The information provided to the Board showed that, unless otherwise noted below, each Portfolio’s management fee rate was below the median of its peer group and that each Portfolio’s total expense ratio was below the median of its peer universe. The Board also considered each Portfolio’s management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and, as applicable, for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that (i) both the mix of services provided and the level of responsibility required under an Agreement were significantly greater as compared to the Advisor’s obligations for similarly managed institutional accounts; and (ii) the management fees of institutional accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces from those in the mutual fund marketplace. With respect to the other comparable DWS Funds, the Board considered differences in fund and fee structures among the DWS Funds and, as applicable, among the various legacy organizations. When applicable, the Board took into account the Advisor’s commitment to cap total expenses for certain classes through specified periods.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under each Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing each Portfolio in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS organization with respect to all fund services in totality and by fund. The Board reviewed DeIM’s methodology in allocating its costs to the management of each Portfolio. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of each Portfolio, were not unreasonable. For DWS Mid Cap Growth VIP, DWS Global Thematic VIP, DWS Mercury Large Cap Core VIP, DWS MFS Strategic Value VIP and DWS Templeton Foreign Value VIP, the Board noted that, based on the information provided, the Advisor operated each Portfolio at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Portfolio and whether each Portfolio benefits from any economies of scale. The Board considered whether the management fee schedule under each Agreement is reasonable in relation to the asset size of the Portfolio. The Board noted that the management fee schedule for seventeen of the Portfolios included breakpoints designed to share economies of scale with the shareholders. The Board concluded that each management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees received by the Advisor for administrative services provided to each Portfolio. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that, during the past year, the Advisor agreed to cease allocating brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding ongoing inquiries of the Advisor regarding market timing, late trading and other matters by federal and state regulators and private lawsuits on related topics. Among other matters, the Board considered the Advisor’s commitment to indemnify the DWS Funds against regulatory actions or lawsuits arising from such inquiries. The Board also considered management’s representation that such actions will not materially impact the Advisor’s ability to perform under the Agreements or materially impact the Portfolios.

In connection with the factors described above, the Board considered factors specific to a particular Portfolio, as discussed below.

DWS Mid Cap Growth VIP (formerly Scudder Mid Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted that effective October 28, 2005, the Portfolio would adopt a new investment objective and strategy and, accordingly, changed its name to Scudder Mid Cap Growth Portfolio.

The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance, including the Portfolio’s adoption of a new investment objective and strategy.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that total expenses remained in the fourth quartile. The Board took note of the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of the total expenses for Class B shares, the Board recommended that the Advisor cap expenses of Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such ratio (after the recommended expense cap) was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Davis Venture Value VIP (formerly SVS Davis Venture Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group and that the Portfolio’s total expense ratio was above the median of the peer universe but below the fourth quartile for Class A shares and in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares at a level within the third quartile. The Board noted that although the Portfolio’s management fee rate was above the median for the peer group and the total expense ratios for Class A and B shares were above the median of the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Dreman High Return Equity VIP (formerly SVS Dreman High Return Equity Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio’s total expense ratios were below the median of the peer universe for Class A shares and in the fourth quartile for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio was below the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

The Board noted that although the Portfolio’s management fee rate was above the median for the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Dreman Small Cap Value VIP (formerly SVS Dreman Small Cap Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was above the median of the peer universe, but below the fourth quartile, for Class B shares. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Global Thematic VIP (formerly Scudder Global Blue Chip Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A and Class B shares, the Board recommended that the Advisor cap total expenses of Class A and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s management fee rate was above the median for the peer group and total expenses for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS International Select Equity VIP (formerly Scudder International Select Equity Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated a portion of the Portfolio’s assets, to be invested in foreign securities, for management by Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank’s agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor’s existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was above the median but below the fourth quartile of the peer universe for Class B shares.

The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such expenses were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Salomon Aggressive Growth VIP (formerly Scudder Salomon Aggressive Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted that, previously, the Advisor delegated management of the Portfolio’s assets to INVESCO Institutional N.A. (“INVESCO”), pursuant to a sub-advisory agreement. Effective August 1, 2005, the Board terminated the sub-advisory agreement with INVESCO and approved an interim sub-advisory agreement with Salomon Brothers Asset Management Inc. (“Salomon”) pending shareholder approval of the new agreement. The Board considered changes in the investment objective and strategy of the Portfolio in connection with the recent change in sub-advisor.

Fees and Expenses. The Board noted that, effective August 1, 2005, the Portfolio adopted a lower management fee schedule. The information provided to the Board showed that the Portfolio’s management fee rate (adjusted for the new management fee schedule) was above the median of the peer group and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board also took into account the Advisor’s commitment to cap expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A and Class B shares, the Board recommended that the Advisor cap total expenses for Class A shares and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s management fee rate was above the median for the peer group and total expenses for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Janus Growth & Income VIP (formerly SVS Janus Growth And Income Portfolio)

Fees and Expenses. The Board noted that the Advisor agreed to reduce the Portfolio’s management fee rate, effective May 1, 2005. The information provided to the Board, which reflected the management fee reduction, showed that the Portfolio’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio remained in the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares at a level within the third quartile. The Board noted that although the Portfolio’s management fee rate was above the median for the peer group and total expenses were above the median for Class B shares, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Janus Growth Opportunities VIP (formerly SVS Janus Growth Opportunities Portfolio)

Fees and Expenses. The Board noted that the Advisor agreed to reduce the Portfolio’s management fee rate, effective May 1, 2005. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Large Cap Value VIP (formerly Scudder Large Cap Value Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance, the Portfolio’s favorable long-term performance, and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio’s total expense ratio was above the median but below the fourth quartile of the peer universe for Class B shares.

The Board noted that although the Portfolio’s management fees were above the median of the peer group and total expenses for Class B shares were above the median of peer universe, respectively, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Mercury Large Cap Core VIP (formerly Scudder Mercury Large Cap Core Portfolio)

Nature, Quality and Extent of Services. The Board noted that comparative performance information was not available due to the Portfolio’s limited operating history.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was above the median but below the fourth quartile of the peer universe for Class A shares and in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio of Class B shares remained in the fourth quartile.

Given that the Advisor’s estimates of current expenses provided to the Board for Class A and B shares were impacted by the current expense caps, and in light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the expense cap for Class A shares be extended through September 30, 2006, and that the Advisor cap expenses for Class B shares through September 30, 2006 at a level within the third quartile. The Board noted that although the Portfolio’s total expense ratios for Class A and B shares were above the median for its peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the small size and short operating history of the Portfolio and the nature, quality and extent of services provided by the Advisor.

DWS MFS Strategic Value VIP (formerly SVS MFS Strategic Value Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class A shares and Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares remained in the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class A shares and Class B shares, the Board recommended that the Advisor cap total expenses for Class A and Class B shares (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s total expense ratios for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense caps) were within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Oak Strategic Equity VIP (formerly SVS Oak Strategic Equity Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, but considered that the Portfolio has performed at high levels over time and that such volatility is consistent with the Portfolio’s investment strategy.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was in the fourth quartile of the peer group, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board noted that, in response to questions of the Independent Trustees regarding the levels of management fee rates and total expenses, the Advisor agreed to a lower management fee schedule and lower expense caps effective with the renewal of the Agreement. The Board examined the total expense ratio for Class A and B shares (taking into effect the lower management fee) and less 12b-1 plan and recordkeeping expenses for Class B shares, and noted that the expense ratio for Class B shares remained in the fourth quartile.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap the total expense ratio (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s total expense ratios for Class A and B shares were above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Small Cap Growth VIP (formerly Scudder Small Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the long-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board noted that the Portfolio adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of DWS Variable Series I — 21st Century Growth Portfolio in May 2005 (the “21st Century Merger”). The information provided to the Board showed that the Portfolio’s management fee rate (taking into account the effect of the 21st Century Merger) was below the median of the peer group and that the Portfolio’s total expense ratios for Class A and Class B shares were below the median of the peer universe. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2008 in connection with the 21st Century Merger.

DWS Technology VIP (formerly Scudder Technology Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was above the median but below the fourth quartile for Class B shares.

The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Templeton Foreign Value VIP (formerly Scudder Templeton Foreign Value Portfolio)

Nature, Quality and Extent of Services. The Board noted that comparative performance information was not available due to the Portfolio’s limited operating history.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile for Class B shares. The Board examined the total expenses ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

Given that the Advisor’s estimates of current expenses provided to the Board for Class A and Class B shares were impacted by the current expense caps, the Board recommended that the expense caps be extended through September 30, 2006 for Class A and Class B shares. The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such expenses (after the recommended expense cap) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the small size and short operating history of the Portfolio and the nature, quality and extent of services provided by the Advisor.

DWS Balanced VIP (formerly Scudder Total Return Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated management of the portion of the Portfolio’s assets, to be invested in foreign securities, to Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank’s agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor’s existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

The Board noted the relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board noted that the Portfolio adopted a lower management fee schedule in connection with the acquisition of the assets and liabilities of DWS Variable Series I — Balanced Portfolio in May 2005 (the “Balanced Fund Merger”). The information provided to the Board showed that the Portfolio’s management fee rate (taking into account the effects of the Balanced Fund Merger) was below the median of the peer group and that the Portfolio’s total expense ratio was below the median of the peer universe for Class A shares and above the median but below the fourth quartile for Class B shares. The Board took into account the Advisor’s commitment to cap total expenses for Class A shares through April 30, 2008 in connection with the Balanced Fund Merger and to cap total expenses for Class B shares through April 30, 2006.

The Board noted that although the Portfolio’s total expense ratio for Class B shares was above the median for the peer universe, such ratio was within an acceptable range of the peer universe, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Turner Mid Cap Growth VIP (formerly SVS Turner Mid Cap Growth Portfolio)

Nature, Quality and Extent of Services. The Board noted the short-term relative underperformance of the Portfolio, and took into account the factors contributing to such performance and steps being taken by the Advisor and Turner to improve performance.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was in the fourth quartile of the peer group, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class A and Class B shares. The Board noted that, in response to questions of the Independent Trustees regarding the levels of the management fee rate and total expenses, the Advisor agreed to a lower management fee schedule and lower expense caps effective with the renewal of the Agreement. The Board examined the total expense ratio for Class A and B shares (taking into effect the lower management fee) and less 12b-1 plan and recordkeeping expenses for Class B shares, and noted that the expense ratio for Class B shares remained in the fourth quartile.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that the Advisor cap the total expense ratio (less 12b-1 plan and recordkeeping expenses) at a level within the third quartile. The Board noted that although the Portfolio’s revised management fee rate and the total expense ratios for Class A and B shares were above the median for the peer group and peer universe, respectively, such expenses (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Income Allocation VIP (formerly Scudder Conservative Income Strategy Portfolio)

DWS Growth Allocation VIP (formerly Scudder Growth Strategy Portfolio)

DWS Moderate Allocation VIP (formerly Scudder Growth & Income Strategy Portfolio)

DWS Conservative Allocation VIP (formerly Scudder Income & Growth Strategy Portfolio)

Nature, Quality and Extent of Services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board noted that the Portfolio commenced operations on August 16, 2004 and that comparative performance results were not available due to the limited operating history of the Portfolio.

Fees and Expenses. The Board noted that the comparative Lipper peer group and peer universe information included many mutual funds that were not structured as funds-of-funds. As a result, the information provided to the Board showed that the Portfolio’s management fee rate was below the median of the peer group and that the Portfolio’s total expense ratio was below the median of the peer universe. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on other funds-of-funds selected by the Advisor. Based upon that data, the Board observed that the Portfolio’s management fees for the asset allocation service were above the median. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

Given that the Advisor’s estimate of current expenses provided to the Board was impacted by a voluntary cap on management fees, the Board recommended that the Advisor make such cap contractual through September 30, 2006.

Profitability. The Board did not receive profitability information with respect to the Portfolio, but did receive such information with respect to the funds in which the Portfolio invests.

DWS Core Fixed Income VIP (formerly Scudder Fixed Income Portfolio)

Nature, Quality and Extent of Services. The Board noted the Advisor’s representation that in connection with Deutsche Bank’s agreement to sell Deutsche Asset Management Investment Services Limited, an affiliate of the Advisor, to Aberdeen Asset Management PLC (“Aberdeen”), it expects that substantially all the members of the portfolio management team that currently manages the fixed income portion of the Portfolio will undertake employment with Aberdeen. The Board also noted the Advisor’s recommendation to retain Aberdeen as subadvisor, with no increase in fees.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group but below the fourth quartile, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

The Board noted that, although the Portfolio’s management fee rate was above the median of the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such management fee rate and total expense ratio were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Government & Agency Securities VIP (formerly Scudder Government & Agency Securities Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio of Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares was below the fourth quartile.

The Board noted that, although the Portfolio’s total expense ratio for Class B shares was above the median of the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS High Income VIP (formerly Scudder High Income Portfolio)

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio was below the fourth quartile.

The Board noted that, although the Portfolio’s total expense ratio for Class B shares was above the median of the peer universe, such ratio was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Strategic Income VIP (formerly Scudder Strategic Income Portfolio)

Nature, Quality and Extent of Services. The Board noted that, in the past, the Advisor delegated management of the portion of the Portfolio’s assets, to be invested in foreign securities, to Deutsche Asset Management Investment Services Limited (“DeAMIS”), an affiliate of the Advisor, pursuant to a sub-advisory agreement. In light of Deutsche Bank’s agreement to sell DeAMIS, the Advisor recommended that the Board not renew the sub-advisory agreement with DeAMIS, but, rather, proposed that the assets previously managed by DeAMIS be managed by the Advisor utilizing the Advisor’s existing resources. The Board received information related to the resources and capabilities of the Advisor in managing foreign securities. The Board concluded that the Advisor has the resources and capabilities to manage the foreign securities portion of the Portfolio previously managed by DeAMIS.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expenses for Class B shares less 12b-1 plan and recordkeeping expenses and noted that the expense ratio for Class B shares remained in the fourth quartile. The Board took into account the Advisor’s commitment to cap total expenses through April 30, 2006.

In light of the fourth quartile ranking of total expenses for Class B shares, the Board recommended that total expenses (less 12b-1 plan and recordkeeping expenses) for Class B shares be capped at a level within the third quartile. The Board noted that, although the Portfolio’s total expense ratio for Class B shares was above the median of the peer universe, such ratio (after the recommended expense cap) was within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

DWS Money Market VIP (formerly Scudder Money Market Portfolio)

Nature, Quality and Extent of Services. The Board reviewed the Portfolio’s gross and net performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including peer groups focusing, for this purpose, primarily on gross performance. The Board concluded that the Portfolio’s gross performance over time was satisfactory.

Fees and Expenses. The information provided to the Board showed that the Portfolio’s management fee rate was above the median of the peer group, but below the fourth quartile, and that the Portfolio’s total expense ratio was in the fourth quartile of the peer universe for Class B shares. The Board examined the total expense ratio less 12b-1 plan and recordkeeping expenses for Class B shares and noted that the expense ratio was below the fourth quartile.

The Board noted that although the Portfolio’s management fee rate was above the median of the peer group and the total expense ratio for Class B shares was above the median of the peer universe, such expenses were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Agreement continue to be fair and reasonable and that the continuation of each Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement for each of the following “Portfolios”:

DWS Davis Venture Value VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Oak Strategic Equity VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of each Portfolio’s sub-advisory agreement (the “Sub-Advisory Agreement”) between Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) and each Portfolio’s sub-advisor (each a “Sub-Advisor”) in September 2005. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate each Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreements, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under each Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of each Sub-Advisor, investment approach of each Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of each Portfolio, and the resources made available to such personnel. The Board considered short-term and longer-term performance of each Portfolio (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by each Sub-Advisor historically have been and continue to be satisfactory and that, except as discussed below, each Portfolio’s performance during the tenure of the Sub-Advisor was satisfactory.

With respect to DWS Oak Strategic Equity VIP, the Board noted that although the short-term performance of the Portfolio was disappointing, the Portfolio has performed at high levels over time and such volatility is consistent with the Portfolio’s investment strategy. With respect to DWS Turner Mid Cap Growth VIP, the Board noted the disappointing short-term performance of the Portfolio, and took into account the factors contributing to such underperformance, steps being taken to improve performance and also considered favorable year-to-date performance.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate of each Sub-Advisory Agreement and how it related to the overall management fee structure of the Portfolio. With respect to the Portfolios subadvised by Janus Capital Management LLC (“Janus”), the Board noted that Janus agreed to reduce its sub-advisory fees, effective May 1, 2005. With respect to the Portfolios subadvised by Dreman Value Management, L.L.C. (“Dreman”), the Board considered the terms of a relationship agreement between the Advisor and Dreman. The Board considered that each sub-advisory fee rate was negotiated at arm’s length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates each Sub-Advisor from its fees. Accordingly, the Board considered the estimated profitability of the Advisor and did not consider estimated profitability of each Sub-Advisor. The Board evaluated whether the overall management fees payable by each Portfolio were designed to share economies of scale.

As part of its review of the investment management agreement with DeIM, the Board considered whether there will be economies of scale with respect to the overall fee structure of each Portfolio and whether the Portfolio will benefit from any economies of scale. With respect to DWS Oak Strategic Equity VIP, DWS Turner Mid Cap Growth VIP and the Portfolios subadvised by Janus, the Board noted that the Advisor agreed to reduce each Portfolio’s management fee, effective October 1, 2005 for DWS Oak Strategic Equity VIP and DWS Turner Mid Cap Growth VIP, and May 1, 2005 for the Portfolios subadvised by Janus. The Board noted that most investment management agreements with DeIM included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by each Sub-Advisor and their affiliates. For the Portfolios subadvised by Dreman, this includes benefits received by Dreman in connection with executing brokerage transactions for the Portfolios. For all other sub-advised Portfolios, the Board noted that each Sub-Advisor agreed to adhere to DeIM’s Soft Dollar Policy for the Portfolios, which includes an agreement not to use Portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of each Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of each Sub-Advisory Agreement is in the best interests of each Portfolio. No single factor was determinative in the Board’s analysis.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of December 31, 2005. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee’s term of office extends until the next shareholders’ meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	71

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	71

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	71

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	71

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	71

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	71

William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	71

Robert H. Wadsworth (1940) Trustee, 2004-present	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The European Equity Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)	74

*	Inception date of the corporation which was the predecessor to the L.L.C.

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen

William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	120

Vincent J. Esposito[4] (1956) President, 2005-present	Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a

Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a

Elisa D. Metzger[4,6] (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)	n/a

Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a

Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a

John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a

Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3	Executive title, not a board directorship
4	Address: 345 Park Avenue, New York, New York 10154
5	Address: Two International Place, Boston, Massachusetts 02110
6	Elected on November 15, 2005

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

About the Fund’s Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in DWS Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although DWS Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 778-1482

VS2-2 (2/06) 42921

DWS VARIABLE SERIES I

FORM N-14

PART C: OTHER INFORMATION

Item 15. Indemnification

A policy of insurance covering Deutsche Investment Management Americas Inc., the Registrant’s investment adviser (the “Adviser”), its subsidiaries, including DWS Scudder Distributors, Inc., and all of the registered investment companies advised by the Adviser insures the Registrant’s trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article IV, Sections 4.1-4.3 of Registrant’s declaration of trust provides as follows:

Section 4.1. No Personal Liability of Shareholders, Trustees, Etc. Generally. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, former Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders (as set forth in Section 4.2 below), in connection with Trust Property or the acts, obligations or affairs of the Trust; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Trust shall indemnify and hold each Shareholder or former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more Series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

Section 4.2. Non-Liability of Trustees, Etc. to Trust or Shareholders. No Trustee, former Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his office. Without limiting the foregoing, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, subadviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee, except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

(i) every person who is, or has been, a Trustee or officer of the Trust (for purposes of this Section, “Trustee or officer” shall include persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise), shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer, and against amounts paid or incurred by him in the settlement thereof;

(ii) the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or officer:

(i) against any liability to the Trust or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(iii) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (b)(i) or (b)(ii)) (whether by compromise payment, pursuant to a consent decree or otherwise) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A) by the court or other body approving the settlement or other disposition; or

(B) a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry),by:

(x) a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(y) written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

(c) The rights of indemnification herein provided to any Trustee or officer shall be severable from those of any other Trustee or officer, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which any Trustee or officer or any other person may be entitled by contract or otherwise under law.

(d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under this Section 4.3, provided that either:

(i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a “Disinterested Trustee” is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

In making any determination under this Section 4.3 as to whether a Trustee or officer engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Trustee or officer ultimately will be found entitled to indemnification, the Disinterested Trustees or independent legal counsel making the determination shall afford the Trustee or officer a rebuttable presumption that the Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office and has acted in good faith in the reasonable belief that the Trustee’s or officer’s action was in the best interest of the Trust or Series and its Shareholders. Any determination pursuant to this Section 4.3 shall not prevent the recovery from any Trustee or officer of any amount paid to such Trustee or officer in accordance with this Section as indemnification if such Trustee or officer is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Trustee’s or officer’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s or officer’s office.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the Registrant’s investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

The Adviser has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Independent Trustees) and consultants, whether retained by the Registrant or the Independent Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then the Adviser has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Adviser and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, that if no final determination is made in such action or proceeding as to the relative fault of the Adviser and the Registrant, then the Adviser shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, and in light of the rebuttable presumption generally afforded to non-interested board members of an investment company that they have not engaged in disabling conduct, the Adviser has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Independent Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Independent Trustees, arising from the matters alleged in any Private Litigation and Enforcement Actions or matters arising from or similar in subject matter to the matters alleged in the Private Litigation and Enforcement Actions (collectively, “Covered Matters”), including without limitation:

1. all reasonable legal and other expenses incurred by the Independent Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or reasonable legal and other expenses incurred by any Independent Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by the Adviser (or by a representative of the Adviser acting as such, acting as a representative of the Registrant or of the Independent Trustees or acting otherwise) for the benefit of the Independent Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of the Adviser, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or reasonable legal and other expenses incurred by any Independent Trustee, whether or not such loss or expense is incurred with respect to a Covered Matter, which is otherwise covered under the terms of any specified policy of insurance, but for which the Independent Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to the Adviser or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to any Covered Matter; provided, that the total amount that the Adviser will be obligated to pay under this provision for all loss or expense shall not exceed the amount that the Adviser and any of its affiliates actually receive under that policy of insurance for or with respect to any and all Covered Matters; and

5. all liabilities and reasonable legal and other expenses incurred by any Independent Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless the Adviser prevails on the merits of any such dispute in a final, nonappealable court order.

The Adviser is not required to pay costs or expenses or provide indemnification to or for any individual Independent Trustee (i) with respect to any particular proceeding or action as to which the board of Trustees of the Registrant has determined that such Independent Trustee ultimately would not be entitled to indemnification with respect thereto, or (ii) for any liability of the Independent Trustee to the Registrant or its shareholders to which such Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that the Adviser has paid costs or expenses under the agreement to any individual Independent Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Independent Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Independent Trustee’s duties as a trustee of the Registrant, such Independent Trustee has undertaken to repay such costs or expenses to the Adviser.

Item 16. Exhibits

(1)	Amended and Restated Declaration of Trust dated June 27, 2006 is filed herein as Exhibit 1.

(2)	Amended and Restated Bylaws dated June 27, 2006 are filed herein as Exhibit 2.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization constitutes Exhibit A to Part A hereof.

(5)	(a) Articles V, VI, and VII and Sections 4.1 and 4.2 of the Amended and Restated Declaration of Trust included in response to Item 16(1) of this Part C.

(b) Articles 8 and 9 of the Amended and Restated Bylaws of the Registrant included in response to Item 16(2) of this Part C.

(6)	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated June 1, 2006 is filed herein as Exhibit 6.

(7)	(a) Underwriting Agreement between the Registrant and Scudder Investor Services, Inc., is incorporated by reference to Post-Effective Amendment No. 33 to the registration statement of the Registrant on Form N-1A (the “Registration Statement”) as filed on April 30, 2002.

	(b)	Underwriting Agreement between the Registrant and Scudder Distributors, Inc. dated September 30, 2002 is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

(8)	Not applicable.

(9)	(a)	Custodian Contract between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(b)	Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 15, 2001.

	(c)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. dated April 29, 1996 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(d)	Fee schedule for Exhibit (9)(c) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(e)	Revised Fee Schedule for Exhibit (9)(b) is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 15, 2001.

(10)	(a)	Form of Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940 is filed herein as Exhibit 10(a).

	(b)	Master Distribution Plan for Class B shares pursuant to Rule 12b-1, as amended September 30, 2002, is incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement filed on April 30, 2003.

	(c)	Master Distribution Plan for Class B shares pursuant to Rule 12b-1 dated February 9, 1996 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(11)	Opinion of Ropes & Gray LLP, including consent, to be filed by pre-effective amendment.

(12)	Form of Opinion of Willkie Farr & Gallagher LLP as to tax matters, including consent, is to be filed by pre-effective amendment.

(13)	(a)	Administrative Services Agreement dated June 1, 2006 is filed herein as Exhibit 13(a).

	(b)	Transfer, Dividend Disbursing and Plan Agency Agreement between the

Registrant and State Street Bank and Trust Company dated July 12, 1985 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(c)	Fee schedule for Exhibit (13)(b) is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(d)	Transfer Agency and Service Agreement between the Registrant and ScudderService Corporation dated April 6, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(e)	Amendment to Participation Agreement between the Registrant and Charter National Life Insurance Company dated June 30, 1991 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(f)	Participation Agreement between the Registrant and The Union Central Life Insurance Company dated February 18, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(g)	Participation Agreement between the Registrant and Aetna Life Insurance and Annuity Company dated April 27, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(h)	Participation Agreement between the Registrant and Safeco Life Insurance Companies dated December 31, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(i)	First Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company and the Fund dated February 19, 1993 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(j)	Second Amendment to the Fund Participation Agreement between Aetna Life Insurance and Annuity Company and the Fund dated August 13, 1993 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(k)	First Amendment to the Participation Agreement between Mutual of America Life Insurance Company, The American Life Insurance Company of New York and the Fund dated August 13, 1993 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(l)	First Amendment to the Participation Agreement between The Union Central Life Insurance Company and the Fund dated September 30, 1993 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

(m)	Participation Agreement between the Registrant and American Life Assurance Corporation dated May 3, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(n)	Participation Agreement between the Registrant and AUSA Life Insurance Company, Inc. dated October 21, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(o)	Participation Agreement between the Registrant and Banner Life Insurance Company dated January 18, 1995 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(p)	Participation Agreement between the Registrant and Fortis Benefits Insurance Company dated June 1, 1994 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(q)	Participation Agreement between the Registrant and Lincoln Benefit Life Company dated December 30, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(r)	Participation Agreement between the Registrant and Charter National Life Insurance Company dated September 3, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(s)	Participation Agreement between the Registrant and Mutual of America Life Insurance Company dated December 30, 1988 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(t)	First Amendment to Participation Agreement between the Registrant and Mutual of America Life Insurance Company dated August 13, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(u)	Participation Agreement between the Registrant and Mutual of America Life Insurance Company dated December 30, 1988 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(v)	First Amendment to Participation Agreement between the Registrant and Mutual of America Life Insurance Company dated August 13, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(w)	Participation Agreement between the Registrant and Mutual of America Life Insurance Company dated December 30, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(x)	Participation Agreement between the Registrant and Paragon Life Insurance Company dated April 30, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(y)	Participation Agreement between the Registrant and Provident Mutual Life Insurance Company of Philadelphia dated July 21, 1993 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(z)	Participation Agreement between the Registrant and United of Omaha Life Insurance Company dated May 15, 1994 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(aa)	First Amendment to the Participation Agreement between the Registrant and United of Omaha Life Insurance Company dated January 23, 1995 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(bb)	Participation Agreement between the Registrant and USAA Life Insurance Company dated February 3, 1995 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(cc)	Amendment to the Participation Agreement, the Reimbursement Agreement and the Participating Contract and Policy Agreement dated February 3, 1995 is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement filed on April 11, 1995.

(dd)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Participating Insurance Companies is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(ee)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Carillon Investments, Inc. dated February 18, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(ff)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and Aetna Life Insurance and Annuity Company dated April 27, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(gg)	Participating Contract and Policy Agreement between Scudder Investor Services, Inc. and PNMR Securities, Inc. dated December 1, 1992 is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on January 28, 1998.

	(hh)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

	(ii)	Letter of Indemnity to the Scudder Funds dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

	(jj)	Letter of Indemnity to the Independent Trustees dated October 13, 2004 is incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.

(14)	(a)	Consent of [[ ]], Independent Registered Public Accounting Firm, to be filed by pre-effective amendment.

	(b)	Consent of [[ ]], Independent Registered Public Accounting Firm, to be filed by pre-effective amendment.

(15)	Not Applicable.

(16)	Power of Attorney is filed herein as Exhibit 16.

(17)	Not Applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and The Commonwealth of Massachusetts on the 8th day of August, 2006.

DWS VARIABLE SERIES I

By:	/s/ Michael Clark
Michael Clark President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Clark Michael Clark	President	August 8, 2006

/s/ Paul H. Schubert Paul H. Schubert	Treasurer	August 8, 2006

/s/ HENRY P. BECTON, JR.* Henry P. Becton, Jr.	Trustee	August 8, 2006

/s/ DAWN-MARIE DRISCOLL* Dawn-Marie Driscoll	Trustee	August 8, 2006

/s/ KEITH R. FOX* Keith R. Fox	Trustee	August 8, 2006

/s/ KENNETH C. FROEWISS* Kenneth C. Froewiss	Trustee	August 8, 2006

/s/ MARTIN J. GRUBER* Martin J. Gruber	Trustee	August 8, 2006

/s/ RICHARD J. HERRING* Richard J. Herring	Trustee	August 8, 2006

Graham E. Jones	Trustee	August 8, 2006

/s/ REBECCA W. RIMEL* Rebecca W. Rimel	Trustee	August 8, 2006

/s/ PHILIP SAUNDERS, JR.* Philip Saunders, Jr.	Trustee	August 8, 2006

William N. Searcy, Jr.	Trustee	August 8, 2006

/s/ JEAN GLEASON STROMBERG* Jean Gleason Stromberg	Trustee	August 8, 2006

/s/ CARL W. VOGT* Carl W. Vogt	Trustee	August 8, 2006

/s/ AXEL SCHWARZER* Axel Schwarzer	Trustee	August 8, 2006

*By:	/s/ John Millette
John Millette** Vice President and Secretary August 8, 2006

**	Attorney-in-fact pursuant to Power of Attorney filed herein as Exhibit 16.

EXHIBIT NUMBER	EXHIBIT TITLE
1	Amended and Restated Declaration of Trust

2	Amended and Restated Bylaws

6	Amended and Restated Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc.

10	Form of Amended and Restated Plan pursuant to Rule 18f-3 under the Investment Company Act of 1940

13	Administrative Services Agreement

16	Power of Attorney